      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1999



                                                            File No. 333-70813


                       U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-14

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


/X/ Pre-Effective Amendment No. 1         / / Post-Effective Amendment No.__
                          (CHECK APPROPRIATE BOX OR BOXES.)


                  EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:
FRANKLIN LIFE VARIABLE ANNUITY FUND A  AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                           AREA CODE AND TELEPHONE NUMBER:
          (800) 528-2011, Ext. 2591                    (713) 526-5251

                      ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:
 c/o The Franklin Life Insurance Company           2929 Allen Parkway
            #1 Franklin Square                    Houston, Texas 77019
       Springfield, Illinois 62713

                        NAME AND ADDRESS OF AGENT FOR SERVICE:
      Elizabeth E. Arthur, Esquire               Nori L. Gabert, Esquire
   The Franklin Life Insurance Company     The Variable Annuity Life Insurance
           #1 Franklin Square                            Company
       Springfield, Illinois 62713                 2929 Allen Parkway
                                                  Houston, Texas 77019

                           COPIES OF ALL COMMUNICATIONS TO:
        Stephen E. Roth, Esquire                 John A. Dudley, Esquire
    Sutherland Asbill & Brennan LLP             Sullivan & Worcester LLP
     1275 Pennsylvania Avenue, N.W.           1025 Connecticut Avenue, N.W.
       Washington, D.C. 20004-2415               Washington, D.C. 20036

TITLE OF SECURITIES BEING REGISTERED: Units of interest in variable annuity contracts; and shares of common stock

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as possible after effectiveness of this registration statement


It is proposed that this filing will become effective on March 1, 1999, pursuant to Rule 488(a) under the Securities Act of 1933.

--------------------------------------------------------------------------------
                     IMPORTANT NOTICE:  Please complete the
                enclosed Proxy and return it as soon as possible.

            For your convenience you may vote by faxing your Proxy to
                     Shareholder Communications Corporation
                                at 1-800-733-1885
--------------------------------------------------------------------------------


Dear Contract Owner:

     Enclosed you will find a Notice and Proxy Statement/Prospectus for special meetings of contract owners of Franklin Life Variable Annuity Fund A ("Fund A"), Franklin Life Variable Annuity Fund B ("Fund B"), and Franklin Life Money Market Variable Annuity Fund C ("Fund C") (collectively, the "Funds"), to be held on April 8, 1999. There is an important matter on which you, as a contract owner of Fund A, Fund B, or Fund C, are being asked to vote -- approval of a reorganization of the Funds into a unit investment trust which would invest in shares of specified portfolios of American General Series Portfolio Company.

     After reviewing this matter carefully, the Board of Managers of each of the Funds unanimously recommends that you vote FOR the proposal.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR, IF MORE CONVENIENT, PLEASE FAX YOUR VOTE, FOLLOWING THE INSTRUCTIONS IN THE BOX AT THE TOP OF THIS PAGE. YOUR PROMPT RESPONSE IS NEEDED SO THAT THE NECESSARY QUORUM AND VOTE WILL BE OBTAINED.

     The Funds have retained Shareholder Communications Corporation, a professional proxy solicitation firm, to assist contract owners in the voting process. As the date of the meetings approaches, if we have not already heard from you, you may receive a telephone call from Shareholder Communications Corporation reminding you to exercise your right to vote.

                                   Elizabeth E. Arthur
                                   Secretary


Springfield, Illinois
March 1, 1999

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                      c/o The Franklin Life Insurance Company
                                 #1 Franklin Square
                            Springfield, Illinois 62713
                         _________________________________

                    NOTICE OF SPECIAL MEETINGS OF CONTRACT OWNERS

     To owners of variable annuity contracts issued by The Franklin Life Insurance Company eligible to vote in connection with certain separate accounts established by The Franklin Life Insurance Company.

     The Board of Managers of each of Franklin Life Variable Annuity Fund A, Franklin Life Variable Annuity Fund B, and Franklin Life Money Market Variable Annuity Fund C (each, a "Fund" and collectively, the "Funds") hereby gives notice that they intend to hold special meetings of owners of the variable annuity contracts eligible to vote in connection with the Funds on April 8, 1999 at 1:00 p.m., Central Standard Time, at The Franklin
Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713. The special meetings are for the purposes of considering and acting on the following matters, as set forth in the accompanying Proxy Statement/Prospectus:

     1. To approve or to disapprove an Agreement and Plan of Reorganization and related transactions whereby:

          - Franklin Life Variable Annuity Fund A will be renamed and restructured into a single unit investment trust comprising three investment divisions (the "Continuing Fund");

          - each Fund's assets will be transferred to one of the three investment divisions in the Continuing Fund such that contract owners' interests will continue as interests in the Continuing Fund; and

          - each investment division will invest exclusively in shares of either the Stock Index Fund or the Money Market Fund of American General Series Portfolio Company.

     2. To consider and act upon such other business as may properly come before the special meetings or any adjournment(s) or postponement(s) thereof.


     The Proxy Statement/Prospectus dated March 1, 1999 that accompanies this notice discusses the proposed Agreement and Plan of Reorganization and related transactions in detail.


     As a contract owner of record at the close of business on February 1, 1999, you have the right to vote at the special meetings or any adjournment(s) or postponement(s) thereof. If you do not expect to attend the special meetings in person, please complete, sign and date the accompanying proxy, and return it immediately in the enclosed postage-paid envelope so that you may be represented at the special meetings. RETURNING THE PROXY WILL NOT RESTRICT OR IMPAIR YOUR RIGHT TO REVOKE THE PROXY OR TO ATTEND AND VOTE PERSONALLY AT THE SPECIAL MEETINGS. If you later decide to attend the special meetings in person, you may vote at the special meetings even though you previously submitted a proxy. The Board of Managers of each of the Funds is soliciting the proxy.

SPECIAL NOTICE: To take action on the proposed Agreement and Plan of Reorganization and related transactions, it is necessary that contract owners entitled to cast at least 50% of all votes eligible to be cast with respect to each of the Funds, voting separately, be present in person or represented by proxy at the special meetings. To be implemented, each Fund must approve the Agreement and Plan of Reorganization by the requisite vote of persons eligible to vote with respect to that Fund. THEREFORE, THE BOARD OF MANAGERS OF EACH FUND URGENTLY REQUESTS THAT CONTRACT OWNERS COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY SO THAT THE NECESSARY QUORUM AND VOTE WILL BE OBTAINED.


                         By Order of the Board of Managers of each of

                         Franklin Life Variable Annuity Fund A
                         Franklin Life Variable Annuity Fund B
                         Franklin Life Money Market Variable Annuity Fund C


                         /s/ Elizabeth E. Arthur
                         -----------------------
                         Elizabeth E. Arthur
                         Secretary



Springfield, Illinois


March 1, 1999

                                        PART A
                INFORMATION REQUIRED IN THE PROXY STATEMENT/PROSPECTUS

                                                              March 1, 1999


                                  PROXY STATEMENT
                                         of
                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

                                   PROSPECTUS
                                       of

 FRANKLIN LIFE VARIABLE ANNUITY FUND A     AMERICAN GENERAL SERIES PORTFOLIO
    c/o The Franklin Life Insurance                     COMPANY
                Company                            2929 Allen Parkway
           #1 Franklin Square                     Houston, Texas 77019
      Springfield, Illinois 62713                    (800) 633-8960
             (800) 528-2011

     The Boards of Managers of Franklin Life Variable Annuity Fund A, Franklin Life Variable Annuity Fund B, and Franklin Life Money Market Variable Annuity Fund C (each, a "Fund" and collectively, the "Funds") are furnishing this Proxy Statement/Prospectus to owners of certain individual variable annuity contracts (the "Contracts") issued by The Franklin Life Insurance Company through the Funds, to solicit the enclosed proxies for use at the special meetings (the "Meetings") of such owners to be held on April 8, 1999 at 1:00 p.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713.

     The Meetings are being held for the purposes set forth below and in the accompanying Notice of the Special Meetings.

     Owners of the variable annuity contracts ("Contract Owners") are being asked to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby:

     - Franklin Life Variable Annuity Fund A will be restructured into a single unit investment trust comprising three investment divisions ("Subaccount A," "Subaccount B," and "Subaccount C") and renamed as Franklin Life Variable Annuity Fund (the "Continuing Fund");

     - each Fund's assets will be liquidated and transferred to one of the three Subaccounts such that Contract Owners' interests will continue as interests in the Continuing Fund; and

     - each Subaccount will invest exclusively in shares of a specified portfolio of American General Series Portfolio Company as follows:
          Subaccount A and Subaccount B will invest exclusively in shares of the Stock Index Fund, and Subaccount C will invest exclusively in shares of the Money Market Fund.

--------------------------------------------------------------------------------
    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES, AND HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
  PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.
--------------------------------------------------------------------------------

     American General Series Portfolio Company (the "Series Company") is a mutual fund that currently consists of several investment portfolios including the Stock Index Fund and the Money Market Fund (together, the Stock Index Fund and the Money Market Fund are referred to herein as the "Series Company Funds").

     If Contract Owners approve the Reorganization, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in the number of units in a Subaccount of the Continuing Fund having a value equal to the value of that Contract Owner's interest in Franklin Life Variable Annuity Fund A, Franklin Life Variable Annuity Fund B, or Franklin Life Money Market Variable Annuity Fund C, respectively, immediately prior to the Reorganization.

     This combination Proxy Statement/Prospectus concisely sets forth information about the Reorganization, the proposed future operation of the Continuing Fund, and the Series Company Funds that the persons entitled to vote in respect of each of the Funds (the "Fund Voters") should know before casting their votes. Please retain this Proxy Statement/Prospectus for future reference. Copies of the current prospectus for each of the Funds, and the current prospectus for the Series Company are attached as appendices to this Proxy Statement/Prospectus and are incorporated herein by reference.

     The Boards of Managers have filed a Statement of Additional Information relating to matters discussed in this Proxy Statement/Prospectus with the Securities and Exchange Commission. The Statement of Additional Information is dated the same date as this Proxy Statement/Prospectus and is incorporated herein by reference. The Statement of Additional Information is available upon oral or written request and without charge. The Franklin Life Insurance Company ("The Franklin") will also furnish, without charge, a copy of a Fund's Annual Report dated December 31, 1998 to a Fund Voter upon request. Please direct such a request (for the Statement and/or Annual Report) to The Franklin Life Insurance Company, #1 Franklin Square, Springfield, Illinois 62713, Attention:
Box 1018 (telephone 800-528-2011, Extension 2591). Direct other inquiries about the Funds to The Franklin at the same address or telephone number.

                                 TABLE OF CONTENTS

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
General Information Regarding Proxy Solicitation  . . . . . . . . . . . . . .  5

SYNOPSIS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
     Comparative Fee Table -- Fund A and Stock Index Fund . . . . . . . . . . 10
     Comparative Fee Table -- Fund B and Stock Index Fund . . . . . . . . . . 11
     Comparative Fee Table -- Fund C and Money Market Fund  . . . . . . . . . 12
     Comparing Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . 14

PRINCIPAL RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

THE PROPOSED REORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Description of the Reorganization  . . . . . . . . . . . . . . . . . . . 16
     Reasons for the Transactions . . . . . . . . . . . . . . . . . . . . . . 18
     Actual and Pro Forma Capitalization  . . . . . . . . . . . . . . . . . . 20
     Comparing Investment Objectives, Policies and Restrictions . . . . . . . 20
     Comparative Performance  . . . . . . . . . . . . . . . . . . . . . . . . 26

INFORMATION ON THE FUNDS AND THE SERIES COMPANY . . . . . . . . . . . . . . . 27
     Management of the Funds and the Series Company . . . . . . . . . . . . . 28
     Organization and Operation of the Series Company Funds . . . . . . . . . 29
          Characteristics of Series Company Shares  . . . . . . . . . . . . . 29
          Dividends, Distributions, and Taxes . . . . . . . . . . . . . . . . 29
          Voting of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . 30
          Certain Ownership Interests . . . . . . . . . . . . . . . . . . . . 31
     Sale of the Contracts and Series Company Shares  . . . . . . . . . . . . 31
     Deductions, Charges, Fees, and Expenses  . . . . . . . . . . . . . . . . 31
          Deductions and Charges Under the Contracts  . . . . . . . . . . . . 31
          Contracts Issued Through Fund A . . . . . . . . . . . . . . . . . . 32
          Contracts Issued Through Fund B . . . . . . . . . . . . . . . . . . 32
          Contracts Issued Through Fund C . . . . . . . . . . . . . . . . . . 32
          Fees and Expenses of the Series Company Funds . . . . . . . . . . . 33
     Supplementary Financial Information  . . . . . . . . . . . . . . . . . . 33
          Financial Highlights for the Funds  . . . . . . . . . . . . . . . . 33
          Financial Highlights for the Series Company Funds . . . . . . . . . 34

AVAILABILITY OF CERTAIN OTHER INFORMATION . . . . . . . . . . . . . . . . . . 35

OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

Appendix A -   Agreement and Plan of Reorganization
Appendix B -   Prospectus for Franklin Life Variable Annuity Fund A
Appendix C -   Prospectus for Franklin Life Variable Annuity Fund B
Appendix D -   Prospectus for Franklin Life Money Market Variable Annuity Fund C
Appendix E -   Prospectus for American General Series Portfolio Company

DEFINITIONS

Agreement -         The Agreement and Plan of Reorganization among each of the
                    Funds and The Franklin.

Continuing Fund -   Franklin Life Variable Annuity Fund.  This is the successor to Franklin Life Variable Annuity Fund A, after it is restructured into a unit investment trust and combined with Fund B and Fund C.

Contracts -         One of the variable annuity contracts issued by The Franklin
                    Life Insurance Company through the Funds.

Contract Owner -    An owner of a variable annuity contract issued by The
                    Franklin through the Funds.

The Franklin -      The Franklin Life Insurance Company

Funds (Fund A,
Fund B, Fund C) -   Franklin Life Variable Annuity Fund A, Franklin Life
                    Variable Annuity Fund B; and Franklin Life Money Market
                    Variable Annuity Fund C

Fund Voters -       Persons eligible to vote in respect to any of the Funds

Reorganization -    The Agreement and related transactions whereby Fund A will be restructured into a unit investment trust (the
                    Continuing Fund), each Fund's assets will be liquidated and transferred to the Continuing Fund, and the Continuing
                    Fund will purchase shares of the Series Company Funds.

Series Company -    American General Series Portfolio Company

Series Company
Funds - The Stock Index Fund and the Money Market Fund of American General Series Portfolio Company.

Subaccount -        One of the three investment divisions of the Continuing
                    Fund.

VALIC - The Variable Annuity Life Insurance Company, the investment adviser to the Series Company Funds.

GENERAL INFORMATION REGARDING PROXY SOLICITATION

     The Board of Managers of each of Fund A, Fund B, and Fund C is furnishing this Proxy Statement/Prospectus in connection with the Boards' solicitation of proxies for use at Meetings of Fund Voters eligible to vote in respect of the Contracts issued by The Franklin through the Funds.


     If you complete, sign, date, and return the enclosed proxy, you may nevertheless revoke it at any time before it is exercised by providing written notice to The Franklin or by voting in person at the Meetings. Any later-dated proxy The Franklin receives will revoke a prior proxy. The proxy solicitation will be done by mail but may also be done by telephone, telegram, facsimile, or personal interview conducted by The Franklin's personnel or outside contractors employed to assist in the solicitation. The Franklin will pay the expenses of the proxy solicitation, and these expenses will not be passed on to the Funds. The Franklin expects such expenses to be approximately $40,000.


     The Franklin has entered into an agreement with Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist in the proxy solicitation. SCC will provide services including telephone calls to Contract Owners who have not returned proxies and remailing of proxy materials to Contract Owners who have discarded or misplaced the originally mailed materials. In return for providing these services, SCC will receive a fee and reimbursement of its expenses incurred in the proxy solicitation.

     The separate rules and regulations governing each of the Funds provide that the number of accumulation units credited to Contract Owners will determine the number of votes that may be cast with respect to a Contract before annuity payments begin. After annuity payments begin, the number of votes that may be cast is based on the amount of assets supporting the Contract and held in the respective Fund to meet the obligations related to the Contract, divided by the accumulation unit value for the particular Fund. Fractional votes will be counted.

     As of December 31, 1998, there were 109,896.4574 votes entitled to be cast at the Meetings with respect to Fund A, 13,838.5872 votes entitled to be cast with respect to Fund B, and 62,851.2220 votes entitled to be cast with respect to Fund C. As of that date, the following persons were entitled to cast 5% or more of the total votes of each of the respective Funds. The Franklin and the Funds do not anticipate that the information provided in the table below will vary materially by the record date of the Meetings:


--------------------------------------------------------------------------------
                Name and Address of Contract                       Percent of
                           Owner                Number of Votes   Voting Power
--------------------------------------------------------------------------------
 Fund A:     None
--------------------------------------------------------------------------------
 Fund B:     Mr. Gonzalo R. Reynoso (1)             856.6460          6.19%
             Mrs. Juanita S. Reynoso                877.1990          6.34%
             553 Hackney Hill Street
             Globe, Arizona 85501
--------------------------------------------------------------------------------
 Fund C:     Beverly A. DeBlase                    5,628.7411         8.96%
             209 Yorkshire Pl.
             Bellevue, Ohio 44811
--------------------------------------------------------------------------------


Following the Reorganization, the persons in the table above will own units of interest in the Continuing Fund that represent less than 1% of the shares of the Stock Index Fund and the Money Market Fund.


     Before annuity payments begin, Contract Owners have the right to vote at the Meetings. After annuity payments begin under a Contract, if the annuitant is not the Contract Owner, the annuitant has the right to instruct the Contract Owner as to voting matters, but the Contract Owner retains the right to vote at the Meetings.


     The Boards of Managers will vote all proxies executed, dated and returned to The Franklin prior to the beginning of the Meetings on April 8, 1999 in accordance with instructions marked thereon. If instructions are not marked thereon, the Boards of Managers will vote proxies "FOR" the proposal to be voted on at the Meetings. Abstentions will not count as votes "FOR" or "AGAINST" the proposal; however, abstentions will be counted to determine whether a quorum is present at the Meetings.


     To take action on the proposed Reorganization, it is necessary that Contract Owners entitled to cast at least 50% of all votes eligible to be cast with respect to each of the Funds, voting separately, be present in person or represented by proxy at the Meetings. Approval of the Agreement and the Reorganization requires, with respect to each of the Funds, the affirmative vote of the lesser of:

     -    67% of the votes cast at the Meetings; or
     -    more than 50% of the total eligible votes.

The requisite vote of the Fund Voters of each Fund must approve the Reorganization before the Reorganization will be implemented.

     The Boards of Managers may adjourn the Meetings for the purpose of further proxy solicitation, or for any other purpose, if 50% of the total eligible votes for any Fund are not represented at the

----------------------

(1) In accordance with interpretations of the Securities and Exchange Commission of the concept of "beneficial ownership," G. Reynoso and J. Reynoso might each be deemed to be the beneficial owner of the contract owned by the other.

Meetings. The Boards of Managers will vote proxies in favor of any adjournment unless you provide other instructions. At any subsequent reconvening of the meetings, the Boards of Managers will vote proxies in the same manner as the proxies would have been voted at the original meetings, unless you revoke the proxies before the subsequent meetings.

                                      SYNOPSIS

     The Board of Managers of each Fund (which consists of the same individuals for each Fund) has authorized the Reorganization. During the five business days prior to the closing date of the Reorganization (currently scheduled for April 30, 1999), each Fund will convert its assets into cash. For much of this period, Contract Owners would be "out of the market" and would not be affected by any positive or negative investment experience of securities that were converted into cash. On the closing date:

     - the cash accumulated with respect to Fund A will be allocated to and used by Subaccount A to purchase shares of the Stock Index Fund of the Series Company;

     - the cash accumulated with respect to Fund B will be allocated to and used by Subaccount B to purchase shares of the Stock Index Fund of the Series Company; and

     - the cash accumulated with respect to Fund C will be allocated to and used by Subaccount C to purchase shares of the Money Market Fund of the Series Company.

     Immediately after the Reorganization, interests in Subaccount A, Subaccount B, and Subaccount C, respectively, having a value identical to the Contract Owners' interests in the Funds immediately before the Reorganization will represent Fund A, Fund B, and Fund C Contract Owners' interests.

     The Series Company is a management investment company (commonly known as a "mutual fund") managed by The Variable Annuity Life Insurance Company ("VALIC"), which is an affiliate of The Franklin. VALIC is responsible for each of the Series Company Funds' day to day operations and makes the investment decisions for the Money Market Fund. VALIC has engaged an investment sub-adviser, Bankers Trust Company ("Bankers Trust") to make investment decisions for the Stock Index Fund.

     The Contracts are no longer being sold, however, The Franklin continues to accept additional payments in accordance with contractual provisions. Shares in each Series Company Fund are offered only to separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. See "Sale of the Contracts and Series Company Shares" below.

     There will be no change in the value of your Contract and no change in a your benefits under the Contract as a result of the Reorganization. The Reorganization also will not affect exchange rights, redemption procedures, and other features of the Contracts. The Franklin believes that the Reorganization will not result in adverse tax consequences to Contract Owners.

     The following paragraphs describe each Fund's investment objective and the investment objective of the relevant Series Company Funds:

     - The investment objective of each of Franklin Life Variable Annuity Fund A ("Fund A") and Franklin Life Variable Annuity Fund B ("Fund B") is long-term appreciation of capital through investment appreciation and the retention and reinvestment of income.

          The Stock Index Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Standard & Poor's 500 Stock Index-Registered Trademark- ("S&P 500")(2)

     - The investment objective of Franklin Life Money Market Variable Annuity Fund C ("Fund C") is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

          The Money Market Fund of the Series Company seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

     The Franklin will pay all costs and expenses associated with effecting the Reorganization. The Franklin will not pay any costs or expenses associated with unrealized positive investment experience during the time when Contract Owners are "out of the market" as described above. The charges provided for in the Contracts will not increase as a result of the Reorganization, and in certain cases will be reduced. For example, in anticipation of the approval of the Reorganization, beginning in October 1998 The Franklin began waiving the imposition and receipt of all sales loads, surrender or deferred sales charges, and administration fees specified in each Contract. Mortality and expense risk fees deducted under the Contracts will remain unchanged.


     Because each of the Funds will no longer be a management investment company, The Franklin will no longer serve as the investment manager to each Fund and, consequently, The Franklin will not receive an investment management fee from assets of the Funds after the Reorganization. However, an investment advisory fee and a charge for "other expenses" is deducted from the assets of each Series Company Fund. Based on the current levels of these fees and charges, the investment advisory fee and the charge for "other expenses" for the Stock Index Fund may be lower than the investment management fee for Funds A and B; and the investment advisory fee and the charge for "other expenses" for the Money Market Fund may be higher than the investment management fee for Fund C. However, if the Reorganization is approved, The Franklin will place a limit on each Subaccount's expenses to ensure that Contract Owners do not incur post-Reorganization expenses that are higher than the pre-Reorganization expenses. The Franklin will effect this expense limitation by making any necessary adjustments so that a Subaccount's total annual expenses (as a percentage of average net assets) will never exceed the corresponding Fund's total annual expenses (as a percentage of average net assets) for the year ended December 31, 1998. See "Comparing Fees and Expenses," and "Supplementary Financial Information" below.


     The following comparative fee tables for the 12-month period ended December 31, 1998 illustrate:

     - the charges and deductions under the Contract for each Fund during that period;

     -    the fees and expenses of the corresponding Series Company Fund; and

------------------

(2) Standard & Poor's-Registered Trademark-, S&P-Registered Trademark-, S&P 500-Registered Trademark-, and Standard & Poor's 500-Registered Trademark- are trademarks of The McGraw-Hill Companies, Inc. The Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Stock Index Fund.

     - the charges and deductions under the Contract for each Subaccount (including the fees and expenses of the Series Company Funds) restated as if the Reorganization had been in effect during that period.

                 COMPARATIVE FEE TABLE -- FUND A AND STOCK INDEX FUND

                                                                                        STOCK              SUBACCOUNT A OF
         (For the 12-month period ended December 31, 1998)                              INDEX              CONTINUING FUND
                                                                        FUND A          FUND                 (pro forma)
 CONTRACT OWNER TRANSACTIONS EXPENSES (WAIVED SINCE OCTOBER 1998)

      Maximum Sales Load Imposed on Purchases (as a percentage of      5.00% (A)
      purchase payments)                                               6.00% (B)          ---                     ---

      Maximum Administration Fee (as a percentage of purchase          4.00% (A)
      payments)                                                        3.00% (B)          ---                     ---

 FUND A ANNUAL EXPENSES (as a percentage of average net assets)

      Management Fees                                                    0.44%            ---                     ---

      Mortality Fees                                                     0.90%            ---                    0.90%

      Expense Risk Fees                                                  0.10%            ---                    0.10%

      Other Expenses                                                                      ---

 Total Fund A (or Subaccount A) Annual Expenses                          1.44%            ---                    1.00%

 STOCK INDEX FUND ANNUAL EXPENSES (as a percentage of average net assets)

      Management Fees                                                     ---             0.27%                  0.27%

      Other Expenses                                                      ---             0.04%                  0.04%

 Total Stock Index Fund Annual Expenses                                   ---             0.31%                  ---

 TOTAL SUBACCOUNT A (PRO FORMA) ANNUAL EXPENSES (C)                       ---              ---                   1.31%


 (A) Single Stipulated Payment Contract
 (B) Periodic Stipulated Payment Contract

 (C) If the Reorganization is approved, The Franklin will implement an expense limitation whereby Subaccount A's total annual expenses (as a percentage of average net assets) after the Reorganization, will not exceed Fund A's total annual expenses (as a percentage of average net assets) for the year ended December 31,1998.

                 COMPARATIVE FEE TABLE -- FUND B AND STOCK INDEX FUND


                                                                                         STOCK               SUBACCOUNT B OF
       (For the 12-month period ended December 31, 1998)                                 INDEX               CONTINUING FUND
                                                                       FUND B            FUND                  (pro forma)
 CONTRACT OWNER TRANSACTIONS EXPENSES (WAIVED SINCE OCTOBER 1998)

      Maximum Sales Load Imposed on Purchases (as a                  5.00% (A);
      percentage of purchase payments)                            15.00% to 1.00%,
                                                                  10.00% to 3.00%,
                                                                  6.00% to 3.00%,
                                                                4.00% to 3.00% (B)         ---                     ---

      Maximum Administration Fee (as a percentage of purchase        $100 (A);
      payments, for Periodic Stipulated Payment Contracts)        0.00% to 10.00%,
                                                                  3.00% to 10.00%,
                                                                  3.00% to 6.00%,
                                                                 3.00% to 5.00% (C)        ---                     ---

 FUND B ANNUAL EXPENSES (as a percentage of average net assets)

      Management Fees                                                  0.44%               ---                     ---

      Mortality Fees                                                   0.90%               ---                    0.90%

      Expense Risk Fees                                                0.10%               ---                    0.10%

      Other Expenses                                                                       ---

 Total Fund B (or Subaccount B) Annual Expenses                        1.44%               ---                    1.00%

 STOCK INDEX FUND ANNUAL EXPENSES (as a percentage of average net assets)
      Management Fees                                                   ---                0.27%                  0.27%

      Other Expenses                                                    ---                0.04%                  0.04%

 Total Stock Index Fund Annual Expenses                                 ---                0.31%                   ---

 TOTAL SUBACCOUNT B (PRO FORMA) ANNUAL EXPENSES (D)                     ---                 ---                   1.31%


 (A) Single Stipulated Payment Contract

 (B) Periodic Stipulated Payment Contract. 15.00% to 1.00% (for a Contract with a stipulated payment period of 12 or more years; 4.33% aggregate over all years for a 12-year Contract); 10.00% to 3.00% (for a Contract with a stipulated payment period of 9 to 11 years; 4.44% aggregate over all years for a 9-year Contract); 6.00% to 3.00% (for a Contract with a stipulated payment period of 6 to 8 years; 4.50% aggregate over all years for a 6-year Contract); and 4.00% to 3.00% (for a Contract with a stipulated payment period of 2 to 5 years; 4.00% aggregate over all years for a 2-year Contract).

 (C) Periodic Stipulated Payment Contract. 0.00% to 10.00% (for a Contract with a stipulated payment period of 12 or more years; 4.67% aggregate over all years for a 12-year Contract); 3.00% to 10.00% (for a Contract with a stipulated payment period of 9 to 11 years; 4.44% aggregate over all years for a 9-year Contract); 3.00% to 6.00% (for a Contract with a stipulated payment period of 6 to 8 years; 4.50% aggregate over all years for a 6-year Contract); and 3.00% to 5.00% (for a Contract with a stipulated payment period of 2 to 5 years; 5.00% aggregate over all years for a 2-year Contract).


 (D) If the Reorganization is approved, The Franklin will implement an expense limitation whereby Subaccount B's total annual expenses (as a percentage of average net assets) after the Reorganization, will not exceed Fund B's total annual expenses (as a percentage of average net assets) for the year ended December 31,1998.

                COMPARATIVE FEE TABLE -- FUND C AND MONEY MARKET FUND


                                                                                                    MONEY         SUBACCOUNT C OF
(For the 12-month period ended December 31, 1998)                                                   MARKET        CONTINUING FUND
                                                                                   FUND C           FUND            (pro forma)
 CONTRACT OWNER TRANSACTIONS EXPENSES (WAIVED SINCE OCTOBER 1998)

                                                                                  6.00% (B)
      Maximum Deferred Sales Load (A)                                             8.00% (C)           ---               ---

                                                                                  $100 (D)
      Maximum Administration Fee                                                     (E)              ---               ---

 FUND C ANNUAL EXPENSES (as a percentage of average net assets)

      Management Fees                                                              0.375%             ---               ---

      Mortality Fees                                                                0.90%             ---              0.90%

      Expense Risk Fees                                                            0.165%             ---              0.165%

      Other Expenses                                                                 ---              ---

 Total Fund C (or Subaccount C) Annual Expenses                                     1.44%             ---              1.065%

 MONEY MARKET FUND ANNUAL EXPENSES (as a percentage of average net assets)

      Management Fees                                                                ---              0.50%             0.50%

      Other Expenses                                                                 ---              0.05%             0.05%

 Total Money Market Fund Annual Expenses                                             ---              0.55%              ---

 TOTAL SUBACCOUNT C (PRO FORMA) ANNUAL EXPENSES (after expense limitation) (F)       ---               ---              1.44%


 (A) Expressed as a percentage of the lesser of: (1) the Cash Value of the part of the Contract surrendered, or (2) the Stipulated Payments made during the immediately preceding 72 months represented by the part of the Contract surrendered (or the Stipulated Payment in the case of a Single Stipulated Payment Contract).

 (B) Single Stipulated Payment Contract. For total redemptions, percentage decreases each Contract Year after the second until reaching zero for Contract Year 5 and thereafter; for partial redemptions, percentage decreases to 4.00% for Contract Year 3 and thereafter.

 (C) Periodic Stipulated Payment Contract. For total redemptions, percentage decreases each Contract Year after the third until reaching zero for Contract Year 7 and thereafter; for partial redemptions, percentage decreases to 4.00% for Contract Year 5 and thereafter.

 (D) Single Stipulated Payment Contract.

 (E) Periodic Stipulated Payment Contract. $20 per Contract Year plus $1 per Stipulated Payment ($.50 if by bank draft or by employer or military preauthorized automatic deduction).


 (F) If the Reorganization is approved, The Franklin will implement an expense limitation whereby Subaccount C's total annual expenses (as a percentage of average net assets) after the Reorganization, will not exceed Fund C's total annual expenses (as a percentage of average net assets) for the year ended December 31,1998. Without this expense limitation, Total Subaccount C (ProForma) Annual Expenses would be 1.615%.

EXAMPLES


     The following examples show expenses that reflect application of the sales charges, surrender and deferred sales charges, and administrative fees that The Franklin began waiving under the Contracts in October 1998. The waiver will only affect Fund A and Fund B Contract Owners to the extent they make future payments under the Contracts. The waiver will only affect Fund C Contract Owners to the extent that they make withdrawals that would be subject to the deferred sales load. The pro forma information for Subaccount C reflects application of the expense limitation that The Franklin will implement if the Reorganization is approved. The first row of figures is for Single Stipulated Payment Contracts, and the second row of figures is for Periodic Stipulated Payment Contracts.


A. You would pay the following expenses (based on expenses for the 12-month period ended December 31, 1998) on a $10,000 investment in your Contract, assuming a 5% annual return on assets, if you surrender your Contract at the end of the applicable time period.


-------------------------------------------------------           ----------------------------------------------------------
                      Fund A (actual)                                   Subaccount A of the Continuing Fund (pro forma)
-------------------------------------------------------           ----------------------------------------------------------
    1 year       3 years        5 years       10 years             1 year          3 years        5 years          10 years
-------------------------------------------------------           ----------------------------------------------------------
    $1,032       $1,312         $1,611        $2,458               $133            $412           $713             $1,569
-------------------------------------------------------           ----------------------------------------------------------
    $1,032       $1,312         $1,611        $2,458               $133            $412           $713             $1,569
-------------------------------------------------------           ----------------------------------------------------------



-------------------------------------------------------           ----------------------------------------------------------
                      Fund B (actual)                                    Subaccount B of the Continuing Fund (pro forma)
-------------------------------------------------------           ----------------------------------------------------------
    1 year       3 years        5 years       10 years              1 year          3 years        5 years         10 years
-------------------------------------------------------           ----------------------------------------------------------
    $1,624      $1,884          $2,164        $2,955                $133            $412           $713            $1,569
-------------------------------------------------------           ----------------------------------------------------------
    $1,624      $1,884          $2,164        $2,955                $133            $412           $713            $1,569
-------------------------------------------------------           ----------------------------------------------------------



-------------------------------------------------------           ----------------------------------------------------------
                      Fund C (actual)                                    Subaccount C of the Continuing Fund (pro forma)
-------------------------------------------------------           ----------------------------------------------------------
    1 year       3 years        5 years       10 years              1 year          3 years        5 years         10 years
-------------------------------------------------------           ----------------------------------------------------------
    $244         $548           $873          $1,795                $145            $452           $781            $1,712
-------------------------------------------------------           ----------------------------------------------------------
    $145         $491           $858          $1,878                $145            $452           $781            $1,712
-------------------------------------------------------           ----------------------------------------------------------



B. You would pay the following expenses (based on expenses for the 12-month period ended December 31, 1998) on a $10,000 investment in your Contract, assuming a 5% annual return on assets, if you do not surrender your Contract at the end of the applicable time period:

-------------------------------------------------------           ----------------------------------------------------------
                      Fund A (actual)                                    Subaccount A of the Continuing Fund (pro forma)
-------------------------------------------------------           ----------------------------------------------------------
    1 year       3 years        5 years       10 years             1 year           3 years        5 years         10 years
-------------------------------------------------------           ----------------------------------------------------------
    $1,032       $1,312         $1,611        $2,458               $133            $412           $713             $1,569
-------------------------------------------------------           ----------------------------------------------------------
    $1,032       $1,312         $1,611        $2,458               $133            $412           $713             $1,569
-------------------------------------------------------           ----------------------------------------------------------



-------------------------------------------------------           ----------------------------------------------------------
                      Fund B (actual)                                    Subaccount B of the Continuing Fund (pro forma)
-------------------------------------------------------           ----------------------------------------------------------
    1 year       3 years        5 years       10 years              1 year          3 years        5 years          10 years
-------------------------------------------------------           ----------------------------------------------------------
    $1,624      $1,884          $2,164        $2,955                $133            $412           $713            $1,569
-------------------------------------------------------           ----------------------------------------------------------
    $1,624      $1,884          $2,164        $2,955                $133            $412           $713            $1,569
-------------------------------------------------------           ----------------------------------------------------------



-------------------------------------------------------           ----------------------------------------------------------
                      Fund C (actual)                                    Subaccount C of the Continuing Fund (pro forma)
-------------------------------------------------------           ----------------------------------------------------------
-------------------------------------------------------           ----------------------------------------------------------
    1 year       3 years        5 years       10 years              1 year          3 years        5 years          10 years
-------------------------------------------------------           ----------------------------------------------------------
    $244         $548           $873          $1,795                $145            $452           $781            $1,712
-------------------------------------------------------           ----------------------------------------------------------
    $145         $491           $858          $1,878                $145            $452           $781            $1,712
-------------------------------------------------------           ----------------------------------------------------------



--------------------------------------------------------------------------------
  PLEASE DO NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN.
--------------------------------------------------------------------------------


COMPARING FEES AND EXPENSES


     The overall costs to Contract Owners after the Reorganization will not be higher, and may be lower than they were before the Boards of Managers proposed the Reorganization. For example, in anticipation of the approval of the Reorganization, beginning in October 1998 The Franklin began waiving the imposition and receipt of all sales loads, surrender or deferred sales charges, and administration fees specified in each Contract. This waiver will continue whether or not the Fund Voters in each Fund approve the Reorganization. Therefore, Contract Owners in the Continuing Fund may make additional purchases without incurring any sales load on such purchases, and also may make surrenders without having deductions made for surrender or deferred sales charges. Further, purchase payments made in the Continuing Fund will not be subject to any administration fees, and the Contracts will not be subject to any annual administration fee.

     In addition, after the Reorganization is approved, The Franklin will implement an expense limitation whereby each Subaccount's total annual expenses (as a percentage of average net assets) after the Reorganization, will not exceed the corresponding Fund's total annual expenses (as a percentage of average net assets) for the year ended December 31,1998.


     Under the Contracts, the Franklin currently imposes three charges specified as annual percentages of each Fund's average net assets:

     -    a mortality risk fee equal to 0.90% for each of the Funds;

     - an expense risk fee equal to 0.10% for Fund A and Fund B, and 0.165% for Fund C; and


     - an investment management fee equal to 0.44% for Fund A and Fund B, and 0.375% for Fund C.


The Franklin guarantees that the charges for the mortality risk fee for all Funds and the expense risk fee for Fund A and Fund B will not increase.


     The total annual expenses for each Fund include the investment management fee, mortality risk fee, and expense risk fee. There is no charge imposed against the assets of the Funds for "other expenses." After the Reorganization, The Franklin will continue to impose the 0.90% mortality risk fee and the 0.10% (or 0.165%) expense risk fee against the assets of each of the Subaccounts of the Continuing Fund. However, The Franklin will no longer impose the 0.44% (or 0.375%) investment management fee against the assets of the Subaccounts of the Continuing Fund. Instead, the Stock Index Fund's investment advisory fee (out of which VALIC pays the investment sub-advisory fee) will be charged indirectly against the assets of Subaccounts A and B of the Continuing Fund; and the Money Market Fund's investment advisory fee will be charged indirectly against the assets of Subaccount C of the Continuing Fund. Therefore, the total annual expenses for each Subaccount of the Continuing Fund will include an indirect charge for the investment advisory fees of the corresponding Series Company Fund, plus the mortality risk fee and the expense risk fee for that Subaccount. However, as previously stated, The Franklin will implement an expense limitation whereby each Subaccount's total annual expenses (as a percentage of average net assets) after the Reorganization, will not exceed the corresponding Fund's total annual expenses (as a percentage of average net assets) for the year ended December 31,1998.



     VALIC calculates the investment advisory fee charged to the Stock Index Fund and the Money Market Fund as a percentage of these Funds' average daily net asset value. For the 12-month period ended December 31, 1998, the investment advisory fee (as a percentage of average net assets) was 0.27% for the Stock Index Fund, and 0.50% for the Money Market Fund.


     Pursuant to the Investment Sub-Advisory Agreement between VALIC and Bankers Trust on behalf of the Stock Index Fund, VALIC pays Bankers Trust a monthly fee computed at the annual rate of 0.02% of the first $2 billion in Stock Index Fund assets and 0.01% on assets over $2 billion. The Series Company does not pay a separate fee to Bankers Trust.


     Total annual expenses for the Series Company Funds include the investment advisory fee plus a fee for "other expenses." For the Series Company Funds, the fee for "other expenses" during the 12-month period ended December 31, 1998 were 0.04% of the average net assets of the Stock Index Fund, and 0.05% of average net assets of the Money Market Fund.



     Using the percentages for the 12-month period ended December 31, 1998 (and including The Franklin's post-Reorganization expense limitation for Subaccount C), the total annual expenses after the Reorganization would be 1.31% for Subaccount A, 1.31% for Subaccount B, and 1.44% for Subaccount C. In sum, the total annual expenses after the Reorganization for Subaccount A and Subaccount B would be lower than the total annual expenses for Fund A and Fund B: 1.31% for Subaccount A vs. 1.44% for Fund A; and 1.31% for Subaccount B vs. 1.44% for Fund B. Total annual expenses after the Reorganization for Subaccount C (including the post-Reorganization expense limitaion) would be the same as the total annual expenses for Fund C: 1.44% for Subaccount C vs. 1.44% for Fund C. See the "Comparative Fee Tables" above.

                                PRINCIPAL RISK FACTORS

     The principal risk factors involved in investing in a Subaccount of the Continuing Fund and, therefore, indirectly in a Series Company Fund will be similar to the principal risk factors currently associated with investing in a Fund. Those risk factors are that the investments made by each Series Company Fund's investment manager may not appreciate in value or will, in fact, lose value. Specifically, the investments are subject to three general types of investment risks:

     - FINANCIAL RISK, which refers to the ability of the issuer of a security to pay principal and interest when due or to maintain or increase dividends;

     - MARKET RISK, which refers to the degree to which the price of a security will react to changes in conditions in the securities markets and to changes in the overall level of interest rates; and

     - CURRENT INCOME VOLATILITY, which refers to the degree to which and the timing by which changes in the overall level of interest rates or, in the case of certain derivative instruments, other underlying economic variables or indices affect the current income from an investment.


     In addition, by investing in a Subaccount of the Continuing Fund and, therefore, indirectly in a Series Company Fund, Contract Owners will continue to be exposed to certain risk factors that are currently associated with investing in a Fund. For example, although unlikely, one or more of the Series Company Funds may fail to qualify as a regulated investment company in any particular year and may thereby incur federal tax liability on income and capital gains distributed to shareholders. In that case, the Contracts would also fail to qualify as annuity contracts for federal income tax purposes resulting in the loss of their tax-favored status. See, "Organization and Operation of the Series Company Funds -- Dividends, Distributions and Taxes," below. This would adversely affect the investment performance of the disqualified Series Company Fund(s) and therefore the investment performance of the corresponding Subaccounts of the Continuing Fund. Also, Series Company Fund shares currently are, and will continue to be, owned by separate accounts of other insurance companies to fund variable annuity contracts and variable life insurance policies. While it is conceivable that, in the future, it may be disadvantageous to the Continuing Fund to be invested in the Series Company Funds simultaneously with such other separate accounts, The Franklin currently does not see any such disadvantages.


                            THE PROPOSED REORGANIZATION

DESCRIPTION OF THE REORGANIZATION

     The Reorganization involves converting the net assets of each Fund into cash, designating the cash associated with each Fund as the initial assets of a Subaccount of the Continuing Fund, and purchasing shares of a specified Series Company Fund in return for a Subaccount's cash. If the Fund Voters of each Fund approve the Reorganization, the Funds will no longer hold securities and other instruments directly but rather will hold similar investments indirectly through the intermediate vehicle of the Series Company Funds. Those investments will be managed by VALIC (and Bankers Trust for the Stock Index Fund), instead of The Franklin, the current investment manager for each of the Funds.

     At present, each Fund:

     - is a diversified management investment company, as such companies are defined in the Investment Company Act of 1940, as amended (the "1940 Act");

     - is supervised by a Board of Managers having a majority of members who are not "interested persons" (I.E., who are drawn from outside) of The Franklin; and

     - invests in securities and other instruments in accordance with objectives outlined in a prospectus.

Please refer to the separate prospectuses for Fund A, Fund B, and Fund C, respectively, which accompany this Proxy Statement/Prospectus as Appendices B, C, and D, respectively, and are incorporated herein by reference.

     If the Fund Voters of each Fund approve the Reorganization, Fund A would be renamed as Franklin Life Variable Annuity Fund and restructured as a unit investment trust that will be subdivided into three Subaccounts, each corresponding to and investing solely in shares of a particular Series Company Fund. Please refer to the prospectus for the Series Company Fund which accompanies this Proxy Statement/Prospectus as Appendix E and is incorporated herein by reference.

     The net asset value per share of the corresponding Series Company Fund will determine the value of a unit in each Subaccount of the Continuing Fund. The total value of the accumulation units a Contract Owner has in each Fund immediately prior to the Reorganization will be no different than the total value of the accumulation units the same Contract Owner will have in the appropriate Subaccount of the Continuing Fund immediately after the Reorganization. The total value of the annuity units a Contract Owner has in each Fund immediately prior to the Reorganization will be no different than the total value of the annuity units the same Contract Owner will have in the appropriate Subaccount of the Continuing Fund immediately after the Reorganization.

     As of 3:00 p.m. Central Standard Time on the closing date, all of the assets of each Fund will have been liquidated into cash and the cash will be transferred to the Subaccounts of the Continuing Fund and used to purchase the number of shares of the Stock Index Fund or the Money Market Fund having an aggregate net asset value equal to the cash contributed. The Franklin will pay any brokerage commissions related to the liquidation of the Funds' assets.

     More information on the Reorganization is contained in a document entitled "Agreement and Plan of Reorganization," which has been approved and adopted by the Board of Managers of each of the Funds and entered into by The Franklin (in its capacity as the insurance company of which the Funds are a part under state insurance law) and the Funds. The Agreement is attached to this Proxy Statement/Prospectus as Appendix A. Approval of the Agreement and the Reorganization by the Fund Voters of each Fund is a prerequisite to the implementation of the Reorganization. The Reorganization may be postponed from time to time or canceled for any reason with the consent of the parties thereto.

Federal Tax Consequences of the Reorganization

      The Franklin does not believe that the proposed Reorganization will result in the realization of taxable income or loss to The Franklin, the Funds, the Continuing Fund, or the Series Company. Neither The Franklin, as the legal owner of the assets held in the Funds, nor the Funds themselves, which are not taxed as entities separate from The Franklin, should realize gain or loss on the liquidation of the assets held in the Funds by virtue of section 817(b) of the Internal Revenue Code. Under that section, the tax basis to The Franklin of each asset held by the Funds is always equal to its fair market value, so that when such asset is liquidated, no gain or loss is realized. The use of the cash proceeds derived from the liquidation of the assets of the Funds to purchase shares of the Series Company should not give rise to taxable gain or loss to The Franklin or the Continuing Fund, and should not give rise to taxable gain or loss to the Series Company because under section 1032(a) of the Internal Revenue Code the issuance of shares of a corporation in exchange for money or other property does not give rise to gain or loss. If, contrary to The Franklin's expectations, the proposed Reorganization were to result in taxable income to The Franklin, the Funds, or the Continuing Fund, The Franklin would not make any charge to the Funds, the Continuing Fund or to Contract Owners for Federal income taxes resulting from the proposed Reorganization.

      The Franklin also does not believe that the proposed Reorganization will result in tax consequences to Contract Owners. The proposed
Reorganization itself will not result in a distribution from Contracts currently supported by the Funds that would give rise to taxable income to Contract Owners.

      If, following an affirmative vote of the Contract Owners, an Owner wished to redeem such Contract Owner's interests rather than be invested in the Series Company Funds, such Contract Owner could either surrender the Contract or exchange the Contract for another policy issued by a different insurance company. In general, the surrender of a Contract would result in taxation of any gain accumulated under the Contract and, in certain cases, in the imposition of an additional 10-percent tax on such gain. If, however, a Policy were to be exchanged for another policy, the Contract Owner might not incur current tax with respect to the transaction if the transaction qualified as a tax-exempt exchange under section 1035(a) of the Internal Revenue Code. Contract Owners considering such a transaction should consult a tax adviser.

REASONS FOR THE TRANSACTIONS

     The following combination of circumstances led the Board of Managers of each Fund to propose the Reorganization:

     - The asset base of the Funds will not increase substantially in the foreseeable future because no new Contracts are being sold (although continuing payments are accepted on existing Contracts).

     - The portfolio manager primarily responsible for making investment management decisions for the Funds has indicated a desire to discontinue serving in this capacity.

     - Since the Funds are separate entities, administration costs for the Funds cannot benefit from economies of scale.

Based on these circumstances, the Board of Managers of each of the Funds decided to reevaluate how each Fund should be managed. The respective Boards of Managers determined that, rather than continuing to operate each Fund as an actively managed portfolio, it would be more effective to restructure the Funds into a single unit investment trust containing subaccounts that invest in actively or passively managed investment portfolios.

     If the Fund Voters in each Fund approve the Reorganization, each Subaccount of the Continuing Fund will invest its assets indirectly in securities through a Series Company Fund rather than directly in securities, as each Fund currently does.


     The Reorganization should benefit Contract Owners by enabling them to participate in investment portfolios with a substantially larger asset base than that currently held by each of the Funds. As of December 31, 1998 the net assets in Fund A, Fund B, and Fund C were $13,541,500, $2,036,706 and $1,545,779 respectively; while the net assets of the Stock Index Fund and the Money Market Fund as of that date were $4,100,922,683, and $273,628,208, respectively. The Board of Managers of each Fund anticipates that the larger asset base available through investments in the Series Company Funds will increase investment opportunities for and broaden diversification of the funding medium for the Contracts.



     The larger asset base would be especially advantageous with respect to Fund
C. The amount of assets that Fund C may invest in the securities of any one issuer is restricted by Fund C's fundamental investment restrictions and the regulations of the Securities and Exchange Commission and the Internal Revenue Service. Under the most restrictive of these provisions, Fund C generally may not invest more than 5% of its assets in the securities of any issuer, except that it may invest up to 55% of its assets in securities issued or guaranteed as to principal by the United States government. As of December 31, 1998, Fund C's total assets were $1,554,073, and the maximum amount that Fund C was permitted to invest in commercial paper of any one issuer was approximately $77,700. Due to market conditions, it is more difficult to purchase an issue of commercial paper in an amount less than $100,000. It is possible that the shrinking pool of commercial paper investments available to Fund C due to its size may impair the future investment performance of Fund C.


     Various practical difficulties make it infeasible to use any of the Funds, as they are currently structured, as the funding vehicle for insurance products other than variable annuity contracts issued by

The Franklin. The Series Company Funds, however, currently are and will continue to be used for variable annuity contracts and variable life insurance policies issued by other insurance companies affiliated with The Franklin. Therefore, more assets currently are available to be invested in the Series Company Funds than are available to be invested in the current Funds alone. The Franklin and the Board of Managers of each Fund believe that this will result in economies of scale (particularly in view of the declining assets of the Funds under the current circumstances in which no new Contracts are being sold).

     As managers of portfolios significantly larger than each Fund, VALIC (and Bankers Trust with respect to the Stock Index Fund) may be able to expend larger resources cost-effectively to attain higher performance for the Series Company Funds than for the Funds, although there is no guarantee that higher performance will be achieved. The Boards of Managers of the respective Funds also considered the favorable investment performance of the Series Company Funds compared to the investment performance of the respective Funds over the past several years. See, "Comparative Performance," below.

     The Fund C Board of Managers chose the Money Market Fund as the investment vehicle for Fund C Contract Owners' interests because the Money Market Fund and Fund C's investment objectives and policies are reasonably consistent with each other.

     The respective Boards of Managers for Fund A and Fund B selected the Stock Index Fund as the investment vehicle for interests of Contract Owners of Fund A and Fund B because the Stock Index Fund has somewhat similar investment objectives and policies to Fund A and Fund B, and because it is the respective Boards' belief that shareholders find S&P 500 index funds attractive since these funds are designed for investors who want to pursue growth of capital through a portfolio of securities that broadly represents the U.S. stock market, as measured by the S&P 500. In addition, index funds generally have lower portfolio transaction costs (brokerage and other trading costs), and a lower expense ratio (including advisory fees, distribution charges and operating expenses), than actively managed funds.

     Using the Series Company Funds as the investment vehicles for the Continuing Fund would facilitate the addition of new investment options, if the Board of Directors of The Franklin should choose to do so in the future. Although the Board of Directors does not intend to pursue this avenue at this time, it would be administratively simpler and less costly to add (and maintain) new investment options in the form of new unmanaged subaccounts of the Continuing Fund investing in additional portfolios of the Series Company, or portfolios of other mutual funds, than to add new investment options in the form of new managed funds (structured as management investment companies).

     In summary, The Franklin and the Board of Managers of each Fund expect the Reorganization to result in increased investment opportunities, economies and efficiencies which will benefit Contract Owners.


     The Franklin and the Board of Managers of each Fund believe that the interests of Contract Owners immediately following the Reorganization will not materially differ from their interests immediately prior to the Reorganization. Contract Owners will still have an interest in a diverse portfolio of investments with respect to each Subaccount of the Continuing Fund. The value of Contract Owners' interests will not be changed by the Reorganization. In the opinion of The Franklin, the Reorganization will not have any direct or indirect adverse tax consequences for Contract Owners. Furthermore, the overall level of fees and expenses borne, directly or indirectly, by each of the Contract Owners will not be higher (and may be lower) after the Reorganization than before the Reorganization was proposed.

ACTUAL AND PRO FORMA CAPITALIZATION

     The following tables show the actual capitalization of the Funds, the Stock Index Fund, and the Money Market Fund on December 31, 1998, as well as the pro forma capitalization of the Subaccounts, the Stock Index Fund and the Money Market Fund on that date after giving effect to the Reorganization:




       CAPITALIZATION         FUND A          FUND B          FUND C         SUBACCOUNT A      SUBACCOUNT B        SUBACCOUNT C
  (as of Dec. 31, 1998)(3)   (actual)        (actual)        (actual)         (pro forma)       (pro forma)        (pro forma)
 Net Assets                 $13,541,500     $2,036,706      $1,545,779       $13,541,500       $2,036,706         $1,545,779
 Net Asset Value            $    123.03     $   147.18      $    24.59       $     37.54       $    37.54         $     1.00
 Units or Shares
  Outstanding                   109,896         13,839          62,851           360,722           54,254          1,545,779


                                 STOCK INDEX            STOCK INDEX              MONEY MARKET              MONEY MARKET
        CAPITALIZATION              FUND                   FUND                      FUND                      FUND
     (as of Dec. 31, 1998)         (actual)             (pro forma)                (actual)                (pro forma)
 Net Assets                    $4,100,922,683         $4,116,500,889           $273,628,208            $ 275,173,987
 Net Asset Value               $        37.54         $        37.54           $      1.00             $        1.00
 Units or Shares
 Outstanding                      109,229,305            109,644,281            273,628,208              275,173,987


COMPARING INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     The investment objective of both Fund A and Fund B is long-term appreciation of capital through investment appreciation and the retention and reinvestment of income. Fund A and Fund B seek to achieve their investment objective by investing in equity securities, mainly common stocks. The Stock Index Fund of the Series Company seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500. The respective Boards of Managers of Fund A and Fund B believe that although the investment objective and policies of Fund A and Fund B are similar but not identical to those of the Stock Index Fund, Contract Owners of Fund A and Fund B should find the Stock Index Fund attractive because:

     (1) the Stock Index Fund is designed for investors who want to keep expenses low while seeking long-term growth of capital through a portfolio of securities that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index; and

     (2) the fundamental investment restrictions of the Stock Index Fund are not materially different from those of Fund A and Fund B.

-----------------------

(3) Net assets of Fund A include annuity reserves, therefore the number of units outstanding multiplied by the net asset value does not equal the net assets. For the other Funds and Subaccounts, the number of units or shares outstanding multiplied by the net asset value does not equal the net assets due to rounding.

     Fund C's investment objective is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Money Market Fund of the Series Company seeks liquidity, protection of capital and current income through investments in short-term money market instruments. The Board of Managers of Fund C believes that the investment objective, policies, and restrictions of the Money Market Fund are not materially different from the investment objective, policies, and restrictions of Fund C.

     Currently, each Fund's investment policy is to invest directly in individual securities selected by The Franklin, the investment manager to each Fund. It is currently a fundamental investment restriction of each Fund that the Fund may not invest more than 5% of its assets in any one issuer, except that up to 25% of each Fund's total assets may be invested without regard to such 5% limitation.(4) In addition, each Fund currently has a non-fundamental investment restriction that the Fund will not invest in the securities of other investment companies.(5) The Boards of Managers of the Funds may deem approval of the Reorganization by Fund Voters of each Fund as an approval of a change in the investment policies and restrictions of the Funds to require investment entirely and solely in specific mutual fund portfolios.

     The following table compares the fundamental investment restrictions of Fund A and Fund B to the fundamental investment restrictions of the Stock Index Fund.

--------------------------------------------------------------------------------
       FUND A AND FUND B                               STOCK INDEX FUND
--------------------------------------------------------------------------------
Fund will not concentrate its              Stock Index Fund may not invest more
investments in any one industry or         than 25% of the value of its total
group of related industries, and no        assets in the securities of issuers
more than 25% of the value of the          primarily engaged in any one industry.
Fund's assets will be invested in any
one industry or group of related
industries.
--------------------------------------------------------------------------------
Fund will not issue senior securities,     Stock Index Fund may not issue senior
except that the Fund may borrow money      securities, except in connection with
as set forth in the paragraph              investments in options and futures
immediately below.                         contracts.
--------------------------------------------------------------------------------
Fund will not borrow money except for      Stock Index Fund may not borrow money
temporary or emergency purposes from       except as a temporary measure for
banks, and any such borrowings will        extraordinary or emergency purposes
not be used to purchase investment         (such as to meet redemption requests
securities and will not exceed 5% of       which might otherwise require the
the value of the Fund's assets.            disadvantageous sale of portfolio
                                           securities) and then not in excess of
                                           5% of the Stock Index Fund's total
                                           assets.
--------------------------------------------------------------------------------

-----------------------

(4) A fundamental investment restriction is one that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting shares of the respective Fund. For this purpose, a "majority" of shares means the lesser of: (a) 67% or more of the voting shares present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy; or
(b) more than 50% of the voting shares.

(5) A non-fundamental investment restriction may be changed by action of the Board of Managers of the Fund.

--------------------------------------------------------------------------------
       FUND A AND FUND B                               STOCK INDEX FUND
--------------------------------------------------------------------------------
Fund will not underwrite securities of     Stock Index Fund may not underwrite
other issuers, except that the Fund        securities of other issuers except
may acquire portfolio securities under     where the sale of restricted portfolio
circumstances where, if sold, it might     securities constitutes an underwriting
be deemed to be an underwriter for         under the federal securities laws.
purposes of the Securities Act of
1933.  No such securities will be
acquired except where parties other
than the Fund shall have agreed to
bear any and all costs of registration
under the Securities Act of 1933.  No
more than 10% of the value of the
Fund's assets will at any time be
invested in such securities.
--------------------------------------------------------------------------------
Fund will not engage in the purchase       Stock Index Fund may not acquire real
and sale of interests in real estate,      estate or real estate contracts,
except that the Fund may engage in the     although the Stock Index Fund may
purchase and sale of readily               acquire obligations that are secured
marketable interests in real estate        by real estate or securities issued by
investment trusts or similar               companies investing in real estate,
securities, which may be deemed to         such as real estate investment trusts.
represent indirect interests in real
estate.
--------------------------------------------------------------------------------
Fund will not engage in the making of      Stock Index Fund may not lend money,
loans to other persons, except that        except by purchasing debt obligations
the Fund may acquire privately placed      in which the Fund may invest
corporate debt securities of a type        consistent with its investment
customarily purchased by institutional     objective and policies or by
investors.  The foregoing does not         purchasing securities subject to
restrict the purchase by the Fund of a     repurchase agreements.  Stock Index
portion of an issue of publicly            Fund may not make loans to other
distributed bonds, debentures or other     persons, except than it may lend its
securities, whether or not the             portfolio securities to broker-dealers
purchase is made upon the original         and other financial institutions in an
issuance of such securities.               amount up to 30% of the value of its
                                           total assets.
--------------------------------------------------------------------------------
Fund will not engage in the purchase       Stock Index Fund may not purchase or
or sale of commodities or commodity        sell commodities (except in connection
contracts.                                 with investments in options and
                                           futures contracts) or invest in oil,
                                           gas or mineral exploration programs.
--------------------------------------------------------------------------------
With respect to 75% of its assets,         Stock Index Fund may not invest more
Fund will not purchase the securities      than 5% of the value of its total
of any one issuer, other than              assets in the securities of any one
obligations issued or guaranteed by        issuer.  This does not include
the U.S. Government and its agencies       obligations issued or guaranteed by
and instrumentalities, if such             the U.S. Government or any of its
purchase would cause more than 5% of       agencies or instrumentalities.
the Fund's assets to be invested in
the securities of such issuer.
--------------------------------------------------------------------------------
With respect to 75% of its assets,         Stock Index Fund may not purchase more
Fund will not acquire more than 10% of     than 10% of the outstanding voting
the outstanding voting securities of       securities, or any other class of
any one issuer, other than obligations     securities, of any one issuer.  This
issued or guaranteed by the U.S.           does not include obligations issued or
Government and its agencies and            guaranteed by the U.S. Government or
instrumentalities.                         any of its agencies or
                                           instrumentalities.
--------------------------------------------------------------------------------

     In addition to the fundamental investment restrictions cited above, the Stock Index Fund has fundamental investment restrictions which provide that the Stock Index Fund may not:

     - mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings made under this restriction;

     - acquire more than 3% of the voting securities of any single other investment company or invest more than 10% of the value of the Stock Index Fund's assets in the securities of other investment companies (5% in the case of each such other company);

     - acquire securities for the purpose of influencing the management of, or exercising control over, the issuer;

     - effect short sales of securities or purchase securities on margin, except in connection with investment in options and futures contracts; or

     - enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

     The following table compares the fundamental investment restrictions of Fund C to the fundamental investment restrictions of the Money Market Fund.

--------------------------------------------------------------------------------
                 FUND C                            MONEY MARKET FUND
--------------------------------------------------------------------------------
Fund C will not concentrate its             Money Market Fund may not invest
investments in any one industry or group    more than 25% of the value of its
of related industries, and no more than     total assets in the securities of
25% of the value of Fund C's assets will    issuers primarily engaged in any one
be invested in any one industry or group    industry, except investments in
of related industries, except that there    obligations issued or guaranteed by
is no limitation with respect to            the U.S. Government, its agencies,
investments in obligations issued or        or instrumentalities.
guaranteed by the U.S. Government or its
agencies or instrumentalities, or in
bankers' acceptances, repurchase
agreements or certificates of deposit of
domestic banks.  For purposes of this
restriction, telephone, gas and electric
utilities, banks, savings associations,
personal credit institutions, business
credit institutions, and insurance
companies shall each be considered a
separate industry.
--------------------------------------------------------------------------------
Fund C will not issue senior securities,    Money Market Fund may not issue
except that Fund C may borrow money as      senior securities.
set forth in the paragraph immediately
below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FUND C                            MONEY MARKET FUND
--------------------------------------------------------------------------------
Fund C will not borrow money except for     Money Market Fund may not borrow
temporary or emergency purposes, and any    money except as a temporary measure
such borrowings will not be used to         for extraordinary or emergency
purchase investment securities and will     purposes (such as to meet redemption
not exceed 5% of the value of Fund C's      requests which might otherwise
assets; provided, however, that Fund C      require the disadvantageous sale of
may borrow money up to one-third of its     portfolio securities) and then not
assets, not to increase its income but      in excess of 5% of its total assets.
to meet redemption requests which might
otherwise require untimely dispositions
of portfolio securities.  So long as
such borrowings exceed 5% of the value
of Fund C's assets, Fund C will not make
any new investments.  In addition, to
the extent such borrowings exceed the 5%
limit and cause a subsequent reduction
of the required asset coverage, Fund C
will reduce the amount of its borrowings
to comply with the appropriate asset
coverage required under the 1940 Act.
--------------------------------------------------------------------------------
Fund C will not pledge, hypothecate,        Money Market Fund may not mortgage,
mortgage or otherwise encumber its          pledge or hypothecate more than 5%
assets except in an amount not in excess    of the value of its total assets,
of 15% of the value of its assets to        and then only to secure borrowings
secure borrowings made in accordance        made under this restriction.
with the borrowing restrictions
described above.
--------------------------------------------------------------------------------
Fund C will not underwrite securities of    Money Market Fund may not underwrite
other issuers, except that Fund C may       securities of other issuers except
acquire portfolio securities under          where the sale of restricted
circumstances where, if sold, it might      portfolio securities constitutes an
be deemed to be an underwriter for          underwriting under the federal
purposes of the Securities Act of 1933.     securities laws.
No such securities will be acquired
except where parties other than Fund C
shall have agreed to bear any and all
costs of registration under the
Securities Act of 1933.  No more than
10% of the value of Fund C's assets will
at any time be invested in such
securities.
--------------------------------------------------------------------------------
Fund C will not engage in the purchase      Money Market Fund may not acquire
and sale of interests in real estate,       real estate or real estate
except that Fund C may engage in the        contracts, although the Fund may
purchase and sale of money market           acquire obligations that are secured
securities secured by real estate or        by real estate or securities issued
interests therein or securities issued      by companies investing in real
by companies that invest in real estate     estate, such as real estate
or interests therein.                       investment trusts.
--------------------------------------------------------------------------------
Fund C will not engage in the making of     Money Market Fund may not lend
loans to other persons, except that Fund    money, except by purchasing debt
C may acquire qualified debt obligations    obligations in which the Fund may
or other money market securities and        invest consistent with its
enter into repurchase agreements            investment objective and policies or
(provided that the aggregate value of       by purchasing securities subject to
repurchase agreements maturing in more      repurchase agreements.  Money Market
than seven days will not exceed 10% of      Fund may not make loans to other
Fund C's total assets), and may lend its    persons, except than it may lend its
portfolio securities (provided that such    portfolio securities to broker-
loans do not in the aggregate exceed 20%    dealers and other financial
of the value of Fund C's assets) if such    institutions in an amount up to 30%
loans are made according to the             of the value of its total assets.
guidelines of the Securities and
Exchange Commission and the Board of
Managers of the Fund, including
maintaining collateral from the borrower
equal at all times to the current market
value of the securities loaned.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FUND C                            MONEY MARKET FUND
--------------------------------------------------------------------------------
Fund C will not engage in the purchase      Money Market Fund may not purchase
or sale of commodities or commodity         or sell commodities or commodity
contracts or invest in oil, gas or other    contracts or invest in oil, gas or
mineral exploration or development          mineral exploration programs.
programs.
--------------------------------------------------------------------------------
Fund C will not purchase securities         No comparable fundamental investment
(other than repurchase agreements of not    restriction.
more than seven days' duration) for
which there exists no readily available
market, or for which there are legal or
contractual restrictions on resale, if
as a result of any such purchase, more
than 10% of the value of Fund C's assets
would be invested in such securities.
--------------------------------------------------------------------------------
Fund C will not purchase securities on      Money Market Fund may not purchase
margin, except for such short-term          securities on margin.
credits as are necessary for the
clearance of transactions.
--------------------------------------------------------------------------------
Fund C will not make short sales of         Money Market Fund may not effect
securities or write, purchase or sell       short sales of securities.  Money
puts, calls, straddles, spreads or          Market Fund may not invest in
combinations thereof.                       warrants, or write, purchase or sell
                                            puts, calls, straddles, spreads or
                                            combinations thereof.
--------------------------------------------------------------------------------
Fund C will not purchase the securities     Money Market Fund may not invest
of any one issuer, other than               more than 5% of the value of its
obligations issued or guaranteed by the     total assets in the securities of
U.S. Government and its agencies and        any one issuer.  This does not
instrumentalities, if such purchase         include obligations issued or
would cause more than 5% of Fund C's        guaranteed by the U.S. Government or
assets to be invested in the securities     any of its agencies or
of such issuer, except that up to 25% of    instrumentalities.
Fund C's total assets taken at current
value may be invested without regard to
such 5% limitation.
--------------------------------------------------------------------------------
Fund C will not acquire more than 10% of    Money Market Fund may not purchase
the outstanding voting securities of any    more than 10% of the outstanding
one issuer, other than obligations          voting securities, or any other
issued or guaranteed by the U.S.            class of securities, of any one
Government and its agencies and             issuer.  This does not include
instrumentalities, except that up to 25%    obligations issued or guaranteed by
of Fund C's total assets taken at           the U.S. Government or any of its
current value may be invested without       agencies or instrumentalities.
regard to such 10% limitation.
--------------------------------------------------------------------------------

     In addition to the fundamental investment restrictions cited above, the Money Market Fund has fundamental investment restrictions which provide that the Money Market Fund may not:

     - purchase any security which matures more than 13 months from the date of purchase;

     - acquire securities for the purpose of influencing the management of, or exercising control over, the issuer; or

     - acquire more than 3% of the voting securities of any single other investment company or invest more than 10% of the value of the Money Market Fund's assets in the securities of other investment companies (5% in the case of each such other company).

     If the Fund Voters of each Fund approve the Reorganization, Contract Owners may lose the protections of certain fundamental policies and restrictions of the respective Fund (and become subject to additional investment risk) to the extent that the corresponding policies and restrictions of the Series Company Funds impose less severe limitations than those of the Funds. However, as stated above, the Series Company Funds also have certain fundamental restrictions not included among the fundamental restrictions of the Funds.

     The prospectuses and statements of additional information for the Funds and the Series Company Funds located in Appendices B, C, D, and E contain more complete descriptions of the investment objectives, policies, and restrictions of each of the Funds and the corresponding Series Company Funds.

COMPARATIVE PERFORMANCE

     The following tables show the actual and pro forma historic performance of the Funds, for 12-month periods ended December 31, 1998, using various measures appropriate for the Series Company Funds in which each Subaccount of the Continuing Fund will solely invest if the Reorganization is approved. The pro forma performance figures (shown in the right column) are derived from the actual performance of each of the Series Company Funds as adjusted to reflect the mortality and expense risk fees of the Continuing Fund, but do not reflect sales charges, surrender or deferred sales loads and administration fees under the Contracts since these charges and fees would not be imposed on the Continuing Fund. In other words, the pro forma performance figures show how the Reorganization might have affected historic performance if it had been consummated at an earlier time. Although past performance is no guarantee of future results, Fund Voters may wish to compare this pro forma performance of the Continuing Fund with the actual performance of the Funds (shown in the left column of performance figures)(6):



                                              FUND C          SUBACCOUNT C
                                             (actual)          (pro forma)
 YIELD AND EFFECTIVE YIELD
 (for periods ended December 31, 1998)

 Yield (7-day period)                         3.30%              3.64%
 Effective Yield (7-day period)               3.35%              3.71%


------------------------

(6) Average annual total return for Funds A and B was impacted by the necessity of holding an amount of assets in cash in order to handle redemptions, and by the inability of these Funds to reinvest dividends and capital gains in the stock market due to these Funds' cash outflow.



 AVERAGE ANNUAL TOTAL RETURN (for periods
 ended December 31, 1998)                     FUND A          SUBACCOUNT A
                                             (actual)          (pro forma)

 One Year                                     24.99%             28.43%
 Five Years                                   18.08%             23.74%
 Ten Years                                    14.48%             18.47%


                                              FUND B          SUBACCOUNT B
                                             (actual)          (pro forma)

 One Year                                     33.08%             28.43%
 Five Years                                   20.53%             23.74%
 Ten Years                                    16.33%             18.47%


--------------------------------------------------------------------------------
                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                   INFORMATION ON THE FUNDS AND THE SERIES COMPANY

     The Board of Directors of The Franklin established each of the Funds as a "separate account" by resolutions pursuant to the provisions of the Illinois Insurance Code. The Franklin established Fund A on November 5, 1969, Fund B on April 1, 1970, and Fund C on July 23, 1981.

     Under the provisions of the Illinois Insurance Code: (1) the income, gains and losses of each Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the respective Contracts, without regard to The Franklin's other income, gains or losses; and (2) the assets of each Fund are not chargeable with liabilities arising out of The Franklin's other business activities.

     Each Fund is registered with the Securities and Exchange Commission under the 1940 Act as an open-end, diversified management investment company -- a type of separate account known as a "managed account." (Securities and Exchange Commission registration does not involve supervision of the management or the investment practices or policies of the investment company.) The Franklin no longer offers new Contracts through the Funds. Additional information about each Fund is contained in the Fund's prospectus (which accompanies this Proxy Statement/Prospectus as either Appendix B, C, or D and is incorporated herein by reference), and in the Fund's statement of additional information referred to in the Fund's prospectus.

     VALIC incorporated the Series Company in Maryland on December 7, 1984. The Series Company is registered with the Securities and Exchange Commission as an open-end management investment company. The Series Company offers its shares of common stock exclusively to variable annuity and variable life insurance separate accounts of VALIC and its affiliated insurance companies. As a "series" type of investment company, the Series Company issues distinct series of shares, each of which represents an interest in a separate diversified portfolio or "pool" of investments. Additional information is contained in the prospectus for the Series Company (which accompanies this Proxy Statement/Prospectus as Appendix E and is incorporated herein by reference), and in the statement of additional information referred to in the prospectus.

MANAGEMENT OF THE FUNDS AND THE SERIES COMPANY

     Each Fund is managed by a Board of Managers. The Franklin acts as investment manager for each Fund under an investment management agreement between each Fund and The Franklin. For a complete discussion of each Fund's investment advisory arrangements, see the respective prospectuses of the Funds which accompany this Proxy Statement/Prospectus as Appendices B, C and D.

     The Series Company is managed by a Board of Directors. VALIC serves as investment adviser for all of the portfolios currently offered by the Series Company. Bankers Trust serves as investment sub-adviser to the Stock Index Fund. For a more complete discussion of the Series Company Funds' investment advisory arrangements, see the Series Company prospectus which accompanies this Proxy Statement/Prospectus as Appendix E.

     At such time as the Reorganization takes effect, The Franklin's investment management agreement with each Fund will end, since the Subaccounts of the Continuing Fund will then invest only in shares of the specified Series Company Funds. Because each Subaccount of the Continuing Fund will invest in either the Stock Index Fund or the Money Market Fund and the Continuing Fund will not make any direct investments in securities, the Continuing Fund will have no discretion in investment decisions and no need for investment management or advice.

     Pursuant to Investment Advisory Agreements dated September 30, 1987 and May 1, 1992, respectively, VALIC serves as investment adviser for the Money Market Fund and the Stock Index Fund. VALIC is a stock life insurance company organized on May 1, 1969 under the Texas Insurance Code. VALIC's primary business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly owned subsidiary of American General Corporation, and an affiliate of The Franklin. VALIC's principal business address is 2929 Allen Parkway, Houston, Texas 77019. VALIC is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

     The Series Company's Investment Advisory Agreements terminate automatically in the event of assignment. The Investment Advisory Agreements also may be terminated as to any Series Company Fund at any time without the payment of any penalty by the Series Company's Board of Directors, by vote of a majority of a Series Company Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon. Otherwise, the Investment Advisory Agreements will continue in force with respect to any Series Company Fund so long as its continuance is approved at least annually by

     - the Series Company's Board of Directors, OR a majority of that Series Company Fund's outstanding voting securities (as defined in the 1940
          Act), AND
     - the affirmative vote of a majority of the members of the Series Company's Board of Directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act).

     In general, Bankers Trust, the investment sub-adviser to the Stock Index Fund, performs similar investment advisory services for the Stock Index Fund as The Franklin currently does for the Funds. Bankers Trust has day-to-day responsibility for making investment decisions and placing investment orders for the Stock Index Fund. Bankers Trust is also responsible for making sure that purchases and sales of Stock Index Fund investments are made in a manner consistent with the current investment objective and policies of the Stock Index Fund.

     Bankers Trust uses its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Stock Index Fund and at commission rates that are reasonable in relation to the benefits received. Bankers Trust will attempt to achieve this result by selecting broker-dealers to execute transactions on the basis of: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions. The availability of research or other services or payment of Stock Index Fund expenses may also be considered in selecting broker-dealers.

ORGANIZATION AND OPERATION OF THE SERIES COMPANY FUNDS

     CHARACTERISTICS OF SERIES COMPANY SHARES. Shares issued by the Series Company are divided into separate series representing interests in separate portfolios. Each issued and outstanding share of a series is entitled to participate equally in dividends and distributions from such series and in the net assets of such series (I.E., the assets remaining after satisfaction of outstanding liabilities) upon a liquidation or dissolution. For these purposes, and for purposes of determining the purchase and redemption prices of shares, any assets which are not clearly allocable to a particular series will be allocated in the manner determined by the Series Company's Board of Directors. Accrued liabilities that are not allocable to one or more series will generally be allocated among the portfolios in proportion to their relative net assets before adjustment for such unallocated liability. In the event that any series incurred liabilities in excess of its assets, the other series could be liable for such excess. Similarly, each Subaccount of the Continuing Fund could perhaps be liable for claims arising out of another Subaccount's operations.

     The Series Company's authorized capital consists of 13,000,000,000 shares of capital stock. The Series Company has authorized the issuance of 1,000,000,000 shares by each of the Stock Index Fund and the Money Market Fund. Shares currently entitle their holders to one vote per share; however, separate votes will be taken by each series on matters affecting an individual series. The Series Company is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Directors, changing fundamental investment policies, or approving certain agreements.

     DIVIDENDS, DISTRIBUTIONS, AND TAXES. Each series of the Series Company intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each series intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies. Income and capital gains distributions are reinvested in additional shares of the series. This is done to preserve the tax-advantaged status of the variable contracts that invest in the particular series. The Money Market Fund may distribute any net realized short-term capital gains once a year or more often as necessary, to maintain its net asset value at

$1.00. The Money Market Fund does not anticipate distributing long-term capital gains. Such distributions to The Franklin in respect of the Subaccounts of the Continuing Fund will be reinvested in additional full and fractional shares of the Series Company Fund to which they relate. Shares of each Series Company Fund which are purchased with reinvested distributions paid by such Fund will be held in the corresponding Subaccount of the Continuing Fund, and will be appropriately credited to the investment performance of that Subaccount for the benefit of Contract Owners.

     To qualify for treatment as a regulated investment company, each Series Company Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain categories of income, including dividends, interest, and gains from the sale or other disposition of "securities"; diversify its portfolio assets; and distribute substantially all of its earnings to shareholders. Each series will be treated as a separate entity for federal income tax purposes. Therefore, the investments and results of the Series Company Funds will not be aggregated for purposes of determining whether they meet the foregoing requirements.

     Although each Series Company Fund intends to operate in such a way that it will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of such Fund would be adversely affected, to the detriment of Contract Owners. This risk does not currently exist for Contract Owners, since the Funds, unlike the Series Company Funds, need not qualify as a regulated investment company. Indeed, the Funds are not treated for tax purposes as an entity separate from The Franklin, which is taxed as an insurance company under different provisions of the Code.

     VOTING OF SHARES. The current voting procedures with respect to the Funds are set forth under "General Information Regarding Proxy Solicitation," above.

     Each share of each series of the Series Company is currently entitled to one vote, and the votes of all series are cast on an aggregate basis except on matters where the interests of the series differ. Where the interests of the series differ, the voting is on a series-by-series basis. Approval or disapproval by the shareholders in one Series Company Fund on such a matter would not generally be a prerequisite of approval or disapproval by shareholders in another Series Company Fund; and shareholders in a Series Company Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a series-by-series vote are changes in a fundamental investment policy of a particular Series Company Fund and approval of an investment advisory agreement for a particular Series Company Fund.

     If the Fund Voters in each Fund approve the Reorganization, The Franklin will offer Contract Owners the opportunity to instruct The Franklin as to how the Series Company Funds' shares allocable to their Contracts and held by The Franklin in the Continuing Fund will be voted. The number of shares held in each Subaccount of the Continuing Fund deemed attributable to each Contract Owner for this purpose will be determined by dividing the total value of the Contract's accumulation units (or, after annuity payments commence, the amount of Contract reserves) allocable to that Subaccount by the net asset value of one share of the corresponding Series Company Fund as of the record date.
Fractional votes will be counted. Shares of the Series Company Funds in any Subaccount that are not attributable to the Contracts or for which no voting instructions are timely received by The Franklin will be voted in the same proportion as the shares for which voting instructions are timely received under the Contracts. Thus, although voting instructions will be reflected somewhat differently after the Reorganization than before, The Franklin believes that this will not result in any significant diminution of Contract Owners' voting privileges.

     Notwithstanding the foregoing, The Franklin anticipates that the Reorganization will result in dilution of the voting influence which Contract Owners have with respect to the funding medium for their Contracts. This dilution is attributable to the fact that other separate accounts have voting interests in the Series Company Funds, and shares of the Series Company Funds which are held in separate accounts of insurance companies other than The Franklin will be voted in accordance with instructions of the owners of policies or contracts issued by such other companies.

     CERTAIN OWNERSHIP INTERESTS. As of December 31, 1998, The Franklin owned no Contract participating in the investment experience of Fund A, Fund B, or Fund C, respectively. As of December 31, 1998, no member of the Board of Managers nor any officer of any Fund owned any Contract participating in the investment experience of Fund A, Fund B, or Fund C.

SALE OF THE CONTRACTS AND SERIES COMPANY SHARES

     The Contracts were sold by The Franklin's agents, who were licensed to sell variable annuities and were registered representatives of Franklin Financial Services Corporation ("Franklin Financial"). Franklin Financial is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), is a member of the National Association of Securities Dealers, Inc. ("NASD"), and was the principal underwriter of the Funds. The Contracts are no longer being sold; however, The Franklin continues to accept additional Stipulated Payments in accordance with contractual provisions. The Franklin currently does not intend to issue new Contracts following the consummation of the Reorganization.

     Shares in each Series Company Fund are offered only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. The Variable Annuity Marketing Company ("VAMCO") serves as the Series Company's distributor. VAMCO is registered as a broker-dealer under the 1934 Act, and is a member of the NASD. VAMCO accepts orders for shares at their net asset value, as no sales commission or load is charged.

DEDUCTIONS, CHARGES, FEES, AND EXPENSES

DEDUCTIONS AND CHARGES UNDER THE CONTRACTS.


     If the Fund Voters for each Fund approve the Reorganization, certain
Fund annual expenses, such as the investment management fee, will not be incurred directly by the Continuing Fund but, in effect, will be replaced by the Series Company Funds' fees and expenses.(7) Other deductions and charges, such as the mortality and expense risk fees, will continue to apply after the Reorganization. In addition, the Contracts' sales loads, surrender or deferred sales charges, and administration fees were waived beginning in October 1998. The deductions and charges that remain applicable after the Reorganization are described below.


     The Franklin offered two types of Contracts through each Fund:

     - Contracts under which annuity payments to the annuitant commence immediately ("immediate variable annuities"). Contract Owners could only purchase immediate variable annuities with a single payment to The Franklin.


-----------------------
(7) The Franklin will implement an expense limitation whereby each Subaccount's total annual expenses (as a percentage of average net assets) after the Reorganization, will not exceed the corresponding Fund's total annual expenses (as a percentage of average net assets) for the year ended December 31,1998.

     - Contracts under which annuity payments to the annuitant commence in the future ("deferred variable annuities"). Contract Owners could purchase deferred variable annuities with either periodic payments or single payments to The Franklin.

     CONTRACTS ISSUED THROUGH FUND A. The Contracts offered through Fund A ("Fund A Contracts") were sold for use in connection with certain qualified plans and trusts accorded special tax treatment or as individual retirement annuities under the Internal Revenue Code (the "Code") as follows:

     - in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

     - in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons;

     - in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

     - as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

     CONTRACTS ISSUED THROUGH FUND B. The Contracts offered through Fund B ("Fund B Contracts") were designed primarily to assist in retirement planning for individuals. Fund B Contracts were not designed for use in connection with employer-related plans or qualified plans and trusts accorded special tax treatment under the Code.

     CONTRACTS ISSUED THROUGH FUND C. The Contracts offered through Fund C ("Fund C Contracts") were designed primarily to assist in retirement planning for individuals. Fund C Contracts were sold for use as individual retirement annuities or in connection with trusts and retirement or deferred compensation plans which may or may not qualify for favorable tax treatment under the Code. Tax-Qualified Fund C Contracts were sold for use in the same markets that were available under Fund A Contracts.

     PREMIUM TAXES. At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% of each payment are charged by various jurisdictions in which The Franklin is transacting business and in which it has offered Fund A Contracts, Fund B Contracts, and Fund C Contracts.

     MORTALITY AND EXPENSE RISK FEES. The Franklin assumes the risk that annuity payments will continue for a longer period than anticipated because the annuitant lives longer than expected, and also assumes the risk that the administration deduction may be insufficient to cover the actual administration expenses under the Contracts. For assuming these risks, The Franklin imposes a daily charge against the value of the accumulation unit and the annuity unit. For Fund A Contracts and Fund B Contracts, this charge is at the combined annual rate of 1.002% (.002745% on a daily basis). The Franklin will not increase this charge regardless of the actual mortality and expense experience. For assuming the mortality and expense risks under Fund C Contracts, The Franklin imposes a daily charge against the value of the accumulation unit and the annuity unit at the current combined annual rate of 1.065%

(.002918% on a daily basis). The Franklin may increase this charge under Fund C Contracts at any time up to a maximum of 1.750%.

     FEES AND EXPENSES OF THE SERIES COMPANY FUNDS


     INVESTMENT ADVISORY FEE.  Just as each Fund (prior to the
Reorganization) is responsible for paying an investment management fee, each Series Company Fund is responsible for paying an investment advisory fee. Under the Investment Advisory Agreements, the Series Company retains VALIC:


     -    to manage the investment of the assets of the Series Company Funds;

     -    to maintain a trading desk; and

     -    to place orders for the purchase and sale of portfolio securities.

     VALIC also provides other services including furnishing the services of personnel the Series Company requires; preparing any reports and statements required by law; and conducting any other activity that the Series Company may need to continue operations.

     OTHER EXPENSES. The Series Company pays all expenses not specifically assumed by VALIC under the Investment Advisory Agreements. Examples of the expenses that the Series Company pays include: transfer agency fees; custodial fees; fees of outside legal and auditing firms; the costs of shareholder reports; and the expenses of servicing shareholder accounts. The Series Company allocates investment advisory fees, Securities and Exchange Commission filing fees, interest expenses and state filing fees to the series of the Series Company that incurs such charges, and allocates all other expenses among the separate series based on the net assets of each series in relation to the Series Company's net assets.

SUPPLEMENTARY FINANCIAL INFORMATION

     FINANCIAL HIGHLIGHTS FOR THE FUNDS. As a supplement to the condensed financial information for each Fund contained in the respective Fund's prospectus (accompanying this Proxy Statement/Prospectus as Appendices B, C, and
D), the following data are presented for the year ended December 31, 1998:

SELECTED DATA PER ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD (for the year ended December 31, 1998)


                                                    FUND A    FUND B    FUND C
PER ACCUMULATION UNIT DATA:

Investment income ($)                                1.72     1.78      1.20

Expenses ($)                                         1.54     1.78      0.34
                                                    -----   ------     -----
Net investment income ($)                            0.18     0.00      0.86

Net realized and unrealized gain on investments($)  24.42    36.59       --
                                                    -----   ------     -----
Net increase in accumulation unit value ($)         24.60    36.59      0.86

Accumulation unit value at beginning of period($)   98.43   110.59     23.73
                                                    -----   ------     -----
Accumulation unit value at end of period ($)       123.03   147.18     24.59

RATIOS:

Ratio of expenses to average net assets (%)          1.44     1.44      1.44

Ratio of net investment income to average net
assets (%)                                           0.17       --      3.57

Portfolio turnover rate (%)                          1.42     0.87       --

Number of accumulation units outstanding at end
of period                                         109,896   13,839    62,851


     FINANCIAL HIGHLIGHTS FOR THE SERIES COMPANY FUNDS. The following data are presented for the year ended December 31, 1998 and supplement the complete fiscal years of financial highlights for the Series Company Funds contained in the prospectus accompanying this Proxy Statement/Prospectus as Appendix E:

STOCK INDEX FUND AND MONEY MARKET FUND
SELECTED DATA PER SHARE OUTSTANDING THROUGHOUT THE PERIOD
(for the year ended December 31, 1998)


                                                         STOCK INDEX    MONEY
                                                            FUND     MARKET FUND
PER SHARE DATA

Net asset value, beginning of period ($)                     29.70        1.00

Income from investment operations:

  Net investment income ($)                                   0.19        0.04

  Net realized and unrealized gain on investment
transactions ($)                                              7.99          --


                                          34


                                                         STOCK INDEX    MONEY
                                                            FUND     MARKET FUND

Total from investment operations ($)                          8.18        0.04

Less distributions from:

  Net investment income                                      (0.19)      (0.04)

  Net realized gains on investment transactions              (0.15)        --
                                                         ---------     -------
Total distributions                                          (0.34)      (0.04)
                                                         ---------     -------
Net asset value, end of period ($)                           37.54        1.00

TOTAL RETURN (%)                                             28.43        5.15

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period ($ thousands)                  4,100,923     273,628

Ratio of operating expenses, to average net assets (%)        0.31        0.55

Ratio of net investment income to average net assets (%)      1.22        5.07

Portfolio turnover rate (%)                                      6         --


                      AVAILABILITY OF CERTAIN OTHER INFORMATION

     The Funds and the Series Company are subject to various reporting and filing requirements pursuant to statutes administered by the Securities and Exchange Commission. You can inspect and copy the balance of this registration statement, of which this Proxy Statement/Prospectus forms a part, as well as reports, proxy statements, and other information filed with the Securities and Exchange Commission by the Funds or the Series Company at the public reference facilities maintained by the Securities and Exchange Commission at: 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You may obtain copies of such material from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

THE BOARD OF MANAGERS OF EACH OF THE FUNDS RECOMMENDS A VOTE FOR THE REORGANIZATION.

                                    OTHER MATTERS

     The Board of Managers of each Fund knows of no other matters which are likely to be brought before the Special Meetings. In the event any other matters do properly come before the Special Meetings, however, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment.

                              PROXY OF CONTRACT OWNER

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A

     PROXY SOLICITED BY THE BOARD OF MANAGERS FOR A SPECIAL MEETING OF CONTRACT
             OWNERS OF FRANKLIN LIFE VARIABLE ANNUITY FUND A TO BE HELD ON
                                  April 8, 1999


 [Contract Owner]                           Proxy Number:
 [Address]                                               ----------------------
 [City, State, Zip Code]                   Contract Number:
                                                           --------------------
                                                         Units:
                                                               ----------------


     The undersigned Contract Owner of Franklin Life Variable Annuity Fund A (the "Fund"), having received Notice of the Special Meeting of Contract Owners of the Fund and the Proxy Statement/Prospectus accompanying such Notice, each dated March 1, 1999, hereby constitutes and appoints Robert G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Contract Owners of the Fund to be held on April 8, 1999 at 1:00 p.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


     All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. THE PROXIES WILL VOTE IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION HAS BEEN INDICATED, FOR EACH PROPOSAL. The Board of Managers of the Fund recommends that this proxy be marked FOR each proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Fund in writing, or by voting in person at the Special Meeting.

     Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: /X/

THE PROXY FORM MUST BE SIGNED AND DATED FOR YOUR VOTE TO BE COUNTED.


--------------------------------------------------------------------------------
                                                         For   Against  Abstain
--------------------------------------------------------------------------------
 1.   Proposal to approve an Agreement and Plan of
      Reorganization and related transactions whereby:    / /    / /      / /
      (1) Franklin Life Variable Annuity Fund A,
      presently a management investment company, will
      be renamed and restructured as a single unit
      investment trust comprising three investment
      divisions and will be combined with Franklin
      Life Variable Annuity Fund B and Franklin Life
      Money Market Variable Annuity Fund C; and (2)
      each investment division will invest exclusively
      in shares of either the Stock Index Fund or the
      Money Market Fund of the American General Series
      Portfolio Company.
--------------------------------------------------------------------------------


Signature:                         Signature:
          ------------------------            ---------------------------

Dated:
      ----------------------

                              PROXY OF CONTRACT OWNER

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B

     PROXY SOLICITED BY THE BOARD OF MANAGERS FOR A SPECIAL MEETING OF CONTRACT
           OWNERS OF FRANKLIN LIFE VARIABLE ANNUITY FUND B TO BE HELD ON
                                    April 8, 1999.


 [Contract Owner]                           Proxy Number:
 [Address]                                               ----------------------
 [City, State, Zip Code]                   Contract Number:
                                                           --------------------
                                                         Units:
                                                               ----------------


     The undersigned Contract Owner of Franklin Life Variable Annuity Fund B (the "Fund"), having received Notice of the Special Meeting of Contract Owners of the Fund and the Proxy Statement/Prospectus accompanying such Notice, each dated March 1, 1999, hereby constitutes and appoints Robert G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Contract Owners of the Fund to be held on April 8, 1999 at 1:00 p.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


     All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. THE PROXIES WILL VOTE IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION HAS BEEN INDICATED, FOR EACH PROPOSAL. The Board of Managers of the Fund recommends that this proxy be marked FOR each proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Fund in writing, or by voting in person at the Special Meeting.

     Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: /X/

THE PROXY FORM MUST BE SIGNED AND DATED FOR YOUR VOTE TO BE COUNTED.


--------------------------------------------------------------------------------
                                                         For   Against  Abstain
--------------------------------------------------------------------------------
 1.   Proposal to approve an Agreement and Plan of
      Reorganization and related transactions whereby:    / /     / /     / /
      (1) Franklin Life Variable Annuity Fund A,
      presently a management investment company, will
      be renamed and restructured as a single unit
      investment trust comprising three investment
      divisions and will be combined with Franklin
      Life Variable Annuity Fund B and Franklin Life
      Money Market Variable Annuity Fund C; and (2)
      each investment division will invest exclusively
      in shares of either the Stock Index Fund or the
      Money Market Fund of the American General Series
      Portfolio Company.
--------------------------------------------------------------------------------


Signature:                         Signature:
          ------------------------            ---------------------------

Dated:
      ----------------------

                              PROXY OF CONTRACT OWNER

                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C

     PROXY SOLICITED BY THE BOARD OF MANAGERS FOR A SPECIAL MEETING OF CONTRACT OWNERS OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C TO BE HELD ON
                                 April 8, 1999.


 [Contract Owner]                           Proxy Number:
 [Address]                                               ----------------------
 [City, State, Zip Code]                   Contract Number:
                                                           --------------------
                                                         Units:
                                                               ----------------


     The undersigned Contract Owner of Franklin Life Money Market Variable Annuity Fund C (the "Fund"), having received Notice of the Special Meeting of Contract Owners of the Fund and the Proxy Statement/Prospectus accompanying such Notice, each dated March 1, 1999, hereby constitutes and appoints Robert
G. Spencer and Elizabeth E. Arthur, and each of them, true and lawful attorneys or attorney of the undersigned, with power of substitution, to attend and to cast all votes entitled to be cast by the undersigned, for and in the name, place and stead of the undersigned, at the Special Meeting of Contract Owners of the Fund to be held on April 8, 1999 at 1:00 p.m., Central Standard Time, at The Franklin Life Insurance Company's home office at #1 Franklin Square, Springfield, Illinois 62713, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.


     All previous proxies given with respect to all votes entitled to be cast by the undersigned at the Special Meeting are hereby revoked. THE PROXIES WILL VOTE IN THE MANNER DIRECTED HEREIN, OR, IF NO DIRECTION HAS BEEN INDICATED, FOR EACH PROPOSAL. The Board of Managers of the Fund recommends that this proxy be marked FOR each proposal. This proxy may be revoked at any time prior to the Special Meeting by executing a subsequent proxy, or by notifying the Secretary of the Fund in writing, or by voting in person at the Special Meeting.

     Please mark, sign, date, and return all proxy forms promptly in the enclosed envelope. Please sign exactly as your name appears on this form. To vote on the proposal, using blue or black ink, indicate your choice by marking an "X" in the appropriate box as follows: /X/

THE PROXY FORM MUST BE SIGNED AND DATED FOR YOUR VOTE TO BE COUNTED.


--------------------------------------------------------------------------------
                                                         For   Against  Abstain
--------------------------------------------------------------------------------
 1.   Proposal to approve an Agreement and Plan of
      Reorganization and related transactions whereby:    / /    / /      / /
      (1) Franklin Life Variable Annuity Fund A,
      presently a management investment company, will
      be renamed and restructured as a single unit
      investment trust comprising three investment
      divisions and will be combined with Franklin
      Life Variable Annuity Fund B and Franklin Life
      Money Market Variable Annuity Fund C; and (2)
      each investment division will invest exclusively
      in shares of either the Stock Index Fund or the
      Money Market Fund of the American General Series
      Portfolio Company.
--------------------------------------------------------------------------------


Signature:                         Signature:
          ------------------------            ---------------------------

Dated:
      ----------------------

                                      APPENDIX A

                         AGREEMENT AND PLAN OF REORGANIZATION

                                                                      APPENDIX A

                        AGREEMENT AND PLAN OF REORGANIZATION
                                        FOR
                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                 FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                                        OF
                        THE FRANKLIN LIFE INSURANCE COMPANY

          This Agreement and Plan of Reorganization (the "Agreement"), is entered into as of the 5th day of January, 1999, by and among The Franklin Life Insurance Company ("The Franklin"), a stock life insurance company organized and existing under the laws of the State of Illinois, Franklin Life Variable Annuity Fund A ("Fund A"), Franklin Life Variable Annuity Fund B ("Fund B"), and Franklin Life Money Market Variable Annuity Fund C ("Fund C").

          WHEREAS, each of Fund A, Fund B, and Fund C (collectively, the "Funds") is a managed separate account established and existing under the insurance laws of the State of Illinois, is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is the funding vehicle for certain variable annuity contracts issued by The Franklin (the "Contracts"); and

          WHEREAS, Fund A and Fund B each invest primarily in common stocks to achieve the investment objective of long-term appreciation of capital through investment appreciation and the retention and reinvestment of income, and Fund C invests in short-term money market securities to achieve the investment objective of long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity; and

          WHEREAS, the American General Series Portfolio Company (the "Series Company") is a mutual fund that is currently comprised of several investment portfolios, including the Stock Index Fund and the Money Market Fund (each, a "Portfolio"), and is registered with the Commission as an open-end management investment company under the 1940 Act; and

          WHEREAS, the Stock Index Fund tracks the Standard & Poor's 500 Index-Registered Trademark- ("S&P 500") to achieve the investment objective of long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500; and the Money Market Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments; and

          WHEREAS, the Series Company serves as an investment vehicle for variable annuity contracts or variable life insurance policies issued by The Variable Annuity Life Insurance

Company ("VALIC") or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation; and

          WHEREAS the Boards of Managers of each Fund has considered and approved the actions contemplated by this Agreement and has authorized that Fund to enter into this Agreement; and

          WHEREAS, the Board of Directors of The Franklin has considered and approved the actions contemplated by this Agreement and has authorized The Franklin to enter into this Agreement;

          NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

                               ARTICLE I:  CLOSING DATE

          SECTION 1.01. The reorganization contemplated by this Agreement shall be effective on such date as may be mutually agreed upon in writing by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the reorganization is consummated is referred to hereinafter as the "Effective Time."

          SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory approvals and approvals of persons entitled to vote with respect to each Fund ("Fund Voters"), and to perform all other acts necessary or desirable to complete the reorganization as of the Closing Date.


                              ARTICLE II:  TRANSACTIONS

          SECTION 2.01. Prior to the Effective Time, Fund A will be renamed as "Franklin Life Variable Annuity Fund" or such other name specified by the Board of Managers of Fund A (hereafter, the "Continuing Fund"), and will be reorganized into a single unit investment trust separate account comprising three investment divisions ("Subaccount A," "Subaccount B," and "Subaccount C").

          SECTION 2.02. Prior to the Effective Time: (1) all of the assets (including securities and other investments held or in transit, receivables for sold investments, dividends, interest receivables and any other assets) of Fund A will be converted into cash and transferred to Subaccount A of the Continuing Fund; (2) all of the assets (including securities and other investments held or in transit, receivables for sold investments, dividends, interest receivables and any other assets) of Fund B will be converted into cash and transferred to Subaccount B of the Continuing Fund; and (3) all of the assets (including securities and other investments held or in transit, receivables for sold investments, dividends, interest receivables and any other assets) of Fund C will be converted into cash and transferred to Subaccount C of the Continuing Fund.

          SECTION 2.03. As of the Effective Time, The Franklin, on behalf of the Continuing Fund, will transfer all cash (except for a minimal amount needed to keep bank accounts open) of: (1) Subaccount A to the Stock Index Fund; (2) Subaccount B to the Stock Index Fund; and (3) Subaccount C to the Money Market Fund.

          SECTION 2.04. In return for the cash received on behalf of Subaccount A and Subaccount B of the Continuing Fund, The Franklin will receive from the Series Company, on behalf of each such Subaccount, shares in the Stock Index Fund. In return for the cash received on behalf of Subaccount C, The Franklin will receive from the Series Company, on behalf of such Subaccount, shares in the Money Market Fund. The number of shares in each Portfolio of the Series Company to be received shall be determined by dividing (1) the amount of cash transferred on behalf of each Subaccount of the Continuing Fund, by (2) the per share value of the corresponding Portfolio of the Series Company's shares (computed in the manner set forth in the currently effective registration statement for the Series Company) as of the Closing Date or such other date required by law.

          SECTION 2.05. As of the Effective Time, The Franklin shall cause the shares of the Series Company it receives pursuant to Section 2.04 of this Agreement to be duly and validly recorded and held on its records as assets of the Continuing Fund, such that the interest of each owner of a Contract ("Contract Owner") in each Subaccount of the Continuing Fund after the Closing Date will then be equivalent in value to that Contract Owner's former interest in each Fund. The Franklin shall take all action necessary to ensure that such interests in the Continuing Fund, immediately following the Effective Time, are duly and validly recorded on the Contract Owner's individual account records.

          SECTION 2.06. The Series Company's shares to be issued hereunder may, upon instructions from The Franklin, be issued in open account form by book entry without the issuance of certificates or may be represented by certificates.

          SECTION 2.07. If, at any time after the Closing Date, the Continuing Fund or The Franklin shall determine that any further action is necessary or desirable to complete the reorganization contemplated by this Agreement, the appropriate entity or entities shall take all such actions which are considered reasonable and necessary to complete the reorganization.

          SECTION 2.08. Following the Closing Date: (1) The Franklin will not provide investment advisory services to the Continuing Fund and, therefore, will not charge the Continuing Fund for investment advisory services; and (2) The Franklin will continue to charge the Continuing Fund for mortality and expense risks assumed by The Franklin and for any premium taxes with respect to the Contracts.

                       ARTICLE III:  WARRANTIES AND CONDITIONS

          SECTION 3.01. The Franklin and the Funds, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns (I.E., the Continuing Fund):

          (a) The Franklin and the Funds are validly organized and established, and in good standing under the laws of the State of Illinois, and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and to effect the reorganization contemplated hereby (provided that all necessary approvals referred to in Section 3.02 of this Agreement are obtained).

          (b) Each Fund is duly registered and in good standing as an investment company under the 1940 Act.

          (c) The Contracts are validly issued and non-assessable, and all of the Contracts issued through each Fund have been offered and sold in material compliance with applicable requirements of the federal securities laws.

          (d) All corporate and other proceedings necessary and required to be taken by or on the part of The Franklin and the Funds to authorize and carry out this Agreement and to effect the reorganization have been duly and properly taken.

          (e) There are no suits, actions, or proceedings pending or threatened against any party to this Agreement which, to its knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder.

          (f) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or of the District of Columbia pending against any party to this Agreement which, to its knowledge, would lead to any suit, action, or proceeding that, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder.

          (g) If any party to this Agreement becomes aware, prior to the Effective Time, of any suit, action, or proceeding, of the types described in paragraphs (e) or (f) above, instituted or commenced against it, such party shall immediately notify and advise all other parties to this Agreement.

          (h) Each party shall make available all information concerning itself which may be required in any application, registration statement, or other filing with a governmental body to be made by the parties to this Agreement, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by its counsel. Each party represents and warrants that to its knowledge all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (i) From the date of this Agreement through the Closing Date, each of the Funds will conduct its business in accordance with such Fund's governing Rules and Regulations and in substantial compliance with the Illinois Insurance Laws and the terms of the Contracts issued through each Fund, and The Franklin will conduct its business in accordance with its Bylaws and in substantial compliance with the Illinois Insurance Laws.

          (j) Except with respect to contracts entered into in connection with the investment advisory services of the Funds which shall terminate on or prior to the Closing Date, no party is engaged currently, and the execution, delivery and performance of this Agreement by each party will not result, in a material violation of any such party's charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party's knowledge, the execution, delivery and performance of this Agreement will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party may be a party or to which it is bound.

          (k) This Agreement is a valid obligation of The Franklin and the Funds and is legally binding upon them in accordance with its terms.

          SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

          (a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time.

          (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the reorganization contemplated hereby.

          (c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, including exemptions from Section 17(a) of the 1940 Act, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities.

          (d) Fund A shall have filed with the Commission a registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act"), and such pre-effective amendments thereto as may be necessary or desirable to effect the purposes of the reorganization;

and the appropriate parties shall have taken all actions necessary for such filings to become effective; and no reason shall be known by the parties which would prevent the filings from becoming effective in a timely manner.

          (e) At a meeting of Fund Voters called for such purpose (or any adjournments thereof), a majority of the outstanding voting securities (as defined in the 1940 Act and the rules thereunder) of each of the Funds, voting separately, shall have voted in favor of approving this Agreement and the reorganization contemplated hereby.

          (f) Each party shall have furnished, as reasonably requested by any other party, legal opinions, officers' certificates, certified copies of board and committee resolutions, certificates of good standing or "all fees paid" or similar certificates, and other closing documentation as may be appropriate for a transaction of this type.


                                 ARTICLE IV:  COSTS

          SECTION 4.01. The Franklin shall bear all expenses incurred by it and by each of the Funds in connection with effecting the reorganization contemplated by this Agreement (including, without limitation, any expenses incurred by it and each of the Funds in connection with: actions taken pursuant to Section 2.07 of this Agreement; preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; all legal, accounting, and data processing services for The Franklin and each of the Funds necessary to effect the reorganization; and all expenses incurred in connection with liquidating the Funds' assets as described in Section 2.02).


                               ARTICLE V:  TERMINATION

          SECTION 5.01. This Agreement may be terminated and the reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by Fund Voters:

          (a)  by mutual consent of the parties hereto; or

          (b) by any of the parties if any condition set forth in Section 3.02 of this Agreement has not been fulfilled by the other parties.


          SECTION 5.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver will not have a material adverse effect on the interests of Contract Owners.

                                 ARTICLE VI:  GENERAL

          SECTION 6.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          SECTION 6.02. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Illinois, without regard to its principles of conflicts of law.

                                    *     *     *

          IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf by its Chairman, President, or Vice President and attested by its Secretary or Assistant Secretary, all thereunto duly authorized.

                                   THE FRANKLIN LIFE INSURANCE COMPANY

Attest:


/s/ Elizabeth E. Arthur            By:       /s/ William A. Simpson
-------------------------------       ----------------------------------------
Title:  Assistant Secretary           Title:  Chairman and Chief Executive
                                               Officer


                                   FRANKLIN LIFE VARIABLE ANNUITY FUND A

Attest:

/s/ Elizabeth E. Arthur            By:       /s/ Robert G. Spencer
-------------------------------       ----------------------------------------
Title:  Secretary,                    Title:  Chairman, Board of Managers
        Board of Managers


                                   FRANKLIN LIFE VARIABLE ANNUITY FUND B

Attest:

/s/ Elizabeth E. Arthur            By:       /s/ Robert G. Spencer
-------------------------------       ----------------------------------------
Title:  Secretary,                    Title:  Chairman, Board of Managers
        Board of Managers


                                   FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY
                                   FUND C

Attest:

/s/ Elizabeth E. Arthur            By:        /s/ Robert G. Spencer
-------------------------------       ----------------------------------------
Title:  Secretary,                    Title:  Chairman, Board of Managers
        Board of Managers

                               APPENDIX B

                  FRANKLIN LIFE VARIABLE ANNUITY FUND A
                               PROSPECTUS

FRANKLIN LIFE VARIABLE ANNUITY FUND A


PROSPECTUS         INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                   (USED IN CONNECTION WITH QUALIFIED
                   TRUSTS OR PLANS OR AS INDIVIDUAL
                   RETIREMENT ANNUITIES) ISSUED BY



                         #1 Franklin Square
                         Springfield, Illlinois 62713
                         Telephone (800) 528-2011


     THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS FOR USE IN CONNECTION WITH CERTAIN QUALIFIED PLANS AND TRUSTS ACCORDED SPECIAL TAX TREATMENT OR AS INDIVIDUAL RETIREMENT ANNUITIES UNDER THE INTERNAL REVENUE CODE (SEE "FEDERAL INCOME TAX STATUS", BELOW FOR MORE INFORMATION). THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE VARIABLE ANNUITY FUND A (THE "FUND"). THE FUND NO LONGER OFFERS NEW CONTRACTS.

     THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM APPRECIATION OF CAPITAL THROUGH INVESTMENT APPRECIATION AND THE RETENTION AND REINVESTMENT OF INCOME. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED. GENERALLY, THE FUND'S INVESTMENTS WILL CONSIST OF EQUITY SECURITIES, MAINLY COMMON STOCKS.

-------------------------------------------------------------------------------
     THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 37 OF THIS PROSPECTUS.
-------------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
             EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
            ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                       TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

                   THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS


                                                                        PAGE

Special Terms  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Table of Deductions and Charges. . . . . . . . . . . . . . . . . . . .    5
Summary. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
Per-Unit Income and Changes in Accumulation Unit Value . . . . . . . .    8
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
Description of the Separate Account. . . . . . . . . . . . . . . . . .   10
Deductions and Charges Under the Contracts . . . . . . . . . . . . . .   11
     A.   Sales and Administration Deductions. . . . . . . . . . . . .   11
     B.   Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . .   11
     C.   Mortality and Expense Risk Charge. . . . . . . . . . . . . .   12
     D.   Investment Management Service Charge . . . . . . . . . . . .   12
     E.   Transfers to Other Contracts . . . . . . . . . . . . . . . .   12
     F.   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . .   13
The Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     A.   General. . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     B.   Deferred Variable Annuity Accumulation Period. . . . . . . .   15
     C.   Annuity Period . . . . . . . . . . . . . . . . . . . . . . .   22
Investment Policies and Restrictions of the Fund . . . . . . . . . . .   25
Federal Income Tax Status. . . . . . . . . . . . . . . . . . . . . . .   27
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     The Franklin. . . . . . . . . . . . . . . . . . . . . . . . . . .   28
     The Contracts: Qualified Plans. . . . . . . . . . . . . . . . . .   28
       A. Qualified Pension, Profit-Sharing and Annuity Plans. . . . .   29
       B. H. R. 10 Plans (Self-Employed Individuals) . . . . . . . . .   29
       C. Section 403(b) Annuities . . . . . . . . . . . . . . . . . .   29
       D. Individual Retirement Annuities. . . . . . . . . . . . . . .   30
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . .   31
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . .   34
State Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Reports to Owners. . . . . . . . . . . . . . . . . . . . . . . . . . .   34
Fundamental Changes. . . . . . . . . . . . . . . . . . . . . . . . . .   34
Year 2000 Transition . . . . . . . . . . . . . . . . . . . . . . . . .   35
Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . .   35
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . .   35
Other Variable Annuity Contracts; Effect of Non-Qualification. . . . .   36
Table of Contents of Statement of Additional Information . . . . . . .   37


------------------------------------------------------------------------------

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE VARIABLE ANNUITY FUND A TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                   SPECIAL TERMS


     The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT--A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE--The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS--Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT--A measure used to determine the value of Annuity Payments after the first.

BENEFICIARY--The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE--The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT--An individual variable annuity contract issued by Franklin Life Variable Annuity Fund A that is offered by this Prospectus.

CONTRACT ANNIVERSARY--An anniversary of the Effective Date of the Contract.

CONTRACT OWNER--Except in cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner is the individual Variable Annuitant to whom the Contract is issued. In cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner will be respectively the trustee or the employer establishing such trust or plan, and the employee named as the Variable Annuitant of such Contract is referred to herein as the employee. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR--Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY--An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE--The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY--An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE--The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY--An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY--An annuity contract described in Section 408(b) of the Code. Individual Retirement Annuities may also qualify as Simplified Employee Pensions.

PERIODIC STIPULATED PAYMENT CONTRACT--An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

QUALIFIED CONTRACTS--Contracts issued under Qualified Plans.

QUALIFIED PLANS--Retirement plans which receive favorable tax treatment under the Code and which are described on page 9, below.

ROLLOVER CONTRIBUTION--A transfer pursuant to Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.

SETTLEMENT OPTION OR OPTIONS--Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SIMPLIFIED EMPLOYEE PENSION--An Individual Retirement Annuity which meets the additional requirements of Section 408(k) of the Code.

SINGLE STIPULATED PAYMENT CONTRACT--An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS--The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN--The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE--Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD--The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT--Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY--An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                          TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases (as a percentage of
     purchase payments)
    Single Stipulated Payment Contract                           5.00%
    Periodic Stipulated Payment Contract                         6.00%

  Administration Fee (as a percentage of purchase payments)
    Single Stipulated Payment Contract                           4.00% ($100
                                                                 maximum)
    Periodic Stipulated Payment Contract                         3.00%

Annual Expenses
(as a percentage of average net assets)
  Management Fees                                                0.44%
  Mortality and Expense Risk Fees
    Mortality Fees                                               0.90%
    Expense Risk Fees                                            0.10%
                                                                 ----

  Total Annual Expenses                                          1.44%


Example

If you surrender your contract at the end of the applicable
time period:                                      1 year    3 years   5 years   10 years

You would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

Single Stipulated Payment Contract                $   103   $   131   $   162   $   247

Periodic Stipulated Payment Contract              $   103   $   131   $   162   $   247


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

-------------------------------------------------------------------------------

                                       SUMMARY

THE CONTRACTS

     The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are for use in connection with certain qualified plans and trusts accorded special tax treatment under the Code or as Individual Retirement Annuities. See "Federal Income Tax Status," below. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Variable Annuity Fund A (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. See "Right to Revocation of Contract," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

     The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term appreciation of capital through investment appreciation and retention and reinvestment of income. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The value of investments held in the Fund is subject to the risk of changing economic conditions as well as the risk inherent in management's ability to anticipate such changes. See "Investment Policies and Restrictions of the Fund," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

     The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

     The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this Summary. In the case of Periodic Stipulated Payment Contracts, a deduction equal to 6% of each periodic payment is made for sales expenses and a deduction equal to 3% of each such payment is made for administrative expenses. The combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (6.59% for sales expenses and 3.30% for administrative expenses). In the case of a Single Stipulated Payment Contract, a deduction equal to 5% of the total single payment is made for sales expenses and a deduction equal to 4% (with a maximum of $100) of such payment is made for administrative expenses (for a combined total of 9%). In the case of the minimum Single Stipulated Payment Contract sold, the combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (5.49% for sales expenses and 4.40% for administrative expenses). Any applicable state or local taxes on the Stipulated Payments (currently, up to 5%) also are deducted from the single or periodic Stipulated Payments. The amount remaining after deductions is allocated to the Fund. See "Sales and Administration Deductions," "Transfers to Other Contracts," and "Premium Taxes," below.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

     The Contracts include The Franklin's undertaking that deductions for sales and administrative expenses will not be increased regardless of the actual expenses incurred, and that the Annuity Payments will be paid for the lifetime of the Variable Annuitant (and, in the case of a joint and last survivor annuity, for the joint lives of the persons specified) commencing on the selected initial Annuity Payment Date based on the mortality assumptions contained in the Contract, regardless of the actual mortality experience among the Variable Annuitants. In exchange for these undertakings, a charge of 1.002% of net asset value on an annual basis is made daily against the Fund (consisting of 0.900% for The Franklin's assurances of annuity rates or mortality factors and 0.102% for The Franklin's assurances of expense factors). A charge of 0.438% of net asset value on an annual basis is also made daily against the Fund for investment management services by The Franklin. The charges for annuity rate assurances, expense assurances and investment management services thus aggregate 1.440% of net asset value on an annual basis. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

     Subject to limited exceptions, the minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment is currently $10 ($120 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

      The Fund no longer issues new Contracts.

REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan and subject to limitations on early withdrawals imposed in connection with Section 403(b) annuity purchase plans (see "Federal Income Tax Status," below), redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received) less federal income tax withholding, if applicable. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Transfers to and from Other Contracts," "Settlement Options," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate Contracts if Stipulated Payments are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value is less than $500 at the end of such three-year period. Different termination provisions apply in the case of Individual Retirement Annuities. See "Termination by The Franklin," below.

-------------------------------------------------------------------------------

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)

The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.



                                                           YEAR ENDED DECEMBER 31
                       ---------------------------------------------------------------------------------------------------
                         1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                       ---------------------------------------------------------------------------------------------------
Investment Income       $1.910  $  1.685  $  1.948  $  1.408  $  1.231   $ 1.064  $  1.194  $  1.326  $  1.343  $   .235
Expenses                 1.312     1.090      .875      .773      .773      .723      .654      .569      .528      .454
                       ---------------------------------------------------------------------------------------------------
Net Investment
income                    .598      .595     1.073      .635      .458      .341      .540      .757      .815      .781
Net realized and
  unrealized gain
  (loss) on
  securities            16.346    11.690    14.139     (.240)     .112      .770    14.238    (3.287)    7.021      .043
                       ---------------------------------------------------------------------------------------------------
Net change in
  accumulation unit
  value                 16.944    12.285    15.212      .395      .570     1.111    14.778    (2.530)    7.836      .824
Accumulation unit
  value:
  Beginning of year     81.485    69.200    53.988    53.593    53.023    51.912    37.134    39.664    31.828    31.004
                       ---------------------------------------------------------------------------------------------------
End of year            $98.429   $81.485   $69.200   $53.988   $53.593   $53.023   $51.912   $37.134   $39.664   $31.828
                       ---------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------
Ratio of expenses to
  average net
  assets                  1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net
  investment
  income to
  average net
  assets                   .66%      .79%     1.76%     1.18%      .85%      .68%     1.19%     1.91%     2.22%     2.47%
Portfolio turnover
  rate                     .70%     4.77%    14.66%    88.99%    68.62%    59.84%    28.47%    24.01%    64.55%   104.96%
Number of
  accumulation
  units outstanding
  at end of year       124,714   139,945   150,474   172,507   198,763   217,948   229,368   256,831   277,735   305,265
                       ---------------------------------------------------------------------------------------------------
                       ---------------------------------------------------------------------------------------------------





                        ------------------------------------

                                FINANCIAL STATEMENTS

     The financial statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                     INTRODUCTION

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A

                  INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE FRANKLIN LIFE INSURANCE COMPANY

     The Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

     The Qualified Contracts described in this Prospectus will not knowingly be sold other than for use:

     (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

     (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons ("H.R. 10 Plans");

     (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

     (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

     Pursuant to this Prospectus, The Franklin offers two types of Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment.

     The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

      Subject to the terms of any plan pursuant to which a Contract is issued, the Contract Owner may elect to have a portion of the Stipulated Payment or Payments applied by The Franklin for the purchase of a Fixed-Dollar Annuity. Fixed-Dollar Annuity contracts do not, however, participate in the Fund and the contracts are transferred to the general account of The Franklin. In cases where both a Fixed-Dollar and a Variable Annuity are provided under the same contract, either annuity may be terminated and the Cash Value attributable thereto obtained or other Settlement Option elected by the Contract Owner, at any time prior to commencement of Annuity Payments by The Franklin; under these circumstances, the other annuity may be continued in effect, provided that the annual stipulated payment allocated to the other annuity satisfies The Franklin's usual underwriting practices. These practices presently require that each periodic Stipulated Payment which purchases the Variable Annuity be at least $10. See generally "Redemption," "Settlement Options," and "Federal Income Tax Status-Individual Retirement Annuities," below.

     Unless otherwise indicated in this Prospectus, the discussion of the Contracts herein refers to Variable Annuity Contracts, or to the Variable Annuity portion in cases where both a variable and a Fixed-Dollar Annuity are provided in the same contract, and not to any Fixed-Dollar Annuity. Provisions relating to a Fixed-Dollar Annuity and a Variable Annuity are separate, and neither is dependent upon the other in its operation.

     The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part. The exercise of certain of the Contract rights herein described may be subject to the terms and conditions of any Qualified Plan under which such Contract may be purchased. This Prospectus contains no information concerning any such Qualified Plan. Further information relating to some Qualified Plans may be obtained from the disclosure documents required to be distributed to employees under the Employee Retirement Income Security Act of 1974.

                        DESCRIPTION OF THE SEPARATE ACCOUNT

     The Fund was established as a separate account on November 5, 1969 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account'' under the federal securities laws.

     Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

     The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.

                     DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

     The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular contract. For example, the sales deductions may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

A.   SALES AND ADMINISTRATION DEDUCTIONS

     Deductions will be made as follows for sales expenses with respect to the Contracts and for administrative expenses with respect to Contracts and the
Fund:

           (1) Under Single Stipulated Payment Contracts, a deduction of 4% (with a maximum of $100) is made from the single payment for administrative expenses. In addition, a sales expense deduction of 5% of the total payment is made from the payment. In the case of the minimum Single Stipulated Payment Contract sold, the combined deductions for administrative expenses and sales expenses amount to 9.89% of the net amount invested (5.49% for sales expenses and 4.40% for administrative expenses) assuming no premium taxes are applicable.

           (2) Under Periodic Payment Contracts, a deduction of 6% is made from each payment for sales expenses and 3% for administrative expenses. The combined deductions for sales and administrative expenses amount to 9.89% of the net amount invested (6.59% for sales expenses and 3.30% for administrative expenses) assuming no premium taxes are applicable.

     Deductions for sales expenses are made pursuant to a Sales Agreement with Franklin Financial Services Corporation ("Franklin Financial"), a wholly-owned subsidiary of The Franklin and the principal underwriter of the Fund. See "Distribution of the Contracts," below, and in the Statement of Additional Information. The above deductions for administrative expenses, and charges for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated June 30, 1971 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     The total deductions made in respect of sales expenses of Franklin Financial in 1995, 1996 and 1997 were $20,566, $14,575 and $11,286, respectively, and all such amounts were retained on behalf of Franklin
Financial.

     The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $10,279, $7,285 and $5,640, respectively.

B.   PREMIUM TAXES

     At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.

C.   MORTALITY AND EXPENSE RISK CHARGE

     While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

     For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the current combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality assurances and .102% is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.

     During 1995, 1996 and 1997, The Franklin earned and was paid $97,809, $108,769 and $119,981, respectively, by reason of these charges. Such charges during 1997 were equal to 1.002% of average net assets.

D.   INVESTMENT MANAGEMENT SERVICE CHARGE

     The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the Fund at the annual rate of 0.438% of the Fund's assets, computed by imposing a daily charge of 0.0012% against the value of the Accumulation Unit and of the Annuity Unit, in determining those values.

     The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     During 1995, 1996 and 1997, The Franklin earned and was paid $42,758, $47,550 and $52,451, respectively, under the Investment Management Agreement then in effect.

E.   TRANSFERS TO OTHER CONTRACTS

     Subject to any limitations in a Qualified Plan, Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Money Market Variable Annuity Fund C and Franklin Life Variable Annuity Fund B, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new contracts.

     It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Contract, another annuity contract or a life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption.

F.   MISCELLANEOUS

     The Fund's total expenses for 1997 were $172,432, or 1.440% of average net assets during 1997.

                                   THE CONTRACTS

A.   GENERAL

     Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

     Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

     1.   ANNUITY PAYMENTS

     Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, and (ii) the investment performance of the Fund. In the case of Deferred Variable Annuity Contracts, the annuity rate table is set forth in the Contract (but see below). In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

     Court decisions, particularly ARIZONA GOVERNING COMMITTEE v. NORRIS, have held that the use of gender-based mortality tables to determine benefits under an employer-related retirement or benefit plan may violate Title VII of the Civil Rights Act of 1964 ("Title VII"). These cases indicate that plans sponsored by employers subject to Title VII generally may not provide different benefits for similarly-situated men and women.

     The Contracts described in this Prospectus incorporate annuity rate tables which reflect the age and sex of the Variable Annuitant and the Settlement Option selected. Such sex-distinct tables continue to be appropriate for use, for example, under Contracts which are not purchased in connection with an "employer-related" plan subject to NORRIS (such as individual retirement annuities not sponsored by an employer). However, in order to enable subject employers to comply with NORRIS, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with "employer-related" plans. Persons contemplating purchase of a Contract, as well as current Contract Owners, should consult a legal advisor regarding the applicability and implications of NORRIS in connection with their purchase and ownership of a Contract.

     2. INCREASE OR DECREASE BY CONTRACT OWNER IN AMOUNT OR NUMBER OF PERIODIC STIPULATED PAYMENTS

     Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. The Contract Owner may increase the amount of a Stipulated Payment on an annualized basis under a Periodic Stipulated Payment Contract (except in the case of an Individual Retirement Annuity, which cannot be increased above the amounts described under "Purchase Limits," immediately below) up to an amount on an annualized basis equal to twice the amount of the first Stipulated Payment on an annualized basis. Similarly, subject to the limitations described under "Purchase Limits," immediately, below, the amount of a Periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

     The Contract Owner may continue making Stipulated Payments after the agreed number of Stipulated Payments has been made, but The Franklin will not accept Stipulated Payments after age 75. Submission of a Stipulated Payment in an amount different from that of the previous payment, subject to the aforesaid limits, will constitute notice of the election of the Contract Owner to make such change.

     3.   ASSIGNMENT OR PLEDGE

     A Contract may not be assigned by the Contract Owner except when issued to a trustee in connection with certain types of plans designed to qualify under Section 401 of the Code or when made pursuant to a qualified domestic relations order rendered by a state court in satisfaction of family support obligations. In general, a pledge or assignment made with respect to certain Contracts may, depending on such factors as the amount pledged or assigned, be treated as a taxable distribution. See "Individual Retirement Annuities," below, for special rules applicable thereto. Moreover, in certain instances, pledges or assignments of a Qualified Contract may result in the imposition of certain tax penalties. See generally "The Contracts: Qualified Plans," below.

     Persons contemplating the assignment or pledge of a Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

     4.   PURCHASE LIMITS

     Currently, no periodic Stipulated Payment may be less than $10 ($120 on an annual basis). Under the terms of the Contract, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis). No single Stipulated Payment may be less than $2,500, except that in the case of a deferred Single Stipulated Payment Contract to be used as an Individual Retirement Annuity funded with a Rollover Contribution, the total Stipulated Payment applicable to the Variable Annuity, prior to administration and sales deductions, must be at least $1,000 unless, with consent of The Franklin, a smaller single Stipulated Payment is permitted. In the case of a Contract issued for use as an Individual Retirement Annuity, annual premium payments may not, in general, exceed $2,000. However, if the Individual Retirement Annuity is a Simplified Employee Pension, annual premium payments may not exceed $30,000. Single Stipulated Payment Contracts are not available as Individual Retirement Annuities except for those funded with Rollover Contributions and except for those to be used as Simplified Employee Pensions.

     5.   TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate any Contract, other than a Contract issued for use as an Individual Retirement Annuity, if total Stipulated Payments paid are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value is less than $500 at the end of such three-year period. Under the terms of the Contract, The Franklin may terminate such Contract if total Stipulated Payments paid are less than $240 in each of such three consecutive Contract Years and if the Cash Value is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

     The Franklin reserves the right to terminate any Contract issued for use as an Individual Retirement Annuity if no Stipulated Payments have been received for any two Contract Years and if the first monthly Annuity Payment, determined at the initial Annuity Payment Date, arising from the Stipulated Payments received prior to such two-year period would be less than $20.

     Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less federal income tax withholding, if applicable. For certain tax consequences upon such payment, see "Federal Income Tax Status," below.

     6.   RIGHT TO REVOCATION OF CONTRACT

     A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid. The request for revocation must be made by mailing or hand-delivering the Contract and a written request for its revocation within such 10-day period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

     7.   New Contracts No Longer Being Issued

     The Fund no longer issues new Contracts.

B.   DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

     1. CREDITING ACCUMULATION UNITS; DEDUCTIONS FOR SALES AND ADMINISTRATIVE EXPENSES

     During the accumulation period--the period before the initial Annuity Payment Date--deductions from Stipulated Payments for sales and administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

     The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

     The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

     2.   VALUATION OF A CONTRACT OWNER'S CONTRACT

     The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

     3.   VALUE OF THE ACCUMULATION UNIT

     The value of an Accumulation Unit was set at $10 effective July 1, 1971. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

     At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances. See "Deductions and Charges Under the Contracts," above.

     The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment Factor").

     The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the Net Investment Factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

     4.   VALUATION OF FUND ASSETS

     In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on such day, then the value of such security is taken to be the current bid price at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the current bid price on the Valuation Date. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

     5.   REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan, redeem the Contract, in whole or in part, by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed. Early withdrawal of certain amounts attributable to Contracts issued pursuant to an annuity purchase plan meeting the requirements of Code Section 403(b) may be prohibited. See "Federal Income Tax Status," below. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in limited circumstances discussed below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

     Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity, a request for partial redemption, if no other indication is obtained from the Contract Owner, will be treated as a pro rata request for partial redemption of the Variable Annuity and the Fixed-Dollar Annuity.

     In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

     The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

     6.   PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

     In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. For payment of death proceeds in the event no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," below. The Code imposes certain requirements concerning payment of death benefits payable before the initial Annuity Payment Date in the case of Qualified Contracts. Under those Contracts, death benefits will be paid as required by the Code and as specified in the governing plan documents. The terms of such documents should be consulted to determine the death benefits and any limitations the plan may impose. You should consult your legal counsel and tax advisor regarding these requirements.

     Subject to the foregoing, the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. See "Settlement Options," below. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

     Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

     The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below.

     In the event of the death of the Variable Annuitant after the initial Annuity Payment Date, payments under a Contract will be made as described in "Settlement Options," below.

     7.   OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

     Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

           (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

           (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

    If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

     8.   REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

     A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits.

     9. CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

     While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options, subject to applicable limitations under the Code and any governing Qualified Plan.

     If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

     10.  SETTLEMENT OPTIONS

     At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

     Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

     Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

     Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except that Settlement Options may be selected only on a fixed basis under a Contract issued for use as an Individual Retirement Annuity. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

     The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin, except in the case of a deferred Single Stipulated Payment Contract funded with a Rollover Contribution not in excess of $2,000. See "Purchase Limits," above. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

     In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

     The distribution rules which Qualified Plans must satisfy in order to be tax-qualified under the Code may limit the utilization of certain Settlement Options, or may make certain Settlement Options unavailable, in the case of Contracts issued in connection therewith. These distribution rules could affect such factors as the commencement of distributions and the period of time over which distributions may be made. All Settlement Options are offered subject to the limitations of the distribution rules.

     The Statement of Additional Information describes certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Contracts purchased under this Prospectus for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. See "Limitations on Settlement Options" in the Statement of Additional Information. Persons considering the purchase of a Contract and Contract Owners contemplating election of a Settlement Option are urged to obtain and read the Statement of Additional Information. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder. Persons contemplating the purchase of a Contract are advised to consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

     Neither this Prospectus nor the Statement of Additional Information, however, describes limitations on Settlement Options based on applicable distribution rules in the case of Contracts issued in connection with qualified pension and profit-sharing plans under Section 401(a) of the Code and annuity plans under Section 403(a) of the Code. Under those Contracts, available Settlement Options are limited to those Options specified in the governing plan documents. The terms of such documents should be consulted to determine Settlement Option availability and any other limitations the plan may impose on early redemption of the Contract, payment in settlement thereof, or similar matters. Generally, limitations comparable to those described in the Statement of Additional Information for Individual Retirement Annuities and Section 403(b) annuity purchase plans also apply with respect to such qualified pension, profit-sharing and annuity plans (including H.R. 10 Plans).

     Persons contemplating election of the Fifth or Sixth Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract.

     FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

     SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

     THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

($10.000  - (30.55 x 10)) X 2.05 = (5,000 - 305.5) X $2.05 = 4,694.5 X $2.05 = $9,623.73
 ------
  $2.00


     FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY.   An annuity payable
monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

     FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD.   An amount payable monthly
to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

     It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options above if, and to the extent, such other Options are otherwise available to such person.

     SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT.   The amount due will
be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

     Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, above, which applies in its entirety to the Sixth Option as well.

     SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

     Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of this election.

     11. TRANSFER OF FIXED-DOLLAR ANNUITY VALUES TO ACQUIRE VARIABLE ANNUITY ACCUMULATION UNITS

     Where a Deferred Variable Annuity and a Fixed-Dollar Annuity have been issued on the same Contract, on any Contract Anniversary during the accumulation period of the Contract, the Contract Owner may have the cash value of his Fixed-Dollar Annuity transferred in whole or in part to his Variable Annuity to purchase Variable Annuity Accumulation Units at net asset value, without any sales or administrative deductions. However, any such partial transfer of cash value must be at least $500. (A similar privilege, but available four times in one contract year, permits transfer of Variable Annuity Accumulation Unit values to establish values under a Fixed-Dollar Annuity issued on the same Contract.)

C.   ANNUITY PERIOD

     1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

          (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

     A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract, except that Contracts issued in connection with qualified pension and profit-sharing plans (including H.R. 10 Plans) under Section 401(a) of the Code and annuity plans (including H.R. 10 Plans) under Section 403(a) of the Code provide for Annuity Payments to commence at the date and under the Settlement Option specified in the plan. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. See "Limitations on Settlement Options" in the Statement of Additional Information. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

          (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

     The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

     Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

     2.   THE ANNUITY UNIT

     The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected on a variable basis.

     The value of the Annuity Unit as of July 1, 1971 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract. See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

     Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

     3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

     When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

     The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

     For Contracts utilizing sex-distinct annuity tables, the tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

     The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," immediately, above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," below.

     Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

     4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

     The number of Annuity Units credited to a Contract on the initial Annuity Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

     5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

     In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for sales and administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and (2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

     Annuity Units are valued as of a Valuation Date not less than 10 days prior to the Effective Date of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Effective Date of the Contract, even though changes in those net asset values have occurred during that 10-day period.

     As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Effective Date in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants). However, in lieu of such table, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with employer-related plans subject to the decision of the Supreme Court in ARIZONA GOVERNING COMMITTEE v. NORRIS. See "Annuity Payments," above.

     The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

     6.   ASSUMED NET INVESTMENT RATE

     The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                  INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

     The following are the fundamental investment policies of the Fund:

     (1) The primary objective of the Fund in making investments is long-term appreciation of capital. Occasional investments for the purpose of seeking short-term capital appreciation may also be made.

     (2) Realization of current investment return is a secondary objective, subordinate to the primary objective.

     (3) Any investment income and realized capital gains (net of any capital gains tax) will be retained and reinvested.

     (4) The Fund's policy is to be substantially fully invested. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The purchase of common stock may be made both in rising and declining markets. When it is determined, however, that investments of other types may be advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants.

     (5) Temporary investments may be made in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to fundamental restriction (4), below) and other similar securities, pending investment in the above-mentioned securities.

     While The Franklin is obligated to make Annuity Payments in accordance with selected Settlement Options, the amount of the Annuity Payments is not guaranteed but is a variable amount. Since, historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation and growth in the economy, the Annuity Payment under a Variable Annuity should tend to conform more closely to changes in the cost of living and the level of the economy than payments under a Fixed-Dollar Annuity would do. However, there is no assurance that this objective can be attained. There have been times when the cost of living has increased while securities prices have decreased and times when the cost of living and the level of the economy have gone up or down with no direct correlation to the value of securities in general or to any particular type or class of securities. The value of investments held in the Fund will fluctuate daily and is subject to the risk of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in those conditions. The value of investments in common stock has historically fluctuated more greatly than the value of investments in securities such as bonds, debentures, notes, other evidences of indebtedness, preferred stock and certificates of deposit, and hence investments in common stocks offer greater opportunities for appreciation and greater risk of depreciation. There is no assurance that the Cash Value of the Contract during the years prior to the Variable Annuitant's retirement or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments on the Contract.

     The investment policies of the Fund include a provision that investments may be made in securities other than common stocks if they are advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation. No assurance can be given, however, that investment in such other securities will accomplish such objectives. Investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, and may also be made in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants. Funds may also be temporarily invested in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to certain restrictions) and other similar securities, pending long-term investment. Although debt securities and preferred stocks of the type in which the Fund would invest are generally considered to present less risk than common stocks, the value of such securities is subject to market fluctuations as a result of money market rates, the demand for such securities and factors relating to the individual issuers of such securities. In the event the Fund invests in such securities, such factors may limit the ability of the Fund to convert such securities to cash and reinvest in other types of securities. Historically, the Fund has not invested significant amounts in debt securities or preferred stocks except for short-term investments in debt securities pending ultimate long-term application of funds for investment purposes.

     The following are the fundamental investment restrictions applicable to the
Fund:

     (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets will be invested in any one industry or group of related industries.

     (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3) immediately below.

     (3) The Fund will not borrow money except for temporary or emergency purposes from banks, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets.

     (4) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

    (5) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of readily marketable interests in real estate investment trusts or similar securities, which may be deemed to represent indirect interests in real estate.

     (6) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire privately placed corporate debt securities of a type customarily purchased by institutional investors. Such securities, if required to be registered under the Securities Act of 1933 prior to public distribution, will be included in the 10% limitation specified in fundamental restriction (4), above. The foregoing does not restrict the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of such securities.

     (7) The Fund will not engage in the purchase or sale of commodities or commodity contracts.

     (8) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

     (9) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

     The fundamental investment policies and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the policies or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

     The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

     (10) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

     (11) The Fund will not invest in companies for the purpose of exercising control or management.

     (12) The Fund will not invest in the securities of other investment companies.

     (13) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (14) The Fund will not make short sales of securities.

     (15) The Fund will not invest in corporate debt (other than commercial paper) or preferred stock that is rated lower than one of the three top grades by Moody's Investors Services, Inc. or Standard & Poor's Corporation and the Fund will not invest in commercial paper rated lower than one of the two top grades by such rating agencies.

                             FEDERAL INCOME TAX STATUS

INTRODUCTION

     The Contracts are designed for use by individuals in connection with Qualified Plans under the Code. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin, the type of retirement plan or program in connection with which the Contracts are used and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

     The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

     Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

     Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS: QUALIFIED PLANS

  The manner in which payments received under a Contract are taxed for federal income tax purposes depends on the form of payment. If payments are received in the form of an annuity, then, in general, under Section 72 of the Code, such payment is taxable to the recipient as ordinary income to the extent that such payment exceeds the portion, if any, of the cost basis of the Contract that is allocable to that payment. A payment received on account of partial redemption of an annuity contract generally is taxable in whole or part. The taxation of a partial redemption is governed by complex rules and a qualified tax advisor should be consulted prior to a proposed partial redemption. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Qualified Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

     Generally, payment of the proceeds of a Qualified Contract in a lump sum instead of in the form of an annuity, either at or before maturity, also is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the Qualified Contract. Taxation may be deferred, however, to the extent, if any, that "rollover" treatment is available and elected for a particular distribution.

     Under a provision of federal income tax law effective for Contracts entered into after October 21, 1988, distributions from a Contract are generally not subject to aggregation with distributions from other annuity contracts issued by The Franklin (or its affiliates) for the purpose of determining the taxability of distributions not in the form of an annuity.

     The Qualified Contracts are designed for use in connection with several types of Qualifed Plans, as described generally below.

A.   QUALIFIED PENSION, PROFIT-SHARING AND ANNUITY PLANS

     Under pension and profit-sharing plans that qualify under Section 401(a) of the Code and annuity purchase plans that qualify under Section 403(a) of the Code (collectively "Corporate Qualified Plans"), amounts contributed by an employer to the Corporate Qualified Plan on behalf of an employee and any gains thereon are not, in general, taxable to the employee until distribution. Generally, the cost basis of an employee under a Corporate Qualified Plan will equal the amount of non-deductible contributions, if any, that the employee made to the Corporate Qualified Plan. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

     The Code imposes an additional tax of 10% on the taxable portion of any early withdrawal from a Corporate Qualified Plan made by a Variable Annuitant before age 59-1/2, death, or disability. The additional income tax on early withdrawals will not apply however to certain distributions including (a) distributions beginning after separation from service that are part of a series of substantially equal periodic payments made at least annually for the life of the Variable Annuitant or the joint lives of the Variable Annuitant and his or her Beneficiary, and (b) distributions made to Variable Annuitants after attaining age 55 and after separating from service. Further, additional penalties may apply to distributions made on behalf of a "5-percent owner" (as defined by Section 416(i)(1)(B) of the Code).

     If a lump sum payment of the proceeds of a Contract qualifies as a "lump sum distribution" under the Code, special tax rules (including limited capital gain and income averaging treatment in some circumstances) may apply.

B.   H.R. 10 PLANS (SELF-EMPLOYED INDIVIDUALS)

     Self-employed persons (including members of partnerships) are permitted to establish and participate in Corporate Qualified Plans under Sections 401(a) and 403(a) of the Code. Corporate Qualified Plans in which self-employed persons participate are commonly referred to as "H.R. 10 Plans."

     The tax treatment of annuity payments and lump sum payments received in connection with an H.R. 10 Plan is, in general, subject to the same rules described in "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above. Some special rules apply, however, in the case of self-employed persons which, for example, affect certain "lump sum distribution" and "rollover" rules.

C.   SECTION 403(b) ANNUITIES

     Section 403(b) of the Code permits public schools and other tax-exempt organizations described in Section 501(c) (3) of the Code to purchase annuity contracts for their employees subject to special tax rules.

     If the requirements of Section 403(b) are satisfied, amounts contributed by the employer to purchase an annuity contract for an employee, and any gains thereon, are not, subject to certain limitations, taxable to the employee until distributed to the employee. However, these payments may be subject to

FICA (Social Security) taxes.  Generally, the cost basis of an employee under a
Section 403(b) annuity contract will equal the amount of any non-deductible contributions the employee made toward the contract plus any employer contributions that were taxable to the employee because they exceeded excludable amounts.

     Federal tax law imposes limitations on distributions from Section 403(b) annuity contracts. Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement in connection with a Section 403(b) annuity contract will be permitted only (1) when an employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled or (2) in the case of hardship. A withdrawal made in the case of hardship may not include income attributable to the contributions. However, these limitations generally do not apply to distributions which are attributable to assets held as of December 31, 1988. In general, therefore, contributions made prior to January 1, 1989, and earnings on such contributions through December 31, 1988, are not subject to these limitations. In addition, these limitations do not apply to contributions made other than by a salary reduction agreement. A number of questions exist concerning the application of these rules. Anyone considering a withdrawal from a Contract issued in connection with a Section 403(b) annuity plan should consult a qualified tax advisor.

     The 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Section 403(b) annuity contracts.

D.   INDIVIDUAL RETIREMENT ANNUITIES

     1.   SECTION 408(b) INDIVIDUAL RETIREMENT ANNUITIES

     Under Sections 408(b) and 219 of the Code, special tax rules apply to Individual Retirement Annuities. As described below, certain contributions to such annuities (other than Rollover Contributions) are deductible within certain limits and the gains on contributions (including Rollover Contributions) are not taxable until distributed. Generally, the cost basis in an Individual Retirement Annuity will equal the amount of non-deductible contributions (other than rollovers), if any, made to the Individual Retirement Annuity. Under special rules, all individual retirement plans will be treated as one plan for purposes of these rules.

     Section 408(b) sets forth various requirements that an annuity contract must satisfy before it will be treated as an Individual Retirement Annuity. Although final regulations that interpret some of these requirements have been adopted, other regulations have been proposed that interpret the additional requirement that, under a Section 408(b) Individual Retirement Annuity, the premiums may not be fixed. These proposed regulations, which contain certain ambiguities, may, of course, be changed before they are issued in final form. ACCORDINGLY, WHILE THE FRANKLIN BELIEVES THAT THE CONTRACTS OFFERED BY THIS PROSPECTUS MEET THE REQUIREMENTS OF SECTION 408(b), THE FINAL REGULATIONS AND THE CURRENTLY PROPOSED REGULATIONS THEREUNDER, THERE CAN BE NO ASSURANCE THAT THE CONTRACTS QUALIFY AS INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408(b) PENDING THE ISSUANCE OF COMPLETE FINAL REGULATIONS UNDER THAT CODE SECTION.

     Individuals who are not "active participants" in an employer-related retirement plan described in Section 219(g) of the Code will, in general, be allowed to contribute to an Individual Retirement Annuity and to deduct a maximum of $2,000 annually (or 100% of the individual's compensation if less). This deduction is phased out at certain income levels for individuals who are active participants in employer-related retirement plans. These income levels vary depending on an individual's marital and tax filing status and are scheduled to gradually increase in the future. Individuals who may not make deductible contributions to an Individual Retirement Annuity may, instead, make non-deductible contributions (up to the applicable maximum described above) on which earnings will accumulate on a tax-deferred basis. If the Individual Retirement Annuity includes non-deductible contributions, distributions will be divided on a pro rata basis between taxable and non-taxable amounts. Special rules apply if, for example, an individual contributes to an Individual Retirement Annuity for his or her own benefit and to another Individual Retirement Annuity for the benefit of his or her spouse.

     Individual Retirement Annuities are subject to limitations on the time when distributions must commence. In addition, the 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Individual Retirement Annuities, except that the circumstances in which the penalty tax will not apply are different in certain respects. Further, for any year in which a Contract Owner borrows any money under or by use of the Individual Retirement Annuity, the Contract ceases to qualify under Section 408(b), and an amount equal to the fair market value of the Contract as of the first day of such year will be includible in the Contract Owner's gross income for such year.

     The sale of a Contract for use with an Individual Retirement Annuity may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with Individual Retirement Annuities will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Individual Retirement Annuity or their purchase. A Qualified Contract issued in connection with an Individual Retirement Annuity will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with Individual Retirement Annuities.

     2.   SECTION 408(k) SIMPLIFIED EMPLOYEE PENSIONS

     An Individual Retirement Annuity described in Section 408(b) of the Code that also meets the special requirements of Section 408(k) qualifies as a Simplified Employee Pension. Under a Simplified Employee Pension, employers may contribute to the Individual Retirement Annuities of their employees subject to the limitations in Section 408(j). An employee may exclude the employer's contribution on his or her behalf to a Simplified Employee Pension from gross income subject to certain limitations. Elective deferrals under a Simplified Employee Pension are to be treated like elective deferrals under a cash or deferred arrangement under Section 401(k) of the Code and are subject to a $7,000 limitation, adjusted for inflation. In general, the employee may also contribute and deduct an additional amount not in excess of the lesser of (a) $2,000 or (b) 100% of compensation, subject to the phaseout discussed above, if the Simplified Employee Pension meets the qualifications for an Individual Retirement Annuity.

     In general, except as stated in this section, the rules discussed in "Section 408(b) Individual Retirement Annuities," immediately above, apply to a Simplified Employee Pension.

INCOME TAX WITHHOLDING

     Withholding of federal income tax is generally required from distributions from Qualified Plans or Contracts issued in connection therewith, to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts: Qualified Plans," above, regarding the taxation of Distributions.

     Federal income tax is generally required to be withheld from all or any portion of a Distribution made on or after January 1, 1993 that constitutes an "eligible rollover distribution." An "eligible rollover distribution" generally includes any distribution from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code except for (i) a distribution which is one of a series of substantially equal periodic instalments payable at least annually for the life (or over the life expectancy) of the Variable Annuitant or for the joint lives (or over the joint life expectancies) of the Variable Annuitant and his or her Beneficiary, or for a specified period of 10 years or more or (ii) a minimum distribution required pursuant to Section 401(a)(9) of the Code and (iii) an amount which is not includible in gross income (for example, the return of non-deductible contributions). Any eligible rollover distribution which is not rolled over directly from a Section 401(a) qualified trust, a
Section 403(a) qualified annuity plan or a Section 403(b) qualified annuity contract to an "eligible retirement plan" is subject to mandatory federal income tax withholding in an amount equal to 20% of the eligible rollover distribution. An "eligible retirement plan" generally includes a qualified trust described in
Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an individual retirement account described in Section 408(a) of the Code or an Individual Retirement Annuity described in Section 408(b) of the Code. Mandatory federal income tax withholding is required even if the Variable Annuitant receives an eligible rollover distribution and rolls it over within 60 days to an eligible retirement plan. Federal income tax is not required to be withheld from any eligible rollover distribution which is rolled over directly from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code to an eligible retirement plan.

     Except with respect to certain payments delivered outside the United States or any possession of the United States, federal income tax is not required to be withheld from any Distribution which does not constitute an eligible rollover distribution, if the Variable Annuitant or Beneficiary properly elects in accordance with the prescribed procedures not to have withholding apply. In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution which is not an eligible rollover distribution depends upon the type of payment being made. Generally, in the case of a periodic payment which is not an eligible rollover distribution, the amount to be withheld from such payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of a nonperiodic payment which is not an eligible rollover distribution, the amount to be withheld is generally equal to 10% of the amount of the Distribution.

     The applicable federal law pertaining to income tax withholding from Distributions is complex and contains many special rules and exceptions in addition to the general rules summarized above. Special rules apply, for example, if the Distribution is made to the surviving spouse of a Variable Annuitant or if the Distribution is an eligible rollover distribution from a qualified annuity contract under Section 403(b) of the Code. Any Variable Annuitant or Beneficiary considering a Distribution should consult a qualified tax advisor.
                                     MANAGEMENT

     The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund B, a separate account of The Franklin having investment objectives similar to the Fund but the assets of which are not held with respect to Variable Annuity Contracts accorded special tax treatment, and of Franklin Life Money Market Variable Annuity Fund C, a separate account of The Franklin having investments in money market securities.

     The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                   VOTING RIGHTS

     All Contract Owners will have the right to vote upon:

     (1) The initial approval of any investment management agreement and any amendment thereto.

     (2)  Ratification of an independent auditor for the Fund.

     (3) Any change in the fundamental investment policies or fundamental investment restrictions of the Fund.

     (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

     (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

     (6)  Any other matter submitted to them by the Board of Managers.

     The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

     An employee covered by an H.R. 10 Plan, if not the Contract Owner, will have the right to instruct the Contract Owner with respect to all votes attributable to the Contract. An employee covered by a Contract issued in connection with a qualified pension or profit-sharing plan described in Section 401 of the Code will have the right to instruct the Contract Owner with respect to votes attributable to his or her payments to the plan, if any, and, to the extent authorized by the terms of the plan, with respect to any additional votes under the Contract. If Annuity Payments are being made under an annuity to a person who is not a Contract Owner, that person will have the right to instruct the Contract Owner with respect to votes attributable to the amount of the assets in the Fund to meet the Annuity Payments related to the Contract.

     Contract Owners will cast votes with respect to which instructions have been received in accordance with such instructions. Votes with respect to which employees, Variable Annuitants or other persons to whom payments are being made under a Contract are entitled to instruct the Contract Owner, but for which the Contract Owner has received no instructions, shall be cast by the Contract Owner for or against each proposal to be voted on in the same proportion as votes for which instructions have been received by such Contract Owner. If no one is entitled to instruct the Contract Owner, or if the Contract Owner receives no instructions, all votes which the Contract Owner is entitled to cast may be cast at his or her sole discretion. Neither the Fund nor The Franklin has any duty to inquire as to the instructions received or the authority of the Contract Owner to cast such votes; except to the extent that the Fund or The Franklin has actual knowledge to the contrary, the votes cast by Contract Owners will be considered valid and effective as among the Fund, The Franklin and other persons having voting rights with respect to the Fund.

     Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

     The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services Corporation ("Franklin Financial") serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

     The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 5% of such Stipulated Payments.

                                  STATE REGULATION

     As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

     For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                 REPORTS TO OWNERS

     The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                FUNDAMENTAL CHANGES

     Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

     The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund B ("Fund B") and Franklin Life Money Market Variable Annuity Fund C ("Fund C"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund B and Fund C will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund B and Fund C contract owners will continue as interests in the restructured Fund); and
(iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

     Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of that Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                YEAR 2000 TRANSITION

     Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of the Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                 LEGAL PROCEEDINGS

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.


                               REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

           OTHER VARIABLE ANNUITY CONTRACTS; EFFECT OF NON-QUALIFICATION

     The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby. All such other contracts, however, will be designed for use in connection with certain Qualified Plans or as Individual Retirement Annuities.

     The Franklin will not knowingly permit moneys which are not "tax-benefited" to be allocated to the Fund. The Franklin will transfer any portion of a Contract allocated to the Fund to the general account of The Franklin, less a deduction for federal income taxes payable on the portion so transferred, if, at any time, the plan or arrangement with respect to which the Contract was sold fails to meet the requirements of the Code. The Franklin will promptly notify the Contract Owner of such transfer. The Contract Owner may elect to (1) leave the funds so transferred in the general account, (2) redeem his Contract, or (3) apply the funds so transferred to the purchase of a variable annuity contract offered by Franklin Life Variable Annuity Fund B. See "Redemption," and "Transfers to Other Contracts," above.

               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION
-----------------------------------------------------------------------------
General Information  . . . . . . . . . . . . . . . . .          2
Investment Objectives. . . . . . . . . . . . . . . . .          2
Limitations on Settlement Options. . . . . . . . . . .          2
Management . . . . . . . . . . . . . . . . . . . . . .          4
Investment Advisory and Other Services . . . . . . . .          6
Distribution of The Contracts. . . . . . . . . . . . .          7
Portfolio Turnover and Brokerage . . . . . . . . . . .          8
Safekeeper of Securities . . . . . . . . . . . . . . .          9
Legal Matters. . . . . . . . . . . . . . . . . . . . .          9
Experts. . . . . . . . . . . . . . . . . . . . . . . .          9
Index to Financial Statements. . . . . . . . . . . . .        F-1


PROSPECTUS








FRANKLIN LIFE
VARIABLE ANNUITY FUND A



INDIVIDUAL VARIABLE ANNUITY CONTRACTS
FOR USE WITH CERTAIN QUALIFIED
PLANS AND TRUSTS ACCORDED SPECIAL
TAX TREATMENT AND AS INDIVIDUAL
RETIREMENT ANNUITIES


ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

-------------------------------------------------------------------------------

                         Complete and return this form to:


The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591


Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Variable Annuity Fund A.


-------------------------------------------------------------------------------
                                      (Name)


-------------------------------------------------------------------------------
                                      (Street)


-------------------------------------------------------------------------------
(City)                               (State)                         (Zip Code)
-------------------------------------------------------------------------------

                                 APPENDIX C

                    FRANKLIN LIFE VARIABLE ANNUITY FUND B
                                 PROSPECTUS

FRANKLIN LIFE VARIABLE ANNUITY FUND B

PROSPECTUS          INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                    (NOT USED IN CONNECTION WITH QUALIFIED
                    TRUSTS OR PLANS) ISSUED BY

                         #1 Franklin Square
                         Springfield, Illinois 62713
                         Telephone (800) 528-2011

     THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS PROVIDING ANNUITY INSTALLMENTS FOR LIFE COMMENCING ON A MATURITY DATE SELECTED BY THE CONTRACT OWNER; OTHER SETTLEMENT OPTIONS ARE ALSO PROVIDED. THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE VARIABLE ANNUITY FUND B (THE "FUND"). THE FUND NO LONGER OFFERS NEW CONTRACTS.

     THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM APPRECIATION OF CAPITAL THROUGH INVESTMENT APPRECIATION AND THE RETENTION AND REINVESTMENT OF INCOME. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED. GENERALLY, THE FUND'S INVESTMENTS WILL CONSIST OF EQUITY SECURITIES, MAINLY COMMON STOCKS.

                         ----------------------------------

  THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 37 OF THIS PROSPECTUS.

                        -----------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
             EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
            ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                       TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         -----------------------------------

                   THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS

                                                                            Page
Special Terms..............................................................   3
Table of Deductions and Charges............................................   5
Summary....................................................................   7
Per-Unit Income and Changes in Accumulation Unit Value.....................   9
Introduction...............................................................  10
Description of the Separate Account........................................  11
Deductions and Charges Under the Contracts.................................  11
      A.   Sales and Administration Deductions.............................  11
      B.   Premium Taxes...................................................  14
      C.   Mortality and Expense Risk Charge...............................  14
      D.   Investment Management Service Charge............................  15
      E.   Transfers to Other Contracts....................................  15
      F.   Miscellaneous...................................................  15
The Contracts..............................................................  15
      A.   General.........................................................  15
      B.   Deferred Variable Annuity Accumulation Period...................  17
      C.   Annuity Period..................................................  25
Investment Policies and Restrictions of the Fund...........................  27
Federal Income Tax Status..................................................  30
Management.................................................................  33
Voting Rights..............................................................  33
Distribution of the Contracts..............................................  34
State Regulation...........................................................  34
Reports to Owners..........................................................  34
Fundamental Changes........................................................  34
Year 2000 Transition.......................................................  35
Legal Proceedings..........................................................  35
Registration Statement.....................................................  36
Other Variable Annuity Contracts...........................................  36
Table of Contents of Statement of Additional Information...................  37

--------------------------------------------------------------------------------

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE VARIABLE ANNUITY FUND B TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                    SPECIAL TERMS

The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT-A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE-The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS-Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT-A measure used to determine the value of Annuity Payments after the first.

BENEFICIARY-The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE-The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE-The Internal Revenue Code of 1986, as amended.

CONTRACT-An individual variable annuity contract issued by Franklin Life Variable Annuity Fund B that is offered by this Prospectus.

CONTRACT ANNIVERSARY-An anniversary of the Effective Date of the Contract.

CONTRACT OWNER-The Contract Owner is the individual Variable Annuitant to whom the contract is issued or his or her assignee, or if an owner other than the Variable Annuitant is designated in the application for the Contract, such other person. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all Contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR-Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE-The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY-An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE-The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY-An annuity contract described in Section 408(b) of the Code.

PERIODIC STIPULATED PAYMENT CONTRACT-An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

SETTLEMENT OPTION OR OPTIONS-Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SINGLE STIPULATED PAYMENT CONTRACT-An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS-The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN-The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE-Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD-The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT-Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY-An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                           TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

  Sales Load Imposed on Purchases (as a
  percentage of purchase payments)

     Single Stipulated Payment Contract      5.00%

     Periodic Stipulated Payment Contract    15.00% to 1.00% (for a Contract
                                             with a stipulated payment period of
                                             12 or more years; 4.33% aggregate
                                             over all years for a 12-year
                                             Contract)

                                             10.00% to 3.00% (for a Contract
                                             with a stipulated payment period of
                                             9 to 11 years; 4.44% aggregate over
                                             all years for a 9-year Contract)

                                             6.00% to 3.00% (for a Contract with
                                             a stipulated payment period of 6 to
                                             8 years; 4.50% aggregate over all
                                             years for a  6-year Contract)

                                             4.00% to 3.00% (for a Contract with
                                             a stipulated payment period of 2 to
                                             5 years; 4.00% aggregate over all
                                             years for a 2-year Contract)

  Administration Fee (as a percentage of
  purchase payment)

     Single Stipulated Payment Contract      $100

     Periodic Stipulated Payment Contract    0.00% to 10.00% (for a Contract
                                             with a stipulated payment period of
                                             12 or more years; 4.67% aggregate
                                             over all years for a 12-year
                                             Contract)

                                             3.00% to 10.00% (for a Contract
                                             with a stipulated payment period of
                                             9 to 11 years; 4.44% aggregate over
                                             all years for a 9-year Contract)

                                             3.00% to 6.00% (for a Contract with
                                             a stipulated payment period of 6 to
                                             8 years; 4.50% aggregate over all
                                             years for a 6-year Contract)

                                             3.00% to 5.00% (for a Contract with
                                             a stipulated payment period of 2 to
                                             5 years; 5.00% aggregate over all
                                             years for a 2-year Contract)

Annual Expenses
(as a percentage of average net assets)

   Management Fees                           0.44%
   Mortality and Expense Risk Fees
    Mortality Fees                           0.90%
    Expense Risk Fees                        0.10%
                                             -----

   Total Annual Expenses                     1.44%

Example


If you surrender your contract at the end of the applicable
time period:                                                     1 year    3 years   5 years   10 years
  You would pay the following expenses on a
  $1,000 investment, assuming 5% annual
  return on assets:

  Single Stipulated Payment Contract                             $ 162      $ 189     $ 217      $ 297

  Periodic Stipulated Payment Contracts:

    Stipulated Payment Period:
    12 years or more                                             $ 162      $ 189     $ 217      $ 297

    9 to 11 years                                                $ 162      $ 189     $ 217      $ 297

    6 to 8 years                                                 $ 123      $ 151     $ 180      $ 263

    2 to 5 years                                                 $ 103      $ 131     $ 162      $ 247

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


     The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

                                       SUMMARY

THE CONTRACTS

     The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are designed for retirement planning for individuals. They are not designed for use in connection with employer-related plans or qualified plans and trusts (including Individual Retirement Annuities) accorded special tax treatment under the Code. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Variable Annuity Fund B (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. In the event of death prior to the initial Annuity Payment Date, the contract value is paid to the Beneficiary. Periodic Stipulated Payment Contracts and Single Stipulated Payment Contracts are offered. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. Additional refund rights apply to Periodic Stipulated Payment Contracts having a Stipulated Payment Period of more than five years. See "Withdrawal by the Contract Owner," below.

     Contracts held by a person (such as a corporation or partnership) who is not a natural person are subject to special federal income tax treatment and the income on such Contracts allocable to Stipulated Payments made after February 28, 1986 may, subject to certain exceptions, be taxable to the Contract Owner in the year earned. This special rule does not apply to Contracts held by natural persons. See "Federal Income Tax Status," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

     The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term appreciation of capital through investment appreciation and retention and reinvestment of income. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The value of investments held in the Fund is subject to the risk of changing economic conditions as well as the risk inherent in management's ability to anticipate such changes. See "Investment Policies and Restrictions of the Fund," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

     The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this summary. In the case of Periodic Stipulated Payment Contracts, a deduction, which varies depending upon the length of the Stipulated Payment period agreed upon in the Contract and the Contract Year with respect to which the payment is scheduled to be made, is made for sales and administrative expenses. Over the entire life of a 12-year Periodic Stipulated Payment Contract, total deductions equal to 4.33% of all periodic payments are made for sales expenses and total deductions equal to 4.67% of all periodic payments are made for administrative expenses (for a combined total of 9%); the combined total deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (4.76% for sales expenses and 5.13% for administrative expenses). During the first four years of a 12-year contract, however, combined total deductions amount to 17.65%. In the case of a Single Stipulated Payment Contract, a deduction equal to 5% of the total single payment is made for sales expenses and a deduction of $100 is made for administrative expenses (for a combined total, in the case of a minimum Single Stipulated Payment Contract sold, of 9%). In the case of a minimum Single Stipulated Payment Contract sold, the combined deductions amount to 9.89% of the net amount invested assuming no premium taxes are applicable (5.49% for sales expenses and 4.40% for administrative expenses). Any applicable state or local taxes on the Stipulated Payments (currently, up to 5%) also are deducted from the Single or Periodic Stipulated Payments. The amount remaining after deductions is allocated to the Fund. See "Sales and Administration Deductions," "Transfers to Other Contracts," and "Premium Taxes," below.

     The Contracts include The Franklin's undertaking that deductions for sales and administrative expenses will not be increased regardless of the actual expenses incurred, and that the Variable Annuity Payments will be paid for the lifetime of the Variable Annuitant (and, in the case of a joint and last survivor annuity, for the joint lives of the persons specified) commencing on the selected initial Annuity Payment Date based on the mortality assumptions contained in the Contract, regardless of the actual mortality experience among the Variable Annuitants. In exchange for these undertakings, a charge of 1.002% of net asset value on an annual basis is made daily against the Fund
(consisting of 0.900% for The Franklin's assurances of annuity rates or mortality factors and 0.102% for The Franklin's assurances of expense factors). A charge of 0.438% of net asset value on an annual basis is also made daily against the Fund for investment management services by The Franklin. The charges for annuity rate assurances, expense assurances and investment management services thus aggregate 1.440% of net asset value on an annual basis. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

     The minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment (after an initial $20 payment) is currently $10 ($120 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

      The Fund no longer issues new Contracts.

REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received less federal income tax withholding, if applicable. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Transfers to and from Other Contracts," "Settlement Options, "The Contracts," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate Contracts the Cash Value of which has been less than $500 for three years if the Stipulated Payments in the amount of $120 have not been made in each of the three contract years of such period, but The Franklin has agreed not to exercise this right in certain cirumstances. See "Termination by The Franklin," below.

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B
                             SUPPLEMENTARY INFORMATION
               PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                 (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                         OUTSTANDING THROUGHOUT EACH YEAR)

The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                       YEAR ENDED DECEMBER 31
                               ----------------------------------------------------------------------------------------------------
                                  1997      1996      1995      1994      1993       1992     1991      1990      1989      1988
                               ----------------------------------------------------------------------------------------------------
Investment Income                 $2.025    $1.777    $2.043    $1.569    $1.305    $1.120    $1.197    $1.303    $1.271    $1.102
Expenses                           1.447     1.169      .935      .850      .841      .766      .691      .595      .541      .463
                               ----------------------------------------------------------------------------------------------------
Net Investment income               .578      .608     1.108      .719      .464      .354      .506      .708      .730      .639
Net realized and unrealized
   gain (loss) on securities      23.136    13.251    14.278     (.943)    1.697     1.236    13.776    (1.871)    7.822      .016
                               ----------------------------------------------------------------------------------------------------
Net change in accumulation
   unit value                     23.714    13.859    15.386     (.224)    2.161     1.590    14.282    (1.163)    8.552      .655
Accumulation unit value:
   Beginning of year              86.875    73.016    57.630    57.854    55.693    54.103    39.821    40.984    32.432    31.777
                               ----------------------------------------------------------------------------------------------------
End of year                     $110.589   $86.875   $73.016   $57.630   $57.854   $55.693   $54.103   $39.821   $40.984   $32.432
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------

Ratio of expenses to average
   net assets                      1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net investment income
   to average net assets            .58%      .75%     1.71%     1.22%      .80%      .67%     1.05%     1.71%     1.94%     1.99%
Portfolio turnover rate             .67%     3.35%    22.26%    82.18%    61.50%    60.64%    24.18%    28.41%    64.08%    81.20%
Number of accumulation units
   outstanding at end of year     16,323    18,648    21,059    23,165    26,542    29,973    31,205    48,192    53,877    61,038
                               ----------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------------------

                                FINANCIAL STATEMENTS

     The Financial Statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                    INTRODUCTION

                       FRANKLIN LIFE VARIABLE ANNUITY FUND B

                  INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                        THE FRANKLIN LIFE INSURANCE COMPANY

     The Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. They are not designed for use in connection with employer-related plans or qualified plans and trusts (including Individual Retirement Annuities) accorded special tax treatment under the Code. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

     Pursuant to this Prospectus, The Franklin offers two types of Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment.

     The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American
General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

     The Contract Owner may elect to have a portion of the Stipulated Payment or Payments applied by The Franklin for the purchase of a Fixed-Dollar Annuity. Fixed-Dollar Annuity Contracts do not, however, participate in the Fund and the Contracts are transferred to the general account of The Franklin. In cases where both a Fixed-Dollar and a Variable Annuity are provided under the same Contract, either annuity may be terminated and the Cash Value obtained or other Settlement Option elected by the Contract Owner, at any time prior to commencement of annuity instalments by The Franklin; under these circumstances, the other annuity may be continued in effect, provided that the annual Stipulated Payment allocated to the other annuity satisfies The Franklin's usual underwriting practices. These practices presently require that each periodic Stipulated Payment (other than the first payment, which must be at least $20) which purchases the Variable Annuity be at least $10. See generally "Redemption," and "Settlement Options," below.

     Unless otherwise indicated in this Prospectus, the discussion of the Contracts herein refers to Variable Annuity Contracts, or to the Variable Annuity portion in cases where both a Variable and a Fixed-Dollar Annuity are provided in the same Contract, and not to any Fixed-Dollar Annuity. Provisions relating to a Fixed-Dollar Annuity and a Variable Annuity are separate, and neither is dependent upon the other in its operations.

     The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part.

                         DESCRIPTION OF THE SEPARATE ACCOUNT

     The Fund was established as a separate account on April 1, 1970 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account" under the federal securities laws.

     Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund.
All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

     The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.


                      DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

     The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the sales deductions may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

A.   SALES AND ADMINISTRATION DEDUCTIONS

     Deductions will be made as follows for sales expenses with respect to the Contracts and administrative expenses with respect to the Contracts and the
Fund:

     (1) Under Single Stipulated Payment Contracts, a deduction of $100 is made from the single payment for administrative expenses. In addition, a sales expense deduction of 5% of the total payment is made from the single Stipulated Payment. In the case of the minimum Single Stipulated Payment Contract sold (which is $2,500), the combined deductions for administrative expenses and sales expenses amount to 9.89% of the net amount invested (5.49% for sales expenses and 4.40% for administrative expenses) assuming no premium taxes are applicable.

     (2) Under Periodic Stipulated Payment Contracts, a sales and administration deduction is made from each Stipulated Payment. The amount of the deduction varies depending upon the length of the stipulated payment period agreed upon in the Contract and the Contract Year with respect to which a payment is scheduled to be made. The deductions are applied whether the Stipulated Payment is made on time or in arrears. Prepayments will not be accepted. The following tables indicate the deductions made:

                                             STIPULATED PAYMENT PERIOD OF 12 OR MORE YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                           SALES      ADMINISTRATION      TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR      DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1             17.65%          0.00%         17.65%            15%             0%            15%
          2 to 4            5.88%         11.76%         17.65%             5%            10%            15%
             5              5.56%          5.56%         11.11%             5%             5%            10%
          6 to 10           3.19%          3.19%          6.38%             3%             3%             6%
    11 or subsequent        1.04%          3.13%          4.17%             1%             3%             4%
    AGGREGATE OVER ALL
       YEARS FOR A
    12-YEAR CONTRACT:       4.76%          5.13%          9.89%          4.33%          4.67%             9%

                                             STIPULATED PAYMENT PERIOD OF 9-11 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR      DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION       DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1             11.78%          5.88%         17.65%            10%             5%            15%
             2              5.88%         11.76%         17.65%             5%            10%            15%
          3 to 4            5.56%          5.56%         11.11%             5%             5%            10%
          5 to 11           3.19%          3.19%          6.38%             3%             3%             6%
    AGGREGATE OVER ALL
       YEARS FOR A
    9-YEAR CONTRACT:        4.88%          4.88%          9.76%          4.44%          4.44%          8.89%

                                             STIPULATED PAYMENT PERIOD OF 6-8 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                              AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR       DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
             1              6.74%          5.62%         12.36%             6%             5%            11%
             2              5.62%          6.74%         12.36%             5%             6%            11%
         3 to 4             5.56%          5.56%         11.11%             5%             5%            10%
      5 or subsequent       3.19%          3.19%          6.38%             3%             3%             6%
     AGGREGATE OVER ALL
        YEARS FOR A
      6-YEAR CONTRACT:      4.95%          4.95%          9.89%          4.50%          4.50%             9%

                                              STIPULATED PAYMENT PERIOD OF 2-5 YEARS
---------------------------------------------------------------------------------------------------------------
                                    AS PERCENTAGE OF                            AS PERCENTAGE OF
                                   NET AMOUNT INVESTED:                      TOTAL STIPULATED PAYMENT:
                         ----------------------------------------     -----------------------------------------
                            SALES      ADMINISTRATION     TOTAL          SALES     ADMINISTRATION      TOTAL
      CONTRACT YEAR       DEDUCTION      DEDUCTION       DEDUCTION      DEDUCTION     DEDUCTION      DEDUCTION
---------------------------------------------------------------------------------------------------------------
         1 to 4             4.40%          5.49%          9.89%             4%             5%             9%
            5               3.19%          3.19%          6.38%             3%             3%             6%
   AGGREGATE OVER ALL
      YEARS FOR A
    2-YEAR CONTRACT:        4.40%          5.49%          9.89%             4%             5%             9%

NOTE: The foregoing tables assume that no premium taxes are payable in the jurisdiction in question. See discussion under "Premium Taxes," below. Percentage figures may not add due to rounding.

     Deductions for sales expenses are made pursuant to a Sales Agreement with Franklin Financial Services Corporation ("Franklin Financial"). See "Distribution of the Contracts," below, and in the Statement of Additional Information. Deductions for administrative expenses, and for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated March 23, 1972 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     The Franklin will not accept more than the stipulated dollar amounts of payments on any Contract except in the case of a Contract having a Stipulated Payment period of 12 or more years. In the case of monthly Stipulated Payment Contracts, where the Stipulated Payment per month (subsequent to the initial payment) is less than $20, the initial monthly payment must be at least $20, and the total payments to be received during the first Contract Year will be twelve times the amount of the Stipulated Payment per month (subsequent to the initial payment). This will be done either by ending the first Contract Year earlier than twelve months after the receipt of the initial Stipulated Payment or by omitting certain monthly payments which otherwise would follow the initial payment. The purpose of this procedure is to prevent the imposition of total deductions over the life of the contract in an amount in excess of the amounts set forth in the tables above opposite the items "Aggregate over all years" for sample Contracts.

     The table below illustrates, in the case of assumed Contracts for 10 years and for 15 years providing for stipulated monthly payments amounting to $50 per month, the allocation of the cumulative payments and deductions at the end of certain specified periods of time. In Contracts for less than nine years, the amounts deducted from the earlier Stipulated Payments are less than those deducted from the Stipulated Payments in the earlier periods for the Contracts illustrated in the table, and, accordingly, in those Contracts proportionately more of the total Stipulated Payments would be invested at the end of one, two and five years than in the case of the illustrations given.

10 YEAR CONTRACT

AT THE END OF. . . . . . . . .              10 YEARS                 1 YEAR                   2 YEARS                 5 YEARS
                                         (120 PAYMENTS)           (13 PAYMENTS)            (25 PAYMENTS)           (61 PAYMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Amount            %     Amount            %       Amount           %     Amount         %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS . . . . . . . . .    $6,000.00     100.00%     $650.00     100.00%     $1,250.00    100.00%   $3,050.00     100.00%
DEDUCT:
 SALES EXPENSE DEDUCTION . . . .       258.00       4.30%       62.50       9.61%         92.50      7.40%      169.50      5.555%
 ADMINISTRATION DEDUCTION. . . .       258.00       4.30%       35.00       5.39%         92.50      7.40%      169.50      5.555%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEDUCTIONS. . . . . . . .    $  516.00       8.60%     $ 97.50      15.00%     $  185.00     14.80%   $  339.00     11.110%
NET AMOUNT INVESTED. . . . . . .    $5,484.00      91.40%     $552.50      85.00%     $1,065.00     85.20%   $2,711.00     88.890%

15 YEAR CONTRACT

AT THE END OF . . . . . . . . .             15 YEARS                 1 YEAR                   2 YEARS                5 YEARS
                                         (180 PAYMENTS)           (13 PAYMENTS)            (25 PAYMENTS)          (61 PAYMENTS)
-----------------------------------------------------------------------------------------------------------------------------------

                                      Amount            %     Amount            %       Amount           %     Amount            %
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENTS . . . . . . . . .    $9,000.00     100.00%     $650.00     100.00%     $1,250.00    100.00%   $3,050.00     100.00%
DEDUCT:
 SALES EXPENSE DEDUCTION . . . .       330.00       3.67%       92.50      14.23%        122.50      9.80%      211.50      6.935%
 ADMINISTRATION DEDUCTION. . . .       390.00       4.33%        5.00       0.77%         65.00      5.20%      211.50      6.935%
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL DEDUCTIONS. . . . . . . .    $  720.00       8.00%     $ 97.50      15.00%     $  187.50     15.00%   $  423.00     13.870%
NET AMOUNT INVESTED. . . . . . .    $8,280.00      92.00%     $552.50      85.00%     $1,062.50     85.00%   $2,627.00     86.130%

NOTE: The foregoing table assumes that no premium taxes are payable in the jurisdiction in question. See the discussion under "Premium Taxes," below. The percentages shown are percentages of the total payments made.

     The total deductions made in respect of sales expenses of Franklin Financial in 1995, 1996 and 1997 were $825, $370 and $402, respectively, and all such amounts were retained on behalf of Franklin Financial.

     The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,316, $632 and $689, respectively.

B.   PREMIUM TAXES

     At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.

C.   MORTALITY AND EXPENSE RISK CHARGE

     While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," immediately below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased beyond the stated maximum with respect thereto regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

     For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the combined annual rate of 1.002% (.002745% on a daily basis), of which .900% is for annuity rate and mortality assurances and .102% is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.

     During 1995, 1996 and 1997, The Franklin earned and was paid $14,273, $15,752 and $17,759, respectively, by reason of these charges. Such charges during 1997 were equal to 1.002% of average net assets.

D.   INVESTMENT MANAGEMENT SERVICE CHARGE

     The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the Fund at the annual rate of 0.438% of the Fund's assets, computed by imposing a daily charge of 0.0012% against the value of the Accumulation Unit and of the Annuity Unit in determining those values. The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

     During 1995, 1996 and 1997, The Franklin earned and was paid $6,240, $6,886 and $7,765, respectively, under the Investment Management Agreement then in effect.

E.   TRANSFERS TO OTHER CONTRACTS

     Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Variable Annuity Fund A and Franklin Life Money Market Variable Annuity Fund C, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new Variable Annuity contracts.

     It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Contract, another annuity contract or life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption. Contract Owners who are not natural persons should also consider whether such a redemption would cause them to lose certain advantages applicable to stipulated payments made on or before February 28, 1986. See "Federal Income Tax Status-The Contracts," below.

F.  MISCELLANEOUS

     The Fund's total expenses for 1997 were $25,524, or 1.440% of average net assets during 1997.

                                   THE CONTRACTS

A.   GENERAL

     Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

     Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

     1.  ANNUITY PAYMENTS

     Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, which reflects the age and sex of the Variable Annuitant and the type of Settlement Option selected, and (ii) the investment performance of the Fund. In the case of Deferred Variable
Annuities, the annuity rate table is set forth in the Contract. In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

     2. DECREASE BY CONTRACT OWNER IN AMOUNT OF PERIODIC STIPULATED PAYMENTS; INCREASE BY CONTRACT OWNER IN NUMBER OF PERIODIC STIPULATED PAYMENTS

     Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. Subject to the limitations described under "Purchase Limits," below, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Submission of a Stipulated Payment in an amount less than that of the previous Stipulated Payment, subject to the aforesaid purchase limits, will constitute notice of the election of the Contract Owner to make such change. After such a decrease, the Contract Owner is permitted to increase his periodic Stipulated Payments up to, but not in excess of, the amount originally provided in the Contract. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

     In the case of Contracts having a Stipulated Payment period of 12 years or more, the Contract Owner may continue making Stipulated Payments after the agreed amount of Stipulated Payments has been made, subject to the limitation that no more than twice the amount of Stipulated Payments specified in the Contract will be received by The Franklin, and The Franklin reserves the right not to accept the Stipulated Payments after age 75. The deductions for sales and administrative expenses from these additional Stipulated Payments will be that applicable to Stipulated Payments in the final agreed year for Stipulated Payments as set forth in the table as to Stipulated Payment periods of 12 or more years under "Sales and Administration Deductions," above. No similar privilege is available with respect to Contracts having a Stipulated Payment period of less than 12 years.

     3.  ASSIGNMENT OR PLEDGE

     A Contract may be assigned by the Contract Owner or pledged by him or her as collateral security as provided in the Contract. The Franklin will make Contract loans only as provided under "Contract Loans," below. Assignments or pledges of the Contract and Contract loans will be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of the Contract and Contract Loans may result in the imposition of certain tax penalties. See "Federal Income Tax Status-The Contracts," below.

     Persons contemplating the assignment or pledge of a Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

     4.  PURCHASE LIMITS

     No single Stipulated Payment may be less than $2,500. Currently, no periodic Stipulated Payment may be less than $120 on an annual basis, $60 on a semiannual basis, and $30 on a quarterly basis; and, in the case of monthly Stipulated Payment contracts, the initial payment must be at least $20 and each subsequent periodic payment at least $10. Under the terms of the Contract, The Franklin may increase the minimum periodic Stipulated Payment to $20 ($240 on an annual basis).

     5.  TERMINATION BY THE FRANKLIN

     The Franklin currently reserves the right to terminate any Contract if total Stipulated Payments paid are less than $120 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Valueis less than $500 at the end of such three-year period. Under the terms of the Contract, The Franklin may terminate such Contract if total Stipulated Payments paid are less than $240 in each of such three consecutive Contract Years and if the Cash Value is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

     Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less federal income tax withholding and any indebtedness, if applicable. For certain tax consequences upon such payment, see "Federal Income Tax Status," below.

     6.  WITHDRAWAL BY THE CONTRACT OWNER

     A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid.

     In addition, with respect to any Periodic Stipulated Payment Contract having a Stipulated Payment period of more than five years, The Franklin will send to the Contract Owner of such Contract, within 60 days after the Date of Issue, a statement of charges to be deducted from the Stipulated Payments and a notice of the right to withdraw from the Contract, which may be exercised by surrendering the Contract within 45 days after the mailing of the notice. In the case of such surrender, the Contract Owner will be entitled to the Cash Value of the Contract, plus an amount, payable by The Franklin or by Franklin Financial Services Corporation, distributor of the Contracts, equal to the difference between the gross payments made on the Contract and the net amount invested. The Franklin has guaranteed the obligations of Franklin Financial Services Corporation in this respect and accordingly, in connection with The Franklin's ability to meet these obligations, the financial statements of The Franklin contained herein should be considered. Payments upon such surrender may be subject to federal income tax withholding and federal tax penalties.
See "Income Tax Withholding," below and "Federal Income Tax Status-The Contracts," below.

     Any request for revocation or withdrawal must be made by mailing or hand-delivering the Contract and a written request for revocation or withdrawal within the applicable time period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

     7.   NEW CONTRACTS NO LONGER BEING ISSUED

     The Fund no longer issues new Contracts.

B.   DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

     1. CREDITING ACCUMULATION UNITS; DEDUCTIONS FOR SALES AND ADMINISTRATIVE EXPENSES

     During the accumulation period-the period before the initial Annuity Payment Date-deductions from Stipulated Payments for sales and administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

     The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

     The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

     2.  VALUATION OF A CONTRACT OWNER'S CONTRACT

     The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

     3.  VALUE OF THE ACCUMULATION UNIT

     The value of an Accumulation Unit was set at $10 effective July 1, 1971. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

     At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

     The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances. See "Deductions and Charges Under the Contracts," above.

     The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment
Factor").

     The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the Net Investment Factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

     4.  VALUATION OF FUND ASSETS

     In determining the value of the assets of the Fund, each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on such day, then thevalue of such security is taken to be the current bid price at the time as of which the value is being ascertained. Any security not traded on a securities exchange but traded in the over-the-counter market is valued at the current bid price on the Valuation Date. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Managers.

     5.  REDEMPTION

     A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may redeem the Contract in whole, or in part, by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in the limited circumstances described below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

     Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity, a request for partial redemption, if no other indication is obtained from the Contract Owner, will be treated as a pro rata request for partial redemption of the Variable Annuity and the Fixed-Dollar Annuity.

     In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

     The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

     6.  PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

     In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. For the method of valuation of Accumulation Units, see "Crediting Accumulation Units; Deductions for Sales and Administration Expenses," above.

     The Code imposes certain distribution requirements which affect the payment of death benefits. See "Settlement Options," below. Subject to these requirements, the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract

Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

     Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

     The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below.

     7.  OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

     Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

     (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

     (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

     If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

     Under a single stipulated payment deferred contract, the Contract Owner may terminate his Contract and exercise any of the Settlement Options described below at any time prior to the initial Annuity Payment Date.

     8.  REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

     A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Following reinstatement, the Contract Owner may exercise any of the options upon failure to make Stipulated Payments or Settlement Options described herein. Sales and administration deductions from Stipulated Payments made upon or after reinstatement will be equivalent to those that would have been made if the payments had been made at the time originally stipulated.

     9. CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF BENEFICIARIES

     While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options.

If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

    10.  SETTLEMENT OPTIONS

    At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

    Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

    Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

    Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

    The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

    In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

    Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

    In general, certain distribution requirements are imposed by the Code in the case of annuity contracts issued after January 18, 1985 in order for the contracts to qualify as "annuity contracts" under the Code. Certain questions exist about the application of these rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

    Under these distribution requirements, if the Contract Owner of a Contract issued after January 18, 1985 dies on or after the date Annuity Payments commence but before the entire interest in the Contract has been distributed, then the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of his or her death. Also, if the Contract Owner of such a Contract dies before the commencement of Annuity Payments, then the entire interest in the Contract must be distributed within five years after the date of death. Under a special exception, this 5-year distribution rule is deemed satisfied if (i) any portion of the Contract Owner's interest is payable to a designated beneficiary, (ii) that interest is distributed to the designated beneficiary over the life of such beneficiary (or over a period not extending beyond the beneficiary's life expectancy) and (iii) such distributions begin not later than one year after the death of the Contract Owner. If the designated beneficiary is the surviving spouse of the Contract Owner and such surviving spouse dies before Annuity Payments to the spouse commence, the surviving spouse will be treated as the Contract Owner for purposes of these distribution rules. Also, if the Contract Owner is not an individual, then the Variable Annuitant shall be treated as the Contract Owner in applying these distribution requirements and a change in the Variable Annuitant shall be treated as the death of the Contract Owner.

    The effect of the distribution requirements described above is that, in the case of Contracts issued after January 18, 1985, Settlement Option availability will be limited as necessary to comply with the applicable distribution rules. For example, under these rules, it appears that the First Option (Life Annuity) would not be available to a designated beneficiary under such a Contract unless distributions to the beneficiary begin not later than one year after the date of the Contract Owner's death. Other Settlement Options may be restricted or unavailable as well under the distribution rules. All Settlement Options under Contracts issued after January 18, 1985 are offered subject to the limitations of the distribution rules. Persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

    FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

    SECOND OPTION-LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

    THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over (b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

    For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

 $10,000
(------ - (30.55 X 10)) X $2.05 = (5,000 - 305.5) X $2.05 = 4,694.5 X $2.05 = $9,623.73
  $2.00

    FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.


    FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

    It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options, above, if, and to the extent, such other Options are otherwise available to such person.

    SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

    Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, immediately above, which applies in its entirety to the Sixth Option as well.

    SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

  11. TRANSFER OF FIXED-DOLLAR ANNUITY VALUES TO ACQUIRE VARIABLE ANNUITY ACCUMULATION UNITS


    Where a Deferred Variable Annuity and a Fixed-Dollar Annuity have been issued on the same Contract, on any Contract Anniversary during the accumulation period of the Contract, the Contract Owner may have the unloaned cash value of his Fixed-Dollar Annuity transferred in whole or in part to his Variable Annuity to purchase Variable Annuity Accumulation Units at net asset value, without any sales or administrative deductions. However, any such partial transfer of cash value must be at least $500. (A similar privilege, but available four times in one contract year, permits transfer of Variable Annuity Accumulation Unit values to establish values under a Fixed-Dollar Annuity issued on the same Contract.)

  12.  CONTRACT LOANS

    While the Contract is in force, prior to the initial Annuity Payment Date or the death of the Variable Annuitant, The Franklin will make a contract loan on the sole security of the Contract.

    Upon receiving a request for a contract loan, The Franklin will convert Accumulation Units under the Contract to a fixed-dollar contract loan account in an amount necessary to provide a sufficient "loan value" for the proposed loan. The maximum amount which may be borrowed on a Contract (the "loan value") is that amount which, when added to any existing contract loan and interest on the total contract loan to the next Contract Anniversary, will equal what the Cash Value of the contract loan account would be on such anniversary. The Contract, except to the extent so converted, has no loan value and The Franklin will not make loans or arrange for the making of loans thereon.

    The Accumulation Units in the contract loan account do not participate in the investment experience of the Fund, but receive interest credits at the rate then paid by The Franklin upon Fixed-Dollar Annuity accumulations. At the current time, that rate is 4-1/2% per annum during the first five contract years, 4% per annum for the sixth through tenth contract years, and 3-1/2% per annum thereafter.

    Where the Contract Owner has both a Variable Annuity and a Fixed-Dollar Annuity under the same Contract, unless he otherwise indicates, a contract loan request will be considered a request for a loan on each annuity and will be allocated pro rata according to the loan values available under each annuity.

    Whenever the total contract loan is equal to or exceeds the Cash Value, the Contract shall terminate, but in no event shall such termination take effect until 31 days after notice shall have been mailed to the last known address of the Contract Owner and any known assignee.

    On Contracts currently being issued in South Carolina the interest rate on the principal of the contract loan is 7.4% per annum payable in advance to the end of the current Contract Year, and annually in advance thereafter. In all other states the rate is adjustable. This means that the rate may be changed each policy year, effective on the Contract Anniversary. The adjustable loan interest rate will be reflective of the rates then available to The Franklin for corporate bonds as indicated by the "Moody's Corporate Bond Yield Average." Interest not paid when due will be added to the principal of the loan and bear the same rate of interest. Upon a repayment of the contract loan prior to the date through which interest has been paid in advance, the Contract Owner will receive a pro rata credit for the unearned interest.

    It should be noted that the annual rate of interest charged on contract loans is in excess of the interest credited by The Franklin upon the contract loan account; thus, there is, in effect, a continuing net charge against the Contract Owner of the difference between the two rates while the contract loan is outstanding.

     The whole or any part of the contract loan may be repaid at any time while the Contract is in force prior to its maturity. Where variable Accumulation Units have been converted into a contract loan account prior to the making of a contract loan, repayments of the loan will result in the conversion of accumulation units under the contract loan account to variable Accumulation Units at net asset value without any sales or administration deduction, unless the Contract Owner elects that such conversion shall not take place. The Contract Owner has the power to designate whether a payment made by him or her is to be applied as a Stipulated Payment (within the limitations on Stipulated Payments set forth under "Annuity Payments," above, "Decrease by Contract Owner in Amount of Periodic Stipulated Payments; Increase by Contract Owner in Number of Periodic Stipulated Payments," above) or as a repayment in the contract loan account. In the case of payments by a Contract Owner having a contract loan outstanding which are not identified, The Franklin will make inquiry as to the intention of the Contract Owner.

    Contract loans will be treated as distributions that may be taxable. See "Federal Income Tax Status," below. Any Contract Owner contemplating obtaining a contract loan is advised to consult a qualified tax advisor concerning the possibly unfavorable federal income tax treatment of contract loan proceeds and interest payments with respect thereto.

C.  ANNUITY PERIOD

    1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

    (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

    A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

    (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

    The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

    Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

    2.  THE ANNUITY UNIT

    The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected on a variable basis.

    The value of the Annuity Unit as of July 1, 1971 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract.

    See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

    Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

    3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

    When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

    The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

    The tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

    The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," immediately below.

    Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

    4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

      The number of Annuity Units credited to a Contract on the initial Annuity Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

     5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

     In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for sales and administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and (2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

    Annuity Units are valued as of a Valuation Date not less than 10 days prior to the date of issue of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Date of Issue of the Contract, even though changes in those net asset values have occurred during that 10-day period.

    As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Date of Issue in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants).

    The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

    6.  ASSUMED NET INVESTMENT RATE

    The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                  INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

    The following are the fundamental investment policies of the Fund:

    (1) The primary objective of the Fund in making investments is long-term appreciation of capital. Occasional investment for the purpose of seeking short-term capital appreciation may also be made.

    (2) Realization of current investment return is a secondary objective, subordinate to the primary objective.

    (3) Any investment income and realized capital gains (net of any capital gains tax) will be retained and reinvested.

    (4) The Fund's policy is to be substantially fully invested. Generally, the Fund's investments will consist of equity securities, mainly common stocks. The purchase of common stocks may be made both in rising and declining markets. When it is determined, however, that investments of other types may be advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation, investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants.

    (5) Temporary investments may be made in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to fundamental restriction (3), below) and other similar securities, pending investment in the above mentioned securities.

    While The Franklin is obligated to make Annuity Payments in accordance with selected Settlement Options, the amount of the Annuity Payments is not guaranteed but is a variable amount. Since, historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation and growth in the economy, the Annuity Payments under a Variable Annuity should tend to conform more closely to changes in the cost of living and the level of the economy than payments under a Fixed-Dollar Annuity would do. However, there is no assurance that this objective can be attained. There have been times when the cost of living has increased while securities prices have decreased and times when the cost of living and the level of the economy have gone up or down with no direct correlation to the value of securities in general or to any particular type or class of securities. The value of investments held in the Fund will fluctuate daily and is subject to the risk of changing economic conditions as well as the risks inherent in the ability of management to anticipate changes in those conditions. The value of investments in common stock has historically fluctuated more greatly than the value of investments in securities such as bonds, debentures, notes, other evidences of indebtedness, preferred stock and certificates of deposit, and hence investments in common stocks offer greater opportunities for appreciation and greater risk of depreciation. There is no assurance that the Cash Value of the Contract during the years prior to the Variable Annuitant's retirement or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments on the Contract.

    The investment policies of the Fund include a provision that investments may be made in securities other than common stocks if they are advantageous in reaching the Fund's objectives, on the basis of combined considerations of risk, income and appreciation. No assurance can be given, however, that investment in such other securities will accomplish such objectives.
Investments may be made in bonds, debentures, notes or other evidences of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities, and may also be made in corporate preferred stock or in certificates of deposit, or funds may be retained in cash. Such debt securities may, or may not, be convertible into stock or be accompanied by stock purchase options or warrants. Funds may also be temporarily invested in United States Government securities, certificates of deposit, short-term corporate debt securities (subject to certain restrictions) and other similar securities, pending long-term investment. Although debt securities and preferred stocks of the type in which the Fund would invest are generally considered to present less risk than common stocks, the value of such securities is subject to market fluctuations as a result of money market rates, the demand for such securities and factors relating to the individual issuers of such securities. In the event the Fund invests in such securities, such factors may limit the ability of the Fund to convert such securities to cash and reinvest in other types of securities. Historically, the Fund has not invested significant amounts in debt securities or preferred stocks except for short-term investments in debt securities pending ultimate long-term application of funds for investment purposes.

     The following are the fundamental investment restrictions applicable to the
Fund:

     (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets will be invested in any one industry or group of related industries.

     (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3) immediately below.

     (3) The Fund will not borrow money except for temporary or emergency purposes from banks, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets.

     (4) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

     (5) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of readily marketable interests in real estate investment trusts or similar securities, which may be deemed to represent indirect interests in real estate.

     (6) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire privately placed corporate debt securities of a type customarily purchased by institutional investors. Such securities, if required to be registered under the Securities Act of 1933 prior to public distribution, will be included in the 10% limitation specified in fundamental restriction (4), above. The foregoing does not restrict the purchase by the Fund of a portion of an issue of publicly distributed bonds, debentures or other securities, whether or not the purchase is made upon the original issuance of such securities.

     (7) The Fund will not engage in the purchase or sale of commodities or commodity contracts.

     (8) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

     (9) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

     The fundamental investment policies and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the policies or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

     The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

     (10) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

     (11) The Fund will not invest in companies for the purpose of exercising control or management.

     (12) The Fund will not invest in the securities of other investment companies.

     (13) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

     (14)  The Fund will not make short sales of securities.

     (15) The Fund will not invest in corporate debt (other than commercial paper) or preferred stock that is rated lower than one of the three top grades by Moody's Investors Services, Inc. or Standard & Poor's Corporation and the Fund will not invest in commercial paper rated lower than one of the two top grades by such rating agencies.

                             FEDERAL INCOME TAX STATUS

INTRODUCTION

     The Contracts are designed for retirement planning for individuals. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

     The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

     Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

     Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS

     Payments received under a Contract are subject to tax under Code Section
72. Under the Code, an increase in the value of the Contract Owner's Contract ordinarily is not taxable to the Contract Owner until received by him or her as annuity payments, a lump sum or a partial redemption. A special rule, however, applies to certain annuity contracts held by a person (such as a corporation or partnership) who is not a natural person. With respect to contributions (i.e., Stipulated Payments) made after February 28, 1986 to a Contract held by a non-natural person, the Contract is not treated as an "annuity contract" for certain federal income tax purposes and the income on the Contract for any taxable year allocable to such contributions is treated as ordinary income taxable to the Contract Owner during such year. This special rule, however, does not apply to any annuity contract which, among other exceptions: (1) is an immediate annuity that is purchased with a single premium or annuity consideration, that has an annuity starting date commencing no later than one year from the date of the purchase of the Contract and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period; (2) is acquired by the estate of a decedent by reason of the decedent's death; or (3) is held by a trust or other entity as an agent for a natural person. Non-natural persons now holding or contemplating the future purchase of a Contract are advised to consult a qualified tax advisor concerning the tax consequences of such holding or purchase.

     If payments under a Contract are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

     A payment received on account of a partial redemption of an annuity contract generally is taxable as ordinary income in whole or part. Also, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, (ii) a contract loan is obtained or (iii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged, borrowed or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982. Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a partial withdrawal, assignment, pledge, contract loan or contract transfer.

     In addition, under a provision of federal tax law effective for annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with certain qualified plans and trusts (including Individual Retirement Annuities) accorded special treatment under the Code) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for the purpose of determining the amount of any distribution not in the form of an annuity that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts.
It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. In particular, it is not clear if or how this rule applies to Immediate Variable Annuities or "split" annuity arrangements. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

     Further, in general, in the case of a payment received under a Contract, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59-1/2; (ii) allocable to investments in the Contract before August 14, 1982; (iii) made on or after the death of the Contract Owner (or when the Contract Owner is not an individual, the death of the Variable Annuitant); (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

     A Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributableto such Contract are not, in accordance with Code Section 817(h) and the Treasury regulations thereunder, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no guidance has been issued.

     The ownership rights under the Contract are similar to, but different in certain respects from those described by the Internal Revenue Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Fund. In addition, The Franklin does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Franklin therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Fund.

     In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires the Contracts to provide that (a) if any Contract Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Contract Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Contract Owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

     The Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Franklin intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

FUTURE LEGISLATION

     Although the likelihood of legislative change is uncertain, there is always the possiblity that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

INCOME TAX WITHHOLDING

     Withholding of federal income tax is generally required from distributions from the Contracts to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts" immediately above, regarding the taxation of Distributions.
However, except in the case of certain payments delivered outside the United States or any possession of the United States, no withholding is required from any Distribution if the payee properly elects, in accordance with prescribed procedures, not to have withholding apply.

     In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution depends on the type of payment being made. Generally, in the case of periodic payments, the amount to be withheld from each payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of most other Distributions, including partial redemptions and lump sum payments, the amount to be withheld is equal to 10% of the amount of the Distribution.

                                     MANAGEMENT

     The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund A, a separate account of The Franklin having investment objectives similar to the Fund but the assets of which are held solely with respect to Variable Annuity Contracts used in accordance with certain qualified plans and trusts or individual retirement annuities accorded special tax treatment under the Code, and of Franklin Life Money Market Variable Annuity Fund C, a separate account of The Franklin having investments in money market securities.

     The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                   VOTING RIGHTS

     All Contract Owners will have the right to vote upon:

     (1) The initial approval of any investment management agreement and any amendment thereto.

     (2)  Ratification of an independent auditor for the Fund.

     (3) Any change in the fundamental investment policies or fundamental investment restrictions of the Fund.

     (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

     (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

     (6)  Any other matter submitted to them by the Board of Managers.

     The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

     Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

     The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services ("Franklin Financial") Corporation serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

     The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 4% of such Stipulated Payments.

                                  STATE REGULATION

     As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

     In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

     For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                 REPORTS TO OWNERS

     The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                FUNDAMENTAL CHANGES

     Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

     The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund A ("Fund A") and Franklin Life Money Market Variable Annuity Fund C ("Fund C"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization (the "Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund A and Fund C will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund A and Fund C contract owners will continue as interests in the restructured Fund); and (iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

     Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of that Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                YEAR 2000 TRANSITION

      Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                 LEGAL PROCEEDINGS

      In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                               REGISTRATION STATEMENT

     A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          OTHER VARIABLE ANNUITY CONTRACTS

     The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby.

              TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                        PAGE IN STATEMENT OF
                                                       ADDITIONAL INFORMATION
-----------------------------------------------------------------------------
General Information...................................             2
Investment Objectives.................................             2
Management............................................             3
Investment Advisory and Other Services................             4
Distribution of The Contracts.........................             6
Portfolio Turnover and Brokerage......................             7
Safekeeper of Securities..............................             7
Legal Matters.........................................             8
Experts...............................................             8
Index to Financial Statements.........................            F-1

PROSPECTUS

FRANKLIN LIFE
VARIABLE ANNUITY FUND B

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
(NOT FOR USE IN CONNECTION WITH
QUALIFIED TRUSTS OR PLANS)

ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                          Complete and return this form to:

The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591

Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Variable Annuity Fund B.

________________________________________________________________________________
                                      (Name)

________________________________________________________________________________
                                     (Street)

________________________________________________________________________________
(City)                                (State)                      (Zip Code)

                                        APPENDIX D

                    FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                                        PROSPECTUS

                              FRANKLIN LIFE MONEY MARKET
                               VARIABLE ANNUITY FUND C


PROSPECTUS                    INDIVIDUAL VARIABLE ANNUITY CONTRACTS





                                   #1 Franklin Square
                                   Springfield, Illinois 62713
                                   Telephone (800) 528-2011



  THIS PROSPECTUS DESCRIBES INDIVIDUAL IMMEDIATE AND DEFERRED VARIABLE ANNUITY CONTRACTS FOR USE AS INDIVIDUAL RETIREMENT ANNUITIES OR IN CONNECTION WITH TRUSTS AND RETIREMENT OR DEFERRED COMPENSATION PLANS WHICH MAY OR MAY NOT QUALIFY FOR SPECIAL FEDERAL TAX TREATMENT UNDER THE INTERNAL REVENUE CODE (SEE "FEDERAL INCOME TAX STATUS'' BELOW FOR MORE INFORMATION). THE BASIC PURPOSE OF THE VARIABLE CONTRACTS IS TO PROVIDE ANNUITY PAYMENTS WHICH WILL VARY WITH THE INVESTMENT PERFORMANCE OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C (THE "FUND''). THE FUND NO LONGER OFFERS NEW CONTRACTS.

  THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS LONG-TERM COMPOUNDING OF INCOME THROUGH RETENTION AND REINVESTMENT OF INCOME FROM INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM MONEY MARKET SECURITIES YIELDING A HIGH LEVEL OF CURRENT INCOME TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THERE IS NO ASSURANCE THAT THIS OBJECTIVE WILL BE ATTAINED.

  THIS PROSPECTUS SETS FORTH INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING AND SHOULD BE KEPT FOR FUTURE REFERENCE. ADDITIONAL INFORMATION ABOUT THE FUND AND THE FRANKLIN IS CONTAINED IN A STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 30, 1998, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN OR ORAL REQUEST. A STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED FROM THE FRANKLIN BY WRITING TO THE ADDRESS (ATTENTION: BOX 1018) OR CALLING THE TELEPHONE NUMBER (EXTENSION 2591) SET FORTH ABOVE OR BY RETURNING THE REQUEST FORM ON THE BACK COVER OF THIS PROSPECTUS. CERTAIN INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED HEREIN BY REFERENCE. THE TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION IS SET FORTH ON PAGE 41 OF THIS PROSPECTUS.

             AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED
                           BY THE UNITED STATES GOVERNMENT.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
              EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
             ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                        TO THE CONTRARY IS A CRIMINAL OFFENSE.


                    THE DATE OF THIS PROSPECTUS IS APRIL 30, 1998.

                                  TABLE OF CONTENTS


                                                                            Page
Special Terms. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
Table of Deductions and Charges. . . . . . . . . . . . . . . . . . . . . .    5
Summary .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Per-Unit Income and Changes in Accumulation Unit Value . . . . . . . . . .    9
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
Description of the Separate Account. . . . . . . . . . . . . . . . . . . .   11
Deductions and Charges Under the Contracts . . . . . . . . . . . . . . . .   11
     A.   Administration Deductions. . . . . . . . . . . . . . . . . . . .   11
     B.   Premium Taxes. . . . . . . . . . . . . . . . . . . . . . . . . .   12
     C.   Mortality and Expense Risk Charge. . . . . . . . . . . . . . . .   12
     D.   Investment Management Service Charge . . . . . . . . . . . . . .   12
     E.   Contingent Deferred Sales Charge . . . . . . . . . . . . . . . .   12
     F.   Transfers to Other Contracts . . . . . . . . . . . . . . . . . .   13
     G.   Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . .   14
The Contracts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     A.   General. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     B.   Deferred Variable Annuity Accumulation Period. . . . . . . . . .   16
     C.   Annuity Period . . . . . . . . . . . . . . . . . . . . . . . . .   23
Investment Policies and Restrictions of the Fund . . . . . . . . . . . . .   25
Federal Income Tax Status. . . . . . . . . . . . . . . . . . . . . . . . .   31
     Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     The Franklin. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
     The Contracts: Qualified Plans. . . . . . . . . . . . . . . . . . . .   31
     A.   Qualified Pension, Profit-Sharing and Annuity Plans. . . . . . .   32
     B.   H. R. 10 Plans (Self-Employed Individuals) . . . . . . . . . . .   32
     C.   Section 403(b) Annuities . . . . . . . . . . . . . . . . . . . .   32
     D.   Individual Retirement Annuities. . . . . . . . . . . . . . . . .   33
     The Contracts: Non-Qualified Plans. . . . . . . . . . . . . . . . . .   34
     Required Distributions. . . . . . . . . . . . . . . . . . . . . . . .   35
     Aggregation of Contracts. . . . . . . . . . . . . . . . . . . . . . .   35
     Future Legislation. . . . . . . . . . . . . . . . . . . . . . . . . .   36
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . . . .   36
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   37
Distribution of the Contracts. . . . . . . . . . . . . . . . . . . . . . .   38
State Regulation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Reports to Owners. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   38
Fundamental Changes. . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Year 2000 Transition . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   39
Registration Statement . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Other Variable Annuity Contracts; Effect of Non-Qualification. . . . . . .   40
Yield Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   40
Table of Contents of Statement of Additional Information . . . . . . . . .   41
Appendix. . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   42

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON HAS BEEN AUTHORIZED BY THE FRANKLIN LIFE INSURANCE COMPANY, FRANKLIN FINANCIAL SERVICES CORPORATION OR FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN ANY AUTHORIZED SUPPLEMENTAL SALES MATERIAL.

                                    SPECIAL TERMS


The following is a glossary of certain terms used in this Prospectus:

ACCUMULATION UNIT-A measure used to determine the value of a Contract Owner's interest in the Fund prior to the initial Annuity Payment Date.

ANNUITY PAYMENT DATE-The date the first monthly Annuity Payment is to be made to the Variable Annuitant, and the same day of each month thereafter so long as the annuity is due. Depending on the Settlement Option elected, Annuity Payment Dates may occur on a periodic basis other than monthly.

ANNUITY PAYMENTS-Periodic payments made to a Variable Annuitant pursuant to a Contract. In certain circumstances, Annuity Payments may be paid to a Beneficiary after the death of a Variable Annuitant.

ANNUITY UNIT-A measure used to determine the value of Annuity Payments after the first.

BANK DRAFT-A draft preauthorized by the Contract Owner and a bank of his or her selection in the amount of a periodic Stipulated Payment, which, at the time each periodic Stipulated Payment is due, is submitted by The Franklin directly to such bank for payment.

BENEFICIARY-The person or persons designated by the Contract Owner to whom any payment due on death is payable.

CASH VALUE-The value of all Accumulation Units or Annuity Units attributable to a Contract.

CODE-The Internal Revenue Code of 1986, as amended.

CONTRACT-An individual variable annuity contract issued by Franklin Life Money Market Variable Annuity Fund C that is offered by this Prospectus.

CONTRACT ANNIVERSARY-An anniversary of the Effective Date of the Contract.

CONTRACT OWNER-Except in cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner is the individual Variable Annuitant to whom the Contract is issued. In cases where the Contract is issued to a trustee of a qualified employees' trust or pursuant to a qualified annuity plan, the Contract Owner will be respectively the trustee or the employer establishing such trust or plan, and the employee named as the Variable Annuitant of such Contract is referred to herein as the employee. When the term "Contract Owner" is used in the context of voting rights, it includes the owners of all contracts which depend in whole or in part on the investment performance of the Fund.

CONTRACT YEAR-Each year starting with the Effective Date and each Contract Anniversary thereafter.

DEFERRED VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence at some future date. Included are periodic payment deferred contracts and single payment deferred contracts.

EFFECTIVE DATE-The date shown on the Schedule Page of the Contract as the date the first Contract Year begins.

FIXED-DOLLAR ANNUITY-An annuity contract which provides for Annuity Payments which remain fixed as to dollar amount throughout the Annuity Payment period.

HOME OFFICE-The Home Office of The Franklin located at #1 Franklin Square, Springfield, Illinois 62713.

IMMEDIATE VARIABLE ANNUITY-An annuity contract which provides for Annuity Payments to commence immediately rather than at some future date.

INDIVIDUAL RETIREMENT ANNUITY-An annuity contract described in Section 408(b) of the Code. Individual Retirement Annuities may also qualify as Simplified Employee Pensions.

NON-QUALIFIED CONTRACTS-Contracts issued under Non-Qualified Plans.

NON-QUALIFIED PLANS-Retirement or deferred compensation plans or arrangements which do not receive favorable tax treatment under the Code.

PERIODIC STIPULATED PAYMENT CONTRACT-An annuity contract which provides that payments made to purchase the contract will be made in periodic instalments rather than in a single sum.

QUALIFIED CONTRACTS-Contracts issued under Qualified Plans.

QUALIFIED PLANS-Retirement plans which receive favorable tax treatment under the Code and which are described on page 10, below.

ROLLOVER CONTRIBUTION-A transfer pursuant to Sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.

SETTLEMENT OPTION OR OPTIONS-Alternative terms under which payment of the amounts due in settlement of the Contracts may be received.

SIMPLIFIED EMPLOYEE PENSION-An Individual Retirement Annuity which meets the additional requirements of Section 408(k) of the Code.

SINGLE STIPULATED PAYMENT CONTRACT-An annuity contract which provides that the total payment to purchase the contract will be made in a single sum rather than in periodic instalments. Included are single payment immediate contracts and single payment deferred contracts.

STIPULATED PAYMENTS-The payment or payments provided to be made to The Franklin under a Contract.

THE FRANKLIN-The Franklin Life Insurance Company, an Illinois legal reserve stock life insurance company.

VALUATION DATE-Each date as of which the Accumulation Unit value is determined. This value is determined on each day (other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund) in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, as of the close of trading on that day.

VALUATION PERIOD-The period commencing on a Valuation Date and ending on the next Valuation Date.

VARIABLE ANNUITANT-Any natural person with respect to whom a Contract has been issued and a Variable Annuity has been, will be or (but for death) would have been effected thereunder. In certain circumstances, a Variable Annuitant may elect to receive Annuity Payments on a fixed-basis or a combination of a fixed and variable basis.

VARIABLE ANNUITY-An annuity contract which provides for a series of periodic annuity payments, the amounts of which may increase or decrease as a result of the investment experience of a separate account.

                           TABLE OF DEDUCTIONS AND CHARGES

Contract Owner Transaction Expenses

     Deferred Sales Load (as a percentage of the lesser of (i) the Cash Value of the part of the Contract surrendered or (ii) the Stipulated Payments made during the immediately preceding 72 months represented by the part of the Contract surrendered (or the Stipulated Payment in the case of a Single Stipulated Payment Contract))

                                  Contract          Total           Partial
                                    Year          Redemption       Redemption
                                    ----          ----------       ----------
 Single Stipulated Payment           1              6.00%            6.00%
 Contract                            2              6.00%            6.00%
                                     3              4.00%            4.00%
                                     4              2.00%            4.00%
                                   5 and            0.00%            4.00%
                                 thereafter
 Periodic Stipulated Payment         1              8.00%            8.00%
 Contract                            2              8.00%            8.00%
                                     3              8.00%            8.00%
                                     4              6.00%            6.00%
                                     5              4.00%            4.00%
                                     6              2.00%            4.00%
                                   7 and            0.00%            4.00%
                                 thereafter

  Administration Fee (as a charge against purchase payments)

Single Stipulated Payment Contract           $100

Periodic Stipulated Payment Contract         $20 per Contract Year plus $1 per
                                             Stipulated Payment ($.50 if by Bank
                                             Draft or by employer or military
                                             preauthorized automatic deduction)
Annual Expenses
(as a percentage of average net assets)

  Management Fees                            0.38%

  Mortality and Expense Risk Fees
    Mortality Fees                           0.90%
    Expense Risk Fees                        0.17%
                                             -----
  Total Annual Expenses                      1.45%
                                             -----

Example

If you surrender your contract at the end of the
applicable time period:                                         1 year      3 years      5 years        10 years
  You would pay the following expenses on a
  $1,000 investment, assuming 5% annual
  return on assets:

Single Stipulated Payment Contract                               $  169     $  181        $  171         $  255

Periodic Stipulated Payment Contracts:                           $  181     $  191        $  221         $  359

If you do not surrender your contract:                           1 year     3 years       5 years        10 years

You would pay the following expenses
on a $1,000 investment, assuming 5%
annual return on assets:

Single Stipulated Payment Contract                               $  113     $  141        $  171         $  255

Periodic Stipulated Payment Contracts:                           $    36    $  106        $  177         $  359


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


   The Table of Deductions and Charges is intended to assist Contract Owners in understanding the various fees and expenses that they bear directly or indirectly. Additional deductions may be made from Stipulated Payments for any premium taxes payable by The Franklin on the consideration received from the sale of the Contracts. See "Premium Taxes," below. For a more detailed description of such fees and expenses, see "Deductions and Charges under the Contracts," below. The example assumes that a single Stipulated Payment of $1,000 is made at the beginning of the periods shown. (It should be noted that The Franklin will not actually issue a Single Stipulated Payment Contract unless the single payment is at least $2,500.) This assumption applies even with respect to Periodic Stipulated Payment Contracts, which would normally require additional payments. The example also assumes a constant investment return of 5% and the expenses might be different if the return of the Fund averaged 5% over the periods shown but fluctuated during such periods. The amounts shown in the example represent the aggregate amounts that would be paid over the life of a Contract if the Contract were surrendered at the end of the applicable time periods.

--------------------------------------------------------------------------------
                                       SUMMARY

THE CONTRACTS

   The individual variable annuity contracts (the "Contracts") being offered by this Prospectus are for use as Individual Retirement Annuities or in connection with trusts and retirement or deferred compensation plans which may or may not qualify for special tax treatment under the Code. See "Federal Income Tax Status," below. The basic purpose of the Contracts is to provide Annuity Payments which will vary with the investment performance of Franklin Life Money Market Variable Annuity Fund C (the "Fund"). The Contracts provide Annuity Payments for life commencing on an initial Annuity Payment Date selected by the Contract Owner; other Settlement Options are provided. See "Introduction," and "The Contracts," below. At any time within 10 days after receipt of a Contract, the Contract Owner may return the Contract and receive a refund of any premium paid on the Contract. See "Right to Revocation of Contract," below.

THE FUND AND ITS INVESTMENT OBJECTIVES

   The Fund is an open-end diversified management investment company. The primary investment objective of the Fund is long-term compounding of income through retention and reinvestment of income from investments in a diversified portfolio of short-term money market securities, yielding a high level of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that this objective will be attained. In keeping with the primary investment objective of investing in short-term money market securities, at least 80% of the Fund's portfolio will be invested in securities with maturities or remaining maturities of one year or less and not more than 20% will be invested in securities with maturities or remaining maturities of between one and two years. While preservation of capital is a primary investment objective of the Fund and the money market securities in which the Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is the risk of the failure of issuers to meet their principal and interest obligations. Commercial paper generally carries the highest risk of money market securities. The Fund may invest in Eurodollar C.D.'s and in securities issued by the Government of Canada and Canadian banks, which involve certain risks relating to marketability, possible adverse political and economic developments and possible restrictions on international currency transactions. See "Investment Policies and Restrictions of the Fund," below.

SPECIAL INVESTMENT CONSTRAINTS

   It is anticipated that the combination of the restrictions on the amount that the Fund may invest in the securities of any one issuer and the relatively small and decreasing size of the Fund's assets will make it more difficult for the Fund's investment adviser to secure appropriate commercial paper investments, which have historically constituted a substantial portion of the Fund's investments. It is possible that the shrinking pool of commercial paper investments available to the Fund due to its size may impair the future investment performance of the Fund. See "Investment Policies and Restrictions of the Fund - Special Investment Constraints," below.

INVESTMENT ADVISER; PRINCIPAL UNDERWRITER

   The Franklin Life Insurance Company ("The Franklin"), an Illinois legal reserve stock life insurance company, acts as investment adviser to the Fund. The Franklin is engaged in the writing of ordinary life policies, annuities and income protection policies. Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin, is the principal underwriter for the Fund. The Franklin is an indirect wholly-owned subsidiary of American General Corporation. See "Investment Management Service Charge," and "Distribution of the Contracts," below.

DEDUCTIONS AND CHARGES

   The deductions and charges applicable to a Contract are illustrated in the Table of Deductions and Charges that appears immediately before this summary. There are no deductions for sales charges made from Stipulated Payments under the Contracts. However, a contingent deferred sales charge, applied against the lesser of the Cash Value or Stipulated Payments made during the immediately preceding 72 months, is deducted in the event of certain redemptions. In the case of Periodic Stipulated Payment Contracts, such charges for total redemptions start at 8% for the first three Contract Years and then decline by 2% increments per year through the sixth Contract Year, with no such charge being imposed after the end of the sixth Contract Year. In the case of Single Stipulated Payment Contracts, such charges for total redemptions start at 6% for the first two Contract Years and then decline by 2% increments per year through the fourth Contract Year, with no such charge being imposed after the end of the fourth Contract Year. The contingent deferred sales charges applied to partial redemptions are identical to those applied to total redemptions, except that such charges remain at a constant 4% subsequent to the fifth Contract Year in the case of Periodic Stipulated Payment Contracts, and the third Contract Year in the case of Single Stipulated Payment

--------------------------------------------------------------------------------

Contracts. Contingent deferred sales charges are waived in the case of partial redemptions of an amount in any 12-month period up to 10% of Cash Value as of the date of the first partial redemption during such 12-month period, death of the Variable Annuitant and where proceeds of a total redemption are used to purchase another Variable Annuity, Fixed-Dollar Annuity or life insurance contract issued by The Franklin. See "Contingent Deferred Sales Charge," "Redemption," and "Transfers to Other Contracts," below.

   A deduction of $20 per Contract Year (subject to increase by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation) in the case of Periodic Stipulated Payment Contracts, and a one-time deduction of $100 in the case of Single Stipulated Payment Contracts, is made from Stipulated Payments for administrative expenses. Any applicable state or local premium taxes on the Stipulated Payments (currently up to 5%) are also deducted from the single or periodic Stipulated Payments. The amount remaining after all such deductions and fees is allocated to the Fund. See "Redemption," "Administration Deductions," "Contingent Deferred Sales Charge," and "Premium Taxes," below.

   The charges for annuity rate and mortality assurances, expense assurances and investment management services currently aggregate 1.440% on an annual basis and are made daily against the net asset value of the Fund. These charges consist of
 .900% for The Franklin's assurance of annuity rates or mortality factors, .165% (subject to increase by The Franklin up to a maximum of .850%) for The Franklin's assurances of expense factors, and .375% (subject to increase by The Franklin up to a maximum of .500%) for investment management services by The Franklin. See "Mortality and Expense Risk Charge," and "Investment Management Service Charge," below.

MINIMUM PERMITTED INVESTMENT

   Subject to limited exceptions, the minimum single Stipulated Payment is $2,500. The minimum Periodic Stipulated Payment Contract sold is one under which the periodic Stipulated Payment is $30 ($360 on an annual basis). See "Purchase Limits," below.

NEW CONTRACTS NO LONGER BEING ISSUED

   The Fund no longer issues new Contracts.

REDEMPTION

   A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the Contract's initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan and subject to limitations on early withdrawals imposed in connection with Section 403(b) annuity purchase plans (see "Federal Income Tax Status," below), redeem all or part of the Contract and receive the Cash Value (equal to the number of Accumulation Units credited to the part of the Contract redeemed times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received) less any applicable contingent deferred sales charge, unpaid administration deductions, and federal income tax withholding. Partial redemptions must be in amounts not less than $500. For information as to Accumulation Units, see "Value of the Accumulation Unit," below. Subject to certain limitations, the Contract Owner may elect to have all or a portion of the amount due upon a total redemption of a Contract applied under certain Settlement Options or applied toward the purchase of other annuity or insurance products offered by The Franklin. Federal tax penalties may apply to certain redemptions. See "Redemption," "Contingent Deferred Sales Charge," "Transfers to and from Other Contracts," "Settlement Options," and "Federal Income Tax Status," below.

TERMINATION BY THE FRANKLIN

   The Franklin reserves the right to terminate Contracts if Stipulated Payments are less than $360 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value less any surrender charge is less than $500 at the end of such three-year period. Different termination provisions apply in the case of Individual Retirement Annuities. See "Termination by The Franklin," below.

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)

     The financial information in this table for each of the three years in the period ended December 31, 1997 has been audited by Ernst & Young LLP, independent auditors. The financial information in this table for each of the two years in the period ended December 31, 1994 was audited by Coopers & Lybrand L.L.P., independent accountants. This table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.

                                                                   YEAR ENDED DECEMBER 31
                              1997      1996      1995       1994      1993      1992     1991      1990      1989      1988
--------------------------------------------------------------------------------------------------------------------------------
Investment income           $ 1.204   $ 1.162   $ 1.203   $  .846   $  .617   $  .746   $ 1.140   $ 1.501   $ 1.542   $ 1.186
Expenses                       .337      .326      .309      .303      .294      .286      .278      .265      .244      .230
--------------------------------------------------------------------------------------------------------------------------------
Net investment income          .867      .836      .894      .543      .323      .460      .862     1.236     1.298      .956
Net increase in accumulation
  unit value                   .867      .836      .894      .543      .323      .460      .862     1.236     1.298      .956
Acumulation unit value:
  Beginning of year          22.866    22.030    21.136    20.593    20.270    19.819    18.948    17.712    16.414    15.458
  End of year               $23.733   $22.866   $22.030   $21.136   $20.593   $20.270   $19.810   $18.948   $17.712   $16.414
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Ratio of expenses to average
  net assets                  1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%     1.44%
Ratio of net investment
  income to average
  net assets                  3.73%     3.71%     4.17%     2.58%     1.58%     2.32%     4.46%     6.71%     7.65%     5.98%
Number of accumulation
  units outstanding
  at end of year             80,944    87,386   104,641   132,646   159,929   210,310   247,150   270,271   307,850   362,718
--------------------------------------------------------------------------------------------------------------------------------

                                 FINANCIAL STATEMENTS

   The financial statements for the Fund and The Franklin and the reports of the independent auditors and accountants for the Fund and The Franklin are included in the Statement of Additional Information.

                                     INTRODUCTION

                  FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                   INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE FRANKLIN LIFE INSURANCE COMPANY

   The Qualified and Non-Qualified Contracts offered by this Prospectus are designed primarily to assist in retirement planning for individuals. The Contracts provide Annuity Payments for life commencing on a selected Annuity Payment Date; other Settlement Options are available. The amount of the Annuity Payments will vary with the investment performance of the assets of the Fund, a separate account which has been established by The Franklin under Illinois insurance law. For the primary investment objective of the Fund, see "Investment Policies and Restrictions of the Fund," below.

   The Qualified Contracts described in this Prospectus will not knowingly be sold other than for use:

   (1) in connection with qualified employee pension and profit-sharing trusts described in Section 401(a) and tax-exempt under Section 501(a) of the Code, and qualified annuity plans described in Section 403(a) of the Code;

   (2) in connection with qualified pension, profit-sharing and annuity plans established by self-employed persons ("H.R. 10 Plans");

   (3) in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code; or

   (4) as Individual Retirement Annuities described in Section 408(b) of the Code, including Simplified Employee Pensions described in Section 408(k) of the Code.

   Pursuant to this Prospectus, The Franklin offers two types of Qualified and Non-Qualified Contracts: those under which Annuity Payments to the Variable Annuitant commence immediately-"Immediate Variable Annuities"-and those under which Annuity Payments to the Variable Annuitant commence in the future-"Deferred Variable Annuities." Deferred Variable Annuities may be purchased either with periodic Stipulated Payments or with a single Stipulated Payment, while Immediate Variable Annuities may only be purchased with a single Stipulated Payment. Periodic Stipulated Payment Contracts are written to provide various agreed periods during which the Stipulated Payments are to be made, with a minimum of two years.

   The Franklin is a legal reserve stock life insurance company organized under the laws of the State of Illinois in 1884. The Franklin issues individual life insurance, annuity and accident and health insurance policies, group annuities and group life insurance and offers a variety of whole life, life, retirement income and level and decreasing term insurance plans. Its Home Office is located at #1 Franklin Square, Springfield, Illinois 62713.

   American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of the Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

   American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

   The discussion of Contract terms herein in many cases summarizes those terms. Reference is made to the full text of the Contract forms, which are filed with the Securities and Exchange Commission as exhibits to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940 of which this Prospectus is a part. The exercise of certain of the Qualified Contract rights herein described may be subject to the terms and conditions of any Qualified Plan under which such Qualified Contract may be purchased. This Prospectus contains no information concerning any such Qualified Plan. Further information relating to some Qualified Plans may be obtained from the disclosure documents required to be distributed to employees under the Employee Retirement Income Security Act of 1974.

                         DESCRIPTION OF THE SEPARATE ACCOUNT

   The Fund was established as a separate account on July 23, 1981 by resolution of the Board of Directors of The Franklin pursuant to the provisions of the Illinois Insurance Code. The Fund is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Such registration does not involve supervision of the management or investment practices or policies of the Fund or of The Franklin by the Commission. The Board of Managers of the Fund must be elected annually by Contract Owners. A majority of the members of the Board of Managers are persons who are not otherwise affiliated with The Franklin. See "Management," below. The Fund meets the definition of a "Separate Account" under the federal securities laws.

   Under the provisions of the Illinois Insurance Code: (i) the income, gains or losses of the Fund are credited to or charged against the amounts allocated to the Fund in accordance with the terms of the Contracts, without regard to the other income, gains or losses of The Franklin; and (ii) the assets of the Fund are not chargeable with liabilities arising out of The Franklin's other business activities, including liabilities of any other separate account which may be established. These assets are held with relation to the Contracts described in this Prospectus and such other Variable Annuity contracts as may be issued by The Franklin and designated by it as participating in the Fund. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of The Franklin. Accordingly, all of The Franklin's assets (except those allocated to other separate accounts which have been or may be established) are available to meet its obligations and expenses under the Contracts participating in the Fund.

   The Franklin is taxed as a "life insurance company" under the Code. The Fund is subject to tax as part of The Franklin for federal income tax purposes. However, the operations of the Fund are considered separately from the other operations of The Franklin in computing The Franklin's tax liability and the Fund is not affected by federal income taxes paid by The Franklin with respect to its other operations. The operations of the Fund are treated separately from the other operations of The Franklin for accounting and financial statement purposes. Under existing law, no federal income tax is payable by The Franklin on investment income and realized capital gains of the Fund. See "Federal Income Tax Status," below.

                      DEDUCTIONS AND CHARGES UNDER THE CONTRACTS

   The Franklin deducts the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the contingent deferred sales charge may not fully cover all of the sales and distribution expenses actually incurred by The Franklin, and proceeds from other charges, including the mortality and expense risk charge, may be used in part to cover such expenses.

A.  ADMINISTRATION DEDUCTIONS

   Deductions from Stipulated Payments will be made as follows for administrative expenses with respect to the Contracts and the Fund such as preparation of the Contracts, custodial and transfer fees, salaries, rent, postage, telephone and legal, accounting and periodic reporting fees:

   (1)  Under Single Stipulated Payment Contracts, a one-time deduction of $100.

   (2) Under Periodic Stipulated Payment Contracts, a deduction of $20 per Contract Year (subject to increase at any time by The Franklin to a maximum of $30 per Contract Year) and a transaction fee of $1.00 per Stipulated Payment ($.50 if by Bank Draft or by employer or military preauthorized automatic deduction from compensation).

   The above deductions for administrative expenses, and charges for mortality and expense risk assurances discussed under "Mortality and Expense Risk Charge," below, are made pursuant to an Administration Agreement dated December 3, 1981 between the Fund and The Franklin. The Administration Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

   The administration deductions are designed to cover the actual expenses of administering the Contracts and the Fund. The aggregate dollar amounts of the administration deductions for the fiscal years ended December 31, 1995, 1996 and 1997 were $1,060, $820 and $1,512, respectively.

B.  PREMIUM TAXES

   At the time any premium taxes are payable by The Franklin on the consideration received from the sale of the Contracts, the amount thereof will be deducted from the Stipulated Payments. Premium taxes ranging up to 5% are charged by various jurisdictions in which The Franklin is transacting business and in which it may, after appropriate qualification, offer Contracts.

C.  MORTALITY AND EXPENSE RISK CHARGE

   While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual expenses of the Contracts and the Fund over the maximum administration deductions provided for in the Contracts. The Franklin assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Variable Annuitant lives longer than expected (or the Variable Annuitants as a class do so) and also assumes the risk that the administration deductions may be insufficient to cover the actual expenses of the administration of the Contracts and of the Fund (except those expenses listed under "Investment Management Service Charge," immediately below, which the Fund will bear). The Franklin assumes these risks for the duration of the Contract and the annuity rate, mortality and expense risk deductions and charges set forth herein will not be increased beyond the stated maximum with respect thereto regardless of the actual mortality and expense experience. The mortality risk charge is imposed regardless of whether or not the payment option selected involves a life contingency.

   For assuming these risks, The Franklin imposes a daily charge against the value of the Accumulation Unit and the Annuity Unit. (For further information as to the Accumulation Unit and the Annuity Unit, see "Deferred Variable Annuity Accumulation Period" and "Annuity Period," below.) These charges are at the current combined annual rate of 1.065% (.002918% on a daily basis), of which
 .900% is for annuity rate and mortality assurances and .165% (subject to increase at any time by The Franklin up to a maximum of 1.750%) is for expense assurances. If the money collected from this charge is not needed, it will be to The Franklin's gain and may be used to cover contract distribution expenses.

   During 1995, 1996 and 1997, The Franklin earned and was paid $27,136, $23,215 and $20,938, respectively, by reason of these charges. Such charges during 1997 were equal to 1.065% of average net assets.

D.  INVESTMENT MANAGEMENT SERVICE CHARGE

   The Franklin acts as investment manager of the Fund. For acting as such, The Franklin makes a charge against the value of the Accumulation Unit and of the Annuity Unit at an annual rate of up to .500%. The Franklin has agreed to forego initially a portion of this charge and currently makes a charge against the value of the Accumulation Unit and of the Annuity Unit at the annual rate of
 .375% (.001027% on a daily basis). This charge may be increased up to .500% on an annual basis only upon at least 30 days' prior written notice to Contract Owners. The investment management services are rendered and the charge is made pursuant to an Investment Management Agreement executed and dated January 31, 1995, pursuant to approval by the Contract Owners at their annual meeting held on April 17, 1995, and renewal to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The Investment Management Agreement is described under "Investment Advisory and Other Services" in the Statement of Additional Information.

   During 1995, 1996 and 1997, The Franklin earned and was paid $9,551, $8,171 and $7,370, respectively, under the Investment Management Agreement then in effect.

E.  CONTINGENT DEFERRED SALES CHARGE

   There are no deductions for sales charges made from Stipulated Payments under the Contracts. However, commissions on the sale of the Contracts are paid by The Franklin to agents of Franklin Financial Services

Corporation pursuant to an Agreement dated December 3, 1981. See "Distribution of the Contracts" in the Statement of Additional Information. In addition, Franklin Financial Services Corporation incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement dated January 31, 1995. Because the Contracts are normally purchased for the long term, it is expected that these costs will be recovered over time. If, however, a Contract is totally or partially redeemed in certain circumstances prior to the initial Annuity Payment Date, a means is provided for Franklin Financial Services Corporation to recover sales expenses at that time.

   Upon redemption of a Periodic Stipulated Payment Contract, the charges determined as follows will be applied against the lesser of the Cash Value of the part of the Contract redeemed or the Stipulated Payments made during the immediately preceding 72 months represented by that part of the Contract redeemed:

                         Contract                Percentage Charge
                           Year         Total Redemption    Partial Redemption
--------------------------------------------------------------------------------
                             1                 8%                  8%
                             2                 8%                  8%
                             3                 8%                  8%
                             4                 6%                  6%
                             5                 4%                  4%
                             6                 2%                  4%
                    7 and thereafter           0%                  4%

   Upon redemption of a Single Stipulated Payment Contract, the charges determined as follows will be applied against the lesser of the Cash Value of the part of the Contract redeemed or the Stipulated Payment:

                         Contract                Percentage Charge
                           Year         Total Redemption    Partial Redemption
--------------------------------------------------------------------------------
                             1                 6%                  6%
                             2                 6%                  6%
                             3                 4%                  4%
                             4                 2%                  4%
                    5 and thereafter           0%                  4%

   The above charges are not, however, applied to distributions made upon the death of the Variable Annuitant, to partial redemption of an amount in any twelve-month period up to 10% of the Cash Value as of the date of the first partial redemption in such twelve-month period, or to certain transfers described below. Partial redemptions must be in amounts not less than $500.

   In no event will the total amount of contingent deferred sales charges paid under a Contract exceed 9% of total Stipulated Payments made under such Contract in the first twelve Contract Years (or such fewer Contract Years over which Stipulated Payments are made).

   The deferred sales charges were $108 during 1995. There were no deferred sales charges during 1996 and 1997. Franklin Financial Services Corportion paid no allowances to unaffiliated dealers in connection with the sale of the Contracts during 1995, 1996 and 1997.

F.  TRANSFERS TO OTHER CONTRACTS

     Subject to any limitations in a Qualified Plan, Contracts may be redeemed prior to the death of the Variable Annuitant and the initial Annuity Payment Date and the Cash Value (less the required amount of federal income tax withholding, if any) may be applied to the purchase of certain other Variable Annuities, Fixed-Dollar Annuities or life insurance contracts issued by The Franklin. Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, other separate accounts of The Franklin funding Variable Annuity contracts, no longer issue new contracts. If a Contract is fully redeemed and such Cash Value is immediately applied to the purchase of such other contracts, no contingent deferred sales charge for redeeming the Fund C Contract will apply. Any sales deductions under such other contracts will apply to amounts transferred as if such amounts were a single stipulated payment under such other contracts (however, total sales deductions on the transferred funds will in no instance exceed 9% of all Stipulated Payments made under the Fund C Contract with respect to such transferred funds); provided, however, that if such a transfer occurs after the sixth Contract Year in the case of Periodic Stipulated Payment Contracts or the fourth Contract Year in the case of Single Stipulated Payment Contracts, The Franklin will waive the sales deductions of such other contract with respect to such transferred funds.

   It is not clear whether gain or loss will be recognized for federal income tax purposes upon the redemption of a Fund C Contract, another annuity contract or life insurance contract issued by The Franklin for purposes of applying the redemption proceeds to the purchase of another contract issued by The Franklin. Federal tax penalties may also apply to such redemptions. Since the income and withholding tax consequences of such redemption and purchase depend on many factors, any person contemplating redemption of a Fund C Contract or another contract issued by The Franklin for purposes of purchasing a different contract issued by The Franklin (or any other contract) is advised to consult a qualified tax advisor prior to the time of redemption.

G.  MISCELLANEOUS

   The Fund's total expenses for 1997 were $28,308, or 1.44% of average net assets during 1997.

                                    THE CONTRACTS

A.  GENERAL

   Certain significant provisions of the Contracts and administrative practices of The Franklin with respect thereto are discussed in the following paragraphs.

   Contract Owner inquiries may be directed to the Equity Administration Department of The Franklin at the address or telephone number set forth on the cover of this Prospectus.

   1.  ANNUITY PAYMENTS

   Variable Annuity Payments are determined on the basis of (i) an annuity rate table specified in the Contract, and (ii) the investment performance of the Fund. In the case of Deferred Variable Annuity Contracts, the annuity rate table is set forth in the Contract (but see below). In the case of Immediate Variable Annuities, the table is that used by The Franklin on the date of issue of the Contract. The amount of the Annuity Payments will not be affected by mortality experience adverse to The Franklin or by an increase in The Franklin's expenses related to the Fund or the Contracts in excess of the expense deductions provided for in the Contracts. The Variable Annuitant under an annuity with a life contingency or one providing for a number of Annuity Payments certain will receive the value of a fixed number of Annuity Units each month, determined as of the initial Annuity Payment Date on the basis of the applicable annuity rate table and the then value of his or her account. The value of Annuity Units, and thus the amounts of the monthly Annuity Payments, will, however, reflect investment gains and losses and investment income occurring after the initial Annuity Payment Date, and thus the amount of the Annuity Payments will vary with the investment experience of the Fund. See "Annuity Period," below.

   Court decisions, particularly ARIZONA GOVERNING COMMITTEE v. NORRIS, have held that the use of gender-based mortality tables to determine benefits under an employer-related retirement or benefit plan may violate Title VII of the Civil Rights Act of 1964 ("Title VII"). These cases indicate that plans sponsored by employers subject to Title VII generally may not provide different benefits for similarly-situated men and women.

   The Contracts described in this Prospectus incorporate annuity rate tables which reflect the age and sex of the Variable Annuitant and the Settlement Option selected. Such sex-distinct tables continue to be appropriate for use, for example, under Contracts which are not purchased in connection with an "employer-related" plan subject to NORRIS (such as individual retirement annuities not sponsored by an employer). However, in order to enable subject employers to comply with NORRIS, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with "employer-related" plans. Persons contemplating purchase of a Contract, as well as current Contract Owners, should consult a legal advisor regarding the applicability and implications of NORRIS in connection with their purchase and ownership of a Contract.

   2. INCREASE OR DECREASE BY CONTRACT OWNER IN AMOUNT OR NUMBER OF PERIODIC STIPULATED PAYMENTS

   Stipulated Payments can be paid on an annual, semi-annual or quarterly schedule or, with The Franklin's consent, monthly. The first Stipulated Payment is due as of the date of issue and each subsequent Stipulated Payment is due on the first day following the interval covered by the next preceding Stipulated Payment and on the same date each month as the date of issue. The Contract Owner may increase the amount of a Stipulated Payment on an annualized basis under a Periodic Stipulated Payment Contract (except in the case of an Individual Retirement Annuity, which cannot be increased above the amounts described under "Purchase Limits," immediately below) up to an amount on an annualized basis equal to ten times the amount of the first Stipulated Payment on an annualized basis. Similarly, subject to the limitations described under "Purchase Limits," immediately below, the amount of a periodic Stipulated Payment may be decreased by the Contract Owner on any date a Stipulated Payment is due. Unless otherwise agreed to by The Franklin, the mode of Stipulated Payment may be changed only on a Contract Anniversary.

   The Contract Owner may continue making Stipulated Payments after the agreed number of Stipulated Payments has been made, but The Franklin will not accept Stipulated Payments after age 75. Submission of a Stipulated Payment in an amount different from that of the previous payment, subject to the aforesaid limits, will constitute notice of the election of the Contract Owner to make such change.

   3.  ASSIGNMENT OR PLEDGE

   A Qualified Contract may not be assigned by the Contract Owner except when issued to a trustee in connection with certain types of plans designed to qualify under Section 401 of the Code or when made pursuant to a qualified domestic relations order rendered by a state court in satisfaction of family support obligations. In general, a pledge or assignment made with respect to certain Qualified Contracts may, depending on such factors as the amount pledged or assigned, be treated as a taxable distribution. See "Individual Retirement Annuities," below, for special rules applicable thereto. Moreover, in certain instances, pledges or assignments of a Qualified Contract may result in the imposition of certain tax penalties. See generally "The Contracts: Qualified Plans," below.

   A Non-Qualified Contract may be assigned by the Contract Owner or pledged by him or her as collateral security as provided in the Non-Qualified Contract. Assignments or pledges of a Non-Qualified Contract will be treated as distributions that may be taxable. Moreover, in certain instances, pledges or assignments of a Non-Qualified Contract may result in the imposition of certain tax penalties. See "The Contracts: Non-Qualified Plans," below.

   Persons contemplating the assignment or pledge of a Qualified Contract or a Non-Qualified Contract are advised to consult a qualified tax advisor concerning the federal income tax consequences thereof.

   4.  PURCHASE LIMITS

   No periodic Stipulated Payment may be less than $30 ($360 on an annual basis). No single Stipulated Payment may be less than $2,500, except that in the case of a deferred Single Stipulated Payment Contract to be used as an Individual Retirement Annuity funded with a Rollover Contribution, the total Stipulated Payment applicable to the Variable Annuity, prior to administration deductions, must be at least $1,000 unless with consent of The Franklin a smaller single Stipulated Payment is permitted. In the case of a Qualified Contract issued for use as an Individual Retirement Annuity, annual premium payments may not, in general, exceed $2,000. However, if the Individual Retirement Annuity is a Simplified Employee Pension, annual premium payments may not exceed $30,000. Single Stipulated Payment Contracts are not available as Individual Retirement Annuities except for those funded with Rollover Contributions and except for those to be used as Simplified Employee Pensions.

   5.  TERMINATION BY THE FRANKLIN

   The Franklin reserves the right to terminate any Contract, other than a Contract issued for use as an Individual Retirement Annuity, if total Stipulated Payments paid are less than $360 in each of three consecutive Contract Years (excluding the first Contract Year) and if the Cash Value less any surrender charge is less than $500 at the end of such three-year period. The Franklin must give 31 days' notice by mail to the Contract Owner of such termination. The Franklin will not exercise any right to terminate such Contract if the value of the Contract declines to less than $500 as a result of a decline in the market value of the securities held by the Fund.

   The Franklin reserves the right to terminate any Contract issued for use as an Individual Retirement Annuity if no Stipulated Payments have been received for any two Contract Years and if the first monthly Annuity Payment, determined at the initial Annuity Payment Date, arising from the Stipulated Payments received prior to such two-year period would be less than $20.

   Upon termination as described above, The Franklin will pay to the Contract Owner the Cash Value of the Contract, less any unpaid administration deductions. For certain tax consequences upon such payment, see "Federal Income Tax
Status," below.

   6.  RIGHT TO REVOCATION OF CONTRACT

   A Contract Owner has the right to revoke the purchase of a Contract within 10 days after receipt of the Contract, and upon such revocation will be entitled to a return of the entire amount paid. The request for revocation must be made by mailing or hand-delivering the Contract within such 10-day period either to The Franklin Life Insurance Company, Cashiers Department, #1 Franklin Square, Springfield, Illinois 62713, or to the agent from whom the Contract was purchased. In general, notice of revocation given by mail is deemed to be given on the date of the postmark, or, if sent by certified or registered mail, the date of certification or registration.

   7.   NEW CONTRACTS NO LONGER BEING ISSUED

   The Fund no longer issues new Contracts.

B.  DEFERRED VARIABLE ANNUITY ACCUMULATION PERIOD

   1.  CREDITING ACCUMULATION UNITS; DEDUCTION FOR ADMINISTRATIVE EXPENSES

   During the accumulation period-the period before the initial Annuity Payment Date-deductions from Stipulated Payments for administrative expenses are made as specified under "Deductions and Charges Under the Contracts," above. In addition, any applicable premium taxes, also as specified above under that caption, are deducted from the Stipulated Payments. The balance of each Stipulated Payment is credited to the Contract Owner in the form of Accumulation Units.

   The number of a Contract Owner's Accumulation Units is determined by dividing the net amount of Stipulated Payments credited to his or her Contract by the value of an Accumulation Unit at the end of the Valuation Period during which the Stipulated Payment is received, except that, in the case of the original application for a Variable Annuity Contract, the value of an Accumulation Unit within two business days after receipt of the application will be used if the application and all information necessary to process the application are complete upon receipt. If the application and such information are not complete upon receipt, The Franklin, within five days after the receipt of an original application and initial payment at the Home Office of The Franklin, will attempt to complete the application and will either accept the application or reject the application and return the initial payment.

   The number of Accumulation Units so determined will not be changed by any subsequent change in the dollar value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from day to day depending upon the investment experience of the Fund.

   2.  VALUATION OF A CONTRACT OWNER'S CONTRACT

   The Cash Value of a Contract at any time prior to the initial Annuity Payment Date can be determined by multiplying the total number of Accumulation Units credited to the account by the current Accumulation Unit value. The Contract Owner bears the investment risk, that is, the risk that market values may decline. There is no assurance that the Cash Value of the Contract will equal or exceed the Stipulated Payments made. A Contract Owner may obtain from the Home Office of The Franklin information as to the current value of an Accumulation Unit and the number of Accumulation Units credited to his or her Contract.

   3.  VALUE OF THE ACCUMULATION UNIT

   The value of an Accumulation Unit was set at $10 effective July 1, 1981. Accumulation Units currently are valued each Valuation Date (each day in which there is a sufficient degree of trading in the securities in which the Fund invests that the value of an Accumulation Unit might be materially affected by changes in the value of the Fund's investments, other than a day during which no Contract or portion thereof is tendered for redemption and no order to purchase or transfer a Contract is received by the Fund, as of the close of trading on that day). After the close of trading on a Valuation Date, or on a day when Accumulation Units are not valued, the value of an Accumulation Unit is equal to its value as of the immediately following Valuation Date. The value of an Accumulation Unit on the last day of any Valuation Period is determined by multiplying the value of an Accumulation Unit on the last day of the immediately preceding Valuation Period by the Net Investment Factor (defined below) for the current Valuation Period.

   At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of the Fund for the Valuation Period. Such rate is equal to (i) accrued investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, on the assets of the Fund (adjusted by a deduction for the payment of any applicable state or local taxes as to the income or capital gains of the Fund) divided by (ii) the value of the assets of the Fund at the beginning of the Valuation Period. The gross investment rate may be positive or negative.

   The net investment rate for the Valuation Period is then determined by deducting, currently, .003945% (1.440% on an annual basis) for each day of the Valuation Period as a charge against the gross investment rate. This charge is made by The Franklin for providing investment management services, annuity rate or mortality assurances and expense assurances and may be increased by The Franklin to a maximum of 2.250% on an annual basis. See "Deductions and Charges Under the Contracts," above.

   The net investment factor for the Valuation Period is the sum of 1.00000000 plus the net investment rate for the Valuation Period ("Net Investment Factor").

   The net investment rate may be negative if the combined capital losses, Valuation Period deductions and increase in the tax reserve exceed investment income and capital gains. Thus, the net investment factor may be less than 1.00000000, and the value of an Accumulation Unit at the end of a Valuation Period may be less than the value for the previous Valuation Period.

   4.  VALUATION OF FUND ASSETS

   The value of the assets of the Fund is the value of the securities held by the Fund plus any cash or other assets minus all liabilities.

   The money market securities in which the Fund invests are traded primarily in the over-the-counter market. Portfolio securities will be valued using the best method currently available as determined by the Board of Managers of the Fund. Securities with a maturity or remaining maturity of 60 days or less (including master demand notes) are valued on an amortized cost basis. Under this method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. In periods of declining interest rates, the daily yield on portfolio securities valued on an amortized cost basis may tend to be higher than the yield derived by using a method of valuation based upon market prices and estimates; in periods of rising interest rates, the daily yield on portfolio securities valued on an amortized cost basis may tend to be lower than the yield derived by using a method of valuation based upon market prices and estimates. For purposes of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. Securities with a remaining maturity of more than 60 days currently are valued on each Valuation Date generally at the mean between the most recent bid and asked prices or yield equivalent as obtained from dealers that make markets in such securities. Investments for which market quotations are not readily available as of the close of trading on relevant markets on each Valuation Date are valued at prices deemed best to reflect their fair value as determined in good faith by or under the direction of the Board of Managers of the Fund in a manner authorized by the Board of Managers and applied on a consistent basis. The Board of Managers of the Fund has determined that the fair value of Eurodollar certificates of deposit generally will be the market price thereof at the close of trading on European exchanges, unless events between such close and the close of trading on the New York Stock Exchange require a different valuation, in which case the Board of Managers will promptly consider what other method of valuation should be applied to determine fair value.

   The Board of Managers monitors on an ongoing basis the methods of valuation used to determine what action, if any, should be taken to assure that portfolio securities of the Fund are valued at fair value as determined in good faith by the Board of Managers.

   5.  REDEMPTION

   A Contract Owner under a Deferred Variable Annuity Contract, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, may, subject to any limitations on early settlement contained in an applicable Qualified Plan, redeem the Contract, in whole or in part (but, if in part, not less than $500), by submission of the Contract and a written request for its redemption to The Franklin's Home Office, and will receive the Cash Value of the part of the Contract redeemed, less any applicable contingent deferred sales charges and unpaid administration deductions referred to under "Deductions and Charges Under the Contracts," above. Early withdrawal of certain amounts attributable to Contracts issued pursuant to an annuity purchase plan meeting the requirements of Code Section 403(b) may be prohibited. See "Federal Income Tax Status," below. The Cash Value of a Contract or part thereof redeemed prior to the initial Annuity Payment Date is the number of Accumulation Units credited to the Contract (or that part so redeemed) times the value of an Accumulation Unit at the end of the Valuation Period in which the request for redemption is received. Except in limited circumstances discussed below, the payment of the Cash Value will be made within seven days after the date a properly completed and documented request for redemption is received by The Franklin at its Home Office. The right of redemption may be suspended or the date of payment postponed during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings); when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable; or for such other periods as the Securities and Exchange Commission by order may permit to protect Contract Owners.

   In lieu of a single payment of the amount due upon redemption of a Contract, the Contract Owner may elect, at any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, to have all or any portion of the amount due applied under any available Settlement Option. See "Settlement Options," below. However, no Settlement Option may be elected upon redemption without surrender of the entire Contract.

   The payment of the Cash Value of a redeemed Contract either in a single payment or under an available Settlement Option may be subject to federal income tax withholding and federal tax penalties. See "Federal Income Tax Status," below.

   6.  PAYMENT OF ACCUMULATED VALUE AT TIME OF DEATH

   In the event of the death of the Variable Annuitant prior to the initial Annuity Payment Date, death benefits payable to the surviving Beneficiary will be paid by The Franklin within seven days of receipt by The Franklin of written notice of such death. The death proceeds payable will be the Cash Value of the Contract determined as of the date on which written notice of death is received by The Franklin by mail if such date is a Valuation Date; if such date is not a Valuation Date, the determination will be made on the next following Valuation Date. There is no assurance that the Cash Value of a Contract will equal or exceed the Stipulated Payments made. No contingent deferred sales charge is made in the case of such death. For payment of death proceeds in the event no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," below. The Code imposes certain requirements concerning payment of death benefits payable before the initial Annuity Payment Date in the case of Qualified Contracts. Under those Contracts, death benefits will be paid as required by the Code and as specified in the governing plan documents. The terms of such documents should be consulted to determine the death benefits and any limitations the plan may impose. You should consult your legal counsel and tax advisor regarding these requirements.

   Subject to the foregoing the Contract Owner may, at any time prior to the initial Annuity Payment Date, elect that all or any portion of such death proceeds be paid to the Beneficiary under any one of the available Settlement Options. See "Settlement Options," below. If the Contract Owner has not made such an election, the Beneficiary may do so after the death of the Variable Annuitant. The Contract Owner or the Beneficiary, whichever selects the method of settlement, may designate contingent Beneficiaries to receive any other amounts due should the first Beneficiary die before completion of the specified payments. If neither the Contract Owner nor the Beneficiary elects payment of death proceeds under an available Settlement Option, payment will be made to the Beneficiary in a single sum.

   Death proceeds may be applied to provide variable payments, fixed-dollar payments or a combination of both.

   The payment of death proceeds may be subject to federal income tax withholding. See "Income Tax Withholding," below

   In the event of the death of the Variable Annuitant after the initial Annuity Payment Date, payments under a Contract will be made as described in "Settlement Options," below.

   7.  OPTIONS UPON FAILURE TO MAKE STIPULATED PAYMENTS

   Upon a failure to make a Stipulated Payment under a Periodic Stipulated Payment Contract, subject to The Franklin's power of termination described under "Termination by The Franklin," above, and subject to the right of The Franklin to pay the value of the Contract Owner's account in a single sum at the initial Annuity Payment Date if the value on such date is less than $2,000, the Contract Owner may elect, prior to the death of the Variable Annuitant and prior to the initial Annuity Payment Date, either of the following options:

   (a) to exercise any of the available Settlement Options described under "Settlement Options," below, or redeem the Contract as described under "Redemption," above; or

   (b) to have the Contract continued from the date of failure to make a Stipulated Payment as a paid-up annuity to commence on the initial Annuity Payment Date stated in the Contract.

   If no option is elected by the Contract Owner within 31 days after failure to make a Stipulated Payment, the Contract will automatically be continued under the paid-up annuity option.

   8.  REINSTATEMENT (AS TO PERIODIC STIPULATED PAYMENT CONTRACTS)

   A Contract Owner, by making one Stipulated Payment, may reinstate a Periodic Stipulated Payment Contract as to which there has been a failure to make a Stipulated Payment, if the Contract at the time of the payment is being continued as a paid-up annuity. However, such reinstatement does not automatically reinstate the benefits provided by any riders to the Contract providing life insurance or disability benefits. Administration deductions will not accrue during Contract Years in which no Stipulated Payments are made.

   9.  CHANGE OF BENEFICIARY OR MODE OF PAYMENT OF PROCEEDS; DEATH OF
BENEFICIARIES

   While the Contract is in force the Contract Owner may (by filing a written request at the Home Office of The Franklin) change the Beneficiary or Settlement Option, or, if agreed to by The Franklin, change to a mode of payment different from one of the Settlement Options, subject to applicable limitations under the Code and any governing Qualified Plan.

   If any Beneficiary predeceases the Variable Annuitant, the interest of such Beneficiary will pass to the surviving Beneficiaries, if any, unless otherwise provided by endorsement. If no Beneficiary survives the Variable Annuitant and no other provision has been made, then, upon the death of the Variable Annuitant, the proceeds will be paid in a single sum to the Contract Owner or, if the Variable Annuitant was the Contract Owner, to the executors or administrators of the Contract Owner's estate.

   10.  SETTLEMENT OPTIONS

   At any time prior to the initial Annuity Payment Date and during the lifetime of the Variable Annuitant, the Contract Owner may elect to have all or a portion of the amount due in settlement of the Contract applied under any of the available Settlement Options described below. If the Contract Owner fails to elect a Settlement Option, payment automatically will be made in the form of a life annuity. See "First Option," below, and "Deferred Variable Annuity Contracts," below.

   Annuity Payments under a Settlement Option are made to the Variable Annuitant during his or her lifetime, or for such shorter period that may apply under the particular Settlement Option. Upon the death of the original Variable Annuitant after the initial Annuity Payment Date, any remaining Annuity Payments that are due under the Settlement Option elected will be continued to the Beneficiary or, if elected by the Contract Owner (or, if so designated by the Contract Owner, by the Beneficiary), the Cash Value of the Contract, as described under such Settlement Option below, will be paid to the Beneficiary in one lump sum. Upon the death of any Beneficiary to whom payments are being made under a Settlement Option, a single payment equal to the then remaining Cash Value of the Contract, if any, will be paid to the executors or administrators of the Beneficiary, unless other provision has been specified and accepted by The Franklin. For a discussion of payments if no Beneficiary is surviving at the death of the Variable Annuitant, see "Change of Beneficiary or Mode of Payment of Proceeds; Death of Beneficiaries," immediately above.

  Payment to a Contract Owner upon redemption of a Contract, and payment of death proceeds to a Beneficiary upon the death of the Variable Annuitant prior to the initial Annuity Payment Date, may also be made under an available Settlement Option in certain circumstances. See "Redemption," above, and "Payment of Accumulated Value at Time of Death," above.

   Available Settlement Options may be selected on a fixed or variable basis or a combination thereof, except the Seventh Option, which is available on a fixed basis only. Under an Option which is paid on a fixed basis, there is no sharing in the investment experience of the Fund and, upon commencement of payments, participation in the Fund terminates (the subject Contract will be transferred to the general account of The Franklin). Settlement under the First, Second, Third, Fourth or Fifth Option below is subject to satisfactory proof of age of the person or persons to whom the Annuity Payments are to be made.

   The minimum amount of proceeds which may be applied under any Settlement Option for any person is $2,000 and proceeds of a smaller amount may be paid in a single sum in the discretion of The Franklin, except in the case of a deferred Single Stipulated Payment Contract funded with a Rollover Contribution not in excess of $2,000. See "Purchase Limits," above. Further, if at any time payments under a Settlement Option become less than $25 per payment, The Franklin has the right to change the frequency of payment to such intervals as will result in payments of at least $25.

   In the case of Immediate Variable Annuity Contracts, the only Settlement Options offered are the life annuity, the life annuity with 120, 180 or 240 monthly payments certain, or the joint and last survivor life annuity. See "First Option," "Second Option" and "Fourth Option," below, and "Immediate Variable Annuity Contracts," below.

   The distribution rules which Qualified Plans must satisfy in order to be tax-qualified under the Code may limit the utilization of certain Settlement Options, or may make certain Settlement Options unavailable, in the case of Qualified Contracts issued in connection therewith. Similarly, the distribution rules which Non-Qualified Contracts must satisfy in order to qualify as "annuity contracts" under the Code may also limit available Settlement Options under Non-Qualified Contracts. These distribution rules could affect such factors as the commencement of distributions and the period of time over which distributions may be made. All Settlement Options are offered subject to the limitations of the distribution rules.

   The Statement of Additional Information describes certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Non-Qualified Contracts and to Qualified Contracts purchased under this Prospectus for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. See "Limitations on Settlement Options" in the Statement of Additional Information. Persons considering the purchase of a Contract and Contract Owners contemplating election of a Settlement Option are urged to obtain and read the Statement of Additional Information. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder. Persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the distribution rules on the Settlement Option or Options he or she is contemplating.

   Neither this Prospectus nor the Statement of Additional Information, however, describes limitations on Settlement Options based on applicable distribution rules in the case of Qualified Contracts issued in connection with qualified pension and profit-sharing plans under Section 401(a) of the Code and annuity plans under Section 403(a) of the Code. Under those Contracts, available Settlement Options are limited to those Options specified in the governing plan documents. The terms of such documents should be consulted to determine Settlement Option availability and any other limitations the plan may impose on early redemption of the Qualified Contract, payment in settlement thereof, or similar matters. Generally, limitations comparable to those described in the Statement of Additional Information for Individual Retirement Annuities and
Section 403(b) annuity purchase plans also apply with respect to such qualified pension, profit-sharing and annuity plans (including H.R. 10 Plans).

   Persons contemplating election of the Fifth, Sixth or Seventh Option should consult a qualified tax advisor to determine whether the continuing right of redemption under any such Option might be deemed for tax purposes to result in the "constructive receipt" of the Cash Value of the Contract or proceeds remaining on deposit with The Franklin.

   FIRST OPTION-LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant. This Option offers the maximum level of monthly Annuity Payments since there is no guarantee of a minimum number of Annuity Payments or provision for any continued payments to a Beneficiary upon the death of the Variable Annuitant. It would be possible under this Option for the Variable Annuitant to receive only one Annuity Payment if he or she died before the second Annuity Payment Date, or to receive only two Annuity Payments if he or she died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

   SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. An annuity payable monthly during the lifetime of the Variable Annuitant including the commitment that if, at the death of the Variable Annuitant, Annuity Payments have been made for less than 120 months, 180 months or 240 months (as selected by the Contract Owner in electing this Option), Annuity Payments shall be continued during the remainder of the selected period to the Beneficiary. The cash value under this Settlement Option is the present value of the current dollar amount of any unpaid Annuity Payments certain.

   THIRD OPTION-UNIT REFUND LIFE ANNUITY. An annuity payable monthly during the lifetime of the Variable Annuitant, ceasing with the last Annuity Payment due prior to the death of the Variable Annuitant, provided that, at the death of the Variable Annuitant, the Beneficiary will receive a payment of the then dollar value of the number of Annuity Units equal to the excess, if any, of (a) over
(b) where (a) is the total amount applied under this Option divided by the Annuity Unit value at the initial Annuity Payment Date and (b) is the number of Annuity Units represented by each Annuity Payment multiplied by the number of Annuity Payments made.

   For example, if $10,000 were applied on the first Annuity Payment Date to the purchase of an annuity under this Option, the Annuity Unit value at the initial Annuity Payment Date were $2.00, the number of Annuity Units represented by each Annuity Payment were 30.55, 10 Annuity Payments were paid prior to the date of the Variable Annuitant's death and the value of an Annuity Unit on the Valuation Date following the Variable Annuitant's death were $2.05, the amount paid to the Beneficiary would be $9,623.73, computed as follows:

   ($10,000 - (30.55 X 10))   X   $2.05  =    (5,000  -  305.5)   X   2.05  =     4,694.5   X   $2.05  =  $9,623.73
    -------
     $2.00

   FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. An annuity payable monthly during the joint lifetime of the Variable Annuitant and a secondary variable annuitant, and thereafter during the remaining lifetime of the survivor, ceasing with the last Annuity Payment due prior to the death of the survivor. Since there is no minimum number of guaranteed payments under this Option, it would be possible under this Option to receive only one Annuity Payment if both the Variable Annuitant and the secondary variable annuitant died before the second Annuity Payment Date, or to receive only two Annuity Payments if both the Variable Annuitant and the secondary variable annuitant died after the second Annuity Payment Date but before the third Annuity Payment Date, and so forth.

   FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. An amount payable monthly to the Variable Annuitant for a number of years which may be from one to 30 (as selected by the Contract Owner in electing this Option). At the death of the Variable Annuitant, payments will be continued to the Beneficiary for the remaining period. The cash value under this Settlement Option is the then present value of the current dollar amount of any unpaid Annuity Payments certain. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed in whole or in part (but, if in part, not less than $500) at any time by the Contract Owner for the aforesaid cash value of the part of the Contract redeemed. See "Redemption," above.

   It should be noted that, while this Option does not involve a life contingency, charges for annuity rate assurances, which include a factor for mortality risks, are included in the computation of Annuity Payments due under this Option. Further, although not contractually required to do so, The Franklin currently follows a practice, which may be discontinued at any time, of permitting persons receiving Annuity Payments under this Option to elect to convert such payments to a Variable Annuity involving a life contingency under the First, Second, Third or Fourth Options above if, and to the extent, such other Options are otherwise available to such person.

   SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. The amount due will be paid to the Variable Annuitant in equal annual, semiannual, quarterly or monthly Annuity Payments of a designated dollar amount (not less than $75 a year per $1,000 of the original amount due) until the remaining balance (adjusted each Valuation Period by the Net Investment Factor for the period) is less than the amount of one Annuity Payment, at which time such balance will be paid and will be the final Annuity Payment under this Option. Upon the death of the Variable Annuitant, payments will be continued to the Beneficiary until such remaining balance is paid. The cash value under this Settlement Option is the amount of proceeds then remaining with The Franklin. A Contract under which Annuity Payments are being made under this Settlement Option may be redeemed at any time by the Contract Owner for the aforesaid cash value.

   Annuity Payments made under the Sixth Option may, under certain circumstances, be converted into a Variable Annuity involving a life contingency. See the last paragraph under the Fifth Option, above, which applies in its entirety to the Sixth Option as well.

   SEVENTH OPTION-INVESTMENT INCOME. The amount due may be left on deposit with The Franklin in its general account and a sum will be paid annually, semiannually, quarterly or monthly, as selected by the Contract Owner in electing this Option, which shall be equal to the net investment rate of 3% stipulated as payable upon fixed-dollar amounts for the period multiplied by the amount remaining on deposit. Upon the death of the Variable Annuitant, the aforesaid payments will be continued to the Beneficiary. The sums left on deposit with The Franklin may be withdrawn at any time.

   Periodic payments received under this Option may be treated like interest for federal income tax purposes. Interest payments are fully taxable and are not subject to the general rules applicable to the taxation of annuities described in "Federal Income Tax Status," below. Persons contemplating election of this Seventh Option are advised to consult a qualified tax advisor concerning the availability and tax effect of its election.

C.  ANNUITY PERIOD

   1. ELECTING ANNUITY PAYMENTS AND SETTLEMENT OPTION; COMMENCEMENT OF ANNUITY PAYMENTS

   (a)  DEFERRED VARIABLE ANNUITY CONTRACTS

   A Contract Owner selects a Settlement Option and an initial Annuity Payment Date prior to the issuance of the Deferred Variable Annuity Contract, except that Qualified Contracts issued in connection with qualified pension and profit-sharing plans (including H.R. 10 Plans) under Section 401(a) of the Code and annuity plans (including H.R. 10 Plans) under Section 403(a) of the Code provide for Annuity Payments to commence at the date and under the Settlement Option specified in the plan. The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than the Contract Anniversary on which the attained age of the Variable Annuitant is 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. See "Limitations on Settlement Options" in the Statement of Additional Information. The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

   (b)  IMMEDIATE VARIABLE ANNUITY CONTRACTS

   The Franklin offers three forms of Immediate Variable Annuity Contracts: the life annuity, the life annuity with 120, 180 or 240 monthly payments certain and the joint and last survivor life annuity. For a description of these forms of annuity, see the First, Second and Fourth Options under "Settlement Options," above.

   Under an Immediate Variable Annuity, the first Annuity Payment is made to the Variable Annuitant one month after the Effective Date of the Contract, unless the period selected by the Contract Owner for the frequency of Annuity Payments is more than one month, in which case the first Annuity Payment will be made after a period equal to the period so selected from the Effective Date (subject in every case to the survival of the Variable Annuitant, except in cases where a guaranteed payment period is provided).

   2.  THE ANNUITY UNIT

   The Annuity Unit is a measure used to value the First Option (including the automatic life annuity) and the Second, Third, Fourth and Fifth Options, if elected, on a variable basis.

   The value of the Annuity Unit as of July 1, 1981 was fixed at $1.00 and for each day thereafter is determined by multiplying the value of the Annuity Unit on the preceding day by the "Annuity Change Factor" for the Valuation Period ending on the tenth preceding day or by 1.0 if no Valuation Period ended on the tenth preceding day. The "Annuity Change Factor" for any Valuation Period is equal to the amount determined by dividing the Net Investment Factor for that Valuation Period by a number equal to 1.0 plus the interest rate for the number of calendar days in such Valuation Period at the effective annual rate of 3-1/2%. The division by 1.0 plus an interest factor of 3-1/2% in calculating the Annuity Change Factor is effected in order to cancel out the assumed net investment rate of 3-1/2% per year which is built into the annuity tables specified in the Contract. See "Determination of Amount of First Monthly Annuity Payment (Deferred Variable Annuity Contracts Only)," below, and "Assumed Net Investment Rate," below.

   Annuity Units are valued in respect of each Annuity Payment Date as of a Valuation Date not less than 10 days prior to the Annuity Payment Date in question in order to permit calculation of amounts of Annuity Payments and mailing of checks in advance of their due dates.

   3. DETERMINATION OF AMOUNT OF FIRST MONTHLY ANNUITY PAYMENT (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

   When Annuity Payments commence under a Deferred Variable Annuity Contract, the value of the Contract Owner's account is determined as the product of the value of an Accumulation Unit on the first Annuity Payment Date and the number of Accumulation Units credited to the Contract Owner's account as of such Annuity Payment Date.

   The Contract utilizes tables indicating the dollar amount of the first monthly Annuity Payment under each Settlement Option for each $1,000 of Cash Value of the Contract. The first monthly Annuity Payment varies according to the Settlement Option selected (see "Settlement Options," above) and the "adjusted age" of the Variable Annuitant. The first monthly Annuity Payment may also vary according to the sex of the Variable Annuitant. See "Annuity Payments," above. (The Contracts provide for age adjustment based on the year of birth of the Variable Annuitant and any joint Variable Annuitant; a person's actual age when Annuity Payments commence may not be the same as the "adjusted age" used in determining the amount of the first Annuity Payment.)

   For Contracts utilizing sex-distinct annuity tables, the tables for the First, Second, Third and Fourth Options are determined from the Progressive Annuity Table assuming births in the year 1900 and a net investment rate of 3-1/2% a year. The tables for the Fifth Option are based on a net investment rate of 3% for the General Account and 3-1/2% for the Separate Account. The total first monthly Annuity Payment is determined by multiplying the number of thousands of dollars of Cash Value of the Contract Owner's Contract by the amount of the first monthly Annuity Payment per $1,000 of value from the tables in the Contract.

   The amount of the first monthly Annuity Payment, determined as above, is divided as of the initial Annuity Payment Date by the value of an Annuity Unit to determine the number of Annuity Units represented by the first Annuity Payment. Annuity Units are valued as of a Valuation Date not less than 10 days prior to the initial Annuity Payment Date, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, there will be a double effect of the investment experience of the Fund during the 10-day period referred to in the preceding sentence, since that experience will be included (as part of the value of an Accumulation Unit) in valuing the Contract Owner's Contract on the initial Annuity Payment Date and (as part of the changes in value of an Annuity Unit) in determining the second monthly Annuity Payment. Also, the number of Annuity Units (and hence the amount of Annuity Payments) will be affected by the net asset values of the Fund approximately 10 days prior to the initial Annuity Payment Date even though changes in those net asset values have occurred during that 10-day period, and even though the value of the Accumulation Units used to determine the Cash Value of the Contract will reflect those changes. See "Amount of Second and Subsequent Monthly Annuity Payments (Deferred Variable Annuity Contracts Only)," immediately below.

   Each Contract contains a provision that the first monthly Annuity Payment will not be less than 103% of the first monthly Annuity Payment available under a then currently issued Immediate Variable Annuity of The Franklin if a single Stipulated Payment were made equal to the value which is being applied under the Contract to provide annuity benefits. This provision assures the Variable Annuitant that if at the initial Annuity Payment Date the annuity rates then applicable to new Immediate Variable Annuity Contracts are significantly more favorable than the annuity rates provided in his or her Contract, the Variable Annuitant will be given the benefit of the new annuity rates.

   4. AMOUNT OF SECOND AND SUBSEQUENT MONTHLY ANNUITY PAYMENTS (DEFERRED VARIABLE ANNUITY CONTRACTS ONLY)

   The number of Annuity Units credited to a Contract on the initial Payment Date remains fixed during the annuity period, and as of each subsequent Annuity Payment Date the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then value of an Annuity Unit.

   5. DETERMINATION OF AMOUNT OF ANNUITY PAYMENTS (IMMEDIATE VARIABLE ANNUITY CONTRACTS ONLY)

   In the case of Immediate Variable Annuities, the number of Annuity Units per month purchased is specified in the Contract. The number of such units is determined by: (1) multiplying the net single Stipulated Payment (after deductions for administrative expenses and premium taxes) by the applicable annuity factor from the annuity tables then used by The Franklin for Immediate Variable Annuity Contracts, and
(2) dividing such product by the value of the Annuity Unit as of the date of issue of the Contract. This number of Annuity Units remains fixed for each month during the annuity period, and the dollar amount of the Annuity Payment is determined as of each Annuity Payment Date by multiplying this fixed number of Annuity Units by the value of an Annuity Unit as of each such Annuity Payment Date.

   Annuity Units are valued as of a Valuation Date not less than 10 days prior to the Effective Date of the Contract, pursuant to the procedure discussed under "The Annuity Unit," above. Thus, the number of Annuity Units (and hence the amount of the Annuity Payments) will be affected by the net asset value of the Fund approximately 10 days prior to the Effective Date of the Contract, even though changes in those net asset values have occurred during that 10-day period.

   As of the date of this Prospectus, The Franklin was using, in connection with the determination of the number of Annuity Units per month purchased under Immediate Variable Annuity Contracts, the 1955 American Annuity Table with assumed 4-1/2% interest, the purchase rates in such table being increased by 0.5% (which percentage is decreased 0.2% for each year of age at the Effective Date in excess of 70 years for male Variable Annuitants and in excess of 75 years for female Variable Annuitants). However, in lieu of such table, The Franklin will provide "unisex" annuity rate tables for use under Contracts purchased in connection with employer-related plans subject to the decision of the Supreme Court in ARIZONA GOVERNING COMMITTEE v. NORRIS. See "Annuity Payments," above.

   The Annuity Change Factors used by The Franklin for Immediate Variable Annuity Contracts assume a net investment rate of 3-1/2%.

   6.  ASSUMED NET INVESTMENT RATE

   The objective of a Variable Annuity Contract is to provide level Annuity Payments during periods when the economy, price levels and investment returns are relatively stable and to reflect as increased Annuity Payments only the excess investment results flowing from inflation, increases in productivity or other factors increasing investment returns. The achievement of this objective will depend in part upon the validity of the assumption in the annuity factor that a 3-1/2% net investment rate would be realized in the periods of relative stability assumed. A higher rate assumption would mean a higher initial Annuity Payment but a more slowly rising series of subsequent Annuity Payments in the event of a rising actual investment rate (or a more rapidly falling series of subsequent Annuity Payments in the event of a lower actual investment rate). A lower assumption would have the opposite effect. If the actual net investment rate is at the annual rate of 3-1/2%, the Annuity Payments under Contracts whose Annuity Payments are measured by Annuity Units will be level.

                   INVESTMENT POLICIES AND RESTRICTIONS OF THE FUND

   The long-term compounding of income from investments in a diversified portfolio of short-term money market securities yielding a high level of current income to the extent consistent with preservation of capital and the maintenance of liquidity is the primary investment objective of the Fund. This objective does not necessarily require investment in long-term securities since the nature of annuity contracts themselves connotes a long-term relationship; the continual retention and reinvestment of proceeds from matured short-term securities provides the long-term compounding of income. The Board of Managers of the Fund has determined that, in keeping with the primary investment objective of investing in short-term money market securities, at least 80% of the Fund's portfolio will be invested in securities having maturities or remaining maturities of one year or less and not more than 20% will be invested in securities having maturities or remaining maturities of between one and two years. The Board of Managers of the Fund will give consideration to the creditworthiness of the issuers of all money market securities in which the Fund proposes to invest prior to such investment. The Fund's investment authority is also limited by regulations of the Securities and Exchange Commission. See "Legal Restrictions," below.

   The following investment policies summarize the instruments in which the Fund may invest in order to achieve its primary investment objective, all of which will be in United States dollar obligations:

   (a)  OBLIGATIONS OF THE UNITED STATES GOVERNMENT AND ITS AGENCIES:
Obligations issued by or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities. These include a variety of securities issued by the United States Treasury which are direct obligations of the United States Government and which differ only in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than five years. These also include securities issued or guaranteed by United States Government agencies or instrumentalities such as the Federal Home Loan Mortgage Corporation, Federal Home Loan Bank, Federal National Mortgage Association, Government National Mortgage Association and the Farmers Home Administration. Some obligations of United States Government agencies and instrumentalities are supported by the full faith and credit of the United States Treasury; others, by the right of the issuer or guarantor to borrow from the United States Treasury; while still others are supported only by the credit of the agency or instrumentality. Accordingly, depending upon the particular obligations of United States agencies and instrumentalities purchased, at any given time the Fund's investment in these obligations may be supported only by the credit of such agencies or instrumentalities.

   (b) BANK OBLIGATIONS: Negotiable time deposits, negotiable certificates of deposit (including certificates of deposit issued by London branches of United States banks- "Eurodollar C.D.'s"), bankers' acceptances, and short-term notes of banks (domestic or Canadian) having total assets in excess of one billion dollars (U.S.) as of the date of their most recently published financial statements (including foreign branches of domestic banks). While normally these large domestic banks will be members of the Federal Reserve System and have deposits insured by the Federal Deposit Insurance Corporation, these are not investment requirements. Accordingly, the securities purchased by the Fund and issued by domestic banks may or may not be insured by the Federal Deposit Insurance Corporation, or, if insured, may not be insured for the full amount purchased. (The purchase of obligations issued by foreign branches of domestic banks, including Eurodollar C.D.'s, and by Canadian banks involves investment considerations that are different in some respects from those associated with obligations of domestic issuers, including the possible imposition of withholding taxes on interest income or exchange controls, expropriation, confiscatory taxation, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations, limitations on the removal of funds, or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a Canadian bank or foreign branch of a domestic bank. To the extent the Fund purchases Eurodollar C.D.'s, consideration will be given to their marketability and possible restrictions on international currency transactions.) Eurodollar C.D.'s will be considered to be one industry for the purpose of the fundamental restrictions set out below, and thus no more than 25% of the Fund's assets at the time of purchase will be invested in Eurodollar C.D.'s.

   (c) SAVINGS ASSOCIATION OBLIGATIONS: Negotiable time deposits, negotiable certificates of deposit, and other short-term notes of domestic mutual savings banks and savings and loan associations having total assets in excess of one billion dollars (U.S.) as of the date of their most recently published financial statements. The deposits of these savings associations may or may not be insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Accordingly, the securities purchased by the Fund and issued by savings associations may or may not be insured, or, if insured, may not be insured for the full amount purchased.

   (d) COMMERCIAL PAPER: Short-term obligations of domestic issuers which at the time of investment are (i) rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., or (ii) if not rated, issued by a company which at the date of investment has any outstanding debt securities rated at least AA by Standard & Poor's or Aa by Moody's. (See Appendix for an explanation of these ratings.) Commercial paper obligations may include variable amount master demand notes which are obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Generally these notes provide that the interest rate is set daily by the borrower; the rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow and other liquidity ratios of the issuer. The Fund will only invest in master demand notes of domestic issuers. If master demand notes are rated by credit rating agencies, the Fund will invest in them only if such notes meet the Fund's rating standards for investment in all commercial paper, described above. If master demand notes are not rated, the Fund will invest in such notes only if the issuer thereof has, at the date of investment, any outstanding debt securities rated at least AA by Standard & Poor's or Aa by Moody's. The Fund does not have any specific limits on the amount it may invest in master demand notes. (See Appendix for an explanation of these ratings.)

   (e) OTHER CORPORATE DEBT SECURITIES: Other marketable, nonconvertible corporate debt securities of domestic issuers, including bonds and debentures, which at the time of purchase have two years or less remaining to maturity and are rated at least AA by Standard & Poor's or Aa by Moody's. (See Appendix for an explanation of these ratings.)

   (f) CANADIAN GOVERNMENT SECURITIES: United States dollar denominated securities, such as bonds and Treasury bills, issued or guaranteed by the Government of Canada, a province of Canada, or their instrumentalities or political subdivisions. Some of these securities may be supported by the full faith and credit of the Canadian Government while others may be supported only by the credit of the province, instrumentality or political subdivision. Accordingly, depending upon the particular securities issued by Canadian provinces, instrumentalities or political subdivisions purchased, at any given time the Fund's investment in these securities may be supported only by the credit of such provinces, instrumentalities or political subdivisions. See "Bank Obligations" above regarding investment considerations involving Canadian issues.

   (g) REPURCHASE AGREEMENTS: A short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the purchaser's holding period. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. The Fund may enter into repurchase agreements with a member bank of the Federal Reserve System or a United States securities dealer. The Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its total net assets would then be so invested-considering only the remaining days to maturity of existing repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the Investment Company Act of 1940. The underlying securities could be any of those described above (normally securities of the United States Government or its agencies and instrumentalities).

   In addition, the Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value of the securities loaned is maintained by the borrower with the Fund. During the time such securities are on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the cash collateral and earn additional income or the Fund may receive an agreed-upon fee from the borrower who has delivered equivalent collateral. Loans will be subject to termination at the Fund's or the borrower's option. The Fund will retain all rights of beneficial ownership as to the loaned portfolio securities, including voting rights and rights to distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

   The Board of Managers of the Fund has set guidelines and standards for review of investments in repurchase agreements and the creditworthiness of the seller thereof, and monitors the actions of the Fund's investment advisor in entering into repurchase agreements. Repurchase agreements may involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the collateral, decline in collateral value and loss of interest.

   The Fund will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Investment yields on relatively short-term obligations such as will compromise the Fund's portfolio are subject to substantial and rapid fluctuation. The value of the Fund's assets generally will vary inversely to changes in interest rates. If interest rates increase after a security is purchased, the security, if sold, may return less than its cost. Thus, current yield levels should not be considered representative of yields for any future period of time. Because of the variability of interest rates and the risks inherent in investing in money market securities, including those risks discussed above with respect to securities of foreign branches of domestic banks and of Canadian banks, there can be no assurance that the Fund's investment objective will be attained. In addition, to the extent that investments are made in instruments of non-governmental issuers (and of governmental issuers, except those instruments backed by the full faith and credit of that government), these assets, despite their favorable credit ratings, are subject to some risk of default. Moreover, should many Contract Owners redeem their Contracts or transfer from the Fund to some other annuity product of The Franklin at about the same time, the Fund might have to sell portfolio securities at a time when it would be disadvantageous to do so, and at a lower price than if such securities were held to maturity. There can be no assurance that the Cash Value of the Contracts during the years prior to the Variable Annuitant's initial Annuity Payment Date or the aggregate amount received during the years following the initial Annuity Payment Date will equal or exceed the Stipulated Payments made under the Contracts.

   Except as limited by the fundamental investment restrictions below, the foregoing investment policies are not fundamental and the Board of Managers of the Fund may change such policies without approval of the Contract Owners. However, the primary investment objective is fundamental and may not be changed without such approval.

   The following are the fundamental investment restrictions applicable to the
Fund:

   (1) The Fund will not concentrate its investments in any one industry or group of related industries, and no more than 25% of the value of the Fund's assets at the time of purchase will be invested in any one industry or group of related industries, except that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or in bankers' acceptances, repurchase agreements or certificates of deposit of domestic banks. For purposes of this restriction, telephone, gas and electric utilities each shall be considered a separate industry. In addition, banks, savings associations, personal credit institutions, business credit institutions and insurance companies shall each be considered a separate industry.

   (2) The Fund will not issue senior securities, except that the Fund may borrow money as set forth in paragraph (3), below.

   (3) The Fund will not borrow money except for temporary or emergency purposes, and any such borrowings will not be used to purchase investment securities and will not exceed 5% of the value of the Fund's assets; provided, however, that the Fund may borrow money up to one-third of its assets, not to increase its income but to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. So long as such borrowings exceed 5% of the value of the Fund's assets, the Fund will not make any new investments. In addition, to the extent such borrowings exceed the 5% limit and cause a subsequent reduction of the required asset coverage, the Fund will reduce the amount of its borrowings to comply with the appropriate asset coverage required under the Investment Company Act of 1940.

   (4) The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets except in an amount not in excess of 15% of the value of its assets to secure borrowings made in accordance with investment restriction (3) above.

   (5) The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if sold, it might be deemed to be an underwriter for purposes of the Securities Act of 1933. No such securities will be acquired except where parties other than the Fund shall have agreed to bear any and all costs of registration under the Securities Act of 1933. (However, it should be noted that even though an agreement to register has been obtained, enforcement of such an agreement may prove unfeasible or may involve delays which could adversely affect the Fund's ability to resell such securities or the price at which such securities might be resold.) No more than 10% of the value of the Fund's assets will at any time be invested in such securities.

   (6) The Fund will not engage in the purchase and sale of interests in real estate, except that the Fund may engage in the purchase and sale of money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

   (7) The Fund will not engage in the making of loans to other persons, except that the Fund may acquire qualified debt obligations or other money market securities and enter into repurchase agreements referred to above (provided, however, that the aggregate value of repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's total assets), and may lend its portfolio securities (provided that such loans do not in the aggregate exceed 20% of the value of the Fund's assets) if such loans are made according to the guidelines of the Securities and Exchange Commission and the Board of Managers of the Fund, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

   (8) The Fund will not engage in the purchase or sale of commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs.

   (9) The Fund will not purchase securities (other than under repurchase agreements of not more than seven days' duration-considering only the remaining days to maturity of each existing repurchase agreement-or master demand notes) for which there exists no readily available market, or for which there are legal or contractual restrictions on resale (excepting from this restriction securities that are subject to such resale restrictions but which, in the judgment of The Franklin, are readily redeemable on demand), if as a result of any such purchase, more than 10% of the value of the Fund's assets would be invested in such securities.

   (10) The Fund will not purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

   (11) The Fund will not make short sales of securities or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

   (12) The Fund will not purchase the securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities, if such purchase would cause more than 5% of the Fund's assets to be invested in the securities of such issuer, except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 5% limitation.

   (13) The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer, other than obligations issued or guaranteed by the United States Government and its agencies or instrumentalities (for this purpose, all indebtedness of an issuer shall be deemed a single class); except that up to 25% of the Fund's total assets taken at current value may be invested without regard to such 10% limitation.

   The primary investment objective and the fundamental investment restrictions stated above may not be changed without approval by a vote of a majority of the votes available to the Contract Owners. This means that the objective or restrictions in question may not be changed without the approval of the lesser of (a) the Contract Owners holding 67% or more of the voting power of the Contract Owners present or represented at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (b) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund.

   The following investment restrictions are not fundamental and may be changed by action of the Board of Managers of the Fund:

   (14) All securities in which the Fund invests shall be permissible for the Fund under the Illinois Insurance Code. The Illinois Insurance Code provides that investments of a separate account, like the Fund, are free of the restrictions or provisions generally applicable to insurance companies under that Code, and does not currently provide any special investment restrictions applicable to separate accounts. However, no investment permitted under the Illinois Insurance Code is thereby exempted from the other investment restrictions specified under this caption.

   (15) The Fund will not invest in companies for the purpose of exercising control or management.

   (16) The Fund will not invest in the securities of other investment companies.

   (17) The Fund will not invest more than 5% of the value of its assets in securities of issuers (other than issuers of United States agency securities) which, with their predecessors, have a record of less than three years' continuous operation.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or net assets will not be considered a violation.

LEGAL RESTRICTIONS

   The Securities and Exchange Commission imposes restrictions on the investment authority of money market funds, such as the Fund, which are more restrictive than the policies and restrictions of the Fund described above. In general, such restrictions provide that a money market fund may not purchase any instrument with a remaining maturity greater than 13 months or maintain a dollar-weighted average portfolio maturity which exceeds ninety days. In addition, money market funds are limited to making investments in United States dollar-denominated investments which its board of directors determines present minimal credit risk and which are at the time of acquisition rated (or which have been issued by an issuer that has been rated) in one of the two highest rating categories by at least two national rating agencies or, if unrated, that the money market fund's board of directors determines are of comparable quality to a security so rated. Money market funds are also generally prohibited from acquiring a security if, after such acquisition, (i) more than 5% of the money market fund's assets would be invested in the securities of the issuer of the acquired security, or (ii) if the acquired security is not rated in the highest category by at least two national rating agencies or is not an unrated security of comparable quality, more than 1% of the money market fund's assets would be invested in the securities of the issuer of the acquired security or more than 5% of the money market fund's assets would be invested in securities that are not rated in the highest category by at least two national rating agencies or that are not of comparable quality. The foregoing percentage restrictions do not apply to securities issued or guaranteed as to principal by the United States or by an instrumentality of the United States and such securities may be purchased with remaining maturities of up to two years. The acquisition of a security that is rated by only one national rating agency must be approved by the money market fund's board of directors.

SPECIAL INVESTMENT CONSTRAINTS

   The amount of assets that the Fund may invest in the securities of any one issuer is restricted by the Fund's fundamental investment restrictions and the regulations of the Securities and Exchange Commission and the Internal Revenue Service. See "Federal Income Tax Status - The Contracts: Non-Qualified Plans," below. Under the most restrictive of these provisions, the Fund generally may not invest more than 5% of its assets in the securities of any issuer, except that it may invest up to 55% of its assets in securities issued or guaranteed as to principal by the United States government. It is anticipated that the combination of these restrictions and the relatively small and decreasing size of the Fund's assets will make it more difficult for the Fund's investment adviser to secure appropriate commercial paper investments, which have historically constituted a substantial portion of the Fund's investments. As of December 31, 1997, the Fund's total assets were $1,921,249 (compared to total assets of $1,968,663 as of June 30, 1997 and total assets of $2,001,016 as of December 31, 1996), and the maximum amount that the Fund was permitted to invest in the commercial paper of any one issuer was approximately $96,062. Due to market conditions, it is more difficult to purchase an issue of commercial paper in an amount less than $100,000. It is possible that the shrinking pool of commercial paper investments available to the Fund due to its size may impair the future investment performance of the Fund.

                              FEDERAL INCOME TAX STATUS

INTRODUCTION

   The Contracts are designed for use by individuals in connection with Qualified Plans or Non-Qualified Plans under the Code. The federal income tax treatment of the Contracts and payments received thereunder depends on various factors, including, among other factors, the tax status of The Franklin, the type of retirement plan or program in connection with which the Contracts are used and the form in which payments are received. The discussion of federal income taxes contained in this Prospectus, which focuses on rules applicable to Contracts purchased under this Prospectus, is general in nature and is based on existing federal income tax law, which is subject to change. The tax discussion is not intended as tax advice. The applicable federal income tax law is complex and contains many special rules and exceptions in addition to the general rules summarized herein. For these reasons, various questions about the applicable rules exist. Accordingly, each person contemplating the purchase of a Contract is advised to consult with a qualified tax advisor concerning federal income taxes and any other federal, state or local taxes that may be applicable.

THE FRANKLIN

   The Franklin is taxed as a "life insurance company" under the Code. Since the operations of the Fund are part of the overall operations of The Franklin, the Fund is subject to tax as part of The Franklin for federal income tax purposes. Thus, the Fund is not taxed separately as a "regulated investment company" under the Code.

   Under the Code a life insurance company like The Franklin is generally taxed at regular corporate rates, under a single-phase system, on its specially-computed life insurance company taxable income. Some special rules continue to apply, however, in the case of segregated asset accounts like the Fund.

   Investment income and realized capital gains on the assets of the Fund are reinvested by The Franklin for the benefit of the Fund and are taken into account in determining the value of Accumulation Units and Annuity Units. As a result, such income and gains are applied to increase reserves applicable to the Fund. Under the Code, no federal income tax is payable by The Franklin on such investment income or on realized capital gains of the Fund on assets held in the Fund. However, if changes in the federal tax laws or interpretations thereof result in The Franklin being taxed on income or gains attributable to the Fund, then The Franklin may impose a charge against the Fund (with respect to some or all Contracts) in order to set aside provisions to pay such taxes.

THE CONTRACTS: QUALIFIED PLANS

   The manner in which payments received under a Contract are taxed for federal income tax purposes depends on the form of payment. If payments are received in the form of an annuity, then, in general, under Section 72 of the Code, such payment is taxable to the recipient as ordinary income to the extent that such payment exceeds the portion, if any, of the cost basis of the Contract that is allocable to that payment. A payment received on account of partial redemption of an annuity contract generally is taxable in whole or part. The taxation of a partial redemption is governed by complex rules and a qualified tax advisor should be consulted prior to a proposed partial redemption. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Qualified Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

   Generally, payment of the proceeds of a Qualified Contract in a lump sum instead of in the form of an annuity, either at or before maturity, also is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the Qualified Contract. Taxation may be deferred, however, to the extent, if any, that "rollover" treatment is available and elected for a particular distribution.

   The Qualified Contracts are designed for use in connection with several types of Qualified Plans, as described generally below.

A. QUALIFIED PENSION, PROFIT-SHARING AND ANNUITY PLANS

   Under pension and profit-sharing plans that qualify under Section 401(a) of the Code and annuity purchase plans that qualify under Section 403(a) of the Code (collectively "Corporate Qualified Plans"), amounts contributed by an employer to the Corporate Qualified Plan on behalf of an employee and any gains thereon are not, in general, taxable to the employee until distribution. Generally, the cost basis of an employee under a Corporate Qualified Plan will equal the amount of non-deductible contributions, if any, that the employee made to the Corporate Qualified Plan. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax consequences to the plan, to the participant, or both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments.

   The Code imposes an additional tax of 10% on the taxable portion of any early withdrawal from a Corporate Qualified Plan made by a Variable Annuitant before age 59-1/2, death, or disability. The additional income tax on early withdrawals will not apply however to certain distributions including (a) distributions beginning after separation from service that are part of a series of substantially equal periodic payments made at least annually for the life of the Variable Annuitant or the joint lives of the Variable Annuitant and his or her Beneficiary, and (b) distributions made to Variable Annuitants after attaining age 55 and after separating from service. Further, additional penalties may apply to distributions made on behalf of a "5-percent owner" (as defined by Section 416(i)(1)(B) of the Code).

   If a lump sum payment of the proceeds of a Contract qualifies as a "lump sum distribution" under the Code, special tax rules (including limited capital gain and income averaging treatment in some circumstances) may apply.


B. H.R. 10 PLANS (SELF-EMPLOYED INDIVIDUALS)

   Self-employed persons (including members of partnerships) are permitted to establish and participate in Corporate Qualified Plans under Sections 401(a) and 403(a) of the Code. Corporate Qualified Plans in which self-employed persons participate are commonly referred to as "H.R. 10 Plans."

   The tax treatment of annuity payments and lump sum payments received in connection with an H.R. 10 Plan is, in general, subject to the same rules described in "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above. Some special rules apply, however, in the case of self-employed persons which, for example, affect certain "lump sum distribution" and "rollover" rules.

C. SECTION 403(b) ANNUITIES

   Section 403(b) of the Code permits public schools and other tax-exempt organizations described in Section 501(c)(3) of the Code to purchase annuity contracts for their employees subject to special tax rules.

   If the requirements of Section 403(b) are satisfied, amounts contributed by the employer to purchase an annuity contract for an employee, and any gains thereon, are not, subject to certain limitations, taxable to the employee until distributed to the employee. However, these payments may be subject to FICA (Social Security) taxes. Generally, the cost basis of an employee under a
Section 403(b) annuity contract will equal the amount of any non-deductible contributions the employee made toward the contract plus any employer contributions that were taxable to the employee because they exceeded excludable amounts.

   Federal tax law imposes limitations on distributions from Section 403(b) annuity contracts. Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement in connection with a Section 403(b) annuity contract will be permitted only (1) when an employee attains age 59-1/2, separates from service, dies or becomes totally and permanently disabled or (2) in the case of hardship. A withdrawal made in the case of hardship may not include income attributable to the contributions. However, these limitations generally do not apply to distributions which are attributable to assets held as of December 31, 1988. In general, therefore, contributions made prior to January 1, 1989, and earnings on such contributions through December 31, 1988, are not subject to these limitations. In addition, these limitations do not apply to contributions made other than by a salary reduction agreement. A number of questions exist concerning the application of these rules. Anyone considering a withdrawal from a Contract issued in connection with a Section 403(b) annuity plan should consult a qualified tax advisor.

   The 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," immediately above, also applies to Section 403(b) annuity contracts.

D. INDIVIDUAL RETIREMENT ANNUITIES

1.  SECTION 408(b) INDIVIDUAL RETIREMENT ANNUITIES

   Under Sections 408(b) and 219 of the Code, special tax rules apply to Individual Retirement Annuities. As described below, certain contributions to such annuities (other than Rollover Contributions) are deductible within certain limits and the gains on contributions (including Rollover Contributions) are not taxable until distributed. Generally, the cost basis in an Individual Retirement Annuity will equal the amount of non-deductible contributions (other than rollovers), if any, made to the Individual Retirement Annuity. Under special rules, all individual retirement plans will be treated as one plan for purposes of these rules.

   Section 408(b) sets forth various requirements that an annuity contract must satisfy before it will be treated as an Individual Retirement Annuity. Although final regulations that interpret some of these requirements have been adopted, other regulations have been proposed that interpret the additional requirement that, under a Section 408(b) Individual Retirement Annuity, the premiums may not be fixed. These proposed regulations, which contain certain ambiguities, may, of course, be changed before they are issued in final form. ACCORDINGLY, WHILE THE FRANKLIN BELIEVES THAT THE CONTRACTS OFFERED BY THIS PROSPECTUS MEET THE REQUIREMENTS OF SECTION 408(b), THE FINAL REGULATIONS AND THE CURRENTLY PROPOSED REGULATIONS THEREUNDER, THERE CAN BE NO ASSURANCE THAT THE CONTRACTS QUALIFY AS INDIVIDUAL RETIREMENT ANNUITIES UNDER SECTION 408(B) PENDING THE ISSUANCE OF COMPLETE FINAL REGULATIONS UNDER THAT CODE SECTION.

   Individuals who are not "active participants" in an employer-related retirement plan described in Section 219(g) of the Code will, in general, be allowed to contribute to an Individual Retirement Annuity and to deduct a maximum of $2,000 annually (or 100% of the individual's compensation if less). This deduction is phased out at certain income levels for individuals who are active participants in employer-related retirement plans. These income levels vary depending on an individual's marital and tax filing status and are scheduled to gradually increase in the future. Individuals who may not make deductible contributions to an Individual Retirement Annuity may, instead, make non-deductible contributions (up to the applicable maximum described above) on which earnings will accumulate on a tax-deferred basis. If the Individual Retirement Annuity includes non-deductible contributions, distributions will be divided on a pro rata basis between taxable and non-taxable amounts. Special rules apply if, for example, an individual contributes to an Individual Retirement Annuity for his or her own benefit and to another Individual Retirement Annuity for the benefit of his or her spouse.

   Individual Retirement Annuities are subject to limitations on the time when distributions must commence. In addition, the 10% penalty tax on early withdrawals described under "Qualified Pension, Profit-Sharing and Annuity Plans," above, also applies to Individual Retirement Annuities, except that the circumstances in which the penalty tax will not apply are different in certain respects. Further, for any year in which a Contract Owner borrows any money under or by use of the Individual Retirement Annuity, the Contract ceases to qualify under Section 408(b), and an amount equal to the fair market value of the Contract as of the first day of such year will be includible in the Contract Owner's gross income for such year.

   The sale of a Contract for use with an Individual Retirement Annuity may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with Individual Retirement Annuities will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the Individual Retirement Annuity or their purchase. A Qualified Contract issued in connection with an Individual Retirement Annuity will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with Individual Retirement Annuities.

2.  SECTION 408(k) SIMPLIFIED EMPLOYEE PENSIONS

   An Individual Retirement Annuity described in Section 408(b) of the Code that also meets the special requirements of Section 408(k) qualifies as a Simplified Employee Pension. Under a Simplified Employee Pension, employers may contribute to the Individual Retirement Annuities of their employees subject to the limitation in Section 408(j). An employee may exclude the employer's contribution on his or her behalf to a Simplified Employee Pension from gross income subject to certain limitations. Elective deferrals under a Simplified Employee Pension are to be treated like elective deferrals under a cash or deferred arrangement under Section 401(k) of the Code and are subject to a $7,000 limitation, adjusted for inflation. In general, the employee may also contribute and deduct an additional amount not in excess of the lesser of (a) $2,000 or (b) 100% of compensation, subject to the phaseout discussed above, if the Simplified Employee Pension meets the qualifications for an Individual Retirement Annuity.

   In general, except as stated in this section, the rules discussed in "Section 408(b) Individual Retirement Annuities," immediately above, apply to a Simplified Employee Pension.

THE CONTRACTS: NON-QUALIFIED PLANS

   In the case of Non-Qualified Contracts issued in connection with retirement or deferred compensation plans which are Non-Qualified Plans, the provisions of the Plan generally determine the tax treatment of Plan participants.

   For example, contributions to, or deferred compensation in connection with, Non-Qualified Plans may or may not be currently taxable to participants.

   Payments received under a Non-Qualified Contract are subject to tax under
Section 72 of the Code. If payments are received in the form of an annuity, then, in general, each payment is taxable as ordinary income to the extent that such payment exceeds the portion of the cost basis of the annuity contract that is allocable to that payment. Payment of the proceeds of an annuity contract in a lump sum either before or at maturity is taxable as ordinary income to the extent the lump sum exceeds the cost basis of the annuity contract. If the Variable Annuitant's life span exceeds his or her life expectancy, the Variable Annuitant's cost basis will eventually be recovered, and any payments made after that point will be fully taxable. If, however, the Annuity Payments cease after the initial Annuity Payment Date by reason of the death of the Variable Annuitant, the amount of any unrecovered cost basis in the Contract will generally be allowed as a deduction to the Variable Annuitant for his or her last taxable year.

   A payment received on account of a partial redemption of an annuity contract generally is taxable as ordinary income in whole or in part. Also, if prior to the initial Annuity Payment Date, (i) an annuity contract is assigned or pledged, or (ii) a Contract issued after April 22, 1987 is transferred without adequate consideration, then the amount assigned, pledged or transferred may similarly be taxable. Special rules may apply with respect to investments in a Contract made before August 14, 1982. Because the applicable tax treatment is complex, a qualified tax advisor should be consulted prior to a partial withdrawal, assignment, pledge, or contract transfer.

   Further, in general, in the case of a payment received under a Non-Qualified Contract, a penalty may be imposed equal to 10% of the taxable portion of the payment. However, the 10% penalty does not apply in various circumstances. For example, the penalty is generally inapplicable to payments that are: (i) made on or after age 59-1/2; (ii) allocable to investments in the Contract before August 14, 1982, (iii) made on or after the death of the holder; (iv) made incident to disability; (v) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or the life expectancy) of the Variable Annuitant or the joint lives (or joint life expectancies) of the Variable Annuitant and his or her beneficiary; or (vi) made under a Contract purchased with a single premium and which has an annuity starting date commencing no later than one year from the purchase date of the annuity and which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period.

   A Non-Qualified Contract will not be treated as an annuity contract for purposes of certain Code sections, including Section 72, for any period (and any subsequent period) for which the investments made by the Fund attributable to such Non-Qualified Contract are not, in accordance with Code Section 817(h) and the Treasury regulations thereunder, adequately diversified. Although certain questions exist about the diversification standards, The Franklin believes that the Fund presently satisfies those standards and intends that the Fund will continue to be adequately diversified for those purposes.

   In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Owner], rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no guidance has been issued.

   The ownership rights under the Contract are similar to, but different in certain respects from those described by the Internal Revenue Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Fund. In addition, The Franklin does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Franklin therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Fund.

REQUIRED DISTRIBUTIONS

   In order to be treated as an annuity contract for federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Contract Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Contract Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Contract Owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of the deceased Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner.

   The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Franklin intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

AGGREGATION OF CONTRACTS

     Under a provision of the federal tax law effective for annuity contracts entered into after October 21, 1988, all annuity contracts (other than contracts held in connection with Qualified Plans) issued by the same company (or affiliates) to the same contract owner during any calendar year will generally be treated as one annuity contract for the purpose of determining the amount of any distribution, not in the form of an annuity, that is includable in gross income. This rule may have the effect of causing more rapid taxation of the distributed amounts from such combination of contracts. It is not certain how this rule will be applied or interpreted by the Internal Revenue Service. In particular, it is not clear if or how this rule applies to Immediate Variable Annuity Contracts or "split" annuity arrangements. Accordingly, a qualified tax advisor should be consulted about the application and effect of this rule.

FUTURE LEGISLATION

   Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of the Contracts. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

INCOME TAX WITHHOLDING

   Withholding of federal income tax is generally required from distributions from Qualified Plans and Non-Qualified Plans, or Contracts issued in connection therewith, to the extent the distributions are taxable and are not otherwise subject to withholding as wages ("Distributions"). See "The Contracts:
Qualified Plans," above, and "The Contracts: Non-Qualified Plans," above, regarding the taxation of Distributions.

   Federal income tax is generally required to be withheld from all or any portion of a Distribution made on or after January 1, 1993 that constitutes an "eligible rollover distribution." An "eligible rollover distribution" generally includes any distribution from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code except for (i) a distribution which is one of a series of substantially equal periodic instalments payable at least annually for the life (or over the life expectancy) of the Variable Annuitant or for the joint lives (or over the joint life expectancies) of the Variable Annuitant and his or her Beneficiary, or for a specified period of 10 years or more or (ii) a minimum distribution required pursuant to Section 401(a)(9) of the Code and (iii) an amount which is not includible in gross income (for example, the return of non-deductible contributions). Any eligible rollover distribution which is not rolled over directly from a Section 401(a) qualified trust, a Section 403(a) qualified annuity plan or a Section 403(b) qualified annuity contract to an "eligible retirement plan" is subject to mandatory federal income tax withholding in an amount equal to 20% of the eligible rollover distribution. An "eligible retirement plan" generally includes a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code, an individual retirement account described in Section 408(a) of the Code or an Individual Retirement Annuity described in Section 408(b) of the Code. Mandatory federal income tax withholding is required even if the Variable Annuitant receives an eligible rollover distribution and rolls it over within 60 days to an eligible retirement plan. Federal income tax is not required to be withheld from any eligible rollover distribution which is rolled over directly from a qualified trust described in Section 401(a) of the Code, a qualified annuity plan described in Section 403(a) of the Code or a qualified annuity contract described in Section 403(b) of the Code to an eligible retirement plan.

   Except with respect to certain payments delivered outside the United States or any possession of the United States, federal income tax is not required to be withheld from any Distribution which does not constitute an eligible rollover distribution, if the Variable Annuitant or Beneficiary properly elects in accordance with the prescribed procedures not to have withholding apply. In the absence of a proper election not to have withholding apply, the amount to be withheld from a Distribution which is not an eligible rollover distribution depends upon the type of payment being made. Generally, in the case of a periodic payment which is not an eligible rollover distribution, the amount to be withheld from such payment is the amount that would be withheld therefrom under specified wage withholding tables if the payment were a payment of wages for the appropriate payroll period. In the case of a nonperiodic payment which is not an eligible rollover distribution, the amount to be withheld is generally equal to 10% of the amount of the Distribution.

   The applicable federal law pertaining to income tax withholding from Distributions is complex and contains many special rules and exceptions in addition to the general rules summarized above. Special rules apply, for example, if the Distribution is made to the surviving spouse of a Variable Annuitant or if the Distribution is an eligible rollover distribution from a qualified annuity contract under Section 403(b) of the Code. Any Variable Annuitant or Beneficiary considering a Distribution should consult a qualified tax advisor.

                                      MANAGEMENT

   The Fund is managed by a Board of Managers elected annually by the Contract Owners. The Board of Managers currently has four members. The members of the Board of Managers also serve as the Board of Managers of Franklin Life Variable Annuity Fund A and Franklin Life Variable Annuity Fund B, separate accounts of The Franklin having investment objectives of long-term appreciation of capital through investment appreciation and retention and reinvestment of income derived mainly from investments in equity securities, particularly common stocks. The assets of Fund A are held with respect to Variable Annuity contracts used in connection with certain qualified plans and trusts or individual retirement annuities accorded special tax treatment under the Code and those of Fund B are held with respect to Variable Annuity contracts used for retirement planning for individuals and not in connection with qualified plans and trusts, individual retirement annuities or employer-related plans that are accorded such special tax treatment.

  The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board of Managers. Under the Rules and Regulations, the Board of Managers is authorized to take various actions on behalf of the Fund, including the entry into contracts for the purpose of services with respect to the Fund under circumstances where the approval of such contracts is not required to be submitted to the Contract Owners. Subject to the authority of the Board of Managers, officers and employees of The Franklin are responsible for overall management of the Fund's business affairs.

                                     VOTING RIGHTS

   All Contract Owners will have the right to vote upon:

   (1) The initial approval of any investment management agreement and any amendment thereto.

   (2)  Ratification of an independent auditor for the Fund.

   (3) Any change in the primary investment objective or fundamental investment restrictions of the Fund.

   (4) Election of members of the Board of Managers of the Fund (cumulative voting is not permitted).

   (5) Termination of the investment management agreement (such termination may also be effected by the Board of Managers).

   (6)  Any other matter submitted to them by the Board of Managers.

   The number of votes which a Contract Owner may cast as to any Contract, except after the initial Annuity Payment Date, is equal to the number of Accumulation Units credited to the Contract. With respect to any Contract as to which Annuity Payments measured by Annuity Units have commenced, the Contract Owner may cast a number of votes equal to (i) the amount of the assets in the Fund to meet the Variable Annuity obligations related to such Contract, divided by (ii) the value of an Accumulation Unit. Accordingly, the voting rights of a Contract Owner will decline during the Annuity Payment period as the amount of assets in the Fund required to meet the Annuity Payments decreases and, in addition, will decline as the value of an Accumulation Unit increases. Fractional votes will be counted.

   An employee covered by an H.R. 10 Plan, if not the Contract Owner, will have the right to instruct the Contract Owner with respect to all votes attributable to the Qualified Contract. An employee covered by a Qualified Contract issued in connection with a qualified pension or profit-sharing plan described in Section 401 of the Code will have the right to instruct the Contract Owner with respect to votes attributable to his or her payments to the plan, if any, and, to the extent authorized by the terms of the plan, with respect to any additional votes under the Qualified Contract. If Annuity Payments are being made under an annuity to a person who is not a Contract Owner, that person will have the right to instruct the Contract Owner with respect to votes attributable to the amount of the assets in the Fund to meet the Annuity Payments related to the Contract.

   Qualified Contract Owners will cast votes with respect to which instructions have been received in accordance with such instructions. Votes with respect to which employees, Variable Annuitants or other persons to whom payments are being made under a Qualified Contract are entitled to instruct the Contract Owner, but for which the Contract Owner has received no instructions, shall be cast by the Contract Owner for or against each proposal to be voted on in the same proportion as votes for which instructions have been received by such Contract Owner. If no one is entitled to instruct the Contract Owner, or if the Contract Owner receives no instructions, all votes which the Contract Owner is entitled to cast may be cast at his or her sole discretion. Neither the Fund nor The Franklin has any duty to inquire as to the instructions received or the authority of the Contract Owner to cast such votes; except to the extent that the Fund or The Franklin has actual knowledge to the contrary, the votes cast by Contract Owners will be considered valid and effective as among the Fund, The Franklin and other persons having voting rights with respect to the Fund.

   Should assets be maintained in the Fund with respect to contracts other than those offered by this Prospectus, contract owners under such contracts would be entitled to vote, and their votes would be computed in a similar manner. Assets maintained by The Franklin in the Fund in excess of the amounts attributable to the Contracts or other contracts of The Franklin will entitle The Franklin to vote and its vote would be computed in a similar manner. The Franklin will cast its votes in the same proportion as the votes cast by Contract Owners and the owners of such other contracts.

   The number of votes which each Contract Owner may cast at a meeting shall be determined as of a record date to be chosen by the Board of Managers within 120 days of the date of the meeting. At least 20 days' written notice of the meeting will be given to Contract Owners of record. To be entitled to vote or to receive notice, a Contract Owner must have been such on the record date.

                            DISTRIBUTION OF THE CONTRACTS

   Franklin Financial Services Corporation ("Franklin Financial") serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts pursuant to a Sales Agreement with the Fund. The Sales Agreement is described under "Distribution of The Contracts" in the Statement of Additional Information. Franklin Financial, located at #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin.

   The Fund no longer offers new Contracts. Commissions are paid to registered representatives of Franklin Financial with respect to Stipulated Payments received by The Franklin under the Contracts to a maximum of 2% of such Stipulated Payments.

                                   STATE REGULATION

   As a life insurance company organized and operated under Illinois law, The Franklin is subject to statutory provisions governing such companies and to regulation by the Illinois Director of Insurance. An annual statement is filed with the Director on or before March 1 of each year covering the operations of The Franklin for the preceding year and its financial condition on December 31 of such year. The Franklin's books and accounts are subject to review and examination by the Illinois Insurance Department at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") periodically. The NAIC has divided the country into six geographic zones. A representative of each such zone may participate in the examination.

   In addition, The Franklin is subject to the insurance laws and regulations of the jurisdictions other than Illinois in which it is licensed to operate. Generally, the insurance departments of such jurisdictions apply the laws of Illinois in determining permissible investments for The Franklin.

   For certain provisions of Illinois law applicable to the Fund's investments, see "Investment Policies and Restrictions of the Fund," above.

                                  REPORTS TO OWNERS

   The Franklin will mail to the Contract Owner, at the last known address of record at the Home Office of The Franklin, at least annually, a report containing such information as may be required by any applicable law or regulation and a statement showing the then Cash Value of his or her Contract.

                                 FUNDAMENTAL CHANGES

   Upon compliance with applicable law, including obtaining any necessary affirmative vote of Contract Owners in each case: (a) the Fund may be operated in a form other than as a "management company" under the Investment Company Act of 1940 (including operation as a "unit investment trust"); (b) the Fund may be deregistered under the Investment Company Act of 1940 in the event such registration is no longer required; or (c) the provisions of the Contracts may be modified to assure qualification under the pertinent provisions of the Code or to comply with other applicable federal or state laws. In the event of any such fundamental change, The Franklin may make appropriate amendments to the Contracts to give effect to such change or take such other action as may be necessary in this respect.

   The Board of Managers of the Fund, and the respective Board of Managers of each of Franklin Life Variable Annuity Fund A ("Fund A") and Franklin Life Variable Annuity Fund B ("Fund B"), have approved resolutions whereby Contract Owners will be asked during 1998 to approve or to disapprove an Agreement and Plan of Reorganization ("the Agreement") and related transactions (together, the Agreement and related transactions are the "Reorganization") whereby: (i) the Fund will be restructured into a single unit investment trust consisting of three subaccounts; (ii) the assets of each of the Fund, Fund A and Fund B will be liquidated and the proceeds transferred to one of the three subaccounts in the restructured Fund (so that the interests of Contract Owners and of Fund A and Fund B contract owners will continue as interests in the restructured Fund); and (iii) each subaccount will invest exclusively in shares of a specified mutual fund portfolio.

   Contract Owners will be provided with a proxy statement describing the Reorganization in detail. If the Reorganization is approved, then immediately following the consummation of the Reorganization, each Contract Owner will have an interest in a number of units in a subaccount of the restructured Fund having a value equal to the value of the Contract Owner's interest in a Fund immediately prior to the Reorganization.

                                 YEAR 2000 TRANSITION

   Like all financial services providers, The Franklin utilizes systems that may be affected by Year 2000 transition issues and it relies on service providers, including banks, custodians, and investment managers that also may be affected. The Franklin and its affiliates have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that their service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on The Franklin. However, as of the date of this prospectus, it is not anticipated that Contract Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. The Franklin currently anticipates that its systems will be Year 2000 compliant on or about December 31, 1998, but there can be no assurance that The Franklin will be successful, or that interaction with other service providers will not impair The Franklin's services at that time.

                                  LEGAL PROCEEDINGS

   In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. The Franklin is a defendant in certain purported class action lawsuits. These claims are being defended vigorously by The Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. The Franklin nevertheless believes that the ultimate outcome of all such pending litigation should not have a material adverse effect on the Fund or on The Franklin's financial position; however, it is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on The Franklin's results of operations for a given period. No provision has been made in the consolidated financial statements related to this pending litigation because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

   The Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, The Franklin believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Fund or on The Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                                REGISTRATION STATEMENT

   A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Contracts offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement and amendments thereto and exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Fund, The Franklin and the Contracts offered hereby. Statements contained in this Prospectus as to the content of Contracts and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

            OTHER VARIABLE ANNUITY CONTRACTS; EFFECT OF NON-QUALIFICATION

   The Franklin may offer, under other prospectuses, other variable annuity contracts having interests in the Fund and containing different terms and conditions from those offered hereby.

   In the event that a plan intended to qualify as a Qualified Plan under the Code fails to meet the applicable qualification requirements under the Code (including Section 818(a)) or in the event a Qualified Plan ceases to qualify thereunder, The Franklin shall have the right, upon receiving notice of such non-qualification, to treat any such Contract issued in connection with such a plan as a Non-Qualified Contract participating in the Fund.

                                  YIELD INFORMATION

   In accordance with regulations adopted by the Securities and Exchange Commission, the Fund has computed an annualized yield and an effective yield for a seven-day period ending on the date of the Fund's most recent balance sheet. The annualized yield is computed by determining the net change, exclusive of realized gains and losses from the sale of investments, unrealized appreciation and depreciation on investments, and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the seven-day period (the "base period return") and multiplying this result by 365/7 to obtain an annualized yield. The annualized yield for the seven calendar day period ended December 31, 1997 was 3.93%. The effective yield is computed by compounding the base period return by adding one, raising the sum to a power equal to 365 divided by 7, and substracting one from the result. The effective yield for the seven calendar day period ended December 31, 1997 was 4.00%. The effective yield is higher because it represents a compound yield, i.e., it assumes that the increase in account value represented by the base period return is reinvested.

   Yield as determined with respect to a portfolio composed primarily of money market securities normally will fluctuate on a daily basis and is affected by changes in interest rates on money market securities, average portfolio maturities, the type and quality of portfolio securities held and the expenses of the Fund. Therefore, the yield for any given past period should not be considered as a representation of the yield for any future period.

   In addition, although yield information may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives, it should be kept in mind that the Fund's yield cannot be compared to the yield on bank deposits and other investments which pay fixed yields for a stated period of time and that other investment companies may calculate yield on additional bases. When comparing the yields of investment companies, consideration should be given to the quality and maturity of the portfolio of securities of each company as well as to the type of expenses incurred. In this connection, it should be noted that the accrued expenses of the Fund differ from those incurred under conventional money market funds that do not offer variable annuity contracts in that additional charges are made against the Fund relating to The Franklin's assumption of mortality and expense risks under the Contract. See "Mortality and Expense Risk Charge," above. In addition, the yield information contained herein does not reflect administration deductions from Stipulated Payments or deductions for premium taxes, which would reduce the yield and effective yield contained herein. Furthermore, unlike investments in conventional money market funds which may be held on a non-qualified basis by the investor, investment income earned by the Fund during the accumulation period is not currently taxable to holders of Contracts. See "Federal Income Tax Status," above.

               TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                          PAGE IN STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                         ----------------------
General Information . . . . . . . . . . . . . . . . . .              3
Investment Objectives . . . . . . . . . . . . . . . . .              3
Limitations on Settlement Options . . . . . . . . . . .              3
Management. . . . . . . . . . . . . . . . . . . . . . .              5
Investment Advisory and Other Services. . . . . . . . .              7
Distribution of The Contracts . . . . . . . . . . . . .              8
Portfolio Turnover and Brokerage. . . . . . . . . . . .              9
Safekeeper of Securities. . . . . . . . . . . . . . . .             10
Legal Matters . . . . . . . . . . . . . . . . . . . . .             10
Experts . . . . . . . . . . . . . . . . . . . . . . . .             10
Index to Financial Statements . . . . . . . . . . . . .            F-1

                            APPENDIX-DEBT SECURITY RATINGS

STANDARD & POOR'S CORPORATION-BOND RATINGS

   AAA-Highest grade. Capacity to pay principal and interest is extremely strong. AA-High grade. Capacity to pay principal and interest is very strong, and in the majority of instances these bonds differ from AAA issues only in a small degree. A-Strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC.-BOND RATINGS

   Aaa-Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa-High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger. A-Upper medium grade. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

COMMERCIAL PAPER RATINGS

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. An A-1 rating (highest quality) by Standard & Poor's indicates that the degree of safety regarding timely repayment is strong. An A-2 rating indicates that capacity for timely payment is satisfactory, although the relative degree of safety is not as high as for issues designated A-1. An A-3 rating indicates adequate capacity for repayment but with more vulnerability to the adverse effects of changes in circumstances than obligations carrying the higher designations.

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers (or institutions supplying credit support) rated Prime-1 (Moody's highest rating) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers (or institutions supplying credit support) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers (or institutions supplying credit support) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

PROSPECTUS








FRANKLIN LIFE MONEY
MARKET VARIABLE
ANNUITY FUND C


INDIVIDUAL VARIABLE
ANNUITY CONTRACTS


ISSUED BY
THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713



--------------------------------------------------------------------------------
                          Complete and return this form to:


The Franklin Life Insurance Company
#1 Franklin Square
Springfield, Illinois 62713
Attention:  Box 1018
(800) 528-2011, extension 2591


Please send me the Statement of Additional Information dated April 30, 1998 for Franklin Life Money Market Variable Annuity Fund C.


--------------------------------------------------------------------------------
                                       (Name)


--------------------------------------------------------------------------------
                                       (Street)


--------------------------------------------------------------------------------
(City)                                 (State)                    (Zip Code)

--------------------------------------------------------------------------------

                                      APPENDIX E

                      AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                                      PROSPECTUS

AMERICAN GENERAL SERIES
PORTFOLIO COMPANY
                                              2929 ALLEN PARKWAY
                                              HOUSTON, TEXAS 77019
                                              OCTOBER 1, 1998
PROSPECTUS                           (AS SUPPLEMENTED THROUGH FEBRUARY 22, 1999)

The American General Series Portfolio Company (the "Series Company") is a mutual fund made up of 13 separate Funds (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus. Here is a summary of the goals of the 13 Funds:

INDEX EQUITY FUNDS:

          INTERNATIONAL EQUITIES FUND
          Growth through investments tracking the EAFE Index.

          MIDCAP INDEX FUND
          Growth through investments tracking the S&P MidCap 400 Index.

          SMALL CAP INDEX FUND
          Growth through investments tracking the Russell 2000 Index.

          STOCK INDEX FUND
          Growth through investments tracking the S&P 500 Index.

ACTIVELY MANAGED EQUITY FUNDS:

          GROWTH FUND
          Growth through investments in service sector companies.

          GROWTH & INCOME FUND
          Growth and income through investments in stocks (or securities convertible into stocks).
INCOME FUNDS:

          CAPITAL CONSERVATION FUND
          Income and possible growth through investments in high quality debt securities.

          GOVERNMENT SECURITIES FUND
          Income and possible growth through investments in intermediate and long-term government debt securities.

          INTERNATIONAL GOVERNMENT BOND FUND
          Income and possible growth through investments in high quality foreign government debt securities.

SPECIALTY EQUITY FUNDS:

          SCIENCE & TECHNOLOGY FUND
          Growth through investments in stocks of companies which benefit from development of science and technology.

          SOCIAL AWARENESS FUND
          Growth through investments in stocks of companies meeting social criteria of the Fund.

MONEY MARKET FUND:

          MONEY MARKET FUND
          Income through investments in short-term money market securities.

ASSET ALLOCATION FUND:

          ASSET ALLOCATION FUND
          Maximum return through investments in a mix of stocks, bonds and money market securities.

SHARES OF THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THIS FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

These Funds are available to you only through a variable annuity contract or variable life insurance policy you or your employer bought from The Variable Annuity Life Insurance Company ("VALIC") or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. VALIC is a member of the American General Corporation group of companies.

This prospectus sets forth concisely the information you should know before investing in the Funds.

Because different contracts contain different combinations of Funds, all of the Funds in this prospectus may not be available to you. And, there may be some Funds that are available to you that don't appear in this prospectus. See the separate prospectus that describes your, or your employer's, annuity contract for a complete list of Funds in which you may invest. BE SURE TO READ BOTH PROSPECTUSES IN FULL BEFORE YOU START PARTICIPATING AND KEEP THEM FOR FUTURE REFERENCE.

VALIC has filed a Statement of Additional Information, dated October 1, 1998 (as supplemented through February 22, 1999), with the Securities and Exchange Commission ("SEC"). This Statement contains additional information about these Funds and is part of this prospectus. For a free copy, write to the American General Series Portfolio Company at the address above or call 1-800-44-VALIC. The Statement of Additional Information has been filed with the SEC and is available along with other related materials at the SEC's internet web site (http://www.sec.gov.).

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE FUNDS. ALSO, IT HAS NOT PASSED ON WHETHER THIS PROSPECTUS IS ADEQUATE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                                   PAGE
                                                   ----
COVER PAGE
WELCOME........................................      1
EXPENSE SUMMARY................................      2
FINANCIAL HIGHLIGHTS...........................      3
ABOUT THE SERIES COMPANY'S MANAGEMENT..........     10
     Investment Adviser........................     10
     Investment Sub-advisers...................     10
     Portfolio Manager.........................     10
     How Advisers Are Paid for Their
       Services................................     11
     About the Board of Directors..............     12
ABOUT THE FUNDS................................     13
     Growth, Income and Stability Categories...     13
     About Level of Risk.......................     13
     About Portfolio Turnover..................     13
     About Fund Performance....................     14
ABOUT INDEX EQUITY FUNDS.......................     15
HOW TO READ A FUND FACT SHEET..................     17
FUND FACT SHEETS...............................     18
     Asset Allocation Fund.....................     18
     Capital Conservation Fund.................     20
     Government Securities Fund................     22
     Growth Fund...............................     24
     Growth & Income Fund......................     26
     International Equities Fund...............     28
     International Government Bond Fund........     30
     MidCap Index Fund.........................     32
     Money Market Fund.........................     34
     Science & Technology Fund.................     36
     Small Cap Index Fund......................     38
     Social Awareness Fund.....................     40
     Stock Index Fund..........................     42

                                                   PAGE
                                                   ----
TYPES OF INVESTMENTS...........................     44
     Stocks....................................     44
     Bonds.....................................     44
          Asset-Backed Securities..............     44
          Loan Participations..................     44
     Mortgage-Related Securities...............     45
     Illiquid Securities.......................     45
     Foreign Securities........................     45
     ADRs......................................     46
     Foreign Currency..........................     46
     When-Issued Securities....................     46
     Money Market Securities...................     46
     Variable Rate Demand Notes................     46
     Derivatives...............................     46
          Options..............................     46
          Futures Contracts....................     47
     Repurchase Agreements.....................     47
     A Word About Risk.........................     47
     Investment Practices......................     48
          Limitations..........................     48
          Lending Portfolio Securities.........     48
ABOUT THE SERIES COMPANY.......................     49
     Series Company Shares.....................     49
     Net Asset Value of the Series Company
       Shares..................................     49
     Dividends and Capital Gains...............     50
     Diversification...........................     50
     Taxes.....................................     51
     Voting Rights.............................     51
     Year 2000 Risks...........................     51
     Reports...................................     51

                                      (i)

WELCOME
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words we, our, and VALIC mean The Variable Annuity Life Insurance Company. The words you and your mean the participant.

American General Series Portfolio Company (the "Series Company") was incorporated under the laws of Maryland on December 7, 1984.

The Series Company is an open-end management investment company and currently consists of 13 different Funds, each of which is described in detail in this prospectus. We serve as each Fund's Investment Adviser and, in this role, report directly to the Series Company's Board of Directors. As Investment Adviser, we make investment decisions for the Funds, are responsible for their day to day operations and perform the cash management function. For more information, see "About the Series Company's Management" in this prospectus.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract, variable life policy, or employer plan with VALIC or one of its affiliates, or employee thrift plans maintained by VALIC or American General Corporation. Most often employers set up these annuity contracts so they can offer their employees a way to save for retirement or assist them in estate planning. Retirement plans through employers may be entitled to tax benefits that individual retirement plans may not be entitled to. These tax benefits are fully explained in your contract prospectus.

After you invest in a Fund you participate in Fund earnings or losses, in proportion to the amount of money you invest. Depending on your contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals.

All inquiries regarding this prospectus and annuity contracts issued by VALIC should be directed, in writing, to VALIC Customer Service, A3-01, 2929 Allen Parkway, Houston, Texas 77019, or by calling 1-800-633-8960.

All inquiries regarding annuity contracts or variable life policies issued by American General Life Insurance Company (AGL) should be directed to AGL's Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191 or call 1-800-813-5065. AGL is a member of the American General Corporation group of companies, as is VALIC.

OPEN-END means shares of the
FUNDS can be bought or sold by
the Series Company at any
time. Also, there is no limit on the
number of investors who may
buy shares.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

Annual fund operating expenses are the fees paid out of the assets of a Fund. Each Fund pays a management fee to VALIC. The expenses paid by a Fund are factored into the calculation of its share price or dividends and are not charged directly to investors. The expenses reflected in the tables below are based on the Funds' annual operating expenses for the fiscal year ended May 31, 1998.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets)
--------------------------------------------------------------------------------

                                           ASSET        CAPITAL      GOVERNMENT
                                         ALLOCATION   CONSERVATION   SECURITIES   GROWTH    GROWTH &     INTERNATIONAL
                                            FUND          FUND          FUND       FUND    INCOME FUND   EQUITIES FUND
                                         ----------   ------------   ----------   ------   -----------   -------------
Management Fee                             0.50%         0.50%         0.50%      0.80%       0.75%         0.35%
Other Expenses                             0.04%         0.04%         0.04%      0.04%       0.05%         0.05%
                                           -----         -----         -----      -----       -----          ----
Total Fund Operating Expenses              0.54%         0.54%         0.54%      0.84%       0.80%         0.40%
                                           =====         =====         =====      =====       =====          ====

                                         INTERNATIONAL
                                          GOVERNMENT
                                           BOND FUND
                                         -------------
Management Fee                               0.50%
Other Expenses                               0.05%
                                             -----
Total Fund Operating Expenses                0.55%
                                             =====

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES:
(as a percentage of net assets)
--------------------------------------------------------------------------------

                                                                     SCIENCE &                  SOCIAL
                                          MID CAP     MONEY MARKET   TECHNOLOGY   SMALL CAP    AWARENESS     STOCK
                                         INDEX FUND       FUND          FUND      INDEX FUND     FUND      INDEX FUND
                                         ----------   ------------   ----------   ----------   ---------   ----------
Management Fee                             0.32%         0.50%         0.90%        0.35%         0.50%      0.27%
Other Expenses                             0.04%         0.04%         0.05%        0.04%         0.04%      0.04%
                                           -----         -----         -----        -----        -----       -----
Total Fund Operating Expenses              0.36%         0.54%         0.95%        0.39%         0.54%      0.31%
                                           =====         =====         =====        =====        =====       =====

--------------------------------------------------------------------------------

The purpose of the expense tables above is to assist investors in understanding the various costs and expenses that a shareholder of a Fund will bear directly or indirectly. Each Fund's annual operating expenses do not reflect expenses imposed by separate accounts of VALIC through which an investment in each Fund is made or their related contracts. A separate account's expenses are fully explained in your contract prospectus.

FINANCIAL HIGHLIGHTS
A FUND'S FISCAL YEAR ends every May 31st.

Financial highlights are provided below for each of the Funds. The financial highlights are for the last 10 years of the Funds or if the Fund has been in operation a shorter period of time, since the date the Fund began operation. Ernst & Young LLP, Independent Auditors for the Series Company, has audited the Series Company's financial statements which include the information presented here. Their unqualified report appears in those audited financial statements, which are included in the Statement of Additional Information.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the period beginning June 1, 1996.

ASSET ALLOCATION FUND(1)
--------------------------------------------------------------------------------

                                                             FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $12.57     $12.55     $11.24     $10.84     $11.18     $10.66     $11.05
                                     --------   --------   --------   --------   --------   --------   --------
+ INCOME (LOSS)
   from net investment income            0.41       0.77       0.44       0.44       0.37       0.35       0.30
   from net realized & unrealized
     gain (loss) on securities           2.24       1.44       1.53       0.82      (0.15)      0.61      (0.19)
                                     --------   --------   --------   --------   --------   --------   --------
   total income from investment
     operations                          2.65       2.21       1.97       1.26       0.22       0.96       0.11
                                     --------   --------   --------   --------   --------   --------   --------
- DISTRIBUTIONS
   from net investment income           (0.41)     (0.78)     (0.44)     (0.44)     (0.37)     (0.35)     (0.30)
   from net realized gain on
     securities                         (0.79)     (1.41)     (0.22)     (0.42)     (0.19)     (0.09)     (0.20)
                                     --------   --------   --------   --------   --------   --------   --------
   total distributions                  (1.20)     (2.19)     (0.66)     (0.86)     (0.56)     (0.44)     (0.50)
                                     --------   --------   --------   --------   --------   --------   --------
= SHARE VALUE
   AT END OF YEAR                      $14.02     $12.57     $12.55     $11.24     $10.84     $11.18     $10.66
                                     ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN                           21.94%     15.89%     17.90%     12.43%      1.86%      9.17%      0.87%
                                     ========   ========   ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                               0.54%      0.57%      0.57%      0.58%      0.59%      0.70%      0.90%
 Ratio of net investment income to
   average net assets                   3.02%      3.26%      3.62%      4.03%      3.24%      3.28%      2.72%
 Portfolio turnover rate                  24%       103%       119%       133%        76%        78%       111%
 Number of shares outstanding at
   end of year (000's)                 14,269     14,107     15,142     16,319     17,956     14,758     13,341
 Net assets at end of year (000's)   $200,099   $177,347   $190,024   $183,393   $194,576   $165,002   $142,213
 Average net assets during the year
   (000's)                           $188,184   $179,615   $187,576   $186,487   $185,036   $151,450   $137,179
 Average commission rate paid         $0.0205    $0.0401        N/A        N/A        N/A        N/A        N/A

                                       FISCAL YEAR ENDED MAY 31,
                                     ------------------------------
                                       1991       1990       1989
                                     --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $10.48     $10.06      $9.40
                                     --------   --------   --------
+ INCOME (LOSS)
   from net investment income            0.40       0.55       0.62
   from net realized & unrealized
     gain (loss) on securities           0.57       0.44       0.65
                                     --------   --------   --------
   total income from investment
     operations                          0.97       0.99       1.27
                                     --------   --------   --------
- DISTRIBUTIONS
   from net investment income           (0.40)     (0.57)     (0.61)
   from net realized gain on
     securities                            --         --         --
                                     --------   --------   --------
   total distributions                  (0.40)     (0.57)     (0.61)
                                     --------   --------   --------
= SHARE VALUE
   AT END OF YEAR                      $11.05     $10.48     $10.06
                                     ========   ========   ========
TOTAL RETURN                            9.75%     10.06%     14.00%
                                     ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                               0.92%      0.92%      1.00%
 Ratio of net investment income to
   average net assets                   3.94%      5.38%      6.43%
 Portfolio turnover rate                  55%        51%        93%
 Number of shares outstanding at
   end of year (000's)                 11,891     11,158      9,969
 Net assets at end of year (000's)   $131,416   $116,966   $100,248
 Average net assets during the year
   (000's)                           $116,266   $107,626   $ 92,364
 Average commission rate paid             N/A        N/A        N/A

(1) The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

CAPITAL CONSERVATION FUND
--------------------------------------------------------------------------------

                                                             FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $9.31       $9.23     $9.52      $9.13      $9.87      $9.29      $8.81
                                     -------    --------   -------    -------    -------    -------    -------
+ INCOME (LOSS)
   from net investment income           0.61        0.62      0.62       0.63       0.61       0.65       0.69
   from net realized & unrealized
   gain (loss) on securities            0.37        0.08     (0.29)      0.39      (0.69)      0.58       0.48
                                     -------    --------   -------    -------    -------    -------    -------
   total income (loss) from
   investment operations                0.98        0.70      0.33       1.02      (0.08)      1.23       1.17
                                     -------    --------   -------    -------    -------    -------    -------
- DISTRIBUTIONS
   from net investment income          (0.61)      (0.62)    (0.62)     (0.63)     (0.61)     (0.65)     (0.69)
   from net realized gain on
     securities                           --          --        --         --      (0.05)        --         --
                                     -------    --------   -------    -------    -------    -------    -------
   total distributions                 (0.61)      (0.62)    (0.62)     (0.63)     (0.66)     (0.65)     (0.69)
                                     -------    --------   -------    -------    -------    -------    -------
= SHARE VALUE
   AT END OF YEAR                      $9.68       $9.31     $9.23      $9.52      $9.13      $9.87      $9.29
                                     =======    ========   =======    =======    =======    =======    =======
TOTAL RETURN                          10.76%       7.75%     3.41%     11.80%     (1.13)%    13.60%     13.72%
                                     =======    ========   =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.54%       0.57%     0.57%      0.58%      0.59%      0.67%      0.77%
 Ratio of net investment income to
   average net assets                  6.32%       6.59%     6.47%      6.88%      6.24%      6.77%      7.80%
 Portfolio turnover rate                 14%         45%       80%       100%        55%        58%       121%
 Number of shares outstanding at
   end of period (000's)               6,577       7,168     7,604      6,935      6,712      5,095      3,939
 Net assets at end of period
   (000's)                           $63,654     $66,747   $70,212    $66,031    $61,305    $50,290    $36,609
 Average net assets during the
   period (000's)                    $66,996     $69,352   $70,271    $61,568    $59,210    $43,316    $29,793

                                       FISCAL YEAR ENDED MAY 31,
                                     ------------------------------
                                       1991       1990       1989
                                     --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $9.08      $9.48      $9.29
                                     -------    -------    -------
+ INCOME (LOSS)
   from net investment income           0.73       0.80       0.75
   from net realized & unrealized
   gain (loss) on securities           (0.27)     (0.36)      0.17
                                     -------    -------    -------
   total income (loss) from
   investment operations                0.46       0.44       0.92
                                     -------    -------    -------
- DISTRIBUTIONS
   from net investment income          (0.73)     (0.84)     (0.73)
   from net realized gain on
     securities                           --         --         --
                                     -------    -------    -------
   total distributions                 (0.73)     (0.84)     (0.73)
                                     -------    -------    -------
= SHARE VALUE
   AT END OF YEAR                      $8.81      $9.08      $9.48
                                     =======    =======    =======
TOTAL RETURN                           5.40%      4.73%     10.45%
                                     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.83%      0.83%      0.88%
 Ratio of net investment income to
   average net assets                  8.25%      8.64%      8.82%
 Portfolio turnover rate                142%       125%        55%
 Number of shares outstanding at
   end of period (000's)               2,333      1,983      1,429
 Net assets at end of period
   (000's)                           $20,541    $18,006    $13,544
 Average net assets during the
   period (000's)                    $19,105    $16,278     $9,562

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                                                             FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $9.67       $9.61     $9.89      $9.55     $10.30      $9.84      $9.34
                                     -------    --------   -------    -------    -------    -------    -------
+ INCOME (LOSS)
   from investment income               0.58        0.59      0.61       0.60       0.55       0.61       0.65
   from net realized & unrealized
     gain (loss) on securities          0.42        0.06     (0.28)      0.35      (0.59)      0.59       0.49
                                     -------    --------   -------    -------    -------    -------    -------
   total income (loss) from
     investment operations              1.00        0.65      0.33       0.95      (0.04)      1.20       1.14
                                     -------    --------   -------    -------    -------    -------    -------
- DISTRIBUTIONS
   from net investment income          (0.58)      (0.59)    (0.61)     (0.61)     (0.55)     (0.61)     (0.64)
   from net realized gain on
     securities                           --          --        --         --      (0.16)     (0.13)        --
                                     -------    --------   -------    -------    -------    -------    -------
   total distributions                 (0.58)      (0.59)    (0.61)     (0.61)     (0.71)     (0.74)     (0.64)
                                     -------    --------   -------    -------    -------    -------    -------
= SHARE VALUE
   AT END OF YEAR                     $10.09       $9.67     $9.61      $9.89      $9.55     $10.30      $9.84
                                     =======    ========   =======    =======    =======    =======    =======
TOTAL RETURN                          10.60%       6.94%     3.32%     10.43%     (0.66)%    12.56%     12.60%
                                     =======    ========   =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.54%       0.56%     0.56%      0.58%      0.59%      0.67%      0.76%
 Ratio of net investment income to
   average net assets                  5.82%       6.11%     6.21%      6.36%      5.44%      6.08%      6.77%
 Portfolio turnover rate                 24%         38%       36%       229%        85%       105%        78%
 Number of shares outstanding at
   end of year (000's)                 9,129       8,672     8,164      5,478      4,544      3,110      2,090
 Net assets at end of year (000's)   $92,120     $83,827   $78,423    $54,174    $43,401    $32,023    $20,559
 Average net assets during the year
   (000's)                           $87,574     $83,293   $68,017    $45,200    $41,596    $26,145    $17,069

                                     FISCAL YEAR ENDED MAY 31,
                                     --------------------------
                                       1991      1990     1989
                                     --------   ------   ------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $9.20    $9.42     $9.24
                                     -------    ------   ------
+ INCOME (LOSS)
   from investment income               0.66     0.70      0.71
   from net realized & unrealized
     gain (loss) on securities          0.14    (0.17)     0.15
                                     -------    ------   ------
   total income (loss) from
     investment operations              0.80     0.53      0.86
                                     -------    ------   ------
- DISTRIBUTIONS
   from net investment income          (0.66)   (0.75)    (0.68)
   from net realized gain on
     securities                           --       --        --
                                     -------    ------   ------
   total distributions                 (0.66)   (0.75)    (0.68)
                                     -------    ------   ------
= SHARE VALUE
   AT END OF YEAR                      $9.34    $9.20     $9.42
                                     =======    ======   ======
TOTAL RETURN                           9.28%    5.76%     9.57%
                                     =======    ======   ======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.87%    0.86%     0.85%
 Ratio of net investment income to
   average net assets                  7.25%    7.77%     7.89%
 Portfolio turnover rate                 87%      85%       38%
 Number of shares outstanding at
   end of year (000's)                 1,468      978       570
 Net assets at end of year (000's)   $13,711    $8,997   $5,374
 Average net assets during the year
   (000's)                           $11,393    $7,233   $4,565

GROWTH FUND
--------------------------------------------------------------------------------

                                                         FISCAL YEAR ENDED MAY 31,                                  PERIOD FROM
                                    -------------------------------------------------------------------           APRIL 29, 1994
                                       1998                1997               1996               1995             TO MAY 31, 1994
                                    ----------           --------           --------           --------           ---------------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD      $17.62             $16.49             $11.43              $9.87                $10.00(1)
                                    ----------           --------           --------           --------               -------
+ INCOME (LOSS)
   from net investment income            (0.02)              0.02               0.11               0.04                  0.01
   from net realized & unrealized
     gain (loss) on securities            4.82               1.45               5.27               1.56                 (0.13)
                                    ----------           --------           --------           --------               -------
   total income (loss) from
     investment operations                4.80               1.47               5.38               1.60                 (0.12)
                                    ----------           --------           --------           --------               -------
- DISTRIBUTIONS
   from net investment income            (0.01)             (0.01)             (0.09)             (0.04)                (0.01)
   from net realized gain on
     securities                          (0.33)             (0.33)             (0.23)                --                    --
                                    ----------           --------           --------           --------               -------
   total distributions                   (0.34)             (0.34)             (0.32)             (0.04)                (0.01)
                                    ----------           --------           --------           --------               -------
= SHARE VALUE
   AT END OF PERIOD                     $22.08             $17.62             $16.49             $11.43                 $9.87
                                    ==========           ========           ========           ========               =======
TOTAL RETURN                            27.41%              9.00%             47.46%             16.25%               (1.19)%
                                    ==========           ========           ========           ========               =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                                0.84%              0.86%              0.83%              0.91%                 0.08%
 Ratio of net investment income to
   average net assets                  (0.11)%              0.09%              0.89%              0.41%                 0.11%
 Portfolio turnover rate                   43%                40%                36%                61%                    0%
 Number of shares outstanding at
   end of year (000's)                  49,832             42,422             25,826              8,800                 1,001
 Net assets at end of year (000's)  $1,100,137           $747,654           $425,787           $100,614                $9,885
 Average net assets during the
   year (000's)                       $946,335           $588,056           $238,228           $ 42,232                $9,944
 Average commission rate paid          $0.0474            $0.0499                N/A                N/A                   N/A

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on April 29, 1994.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                                                                    PERIOD FROM
                                                           FISCAL YEAR ENDED MAY 31,                               APRIL 29, 1994
                                       -----------------------------------------------------------------                 TO
                                         1998               1997               1996               1995              MAY 31, 1994
                                       --------           --------           --------           --------           --------------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD       $16.86             $14.78             $11.09             $9.87                $10.00(1)
                                       --------           --------           --------           -------               -------
+ INCOME (LOSS)
   from net investment income              0.08               0.10               0.08              0.09                  0.02
   from net realized & unrealized
     gain (loss) on securities             3.26               2.38               3.77              1.22                 (0.13)
                                       --------           --------           --------           -------               -------
   total income (loss) from
     investment operations                 3.34               2.48               3.85              1.31                 (0.11)
                                       --------           --------           --------           -------               -------
- DISTRIBUTIONS
   from net investment income             (0.08)             (0.10)             (0.07)            (0.09)                (0.02)
   from net realized gain on
     securities                           (0.21)             (0.29)             (0.09)               --                    --
                                       --------           --------           --------           -------               -------
   total distributions                    (0.29)             (0.39)             (0.16)            (0.09)                (0.02)
                                       --------           --------           --------           -------               -------
= SHARE VALUE
   AT END OF PERIOD                      $19.91             $16.87             $14.78            $11.09                 $9.87
                                       ========           ========           ========           =======               =======
TOTAL RETURN                             19.87%             17.08%             34.85%            13.35%               (1.11)%
                                       ========           ========           ========           =======               =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                                 0.80%              0.81%              0.79%             0.86%                 0.07%
 Ratio of net investment income to
   average net assets                     0.43%              0.70%              0.63%             0.93%                 0.22%
 Portfolio turnover rate                    78%                45%                64%               97%                   11%
 Number of shares outstanding at end
   of year (000's)                       13,619             12,422              7,685             3,867                 1,002
 Net assets at end of year (000's)     $271,159           $209,545           $113,546           $42,867                $9,890
 Average net assets during the year
   (000's)                             $252,647           $161,226            $75,158           $21,910                $9,946
 Average commission rate paid           $0.0500            $0.0500                N/A               N/A                   N/A

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on April 29, 1994.

INTERNATIONAL EQUITIES FUND
--------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                                                                                                      OCTOBER 2,
                                                            FISCAL YEAR ENDED MAY 31,                                    1989
                              -------------------------------------------------------------------------------------   TO MAY 31,
                                1998       1997       1996       1995       1994       1993       1992       1991        1990
                              --------   --------   --------   --------   --------   --------   --------   --------   -----------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF
  PERIOD                        $11.44     $11.15     $10.42     $10.14      $8.99     $8.03      $8.58      $9.17       $10.00(1)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
+ INCOME (LOSS)
   from net investment
   income                         0.23       0.20       0.17       0.15       0.11      0.18       0.15       0.23         0.10
   from net realized &
     unrealized gain (loss)
     on securities                0.85       0.63       0.97       0.34       1.17      0.93      (0.55)     (0.59)       (0.83)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
   total income (loss) from
     investment operations        1.08       0.83       1.14       0.49       1.28      1.11      (0.40)     (0.36)       (0.73)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
- DISTRIBUTIONS
   from net investment
   income                        (0.24)     (0.19)     (0.17)     (0.15)     (0.11)    (0.15)     (0.15)     (0.23)       (0.10)
   from net realized gain on
     securities                  (0.33)     (0.35)     (0.24)     (0.06)     (0.02)       --         --         --           --
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
   total distributions           (0.57)     (0.54)     (0.41)     (0.21)     (0.13)    (0.15)     (0.15)     (0.23)       (0.10)
                              --------   --------   --------   --------   --------   -------    -------    -------     --------
= SHARE VALUE
   AT END OF PERIOD             $11.95     $11.44     $11.15     $10.42     $10.14     $8.99      $8.03      $8.58        $9.17
                              ========   ========   ========   ========   ========   =======    =======    =======     ========
TOTAL RETURN                     9.92%      7.74%     11.14%      4.92%     14.31%    14.18%     (4.69)%   (3.71)%        (7.42)%
                              ========   ========   ========   ========   ========   =======    =======    =======     ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to
   average net assets            0.40%      0.42%      0.42%      0.45%      0.47%     0.53%      0.65%      0.37%        0.19%
 Ratio of net investment
   income to average net
   assets                        1.92%      1.75%      1.65%      1.47%      1.43%     2.33%      1.84%      2.67%        1.10%
 Portfolio turnover rate            9%        12%        20%        14%         7%        9%         5%         3%           0%
 Number of shares
   outstanding at end of
   year (000's)                 13,009     15,857     18,497     20,074     17,273     7,429      4,256      2,451        1,310
 Net assets at end of year
   (000's)                    $155,469   $181,437   $206,259   $209,091   $175,183   $66,809    $34,182    $21,036      $12,005
 Average net assets during
   the year (000's)           $165,984   $191,117   $204,792   $199,235   $117,264   $45,509    $26,542    $15,693      $ 7,853
 Average commission rate
   paid                        $0.0332    $0.0236        N/A        N/A        N/A       N/A        N/A        N/A          N/A

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on October 2, 1989.

INTERNATIONAL GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                                                                                                                      PERIOD FROM
                                                                                                                      OCTOBER 1,
                                                                       FISCAL YEAR ENDED MAY 31,                        1991 TO
                                                    ---------------------------------------------------------------     MAY 31,
                                                      1998       1997       1996       1995       1994       1993        1992
                                                    --------   --------   --------   --------   --------   --------   -----------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD                    $11.33     $11.79     $12.72    $10.97     $11.16     $10.43       $10.00(1)
                                                    --------   --------   --------   -------    -------    -------      -------
+ INCOME (LOSS)
   from net investment income                           0.56       0.63       0.65      0.65       0.62       0.76         0.48
   from net realized & unrealized gain (loss) on
     securities and foreign currencies                 (0.26)     (0.49)     (0.89)     1.80      (0.20)      0.70         0.42
                                                    --------   --------   --------   -------    -------    -------      -------
   total income (loss) from investment operations       0.30       0.14      (0.24)     2.45       0.42       1.46         0.90
                                                    --------   --------   --------   -------    -------    -------      -------
- DISTRIBUTIONS
   from net investment income                          (0.20)     (0.58)     (0.68)    (0.70)     (0.60)     (0.73)       (0.47)
   from net realized gain on securities                (0.01)     (0.02)     (0.01)       --      (0.01)        --           --
                                                    --------   --------   --------   -------    -------    -------      -------
   total distributions                                 (0.21)     (0.60)     (0.69)    (0.70)     (0.61)     (0.73)       (0.47)
                                                    --------   --------   --------   -------    -------    -------      -------
= SHARE VALUE
   AT END OF PERIOD                                   $11.42     $11.33     $11.79    $12.72     $10.97     $11.16       $10.43
                                                    ========   ========   ========   =======    =======    =======      =======
TOTAL RETURN                                           2.65%      1.13%      (1.91)%  23.23%      3.87%     14.50%        9.18%
                                                    ========   ========   ========   =======    =======    =======      =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net assets               0.55%      0.56%      0.56%     0.59%      0.48%      0.14%        0.08%
 Ratio of net investment income to average net
   assets                                              4.70%      5.13%      5.45%     5.83%      5.87%      7.02%        4.62%
 Portfolio turnover rate                                 17%         4%        11%        6%         3%        26%          12%
 Number of shares outstanding at end of year
   (000's)                                            13,646     15,680     12,073     6,111      3,741      2,062        1,259
 Net assets at end of year (000's)                  $155,783   $177,709   $142,383   $77,734    $41,028    $23,009      $13,126
 Average net assets during the year (000's)         $168,439   $166,147   $114,693   $51,451    $33,561    $18,135      $11,938

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on October 1, 1991.

MIDCAP INDEX FUND(1)
--------------------------------------------------------------------------------

                                                             FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $20.83     $19.09     $15.68     $14.54     $14.38     $12.86     $12.51
                                     --------   --------   --------   --------   --------   --------   --------
+ INCOME (LOSS)
   from net investment income            0.23       0.24       0.24       0.26       0.23       0.24       0.23
   from net realized & unrealized
    gain (loss) on securities            5.80       2.95       4.06       1.59       0.28       1.93       0.39
                                     --------   --------   --------   --------   --------   --------   --------
   total income (loss) from
    investment operations                6.03       3.19       4.30       1.85       0.51       2.17       0.62
                                     --------   --------   --------   --------   --------   --------   --------
- DISTRIBUTIONS
   from net investment income           (0.23)     (0.24)     (0.24)     (0.26)     (0.23)     (0.24)     (0.23)
   from net realized gain on
    securities                          (1.36)     (1.21)     (0.65)     (0.45)     (0.12)     (0.41)     (0.04)
                                     --------   --------   --------   --------   --------   --------   --------
   total distributions                  (1.59)     (1.45)     (0.89)     (0.71)     (0.35)     (0.65)     (0.27)
                                     --------   --------   --------   --------   --------   --------   --------
= SHARE VALUE
   AT END OF YEAR                      $25.27     $20.83     $19.09     $15.68     $14.54     $14.38     $12.86
                                     ========   ========   ========   ========   ========   ========   ========
TOTAL RETURN                           29.62%     17.48%     28.10%     13.26%      3.52%     17.21%      5.01%
                                     ========   ========   ========   ========   ========   ========   ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                               0.36%      0.40%      0.41%      0.44%      0.46%      0.47%      0.54%
 Ratio of net investment income to
   average net assets                   0.95%      1.24%      1.36%      1.73%      1.62%      1.79%      1.82%
 Portfolio turnover rate                  26%        19%        21%        23%        17%         5%       112%
 Number of shares outstanding at
   end of year (000's)                 31,830     29,137     28,322     25,988     24,001     14,673      8,862
 Net assets at end of year (000's)   $804,318   $607,061   $540,688   $407,557   $349,041   $210,931   $113,992
 Average net assets during the year
   (000's)                           $722,652   $554,397   $477,372   $376,486   $285,247   $154,979    $88,456
 Average commission rate paid         $0.0278    $0.0277        N/A        N/A        N/A        N/A        N/A

                                       FISCAL YEAR ENDED MAY 31,
                                     ------------------------------
                                       1991       1990       1989
                                     --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR      $12.92     $12.25     $10.86
                                     -------    -------    -------
+ INCOME (LOSS)
   from net investment income           0.28       0.28       0.30
   from net realized & unrealized
    gain (loss) on securities          (0.30)      0.71       1.51
                                     -------    -------    -------
   total income (loss) from
    investment operations              (0.02)      0.99       1.81
                                     -------    -------    -------
- DISTRIBUTIONS
   from net investment income          (0.28)     (0.32)     (0.27)
   from net realized gain on
    securities                         (0.11)        --      (0.15)
                                     -------    -------    -------
   total distributions                 (0.39)     (0.32)     (0.42)
                                     -------    -------    -------
= SHARE VALUE
   AT END OF YEAR                     $12.51     $12.92     $12.25
                                     =======    =======    =======
TOTAL RETURN                           0.20%      8.22%     17.06%
                                     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.67%      0.68%      0.74%
 Ratio of net investment income to
   average net assets                  2.41%      2.29%      2.72%
 Portfolio turnover rate                101%       131%        67%
 Number of shares outstanding at
   end of year (000's)                 6,168      5,712      5,354
 Net assets at end of year (000's)   $77,146    $73,815    $65,586
 Average net assets during the year
   (000's)                           $69,696    $67,421    $57,398
 Average commission rate paid            N/A        N/A        N/A

------------

(1) Effective October 1, 1991 the Fund's name was changed from the Capital Accumulation Fund to the MidCap Index Fund. Additionally, on October 1, 1991 the investment objectives and investment program for the Fund were changed. Bankers Trust has been the Fund's Sub-adviser since May 1, 1992.

MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                             FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------
                                       1998       1997       1996       1995       1994       1993       1992
                                     --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR        $1.00      $1.00     $1.00       $1.00      $1.00     $1.00      $1.00
                                     --------   --------   -------    --------   --------   -------    -------
+ INCOME
   from net investment income            0.05       0.05      0.05        0.05       0.03      0.03       0.05
                                     --------   --------   -------    --------   --------   -------    -------
- DISTRIBUTIONS
   from net investment income           (0.05)     (0.05)    (0.05)      (0.05)     (0.03)    (0.03)     (0.05)
                                     --------   --------   -------    --------   --------   -------    -------
= SHARE VALUE
   AT END OF YEAR                       $1.00      $1.00     $1.00       $1.00      $1.00     $1.00      $1.00
                                     ========   ========   =======    ========   ========   =======    =======
TOTAL RETURN                            5.25%      5.02%     5.26%       4.90%      2.83%     2.85%      4.47%
                                     ========   ========   =======    ========   ========   =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                               0.54%      0.57%     0.57%       0.57%      0.58%     0.63%      0.67%
 Ratio of net investment income to
   average net assets                   5.14%      4.95%     5.14%       4.75%      2.78%     2.81%      4.42%
 Number of shares outstanding at
   end of year (000's)                190,975    128,125    83,618      82,256     50,534    45,323     48,355
 Total net assets at end of year
   (000's)                           $190,975   $128,125   $83,618     $82,254    $50,533   $45,322    $48,353
 Average net assets during the year
   (000's)                           $150,625   $113,882   $84,271     $67,021    $46,222   $45,562    $46,305

                                       FISCAL YEAR ENDED MAY 31,
                                     ------------------------------
                                       1991       1990       1989
                                     --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR       $1.00      $1.00      $1.00
                                     -------    -------    -------
+ INCOME
   from net investment income           0.07       0.08       0.08
                                     -------    -------    -------
- DISTRIBUTIONS
   from net investment income          (0.07)     (0.08)     (0.08)
                                     -------    -------    -------
= SHARE VALUE
   AT END OF YEAR                      $1.00      $1.00      $1.00
                                     =======    =======    =======
TOTAL RETURN                           7.11%      8.31%      8.63%
                                     =======    =======    =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.68%      0.74%      0.46%
 Ratio of net investment income to
   average net assets                  6.86%      7.93%      8.39%
 Number of shares outstanding at
   end of year (000's)                38,572     27,628     21,445
 Total net assets at end of year
   (000's)                           $38,570    $27,628    $21,445
 Average net assets during the year
   (000's)                           $34,733    $22,563    $13,385

SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------

                                                                                                                    PERIOD FROM
                                                          FISCAL YEAR ENDED MAY 31,                                APRIL 29, 1994
                                     -------------------------------------------------------------------                 TO
                                        1998                1997               1996               1995              MAY 31, 1994
                                        ----                ----               ----               ----             --------------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD       $19.88             $20.48             $14.43              $9.83               $10.00(1)
                                     ----------           --------           --------           --------              -------
+ INCOME (LOSS)
   from net investment income             (0.09)                --                 --               0.03                   --
   from realized & unrealized gain
     (loss) on securities                  2.28               0.33               8.08               4.72                (0.17)
                                     ----------           --------           --------           --------              -------
   total income (loss) from
     investment operations                 2.19               0.33               8.08               4.75                (0.17)
                                     ----------           --------           --------           --------              -------
- DISTRIBUTIONS
   from net investment income                --                 --                 --              (0.02)                  --
   from net realized gain on
     securities                              --              (0.93)             (2.03)             (0.13)                  --
                                     ----------           --------           --------           --------              -------
   total distributions                       --              (0.93)             (2.03)             (0.15)                  --
                                     ----------           --------           --------           --------              -------
= SHARE VALUE
   AT END OF PERIOD                      $22.07             $19.88             $20.48             $14.43                $9.83
                                     ==========           ========           ========           ========              =======
TOTAL RETURN                             10.85%              1.81%             58.28%             48.61%              (1.66)%
                                     ==========           ========           ========           ========              =======
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                                 0.95%              0.96%              0.94%              1.00%                0.08%
 Ratio of net investment income
   (loss) to average net assets         (0.46)%            (0.29)%            (0.07)%              0.36%                0.04%
 Portfolio turnover rate                   128%               122%               116%               121%                   0%
 Number of shares outstanding at
   end of year (000's)                   46,355             40,484             27,696             11,550                1,001
 Net assets at end of year (000's)   $1,023,141           $804,982           $567,187           $166,683              $ 9,834
 Average net assets during the year
   (000's)                             $949,947           $664,608           $363,087           $ 64,974              $ 9,918
 Average commission rate paid           $0.0455            $0.0393                N/A                N/A                  N/A

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on April 29, 1994.

SMALL CAP INDEX FUND
--------------------------------------------------------------------------------

                                                           FISCAL YEAR ENDED MAY 31,                                PERIOD FROM
                                        ---------------------------------------------------------------             MAY 1, 1992
                                          1998       1997       1996       1995       1994       1993             TO MAY 31, 1992
                                        --------   --------   --------   --------   --------   --------           ---------------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD        $16.18     $16.25     $12.49     $11.52     $11.28     $ 9.93                 $10.00(1)
                                        --------   --------   --------   --------   --------   --------               --------
+ INCOME (LOSS)
   from net investment income               0.19       0.19       0.20       0.17       0.13       0.15                   0.02
   from net realized & unrealized gain
     (loss) on securities                   3.17       0.93       4.04       0.97       0.58       1.48                  (0.07)
                                        --------   --------   --------   --------   --------   --------               --------
   total income (loss) from investment
     operations                             3.36       1.12       4.24       1.14       0.71       1.63                  (0.05)
                                        --------   --------   --------   --------   --------   --------               --------
- DISTRIBUTIONS
   from net investment income              (0.19)     (0.19)     (0.20)     (0.17)     (0.13)     (0.15)                 (0.02)
   from net realized gain on
     securities                            (1.41)     (1.00)     (0.28)        --      (0.34)     (0.13)                    --
                                        --------   --------   --------   --------   --------   --------               --------
   total distributions                     (1.60)     (1.19)     (0.48)     (0.17)     (0.47)     (0.28)                 (0.02)
                                        --------   --------   --------   --------   --------   --------               --------
= SHARE VALUE
   AT END OF PERIOD                       $17.94     $16.18     $16.25     $12.49     $11.52     $11.28                 $ 9.93
                                        ========   ========   ========   ========   ========   ========               ========
TOTAL RETURN                              21.34%      7.51%     34.50%      9.98%      6.18%     16.64%                (0.50)%
                                        ========   ========   ========   ========   ========   ========               ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                                  0.39%      0.41%      0.41%      0.44%      0.47%      0.47%                  0.04%
 Ratio of net investment income to
   average net assets                      1.05%      1.34%      1.36%      1.44%      1.10%      1.40%                  0.21%
 Portfolio turnover rate                     36%        42%        31%        34%        16%        20%                     0%
 Number of shares outstanding at end
   of year (000's)                        13,777     11,893     11,129     10,136      9,381      3,687                  1,107
 Net assets at end of year (000's)      $247,183   $192,459   $180,785   $126,567   $108,050   $ 41,581                $10,989
 Average net assets during the year
   (000's)                              $227,757   $178,368   $150,448   $120,298    $70,690   $ 22,142                $10,989
 Average commission rate paid            $0.0162    $0.0297        N/A        N/A        N/A        N/A                    N/A

------------
(1) The net asset value at the beginning of the period is as of commencement of operations on May 1, 1992. Bankers Trust has been the Fund's Sub-adviser since May 1, 1992.

SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

                                                                   FISCAL YEAR ENDED MAY 31,
                                     --------------------------------------------------------------------------------------
                                       1998       1997        1996       1995       1994       1993       1992       1991
                                     --------   ---------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD     $17.90      $15.49    $13.02     $11.98     $12.12     $11.43     $11.13     $10.59
                                     --------   ---------   -------    -------    -------    -------    -------    -------
+ INCOME (LOSS)
   from net investment income            0.23        0.24      0.26       0.27       0.26       0.24       0.26       0.26
   from net realized & unrealized
     gain (loss) on securities           5.07        4.19      3.37       1.75      (0.02)      1.22       0.30       0.54
                                     --------   ---------   -------    -------    -------    -------    -------    -------
   total income from investment
     operations                          5.30        4.43      3.63       2.02       0.24       1.46       0.56       0.80
                                     --------   ---------   -------    -------    -------    -------    -------    -------
- DISTRIBUTIONS
   from net investment income           (0.23)      (0.24)    (0.25)     (0.27)     (0.26)     (0.24)     (0.26)     (0.26)
   from net realized gain on
     securities                         (0.81)      (1.78)    (0.91)     (0.71)     (0.12)     (0.53)        --         --
                                     --------   ---------   -------    -------    -------    -------    -------    -------
   total distributions                  (1.04)      (2.02)    (1.16)     (0.98)     (0.38)     (0.77)     (0.26)     (0.26)
                                     --------   ---------   -------    -------    -------    -------    -------    -------
= SHARE VALUE
   AT END OF PERIOD                    $22.16      $17.90    $15.49     $13.02     $11.98     $12.12     $11.43     $11.13
                                     ========   =========   =======    =======    =======    =======    =======    =======
TOTAL RETURN                           30.34%      30.48%    28.85%     18.19%      1.97%     13.08%      5.08%      7.89%
                                     ========   =========   =======    =======    =======    =======    =======    =======
 RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net
   assets                               0.54%       0.56%     0.56%      0.58%      0.60%      0.63%      0.16%      0.44%
 Ratio of net investment income to
   average net assets                   1.17%       1.53%     1.80%      2.22%      2.19%      2.14%      2.34%      2.66%
 Portfolio turnover rate                 120%        109%      117%       148%        83%       106%       203%       100%
 Number of shares outstanding at
   end of year (000's)                 15,080       8,677     5,220      4,143      3,817      2,819      1,799        973
 Net assets at end of year (000's)   $334,167    $155,349   $80,887    $53,927    $45,729    $34,166    $20,570    $10,835
 Average net assets during the year
   (000's)                           $240,782    $106,139   $66,888    $47,942    $41,002    $26,920    $15,365    $ 7,959
 Average commission rate paid         $0.0431     $0.0400       N/A        N/A        N/A        N/A        N/A        N/A

                                       PERIOD FROM
                                     OCTOBER 2, 1989
                                           TO
                                      MAY 31, 1990
                                     ---------------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF PERIOD         $10.00(1)
                                        ---------
+ INCOME (LOSS)
   from net investment income                0.20
   from net realized & unrealized
     gain (loss) on securities               0.59
                                        ---------
   total income from investment
     operations                              0.79
                                        ---------
- DISTRIBUTIONS
   from net investment income               (0.20)
   from net realized gain on
     securities                                --
                                        ---------
   total distributions                      (0.20)
                                        ---------
= SHARE VALUE
   AT END OF PERIOD                        $10.59
                                        =========
TOTAL RETURN                                8.09%
                                        =========
 RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net
   assets                                   0.23%
 Ratio of net investment income to
   average net assets                       2.04%
 Portfolio turnover rate                      95%
 Number of shares outstanding at
   end of year (000's)                        612
 Net assets at end of year (000's)        $ 6,485
 Average net assets during the year
   (000's)                                $ 5,358
 Average commission rate paid                 N/A

------------

(1) The net asset value at the beginning of the period is as of commencement of operations on October 2, 1989.

STOCK INDEX FUND(1)
--------------------------------------------------------------------------------

                                                                  FISCAL YEAR ENDED MAY 31,
                                     ------------------------------------------------------------------------------------
                                        1998         1997         1996         1995         1994        1993       1992
                                     ----------   ----------   ----------   ----------   ----------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR         $26.09       $20.69       $16.81       $14.39       $14.36     $13.34     $12.60
                                     ----------   ----------   ----------   ----------   ----------   --------   --------
+ INCOME (LOSS)
   from net investment income              0.40         0.39         0.39         0.37         0.35       0.34       0.32
   from net realized & unrealized
    gain (loss) on securities              7.44         5.57         4.26         2.45         0.12       1.20       0.74
                                     ----------   ----------   ----------   ----------   ----------   --------   --------
   total income (loss) from
    investment operations                  7.84         5.96         4.65         2.82         0.47       1.54       1.06
                                     ----------   ----------   ----------   ----------   ----------   --------   --------
- DISTRIBUTIONS
   from net investment income             (0.40)       (0.39)       (0.38)       (0.37)       (0.35)     (0.34)     (0.32)
   from net realized gain on
    securities                            (0.15)       (0.17)       (0.39)       (0.03)       (0.09)     (0.18)        --
                                     ----------   ----------   ----------   ----------   ----------   --------   --------
   total distributions                    (0.55)       (0.56)       (0.77)       (0.40)       (0.44)     (0.52)     (0.32)
                                     ----------   ----------   ----------   ----------   ----------   --------   --------
= SHARE VALUE
   AT END OF YEAR                        $33.38       $26.09       $20.69       $16.81       $14.39     $14.36     $13.34
                                     ==========   ==========   ==========   ==========   ==========   ========   ========
TOTAL RETURN                             30.30%       29.24%       28.17%       19.98%        3.29%     11.74%      8.57%
                                     ==========   ==========   ==========   ==========   ==========   ========   ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                                 0.31%        0.34%        0.35%        0.38%        0.39%      0.43%      0.50%
 Ratio of net investment income to
   average net assets                     1.33%        1.76%        2.05%        2.44%        2.44%      2.52%      3.12%
 Portfolio turnover rate                     3%           3%           3%          14%           3%         1%        45%
 Number of shares outstanding at
   end of year (000's)                  104,334       93,687       85,117       75,451       75,494     66,224     55,598
 Net assets at end of year (000's)    3,482,655   $2,444,200   $1,760,786   $1,267,992   $1,086,459   $951,200   $741,667
 Average net assets during the year
   (000's)                           $2,968,059   $2,019,826   $1,498,398   $1,140,085   $1,030,581   $836,510   $167,262
 Average commission rate paid           $0.0238      $0.0281          N/A          N/A          N/A        N/A        N/A

                                       FISCAL YEAR ENDED MAY 31,
                                     ------------------------------
                                       1991       1990       1989
                                     --------   --------   --------
PER SHARE DATA
SHARE VALUE AT BEGINNING OF YEAR      $11.86     $10.69       $8.90
                                     -------    -------    --------
+ INCOME (LOSS)
   from net investment income           0.31       0.33        0.27
   from net realized & unrealized
    gain (loss) on securities           0.81       1.32        1.86
                                     -------    -------    --------
   total income (loss) from
    investment operations               1.12       1.65        2.13
                                     -------    -------    --------
- DISTRIBUTIONS
   from net investment income          (0.31)     (0.35)      (0.25)
   from net realized gain on
    securities                         (0.07)     (0.13)      (0.09)
                                     -------    -------    --------
   total distributions                 (0.38)     (0.48)      (0.34)
                                     -------    -------    --------
= SHARE VALUE
   AT END OF YEAR                     $12.60     $11.86      $10.69
                                     =======    =======    ========
TOTAL RETURN                           9.98%     15.78%      24.40%
                                     =======    =======    ========
RATIOS/SUPPLEMENTAL DATA
 Ratio of expenses to average net
   assets                              0.67%      0.61%       0.78%
 Ratio of net investment income to
   average net assets                  2.82%      3.05%       3.05%
 Portfolio turnover rate                  6%         8%         14%
 Number of shares outstanding at
   end of year (000's)                 6,662      3,456       1,924
 Net assets at end of year (000's)   $83,970    $40,969     $20,572
 Average net assets during the year
   (000's)                           $55,147    $29,824     $14,060
 Average commission rate paid            N/A        N/A         N/A

------------

(1) Bankers Trust has been the Fund's Sub-adviser since May 1, 1992.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC, a stock life insurance company, has been in the investment advisory business since 1960. VALIC, as of June 30, 1998, had over $8.5 billion in assets under management. Since May 30, 1985, VALIC has been the Investment Adviser for the Funds that comprise the Series Company.

VALIC is a member of the American General Corporation group of companies. The American General Corporation group of companies is a leading provider of retirement services, life insurance, and consumer loans. Members of the American General Corporation group of companies operate in each of the 50 states and Canada and collectively provide financial services with activities heavily weighted toward insurance.

As Investment Adviser, VALIC is responsible for each Fund's day to day operations. Also, VALIC supervises the purchase and sale of Fund Investments and performs the cash management function. For the MidCap Index Fund, the Stock Index Fund, the Small Cap Index Fund, the Growth Fund, and the Science & Technology Fund, VALIC employs Investment Sub-advisers who make investment decisions for such Fund(s). However, we make investment decisions for, and are directly responsible for the day to day management of, the Asset Allocation Fund, the Money Market Fund, the Capital Conservation Fund, the Government Securities Fund, the Growth & Income Fund the International Equities Fund, the Social Awareness Fund, and the International Government Bond Fund. VALIC serves as Investment Adviser through an Investment Advisory Agreement it enters into with each Fund. These agreements are renewed once each year, by the Series Company Board of Directors.

One Investment Advisory Agreement covers these Funds:

                                      Effective Date of
            Fund Name                     Agreement
            ---------                 -----------------
Asset Allocation Fund
Money Market Fund
Capital Conservation Fund
                                      September 7, 1990
Government Securities Fund
International Equities Fund
Social Awareness Fund
International Government Bond          October 1, 1991
 Fund

Another Investment Advisory Agreement covers these Funds:

                                      Effective Date of
            Fund Name                     Agreement
            ---------                 -----------------
MidCap Index Fund
Stock Index Fund                         May 1, 1992
Small Cap Index Fund
Growth Fund
Growth & Income Fund                     May 1, 1994
Science & Technology Fund

For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

INVESTMENT SUB-ADVISERS

For some of the Funds, VALIC works with Investment Sub-advisers, financial service companies that specialize in certain types of investing. However, VALIC still retains ultimate responsibility for managing the Funds. The Sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions.

The Sub-advisers are:

BANKERS TRUST COMPANY ("BANKERS TRUST")

Since May 1, 1992, Bankers Trust has been the Sub-adviser for the MidCap Index Fund, the Stock Index Fund, and the Small Cap Index Fund. Bankers Trust first offered investment management services in 1938 and began managing index funds in 1977. As of March 31, 1998, Bankers Trust managed $337.8 billion in assets. Bankers Trust is entirely owned by the Bankers Trust New York Corporation, a bank holding company. Bankers Trust is the seventh largest U.S. financial services institution as of December 31, 1996.

T. ROWE PRICE ASSOCIATES, INC.
("T. ROWE PRICE")

Since May 1, 1994, T. Rowe Price has been the Sub-adviser for the Growth Fund and the Science & Technology Fund. T. Rowe Price was incorporated in Maryland in 1947.

The firm, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. T. Rowe Price, one of the nation's leading no-load fund managers, and its affiliates manage over $141 billion of assets as of June 30, 1998. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades.

These financial service companies act as Investment Sub-advisers through an agreement each entered into with VALIC. For more information on these agreements and on these Sub-advisers, see the "Investment Sub-Advisers" section in the Statement of Additional Information.

PORTFOLIO MANAGER

A portfolio manager is a person or team of persons VALIC, or one of its Sub-advisers, has assigned to be primarily responsible for the day to day management of a Fund's investments. A Fund's investments are called its portfolio.

VALIC'S ADDRESS is
2929 Allen Parkway,
Houston, Texas 77019.

BANKERS TRUST'S PRINCIPAL
OFFICES are located at
One Bankers Trust Plaza,
130 Liberty St., 36th Floor,
New York, New York 10006.

T. ROWE PRICE'S
PRINCIPAL OFFICES
are located at
100 East Pratt Street,
Baltimore, Maryland
21202.

--------------------------------------------------------------------------------

HOW ADVISERS ARE PAID FOR
THEIR SERVICES

VALIC

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

Here is a list of the percentages each Fund pays VALIC.

                                           Advisory Fee
              Fund Name                    (Annual Rate)
              ---------                    -------------
Index Equity Funds
 International Equities                 0.35% on the first
  Fund                                     $500 million;
 MidCap Index Fund                        0.25% on assets
 Small Cap Index Fund                          over
 Stock Index Fund                          $500 million
Growth Fund                                    0.80%
Growth & Income Fund                           0.75%
Capital Conservation Fund                      0.50%
Government Securities Fund                     0.50%
International Government Bond
 Fund                                          0.50%
Science & Technology Fund                      0.90%
Social Awareness Fund                          0.50%
Money Market Fund                              0.50%
Asset Allocation Fund*                         0.50%

The Investment Advisory Agreements we entered into with each Fund do not limit how much the Funds pay in monthly expenses each year. However, we voluntarily limit the Funds' monthly expenses as follows:

If a Fund's average monthly expenses, when annualized, are more than 2% of the Fund's estimated average daily net assets, we will pay the difference. As a result the Fund's yield or total return will increase. If VALIC decides to stop voluntarily reducing a Fund's expenses, it may do so by giving 30 days' notice, in writing, to the Series Company. To date, VALIC has not had to reduce expenses of any Fund as a result of this 2% voluntary reduction.

For the fiscal year ended May 31, 1998, the total expenses paid by the Series Company of each Fund's average net assets were, as a percentage, as follows:

                                                      Total
                                                    Expenses
                    Fund Name                         Ratio
                    ---------                       --------
International Equities Fund                           0.40%
MidCap Index Fund                                     0.36%
Small Cap Index Fund                                  0.39%
Stock Index Fund                                      0.31%
Growth Fund                                           0.84%
Growth & Income Fund                                  0.80%
Capital Conservation Fund                             0.54%
Government Securities Fund                            0.54%
International Government Bond Fund                    0.55%
Science & Technology Fund                             0.95%
Social Awareness Fund                                 0.54%
Money Market Fund                                     0.54%
Asset Allocation Fund*                                0.54%

* The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

The Sub-advisers

According to the agreements we have with the Sub-advisers, we pay them directly out of the fee we receive from the Funds. The Funds do not pay the Sub-advisers directly. We pay them a percentage of what is paid to us by the Funds. We and the Sub-advisers may agree to change the amount of money we pay them. Any such change increasing the charge would have to be approved by the Series Company Board of Directors and by the shareholders of the Fund.

Under the Investment Sub-Advisory
Agreement we have with Bankers Trust, we pay to Bankers Trust a monthly fee based on the respective average daily net asset values of the MidCap Index Fund at an annual rate of 0.03% on the first $300 million and 0.02% on assets over $300 million, the Stock Index Fund at an annual rate of 0.02% on the first $2 billion and 0.01% on assets over $2 billion and on the Small Cap Index Fund at an annual rate of 0.03% on the first $150 million and 0.02% on assets over $150 million.

Under the Investment Sub-Advisory
Agreement we have with T. Rowe Price, we pay T. Rowe Price a monthly fee based on the average daily net asset values of the Growth Fund at an annual rate of 0.50% on the first $500 million and 0.45% on assets over $500 million and on the Science & Technology Fund at an annual rate of 0.60% on the first $500 million and 0.55% on assets over $500 million.

VALIC is required to pay a minimum yearly sub-advisory fee of $50,000 for the Small Cap Index Fund. There are no minimum yearly sub-advisory fees for the Stock Index Fund, MidCap Index Fund, Growth Fund, Growth & Income Fund and the Science & Technology Fund.

According to the agreements we have with the Sub-advisers, we will receive investment advice for each sub-advised Fund. Under these agreements we give the Sub-advisers the authority to manage these Funds and to buy and sell securities for these Funds. We retain the responsibility for the overall management of these Funds. The Sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select.

The Sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the Sub-adviser as allowed by law. This could include any affiliated futures commission merchants. Further, in the case of T. Rowe Price, it may include any indirectly related broker.

The Investment Company Act of 1940 ("1940 Act") permits Sub-advisers under certain conditions to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker can not be greater than the usual and customary broker's commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a Sub-adviser's affiliated broker are reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the Securities and Exchange Commission ("SEC"). The Series Company and the Sub-advisers have entered into a written contract, as required by the 1940 Act, to allow the Sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a Sub-adviser or a Sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

We and the Sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

ABOUT THE BOARD OF DIRECTORS

The Series Company Board of Directors currently consists of eight members: five are independent directors and three are VALIC employees.

The Board of Directors may change each Fund's investment objective, investment policies and non-fundamental investment restrictions without shareholder approval. The Board may not change any fundamental restrictions placed on the types of investments each Fund may buy. The fundamental restrictions appear in the Statement of Additional Information. Changes to these restrictions may be made with shareholder approval only.

For more information on
WHAT THE SUB-ADVISERS
ARE PAID, see the
"Investment Sub-Advisers"
section in the Statement of
Additional Information.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

GROWTH, INCOME AND STABILITY
CATEGORIES

The Funds offered in this prospectus fall into three general investment categories: growth, income and stability.

Growth Category

The goal of a Fund in the growth category is to increase the value of your investment over the long term by investing mostly in stocks. Stocks are a type of investment that can increase in value over a period of years. Companies sell stock to get the money they need to grow. These companies often keep some of their profits to reinvest in their business. As they grow, the value of their stock may increase. This is how the value of your investment may increase.

Series Company Growth Category includes:

  Asset Allocation Fund

  Growth Fund

  Growth & Income Fund

  International Equities Fund

  MidCap Index Fund

  Science & Technology Fund

  Small Cap Index Fund

  Social Awareness Fund

  Stock Index Fund

Income Category

Unlike Funds in the growth category, where the objective is to make the Fund's investments increase in value, Funds in the income category try to keep the value of their investments from falling, while providing an increase in the value of your investment through the income earned on the Fund's investments. To meet this objective, Funds in the income category buy investments that are expected to pay interest to the Fund on a regular basis.

Series Company Income Category includes:

  Capital Conservation Fund

  Government Securities Fund

  International Government Bond Fund

Stability Category

Funds in the stability category provide liquidity, protection of capital and current income through investments in high quality securities.

Series Company Stability Category includes:

  Money Market Fund

ABOUT LEVEL OF RISK

The risks involved in each Fund are described in each Fund's Fact Sheet. These risks include market risk, credit risk, interest rate risk and risk associated with foreign securities. These risks are described in the "Types of Investments"
section in this prospectus. The money you invest in the Series Company is not insured. And, we can't guarantee that any of the Funds will meet their investment objectives. There's a chance you may lose money and end up with less than you invested.

ABOUT PORTFOLIO TURNOVER

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds discussed below, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a fund's expenses to increase. For example, a fund may have to pay brokerage fees and other related expenses.

--------------------------------------------------------------------------------

For each of the last two fiscal years the portfolio turnover rates for each of the Funds except the Money Market Fund were as follows:

                                                Fiscal Year
                                                  Ending
                                          -----------------------
                                          May 31,        May 31,
                                            1997           1998
                                          -------        -------
International Equities Fund                    12%             9%
MidCap Index Fund                              19%            26%
Small Cap Index Fund                           42%            36%
Stock Index Fund                                3%             3%
Growth Fund                                    40%            43%
Growth & Income Fund                           45%            78%
Capital Conservation Fund                      45%            14%
Government Securities Fund                     38%            24%
International Government Bond
 Fund                                           4%            17%
Science & Technology Fund                     122%           128%
Social Awareness Fund                         109%           120%
Asset Allocation Fund                         103%            24%

A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate increases a Fund's transaction costs and expenses.

ABOUT FUND PERFORMANCE

From time to time the Series Company may advertise Fund performance information such as Fund average total return and index total return. Current Fund performance and information as to how this Fund performance information is calculated appears in the Statement of Additional Information. Additionally, information on separate account performance appears in your contract prospectus.

ABOUT INDEX EQUITY FUNDS
--------------------------------------------------------------------------------

Four of the 13 Funds in the Series Company are Index Equity Funds investing mostly in stocks. Their investment strategy is to track the performance of a specific index. This strategy is followed whether markets go up or down. As part of this investment strategy, each Fund may also invest in futures contracts and options. Because these Funds do not have a defensive investment strategy, when the market goes down, you will bear the risk of such market decline.

Index Funds perform best over the long term. This means you should plan to keep your money in an Index Fund for a period of years.

WHAT IS AN INDEX?
An index reflects the average performance of a particular class of securities. Examples of indexes include large company stocks (S&P 500 Index), mid-size company stocks (S&P MidCap 400 Index), the bond market, or stocks of companies in specific industries. Indexes are not managed funds, and cannot be bought. Investment advisers compare the results of the funds they manage to indexes that are close to the investment style of the fund. Information about the Series Company's use of Standard & Poor's Indexes is in the Statement of Additional Information.

WHICH INDEXES DO THESE FUNDS TRY
TO TRACK?
While there are more than a hundred different indexes, the Index Funds in this prospectus try to track four very prominent stock indexes:

The Stock Index Fund tracks the
Standard & Poor's 500 Stock Index(R)*

The Standard & Poor's 500 Stock Index(R) (S&P 500) tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. These companies are usually listed on the New York Stock Exchange. It also tracks performance of common stocks sold by foreign and smaller U.S. companies in similar industries. The smaller U.S. companies are usually listed on the American Stock Exchange. In total, this index tracks 500 common stocks.
This index may periodically change some of the stocks it tracks. And, different indexes sometimes track some of the same stocks. For example, as of May 31, 1998, this Index was tracking 18 of the same stocks tracked by the Russell 2000 Index.

The MidCap Index Fund tracks the
Standard & Poor's MidCap 400(R) Index*

The Standard & Poor's MidCap 400(R) Index (S&P MidCap 400) tracks the common stock performance of 400 medium capitalized U.S. and foreign companies that are in the manufacturing, utilities, transportation, and financial industries. The average market capitalization of the S&P MidCap 400 Index was $3.4 billion as of May 31, 1998.

Standard & Poor's created this Index in 1991 to give investors an idea of how the stocks of medium capitalized companies generally perform.

Standard & Poor's may periodically change some of the stocks in the index. And, different indexes sometimes include some of the same stocks. For example, as of May 31, 1998, this Index was tracking 130 of the same stocks tracked by the Russell 2000 Index. This Index does not track the same stocks as the S&P 500 Index.

The Small Cap Index Fund tracks
The Russell 2000(R) Index**

The Russell 2000 Index is provided by The Frank Russell Company. This Index tracks the common stock performance of 2,000 small capitalized U.S. companies in various industries. Small capitalized means these companies have a market value below $1 billion.

The Frank Russell Company created this Index in 1979 to give investors an idea of how the stocks of small capitalized companies generally perform. The average market capitalization of the Russell 2000 Index was $820 million as of May 31, 1998.

The stocks tracked by this Index are updated annually because many small capitalized companies eventually become medium capitalized companies and some fail.

------------
 * "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "S&P MidCap 400(R)" are trademarks of Standard & Poor's ("S&P"). Neither the MidCap Index Fund nor the Stock Index Fund is sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in these Funds.

** The Russell 2000(R) Index is a trademark/service mark of the Frank Russell
   Trust Company. The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

INDEX FUNDS have
outperformed most mutual
funds over consecutive ten
year periods. However,
because they are managed
to track an index they will
rise and fall with the
market.

--------------------------------------------------------------------------------

The International Equities Fund tracks
The Morgan Stanley Capital International,
Europe, Australia and the Far East
(EAFE) Index.

The EAFE Index tracks the performance of about 1,000 common stocks of companies in 20 foreign countries. This index provides a measure of the performance of companies in the more developed countries in Europe, Australia and the Far East.

Morgan Stanley publishes the EAFE Index daily and, at times, may change some of the stocks in the index.

HOW CLOSELY CAN INDEX FUNDS TRACK
THE PERFORMANCE OF THEIR INDEX?

The factors that cause a Fund to perform differently from the Index it tries to track are called tracking differences. There is no assurance that an Index Fund can track its index.

The coefficient of correlation (r) is an index number which shows how closely two variables are related. If r=0 there is no tendency for one variable to change with the other. A value of +1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible. As a practical matter, any coefficient above 0.95, when measured against the comparison index, shows good tracking.
The index may remove one stock and substitute another requiring the sub-adviser of the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs. The index incurs no transaction costs. Therefore, the portfolio manager cannot match exactly the performance of an index.

Also, it may not be possible for a Fund to buy every stock in its index or in the same proportions. Fund portfolio managers may rely on a statistical selection technique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold when they are added to or dropped from the Index. This keeps brokerage fees and other transaction costs low. For more information, see the "Investment Strategy" sections on each Fund's Fact Sheet.

HOW TO READ A FUND FACT SHEET
--------------------------------------------------------------------------------

                             FACT SHEET DESCRIPTION

ASSET ALLOCATION
FUND
Fact Sheet
-------------------------------------------------
Investment Goal     MAXIMUM RETURN
                    THROUGH INVESTMENT
                    IN A MIX OF STOCKS,
                    BONDS AND MONEY
                    MARKET SECURITIES
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

PORTFOLIO MANAGER: Leon A. Olver, C.F.A., who is Vice President and Investment Officer for the Series Company is the Portfolio Manager of this Fund. Mr. Olver was an Assistant Vice President for Pulte Financial Companies, Denver, Colorado, from 1984 to 1991. From 1991 to 1995 Mr. Olver worked for First Heights Bank, Houston, Texas; he was Vice President, Assistant Treasurer 1991-1994, and Vice President, Treasurer from 1994-1995. He is also the Portfolio Manager for the Capital Conservation Fund and Government Securities Fund.

INVESTMENT OBJECTIVE
Seeks maximum aggregate rate of return over the long-term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

INVESTMENT RISK
The Fund uses the Bankers Trust Tactical Asset Allocation Model (Model) which allocates the Fund's assets. The Model tries to get the best return from three types of securities. A part of that program also tries to reduce risk.

The mix of securities the Fund invests in involves market risk, credit risk, interest rate risk and risk associated with foreign securities. For a discussion of these risks, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. We buy and sell securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund's investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index's performance, the Asset Allocation Fund tries to perform better than a blend of three market sectors measured by:

-  the S&P 500 Index;

-  the Merrill Lynch Corporate and
   Government Master Index; and

-  the Certificate of Deposit Primary
   Offering by New York City Banks,
   30-Day Rate

To help us decide how to allocate the Fund's assets, we rely on the Model. The Model analyzes many factors that affect the performance of securities that comprise certain indexes.

Based on the Model, we intend to allocate the Fund's assets around the following benchmarks:

stocks (common stock, preferred             55%
  stock and convertible preferred
  stock)
intermediate and long-term bonds            35%
high quality money market securities        10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting investments that it expects will participate in the growth of the nation's economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

As of May 31, 1998, the Fund's assets were invested as follows:

stocks                                   58.36%
intermediate and long-term bonds         32.53%
high quality money market securities      9.11%*

------------
* After taking the contract value of futures positions into consideration. See "Types of Investments".

Because there is no limit as to how often we may buy and sell securities for this Fund, this can increase what is called the "portfolio turnover" rate. A higher rate of portfolio turnover will also increase the brokerage fees and expenses payable out of the Fund's assets. For more information about portfolio turnover, see "About the Funds" in this prospectus.

For additional information
about THE FUND'S
INVESTMENTS see "Types
of Investments" in the
prospectus.

ASSET ALLOCATION
FUND
Fact Sheet
--------------------------------------------------------------------------------

                                              Percent of
Fund Investments                              Fund's Assets*
-----------------------------------------------------------------
Foreign securities                            up to 20%
-----------------------------------------------------------------
Futures and options                           no more than 33%
-----------------------------------------------------------------
Illiquid securities                           up to 10%
-----------------------------------------------------------------

*At time of purchase.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE ASSET ALLOCATION FUND*
                             AND THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
      21.94%               13.79%                 11.21%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

* The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

For the fiscal year ended May 31, 1998, the Fund had a return of 22.48% before subtracting expenses of 0.54%. This represents a positive tracking difference of 1.26% compared to the Fund's benchmark, a blended Index of the S&P 500 Index, the Merrill Lynch Corporate and Government Master Index and the Certificate of Deposit Primary Offering to New York City Banks, 30 Day Rate. Bond performance lagged the relevant index due to one Asian holding, and stock performance tracked the index. Over-allocation to stocks resulted in overall outperformance.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE ASSET ALLOCATION FUND*
                            AND THE MODEL BENCHMARK

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

----------------------------------------------------------------
            1 YEAR                       SINCE 9/1/92**
----------------------------------------------------------------
            21.94%                           13.59%
----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

** Beginning September 1, 1992 we began to use the Bankers Trust Tactical Asset
   Allocation Model to manage this Fund. The performance of the Fund may be compared to a benchmark comprised of a weighted average of three market sectors in which the Fund invests. This benchmark is described above.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

CAPITAL CONSERVATION
FUND
Fact Sheet
-------------------------------------------------
Investment Goal      INCOME AND POSSIBLE
                     GROWTH THROUGH
                     INVESTMENTS IN
                     HIGH QUALITY DEBT
                     SECURITIES
-------------------------------------------------
Investment Category INCOME

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC
PORTFOLIO MANAGER: Craig A. Mitchell is this Fund's Portfolio Manager. Mr. Mitchell has been Vice President and Investment Officer of VALIC since February 1999. Mr. Mitchell joined American General Corporation in May 1995. From July 1992 to April 1995, Mr. Mitchell served as Assistant Portfolio Manager and, subsequently, Portfolio Manager at Providian Corporation.

INVESTMENT OBJECTIVE
Seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

INVESTMENT RISK
The securities the Fund invests in involve certain risks, such as interest rate risk, credit risk, market risk and risk associated with foreign securities. This may cause the debt instruments that the Fund owns to be worth less than what the Fund paid. For a discussion of these risks see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund invests in high quality bonds to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund's earning potential, we may use a small part of the Fund's assets to make some higher risk investments.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Investment grade                 at least 75%
intermediate and long-term
corporate bonds rated at
least Baa by Moody's or
another rating organiza-
tion**, securities issued or
guaranteed by the U.S.
Government***, mortgage
backed securities, asset-
backed securities,
collateralized mortgage
obligations and high quality
money market securities
----------------------------------------------------
Debt securities                  up to 25%
rated at least B by
Moody's or another rating
organization****
Preferred or convertible
preferred stock,
Convertible debt securities
----------------------------------------------------
Foreign securities, mostly       up to 20%
foreign bonds that are of
the same quality as other
bonds purchased by this
Fund
----------------------------------------------------
Common stocks*****               up to 10%
----------------------------------------------------
Futures and options              up to 33%
----------------------------------------------------
Illiquid securities              up to 10%
----------------------------------------------------
    *At time of purchase.
   **For more information concerning ratings see
     "Description of Corporate Bond Ratings" and
     "Description of Commercial Paper Ratings" in
     the Statement of Additional Information.
  ***U.S. Government securities are securities
     issued or guaranteed by the U.S. Government
     which are supported by (i) the full faith and
     credit of the U.S. Government, (ii) the right
     of the issuer to borrow from the U.S. Treasury,
     (iii) the credit of the issuing government
     agency or (iv) the discretionary authority of
     the U.S. Government or GNMA to purchase certain
     obligations of the agency. For more information
     see "Government Securities Fund" in the
     Statement of Additional Information.
 ****The Fund currently intends to limit these
     investments to no more than 5% of its total
     assets. For the fiscal year ended May 31, 1998
     approximately 3% of the Fund's average monthly
     assets were invested in securities rated below
     Baa determined on a dollar-weighted basis.
*****Only stocks acquired by conversion of income-
     bearing securities or by exercising warrants
     attached to income-bearing securities.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

CAPITAL CONSERVATION
FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 11.30% before subtracting expenses of 0.54%. This represents a negative tracking difference of 1.05% from the Fund's benchmark; the Merrill Lynch Corporate Master Bond Index. The Fund was impacted by the weak performance of two Asian holdings and the uncertainty surrounding Columbia Healthcare.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                INVESTMENT IN THE CAPITAL CONSERVATION FUND AND
                    THE MERRILL LYNCH CORPORATE MASTER INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
      10.76%                6.41%                  7.95%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

GOVERNMENT
SECURITIES FUND
Fact Sheet
-------------------------------------------------
Investment Goal    INCOME AND POSSIBLE
                   GROWTH THROUGH
                   INVESTMENTS IN
                   INTERMEDIATE & LONG-
                   TERM GOVERNMENT
                   DEBT SECURITIES
-------------------------------------------------
Investment Category INCOME

--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC
PORTFOLIO MANAGER: Leon A. Olver, C.F.A., Vice President and Investment Officer for the Series Company, is this Fund's Portfolio Manager. Mr. Olver was an Assistant Vice President for Pulte Financial Companies, Denver, Colorado from 1984 to 1991. From 1991 to 1995 Mr. Olver worked for First Heights Bank, Houston, Texas; he was Vice President, Assistant Treasurer 1991-1994; and Vice President, Treasurer from 1994 to 1995. He is also the Portfolio Manager for the Capital Conservation Fund and the Asset Allocation Fund.

INVESTMENT OBJECTIVE
Seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

INVESTMENT RISK
The securities the Fund invests in involve certain risks, including interest rate risk, credit risk and risk associated with foreign securities. This may cause the debt instruments that the Fund owns to be worth less than what the Fund paid. For a discussion of these risks see "A Word About Risk" in this prospectus.
INVESTMENT STRATEGY
The Fund primarily invests in intermediate and long term U.S. Government and government sponsored investments. The Fund may also use up to 20% of its assets to make high quality foreign investments payable in U.S. dollars.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Debt securities issued or        at least 80%
guaranteed by the U.S.
Government**, asset-
backed securities, high
quality domestic money
market securities
----------------------------------------------------
Mortgage-backed securities       up to 25%
----------------------------------------------------
High quality foreign             up to 20%
government securities and
high quality foreign money
market securities payable in
U.S. dollars
----------------------------------------------------
Futures and options              up to 33%
  Listed and unlisted call
  and put options on
  securities, stock indices
  and currencies
----------------------------------------------------
Illiquid securities              up to 10%
----------------------------------------------------
 *At time of purchase.
**U.S. Government securities are securities issued
  or guaranteed by the U.S. Government and which are
  supported by (i) the full faith and credit of the
  U.S. Government, (ii) the right of the issuer to
  borrow from the U.S. Treasury, (iii) the credit of
  the issuing government agency, or (iv) the
  discretionary authority of the U.S. Government or
  GNMA to purchase certain obligations of the
  agency. For more information see "Government
  Securities Fund" in the Statement of Additional
  Information.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

GOVERNMENT
SECURITIES FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 11.14% before subtracting expenses of 0.54%. This represents a negative tracking difference of 0.08% from the Fund's benchmark, the Lehman Brothers U.S. Treasury Composite Index. Positions in callable agency notes and collateralized mortgage obligations marginally lowered the Fund's yield.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                INVESTMENT IN THE GOVERNMENT SECURITIES FUND AND
               THE LEHMAN BROTHERS U.S. TREASURY COMPOSITE INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
      10.60%                6.04%                  7.96%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

GROWTH FUND
Fact Sheet
-------------------------------------------------
Investment Goal     GROWTH THROUGH
                    INVESTMENTS IN
                    SERVICE SECTOR
                    COMPANIES
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price

PORTFOLIO MANAGER: This Fund is managed by an Investment Advisory Committee chaired by John H. Laporte. He has been chairman of this committee since it was started in 1994. Mr. Laporte joined T. Rowe Price in 1976 and has been managing investments since 1984.

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital through investment primarily in common stocks of U.S. growth companies engaged in service-related activities.

INVESTMENT RISK
This Fund invests in many companies that are small and/or new. These companies face special risks because they may not have the financial strength to do well during difficult times. The securities that the Fund invests in involve certain risks, such as market risk, and risk associated with foreign securities. For a discussion of these risks, see "A Word About Risk" in this prospectus. INVESTMENT STRATEGY
The Fund invests primarily in U.S. companies that are in the services industry. Examples include: consumer services (retailing, entertainment/leisure, media communications, restaurants/food distribution) business services (healthcare, computer services), and financial services (insurance, investment service). We believe if service companies outpace overall economic growth, their stocks could generate above-average returns. Currently, over 50% of the U.S. economy is made up of service companies.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Common stocks and                at least 75%
related securities, bonds,
preferred stock, convertible
stock of service industry
companies
----------------------------------------------------
Foreign securities               up to 15%
----------------------------------------------------
Equity securities sold by        up to 25%
non-service related
companies
----------------------------------------------------
Illiquid securities              up to 15%
----------------------------------------------------
Futures and options              up to 25%
----------------------------------------------------
High quality money market        up to 100%
securities**
----------------------------------------------------
 * At time of purchase.
** If, for temporary defensive reasons, we invest
   35% or more of the Fund's assets in money market
   securities, it is likely 25% or more of the
   Fund's assets will be invested in securities of
   the banking industry. This type of concentration
   in a single industry may increase the general
   level of risk to the Fund.

Additional information
about THE FUND'S
INVESTMENTS
is provided under
"Types of Investments".

GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 28.25% before subtracting expenses of 0.84%. This return represented a negative tracking difference of 2.43% compared to the Fund's benchmark, the S&P 500 Index. The Fund's focus on non-cyclical growth companies in service businesses, a strategy that performs well in a slow growth economy, was not in favor as a surprisingly strong economy drove favorable earnings reports in most industries.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
              INVESTMENT IN THE GROWTH FUND AND THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

----------------------------------------------------------------
            1 YEAR                      SINCE INCEPTION*
----------------------------------------------------------------
            27.41%                           23.26%
----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

GROWTH & INCOME
FUND
Fact Sheet
-------------------------------------------------
Investment Goal      GROWTH AND INCOME
                     THROUGH INVESTMENTS
                     IN STOCKS OR
                     SECURITIES CONVERTIBLE
                     INTO STOCKS
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

PORTFOLIO MANAGER: Paul Green is manager of the Fund. Mr. Green has been Vice President and Investment Officer of VALIC since February 1999. Previously, Mr. Green was with BARRA Consulting, Inc. since July 1993.

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

INVESTMENT RISK
This Fund invests almost entirely in stocks. Stock values can rise and fall over both short and long periods of time. However, we believe that our investment strategy helps us to manage the risks the Fund is subject to such as market risk, credit risk, interest rate risk and risk associated with foreign securities. For a discussion of market risk, credit risk, interest rate risk and risk associated with foreign securities, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. We use a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The portfolio will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

We follow the guidelines listed below for making the primary investments for the Fund.

                              Percent of
Fund Investments              Fund's Assets*
----------------------------------------------------
Common stocks and equity      generally 90-95%
related securities
bonds, preferred stock,
convertible stock and
warrants
----------------------------------------------------
Futures and options           up to 25%
----------------------------------------------------
Foreign securities            up to 20%
----------------------------------------------------
Illiquid securities           up to 15%
----------------------------------------------------
High quality money market     up to 100%
securities**
----------------------------------------------------
 *At time of purchase.
**For temporary defensive reasons, we may invest up
  to 100% of the Fund's assets in fixed income
  securities such as U.S. Government securities,
  bonds, commercial paper, repurchase agreements and
  cash equivalents. We may do this when we think
  economic and market conditions make it too risky
  for us to follow our general guidelines.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

GROWTH & INCOME
FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 20.67% before subtracting expenses of 0.80%. This return represented a negative tracking difference of 10.01% compared to the Fund's benchmark, the S&P 500 Index. Large capitalization stocks have led this market advance, with small and midcap stocks lagging. This disparate performance impacted the Fund negatively as the small and midcap stocks are well represented in the Value Line Timeliness Ranking System. The Fund is managed using that system.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                   INVESTMENT IN THE GROWTH & INCOME FUND AND
                               THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

----------------------------------------------------------------
            1 YEAR                      SINCE INCEPTION*
----------------------------------------------------------------
            19.87%                           20.19%
----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

INTERNATIONAL EQUITIES
FUND
Fact Sheet
-------------------------------------------------
Investment Goal    GROWTH THROUGH
                   INVESTMENTS TRACKING
                   THE EAFE INDEX
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

PORTFOLIO MANAGER: This Fund attempts to track the performance of the EAFE Index. William Trimbur, Jr. has been this Fund's Portfolio Manager since 1992. He has been Vice President and Investment Officer for the Series Company since 1987. Mr. Trimbur is also the Portfolio Manager for the International Government Bond Fund and the Social Awareness Fund.

INVESTMENT OBJECTIVE
Seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the performance of the EAFE Index.

INVESTMENT RISK
As described in the Investment Strategy section below, this Fund invests almost all its assets in foreign securities, which have risks that U.S. investments do not have. For a further explanation of the risks associated with foreign securities and market risk, see "A Word About Risk" in this prospectus. INVESTMENT STRATEGY
The Fund invests in a sampling of about 100 foreign stocks of companies that are either in the EAFE Index or are similar to stocks in the EAFE Index. These stocks, as a group, should reflect EAFE's performance. Since it may not be possible for this Fund to buy every stock included in this index or in the same proportions, we buy as many stocks as are needed to closely track the performance of the EAFE Index.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Stocks in the EAFE Index         at least 65%**
----------------------------------------------------
Other investments not in         no more than 35%
EAFE Index
  Foreign equity and
  related securities
  including common
  stocks, convertible
  stocks, preferred stocks
  and warrants
----------------------------------------------------
Futures and options              no more than 33%
  Covered put and call
  options on foreign
  currencies
  Listed and unlisted put
  and call options on
  currency futures
  Listed and unlisted
  foreign currency
  contracts
----------------------------------------------------
High quality foreign and         up to 100%
  domestic money market
  securities**
----------------------------------------------------
Illiquid securities              no more than 10%
----------------------------------------------------
 *At time of purchase.
**It is possible we may invest up to 100% of the
  Fund's assets in short term, high quality, foreign
  and domestic money market securities when we think
  economic, political and market conditions in
  foreign countries make it too risky to follow our
  general guidelines.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

INTERNATIONAL EQUITIES
FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 10.32% before subtracting expenses of 0.40%. This return represented a negative tracking difference of 0.79% compared to the EAFE Index. The underperformance resulted from low exposure to smaller capitalization stocks which did well in early 1998.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
               INVESTMENT IN THE INTERNATIONAL EQUITIES FUND AND
                                 THE EAFE INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR            SINCE INCEPTION*
-----------------------------------------------------------------
       9.92%                9.56%                  5.04%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

INTERNATIONAL
GOVERNMENT BOND
FUND
Fact Sheet
-------------------------------------------------
Investment Goal     INCOME AND POSSIBLE
                    GROWTH THROUGH
                    INVESTMENTS IN HIGH
                    QUALITY FOREIGN
                    GOVERNMENT DEBT
                    SECURITIES
-------------------------------------------------
Investment Category INCOME

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC
PORTFOLIO MANAGER: William Trimbur, Jr. has been this Fund's Portfolio Manager since the Fund was started in 1991. He has been Vice President and Investment Officer for the American General Series Portfolio Company since 1987. Mr. Trimbur is also the Portfolio Manager for the International Equities Fund and the Social Awareness Fund.

INVESTMENT OBJECTIVE
Seeks high current income through investments primarily in high quality debt securities issued or guaranteed by foreign governments.

INVESTMENT RISK
This Fund invests mostly in bonds that are issued by foreign governments. Although these governments promise to pay the principal and interest due on their bonds, it is still possible you may not get back all the money you invest.

For a discussion of the risks associated with foreign securities, credit risk, and interest rate risk see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund aims to give you foreign investment opportunities primarily in high quality government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a "non-diversified" investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency. To help us choose which countries to invest in we rely, in part, on the Salomon Brothers Non-U.S. Dollar World Government Bond Index (Salomon Index).
The Salomon Index is a widely used, international government bond index. It tracks the performance of government bonds sold in Austria, Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom. In addition, the Fund may invest in securities in other countries, provided such securities are payable in the currencies of the countries in the Salomon Index. We do not try to copy this index's performance. Rather, we use it as a guide.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
High quality debt securities     at least 65%
issued or guaranteed by
foreign governments
----------------------------------------------------
Other high quality debt          no more than 35%
securities, including
  Foreign corporate debt
  and foreign money
  market securities
  sold in the countries
  listed above
  High quality domestic
  money market
  securities and debt
  obligations issued or
  guaranteed by the
  U.S. Government
  Foreign currency
  exchange transactions
----------------------------------------------------
Futures and options              no more than 33%
  Covered put and
  call options on
  foreign currencies
  Listed put and
  call options on
  currencies
  Listed and
  unlisted foreign
  currency futures
  contracts
----------------------------------------------------
Illiquid securities              up to 10%
----------------------------------------------------
*At time of purchase.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

INTERNATIONAL
GOVERNMENT BOND
FUND
Fact Sheet
--------------------------------------------------------------------------------

For temporary defensive reasons, we may invest up to 100% of the Fund's assets in short term, high quality US money market securities, and US Government debt securities. We may do this when we think economic, political or market conditions in foreign countries make it too risky to follow our general guidelines.

For the fiscal year ended May 31, 1998, the Fund had a return of 3.20% before subtracting expenses of 0.55%. This represents a positive tracking difference of 0.82% compared to its benchmark, the Salomon Brothers Non-U.S. Dollar World Government Bond Index. The yield was reduced by the strong dollar versus all currencies in which the Fund is invested.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
              INVESTMENT IN THE INTERNATIONAL GOVERNMENT BOND FUND
                             AND THE SALOMON INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR            SINCE INCEPTION*
-----------------------------------------------------------------
       2.65%                5.44%                  7.61%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

MIDCAP INDEX FUND
Fact Sheet
-------------------------------------------------
Investment Goal      GROWTH THROUGH
                     INVESTMENTS TRACKING
                     THE S&P 400 MIDCAP
                     INDEX
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Bankers Trust

INVESTMENT OBJECTIVE
Seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400 Index.

INVESTMENT RISK
The S&P MidCap 400 Index includes the stocks of many medium sized companies. These companies usually do not have as much financial strength as very large companies and so may not be able to do as well in difficult times. However, because they are medium sized, they have more potential to grow, which means the value of their stock may increase. The S&P MidCap 400 Index also includes stocks of certain medium sized foreign companies. These stocks can be more risky than large company stocks. An index fund holding nearly all of the 400 stocks in the S&P MidCap 400 Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Because this Fund invests in many of the stocks tracked by this Index, your investment will experience similar changes in value and share similar risks such as market risk and risk associated with foreign securities. For more information about market risk and risk associated with foreign securities, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 400 MidCap Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental character-istics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 400 MidCap Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Stocks in the S&P MidCap         at least 65%
400 Index
----------------------------------------------------
Foreign stocks (listed and       no more than 20%
over-the-counter) in the
S&P MidCap 400 Index
----------------------------------------------------
Futures and options              no more than 33%
----------------------------------------------------
Investments not in the S&P       no more than 35%
MidCap 400 Index
    Common stock and
    related securities
    High quality money
    market securities
    Illiquid securities
----------------------------------------------------
*At time of purchase.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

MIDCAP INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 29.98%, before subtracting expenses of 0.36%. This represented a positive tracking difference of 0.11% compared to the S&P MidCap 400 Index. The close tracking was the result of low cost trading techniques, and the use of futures to maintain a fully invested position.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE MIDCAP INDEX FUND AND
                            THE S&P MIDCAP 400 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR             SINCE 10/1/91*
-----------------------------------------------------------------
      29.62%               17.99%                 17.61%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

   * Effective October 1, 1991, the Fund's name was changed from the Capital Accumulation Fund to the MidCap Index
    Fund. Additionally, the investment objectives and investment program for the Fund were changed.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

MONEY MARKET FUND
Fact Sheet
-------------------------------------------------
Investment Goal     INCOME THROUGH
                    INVESTMENT IN SHORT-
                    TERM MONEY MARKET
                    SECURITIES
-------------------------------------------------
Investment Category STABILITY

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC
PORTFOLIO MANAGER: Teresa Moro has been this Fund's Portfolio Manager and Vice President and Investment Officer for the Series Company since 1991. From 1986 to 1991, Ms. Moro was an Assistant Vice President and Money Market Trader for the Fund.

INVESTMENT OBJECTIVE
Seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

INVESTMENT RISK
The short-term money market securities that this Fund invests in are high quality investments, posing low credit and interest rate risk. The current yield of the Fund will generally go up or down with changes in the level of interest rates. The Fund uses the amortized cost method to value its portfolio securities and tries to keep its net asset value at $1.00 per share. There can be no assurance that the net asset value will be $1.00 per share at all times.

Because the risk to the money you invest is low, the potential for profit is also low. The Fund may experience risks including interest rate risk, market risk, credit risk and risk associated with foreign securities. For a discussion of these risks, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. We use 95% of the Fund's assets to buy short-term securities that are rated within the highest rating category for short term debt obligations by at least two nationally recognized rating services or unrated securities of comparable investment quality. These eligible securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. These practices are designed to minimize any fluctuation in the value of the Fund's portfolio.

The investments this Fund may buy include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities
- Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion
-   Commercial paper sold by corporations and finance companies
-   Corporate debt obligations with remaining maturities of 13 months or less
-   Repurchase agreements
- Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund's net assets)
-   Asset-backed securities
-   Loan participations
-   Adjustable rate securities
-   Variable rate demand notes
-   Illiquid securities*
------------
 *limited to 10% of the Fund's net assets

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

MONEY MARKET FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 5.79%, before subtracting expenses of 0.54%. This return represented a positive tracking difference of 0.98% compared to the 30-Day Certificate of Deposit Primary Offering Rate by New York City Banks.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                      INVESTMENT IN THE MONEY MARKET FUND
                           AND THE NYC 30 DAY CD RATE

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
       5.25%                4.65%                  5.45%
-----------------------------------------------------------------

                                    [CHART]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

SCIENCE &
TECHNOLOGY FUND
Fact Sheet
-------------------------------------------------
Investment Goal    GROWTH THROUGH
                   INVESTMENTS IN
                   STOCKS OF COMPANIES
                   WHICH BENEFIT FROM
                   DEVELOPMENT OF
                   SCIENCE AND
                   TECHNOLOGY
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER

VALIC

INVESTMENT SUB-ADVISER
T. Rowe Price
PORTFOLIO MANAGER: This Fund is managed by an Investment Advisory Committee chaired by Charles A. Morris. He has been chairman of this committee since it was started in 1994. Mr. Morris joined T. Rowe Price in 1987 as an investment analyst. He has been managing investments since 1991.

INVESTMENT OBJECTIVE
Seeks long-term growth of capital through investment primarily in the common stocks and equity-related securities of companies that are expected to benefit from the development, advancement and use of science and technology.

INVESTMENT RISK
The Science & Technology Fund invests in many small and/or new companies that develop and sell new products or services. These products or services may fail or become quickly outdated. Also, small and new companies have limited product lines and do not always have the financial strength to do well in difficult times. Because these companies are small, their stock prices will go up and down over the short-term, but may have greater growth potential.

The securities the Fund invests in involve certain risks, including market risk and risk associated with foreign securities. For a discussion of these risks, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund invests in companies that are expected to benefit from scientific breakthroughs and advancements in technology. We believe that stocks of companies that develop products using new technology or benefit from this technology may greatly increase in value. These companies are in the following industries: computer, pharmaceutical, defense, telecommunications and electronics.

We follow the guidelines listed below for making the primary investments for the Fund.

                                     Percent of
        Fund Investments           Fund's Assets*
----------------------------------------------------
Common stocks of science         at least 65%
and technology companies
----------------------------------------------------
Other equity-related             up to 25%
securities of science and
technology companies
including convertible debt
securities, convertible
preferred stock
----------------------------------------------------
Foreign securities               up to 30%
----------------------------------------------------
Illiquid securities              up to 15%
----------------------------------------------------
Futures and options              up to 25%
----------------------------------------------------
High quality money market        up to 100%
securities**
----------------------------------------------------

 * At time of purchase.

** For temporary defensive reasons, we may invest up to 100% of the Fund's assets in cash and cash equivalents. We may do this when we think economic and market conditions make it too risky for us to follow our general guidelines.

Additional information
about THE FUND'S
INVESTMENTS
is provided under
"Types of Investments".

SCIENCE &
TECHNOLOGY FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 11.80% before subtracting expenses of 0.95%. This represents a negative tracking difference of 18.88% compared to the Fund's benchmark, the S&P 500 Index. The market performance for large capitalization stocks caused much of the negative tracking as the Fund tends to hold significant amounts of small and midcap stocks. A number of valuation compressions due to volatile market conditions, also weighed on results.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                  INVESTMENT IN THE SCIENCE & TECHNOLOGY FUND
                             AND THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

----------------------------------------------------------------
            1 YEAR                      SINCE INCEPTION*
----------------------------------------------------------------
            10.85%                           26.44%
----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

SMALL CAP INDEX
FUND
Fact Sheet
-------------------------------------------------
Investment Goal    GROWTH THROUGH
                   INVESTMENTS TRACKING
                   THE RUSSELL 2000
                   INDEX
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Bankers Trust

INVESTMENT OBJECTIVE
Seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the Russell 2000 Index.

INVESTMENT RISK
The Russell 2000 Index includes many small U.S. companies. Some of these companies often do not have the financial strength needed to do well in difficult times. Also, they often sell limited numbers of products, which can make it harder for them to compete with medium and large companies. However, because they are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow. This means their stock value may offer greater potential for appreciation. An index fund holding a large sampling of the 2,000 stocks in the Russell 2000 Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future.

Because this Fund invests in many of the stocks tracked by this Index, your investment will experience similar changes in value and share similar risks such as market risk and risk associated with foreign securities. For more information about market risk and risk associated with foreign securities, see "A Word About Risk" in this prospectus.
INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the Russell 2000 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Russell 2000 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Stocks in the Russell 2000       at least 65%
Index
----------------------------------------------------
Foreign stocks (listed and       no more than 20%
over-the-counter) in the
Russell 2000 Index
----------------------------------------------------
Futures and options              no more than 33%
----------------------------------------------------
Investments not in the           no more than 35%
Russell 2000 Index
    Common stock and
    related securities
    High quality money
    market securities
    Illiquid securities
----------------------------------------------------
*At time of purchase.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

SMALL CAP INDEX
FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 21.73%, before subtracting expenses of 0.39%. This represented a positive tracking difference of 0.48% compared to the Russell 2000 Index. The Fund uses futures to maintain a fully invested position to track its index but incurs fees and charges to acquire securities which created a variance from the index.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                   INVESTMENT IN THE SMALL CAP INDEX FUND AND
                             THE RUSSELL 2000 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR            SINCE INCEPTION*
-----------------------------------------------------------------
      21.34%               15.43%                 15.31%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

SOCIAL AWARENESS
FUND
Fact Sheet
-------------------------------------------------
Investment Goal       GROWTH THROUGH
                      INVESTMENTS IN
                      STOCKS OF COMPANIES
                      MEETING SOCIAL
                      CRITERIA OF THE FUND
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC
PORTFOLIO MANAGER: Maruti D. More is this Fund's Portfolio Manager. Mr. More has been Vice President -- Investments of the Series Company since July 1998. Since April 1998, Mr. More serves as Vice President of The Variable Annuity Life Insurance Company and American General Investment Management, L.P. From 1993 to 1995, Mr. More was Managing Director, Marketable Securities at Paul Revere Investment Management Corporation.

INVESTMENT OBJECTIVE
Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund.

The Fund invests only in companies which meet its social criteria. The Fund does not invest in companies that:

-  produce nuclear energy;

-  make military weapons or delivery systems; or

- engage continuously in practices or produce products that significantly pollute the environment (such products include tobacco products).

INVESTMENT RISK
Most of the companies this Fund invests in are included in the S&P 500 Index. This Fund's degree of market risk is slightly greater than the Stock Index Fund's degree of risk. This is because its investments are more limited by its investment objective. This Fund may also experience market risk, and risks associated with foreign securities. For a discussion of these risks see the Stock Index Fund's Fact Sheet and "A Word About Risk" in this prospectus.

If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

INVESTMENT STRATEGY
We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Common stocks of companies       at least 80%
meeting Fund's social criteria
----------------------------------------------------
Other types of securities of     up to 20%
companies meeting social
criteria including
    Foreign securities
    Preferred stock
    Convertible securities
    High quality money market
    securities and warrants
----------------------------------------------------
Futures and options              up to 33%
----------------------------------------------------
Illiquid securities              up to 10%
----------------------------------------------------
*At time of purchase.

To find out which companies meet the Fund's social criteria, we rely on industry classifications, research services such as the Investor Responsibility Research Center (IRRC), and special magazines and papers that publish this type of information.

Since our definition of social criteria is not "fundamental," the Series Company's Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds. At least once a year, we survey state laws on this issue to look for any new developments. If our survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to our social criteria list.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

SOCIAL AWARENESS
FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 30.88% before subtracting expenses of 0.54%. This resulted in a positive tracking difference of 0.20% compared to the Fund's benchmark, the S&P 500 Index. Concentration on the larger capitalization growth sectors and avoidance of the volatile tobacco industry aided performance.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
                    INVESTMENT IN THE SOCIAL AWARENESS FUND
                             AND THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR            SINCE INCEPTION*
-----------------------------------------------------------------
      30.34%               21.44%                 16.16%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

STOCK INDEX FUND
Fact Sheet
-------------------------------------------------
Investment Goal    GROWTH THROUGH
                   INVESTMENTS TRACKING
                   THE S&P 500 INDEX
-------------------------------------------------
Investment Category GROWTH

--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Bankers Trust

INVESTMENT OBJECTIVE
Seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500 Index.

INVESTMENT RISK
The S&P 500 Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time. This Fund which holds nearly all of the 500 stocks in the S&P 500 Index avoids the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Because the Fund invests in many of the stocks tracked by this Index, your investment will experience similar changes in value and share similar risks, such as market risk and risk associated with foreign securities. For more information about market risk and risk associated with foreign securities, see "A Word About Risk" in this prospectus.

INVESTMENT STRATEGY
The Fund invests in a sampling of stocks in the index that, as a group, should reflect its performance. The stocks of the S&P 500 Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g. price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the S&P 500 Index. The stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole. Since it may not be possible for this Fund to buy every stock included on this index or in the same proportions, we rely on the aforementioned statistical technique to figure out, of the stocks tracked by the index, how many and which ones to buy.

We follow the guidelines listed below for making the primary investments for the Fund.

                                 Percent of
Fund Investments                 Fund's Assets*
----------------------------------------------------
Stocks in the S&P 500            at least 65%
Index
----------------------------------------------------
Foreign stocks (listed and       no more than 20%
over-the-counter) in the
S&P 500 Index
----------------------------------------------------
Futures and options              no more than 33%
----------------------------------------------------
Investments not in the S&P       no more than 35%
500 Index
    Common stock and
    related securities
    High quality money
    market securities
    Illiquid securities
----------------------------------------------------
*At time of purchase.

Additional information
about THE FUND'S
INVESTMENTS is provided
under "Types of
Investments".

STOCK INDEX FUND
Fact Sheet
--------------------------------------------------------------------------------

For the fiscal year ended May 31, 1998, the Fund had a return of 30.61%, before subtracting expenses of 0.31%. This return represented a negative tracking difference of 0.07% compared to the S&P 500 Index(C). A combination of careful purchasing of securities, low cost trading techniques, and the use of futures to maintain a fully invested position resulted in the close tracking of the Index.

                COMPARISON OF A CHANGE IN THE VALUE OF A $10,000
            INVESTMENT IN THE STOCK INDEX FUND AND THE S&P 500 INDEX

                      AVERAGE ANNUAL TOTAL RETURN -- FUND

-----------------------------------------------------------------
      1 YEAR               5 YEAR                 10 YEAR
-----------------------------------------------------------------
      30.30%               21.75%                 17.79%
-----------------------------------------------------------------

                                    [CHART]

                            FISCAL YEAR ENDED MAY 31

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Fund returns reflect investment management fees and other Fund expenses. The Fund returns do not reflect charges included in the annuity contract for mortality and expense guarantees, administrative fees or surrender charges.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

STOCKS -- also called equity securities
If you own a share of stock, you own a part of the company that issued it. Companies sell stock to get the money they need to grow.

There are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

All of the Funds except the Money Market Fund in this prospectus may invest in common, preferred, and convertible preferred stock in accordance with their investment strategies.

BONDS -- also called debt securities
Bonds are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock. The types of bonds the Funds may invest in are as follows: U.S. Government bonds and investment grade corporate bonds (the Capital Conservation Fund may also invest in below investment grade bonds). For a description of investment grade bonds see "A Word about Risk -- Market Risk" in this prospectus.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less.

Bonds rated Ba or B by Moody's Investors Services, Inc. (generally known as lower-medium and lower-quality bonds) are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower-medium and lower-quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

All of the Funds in this prospectus may invest in asset-backed securities. Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Loan Participations
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

All the Funds in this prospectus may invest in loan participations.

ISSUED means the
Company (ISSUER) sold it
originally to the public.

For more information about
BONDS AND RATINGS OF
BONDS, see the Statement
of Additional Information.

For more information about
ASSET-BACKED SECURITIES
see the Statement of
Additional Information.

For more information about
LOAN PARTICIPATIONS see
the Statement of Additional
Information.

--------------------------------------------------------------------------------

MORTGAGE-RELATED SECURITIES

Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

ILLIQUID SECURITIES

An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the Sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

All the Funds may buy illiquid securities, but are restricted as to how much money they may invest in them. See "Limitations" below.

FOREIGN SECURITIES

All of the funds may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Government Securities Fund and the Money Market Fund which may only invest in U.S. dollar-denominated securities of foreign issuers.

For more information about
MORTGAGE-RELATED SECURITIES,
see the Statement of
Additional Information.

For more information about
ILLIQUID SECURITIES see the
Statement of Additional
Information.

For more information about
FOREIGN SECURITIES, see the
Statement of Additional
information.

--------------------------------------------------------------------------------

Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs", "EDRs" and "GDRs"). See "ADRs" below.

ADRS

ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. We consider ADRs foreign securities. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

FOREIGN CURRENCY

All of the Funds, except the Government Securities Fund and the Money Market Fund, may buy and sell foreign currencies the same way they buy and sell other investments. Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

The Funds, except the Money Market Fund and the Government Securities Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar.

WHEN-ISSUED SECURITIES

When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

All of the Funds may buy when-issued securities in accordance with their investment strategy.

MONEY MARKET SECURITIES

All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A listing of the types of money market securities in which the Money Market Fund may invest is in that Fund's Fact Sheet. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or Standard & Poor's or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities

- Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion

-   Commercial paper sold by corporations and finance companies

-   Corporate debt obligations with remaining maturities of 13 months or less

- Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities

VARIABLE RATE DEMAND NOTES

Variable rate demand notes ("VRDNs") are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market Fund may invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

DERIVATIVES

Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally we do not buy derivatives to speculate.

The Funds, except the Money Market Fund, may buy two types of derivatives: futures and options.

Options
An option is the right to buy or sell any type of investment for a preset price over a specific period of time.

For more information about
FOREIGN CURRENCY
EXCHANGE TRANSACTIONS,
see the Statement of
Additional Information.

For more information about
WHEN-ISSUED SECURITIES,
see the Statement of
Additional Information.

For more information on
put and call OPTIONS AND
FINANCIAL FUTURES
CONTRACTS AND OPTIONS,
see the Statement of
Additional information.

For more information about
MONEY MARKET SECURITIES
OF FOREIGN ISSUERS the
Funds may purchase, see
the Statement of Additional
Information.

--------------------------------------------------------------------------------

Call Option
For example, you can buy an option from Mr. Smith that gives you the right to buy 10 shares of stock X at $25.00 per share anytime between now and six weeks from now. You believe stock X will be selling for more than $25.00 per share between now and then. Mr. Smith believes it won't be. If you exercise this option before it expires, Mr. Smith must sell you 10 shares of stock X at $25.00 per share.

On the other hand, you can sell an option to Mr. Smith that gives him the right to buy 10 shares of stock X at $25.00 per share anytime between now and six weeks from now. You believe stock X will be selling for less than $25.00 per share between now and then. Mr. Smith believes it won't be. If he exercises this option before it expires, you must sell to Mr. Smith 10 shares of stock X at $25.00 per share.

Put Option
Or, you can buy an option from Mr. Smith that gives you the right to sell him 10 shares of X stock at $25.00 per share anytime between now and six weeks from now. In this example, you believe stock X will be selling for less than $25.00 per share between now and then. Mr. Smith thinks it will be selling for more.

Or, you can sell an option to Mr. Smith that gives him the right to sell to you 10 shares of X stock at $25.00 per share anytime between now and six weeks from now. In this example, he believes stock X will be selling for less than $25.00 per share between now and then.

Futures Contracts
A futures contract is an agreement between a buyer and a seller to buy or sell an investment on a future date at a price the buyer and seller set today. The buyer thinks the price will go up between now and then, and the seller thinks the price will go down or they may just want to receive today's price because they do not know which way prices are going to go.

All of the Funds, except the Money Market Fund, may enter into certain types of futures contracts. The Funds use futures contracts as a tool to earn more money, and to protect against rising or falling prices in the stock and bond markets.

The Funds use stock and bond futures to invest cash and cash equivalents. When certain levels are reached the Fund will sell the futures and buy stocks or bonds.

All of the Funds, except the Money Market Fund can invest in these types of futures and options:

- Write exchange traded covered put and call options on securities and stock indices.

- Purchase exchange traded put and call options on securities and stock indices.

-   Purchase and sell exchange traded financial futures contracts.

- Write covered call options and purchase exchange traded put and call options on financial futures contracts.

- Write covered call options and purchase non-exchange traded call and put options on financial futures contracts.

The Capital Conservation Fund, the Government Securities Fund, the International Equities Fund, the International Government Bond Fund and the Science & Technology Fund may write and purchase put and call options on securities and stock indices that are not traded on an exchange.

REPURCHASE AGREEMENTS

A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

A repurchase agreement of more than 7 days duration is illiquid. A discussion of repurchase agreements, illiquid securities and Fund limitations is contained in the Statement of Additional Information.

A WORD ABOUT RISK

There are four basic types of investment risk you may be subject to:

-   Market Risk

-   Credit (Financial) Risk

-   Interest Rate Risk

-   Risk Associated with Foreign Securities

Generally stocks are considered to be subject to market risk, while debt securities, such as U.S. government bonds and money market securities are subject to interest rate risk. Other debt securities, such as corporate bonds, involve both interest rate and credit (financial) risk. Lastly, risks associated with foreign securities can involve political, currency and limited information risks. Each of these four basic types of investment risks is discussed below.

Market Risk

Market risk refers to the loss of capital resulting from changes in the prices of investments. For example, market risk occurs when expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company is experiencing growth in profits, the price of its stock could fall.

--------------------------------------------------------------------------------

Credit (Financial) Risk

Credit risk refers to the risk that the issuer of a bond may default or be unable to pay interest or principal due on a bond.

To help the Funds' Investment Adviser or
Sub-advisers decide which U.S. corporate and foreign bonds to buy, they rely on Moody's and Standard & Poor's (two nationally recognized bond rating services), and on VALIC's own research. This research lowers the risk of buying a bond of a company that may not pay the interest and principal on the bond.

All of the Funds in this prospectus may buy bonds that are rated as investment grade. There are four different levels of investment grade, from AAA to BBB; see Description of Corporate Bond Ratings in the Statement of Additional Information. All bonds with these ratings are considered to have adequate ability to pay interest and principal.

All of the Funds in this prospectus may buy bonds issued by the U.S. Government. The U.S. Government guarantees it will always pay principal and interest.

Interest Rate Risk

Interest rate risk refers to the risk that fluctuations in interest rates may affect the value of interest paying securities in a Fund. If a fund sells a bond before it matures, it may lose money, even if the bond is guaranteed by the U.S. Government. Say, for example, a fund bought an intermediate government bond last year that was paying interest at a fixed rate of 6%. Now, intermediate government bonds are paying interest at a rate of 7%. If the fund wants to sell the bond paying 6%, it will have to sell it at a discount (and realize a loss) to attract buyers because they can buy new bonds paying 7% interest.

Risk Associated with Foreign Securities

Each of the Funds may, subject to limits stated in each Fund's Fact Sheet, invest in foreign securities including ADRs. A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S.

    There are three principal risks of owning foreign securities:

    Political risk -- the chance of a change in government and the assets of the company being taken away.

    Currency risk -- a change in the value of the foreign currency compared to the dollar. If the foreign currency declines in value, your investment valued in U.S. dollars will decline even if the value of the foreign stock or bond is unchanged.

    Limited information -- foreign companies generally are not regulated to the degree U.S. companies are and may not report all of the information we are used to getting. To minimize taxes they may not report some income or they may report higher expenses.

INVESTMENT PRACTICES

Limitations

Each Fund has limitations on the percentage of its assets that it may allocate to certain investments. These limits are determined by the Fund's investment objectives and risk level.

For example, the Stock Index Fund's investment goal is growth through investments tracking the S&P 500 Index, an index that includes stocks of domestic and foreign companies. As a result, this Fund may invest no more than 35% of its assets in stocks that are not part of the S&P 500 Index.

Some Funds are restricted from buying certain types of investments altogether. For example, the Money Market Fund may not invest in futures and options.

Each Fund's limitations are shown in the Investment Strategy section of its Fact Sheet.

Lending Portfolio Securities

Each Fund except the Growth Fund and the Science & Technology Fund may lend up to 30% of its total assets to broker-dealers and other financial institutions to earn more money for the Fund. The Growth Fund and the Science & Technology Fund may lend up to 33 1/3% of their total assets. Assets are placed in a special account by the borrower to cover the market value of the securities on loan. The assets serving as collateral for the loan are valued daily.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its Custodian, as monitored by VALIC and authorized by the Board of Directors.

For more information about
LENDING PORTFOLIO
SECURITIES, see the
Statement of Additional
Information.

For more information about
INVESTMENT LIMITATIONS,
see the Statement of
Additional Information.

For more information about
FOREIGN SECURITIES, see
the Statement of Additional
Information.

About the Series Company
--------------------------------------------------------------------------------

SERIES COMPANY SHARES

The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates, or employee thrift plans maintained by VALIC or American General Corporation.

As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates. When you buy these units, you specify which Funds you want the separate account to invest your money in. The separate account, in turn, buys the shares of the Funds according to your instructions. See your contract prospectus for more information on the separate account associated with your contract.

When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is on the best interests of the shareholders of the Fund.

As distributor, VAMCO sells shares of the Funds to the separate accounts. VAMCO is a wholly owned subsidiary of VALIC and acts as a distributor under an agreement it has with the Series Company. VAMCO does not charge the Series Company or the separate accounts for its services. Also, VAMCO is not required to sell a minimum number of shares to the separate accounts.

VAMCO sends orders to buy, sell or transfer shares to the Series Company's transfer agent daily. The price of any share affected by the request is the next net asset value calculated after order is received.

For more information on how to participate, see your contract prospectus.

NET ASSET VALUE OF THE SERIES
COMPANY SHARES

How Net Asset Value is Calculated

Here is how the Series Company calculates the net asset value of each Fund's shares:

Step 1:

   Total value of the
   Fund's assets*
   (including money owed
   to the fund but not yet      The Fund's
   collected)               =   Total
-- The Fund's liabilities       Net Asset Value
   (including money owed
   by the Fund but not yet
   paid)
Step 2:
   The Fund's total net
   asset value (from
   Step 1)                      NET ASSET VALUE
/ The total number of the   =   PER SHARE
  Fund's shares that are
  outstanding.

* The Series Company uses the fair market value of Fund's investments to calculate the Fund's total value. However, it uses the amortized cost method to determine the values of all the Money Market Fund's investments and of any other Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

If a Fund's portfolio includes investments that are not sold often or are not sold on any exchanges, the Series Company's Board of Directors or its delegate will, in good faith, estimate fair market value of these investments.

When Net Asset Value is Calculated

The Series Company calculates the net asset value of each Fund's shares at approximately 4pm EST each day the New York Stock Exchange is open. (The New York Stock Exchange is open Monday through Friday but is closed on certain federal and other holidays.)

THE VARIABLE ANNUITY
MARKETING COMPANY
(VAMCO) acts as the
Series Company's
distributor.

--------------------------------------------------------------------------------

The separate accounts can buy, sell, and transfer shares in the Funds only on days that the Series Company calculates the net asset value of each Fund's shares. Through VAMCO, the separate accounts send orders to the Series Company to buy, sell, or transfer shares based on requests they receive from participants.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income

Net investment income generally includes stock dividends received and bond interest earned less expenses paid by the Fund. Each Fund pays dividends from net investment income occasionally. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Money Market Fund pays dividends daily and all other Funds pay dividends once a month.

Distributions from Capital Gains

When a Fund sells a security for more than it paid for that security, a capital gain results. Once a year, each Fund pays distributions from capital gains, as long as total capital gains exceed total capital losses. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

DIVERSIFICATION

Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ("the 1940 Act").

All of the Funds except International Government Bond Fund, Growth Fund and Science & Technology Fund may invest up to 5% of their total assets in a single issuer. An issuer, or "company" does not include the U.S. Government or agencies of the U.S. Government according to the Code and the 1940 Act. For diversification purposes, repurchase agreements are considered to be issued by the U.S. Government if backed by U.S. Government securities. Also, these Funds may not own more than 10% of the voting securities of a company.

The Growth Fund and the Science & Technology Fund may not invest more than 5% of their total assets in one company and more than 10% of their total assets in the voting securities of one company as long as the total of these investments does not exceed 25% of total assets.

The International Government Bond Fund is "non-diversified" under the 1940 Act. This means it can invest more of its assets in fewer issuers and for this reason may be riskier than the other Funds. This Fund may invest up to 25% of its total assets in a single issuer as long as those investments representing over 5% of total assets in one issuer do not exceed 50% of total assets of the Fund. The remaining 50% of total assets may not include more than 5% of total assets in one issuer.

Also, the Money Market Fund may not invest more than 5% of its total assets in any company rated as "second tier" by a national rating service (as described in Types of Investments).

--------------------------------------------------------------------------------

TAXES

By paying out all earnings as described in the Dividends and Capital Gains section above and by complying with the diversification requirements under the Code, each Fund expects to qualify as a Registered Investment Company (RIC) under Subchapter M of the Code. By qualifying as a RIC the Fund will not have to pay federal income taxes.

VOTING RIGHTS

One Vote Per Share

Each outstanding share has one vote on all matters that shareholders vote on. As a participant, you vote on these matters indirectly by voting your units. The way you vote your units as a participant depends on your contract. See your contract prospectus for specific details.

When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.

Shareholder Meetings

Maryland law does not require the Series Company to hold regular, annual shareholder meetings. But, the Series Company must hold shareholder meetings on the following matters:

-  to approve certain agreements as required by the 1940 Act;

- to change fundamental investment objectives in the Diversification section and to change fundamental investment restrictions, above;

- to fill vacancies on the Series Company's Board of Directors if the shareholders have elected less than a majority of the Directors.

Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 2/3 of all the outstanding shares of all the Funds must vote in favor of removing the Director.

Shareholder Communications

The Series Company will assist in shareholder communications.

YEAR 2000 RISKS

VALIC initiated its Year 2000 readiness plan in 1995. Since that time, VALIC management along with a team of skilled information technology and business professionals have been dedicated to achieving the objectives of the plan. This plan calls for the renovation, upgrade and/or replacement of our mission critical computer systems, whether developed internally or otherwise. It includes the five steps that we believe are essential to Year 2000 readiness: inventory and discovery; analysis; construction; testing; and implementation. As of December 31, 1998, we have substantially completed all steps with respect to our critical systems.

VALIC's plan also includes an evaluation of the status of our key third party relationships and their efforts in addressing Year 2000 issues. Throughout 1999 we will continue to work with critical third party dependencies and to develop contingency plans for any identified risks or shortcomings. If significant third parties fail to achieve Year 2000 readiness on a timely basis, then the Year 2000 issue could have a material adverse impact on the operations of VALIC and the Series Company. However, the third party contingency plans we develop are meant to identify those risks and provide alternative actions should a third party not achieve readiness. While we believe no one can predict with certainty outcomes as to all the issues that may arise, VALIC is confident that its comprehensive plan and resource commitment will allow it to meet its Year 2000 objectives.

Through December, 1998, VALIC has incurred and expensed $26.7 million (pretax) related to Year 2000 readiness, including $20.2 million incurred during 1998. VALIC currently anticipates that it will incur future costs of $2.1 million for additional internal staff, third party vendors, and other expenses to maintain readiness and complete third party contingency plans.

REPORTS

The Series Company sends Annual Reports containing audited financial statements, Semi-Annual Reports containing unaudited financial statements, and proxy materials to Contract owners or participants. Also, the Series Company includes an Annual Report with each Statement of Additional Information it sends out.

If you have any questions about the Annual or Semi-Annual Reports, call or write to the Series Company at the phone number/address found on the cover page of this prospectus.

See the Statement of
Additional information and
your contract prospectus
for further tax discussions.
You should also CONSULT
YOUR TAX ADVISOR before
investing.

Please tear off, complete and return the form below to Suite A3-01, Communications Unit, The Variable Annuity Life Insurance Company, 2929 Allen Parkway, Houston, Texas 77019 to order a Statement of Additional Information for the Company. A Statement of Additional Information may also be ordered by calling 1-800-44-VALIC.

   Please send me a free copy of the Statement of Additional Information for American General Series Portfolio Company.

Name: ________________________________________              GA. #: ______________________________
Address: ____________________________________               Policy #: ______________________________
Social Security Number: ____________________

                      (This page intentionally left blank)

INVESTMENT ADVISER:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUB-ADVISERS:
Bankers Trust Company
One Bankers Trust Plaza
130 Liberty St., 36th Floor
New York, New York 10006

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

DISTRIBUTOR:

The Variable Annuity Marketing Company
2929 Allen Parkway
Houston, Texas 77019

CUSTODIAN:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INDEPENDENT AUDITORS:
Ernst & Young LLP
1221 McKinney, Suite 2400
Houston, Texas 77010

TRANSFER AND SHAREHOLDER SERVICE AGENT:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019

                             DIRECTORS AND OFFICERS

DIRECTORS                                     OFFICERS
Dr. Judith Craven                             Thomas L. West, Jr.          Chairman

Dr. Timothy J. Ebner                          John A. Graf                 President

Judge Gustavo E. Gonzales, Jr.                Craig R. Rodby               Executive Vice President

John A. Graf                                  John E. Arant                Executive Vice President

Norman Hackerman                              Joe C. Osborne               Executive Vice President

John Wm. Lancaster                            Peter V. Tuters              Senior Investment Officer

Ben H. Love                                   Maruti D. More               Vice President -- Investments

Dr. John E. Maupin, Jr.                       Teresa S. Moro               Vice President and

F. Robert Paulsen                                                          Investment Officer

Craig R. Rodby                                Leon A. Olver                Vice President and

R. Miller Upton                                                            Investment Officer

Thomas L. West, Jr.                           William Trimbur, Jr.         Vice President and
                                                                           Investment Officer

                                              Brent C. Nelson              Vice President

                                              Cynthia A. Toles             Vice President and
                                                                           Secretary

                                              Nori L. Gabert               Vice President and
                                                                           Assistant Secretary

                                              Cynthia A. Gibbons           Assistant Vice President

                                              Gregory R. Seward            Treasurer

                                              Jaime M. Sepulveda           Assistant Treasurer

                                              Earl E. Allen, Jr.           Assistant Treasurer

                                              Kathryn A. Pearce            Controller

                                              Donna L. Hathaway            Assistant Controller

                                              Heriberto Valdez             Assistant Controller

PRINTED MATTER
PRINTED IN U.S.A.
VA 9017 VER 2/99                            [RECYCLED PAPER LOGO] RECYCLED PAPER

                                        PART B

            INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                         STATEMENT OF ADDITIONAL INFORMATION

Franklin Life Variable Annuity               American General Series Portfolio
Fund A                                       Company


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Franklin Life Variable Annuity Fund A dated the same date as this Statement of Additional Information.

     You may obtain a copy of that Proxy Statement/Prospectus by calling (800) 528-2011, Extension 2591, or by writing The Franklin Life Insurance Company, #1 Franklin Square, Springfield, IL 62713, Attention: Box 1018.


                                   March 1, 1999

                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS


Appendix A -   Franklin Life Variable Annuity Fund A - Statement of Additional
               Information

Appendix B -   Franklin Life Variable Annuity Fund A - Annual Report dated
               December 31, 1998

Appendix C -   American General Series Portfolio Company - Statement of
               Additional Information



Appendix D -   American General Series Portfolio Company - Semi-Annual Report
               dated November 30, 1998

ADDITIONAL INFORMATION ABOUT FRANKLIN LIFE VARIABLE ANNUITY FUND A

     For additional information regarding Franklin Life Variable Annuity Fund A ("Fund A"), please review the Statement of Additional Information to Fund A's registration statement on Form N-3 filed with the Securities and Exchange Commission as Post-Effective Amendment No. 45 on April 30, 1998 (File Nos. 2-36394 and 811-1990). Appendix A contains Fund A's Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT AMERICAN GENERAL SERIES PORTFOLIO COMPANY

     Additional information regarding the Stock Index Fund and the Money Market Fund of the American General Series Portfolio Company (the "Series Company") is found in the Statement of Additional Information to the registration statement on Form N-1A filed with the Securities and Exchange Commission (File Nos. 2-83631 and 011-3738). This Statement of Additional Information is attached hereto as Appendix C.

FINANCIAL STATEMENTS

     Financial statements regarding Fund A are included in the Statement of Additional Information attached hereto as Appendix A and in the Annual Report dated December 31, 1998 provided in Appendix B.

     Financial statements regarding the Stock Index Fund and the Money Market Fund of the American General Series Portfolio Company are included in the Statement of Additional Information provided in Appendix C, and in the Semi-Annual Report dated November 30, 1998 provided in Appendix D.

     Pro Forma financial information is not included because as of December 31, 1998:

(1) the net asset value of Franklin Life Variable Annuity Fund A did not exceed 10 percent of the net asset value of the Stock Index Fund;

(2) the net asset value of Franklin Life Variable Annuity Fund B did not exceed 10 percent of the net asset value of the Stock Index Fund; and

(3) the net asset value of Franklin Life Money Market Variable Annuity Fund C did not exceed 10 percent of the net asset value of the Money Market Fund.

                                  APPENDIX A

                   FRANKLIN LIFE VARIABLE ANNUITY FUND A

                    STATEMENT OF ADDITIONAL INFORMATION

                                                  INDIVIDUAL VARIABLE ANNUITY
                                                  CONTRACTS FOR USE WITH CERTAIN
                                                  QUALIFIED PLANS AND TRUSTS
                                                  ACCORDED SPECIAL TAX
                                                  TREATMENT AND AS
                                                  INDIVIDUALRETIREMENT ANNUITIES

     FRANKLIN LIFE VARIABLE ANNUITY
               FUND A

                                                            ISSUED BY
                                             THE FRANKLIN LIFE INSURANCE COMPANY
                                                       #1 FRANKLIN SQUARE
                                                  SPRINGFIELD, ILLINOIS 62713
                                                    TELEPHONE (800) 528-2011


                        STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated April 30, 1998 relating to the offering of individual variable annuities for use in connection with certain qualified plans and trusts accorded special tax treatment or as individual retirement annuities. A copy of the Prospectus may be obtained by writing to The Franklin Life Insurance Company at the address set forth above (Attention: Box
1018) or by calling (800) 528-2011, extension 2591.

                        ------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ AND RETAINED FOR FUTURE
                                   REFERENCE.

                        ------------------------------------

       THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS APRIL 30, 1998.

                                 TABLE OF CONTENTS



                                                                        PAGE

General Information . . . . . . . . . . . . . . . . . . . . . . . .       2

Investment Objectives . . . . . . . . . . . . . . . . . . . . . . .       2

Limitations on Settlement Options . . . . . . . . . . . . . . . . .       2

Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4

Investment Advisory and Other Services. . . . . . . . . . . . . . .       6

Distribution of The Contracts . . . . . . . . . . . . . . . . . . .       7

Portfolio Turnover and Brokerage. . . . . . . . . . . . . . . . . .       8

Safekeeper of Securities. . . . . . . . . . . . . . . . . . . . . .       9

Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9

Index to Financial Statements . . . . . . . . . . . . . . . . . . .     F-1

                                GENERAL INFORMATION

     The individual variable annuity contracts offered by the Prospectus dated April 30, 1998 (the "Prospectus") are designed primarily to provide annuity payments which will vary with the investment performance of Franklin Life Variable Annuity Fund A (the "Fund"), a separate account which has been established by The Franklin Life Insurance Company ("The Franklin") under Illinois insurance law. Reference is made to the Prospectus, which should be read in conjunction with this Statement of Additional Information. Capitalized terms not otherwise defined in this Statement of Additional Information shall have the meanings designated in the Prospectus.

     American General Corporation ("American General") through its wholly-owned subsidiary, AGC Life Insurance Company ("AGC Life"), owns all of the outstanding shares of common stock of The Franklin. The address of AGC Life is American General Center, Nashville, Tennessee 37250-0001. The address of American General is 2929 Allen Parkway, Houston, Texas 77019-2155.

     American General is one of the largest diversified financial services organizations in the United States. American General's operating subsidiaries are leading providers of retirement services, consumer loans, and life insurance. The company was incorporated as a general business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company incorporated in Texas in 1926.

     American General has advised the Fund that there was no person who was known to it to be the beneficial owner of 10% or more of the voting power of American General as of March 5, 1998.

                               INVESTMENT OBJECTIVES

     The investment objectives and policies of the Fund are described under "Investment Policies and Restrictions of the Fund" in the Prospectus.

                         LIMITATIONS ON SETTLEMENT OPTIONS

A.  LIMITATIONS ON CHOICE OF SETTLEMENT OPTION

     Described below are certain limitations on Settlement Options based on The Franklin's current understanding of the distribution rules generally applicable to Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. Various questions exist, however, about the application of the distribution rules to distributions from the Contracts and their effect on Settlement Option availability thereunder.

     The Internal Revenue Service has proposed regulations relating to required distributions from qualified plans, individual retirement plans, and annuity contracts under Section 403(b) of the Code. These proposed regulations may limit the availability of the Settlement Options in Contracts purchased for use as Individual Retirement Annuities or issued in connection with Section 403(b) annuity purchase plans. The proposed regulations are generally effective for calendar years after 1984; persons contemplating the purchase of a Contract should consult a qualified tax advisor concerning the effect of the proposed regulations on the Settlement Option or Options he or she is contemplating.

     FIRST OPTION-LIFE ANNUITY. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule.

     SECOND OPTION-LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the selected period does not extend beyond the life expectancy of the Variable Annuitant (or the life expectancy of the Variable Annuitant and his or her Beneficiary). Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless
(i) the selected period does not extend beyond the life expectancy of the Beneficiary and (ii) the distribution to the Beneficiary commences not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and the surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding sentence. This Option is also not available under Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

     THIRD OPTION-UNIT REFUND LIFE ANNUITY. This Option is not available under Contracts issued for use as Individual Retirement Annuities. Also, under Qualified Contracts issued in connection with Section 403(b) annuity purchase plans, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary unless distributions to the Beneficiary begin not later than one year after the date of the Variable Annuitant's death (except that distributions to a Beneficiary who is the surviving spouse of the Variable Annuitant need not commence earlier than the date on which the Variable Annuitant would have attained age 70-1/2). If the surviving spouse of the Variable Annuitant is the Beneficiary and such surviving spouse dies before Annuity Payments to such spouse have commenced, the surviving spouse will be treated as the Variable Annuitant for purposes of the preceding rule. This Option is also not available in connection with Section 403(b) annuity purchase plans unless certain minimum distribution incidental benefit requirements of the proposed regulations are met.

     FOURTH OPTION-JOINT AND LAST SURVIVOR LIFE ANNUITY. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the secondary variable annuitant is the spouse of the Variable Annuitant or unless certain minimum distribution incidental benefit requirements of the proposed regulations are met. Further, if the Variable Annuitant dies before Annuity Payments have commenced, this Option is not available to a Beneficiary under a Contract issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

     FIFTH OPTION-PAYMENTS FOR A DESIGNATED PERIOD. Under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans, this Option is not available unless the limitations described in the Second Option, above, applicable to such Qualified Contracts, are satisfied, except that this Option is otherwise available to a Beneficiary where the Variable Annuitant dies before Annuity Payments have commenced if the designated period does not exceed a period that terminates five years after the death of the Variable Annuitant or the substituted surviving spouse, as the case may be. In addition, this Option is not available if the number of years in the selected period over which Annuity Payments would otherwise be paid plus the attained age of the Variable Annuitant at the initial Annuity Payment Date would exceed 95.

     SIXTH OPTION-PAYMENTS OF A SPECIFIED DOLLAR AMOUNT. This Option is not available under Contracts issued for use as Individual Retirement Annuities or in connection with Section 403(b) annuity purchase plans.

     SEVENTH OPTION-INVESTMENT OPTION. This Option is not available under Qualified Contracts issued in connection with any Qualified Plan.

     B.  LIMITATIONS ON COMMENCEMENT OF ANNUITY PAYMENTS

     The Contract Owner may defer the initial Annuity Payment Date and continue the Contract to a date not later than age 75 unless the provisions of the Code or any governing Qualified Plan require Annuity Payments to commence at an earlier date. For example, under Qualified Contracts, other than those issued for use as Individual Retirement Annuities, the Contract Owner may not defer the initial Annuity Payment Date beyond April 1 of the calendar year following the later of the calendar year in which the Variable Annuitant (i) attains age 70-1/2, or (ii) retires, and must be made in a specified form or manner. In addition, if the plan participant is a "5 percent owner" (as defined in the Code), or if the Contract is issued for use as an Individual Retirement Annuity, distributions generally must begin no later than the date described in (i). The Franklin will require satisfactory proof of age of the Variable Annuitant prior to the initial Annuity Payment Date.

                                     MANAGEMENT

     The following persons hold the positions designated with respect to the Board of Managers. The table also shows any positions held with The Franklin and Franklin Financial Services Corporation, a wholly-owned subsidiary of The Franklin which serves as distributor for the Contracts. (See "Distribution of the Contracts," below.)


                                   PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS              DURING PAST 5 YEARS                          POSITIONS HELD WITH THE FUND

  ROBERT G. SPENCER*            Officer of The Franklin;                        Chairman and Member, Board of Managers
   #1 Franklin Square            currently, Vice President
   Springfield, Illinois 62713   of The Franklin; prior to
                                 1996, also Treasurer of The
                                 Franklin and Treasurer and
                                 Assistant Secretary of
                                 Franklin Financial Services
                                 Corporation.

  ELIZABETH E. ARTHUR*          Officer of The Franklin;                        Secretary, Board of Managers
   #1 Franklin Square            currently, Director,
   Springfield, Illinois 62713   Assistant Secretary and
                                 Associate General Counsel
                                 of The Franklin. Ms. Arthur
                                 also serves as Assistant
                                 Secretary of Franklin
                                 Financial Services Corporation.

  DR. ROBERT C. SPENCER         Visiting Professor of                           Member, Board of Managers
   2303 South 3rd Avenue         Government, Montana State
   Bozeman, Montana 59715        University, since 1992;
                                 Professor of Government and
                                 Public Affairs, Sangamon
                                 State University, prior
                                 thereto.

  JAMES W. VOTH                 Chairman, Resource International                Member, Board of Managers
   50738 Meadow Green Court      Corp., South Bend, Indiana
   Granger, Indiana 46530        (marketing, manufacturing and
                                 engineering service to industry);
                                 prior to 1993, also President of
                                 Resource International Corp.


                                          4


                                     PRINCIPAL OCCUPATIONS DURING
     NAME AND ADDRESS                        PAST 5 YEARS                        POSITIONS HELD WITH THE FUND


  CLIFFORD L. GREENWALT         Director, President and Chief Executive         Member, Board of Managers
   607 East Adams Street         Officer, CIPSCO Incorporated, since
   Springfield, Illinois 62739   October, 1990 (utility holding company);
                                 Director, President and Chief Executive
                                 Officer, Central Illinois Public Service
                                 Company, Springfield, Illinois (a subsidiary
                                 of CIPSCO Incorporated); Director, Electric
                                 Energy, Inc., Joppa, Illinois; Director,
                                 First of America Bank, Kalamazoo, Michigan;
                                 Director, First of America Bank - Illinois,
                                 N.A. (a subsidiary of First of America Bank).

*DENOTES INDIVIDUALS WHO ARE "INTERESTED PERSONS" (AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940) OF THE FUND, THE FRANKLIN OR FRANKLIN FINANCIAL SERVICES CORPORATION BY REASON OF THE CURRENT POSITIONS HELD BY THEM AS SET FORTH IN THE ABOVE TABLE.

     The following table sets forth a summary of compensation paid for services to the Fund and certain other entities that are deemed to be part of the same "Fund Complex" in accordance with the rules of the Securities and Exchange Commission to all members of the Board of Managers for the year ended December 31, 1997. Pursuant to the terms of its agreement to assume certain of the Fund's administrative expenses, The Franklin pays all compensation received by the members of the Board of Managers and the officers of the Fund. Members of the Board of Managers or officers of the Fund who are also officers, directors or employees of The Franklin do not receive any remuneration for their services as members of the Board of Managers or officers of the Fund. Other members of the Board of Managers received a fee of $1,400 for the year and, thus, the aggregate direct remuneration of all such members of the Board of Managers was $4,200 during 1997. It is currently anticipated that the annual aggregate remuneration of such members of the Board of Managers to be paid during 1998 will not exceed $4,200.



     NAME OF PERSON, POSITION       AGGREGATE         TOTAL COMPENSATION
                                   COMPENSATION      RELATING TO FUND AND
                                 RELATING TO FUND    FUND COMPLEX PAID TO
                                                         EACH MEMBER

     Each member of the Board
     of Managers (except            $1,400 (1)          $4,200 (1)(2)
     Robert G. Spencer)

--------------------------

(1) Paid by The Franklin pursuant to an agreement to assume certain Fund administrative expenses.
(2) Includes amounts paid to members of the Board of Managers who are not officers, directors or employees of The Franklin for service on the Boards of Managers of Franklin Life Variable Annuity Fund B and Franklin Life Money Market Variable Annuity Fund C.

     Neither any member of the Board of Managers nor the Secretary of the Fund was, as of April 20, 1998, the owner of any contract participating in the investment experience of the Fund.

                        INVESTMENT ADVISORY AND OTHER SERVICES

     The Franklin acts as investment manager of the Fund pursuant to an Investment Management Agreement executed and dated January 31, 1995, which was approved by Contract Owners at their annual meeting held on April 17, 1995 and was renewed to January 31, 1999 by the Board of Managers of the Fund at its meeting on January 19, 1998. The method of determining the advisory charge is described in the Prospectus under "Investment Management Service Charge."

     The Investment Management Agreement:

     (1) May not be terminated by The Franklin without the prior approval of a new investment management agreement by a "majority" (as that term is defined in the Investment Company Act of 1940) of the votes available to the Contract Owners, and may be terminated without the payment of any penalty on 60 days' written notice by a vote of the Board of Managers of the Fund or by a vote of a majority of the votes available to the Contract Owners.

     (2) Shall continue in effect from the date of its execution until the second anniversary of such execution date and thereafter shall continue in effect from year to year but only if such continuance is specifically approved at least annually by the Board of Managers or by a vote of a majority of the votes available to Contract Owners, provided that in either case the continuation is also approved by the vote of a majority of the Board of Managers who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or of The Franklin, cast in person at a meeting called for the purpose of voting on such approval.

     (3) Shall not be amended without prior approval by a majority of the votes available to the Contract Owners.

     (4) Shall terminate automatically on "assignment" (as that term is defined in the Investment Company Act of 1940).

     A "majority" of the votes available to the Contract Owners is defined in the Investment Company Act of 1940 as meaning the lesser of (i) Contract Owners holding 67% or more of the voting power of the Contract Owners present at a meeting if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund are present or represented by proxy, or (ii) Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Fund. For the voting rights of Contract Owners, see "Voting Rights," in the Prospectus.

     Under the Investment Management Agreement, The Franklin, subject to the control of the Board of Managers of the Fund, is authorized and has the duty to manage the investment of the assets of the Fund, subject to the Fund's investment policies and the restrictions on investment activities set forth in the Prospectus, and to order the purchase and sale of securities on behalf of the Fund. In carrying out its obligations to manage the investment of the assets of the Fund, The Franklin is committed by the Agreement, so long as it remains in force, to pay all investment expenses of the Fund other than the following, which the Fund will bear: (i) taxes, if any, based on the income of, capital gains of assets in, or existence of, the Fund; (ii) taxes, if any, in connection with the acquisition, disposition or transfer of assets of the Fund; (iii) commissions or other capital items payable in connection with the purchase or sale of the Fund's investments; and (iv) interest on account of any borrowings by the Fund.

     Robert G. Spencer and Elizabeth E. Arthur are "affiliated persons," as defined in the Investment Company Act of 1940, of both The Franklin and the Fund by reason of the positions held by them with The Franklin and the Fund as set forth in the table under "Management," above.

     The Administration Agreement discussed under "Deductions and Charges Under the Contracts-Sales and Administration Deduction" in the Prospectus provides that The Franklin will provide all services and will assume all expenses required for the administration of the Contracts, including expenses for legal and accounting services to the Fund and the cost of such indemnification of members of the Board of Managers and officers, agents, or employees of the Fund as is provided by the Fund in its Rules and Regulations. The Franklin is not, however, obligated under the Administration Agreement to pay the investment management service charge discussed under "Investment Management Service Charge," in the Prospectus. The Administration Agreement also provides that The Franklin will from time to time adjust the assets of the Fund by withdrawing sums in cash or by transferring cash to the Fund so that the assets of the Fund will be equal to the actuarial value of the amounts payable under all outstanding Contracts having an interest in the Fund. The Administration Agreement may be amended or terminated at any time by mutual consent of the Fund and The Franklin.

                           DISTRIBUTION OF THE CONTRACTS

     Franklin Financial Services Corporation ("Franklin Financial"), #1 Franklin Square, Springfield, Illinois 62713, is organized under the laws of the State of Delaware and is a wholly-owned subsidiary of The Franklin. Franklin Financial serves as "principal underwriter" (as that term is defined in the Investment Company Act of 1940) for the Contracts, pursuant to a Sales Agreement with the Fund. The present Sales Agreement was approved by the Board of Managers of the Fund, and came into effect, on January 31, 1995. It was last renewed by the Board of Managers on January 19, 1998. Franklin Financial's employment will continue thereunder if specifically approved at least annually by the Board of Managers of the Fund, or by a majority of votes available to Contract Owners, provided that in either case the continuance of the Sales Agreement is also approved by a majority of the members of the Board of Managers of the Fund who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) of the Fund or Franklin Financial. The employment of Franklin Financial as principal underwriter automatically terminates upon "assignment" (as that term is defined in the Investment Company Act of 1940) of the Sales Agreement and is terminable by either party on not more than 60 days' and not less than 30 days' notice.

     The Fund no longer issues new Contracts. To the extent that Stipulated Payments continue to be made on Contracts, the Fund may nevertheless be deemed to be offering interests in Contracts on a continuous basis. Contracts are sold primarily by persons who are insurance agents or brokers for The Franklin authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell Variable Annuities. Pursuant to an Agreement, dated June 30, 1971 and amended on May 15, 1975, between The Franklin and Franklin Financial, Franklin Financial agreed to employ and supervise agents chosen by The Franklin to sell the Contracts and to use its best efforts to qualify such persons as registered representatives of Franklin Financial, which is a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Franklin Financial also may enter into agreements with The Franklin and each such agent with respect to the supervision of such agent.

     Franklin Financial incurs certain sales expenses, such as sales literature preparation and related costs, in connection with the sale of the Contracts pursuant to a Sales Agreement with the Fund. Sales deductions from Stipulated Payments are paid to Franklin Financial as a means to recover sales expenses. Sales deductions are not necessarily related to Franklin Financial's actual sales expenses in any particular year. To the extent sales expenses are not covered by sales deductions, Franklin Financial will cover them from other assets.

     Pursuant to an Agreement between The Franklin and Franklin Financial, The Franklin has agreed to pay commissions earned by registered representatives of Franklin Financial on the sale of the Contracts and to bear the cost of preparation of prospectuses and other disclosure materials. Commissions and other remuneration and the cost of disclosure materials will be paid by The Franklin from its General Account.

     Registration as a broker-dealer does not mean that the Securities and Exchange Commission has in any way passed upon the financial standing, fitness or conduct of any broker or dealer, upon the merits of any securities offering or upon any other matter relating to the business of any broker or dealer. Salesmen and employees selling Contracts, where required, are also licensed as securities salesmen under state law.

     Elizabeth E. Arthur is an "affiliated person" (as that term is defined in the Investment Company Act of 1940) of both Franklin Financial and the Fund by reason of the positions held by her with Franklin Financial and the Fund as set forth in the table under "Management," above.

                          PORTFOLIO TURNOVER AND BROKERAGE

A.  PORTFOLIO TURNOVER

     The Fund will purchase securities, in general, for long-term appreciation of capital and income and does not place emphasis on obtaining short-term trading profits. See "Investment Policies and Restrictions of the Fund" in the Prospectus. Accordingly, the Fund expects to have an annual rate of portfolio turnover which is at, or below, the industry average. (The "portfolio turnover" rate means (a) the lesser of the dollar amount of the purchases or of the sales of portfolio securities (other than short-term securities, that is, those with a maturity of one year or less at the time of purchase) by the Fund for the period in question, divided by (b) the monthly average of the value of the Fund's portfolio securities (excluding short-term securities).) However, the rate of portfolio turnover is not a limiting factor when changes in the portfolio are deemed appropriate, and in any given year conditions could result in a higher rate, which would not in and of itself indicate a variation from stated investment objectives. The degree of portfolio activity affects the brokerage costs of the Fund. See "Brokerage," this page, below.

     For 1996, the portfolio turnover rate was 4.77%; for 1997 the rate was .70%.

B.  BROKERAGE

     Decisions to buy and sell securities for the Fund will be made by The Franklin, as the Fund's investment manager, subject to the control of the Fund's Board of Managers. The Franklin, as investment manager, also is responsible for placing the brokerage business of the Fund and, where applicable, negotiating the amount of the commission rate paid, subject to the control of the Fund's Board of Managers. The Fund has no formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments for the Fund. It is The Franklin's intention to place such orders, consistent with the best execution, to secure the highest possible price on sales and the lowest possible price on purchases of securities. Portfolio transactions executed in the over-the-counter market will be placed directly with the primary market makers unless better executions are available elsewhere. Subject to the foregoing, The Franklin may give consideration in the allocation of brokerage business to services performed by a broker or dealer in furnishing statistical data and research to it. The Franklin may thus be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. Any such services would also be available to The Franklin in the management of its own assets and those of any other separate account. To the extent that such services are used by The Franklin in performing its investment management functions with respect to the Fund, they may tend to reduce The Franklin's expenses. However, the dollar value of any information which might be received is indeterminable and may, in fact, be negligible. The Franklin does not consider the value of any research services provided by brokers in negotiating commissions. During 1995, 1996 and 1997, a total of $4,260, $1,865, and $1,695, respectively, in brokerage commissions was paid; none of such brokerage business of the Fund was allocated to Franklin Financial Services Corporation or to brokers who furnished statistical data and research to The Franklin. No officer or director of The Franklin or Franklin Financial Services Corporation (the principal underwriter for the Contracts), and no member of the Board of Managers, is affiliated with any brokerage firm (except with Franklin Financial Services Corporation, as described under "Investment Management Service Charge," in the Prospectus, and "Distribution of the Contracts," above) and no beneficial owner of 5% or more of the total voting power of The Franklin or any of its parents is known to be affiliated with any brokerage firm utilized by the Fund (except with Franklin Financial Services Corporation).

                              SAFEKEEPER OF SECURITIES

     Securities of the Fund are held by State Street Bank and Trust Company ("State Street"), which is located at 1776 Heritage Drive, North Quincy, Massachusetts, under a Custodian Agreement dated April 17, 1995 to which The Franklin and State Street are parties. Representatives of the Securities and Exchange Commission, the Illinois Insurance Department and the NAIC zonal examination committee have access to such securities in the performance of their official duties.

                                   LEGAL MATTERS

     Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

                                      EXPERTS

     The statement of assets and liabilities, including the portfolio of investments, as of December 31, 1997 and the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years in the period then ended and the table of per-unit income and changes in accumulation unit value for each of the three years in the period then ended of the Fund, appearing herein, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The consolidated financial statements of The Franklin at December 31, 1997 and 1996 and for each of the two years in the period ended December 31, 1997, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 of the Fund, appearing herein, have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report thereon appearing elsewhere herein. Such financial statements and tables of per-unit income and changes in accumulation unit value referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                            INDEX TO FINANCIAL STATEMENTS



                                                                       PAGE
                                                                       ----
Franklin Life Variable Annuity Fund A:

   Reports of Independent Auditors and Accountants                F-2 - F-3

   Financial Statements:

      Statement of Assets and Liabilities, December 31, 1997            F-4

      Statement of Operations for the year ended
         December 31, 1997                                              F-4

      Statements of Changes in Contract Owners' Equity
         for the years ended December 31, 1997 and 1996                 F-4

      Portfolio of Investments, December 31, 1997                       F-5

      Notes to Financial Statements                                     F-6

      Supplementary Information - Per-Unit Income and Changes
         in Accumulation Unit Value for the five years ended
         December 31, 1997                                              F-7

The Franklin Life Insurance Company and Subsidiaries:*

   Report of Independent Auditors                                       F-8

   Financial Statements:

      Consolidated Statement of Income for the years ended
         December 31, 1997 and 1996, the eleven months ended
         December 31, 1995, and the one month ended January
         31, 1995                                                       F-9

      Consolidated Balance Sheet, December 31, 1997 and 1996     F-10- F-11

      Consolidated Statement of Shareholder's Equity for the
         years ended December 31, 1997 and 1996, the eleven
         months ended December 31, 1995, and the one month
         ended January 31, 1995                                        F-12

      Consolidated Statement of Cash Flows for the years
         ended December 31, 1997 and 1996, the eleven months
         ended December 31, 1995, and the one month ended,
         January 31, 1995                                              F-13

      Notes to Consolidated Financial Statements                F-14 - F-38


*The consolidated financial statements of The Franklin contained herein should be considered only as bearing upon the ability of The Franklin to meet its obligations under the Contracts.

                           REPORT OF INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the three years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1997, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the three years then ended in conformity with generally accepted accounting principles.








                                                  ERNST & YOUNG LLP



Chicago, Illinois
January 30, 1998

                          REPORT OF INDEPENDENT ACCOUNTANTS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A
Springfield, Illinois

We have audited the accompanying table of per-unit income and changes in accumulation unit value of Franklin Life Variable Annuity Fund A for each of the two years in the period ended December 31, 1994. This table of per-unit income and changes in accumulation unit value is the responsibility of the Fund's management. Our responsibility is to express an opinion on this table of per-unit income and changes in accumulation unit value based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the table of per-unit income and changes in accumulation unit value is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the table of per-unit income and changes in accumulation unit value. An audit also includes assessing the accounting principles used by management as well as evaluating the overall presentation of the table of per-unit income and changes in accumulation unit value. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the table of per-unit income and changes in accumulation unit value referred to above presents fairly, in all material respects, the per-unit income and changes in accumulation unit value for each of the two years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.





                                   COOPERS & LYBRAND L.L.P.


Chicago, Illinois
February 1, 1995

                       FRANKLIN LIFE VARIABLE ANNUITY FUND A
                        STATEMENT OF ASSETS AND LIABILITIES
                                 DECEMBER 31, 1997




         Assets
                 Investments-at fair value (cost-$6,923,517):
                          Common stocks                                                                 $  10,325,291
                          Short-term notes                                                                  1,896,668
                                                                                                        -------------
                                                                                                           12,221,959
                 Cash on deposit                                                                               54,548
                 Dividends and interest receivable                                                             19,871
                                                                                                        -------------
                                           Total Assets                                                    12,296,378

         Liability -due to The Franklin Life Insurance Company                                                  1,489
                                                                                                        -------------

         Contract owners' equity
                 Annuity reserves                                              $    19,380
                 Value of 124,714.114 accumulation units outstanding,
                     equivalent to $98.42918992 per unit                        12,275,509              $  12,294,889
                                                                                ----------              -------------
                                                                                                        -------------

                               STATEMENT OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1997



         Investment income
                 Dividends                                                      $  167,447
                 Interest                                                           83,552
                                                                                ----------
                                           Total Income                                                  $    250,999

         Expenses
                 Mortality and expense charges                                  $  119,981
                 Investment management services                                     52,451
                                                                                ----------
                                           Total expenses                                                     172,432
                                                                                                         ------------
                                           Net investment income                                               78,567

         Realized and unrealized gain on investments:
                 Net realized gain from investment transactions
                   (excluding short-term investments):
                          Proceeds from sales                                   $1,508,962
                          Cost of investments sold (identified cost method)      1,056,000
                                                                                ----------
                                           Net realized gain                                                  452,962
                 Net unrealized appreciation of investments
                          Beginning of year                                     $3,584,070
                          End of year                                            5,298,442
                                                                                ----------
                                  Net unrealized appreciation                                               1,714,372
                                                                                                         ------------
                                  Net gain on investments                                                   2,167,334
                                                                                                         ------------
                                  Net increase in contract owners'
                                    equity resulting from operations                                       $2,245,901
                                                                                                         ------------
                                                                                                         ------------

                   STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY



                                                            YEAR ENDED DECEMBER 31
                                                             1997            1996
                                                          --------------------------

     Net investment income                                $    78,567    $    85,278
     Net realized gain from investment transactions           452,962        269,793
     Net unrealized appreciation of investments             1,714,372      1,406,762
                                                          --------------------------
                Net increase In contract owners'
                    equity resulting from operations        2,245,901      1,761,833
     Net contract purchase payments                           268,272        226,321
     Reimbursement for contract guarantees                        172          3,178
     Annuity payments                                          (4,568)        (3,878)
     Withdrawals                                           (1,636,104)      (995,151)
                                                          --------------------------
               Net increase in contract owners' equity        873,673        992,303
               Contract owners' equity at beginning
                 of year                                   11,421,216     10,428,913
                                                          --------------------------
               Contract owners' equity at end of year     $12,294,889    $11,421,216
                                                          --------------------------
                                                          --------------------------

                          See Notes to Financial Statements

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                               PORTFOLIO OF INVESTMENTS
                                  DECEMBER 31, 1997



   NUMBER
     OF                                                          FAIR
   SHARES                                                        VALUE
-------------                                                 -----------

                COMMON STOCKS (83.98%)
                BANKING (4.16%)
      3,675          SLM Holding Corporation                  $   511,284
                BEVERAGES (1.30%)
      4,400          PepsiCo, Incorporated                        159,500
                BUSINESS SERVICES (1.61%)
      5,600          Equifax Inc.                                 198,450
                CHEMICALS (2.23%)
      2,700          Dow Chemical                                 274,050
                COMPUTER SERVICES (3.00%)
      8,100          Ceridian Corporation*                        371,081
                COSMETICS & HOUSEHOLD PRODUCTS
                     (3.27%)
      4,000          Gillette Company                             401,750

                DRUGS & HEALTH CARE (21.62%)
      8,000          Eli Lilly and Company                        557,000
      4,300          Merck & Company, Inc.                        455,800
      4,200          Pfizer, Incorporated                         313,163
      6,450          St. Jude Medical, Inc.*                      196,725
      6,600          Schering-Plough Corporation                  410,025
      6,000          Stryker Corporation                          223,500
     16,000          Walgreen Company                             502,000
                                                              -----------
                                                                2,658,213
                ELECTRONICS & INSTRUMENTATIONS
                     (2.94%)
      5,800          Hewlett-Packard Company                      361,775
                FOOD PROCESSING (2.86%)
     10,600          ConAgra, Inc.                                351,125
                FOOD - RETAIL (2.19%)
      5,700          Albertson's, Inc.                            269,325
                FOOD - WHOLESALE (2.48%)
      6,700          Sysco Corporation                            305,269
                HOUSEHOLD PRODUCTS (1.28%)
      3,700          Newell Co.                                   157,250
                MACHINERY - INDUSTRIAL &
                CONSTRUCTION (.46%)
      1,500          Fluor Corporation                             56,062

                OFFICE EQUIPMENT & SERVICES (8.00%)
      5,000          Compaq Computers Corporation*                282,500
      5,350          Digital Equipment Corporation*               198,619

                     International Business
      4,800          Machines Corporation                         502,200
                                                              -----------
                                                                  983,319
                OIL SERVICES & DRILLING (2.62%)
      6,200          Halliburton Company                          321,625

                OILS & OIL RELATED PRODUCTS (4.9%)
      2,700          Amoco Corporation                            229,838
      2,600          Atlantic Richfield Company                   208,325
      2,600          Kerr-McGee Corporation                       164,612
                                                              -----------
                                                                  602,775
                PACKAGING - CONTAINERS (3.06%)
      8,400          Avery-Dennison Corporation                   375,900
                PHOTOGRAPHY (2.02%)
      4,100          Eastman Kodak Company                        248,306
                RESTAURANTS/LODGING (1.92%)
      3,400          Marriott International, Inc.                 235,450
                RETAIL-SPECIALTY (2.29%)
      7,200          NIKE, Inc.                                   281,250
                TECHNOLOGY (7.48%)
      5,000          AMP, Incorporated                            210,000
      4,950          Diebold, Incorporated                        250,594
      4,800          Intel Corporation                            337,200
      3,600          Millipore Corporation                        122,175
                                                              -----------
                                                                  919,969

                UTILITIES - TELEPHONE (2.29%)
      5,000          BellSouth Corporation                        281,562
                                                              -----------

                                TOTAL COMMON STOCKS
                                  (COST-$5,026,849)            10,325,290

  PRINCIPAL
   AMOUNT
   ------

                SHORT-TERM NOTES (15.43%)
$   450,000     United States Treasury Bill
                 4.93%, due 2/5/98  (cost-$446,549)               446,549
$ 1,460,000     United States Treasury Bill
                 5.05%, due 2/5/98 (cost-$1,450,119)            1,450,119
                                                              -----------
                             TOTAL SHORT-TERM NOTES
                                                                1,896,669
                                                              -----------
                         TOTAL INVESTMENTS (99.41%)
                                (COST-$6,923,517)              12,221,959

                         CASH AND RECEIVABLES, LESS
                                  LIABILITY (.59%)                 72,930
                                                              -----------
                            TOTAL CONTRACT OWNERS'
                                  EQUITY (100.0%)             $12,294,889
                                                              -----------
                                                              -----------

*NON-INCOME PRODUCING INVESTMENT IN 1997.



                          See Notes to Financial Statements
--------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers. Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1997 aggregated $70,929 and $1,508,962, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $16,926 and $21,860 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1997 and 1996, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.


NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS




                                       YEAR ENDED                              YEAR ENDED
                                   DECEMBER 31, 1997                        DECEMBER 31, 1996
                              ---------------------------------------------------------------------

                               UNITS              AMOUNT               UNITS               AMOUNT
                               -----              ------               -----             ----------
 Balance at
   beginning of year          139,945           $11,403,341           150,474           $10,412,808
 Purchases                      2,945               268,272             3,007               226,321

 Net investment
  income*                           -                78,354                 -                85,005

 Net realized gain
   from investment
   transactions*                    -               451,738                 -               268,930

 Net unrealized
   appreciation
   of investments*                  -             1,709,736                 -             1,402,260

 Withdrawals                  (18,176)           (1,636,104)          (13,536)             (995,151)

 Reimbursement
   for contract
   guarantees*                      -                   172                 -                 3,168
                              -----------------------------------------------------------------------
 Balance at end
  of year                     124,714           $12,275,509           139,945           $11,403,341
                              -----------------------------------------------------------------------
                              -----------------------------------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF
    INVESTMENTS

Net unrealized appreciation of investments at December 31, 1997 and 1996 was as follows:





                                        DECEMBER 31,        DECEMBER 31,
                                            1997              1996
                                        --------------------------------
Gross unrealized appreciation            $5,387,633         $3,670,260

Gross unrealized depreciation                89,191             86,190
                                        --------------------------------
     Net unrealized appreciation
     of investments                      $5,298,442         $3,584,070
                                        --------------------------------
                                        --------------------------------

                        FRANKLIN LIFE VARIABLE ANNUITY FUND A
                              SUPPLEMENTARY INFORMATION
                PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
                  (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                          OUTSTANDING THROUGHOUT EACH YEAR)





                                                                           YEAR ENDED DECEMBER 31
                                                        1997          1996              1995             1994            1993
                                                  ----------------------------------------------------------------------------
 Investment income                                     $1.910        $1.685            $1.948           $1.408          $1.231
 Expenses                                               1.312         1.090              .875             .773            .773
                                                  ----------------------------------------------------------------------------
 Net investment income                                   .598          .595             1.073             .635            .458
 Net realized and unrealized gain (loss) on
   investments                                         16.346        11.690            14.139            (.240)           .112
                                                  ----------------------------------------------------------------------------
 Net increase in accumulation unit value               16.944        12.285            15.212             .395            .570
 Accumulation unit value:
   Beginning of year                                   81.485        69.200            53.988           53.593          53.023
                                                  ----------------------------------------------------------------------------
   End of year                                        $98.429       $81.485           $69.200          $53.988         $53.593
                                                  ----------------------------------------------------------------------------
                                                  ----------------------------------------------------------------------------

 Ratio of expenses to average net assets                 1.44%         1.44%             1.44%            1.44%           1.44%
 Ratio of net investment income to average
  net assets                                              .66%          .79%             1.76%            1.18%            .85%
 Portfolio turnover rate                                  .70%         4.77%            14.66%           88.99%          68.62%
 Number of accumulation units outstanding at
  end of year                                         124,714       139,945           150,474          172,507         198,763
-------------------------------------------------------------------------------------------------------------------------------

                            REPORT OF INDEPENDENT AUDITORS


                            -----------------------------


Board of Directors
    and Shareholder
The Franklin Life Insurance Company

We have audited the accompanying consolidated balance sheet of The Franklin Life Insurance Company (an indirect wholly-owned subsidiary of American General Corporation) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Franklin Life Insurance Company at December 31, 1997 and 1996 and the consolidated results of its operations and its cash flows for the years ended
December 31, 1997 and 1996, the eleven months ended December 31, 1995 and the one month ended January 31, 1995, in conformity with generally accepted accounting principles.




                                       /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 23, 1998

                        THE FRANKLIN LIFE INSURANCE COMPANY
                          CONSOLIDATED STATEMENT OF INCOME
                                   (In millions)


                                                                                                              Predecessor Basis
                                                                                                              ------------------
                                                                                                  Eleven Months          One Month
                                                     YEAR ENDED                Year Ended             Ended               Ended
                                                     DECEMBER 31               December 31         December 31          January 31
                                                     -----------------------------------------------------------------------------
                                                         1997                      1996                1995                1995
                                                     -----------------------------------------------------------------------------
Revenues
     Premiums and other considerations                    $370.2               $  418.6              $449.6              $34.5
     Net investment income                                 518.6                  521.5               468.8               41.3
     Realized investment gains (losses)                     12.8                    2.5                 7.2               (7.6)
     Other                                                  75.8                   68.3                55.9                4.1
                                                     -----------------------------------------------------------------------------
     Total revenues                                        977.4                1,010.9               981.5               72.3

Benefits and expenses
     Benefits paid or provided
       Death claims and other policy
        benefits                                           250.6                  240.6               236.3               21.5
       Investment-type contracts                           169.4                  173.3               168.3               14.0
       Dividends to policyholders                           86.3                   81.9                85.6                7.5
     Change in policy reserves                              54.6                   95.9               148.5               11.0
     Increase in participating policy-
      holders' interests                                     4.7                   12.0                11.0                1.0
     Commissions                                           106.5                  110.2               108.0                7.6
     Operating costs and expenses                           33.5                   35.7                17.3                2.8
     Amortization of deferred policy
      acquisition costs                                     11.5                   10.7                 8.3                5.8
     Amortization of cost of insurance
      purchased, net of deferrals                           45.3                   51.1                29.0                0.8
                                                     -----------------------------------------------------------------------------
      Total benefits and expenses                          762.4                  811.4               812.3               72.0
                                                     -----------------------------------------------------------------------------



Income before income tax expense                           215.0                  199.5               169.2                0.3

Income tax expense

     Current                                                74.8                   94.7                39.7                4.9

     Deferred (benefit)                                     (0.4)                 (25.3)               21.1               (4.7)
                                                     -----------------------------------------------------------------------------
           Total income tax expense                         74.4                   69.4                60.8                0.2
                                                     -----------------------------------------------------------------------------

               Net income                                 $140.6               $  130.1              $108.4              $ 0.1
                                                     -----------------------------------------------------------------------------
                                                     -----------------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

                        THE FRANKLIN LIFE INSURANCE COMPANY
                             CONSOLIDATED BALANCE SHEET
                                   (In millions)

                                                              DECEMBER 31
                                                        ------------------------

          ASSETS                                            1997        1996
                                                        ------------ -----------
Investments
  Fixed maturity securities(amortized cost:
           $5,157.7; $5,152.3)                           $5,615.2      $5,476.5
  Mortgage loans on real estate                             621.6         607.0
  Equity securities (cost: $1.1; $2.0)                        4.4           5.0
  Policy loans                                              332.7         327.4
  Other long-term investments                                46.3          47.6
                                                         -----------------------
      Total investments                                   6,620.2       6,463.5


Cash and cash equivalents                                    39.5          24.6
Accrued investment income                                   100.3          99.7
Note receivable from parent                                 116.4         116.4
Preferred stock of affiliates, at cost                        8.5           8.5
Receivable from brokers                                      26.5          17.7
Receivable from agents, less allowance ($4.3;                14.4          18.3
   $0.4)
Amounts recoverable from reinsurers                          41.5          84.0
Deferred policy acquisition costs                           111.7          82.0
Cost of insurance purchased                                 303.9         407.8
Property and equipment, at cost, less accumulated
   depreciation ($10.2; $7.2)                                23.4          20.6
Other assets                                                 27.4          29.6
Assets held in Separate Accounts                            239.6         134.9
                                                         -----------------------

      Total assets                                       $7,673.3      $7,507.6
                                                         -----------------------
                                                         -----------------------

                 See Notes to Consolidated Financial Statements.



                        THE FRANKLIN LIFE INSURANCE COMPANY
                       CONSOLIDATED BALANCE SHEET (CONTINUED)
                          (In millions, except share data)

                                                             DECEMBER 31
                                                       -------------------------
         LIABILITIES                                       1997         1996
                                                       -------------------------
Insurance liabilities
      Life, annuity and accident and health reserves     $2,882.8     $2,864.7
      Policy and contract claims                             34.4         38.1
      Investment-type contract deposits
          and dividend accumulations                      2,907.6      2,992.7
      Participating policyholders' interests                211.4        209.7
     Other                                                   50.7         49.5
Income taxes
      Current                                                 2.2          6.4
      Deferred                                                4.5       (19.0)
Intercompany payables                                         0.5          0.8
Accrued expenses and other liabilities                      109.6        116.6
Liabilities related to Separate Accounts                    239.6        134.9
                                                       -------------------------
          Total liabilities                               6,443.3      6,394.4

          SHAREHOLDER'S EQUITY
Common stock ($2  par value;
          30,000,000 shares authorized,
          21,002,000 shares issued and outstanding)          42.0         42.0
Paid-in capital                                             886.1        886.1
Net unrealized gains on securities                          150.8        106.6
Retained earnings                                           151.1         78.5
                                                       -------------------------
          Total shareholder's equity                      1,230.0      1,113.2
                                                       -------------------------
        Total liabilities and shareholder's equity       $7,673.3     $7,507.6
                                                       -------------------------
                                                       -------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                    CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
                                    (In millions)

                                                                        Predecessor Basis
                                                                        -----------------
                                                                    Eleven
                                                                    Months     One Month
                                        YEAR ENDED   Year Ended     Ended        Ended
                                        DECEMBER 31  December 31  December 31  January 31
                                        -------------------------------------------------
                                           1997         1996         1995        1995
-----------------------------------------------------------------------------------------
Common stock                              $ 42.0       $ 42.0      $ 42.0      $ 42.0
                                        -------------------------------------------------
                                        -------------------------------------------------
Paid-in capital

   Balance at beginning of period          886.1        884.3       884.3       803.0
   Paid in during the period                   -          1.8           -           -
   Adjustment for the acquisition              -            -           -        81.3
                                        -------------------------------------------------

   Balance at end of period                886.1        886.1       884.3       884.3
                                        -------------------------------------------------

Net unrealized gains (losses)
   on securities

   Balance at beginning of period          106.6        187.5           -        (8.1)
   Change during the period                 44.2        (80.9)      187.5         1.4
   Adjustment for the acquisition              -            -           -         6.7
                                        -------------------------------------------------

   Balance at end of period                150.8        106.6       187.5           -
                                        -------------------------------------------------
Retained earnings

   Balance at beginning of period           78.5         48.4           -       522.7
   Net income                              140.6        130.1       108.4         0.1
   Dividends paid to parent                (68.0)      (100.0)      (60.0)      (250.0)
   Adjustment for the acquisition              -            -           -       (272.8)
                                        -------------------------------------------------

   Balance at end of period                151.1         78.5        48.4            -
                                        -------------------------------------------------

Total shareholder's equity
   at end of period                     $1,230.0     $1,113.2    $1,162.2      $ 926.3
                                        -------------------------------------------------
                                        -------------------------------------------------

                  See Notes to Consolidated Financial Statements.

                        THE FRANKLIN LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (In millions)


                                                                                                               Predecessor Basis
                                                                                                               -----------------
                                                                                             Eleven Months         One Month
                                                         YEAR ENDED          Year Ended          Ended               Ended
                                                         DECEMBER 31        December 31       December 31         January 31
                                                         -------------------------------------------------------------------
                                                            1997                1996              1995               1995
----------------------------------------------------------------------------------------------------------------------------
                   OPERATING ACTIVITIES
Net income                                                 $ 140.6            $ 130.1             $108.4         $   0.1

Reconciling adjustments
     Insurance liabilities                                    33.4              121.5              155.4            19.9
     Deferred policy acquisition costs                       (40.4)             (45.5)             (59.4)           (2.7)
     Investment (gains) losses                                (6.1)              (4.7)             (11.4)           (0.9)
     Investment write-downs and reserves                      (6.7)               2.2                4.2             8.5
     Cost of insurance purchased and intangibles              45.3               51.1               29.0             1.0
     Interest credited, net of charges on investment
         contract deposits                                    92.5              103.2              153.7            12.0
     Purchase of trading securities                              -                  -                  -            (1.5)
     Proceeds from sale of trading securities                    -                  -                  -            85.5
     Other, net                                               (5.4)            (107.9)              14.3            (7.1)
                                                         -------------------------------------------------------------------
     Net cash provided by operating activities               253.2              250.0              394.2           114.8
                                                         -------------------------------------------------------------------

                   INVESTING ACTIVITIES
Investment purchases
  Available-for-sale                                        (891.8)          (5,479.1)          (1,055.8)              -
  Held-to-maturity                                               -                  -                  -            (0.8)
  Other investments                                         (125.2)            (122.6)             (95.7)          (27.2)
  Affiliated                                                     -                  -             (124.5)              -
Investment calls, maturities and sales
  Available-for-sale                                         978.0            5,526.3              832.0             0.2
  Held-to-maturity                                               -                  -                  -            24.9
  Other investments                                           70.7               65.1              127.1             6.3
Additions to property and equipment                           (6.7)              (4.6)              (3.5)           (0.5)
                                                         -------------------------------------------------------------------

  Net cash provided by (used for) investing activities        25.0              (14.9)            (320.4)            2.9
                                                         -------------------------------------------------------------------

                   FINANCING ACTIVITIES
Policyholder account deposits                                194.5              165.3              357.8            29.2
Policyholder account withdrawals                            (389.8)            (297.1)            (366.2)          (32.6)
Additional capital contribution                                  -                1.8                  -               -
Proceeds from intercompany borrowings                        230.4               62.0              105.2               -
Repayments of intercompany borrowings                       (230.4)             (62.1)            (105.1)              -
Dividend payments                                            (68.0)            (100.0)             (60.0)         (250.0)
                                                         -------------------------------------------------------------------
  Net cash used for financing activities                    (263.3)            (230.1)             (68.3)         (253.4)
                                                         -------------------------------------------------------------------

  Net increase (decrease) in cash and cash equivalents        14.9                5.0                5.5          (135.7)
Cash and cash equivalents at beginning of period              24.6               19.6                14.1          149.8
                                                         -------------------------------------------------------------------
Cash and cash equivalents at end of period                 $  39.5            $  24.6             $  19.6        $  14.1
                                                         -------------------------------------------------------------------

                   See Notes to Consolidated Financial Statements.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                      NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.     Significant Accounting Policies

1.1    NATURE OF OPERATIONS

       The Franklin Life Insurance Company (Franklin) and its subsidiaries, headquartered in Springfield, Illinois, provide life insurance and annuity products to middle-income customers throughout the United States. Franklin serves this customer base through 3,200 agents.


1.2    PREPARATION OF FINANCIAL STATEMENTS

       The consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) and include the accounts of Franklin, and its subsidiaries, The American Franklin Life Insurance Company (AMFLIC), Franklin Financial Services Corporation
       (FFSC) and prior to December 31, 1995, The Franklin United Life Insurance Company (FULIC). Franklin was formerly a wholly-owned subsidiary of American Franklin Company (AFC), and is now an indirect, wholly-owned subsidiary of American General Corporation (AGC) following the dissolution of AFC in June of 1996. All material intercompany transactions have been eliminated in consolidation.

       On December 31, 1995, Franklin completed the sale of FULIC to American General Life Insurance Company of New York (AGNY), an affiliated entity. Franklin received $8.5 million of preferred stock of American General Life Insurance Company, the parent of AGNY, as consideration. No gain or loss was recognized on the transaction.

       The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. Ultimate results could differ from these estimates.

1.3    ACQUISITION

       On January 31, 1995, AGC Life Insurance Company (AGCL), a subsidiary of AGC, acquired AFC for $1.17 billion. The purchase price consisted of $920 million in cash and a $250 million extraordinary cash dividend paid by AFC to its former parent prior to closing. In addition, $6.3 million of acquisition costs were capitalized as part of the acquisition.

                        THE FRANKLIN LIFE INSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.3    ACQUISITION (CONTINUED)

       The acquisition was accounted for using the purchase method of accounting in accordance with the provisions of Accounting Principles Board Opinion 16, "Business Combinations", and other existing accounting literature pertaining to purchase accounting. Under purchase accounting, the total purchase cost was allocated to the assets and liabilities acquired based on a determination of their fair value. Franklin's consolidated statements of income, shareholder's equity and cash flows for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, are reported under the purchase method of accounting and, accordingly, are not consistent with the basis of presentation of the "Predecessor Basis" consolidated statements of income, shareholder's equity and cash flows for the one month ended January 31, 1995.


1.4    INVESTMENTS

       FIXED MATURITY AND EQUITY SECURITIES. All fixed maturity securities and equity securities are classified as available-for-sale and recorded at fair value. After adjusting related balance sheet accounts as if unrealized gains (losses) had been realized, the net adjustment is recorded in net unrealized gains (losses) on securities within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

       MORTGAGE LOANS. Mortgage loans are reported at amortized cost, net of an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on management's assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

       Loans for which Franklin determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. Franklin generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

       POLICY LOANS.  Policy loans are reported at unpaid principal balance.

       INVESTMENT INCOME. Interest on fixed maturity securities, policy loans and performing and restructured mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.4    INVESTMENTS (CONTINUED)

       OTHER LONG TERM INVESTMENTS. Other long term investments represent investments in joint ventures and limited partnerships and are reported on the equity method.

       REALIZED INVESTMENT GAINS (LOSSES). Realized investment gains (losses) are recognized using the specific identification method.

1.5    CASH AND CASH EQUIVALENTS

       Highly liquid investments with an original maturity of three months or less are included in cash and cash equivalents. The carrying amount approximates fair value.


1.6    DEFERRED POLICY ACQUISITION COSTS (DPAC)

       Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

       DPAC associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The interest assumptions used to compute estimated gross profits with respect to participating life insurance contracts were 7.75% at December 31, 1997 and 1996, and 8.5% at December 31, 1995.
       DPAC associated with all other insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contract.

       DPAC is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment is included in net unrealized gains (losses) on securities within shareholder's equity.

       Franklin reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable.

1.7    COST OF INSURANCE PURCHASED (CIP)

       The cost assigned to certain insurance contracts in force at January 31, 1995 is reported as CIP. Interest is accreted on the unamortized balance of CIP at rates of 7.0% to 8.5%. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DPAC. Franklin reviews the carrying amount of CIP on at least an annual basis using the same methods used to evaluate DPAC.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.8    SEPARATE ACCOUNTS

       Separate Accounts are assets and liabilities associated with certain contracts for which the investment risk lies solely with the contract holder. Therefore, Franklin's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to Separate Accounts are excluded from the consolidated statements of income. Assets held in Separate Accounts are carried at fair value.

1.9    INSURANCE LIABILITIES

       Substantially all of Franklin's insurance liabilities relate to long-duration contracts, which generally require performance over a period of more than one year. The contract provisions normally cannot be changed or canceled by Franklin during the contract period.

       For interest-sensitive life insurance and insurance investment contracts, reserves equal the sum of the policy account balances and deferred revenue charges. Reserves for non-participating long-duration contracts are based on estimates of the cost of future policy benefits to be paid as a result of present and future claims due to death, disability, surrender of a policy, or payment of an endowment. Reserves are determined using the net level premium method. Interest assumptions used to compute reserves ranged from 2.0% to 8.5% at December 31, 1997. The liability for future policy benefits on participating life insurance contracts is a net level reserve using the nonforfeiture interest rate and mortality table of the plan of insurance.

1.10   PREMIUM RECOGNITION

       Most receipts for annuities and interest-sensitive life insurance contracts are classified as deposits instead of revenues. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that are designed to compensate Franklin for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

       For limited-payment contracts, net premiums are recorded as revenue, and the difference between the gross premium received and the net premium is deferred and recognized in income in a constant relationship to insurance in force. For all other long-duration contracts, premiums are recognized when due.

                        THE FRANKLIN LIFE INSURANCE COMPANY
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

1.11   PARTICIPATING LIFE INSURANCE

       Participating life insurance contracts contain dividend payment provisions that entitle the policyholders to participate in the earnings of the contracts. Participating life insurance accounted for 46% and 47% of life insurance in force at December 31, 1997 and 1996 respectively, and 70%, 62%, 58%, and 69% of premiums and other considerations for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995, respectively.

       The portion of earnings allocated to participating policyholders that cannot be expected to inure to Franklin's shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings.

1.12   INCOME TAXES

       Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

       A change in deferred taxes related to fluctuations in fair value of available-for-sale securities is included in net unrealized gains (losses) on securities in shareholder's equity.

1.13   RECLASSIFICATION

       Certain amounts in the 1996 and 1995 financial statements have been reclassified to conform to the 1997 presentation.


1.14   NEW ACCOUNTING STANDARDS NOT YET ADOPTED

       In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," which establishes standards for reporting and displaying comprehensive income and its components in the financial statements. Beginning in 1998, Franklin must adopt this statement for all periods presented. Application of this statement will not change recognition or measurement of net income and, therefore, will not impact Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.     Investments

2.1    INVESTMENT INCOME

       Income by type of investment was as follows:


                                                         Eleven
                                                         Months      One Month
                            YEAR ENDED    Year Ended      Ended       Ended
                           DECEMBER 31   December 31   December 31  January 31
                           ---------------------------------------------------
In millions                    1997          1996         1995         1995
------------------------------------------------------------------------------
Fixed maturity securities    $435.5        $434.6        $394.3       $33.9
Mortgage loans on real         58.3          58.8          54.3         4.6
  estate
Policy loans                   19.3          18.9          18.6         1.7
Other investments               9.5          13.5           9.1         1.2
                           ---------------------------------------------------
Gross investment income       522.6         525.8         476.3        41.4
Investment expense              4.0           4.3           7.5         0.1
                           ---------------------------------------------------
   Net investment income     $518.6        $521.5        $468.8       $41.3
                           ---------------------------------------------------
                           ---------------------------------------------------

       The carrying value of investments that produced no investment income during 1997 totaled $12.4 million, or less than .19% of total invested assets at December 31, 1997. The ultimate disposition of these assets is not expected to have a material effect on Franklin's consolidated results of operations or financial position.

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.2    REALIZED INVESTMENT GAINS (LOSSES)

       Realized investment gains (losses) for fixed maturity and equity securities, net of DPAC and CIP amortization were as follows:


                                                                                                   Eleven Months       One Month
                                                          YEAR ENDED            Year Ended             Ended             Ended
                                                          DECEMBER 31          December 31          December 31        January 31
                                                         ------------------------------------------------------------------------
In millions                                                  1997                  1996                1995               1995
---------------------------------------------------------------------------------------------------------------------------------
Fixed maturity securities
  Gross gains                                               $ 15.4                $ 25.0              $ 13.8              $   -
  Gross losses                                                (6.2)                (17.6)               (1.9)                 -
                                                         ------------------------------------------------------------------------
    Total fixed maturity securities                            9.2                   7.4                11.9                  -
                                                         ------------------------------------------------------------------------

Equity securities
  Gross gains                                                  1.0                   1.8                 1.9                4.1
  Gross losses                                                   -                     -                (0.5)              (5.4)
                                                         ------------------------------------------------------------------------
    Total equity securities                                    1.0                   1.8                 1.4               (1.3)
                                                         ------------------------------------------------------------------------

Other                                                          2.6                  (6.7)               (6.1)              (6.3)
                                                         ------------------------------------------------------------------------
   Realized investment gains (losses)                       $ 12.8                $  2.5              $  7.2              $(7.6)
                                                         ------------------------------------------------------------------------
                                                         ------------------------------------------------------------------------


       Voluntary sales of investments resulted in the following realized gains (losses):


                                                                      Realized
                                                                   ------------------
In millions                        Category         Proceeds       Gains    Losses
-------------------------------------------------------------------------------------
YEAR ENDED
DECEMBER 31, 1997           AVAILABLE-FOR-SALE       $577.6        $10.5    $ 3.1
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Year Ended
December 31, 1996           Available-for-sale       $807.0        $21.8    $15.4
-------------------------------------------------------------------------------------
Eleven Months Ended
December 31, 1995           Available-for-sale       $268.7        $ 8.5    $ 0.4
-------------------------------------------------------------------------------------
One Month Ended
January 31, 1995            Trading                  $ 84.7        $ 4.1    $ 5.4
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3    FIXED MATURITY AND EQUITY SECURITIES

       VALUATION. Amortized cost and fair value of fixed maturity and equity securities were as follows:





                                                                   DECEMBER 31, 1997
                                           ----------------------------------------------------------------------
                                            COST OR            GROSS               GROSS
                                           AMORTIZED         UNREALIZED          UNREALIZED               FAIR
In millions                                   COST             GAINS               LOSSES                 VALUE
-----------------------------------------------------------------------------------------------------------------
Fixed maturity securities
  Corporate bonds
   Investment grade                           $2,845.2           $228.9                $0.3              $3,073.8

   Below investment grade                        307.8             13.7                 1.1                 320.4

  Public utilities                               972.3            116.1                   -               1,088.4

  Mortgage-backed                                750.7             67.4                 0.1                 818.0

  Foreign governments                             90.0             15.4                 0.4                 105.0

  U.S. government                                186.7             17.7                   -                 204.4

  States/political subdivisions                    4.8              0.2                   -                   5.0

  Redeemable preferred stocks                      0.2                -                   -                   0.2
                                           ----------------------------------------------------------------------
    Total fixed maturity securities           $5,157.7           $459.4                $1.9              $5,615.2
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
Equity securities                             $    1.1           $  3.3                $  -              $    4.4
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.3    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)


                                                                                   DECEMBER 31, 1996
                                                           -------------------------------------------------------------------
                                                            Cost or                Gross              Gross
                                                           Amortized            Unrealized         Unrealized            Fair
  In millions                                                Cost                  Gains             Losses             Value
  ----------------------------------------------------------------------------------------------------------------------------
  Fixed maturity securities
    Corporate bonds
      Investment grade                                      $2,747.7               $170.2
                                                                                                        $6.3          $2,911.6
      Below investment grade                                   239.7                  9.0                1.4             247.3

    Public utilities                                         1,064.7                 86.9                  -           1,151.6

  Mortgage-backed                                              802.1                 41.9                1.4             842.6

  Foreign governments                                           96.2                 11.0                  -             107.2

  U.S. government                                              190.1                 13.9                0.1             203.9

  States/political subdivisions                                 11.5                  0.5                  -              12.0

  Redeemable preferred stocks                                    0.3                    -                  -               0.3
                                                           -------------------------------------------------------------------

      Total fixed maturity securities                       $5,152.3               $333.4               $9.2          $5,476.5
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------

  Equity securities                                         $    2.0               $  3.0               $  -          $    5.0
                                                           -------------------------------------------------------------------
                                                           -------------------------------------------------------------------

                         THE FRANKLIN LIFE INSURANCE COMPANY
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.3    FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

       MATURITIES. The contractual maturities of fixed maturity securities at December 31, 1997 were as follows:


                                                     AMORTIZED            FAIR
In millions                                             COST              VALUE
--------------------------------------------------------------------------------
FIXED MATURITY SECURITIES, EXCLUDING
MORTGAGE-BACKED SECURITIES, DUE
     In one year or less                             $   55.0          $   55.4

     In years two through five                          785.0             825.8

     In years six through ten                         1,993.5           2,140.3

     After ten years                                  1,573.5           1,775.7

   Mortgage-backed securities                           750.7             818.0
                                                   ----------------------------

     Total fixed maturity securities                 $5,157.7          $5,615.2
                                                   ----------------------------
                                                   ----------------------------


       Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations. Corporate requirements and investment strategies may result in the sale of investments before maturity.

2.4    NET UNREALIZED GAINS ON SECURITIES

       Net unrealized gains on available-for-sale securities included in shareholder's equity at December 31 were as follows:




In millions                                     1997         1996
-------------------------------------------------------------------
Gross unrealized gains                       $ 462.7        $ 336.4
Gross unrealized losses                         (1.9)          (9.2)
DPAC fair value adjustment                     (10.4)          (0.4)
CIP fair value adjustment                     (215.7)        (160.9)
Participating policyholders'
 interest                                       (2.5)          (1.8)
Deferred federal income taxes                  (81.4)         (57.5)
                                            -----------------------
Net unrealized gains
 on securities                               $ 150.8        $ 106.6
                                            -----------------------
                                            -----------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5  MORTGAGE LOANS ON REAL ESTATE
     DIVERSIFICATION. Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, Franklin requires loan-to-value ratios of 75% or less, based on management's credit assessment of the borrower. At December 31, the mortgage loan portfolio was distributed as follows:



                                                 DECEMBER 31
                                       ----------------------------------
  In millions                             1997                 1996
  -----------------------------------------------------------------------
  Geographic distribution
       East North Central                $119.6             $120.0
       East South Central                  36.2               37.8
       Mid Atlantic                        35.5               21.5
       Mountain                            53.5               58.1
       New England                         22.5               19.2
       Pacific                             99.5              104.3
       South Atlantic                     175.2              167.7
       West North Central                  34.3               35.4
       West South Central                  53.5               57.9
       Allowance for losses                (8.2)             (14.9)
  -----------------------------------------------------------------------
         Total                           $621.6             $607.0
  -----------------------------------------------------------------------
  -----------------------------------------------------------------------
  Property type
       Retail                            $333.5             $312.3
       Office                             131.9              147.5
       Industrial                          96.7               89.4
       Residential and other               67.7               72.7
       Allowance for losses                (8.2)             (14.9)
  -----------------------------------------------------------------------
         Total                           $621.6             $607.0
  -----------------------------------------------------------------------
  -----------------------------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

2.5  MORTGAGE LOANS ON REAL ESTATE (CONTINUED)
     IMPAIRED LOANS.     The carrying value of impaired mortgage loans on real
     estate and related interest income were as follows as of and for the year ended December 31:

  In millions                   1997             1996          1995
  -------------------------------------------------------------------------
  Impaired loans
       With allowance *        $ 8.0            $21.4           5.3
       Without allowance         8.1              -            17.8
                             ----------------------------------------------

       Total impaired loans    $16.1            $21.4          23.1
                             ----------------------------------------------
                             ----------------------------------------------

  Average investment           $18.8            $22.3          27.4
                             ----------------------------------------------
                             ----------------------------------------------

  Interest income earned       $ 0.8            $ 1.5           1.3
                             ----------------------------------------------
                             ----------------------------------------------

     * Represents gross amounts before allowance for mortgage loan losses of $3.0 million, $4.9 million, and $1.6 million at December 31, 1997, 1996, and 1995, respectively. There were no impaired loans as of January 31, 1995.

     ALLOWANCE. Activity in the allowance for mortgage loan losses was as follows:


                                                       Eleven      One Month
                            YEAR ENDED   Year Ended  Months Ended    Ended
                           DECEMBER 31   December 31  December 31   January 31
                           ---------------------------------------------------
In millions                  1997         1996         1995          1995
------------------------------------------------------------------------------
Balance at beginning of
period                      $14.9      $12.7            8.5             -
Net change in allowance *    (6.7)       2.2            4.2            8.5
                           ---------------------------------------------------
Balance at end of period    $ 8.2      $14.9           12.7            8.5
                           ---------------------------------------------------


          *    Charged to realized investment gains (losses).

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

2.6  INVESTMENTS ON DEPOSIT

     At December 31, 1997 and 1996, bonds and other investments carried at $19.3 million and $22.6 million, respectively, were on deposit with regulatory authorities to comply with state insurance laws.

2.7  INVESTMENT RESTRICTIONS

     Franklin is restricted by the insurance laws of its domiciliary state as to the amount which it can invest in any entity. At December 31, 1997 and 1996, Franklin's largest investment in any one entity other than U.S. government obligations and related party amounts was $62.8 million and $64.6 million, respectively.

3.   Fair Value of Financial Instruments

     Carrying amounts and fair values for certain of Franklin's financial instruments at December 31 are presented below. Care should be exercised in drawing conclusions based on fair value, since (1) the fair values presented do not include the value associated with all of Franklin's assets and liabilities, and (2) the reporting of investments at fair value without a corresponding revaluation of related policyholder liabilities can be misinterpreted.


                                                  DECEMBER 31
                              ------------------------------------------------
                                          1997                    1996
                              ------------------------------------------------
                               CARRYING     FAIR       Carrying      Fair
In millions                     AMOUNT      VALUE       Amount       Value
------------------------------------------------------------------------------
Assets
  Fixed maturity securities    $5,615.2    $5,615.2   $5,476.5      $5,476.5
  Mortgage loans on real
    estate                        621.6       659.4      607.0         637.7
  Equity securities                 4.4         4.4        5.0           5.0

Liabilities
  Insurance investment
    contracts                  $1,881.4   $ 1,813.3   $1,967.9      $1,892.9
  Dividend accumulations       $  780.1   $   780.1   $  755.9      $  755.9

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

3.   Fair Value of Financial Instruments (continued)

     The following methods and assumptions were used to estimate the fair value of financial instruments.

     FIXED MATURITY AND EQUITY SECURITIES. Fair values of fixed maturity and equity securities were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

     MORTGAGE LOANS ON REAL ESTATE. Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

     POLICY LOANS. Policy loans have no stated maturity dates and are an integral part of the related insurance contract. Accordingly, it is not practicable to estimate a fair value. The weighted average interest rate on policy loans was 6% in 1997 and 1996.

     INSURANCE INVESTMENT CONTRACTS. Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

     DIVIDEND ACCUMULATIONS. Fair value disclosed for dividend accumulations equals the amount of dividends payable on demand at the reporting date.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

4.   Deferred Policy Acquisition Costs (DPAC)
     An analysis of the changes in the DPAC asset is as follows:


                                                   Eleven Months  One Month
                        YEAR ENDED     Year Ended      Ended        Ended
                        DECEMBER 31   December 31    December 31   January 31
                      --------------------------------------------------------
In millions                1997          1996          1995          1995
------------------------------------------------------------------------------
Beginning of period
   balance              $ 82.0         $ 47.5         $    -          $ 510.6

Capitalization            51.9           56.2           67.7              8.5

Amortization             (11.5)         (10.7)          (8.3)            (5.8)

Effect of unrealized
  gains on securities    (10.0)          11.3          (11.7)               -


Effect of realized
  investment gains        (0.7)          (0.4)         (0.2)                -

Adjustment for the
  acquisition(a)             -              -             -            (513.3)

Other                        -          (21.9)            -                 -
                      --------------------------------------------------------

End of period balance   $111.7         $ 82.0         $47.5            $    -
                      --------------------------------------------------------
                      --------------------------------------------------------

     (a) Represents the necessary elimination of the historical DPAC asset required by purchase accounting.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.   Cost of Insurance Purchased (CIP)
     An analysis of the changes in the CIP asset is as follows:


                                                   Eleven Months One Month
                          YEAR ENDED   Year Ended     Ended        Ended
                          DECEMBER 31  December 31  December 31  January 31
                          ---------------------------------------------------
In millions                1997          1996         1995         1995
-----------------------------------------------------------------------------
Beginning of period       $ 407.8       $ 353.0       $ 656.6       $174.7
  balance
Interest accretion           47.3          51.8          49.0          2.0
Additions                    15.1          13.6          41.3            -
Amortization               (107.7)       (116.5)       (118.0)        (2.8)
Effect of unrealized
  gains on securities       (54.8)        109.1        (270.0)           -
Effect of realized
  investment gains           (3.8)         (3.2)         (5.9)           -
Incremental adjustment
  for the acquisition(a)        -             -             -        482.7
                          ---------------------------------------------------

End of period balance     $ 303.9       $ 407.8       $ 353.0       $656.6
                          ---------------------------------------------------

     (a) Represents the incremental amount necessary to recognize the new CIP asset attributable to the January 31, 1995 acquisition.

          CIP amortization, net of interest accretion and additions, expected to be recorded in each of the next five years is $41.7 million, $38.4 million, $35.3 million, $32.4 million, and $29.8 million.

6.        Separate Accounts

          Franklin administers three Separate Accounts for variable annuity contracts. AMFLIC administers three Separate Accounts in connection with the issuance of its Variable Universal Life and Variable Annuity products.

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

7.   Income Taxes

     Franklin files a life/life consolidated return which includes Franklin and AMFLIC. FFSC, a broker-dealer and wholly-owned subsidiary of Franklin, files a separate return.

     The method of allocation of tax expense is subject to a written agreement. Allocation is based upon separate return calculations with current credit for net losses and tax credits. Consolidated alternative minimum tax, excise tax or surtax, if any, is allocated separately. The tax liability of each subsidiary under this agreement shall not exceed the amount such subsidiary would have paid if it had filed on a separate return basis. Intercompany tax balances are to be settled no later than thirty (30) days after the date of filing the consolidated return.

7.1  DEFERRED TAXES

     Components of deferred tax liabilities and assets at December 31, were as follows:


      In millions                               1997             1996
      ---------------------------------------------------------------------
      Deferred tax liabilities, applicable to:
           Basis differential of investments   $ 122.8         $  63.1
           DPAC and CIP                           98.6           124.6
           Other                                  10.2            15.7
                                              -----------------------------
           Total deferred tax liabilities        231.6           203.4
                                              -----------------------------

      Deferred tax assets, applicable to:
           Policy reserves                      (124.5)         (128.3)
           Participating policyholders'          (74.0)          (73.6)
            interests
           Postretirement benefits                (3.4)           (4.0)
           Basis differential of investments      (7.5)           (7.7)
           Other                                 (17.7)           (8.8)
                                              -----------------------------
           Total deferred tax assets            (227.1)         (222.4)
                                              -----------------------------
      Net deferred tax liability (asset)       $   4.5         $ (19.0)
                                              -----------------------------
                                              -----------------------------

     Franklin expects adequate future taxable income to realize the deferred tax assets. Accordingly, no valuation allowance is considered necessary.

     A portion of life insurance income earned prior to 1984 is not taxable unless it exceeds certain statutory limitations or is distributed as dividends. Such income, accumulated in policyholders' surplus accounts, totaled $200 million at December 31, 1997. At current corporate income tax rates, the maximum amount of tax on such income is approximately $70 million. Deferred income taxes on these accumulations are not required because no distributions are expected.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

7.2  TAX EXPENSE
     A reconciliation between the federal income tax rate and the effective tax rate follows:


                                                      Eleven Months  One Month
                               YEAR ENDED   Year Ended    Ended         Ended
                              DECEMBER 31   December 31 December 31  January 31
                             --------------------------------------------------
                                  1997         1996        1995         1995
                             --------------------------------------------------
Federal income tax rate          35.0%         35.0%       35.0%       35.0%
State taxes, net                  0.9           0.3         0.9        36.3
Tax-exempt investment income     (0.5)         (0.7)       (0.6)      (39.3)

Amortization of goodwill            -             -           -        34.3
Other                            (0.8)          0.2         0.6         0.4
                             --------------------------------------------------
Effective tax rate               34.6%         34.8%       35.9%       66.7%
                             --------------------------------------------------
                             --------------------------------------------------

7.3  TAXES PAID

     Federal income taxes paid for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, were $77 million, $74 million, and $53 million, respectively. State income taxes paid for the years ended December 31, 1997 and 1996, and the eleven months ended December 31, 1995, were $2 million, $2 million, and $1 million, respectively. There were no federal or state income taxes paid during January 1995.

8.   Benefit Plans

8.1  PENSION PLANS

     On January 1, 1996, Franklin's existing defined benefit pension plan (The Franklin Plan) was merged with the plan sponsored by AGC (the AGC Plan). The AGC Plan is a non-contributory defined benefit plan covering most Franklin employees. Under the AGC Plan, pension benefits are based on the participant's compensation and length of credited service. AGC's funding policy is to contribute annually no more than the maximum deductible for federal income tax purposes.

     Equity and fixed maturity securities were 63% and 28%, respectively, of the AGC Plan's assets at the Plan's most recent balance sheet date. Additionally, 5% of the Plan's assets were invested in general investment accounts of AGC's subsidiaries through deposit administration insurance contracts.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1  PENSION PLANS (continued)

     The net pension (income)/expense and the computation of the projected benefit obligation for years prior to January 1, 1996 were based on the provisions of the Franklin Plan. The Franklin Plan provided for the payment of retirement benefits; normally commencing at age 65, and also for the payment of certain disability benefits. After meeting certain qualifications, an employee acquired a vested right to future benefits. Pension benefits were based on the participant's average monthly compensation and length of credited service. Annual contributions made to the plan were sufficient to satisfy legal funding requirements.

     At December 31, 1995, fixed maturity securities constituted the majority of The Franklin Plan's assets.

     Prior to January 1, 1996, The Franklin Plan purchased annuity contracts from Franklin to provide benefits for its retirees. For the eleven months ended December 31, 1995, and the one month ended January 31, 1995, these contracts provided approximately $3.9 million and $0.3 million annually for retiree benefits, respectively.

     During the fourth quarter of 1995, Franklin sponsored a program of special incentives to those employees age 55 and over who elected early retirement. The program concluded December 31, 1995. A withdrawal of $26.5 million was made from the Franklin Plan in 1995 to provide full retirement benefits for these employees who elected to retire under the program.

     Net pension (income)/expense included the following components:


                                                         Eleven      One Month
                            YEAR ENDED    Year Ended  Months Ended     Ended
                           DECEMBER 31   December 31   December 31  January 31
                          -----------------------------------------------------
In millions                  1997          1996           1995         1995
-------------------------------------------------------------------------------
Service cost (benefits
  earned)                 $ 0.7         $ 0.8          $  0.9       $  0.2
Interest cost               1.9           2.0             3.7          0.4
Actual return on plan
  assets                   (8.4)         (7.8)          (11.5)        (0.4)
Net amortization and
  deferral                  5.0           4.6             6.3            -
                          -----------------------------------------------------
Pension (income) expense  $(0.8)       $ (0.4)         $ (0.6)       $ 0.2
                          -----------------------------------------------------

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.1  PENSION PLANS (continued)
     The funded status and the prepaid pension expense (included in other assets) at December 31 were as follows:


In millions                                          1997           1996
-------------------------------------------------------------------------------
Accumulated benefit obligation, primarily vested    $ 27.7         $ 27.0
Effect of increase in compensation levels              0.5            0.2
                                                    ---------------------------
Projected benefit obligation                          28.2           27.2
Plan assets at fair value                             43.8           35.5
                                                    ---------------------------
Plan assets at fair value in excess of projected
  benefit obligation                                  15.6            8.3
Other unrecognized items, net                         (3.5)           3.0
                                                    ---------------------------
Prepaid pension expense                             $ 12.1         $ 11.3
                                                    ---------------------------
                                                    ---------------------------

Weighted-average discount rate on benefit             7.25%          7.50%
  obligation
Rate of increase in compensation levels               4.00           4.00
Expected long-term rate of return on plan assets     10.00          10.00

8.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

     On January 1, 1996, the assets in Franklin's voluntary employees' beneficiary association (Franklin VEBA) for the retiree health and welfare plan were transferred to the AGC VEBA Plan. No changes in assumptions or plan provisions were made as a result of the transfer.

     Under the AGC VEBA Plan, Franklin has life, medical, supplemental major medical and dental plans for certain retired employees and agents. Most plans are contributory, with retiree contributions adjusted annually to limit employer contributions to predetermined amounts. Franklin has reserved the right to change or eliminate these benefits at any time.

     The life plans are fully insured for a two-year period. A portion of the retiree medical and dental plans is funded through the AGC VEBA Plan; the remainder is unfunded and self-insured. All of the retiree medical and dental plans' assets held in the AGC VEBA Plan were invested in readily marketable securities.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

8.2  POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (continued)
     The funded status and the accrued postretirement benefit cost (included in other liabilities) at December 31 were as follows:


In millions                                   1997               1996
--------------------------------------------------------------------------------
Actuarial present value of
     benefit obligation
       Retirees                               $7.2              $ 7.3
       Active plan participants
         Fully eligible                        0.3                0.2
         Other                                 2.0                1.8
                                           ------------------------------------
Accumulated postretirement
     benefit obligation (APBO)                 9.5                9.3
Plan assets at fair value                      0.2                -
                                           ------------------------------------
APBO in excess of plan assets
     at fair value                             9.3                9.3
Unrecognized net gain                          0.5                2.2
                                           ------------------------------------
       Accrued benefit cost                   $9.8              $11.5
                                           ------------------------------------
                                           ------------------------------------
Weighted-average discount
     rate on benefit obligation               7.25%              7.50%

     Postretirement benefit expense (income) was as follows:


                                                       Eleven Months One Month
                               YEAR ENDED   Year Ended    Ended        Ended
                               DECEMBER 31  December 31 December 31  January 31
--------------------------------------------------------------------------------
In millions                       1997         1996         1995        1995
Service cost (benefits            $0.1         $0.1         $0.1       $   -
earned)
Interest cost                      0.7          0.7          0.9        (0.2)
   Postretirement benefit
    expense (income)              $0.8         $0.8         $1.0       $(0.2)

     For measurement purposes, an 8.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1998; the rate was assumed to decrease gradually to 5% by the year 2005 and remain at that level. A 1% increase in the assumed rate results in a $0.1 million increase in the accumulated postretirement benefit obligation and no increase in postretirement benefit expense.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

9.   Statutory Accounting

     State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices.

     During 1995, Franklin received approval to loan $116.0 million to AGCL. Franklin also received approval to pay an extraordinary dividend of $250 million to its former parent as part of the 1995 acquisition, and also received approval to pay an extraordinary dividend of $60 million to AGCL.

     At December 31, 1997 and 1996, Franklin had statutory shareholder's equity of $521.0 million and $431.0 million, respectively. Statutory net income was $129.7 million, $123.2 million, and $100.2 million for the years ended December 31, 1997, 1996, and 1995, respectively.

     As determined on a statutory basis, the statutory shareholder's equity and net income of subsidiaries, were reported as follows:


                                                     STATUTORY
                                    -------------------------------------
In millions                          1997            1996           1995
-------------------------------------------------------------------------
Shareholder's Equity                $17.7           $18.1         $ 9.9
                                    -------------------------------------
                                    -------------------------------------

Net Income                          $(0.6)          $(1.9)        $(4.7)
                                    -------------------------------------
                                    -------------------------------------


     Generally, Franklin is restricted by the insurance laws of its domiciliary state as to amounts that can be transferred in the form of dividends, loans, or advances without the approval of the Illinois Insurance Department. Under these restrictions, during 1998, loans or advances in excess of $130.3 million and dividends in any twelve-month period aggregating in excess of $129.7 million will require the approval of the Illinois Insurance Department.

10.  Consolidated Statement of Cash Flows

     In addition to the cash activities shown in the consolidated statement of cash flows, the following transactions, occurred:


                                                        Eleven Months One Month
                                YEAR ENDED   Year Ended    Ended         Ended
                                DECEMBER 31 December 31  December 31  January 31
                                ------------------------------------------------
In millions                        1997         1996        1995        1995
--------------------------------------------------------------------------------
Interest added to annuity and
  other financial products        $169.4       $173.3      $168.3      $14.0

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

11.  Reinsurance

     Franklin limits its exposure to loss on any single insured to $2.1 million by ceding additional risks through reinsurance contracts with other insurers. Franklin diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, Franklin would reassume the liability. The likelihood of a material reinsurance liability being reassumed by Franklin is considered to be remote.

     A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Reinsurance recoveries on ceded reinsurance contracts were $41.5 million, $67.3 million, $63.3 million and $1.4 million for the years ended December 31, 1997 and 1996, the eleven months ended December 31, 1995, and the one month ended January 31, 1995, respectively. The amount of reinsurance recoverable (payable) on paid and unpaid losses was $(0.5) million and $1.8 million at December 31, 1997 and 1996, respectively. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Reinsurance premiums included in premiums and other considerations were as follows:


                                                     Eleven Months   One Month
                          YEAR ENDED     Year Ended      Ended         Ended
                         DECEMBER 31    December 31    December 31   January 31
                         ------------------------------------------------------
In millions                  1997           1996          1995         1995
-------------------------------------------------------------------------------
Direct premiums
  and other
  considerations            $415.3          $491.5       $500.1         $36.8
Reinsurance assumed            8.3            15.9         44.2          (0.8)
Reinsurance ceded            (53.4)          (88.8)       (94.7)         (1.5)
-------------------------------------------------------------------------------

Premiums and other
     considerations         $370.2          $418.6       $449.6         $34.5
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

12.  Related Party Transactions

     Franklin participates in a program of short-term borrowing with AGC to maintain its long-term commitments. Franklin borrowed $230.4 million and $62.0 million, and repaid $230.4 million and $62.1 million in 1997 and 1996, respectively. Interest was paid on the outstanding balances based on the rate as stipulated in the program.

     During 1995, Franklin purchased a 6.75% promissory note from AGCL for $116.0 million to mature in 2005 (see Note 9).

     During 1995, Franklin received $8.5 million of 8% non-voting preferred stock of American General Life Insurance Company as consideration for the sale of FULIC.

                       THE FRANKLIN LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS  (CONTINUED)

12.  Related Party Transactions (continued)

     Franklin has entered into indefinite contracts for the performance of all investment management services as well as cost allocation agreements with its ultimate parent. Total expenses under these agreements were $2.5 million and $2.3 million for the years ended December 31, 1997 and 1996, respectively, and $1.1 million for the eleven months ended December 31, 1995.

13.  Legal Proceedings

     In recent years, various life insurance companies have been named as defendants in class action lawsuits relating to life insurance pricing and sales practices, and a number of these lawsuits have resulted in substantial settlements. Franklin is a defendant in such purported class action lawsuits filed in 1997, asserting claims related to pricing and sales practices. These claims are being defended vigorously by Franklin. Given the uncertain nature of litigation and the early stages of this litigation, the outcome of these actions cannot be predicted at this time. Franklin management nevertheless believes the ultimate outcome of all such pending litigation should not have a material adverse effect on Franklin's financial position. It is possible that settlements or adverse determinations in one or more of these actions or other future proceedings could have a material adverse effect on results of operations for a given period. No provision for any adverse determinations in this pending litigation has been made in the consolidated financial statements because the amount of loss, if any, from these actions cannot be reasonably estimated at this time.

     Franklin is a party to various other lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions, such as Alabama, that permit damage awards disproportionate to the actual economic damages incurred. Based upon information presently available, Franklin management believes the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on Franklin's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in jurisdictions like Alabama continues to increase and creates the potential for an unpredictable judgment in any given suit.

                       THE FRANKLIN LIFE INSURANCE COMPANY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

14.  Guaranty Fund Assessments

     Information about state guaranty fund assessments was as follows as of and for the:


                                                    Eleven Months   One Month
                          YEAR ENDED     Year Ended     Ended        Ended
                         DECEMBER 31    December 31  December 31    January 31
                         ------------------------------------------------------
In millions                 1997            1996          1995          1995
-------------------------------------------------------------------------------
Expense, included
 in operating costs
 and expenses               $1.2         $ 0.7        $ 0.2           $0.6
Liability for
 anticipated
 assessments                 3.6           7.5          8.5              -
Receivable for
 expected recoveries
 against future
 premium taxes               7.4          11.2         11.2              -
-------------------------------------------------------------------------------

     Changes in state laws could decrease the amount recoverable against future premium taxes.

                            STATEMENT OF ADDITIONAL INFORMATION


FRANKLIN LIFE VARIABLE ANNUITY FUND A



INDIVIDUAL VARIABLE ANNUITY CONTRACTS FOR USE WITH CERTAIN QUALIFIED PLANS AND TRUSTS ACCORDED SPECIAL TAX TREATMENT AND AS INDIVIDUAL RETIREMENT ANNUITIES

ISSUED BY

THE FRANKLIN LIFE INSURANCE COMPANY
#1 FRANKLIN SQUARE
SPRINGFIELD, ILLINOIS 62713

                                   APPENDIX B

                     FRANKLIN LIFE VARIABLE ANNUITY FUND A

                     ANNUAL REPORT DATED DECEMBER 31, 1998

                                  [LETTERHEAD]


Dear Contract Owner:

We are pleased to provide this 1998 annual report which shows the status of and balances in your Franklin Life Variable Annuity Fund A contract.

                                               Investment Position
                                               -------------------
                                      December 31, 1998     June 30, 1998     December 31, 1997
                                      -----------------     -------------     -----------------
     VARIABLE PORTION:
     Accumulation Unit Value              $123.03              $108.49              $98.43
                                          -------              -------              ------
                                          -------              -------              ------
     Percentage Change From:
              December 31, 1997           +24.99%
                                          -------
                                          -------
              June 30, 1998               +13.40%
                                          -------
                                          -------

The accumulation unit value is based on the market price of the investments held by the Fund. A listing of the investments held at December 31, 1998 appears on page 3.

     FIXED PORTION:
     Additional units in the fixed rate portion of your annuity arising from contributions credited during the contract year ending in 1998 were based on a 6.25% interest rate, less a contract expense charge. If your contract anniversary is in the first half of 1999, the interest rate for the fixed portion of your annuity applicable to contributions made during the contract year ending in 1999 is anticipated to be 5.00%, less a contract expense charge. Amounts selected for investment in the fixed rather than the variable portion of your annuity do not participate in the investment experience of the Fund. Contract units resulting from interest added or contributions made prior to the contract year ending in 1998 continue to be credited with additional interest based on investment yields which reflect the years during which such units were purchased. Crediting rates are not guaranteed for future years.

The United States economy continued its strong growth in 1998, as measured by the Gross Domestic Product (GDP), increasing at an annual rate of 3.9%. GDP is expected to slow in 1999, with growth being 2.0% to 2.5%. Employment finished strong in 1998, with the December unemployment rate at 4.3% and the average unemployment rate for all of 1998 at 4.5%. New jobs continued to be created during the year, especially in the service sector. The Federal Reserve Board lowered the Federal Funds rate by a total of 75 basis points, over three months in late 1998, to the current level of 4.75%. The stock market had another excellent year, the fourth year in a row. The Standard & Poor's 500 Index was up 26.69% in 1998. The stock market had a correction in the third quarter, but with the short term interest rate reduction in the fourth quarter, the stock market rebounded in the fourth quarter to close at or near record levels. Stocks of U.S. corporations continue to carry very high price/earnings ratios and corporate earnings could slow if the economy slows as indicated above.

Inflation, as measured by the Gross Domestic Product deflator, was a very acceptable 1.7% in 1997, declining to 1.0% by the third quarter of 1998. The Consumer Price Index increased by 1.7% in 1997 and a slightly lower +1.6% for 1998. The Producers Price Index declined 0.2% in November, but increased 0.4% in December in light of higher tobacco prices. A decline was recorded in six of the twelve months of 1998, producing a decline in wholesale prices of 0.1% in 1998, against a decline in 1997 of 1.2%. The Producers Price Index indicates that inflation should remain under control for several more months. For stocks to continue to move higher, corporate earnings will need to improve, interest rates decline and investors willing to accept higher price/earnings ratios for stocks. 1999 will be a very challenging year for investors in the stock market.

In today's fast-paced world, products, markets, client's needs, and individual risk tolerance all change. In this environment, you may want to take some extra time and review how well this product continues to meet your retirement investment objectives. A Franklin Life representative would be happy to review your financial situation with you and suggest the most appropriate mix of products to provide financial security consistent with your risk tolerance.


                                           Cordially yours,


                                           William A. Simpson
                                           Chairman and Chief Executive Officer

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998


Assets
     Investments-at fair value (cost-$5,825,740)
          Common stocks                                                        $ 11,653,302
          Short-term notes                                                        1,843,112
                                                                              -------------
                                                                                 13,496,414
     Cash on deposit                                                                 49,523
     Dividends and interest receivable                                               19,458
                                                                              -------------
                    Total Assets                                                 13,565,395

Liability -due to The Franklin Life Insurance Company                                23,895
                                                                              -------------

Contract owners' equity
     Annuity reserves                                       $    20,793
     Value of 109,896.4574 accumulation units outstanding,
         equivalent to $123.03132938 per unit                13,520,707        $ 13,541,500
                                                           ------------       -------------
                                                                              -------------

                           STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1998

Investment income
     Dividends                                              $   130,455
     Interest                                                    69,792
                                                           ------------
                    Total Income                                               $    200,247

Expenses
     Mortality and expense charges                          $   124,538
     Investment management services                              54,443
     Miscellaneous expense                                            8
                                                           ------------
                    Total expenses                                                  178,989
                                                                              -------------
                    Net investment income                                            21,258

Realized and unrealized gain on investments:
     Net realized gain from investment transactions
       (excluding short-term investments):
          Proceeds from sales                                $1,626,314
          Cost of investments sold (identified cost method)   1,197,859
                                                           ------------
     Net realized gain                                                              428,455
     Net unrealized appreciation of investments
          Beginning of year                                 $ 5,298,442
          End of year                                         7,670,674
                                                           ------------
               Net unrealized appreciation                                        2,372,232
                                                                              -------------
               Net gain on investments                                            2,800,687
                                                                              -------------
               Net increase in contract owners'
                 equity resulting from operations                              $  2,821,945
                                                                              -------------
                                                                              -------------


                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                                              YEAR ENDED DECEMBER 31
                                                                              1998              1997
                                                                        ---------------------------------
Net investment income                                                     $    21,258       $    78,567
Net realized gain from investment transactions                                428,455           452,962
Net unrealized appreciation of investments                                  2,372,232         1,714,372
                                                                        ---------------------------------
            Net increase In contract owners' equity resulting from
operations                                                                  2,821,945         2,245,901
Net contract purchase payments                                                133,181           268,272
Reimbursement for contract guarantees                                               -               172
Annuity payments                                                               (4,788)           (4,568)
Withdrawals of funds on terminated contracts                               (1,725,151)       (1,636,104)
Transfers from (to) fixed account                                              21,424                 -
                                                                        ---------------------------------
           Net increase in contract owners' equity                          1,246,611           873,673
           Contract owners' equity at beginning of year                    12,294,889        11,421,216
                                                                        ---------------------------------
           Contract owners' equity at end of year                         $13,541,500       $12,294,889
                                                                        ---------------------------------
                                                                        ---------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1998


  NUMBER                                                             NUMBER
    OF                                                FAIR             OF                                                  FAIR
  SHARES                                              VALUE          SHARES                                                VALUE
----------                                         -----------     ----------                                           -----------
              COMMON STOCKS (86.06%)
              BANKING (4.56%)                                                      OIL SERVICES & DRILLING (1.36%)
  12,862          SLM Holding Corporation          $   617,376        6,200            Halliburton Company              $   183,675
              BEVERAGES (1.33%)
   4,400          PepsiCo, Incorporated                180,125                     PACKAGING - CONTAINERS (2.80%)
              BUSINESS SERVICES (1.41%)                               8,400            Avery-Dennison Corporation           378,525
   5,600          Equifax Inc.                         191,450                     PHOTOGRAPHY ( 2.18%)
              CHEMICALS (1.81%)                                       4,100            Eastman Kodak Company                295,200
   2,700          Dow Chemical                         245,531                     RETAIL-SPECIALTY (2.16%)
              COMPUTER SERVICES (4.18%)                               7,200            NIKE, Inc.                           292,050
   8,100          Ceridian Corporation*                565,481                     TECHNOLOGY (7.18%)
              COSMETICS & HOUSEHOLD PRODUCTS                          4,361            AMP, Incorporated                    227,045
                  (2.85%)                                             4,950            Diebold, Incorporated                176,653
   8,000          Gillette Company                     386,500        4,800            Intel Corporation                    569,100
                                                                                                                        ------------
              DRUGS & HEALTH CARE (29.89%)                                                                                  972,798
   8,000          Eli Lilly and Company                711,000                     UTILITIES - TELEPHONE (3.68%)
   4,300          Merck & Company, Inc.                635,056       10,000            BellSouth Corporation                498,750
   4,200          Pfizer, Incorporated                 526,838                                                          ------------
   6,450          St. Jude Medical, Inc.*              178,584
  13,200          Schering-Plough Corporation          729,300                                     TOTAL COMMON STOCKS
   6,000          Stryker Corporation                  330,375                                       (COST-$3,982,628)   11,653,302
  16,000          Walgreen Company                     937,000
                                                   ------------    PRINCIPAL
                                                     4,048,153       AMOUNT
              ELECTRONICS & INSTRUMENTATIONS                       ---------
                  (2.93%)                                                          SHORT-TERM NOTES (13.61%)
   5,800          Hewlett-Packard Company              396,213     $1,855,000      United States Treasury Bill
              FOOD - RETAIL (2.68%)                                                 4.12%, due 1/7/99 (cost-$1,843,112)   1,843,112
   5,700          Albertson's, Inc.                    363,019                                                          ------------
              FOOD - WHOLESALE ( 2.72%)
  13,400          Sysco Corporation                    367,662                              TOTAL INVESTMENTS (99.67%)
              HOUSEHOLD PRODUCTS (1.13%)                                                             (COST-$5,825,740)   13,496,414
   3,700          Newell Co.                           152,625
              OFFICE EQUIPMENT & SERVICES                                                   CASH AND RECEIVABLES, LESS
              (11.21%)                                                                               LIABILITY (.33 %)       45,086
  15,055          Compaq Computers Corporation         631,369                                                          ------------
   4,800          International Business
                  Machines Corporation                 886,800                                  TOTAL CONTRACT OWNERS'
                                                                                                        EQUITY (100.0%)  $13,541,500
                                                   ------------                                                         ------------
                                                     1,518,169                                                          ------------
                                                                   *NON-INCOME PRODUCING INVESTMENT IN 1998.



                        SEE NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE VARIABLE ANNUITY FUND A CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
-------------------------------------------------------------------------------

FRANKLIN LIFE VARIABLE ANNUITY FUND A
NOTES TO FINANCIAL STATEMENTS


NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Variable Annuity Fund A (the Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Investments in common stocks listed on national stock exchanges are valued at closing sales prices. Unlisted common stocks are valued at the most recent bid prices, as supplied by broker-dealers.
Short-term notes are valued at cost, which approximates fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund form a part of, and are taxed with those of, The Franklin which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

ANNUITY RESERVES: Reserves on contracts, all involving life contingencies, are calculated using the Progressive Annuity Table with an assumed investment rate of 3-1/2%.

NOTE B-INVESTMENTS

Exclusive of short-term investments, the cost of investments purchased and the proceeds from investments sold during 1998 aggregated $153,637 and $1,626,314, respectively.

NOTE C-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .0012% of the current value of the Fund per day (.438% on an annual basis) and for mortality and expense risk assurances at the rate of .002745% of the current value of the Fund per day (1.002% on an annual basis).

NOTE D-SALES AND ADMINISTRATIVE CHARGES

Sales and administrative charges aggregating $10,036 and $16,926 were deducted from the proceeds of the sales of accumulation units and retained by Franklin Financial Services Corporation and The Franklin during 1998 and 1997, respectively. Franklin Financial Services Corporation is a wholly-owned subsidiary of The Franklin and principal underwriter for the Fund.

Beginning in October 1998, The Franklin began waiving all sales and administrative charges specified in each Contract in anticipation of the Funds' proposed reorganization (See Note H-Subsequent Event).

NOTE E-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                         YEAR ENDED              YEAR ENDED
                      DECEMBER 31, 1998      DECEMBER 31, 1997
                    ----------------------------------------------

                     UNITS      AMOUNT      UNITS       AMOUNT
                     -----      ------      -----       ------
Balance at
  beginning of
  year              124,714   $12,275,509   139,945  $11,403,341

Purchases and
  transfers           1,559       154,605     2,945      268,272

Net investment
  income*                 -        21,210         -       78,354

Net realized gain
  from investment
  transactions*           -       427,513         -      451,738

Net unrealized
  appreciation
  of investments*         -     2,367,021         -    1,709,736

Withdrawals         (16,377)   (1,725,151)  (18,176)  (1,636,104)

Reimbursement
  for contract
  guarantees*             -             -         -          172
                    ----------------------------------------------
Balance at end
 of year            109,896   $13,520,707   124,714  $12,275,509
                    ----------------------------------------------
                    ----------------------------------------------

*Excludes portion allocated to annuity reserves on a pro rata basis.

NOTE F-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also directors, officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

NOTE G-NET UNREALIZED APPRECIATION OF INVESTMENTS

Net unrealized appreciation of investments was as follows:

                                           DECEMBER 31
                                       1998            1997
                                  -------------------------------
Gross unrealized appreciation       $7,670,674      $5,387,633

Gross unrealized depreciation                -          89,191
                                  -------------------------------
   Net unrealized appreciation
   of investments                   $7,670,674      $5,298,442
                                  -------------------------------
                                  -------------------------------

NOTE H-SUBSEQUENT EVENT

The Fund's Board of Managers has approved resolutions whereby Contract Owners will be asked during 1999 to approve a reorganization under which the Fund, together with Franklin Life Variable Annuity Fund B and Franklin Life Money Market Variable Annuity Fund C, will be restructured into a unit investment trust investing exclusively in shares of specified mutual fund portfolios. Contract Owners will be provided with a proxy statement describing the reorganization in detail.

NOTE I-YEAR 2000 (UNAUDITED)

     INTERNAL SYSTEMS. The Franklin's ultimate parent, American General Corporation (AGC), has numerous technology systems that are managed on a decentralized basis. AGC's Year 2000 readiness efforts are therefore being undertaken by its key business units with centralized oversight. Each business unit, including The Franklin, has developed and is implementing a plan to minimize the risk of a significant negative impact on its operations.

     While the specifics of the plans vary, the plans include the following activities: (1) perform an inventory of The Franklin's information technology and non-information technology systems; (2) assess which items in the inventory may expose The Franklin to business interruptions due to Year 2000 issues; (3) reprogram or replace systems that are not Year 2000 ready; (4) test systems to prove that they will function into the next century as they do currently; and
(5) return the systems to operations. As of December 31, 1998, substantially all of The Franklin's critical systems are Year 2000 ready and have been returned to operations. However, activities (3) through (5) for certain systems are ongoing, with vendor upgrades expected to be received during the first half of 1999.

     THIRD PARTY RELATIONSHIPS. The Franklin has relationships with various third parties who must also be Year 2000 ready. These third parties provide (or receive) resources and services to (or from) The Franklin and include organizations with which The Franklin exchanges information. Third parties include vendors of hardware, software, and information services; providers of infrastructure services such as voice and data communications and utilities for office facilities; investors; customers; distribution channels; and joint venture partners. Third parties differ from internal systems in that The Franklin exercises less, or no, control over Year 2000 readiness. The Franklin has developed a plan to assess and attempt to mitigate the risks associated with the potential failure of third parties to achieve Year 2000 readiness. The plan includes the following activities: (1) identify and classify third party dependencies; (2) research, analyze, and document Year 2000 readiness for critical third parties; and (3) test critical hardware and software products and electronic interfaces. As of December 31, 1998, AGC has identified and assessed approximately 700 critical third party dependencies, including those relating to The Franklin. A more detailed evaluation will be completed during first quarter 1999 as part of The Franklin's contingency planning efforts. Due to the various stages of third parties' Year 2000 readiness, The Franklin's testing activities will extend through 1999.

     CONTINGENCY PLANS. The Franklin has commenced contingency planning to reduce the risk of Year 2000-related business failures. The contingency plans, which address both internal systems and third party relationships, include the following activities: (1) evaluate the consequences of failure of business processes with significant exposure to Year 2000 risk; (2) determine the probability of a Year 2000-related failure for those processes that have a high consequence of failure; (3) develop an action plan to complete contingency plans for those processes that rank high in consequence and probability of failure; and (4) complete the applicable action plans. The Franklin is currently developing contingency plans and expects to substantially complete all contingency planning activities by April 30, 1999.

     RISKS AND UNCERTAINTIES. Based on its plans to make internal systems ready for Year 2000, to deal with third party relationships, and to develop contingency actions, The Franklin believes that it will experience at most isolated and minor disruptions of business processes following the turn of the century. Such disruptions are not expected to have a material effect on The Franklin's future results of operations, liquidity, or financial condition. However, due to the magnitude and complexity of this project, risks and uncertainties exist and The Franklin is not able to predict a most reasonably likely worst case scenario. If conversion of The Franklin's internal systems is not completed on a timely basis (due to non-performance by significant third party-vendors, lack of qualified personnel to perform the Year 2000 work, or other unforeseen circumstances in completing The Franklin's plans), or if critical third parties fail to achieve Year 2000 readiness on a timely basis, the Year 2000 issues could have a material adverse impact on The Franklin's operations following the turn of the century.

     COSTS. Through December 31, 1998, The Franklin has incurred, and anticipates that it will continue to incur, costs for internal staff, third party vendors, and other expenses to achieve Year 2000 readiness. These costs are not passed to the Fund. The cost of activities related to Year 2000 readiness has not had a material adverse effect on The Franklin's results of operations or financial condition. In addition, The Franklin has elected to accelerate the planned replacement of certain systems as part of the Year 2000 plans. Costs of the replacement systems are being capitalized and amortized over their useful lives, in accordance with The Franklin's normal accounting policies.

                      FRANKLIN LIFE VARIABLE ANNUITY FUND A
                            SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)


                                                                      YEAR ENDED DECEMBER 31
                                                          1998        1997        1996        1995        1994
                                                      -------------------------------------------------------------
Investment income                                        $1.720      $1.910      $1.685      $1.948      $1.408
Expenses                                                  1.537       1.312       1.090        .875        .773
                                                      -------------------------------------------------------------
Net investment income                                     0.183        .598        .595       1.073        .635
Net realized and unrealized gain (loss) on
  investments                                            24.419      16.346      11.690      14.139       (.240)
                                                      -------------------------------------------------------------
Net increase in accumulation unit value                  24.602      16.944      12.285      15.212        .395
Accumulation unit value:
  Beginning of year                                      98.429      81.485      69.200      53.988      53.593
                                                      -------------------------------------------------------------
  End of year                                          $123.031     $98.429     $81.485     $69.200     $53.988
                                                      -------------------------------------------------------------
                                                      -------------------------------------------------------------
Ratio of expenses to average net assets                   1.44%       1.44%       1.44%       1.44%       1.44%
Ratio of net investment income to average net assets       .17%        .66%        .79%       1.76%       1.18%
Portfolio turnover rate                                   1.42%        .70%       4.77%      14.66%      88.99%
Number of accumulation units outstanding at end of
  year                                                  109,896     124,714     139,945     150,474     172,507
-------------------------------------------------------------------------------------------------------------------



                  MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 20, 1998. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

         Matter                                               Votes:
  --------------------              -----------------------------------------------------------
                                      For                   Against                     Abstain
                                      ---                   -------                     -------
Election of
Robert G. Spencer as
Member, Board of Managers           52,846                    683                           0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers           52,751                    778                           0

Election of
James W. Voth as
Member, Board of Managers           52,846                    683                           0

Election of
Clifford L. Greenwalt as
Member, Board of Managers           52,846                    683                           0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                52,200                    573                         756


                         REPORT OF INDEPENDENT AUDITORS



Board of Managers and Contract Owners
Franklin Life Variable Annuity Fund A

We have audited the accompanying statement of assets and liabilities of Franklin Life Variable Annuity Fund A, including the portfolio of investments, as of December 31, 1998, the related statement of operations for the year then ended and the statements of changes in contract owners' equity for each of the two years then ended, and the table of per-unit income and changes in accumulation unit value for each of the four years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for the year ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1998. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1998, 1997, 1996, and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Variable Annuity Fund A at December 31, 1998, and the results of its operations for the year then ended, and the changes in its contract owners' equity for each of the two years then ended, and per-unit income and changes in accumulation unit value for each of the four years then ended in conformity with generally accepted accounting principles.





                                                              Ernst & Young LLP



Chicago, Illinois
January 29, 1999

                                   APPENDIX C

                     AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                        STATEMENT OF ADDITIONAL INFORMATION

                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                             ASSET ALLOCATION FUND
                           CAPITAL CONSERVATION FUND
                           GOVERNMENT SECURITIES FUND
                                  GROWTH FUND
                              GROWTH & INCOME FUND
                          INTERNATIONAL EQUITIES FUND
                       INTERNATIONAL GOVERNMENT BOND FUND
                               MIDCAP INDEX FUND
                               MONEY MARKET FUND
                           SCIENCE & TECHNOLOGY FUND
                              SMALL CAP INDEX FUND
                             SOCIAL AWARENESS FUND
                                STOCK INDEX FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
      --------------------------------------------------------------------

                                FORM N-1A PART B

                                OCTOBER 1, 1998
                  (AS SUPPLEMENTED THROUGH FEBRUARY 22, 1999)

This Statement of Additional Information is not a prospectus and contains information in addition to that in the Prospectus for American General Series Portfolio Company (the "Company"). It should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated October 1, 1998 (as supplemented through February 22, 1999). For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company ("VALIC"), a Prospectus may be obtained by calling 1-800-44-VALIC or writing the Company or The Variable Annuity Marketing Company ("VAMCO") at 2929 Allen Parkway, Houston, Texas 77019. All inquiries regarding variable annuity contracts issued by American General Life Insurance Company ("AGL"), the successor to California-Western States Life Insurance Company ("Cal-West"), should be directed in writing to AGL's Annuity Administration Department, 2727-A Allen Parkway, Houston, Texas 77019-2191 or by calling 1-800-813-5065. Shares in the Company are available to the public only through the purchase of certain variable annuity contracts issued and employee thrift plans maintained by VALIC and its affiliates.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information and History.............................     4
Additional Information Regarding Certain Funds..............     5
  International Equities Fund...............................     5
  Government Securities Fund................................     5
  Asset Allocation Fund.....................................     6
Performance and Yield Information...........................     7
Investment Restrictions.....................................    10
  Fundamental Investment Restrictions Applicable to All
     Funds..................................................    10
  MMF Investment Restrictions...............................    11
  AAF, CCF, GSF, SIF, IEF, MIF and SCIF Investment
     Restrictions...........................................    11
  GIF Investment Restrictions...............................    11
  GF and STF Investment Restrictions........................    11
  SAF Investment Restrictions...............................    12
  IGBF Investment Restrictions..............................    12
  Non Fundamental Investment Restrictions...................    12
Investment Practices........................................    14
  Repurchase Agreements.....................................    14
  Lending Portfolio Securities..............................    14
  Convertible Securities....................................    15
  Foreign Securities........................................    15
  Foreign Currency Exchange Transactions....................    16
  Bank Obligations..........................................    16
  When Issued Securities....................................    17
  Debt Securities...........................................    17
  Emerging Markets..........................................    18
  Asset-Backed Securities...................................    18
  Lower Rated Debt Securities...............................    19
  Real Estate Securities and Real Estate Investment Trusts
     ("REITs")..............................................    19
  Warrants..................................................    20
  Swap Agreements...........................................    20
  Eurodollar Obligations....................................    21
  Mortgage-Related Securities...............................    22
  Commercial Mortgage-Backed Securities.....................    24
  Other Mortgage-Related Securities.........................    24
  Loan Participations.......................................    25
  Adjustable Rate Securities................................    25
  Illiquid Securities.......................................    26
  Rule 144A Securities......................................    26
  Options on Securities and Securities Indices..............    26
  Writing Covered Call and Put Options and Purchasing Call
     and Put Options........................................    28
  Financial Futures Contracts...............................    30
  Options on Financial Futures Contracts....................    31
  Certain Additional Risks of Options and Financial Futures
     Contracts..............................................    32
  Limitations...............................................    33
  Money Market Securities of Foreign Issuers................    34
Investment Adviser..........................................    35
Investment Sub-Advisers.....................................    37
Portfolio Transactions and Brokerage........................    39

                                                              PAGE
                                                              ----
Offering, Purchase, and Redemption of Fund Shares...........    42
Determination of Net Asset Value............................    43
Calculation of Yield for the Money Market Fund..............    44
Accounting and Tax Treatment................................    45
  Calls and Puts............................................    45
  Financial Futures Contracts...............................    45
  Subchapter M of the Internal Revenue Code of 1986.........    45
  Section 817(h) of the Code................................    46
Other Information...........................................    46
  Shareholder Reports.......................................    46
  Voting and Other Rights...................................    46
  Custody of Assets.........................................    47
  Index Funds...............................................    48
  Description of Corporate Bond Ratings.....................    49
  Description of Commercial Paper Ratings...................    49
  Independent Auditors......................................    49
Directors and Officers......................................    50
Compensation of Directors and Certain Officers..............    54
Financial Statements........................................    55

                        GENERAL INFORMATION AND HISTORY

     American General Series Portfolio Company (the "Company") was incorporated in Maryland on December 7, 1984, by VALIC and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Pursuant to Investment Advisory Agreements with the Company and subject to the authority of the Company's Board of Directors, VALIC serves as the Company's investment adviser and conducts the business and affairs of the Company. Additionally, VALIC has engaged an investment sub-adviser to provide investment sub-advisory services for the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the Growth Fund, and the Science & Technology Fund, subject to VALIC's control, direction and supervision. The Company consists of thirteen separate investment portfolios (hereinafter collectively referred to as the "Funds" or individually as a "Fund"), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. The Company issues shares of common stock of each Fund to registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts (the "Contracts"). Currently the Company acts as an investment vehicle for assets of VALIC's Separate Account A, and AGL Separate Account A and Separate Account D, each of which is a unit investment trust registered as an investment company under the 1940 Act, and AGL Separate Account B, a unit investment trust that is exempt from registration as an investment company under the 1940 Act. Additionally, retirement plans maintained by VALIC and American General Corporation may own shares of certain of the Funds.

     The Company and VALIC have Codes of Ethics which establish for their officers, directors and certain employees procedures and restrictions as to those individual's personal investment trading activities.

                                                                                                     DATE OPERATIONS
                                                   DATE OF                   DATE SEED                  COMMENCED
                                               INCORPORATION OR              MONEY WAS               (BY ISSUANCE OR
                                                BOARD APPROVAL             FIRST PROVIDED             AVAILABILITY
               NAME OF FUND                    FOR ORGANIZATION            TO THE COMPANY              OF SHARES)
               ------------                    ----------------            --------------            ---------------
Asset Allocation Fund ("AAF")*.............        02-22-83                   08-08-83                  09-06-83
Capital Conservation Fund ("CCF")..........        12-07-84                   12-16-85                  01-16-86
Government Securities Fund ("GSF").........        12-07-84                   12-16-85                  01-16-86
Growth Fund ("GF").........................        01-25-94                   04-29-94                  04-29-94
Growth & Income Fund ("GIF")...............        01-25-94                   04-29-94                  04-29-94
International Equities Fund ("IEF")........        07-18-89                   09-29-89                  10-02-89
International Government Bond Fund
  ("IGBF").................................        07-30-91                   10-01-91                  10-01-91
MidCap Index Fund ("MIF")..................        03-16-82                   08-30-82                  10-13-82
Money Market Fund ("MMF")..................        12-07-84                   12-16-85                  01-16-86
Science & Technology Fund ("STF")..........        12-17-93                   04-29-94                  04-29-94
Small Cap Index Fund ("SCIF")..............        10-28-91                   05-01-92                  05-01-92
Social Awareness Fund ("SAF")..............        07-18-89                   09-29-89                  10-02-89
Stock Index Fund ("SIF")...................        02-02-87                   04-20-87                  04-20-87

---------------

*The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

     The MidCap Index Fund and the Asset Allocation Fund are the successors to Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., respectively, which were separately registered open-end diversified management investment companies under the 1940 Act, pursuant to a reorganization entered into on September 25, 1985. The MidCap Index Fund effected a change in its name and investment objective, investment program and one of its restrictions as of October 1, 1991. The Asset Allocation Fund effected a change in its name from the Timed Opportunity Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992.

                 ADDITIONAL INFORMATION REGARDING CERTAIN FUNDS

     The following disclosures supplement disclosures set forth in the Prospectus and do not, standing alone, present a complete explanation of the matters disclosed. Please refer also to the Prospectus for a complete presentation of these matters.

INTERNATIONAL EQUITIES FUND

     The International Equities Fund intends to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers that, as a group, are expected to provide investment results closely corresponding to the Morgan Stanley's Capital International, Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index, which commenced in 1969, is an unmanaged capitalization weighted stock index consisting of more than 1000 companies operating in 21 countries in Europe, Australia, and the Far East. The EAFE Index is a well known measure for international stock performance. The EAFE Index does not reflect charges, fees, and commissions applicable to the Fund.

     The weighted breakdown by country of the EAFE Index (as of May 31, 1998) is set forth below:

                        EAFE INDEX BREAKDOWN BY COUNTRY

                                    COUNTRY                              WEIGHT
                                    -------                              ------
  1       AUSTRALIA...................................................    2.40
  2       AUSTRIA.....................................................    0.44
  3       BELGIUM.....................................................    1.65
  4       DENMARK.....................................................    1.04
  5       FINLAND.....................................................    1.01
  6       FRANCE......................................................    9.32
  7       GERMANY.....................................................   11.18
  8       HONG KONG...................................................    1.86
  9       IRELAND.....................................................    0.51
 10       ITALY.......................................................    4.98
 11       JAPAN.......................................................   20.91
 12       MALAYSIA....................................................    0.64
 13       NETHERLANDS.................................................    6.12
 14       NEW ZEALAND.................................................    0.23
 15       NORWAY......................................................    0.59
 16       PORTUGAL....................................................    0.73
 17       SINGAPORE...................................................    0.63
 18       SPAIN.......................................................    3.41
 19       SWEDEN......................................................    3.33
 20       SWITZERLAND.................................................    8.13
 21       UNITED KINGDOM..............................................   20.90

GOVERNMENT SECURITIES FUND

     The Government Securities Fund may invest in intermediate and long-term debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government securities in which the Fund may invest include: (1) U.S. Treasury bills, notes, and bonds; (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers, Farmers Home Administration or Student Loan Marketing Association); and (3) collateralized mortgage obligations ("CMOs") that are issued by governmental or non-governmental entities and collateralized by U.S. Treasury Obligations or by U.S. Government agency or instrumentality securities.

No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

ASSET ALLOCATION FUND

     In addition to its overall investment objective, the Fund has established separate sub-objectives for investments in each of the three market sectors. The following is a statement of the sub-objectives of each sector, which are designed to maximize the unique investment return characteristics inherent in that market sector:

     1. Within the stock sector, the Fund seeks appreciation of capital by selecting investments that it expects will participate in the growth of the nation's economy.

     2. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. The Fund will pursue the above objective by investing only in (a) investment grade corporate debt obligations rated e.g. at least Baa by Moody's Investor Services, Inc. ("Moody's") or by any other NRSRO or unrated debt obligations which VALIC believes are of comparable investment quality, and (b) obligations of, or debts guaranteed by, the U.S. Government, its agencies, or instrumentalities. See "Government Securities Portfolio" for an explanation of U.S. Government obligation and "Debt Securities" in this Prospectus and the Appendix for an explanation of corporate debt ratings.

     3. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

     The chart below indicates the historic allocations, from June 1983 through June 1998, based on the investment benchmarks of 55% in equity securities, 35% in intermediate or long-term debt securities and 10% in money market or short term debt instruments, as recommended by the Bankers Trust Company Tactical Asset Allocation Model. The Bankers Trust Company Tactical Asset Allocation Model is currently used in connection with the management of over $5.12 billion of assets.

                               CHART APPEARS HERE

                       PERFORMANCE AND YIELD INFORMATION

     The Series Company may compute the total return of a Fund ("Average Annual Total Return"), total return of a Fund before expenses ("Portfolio Total Return"), and compare Portfolio Total Return to the total return of the Fund's benchmark index ("Index Total Return"). The difference between Portfolio Total Return and Index Total Return is referred to as "tracking difference." Tracking difference represents the amount that the return on the investment portfolio (which results from the Adviser's investment selection) deviates from its benchmark's Index Total Return. Fund performance does not reflect contract charges or separate account charges which will reduce Fund values which are available to Participants. Information about Separate Account performance is available in the applicable contract prospectus.

AVERAGE ANNUAL TOTAL RETURN

     Average Annual Total Return quotations for periods of 1, 3, 5, and 10 years, or, since inception of the Fund, are calculated according to the following formula:

                                 P (1+T)n = ERV

     Where:

P         = A hypothetical initial Purchase Payment of $1,000.
T         = Average annual total return.
n         = Number of years.
ERV       = Ending redeemable value of a hypothetical $1,000 Purchase
            Payment made at the beginning of the first period.

     Average Annual Total Return reflects the deduction of Fund expenses and assumes that all dividends and distributions are reinvested when paid.

PORTFOLIO TOTAL RETURN

     Portfolio Total Return quotations for periods of 1, 3, 5, and 10 years, or, since inception are calculated by adding to the Average Total Annual Return (described above) the expenses of the Fund. Expenses of the Fund are calculated at the end of each Fund's fiscal year and are expressed as a percentage of average net assets. Expenses as a percentage of average net assets are prorated equally over the months in the fiscal year in which the ratio was calculated when determining expenses for periods crossing over fiscal years.

INDEX TOTAL RETURN

     Index Total Return quotations for periods 1, 3, 5, and 10 years, or, since inception, are calculated by determining the percentage change in value of the benchmark index over the applicable period including reinvestment of dividends and interest as applicable. Index Total Return is calculated according to the formula described above for Average Annual Total Return, however it does not include an expense component; if an expense component were included the return would be lower.

SEVEN DAY YIELDS

     The Money Market Fund may quote a Seven Day Current Yield and a Seven Day Effective Yield. The Seven Day Current Yield is calculated by determining the total return for the current seven day period ("based period return") and annualizing the base period return by dividing by seven days, then multiplying the result by 365 days. The Seven Day Effective Yield annualizes the base period return while compounding weekly the base period return according to the following formula:

        Seven Day Effective Yield = [(Base Period Return + 1)365/7 - 1]

30 DAY CURRENT YIELD

     The Capital Conservation Fund, Government Securities Fund, and the International Government Bond Fund may quote a 30 Day Current Yield which is determined based on the current 30 day period, according to the following standardized formula:

                          Yield = 2[(1 +  NII  )6 - 1]
                                         S x NAV

     Where:

NII     = Net investment income (interest income, plus dividend
        income, plus other income, less fund expenses.
S       = Average daily shares outstanding.
NAV     = Net asset value per share on the last day of the period.

                              PERFORMANCE RETURNS
                                  MAY 31, 1998

                                                                                                                       10 YEAR
                                                        INCEPTION                                                     OR SINCE
                                                          DATE          1 YEAR        3 YEAR        5 YEAR          INCEPTION (A)
                                                        ---------       ------        ------        ------          -------------
ASSET ALLOCATION FUND:*                                 09/06/83
  Average Annual Total Return                                           21.94%        18.55%        13.79%              11.21%
  Portfolio Total Return                                                22.48%        19.11%        14.36%              11.94%
  Benchmark (B)                                                         21.22%        19.12%        15.02%              14.07%
CAPITAL CONSERVATION FUND:                              01/16/86
  Average Annual Total Return                                           10.76%         7.27%         6.41%               7.95%
  Portfolio Total Return                                                11.30%         7.83%         6.98%               8.63%
  Merrill Lynch Corporate Master Index                                  12.35%         8.54%         8.05%              10.19%
GOVERNMENT SECURITIES FUND:                             01/16/86
  Average Annual Total Return                                           10.60%         6.91%         6.04%               7.96%
  Portfolio Total Return                                                11.14%         7.46%         6.61%               8.64%
  Lehman Brothers U.S. Treasury Index                                   11.22%         7.49%         6.87%               8.97%
GROWTH FUND:                                            04/29/94
  Average Annual Total Return                                           27.41%        26.99%        N/A                 23.26%
  Portfolio Total Return                                                28.25%        27.83%        N/A                 24.12%
  S & P 500                                                             30.68%        29.51%        N/A                 26.97%
GROWTH & INCOME FUND:                                   04/29/94
  Average Annual Total Return                                           19.87%        23.69%        N/A                 20.19%
  Portfolio Total Return                                                20.67%        24.49%        N/A                 21.00%
  S & P 500                                                             30.68%        29.51%        N/A                 26.97%
INTERNATIONAL EQUITIES FUND:                            10/02/89
  Average Annual Total Return                                            9.92%         9.59%         9.56%               5.04%
  Portfolio Total Return                                                10.32%        10.00%         9.99%               5.49%
  Morgan Stanley Capital International EAFE                             11.11%         9.76%         9.52%               5.24%
INTERNATIONAL GOVERNMENT BOND FUND:                     10/01/91
  Average Annual Total Return                                            2.65%         0.61%         5.44%               7.61%
  Portfolio Total Return                                                 3.20%         1.17%         5.99%               8.05%
  Salomon Brothers Non-U.S. Government Bond Index                        2.38%         0.53%         5.79%               8.26%
MIDCAP INDEX FUND:                                      10/01/91
  Average Annual Total Return                                           29.62%        24.95%        17.99%              17.61%
  Portfolio Total Return                                                29.98%        25.34%        18.40%              18.05%
  S & P MidCap 400                                                      29.87%        25.40%        18.42%              18.38%
MONEY MARKET FUND:                                      01/16/86
  Average Annual Total Return                                            5.25%         5.18%         4.65%               5.45%
  Portfolio Total Return                                                 5.79%         5.74%         5.22%               6.05%
  30-Day Certificate of Deposit Primary Offering Rate
    by New York City Banks                                               4.81%         4.72%         4.26%               5.22%
SCIENCE & TECHNOLOGY FUND:                              04/29/94
  Average Annual Total Return                                           10.85%        21.33%        N/A                 26.44%
  Portfolio Total Return                                                11.80%        22.28%        N/A                 27.40%
  S & P 500                                                             30.68%        29.51%        N/A                 26.97%
SMALL CAP INDEX FUND:                                   05/01/92
  Average Annual Total Return                                           21.34%        20.61%        15.43%              15.31%
  Portfolio Total Return                                                21.73%        21.01%        15.85%              15.74%
  Russell 2000                                                          21.25%        20.79%        16.14%              16.68%
SOCIAL AWARENESS FUND:                                  10/02/89
  Average Annual Total Return                                           30.34%        29.89%        21.44%              16.16%
  Portfolio Total Return                                                30.88%        30.44%        22.01%              16.66%
  S & P 500                                                             30.68%        29.51%        22.17%              17.21%
STOCK INDEX FUND:                                       04/20/87
  Average Annual Total Return                                           30.30%        29.23%        21.75%              17.79%
  Portfolio Total Return                                                30.61%        29.56%        22.10%              18.27%
  S & P 500                                                             30.68%        29.51%        22.17%              18.62%

------------

  * The Asset Allocation Fund was formerly known as the Timed Opportunity Fund.

(A) Amounts shown are returns for ten years or since inception if the fund has been in existence for less than ten years.

(B) Benchmark consists of 55% S&P 500 Index, 35% Merrill Lynch Corporate & Government Master Index, and 10% of NYC 30 Day Primary CD Rate.

                            INVESTMENT RESTRICTIONS

     The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objective(s), policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

FUNDAMENTAL INVESTMENT RESTRICTIONS
APPLICABLE TO ALL FUNDS

     All the Funds, except the International Government Bond Fund, the Growth Fund and the Science & Technology Fund have adopted each of the following fundamental investment restrictions. The percentage limitations referenced in some of the following fundamental investment restrictions are to be determined at the time of purchase. The International Government Bond Fund has adopted fundamental investment restrictions 2-10 below. (The Growth Fund and the Science & Technology Fund have adopted investment restrictions 3, 6 and 7 as non-fundamental operating policies. Such restrictions provide that no Fund may:

          1. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. As a matter of operating policy, the Company will not consider repurchase agreements subject to the 5% limitation if the collateral underlying the repurchase agreements are U.S. Government securities.

          2. (a) Issue senior securities except in connection with investments in options and futures contracts; or (b) borrow money except as a temporary measure for extraordinary or emergency purposes (such as to meet redemption requests which might otherwise require the disadvantageous sale of portfolio securities) and then not in excess of 5% of the Fund's total assets. No Fund may mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings made under this restriction.

          3. Acquire more than 3% of the voting securities of any single other investment company or invest more than 10% of (the value of) the Fund's assets in the securities of other investment companies (5% in the case of each such other company). Additionally, investment company securities will only be purchased on the open market or from brokers or dealers receiving customary commissions.

          4. Acquire real estate or real estate contracts, although a Fund may acquire obligations that are secured by real estate or securities issued by companies investing in real estate, such as real estate investment trusts.

          5. Underwrite securities of other issuers except where the sale of restricted portfolio securities constitutes an underwriting under the federal securities laws.

          6. Acquire securities for the purpose of influencing the management of, or exercising control over, the issuer.

          7. Effect short sales of securities or purchase securities on margin, except in connection with investment in options and futures contracts. Each Fund may use short-term credits when necessary to clear transactions.

          8. Lend money, except by purchasing debt obligations in which a Fund may invest consistent with its investment objective(s) and policies or by purchasing securities subject to repurchase agreements.

          9. Purchase or sell commodities (except in connection with investments in options and futures contracts) or invest in oil, gas or mineral exploration programs.

          10. Make loans to other persons, except that a Fund may lend its portfolio securities to broker-dealers and other financial institutions in an amount up to 30% of the value of the Fund's total assets.

MMF INVESTMENT RESTRICTIONS

     MMF may not:

          1. Purchase any security which matures more than 13 months from the date of purchase.

          2. Purchase or sell commodity contracts.

          3. Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

          4. Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry, except investments in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities.

AAF, CCF, GSF, SIF, IEF, MIF, AND SCIF
INVESTMENT RESTRICTIONS

     AAF, CCF, GSF, SIF, IEF, MIF, and SCIF may not:

          1. Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

          2. Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry.

GIF INVESTMENT RESTRICTIONS

     GIF may not:

          1. Invest 25% or more of its assets in securities of issuers in any one industry.

GF AND STF INVESTMENT RESTRICTIONS

     GF and STF may not:

          1. Borrow money except that the Funds may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Funds' investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Funds' total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Funds may borrow from banks, other T. Rowe Price Funds or other persons to the extent permitted by law.

          2. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Funds' total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, the Growth Fund will normally concentrate 25% or more of its assets in the securities of the banking industry when the Growth Fund's position in issues maturing in one year or less equals 35% or more of the Growth Fund's total assets.

          3. Make loans, although the Funds may (i) lend portfolio securities; provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Funds' total assets;
     (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt.

          4. Purchase a security if, as a result, with respect to 75% of the Funds' total assets, more than 5% of the value of its total assets would be invested in the securities of a single issuer or more than 10% of the outstanding voting securities of any issuer would be held by the Funds, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

          5. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon.

          6. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

          7. Issue senior securities except in compliance with the Investment Company Act of 1940.

          8. Underwrite securities issued by other persons, except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

          With respect to investment restriction (5), the Fund does not consider forward foreign currency contracts or hybrid investments to be commodities. For purposes of investment restriction (2), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

          Notwithstanding anything in the above fundamental and operating restrictions to the contrary, subject to any regulatory requirements, GF and STF may each invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Funds would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.

SAF INVESTMENT RESTRICTIONS

     SAF may not:

          1. Enter into financial futures contracts (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

          2. Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry.

IGBF INVESTMENT RESTRICTIONS

     IGBF may not:

          1. With respect to 50% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer. With respect to the remaining 50% of its total assets, invest more than 25% of its total assets in the securities of any one issuer. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

          3. Invest more than 25% of the value of its total assets in the securities of issuers primarily engaged in any one industry.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following non-fundamental investment restriction is applicable to each
Fund:

     The Fund may not invest more than 10% (15% in the case of the Growth Fund, Growth & Income Fund and Science & Technology Fund) of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable including time deposits and repurchase agreements not maturing within seven days or restricted securities, but excluding (a) Rule 144A securities that have been determined to be liquid by VALIC or the Sub-adviser, in accordance with guidelines adopted by the Company's Board of Directors, and
(b) commercial paper that is sold under Section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and VALIC or the Sub-adviser, in accordance with guidelines adopted by the Company's Board of Directors, has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and VALIC or the Sub-adviser, in accordance with guidelines adopted by the Company's Board of Directors, has determined that the commercial paper is of equivalent quality and is liquid.

     In addition, as a non-fundamental operating policy, the Growth Fund and the Science & Technology Fund will not invest in oil, gas or mineral exploration programs if, as a result, more than 5% of the value of the total assets would be invested in such programs.)

                              INVESTMENT PRACTICES

REPURCHASE AGREEMENTS

     Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Board of Directors. The underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the Requisite NRSROs (Nationally Recognized Statistical Rating Organization) and must be determined to present minimal credit risk. Repurchase agreements are generally for short periods, often less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund's holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.

     The Funds do not intend to sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller's obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with the Company's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Board of Directors of the Company will evaluate the creditworthiness of all banks and broker-dealers with which the Company proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 10% of the value of that Fund's total assets (15% in the case of Growth Fund, Growth & Income Fund and Science & Technology Fund).

LENDING PORTFOLIO SECURITIES

     For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to no more than 30% of the value of each Fund's total assets (33 1/3% in the case of Growth Fund and Science & Technology Fund). This policy is a fundamental policy of each of the Funds. Securities loans are made to broker-dealers and other financial institutions approved by State Street Bank and Trust Company ("State Street"), custodian to the Funds and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the Securities and Exchange Commission ("SEC"). While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.

     Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund's investment in the securities being loaned. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only when State Street considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. On termination of the loan, the borrower will be required to return the securities to the lending Fund. Any gain or loss in the market price during the loan would inure to the lending Fund. The lending Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan of its securities.

CONVERTIBLE SECURITIES

     Certain Funds may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

     A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

FOREIGN SECURITIES

     All Funds may invest in foreign securities. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see "Bank Obligations") and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

     A foreign security is a security issued by an entity domiciled or incorporated outside of the United States.

     Included within the definition of foreign securities are American Depository Receipts (ADRs).

     ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Generally, ADRs are in registered form. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

     Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).

     In addition, all the Funds, except the Government Securities Fund and the Money Market Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Foreign currency transactions used by certain of the Funds may be either:
(i) on the spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market, or (ii) conducted through the use of forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. In general, forward foreign currency exchange contracts are not guaranteed by a third party and, accordingly, each party to a forward foreign currency exchange contract is dependent upon the creditworthiness and good faith of the other party.

     A Fund will enter into forward foreign currency exchange contracts only under two circumstances. First, a Fund may enter into a forward foreign currency exchange contract to purchase an amount of foreign currency to protect itself against a possible loss that might occur between trade and settlement dates for a particular security, resulting from a decline in the U.S. dollar against the foreign currency in which such security is denominated. This practice may limit the potential gains that might result from a positive change in such currency relationships. Second, when VALIC or a Sub-adviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar, a Fund may enter into a forward foreign currency exchange contract to purchase or sell an amount of foreign currency approximating the value of some or all of that Fund's portfolio securities denominated in such foreign currency. The forecasting of short-term currency market movements is extremely difficult and it is uncertain whether such short-term hedging strategies will be successful.

EURO CONVERSION

     Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain are members of the European Economic and Monetary Union (the "EMU"). The EMU has established a common European currency for participating countries which will be known as the "euro." Each participating country has supplemented its existing currency with the euro on January 1, 1999, and will replace its existing currency with the euro on July 1, 2002. Any other European country which is a member of the EMU may elect to participate in the EMU and may supplement its existing currency with the euro after January 1, 1999.

     The ongoing introduction of the euro presents unique risks and uncertainties, including whether the payment and operational systems of banks and other financial institutions will function properly; how outstanding financial contracts will be treated after January 1, 1999; the establishment of exchange rates for existing currencies and the euro; and the creation of suitable clearing and settlement systems for the euro. These and other factors could cause market disruptions and could adversely affect the value of securities held by certain of the Funds.

BANK OBLIGATIONS

     Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 10% of its net assets (15% in the case of Growth Fund, Growth & Income Fund and Science & Technology Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

     The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

     The Funds limit investments in foreign bank obligations to United States dollar-or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of VALIC or a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund's limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

WHEN-ISSUED SECURITIES

     Each of the Funds except the Money Market Fund may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund's net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

DEBT SECURITIES

     Debt securities are considered high-quality if they are rated at least Aa by Moody's or its equivalent by any other NRSRO or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa by Moody's or BBB by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lowermedium and lower-quality securities rated, for example, Ba and B by Moody's or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Adviser or Sub-Advisers will not dispose of an investment grade security that has been downgraded to below investment grade. See the Section regarding "Description of Corporate Bond Ratings" for a description of each rating category in this Statement of Additional Information for a more complete description of lower-medium and lower-quality debt securities and their risks.

     The maturity of debt securities may be considered long (ten plus years), intermediate (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

EMERGING MARKETS

     Investments in companies domiciled in emerging market countries may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the US economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource selfsufficiency and balance of payments position.

     Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund's securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     A further risk is that the existence of national policies may restrict a Fund's investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

ASSET-BACKED SECURITIES

     Each of the Funds may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

     Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.

LOWER RATED DEBT SECURITIES

     Issuers of lower rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.

     A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities' liquidity within the parameters of the Fund's investment policies. The Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.

REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS ("REITS")

     Each Fund may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or resi-dential real estate or that has at least 50% of its assets invested in real estate.

     Certain Funds also may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

WARRANTS

     Certain Funds may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

SWAP AGREEMENTS

     Certain Funds may enter into interest rate, index and currency exchange rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

     Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by VALIC or a Sub-adviser in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of a Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective of total return will depend on VALIC or a Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

EURODOLLAR OBLIGATIONS

     Certain Funds, in accordance with their investment objective(s), policies, and investment program, may invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.

     Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.

     Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Series Company believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of Federal Deposit Insurance Corporation ("FDIC") member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.

     Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.

     Certain Funds also may purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

MORTGAGE-RELATED SECURITIES

     Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities." Certain of the Funds may also invest in fixed income securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

Mortgage Pass-Through Securities

     Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     The principal governmental guarantor of mortgage-related securities are GNMA, Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Series Company's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, VALIC or a Sub-adviser determines that the securities meet the Series Company's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in VALIC's or the Sub-adviser's opinion are illiquid if, as a result, more than 10% of the value of the Fund's net assets will be illiquid (15% in the case of the Growth Fund, Growth & Income Fund and Science & Technology Fund).

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the Veterans' Administration. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeown-ers to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (CMOs)

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     As an example of CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

COMMERCIAL MORTGAGE-BACKED SECURITIES

     Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

OTHER MORTGAGE-RELATED SECURITIES

     Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

     CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities -- Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS")

     SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

LOAN PARTICIPATIONS

     Loan Participations are debt obligations of corporations and are usually purchased from major money center banks, selected regional banks, and major foreign banks with branches in the U.S. which are regulated by the Federal Reserve System or appropriate state regulatory authorities. VALIC and the Sub-advisers believe that the credit standards imposed by such banks are comparable to the standards such banks use in connection with loans originated by them and in which they intend to maintain a full interest. The financial institutions offering loan participations do not guarantee principal or interest on the loan participations which they offer. VALIC and the Sub-advisers will not purchase such securities for the Funds unless they believe that the collateral underlying the corporate loans is adequate and the corporation will be able, in a timely fashion, to pay scheduled interest and principal amounts.

ADJUSTABLE RATE SECURITIES

     Each of the Funds may invest in adjustable rate money market securities. Adjustable rate secu-rities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

     Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ILLIQUID SECURITIES

     The Funds will not invest more than 10% (15% in the case of Growth Fund, Growth & Income Fund and Science & Technology Fund) of the value of their assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Funds will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed 10% of the value of a Fund's net assets.

RULE 144A SECURITIES

     Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Company, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investing more than 10% (15% in the case of the Growth Fund, Growth & Income Fund and Science & Technology Fund) of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the Company will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition the Company could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,
(iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by the Company and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds' holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not invest more than 10% of their assets in illiquid securities (15% in the case of the Growth Fund, Growth & Income Fund and Science & Technology Fund). Investing in Rule 144A securities could have the effect of increasing the amount of the Funds' investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund's investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Each Fund, other than the Money Market Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with the Fund's portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or "strike" price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.

     To "cover" a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant ("FCM") as margin, equals the market value of the instruments underlying the put option written.

     Each of these Funds may write options on securities and securities indices and the International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds' return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund's position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.

     Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund's position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index "multiplier."

     Call or put options on a stock index may be written at an exercise or "strike" price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be "in the money." In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.

     Stock indices for which options are currently traded include the S&P 500 Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.

     Each Fund, except the Money Market Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The International Equities Fund and the International Government Bond Fund also may purchase put options on foreign currencies that correlate with the Fund's portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.

     The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by the Funds, the Funds may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.

     Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. Only the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund and the International Government Bond Fund may use over-the-counter options. Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded over-the-counter. In this regard, the Funds may enter into contracts with the primary dealers with whom they write over-the-counter options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time. The Funds have established standards of creditworthiness for these primary dealers.

WRITING COVERED CALL AND PUT OPTIONS AND
PURCHASING CALL AND PUT OPTIONS

     All of the Funds, except the Money Market Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund's securities. As a matter of operating policy, the Growth Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund's net assets. The Growth & Income Fund as a matter of operating policy, will only write covered call options on securities. The International Equities Fund and the International Government Bond Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund's securities are denominated. To "cover" an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

     Certain Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund's portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies, that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund's portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.

     Each Fund, other than the Money Market Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund's particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it. The International Equities Fund and the International Government Bond Fund may also purchase call and put options on foreign currencies that correlate with the currencies in which the Fund's securities are denominated.

     A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.

     A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

     Unlisted options may be used by the Capital Conservation Fund, the Government Securities Fund, the International Equities Fund and the International Government Bond Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options -- that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is "in-the-money."

     Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options -- the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options -- the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call op-tions -- possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund's portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of VALIC regarding movements in securities prices, currencies or interest rates are incorrect, a Fund's investment results may have been better without the hedge.

FINANCIAL FUTURES CONTRACTS

     Each Fund, except the Money Market Fund, in accordance with its investment objective(s), investment program, policies, and restrictions may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income. The Growth Fund, the Growth & Income Fund and the Science & Technology Fund may also write covered put options on stock index futures contracts. Only the International Equities Fund and the International Government Bond Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon.

     Financial futures contracts consist of interest rate futures contracts, stock index futures contracts, and currency futures contracts. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities, it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

     An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future.

     Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.

     A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     Unlisted financial futures contracts, which may be purchased or sold only by the International Equities Fund and the International Government Bond Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 10% (15% in the case of the Growth Fund, the Growth & Income Fund and the Science & Technology
Fund) of the value of such Fund's total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the "face amount" of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.

     When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the FCM an initial margin of cash or U.S. Treasury bills equalling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a financial futures contract represents a good faith deposit securing the customer's contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

     A Fund, as an internal operating policy may not hold financial futures contracts in an amount greater than 33% of the Fund's net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion. In this circumstance the Fund's total invested position, including the security value of the financial futures contracts may not exceed 100% of the Fund's net assets.

     Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

     For bona fide hedging purposes, each Fund, except the Money Market Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

     Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or "premium") paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF OPTIONS AND
FINANCIAL FUTURES CONTRACTS

     In addition to the risks described in the Company's Prospectus, the use of options and financial futures contracts may entail the following risks. First, although such instruments when used by the Funds are intended to correlate with the Funds' portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund's transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund.

     To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

     The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund's portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract's value (marked to market daily) over the contract's settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.

     Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund's portfolio securities "covering" a stock index call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.

     There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of "last sale" information for foreign currencies, and (iii) the need to use "odd lot" transactions for underlying currencies at prices less favorable than those for "round lot" transactions.

     Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to "close out" (i.e. terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

     In addition, FCMs or brokers in certain circumstances will have access to a Fund's assets posted as margin in connection with these transactions as permitted under the 1940 Act. See "Other Information Custody of Assets" in this Statement of Additional Information. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could effect such recovery.

     The success of a Fund in using hedging techniques depends, among other things, on VALIC's ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on VALIC's ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. In any event, VALIC will use financial future contracts, options thereon, currency options and stock index options only when it believes the overall effect is to reduce, rather than increase, the risks to which a Fund is exposed. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.

LIMITATIONS

     No Fund will enter into any financial futures contract or purchase any option thereon if immediately thereafter the total amount of its assets required to be on deposit as initial margin to secure its obligations under financial futures contracts, plus the amount of premiums paid by it for outstanding options to purchase futures contracts, exceeds 5% of the market value of its total assets. (Net assets in the case of Growth & Income Fund); provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. This is a fundamental policy of each Fund that is permitted to use options and financial futures contracts.

     In addition, each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either "covered" or subject to segregation requirements considered appropriate by the SEC staff. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC staff interpretive positions or no-action letters or rules adopted by the SEC.

MONEY MARKET SECURITIES OF FOREIGN ISSUERS

     Foreign money market instruments utilized by the Funds will be limited to:
(i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and
(iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.

                               INVESTMENT ADVISER

     VALIC serves as the investment adviser to Asset Allocation Fund, Money Market Fund, Capital Conservation Fund, Government Securities Fund, International Equities Fund and Social Awareness Fund pursuant to an Investment Advisory Agreement dated September 30, 1987, approved by shareholders at a meeting held on September 7, 1990. This Investment Advisory Agreement was also made applicable to the International Government Bond Fund effective October 1, 1991. The Investment Advisory Agreement was approved by the shareholders of the International Government Bond Fund on September 15, 1992. VALIC also serves as investment adviser to the MidCap Index Fund, the Stock Index Fund, the Small Cap Index Fund pursuant to an Investment Advisory Agreement effective May 1, 1992 that was approved by shareholders of the MidCap Index Fund and Stock Index Fund on April 28, 1992 and approved by shareholders of the Small Cap Index Fund on September 15, 1992. This Investment Advisory Agreement was also made applicable to the Growth Fund, the Growth & Income Fund and the Science & Technology Fund effective May 1, 1994. Prior to May 1, 1992, VALIC served as investment adviser to the MidCap Index Fund and Stock Index Fund pursuant to the Investment Advisory Agreement dated September 30, 1987. VALIC is a stock life insurance company organized on May 1, 1969 under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC's sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. Members of the American General Corporation group of companies operate in each of the 50 states, the District of Columbia, and Canada and collectively engage in substantially all forms of financial services, with activities heavily weighted toward insurance. American General Corporation was incorporated as a Texas business corporation on February 26, 1980 as the successor to American General Life Insurance Company (organized in 1926) as the result of a corporate reorganization completed on July 1, 1980.

     Pursuant to the Investment Advisory Agreements, the Company retains VALIC to manage the investment of the assets of each Fund, maintain a trading desk, and place orders for the purchase and sale of portfolio securities. As investment adviser, VALIC obtains and evaluates as appropriate economic, statistical, and financial information in order to formulate and implement investment programs in furtherance of each Fund's investment objective(s) and investment program. Pursuant to the Investment Advisory Agreements, VALIC provides other services including furnishing the services of the President and such other executives and clerical personnel as the Company requires to conduct its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which the Company may need to continue operations. The Investment Advisory Agreement provides that the Company pay all expenses not specifically assumed by VALIC under the Agreements. Examples of the expenses paid by the Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, expenses of servicing shareholder accounts (e.g., daily calculation of the net asset value). The Series Company allocates advisory fees, SEC filing fees, interest expenses and state filing fees, if any, to the Fund that incurs such charges and allocates all other expenses among the Funds based on the net assets of each Fund in relation to the net assets of the Series Company.

     The Investment Advisory Agreements require that VALIC's advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Investment Advisory Agreements require VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund's benefits, and to advise the Company's Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund's portfolio transactions or of other arrangements that may benefit any of the Funds or the Company.

     The Company, by action of its Board of Directors determined to transfer the function of providing accounting services from the Company's custodian State Street Bank and Trust Company to VALIC. This transfer was effective October 31, 1996. Pursu-
ant to this determination the Company entered into an Accounting Services Agreement with VALIC ("Agreement"). The Agreement provides that the Company will pay to VALIC an annual fee payable monthly based on average daily net assets for providing the accounting services. For the fiscal year ended, May 31, 1998, the Company paid VALIC $855,162 for accounting services provided by VALIC.

     For the fiscal year ended May 31, 1996, the investment advisory fees paid by the Company for the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the International Equities Fund, the Growth Fund, the Growth & Income Fund, the Science & Technology Fund, the Social Awareness Fund, the Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund, and the Money Market Fund were $4,242,848, $1,666,107, $523,833, $715,452, $1,871,756, $557,628, $3,228,500,
$333,783, $939,313, $352,058, $340,148, $573,962, and $421,853, respectively.

     For the fiscal year ended May 31, 1997, the investment advisory fees paid by the Company for the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the International Equities Fund, the Growth Fund, the Growth & Income Fund, the Science & Technology Fund, the Social Awareness Fund, the Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund, and the Money Market Fund were $5,543,535, $1,880,085, $622,719, $668,871, $4,704,380, $1,211,524, $5,973,280,
$525,440, $900,822, $347,154, $417,356, $833,117, and $572,063, respectively.

     For the fiscal year ended May 31, 1998, the investment advisory fees paid by the Company for the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the International Equities Fund, the Growth Fund, the Growth & Income Fund, the Science & Technology Fund, the Social Awareness Fund, the Asset Allocation Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund, and the Money Market Fund were $7,946,046, $2,313,256, $798,980, $582,798, $7,593,303, $1,907,885, $8,602,906,
$1,204,327, $943,269, $335,861, $436,775, $846,176, and $752,732, respectively.

     The Investment Advisory Agreements may be continued with respect to any Fund if specifically approved at least annually by (a)(i) the Company's Board of Directors or (ii) a majority of that Fund's outstanding voting securities (as defined by the 1940 Act), and (b) the affirmative vote of a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined by the 1940 Act) by votes cast in person at a meeting called for this purpose. The Investment Advisory Agreements also provide that they shall terminate automatically if assigned. The Investment Advisory Agreements may be terminated as to any Fund at any time by the Company's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by VALIC, on not more than 60 days' written notice, nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon, without the payment of any penalty. Additionally either Investment Advisory Agreement that VALIC shall not be liable to the Company, or any shareholder in the Company, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding, or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties on the part of VALIC.

                            INVESTMENT SUB-ADVISERS

     Pursuant to an Investment Sub-Advisory Agreement which was approved by shareholders of the Stock Index Fund and the MidCap Index Fund on April 28, 1992 and by shareholders of the Small Cap Index Fund on September 15, 1992, VALIC has engaged Bankers Trust Company ("Bankers Trust") to provide investment Sub-Advisory services for the Stock Index Fund, the MidCap Index Fund and the Small Cap Index Fund. T. Rowe Price Associates, Inc. ("T. Rowe Price") provides Sub-Advisory services for the Growth Fund and the Science & Technology Fund pursuant to a Sub-Advisory Agreement. Bankers Trust and T. Rowe Price (collectively the "Sub-Advisers") will be subject to the control, supervision and direction of VALIC, which will retain responsibility for the overall management of the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the Growth Fund and the Science & Technology Fund, respectively (collectively the "Sub-Advised Funds").

     In addition to acting as Sub-adviser to the MidCap Index Fund, the Stock Index Fund and Small Cap Index Fund as of September 30, 1995, Bankers Trust and Bankers Trust Australia collectively are the money managers to the following registered investment companies: Accessor Funds, Inc. Short Intermediate Fixed Income Portfolio; Asset Management Portfolio; Asset Management Portfolio II; Asset Management Portfolio III; The Bank Fiduciary Fund -- Equity Portfolio and Fixed Income Portfolio; Capital Appreciation Portfolio; Cash Management Portfolio; Equity 500 Index Portfolio; Small Cap Index Portfolio; EAFE Equity Index Portfolio; U.S. Bond Index Portfolio; Retirement Plus Portfolio; AARP U.S. Stock Index Fund; USAA S&P100 Index Fund; AAS&P 100 Index Fund; Liquid Asset Series and Emerging Market Series; Global High Yield Portfolio; Hercules Latin American Value Fund; International Equity Portfolio; Intermediate Tax Free Portfolio; Latin American Equity Portfolio; Liquid Assets Portfolio; NY Tax Free Money Portfolio; Pacific Basin Equity Portfolio; Pacific Select Fund -- Equity Index Series; Short Intermediate Government Securities Portfolio; Small Cap Portfolio; Tax Free Money Portfolio and Treasury Money Portfolio and Utility Portfolio.

     In addition to acting as Sub-adviser to the Growth Fund and the Science & Technology Fund, T. Rowe Price manages the following funds with which it is affiliated: T. Rowe Price Growth Stock Fund, Inc.; T. Rowe Price New Horizons Fund, Inc.; T. Rowe Price New Era Fund, Inc.; T. Rowe Price New Income Fund, Inc.; T. Rowe Price Growth & Income Fund, Inc.; T. Rowe Price Prime Reserve Fund, Inc.; T. Rowe Price Tax-Free Income Fund, Inc.; T. Rowe Price Tax-Exempt Money Fund, Inc.; T. Rowe Price Short-Term Bond Fund, Inc.; T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.; T. Rowe Price Tax-Free Short-Intermediate, Inc.; T. Rowe Price High Yield Fund, Inc.; T. Rowe Price Tax-Free High Yield Fund, Inc.; T. Rowe Price GNMA Fund; T. Rowe Price Equity Income Fund; T. Rowe Price New America Growth Fund; T. Rowe Price Capital Appreciation Fund; T. Rowe Price Science & Technology Fund, Inc.; T. Rowe Price Small-Cap Value Fund, Inc.; T. Rowe Price U.S. Treasury Funds, Inc. (which includes U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund); T. Rowe Price State Tax-Free Income Trust (which includes Maryland Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Short-Term Tax-Free Bond Fund, Virginia Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, Georgia Tax-Free Bond Fund, Florida Insured Intermediate Tax-Free Fund, and Maryland Short-Term Tax-Free Bond Fund);
T. Rowe Price California Tax-Free Income Trust (which includes California Tax-Free Bond Fund and California Tax-Free Money Fund); T. Rowe Price Index Trust, Inc. (which includes the T. Rowe Price Equity Index 500 Fund, T. Rowe Price Extended Equity Market Index Fund and T. Rowe Price Total Equity Market Index Fund); T. Rowe Price Spectrum Fund, Inc. (which includes the Spectrum Growth Fund, Spectrum Income Fund and Spectrum International Fund); T. Rowe Price Short Term U.S. Government Fund, Inc. (formerly T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.); T. Rowe Price Balanced Fund, Inc.; T. Rowe Price Mid-Cap Value Fund, Inc.; T. Rowe Price Small-Cap Stock Fund, Inc. (formerly known as T. Rowe Price OTC Fund, Inc.), T. Rowe Price Blue Chip Growth Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Financial Services Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price

Corporate Income Fund, Inc., T. Rowe Price Summit Funds, Inc. (which includes T. Rowe Price Summit Cash Reserves Fund, T. Rowe Price Summit Limited-Term Bond Fund and Summit T. Rowe Price GNMA Fund), T. Rowe Price Summit Municipal Funds, Inc. (which includes T. Rowe Price Summit Municipal Money Market Fund, T. Rowe Price Summit Municipal Intermediate Fund, and T. Rowe Price Summit Municipal Income Fund), Reserve Investment Funds, Inc. (which includes Government Reserve Investment Fund and Reserve Investment Fund), T. Rowe Price Diversified Small-Cap Growth Fund, Inc., T. Rowe Price Media & Telecommunications Fund, Inc., T. Rowe Price Real Estate Fund, Inc., and T. Rowe Price Tax-Efficient Balanced Fund, Inc., T. Rowe Price Equity Series, Inc. (which includes T. Rowe Price Equity Income Portfolio, T. Rowe Price New America Growth Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price Personal Strategy Balanced Portfolio), T. Rowe Price Fixed Income Series, Inc. (which includes T. Rowe Price Limited-Term Bond Portfolio and T. Rowe Price Prime Reserve Portfolio), T. Rowe Price International Series, Inc. (which includes T. Rowe Price International Stock Portfolio); T. Rowe Price Personal Strategy Funds, Inc. (which includes T. Rowe Price Personal Strategy Income Fund, T. Rowe Price Strategy Balanced Fund, and Personal Strategy Growth Fund) and Institutional Equity Funds, Inc. (which includes Mid-Cap Equity Growth Fund). In addition, an affiliate of T. Rowe Price, Rowe Price-Fleming International, Inc., acts as investment adviser to the T. Rowe Price International Funds, Inc. (which includes the T. Rowe Price International Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Emerging Markets Bond Fund, T. Rowe Price European Stock Fund, T. Rowe Price New Asia Fund, T. Rowe Price Global Bond Fund, formerly T. Rowe Price Global Government Bond Fund, T. Rowe Price Japan Fund; T. Rowe Price Global Stock Fund, and T. Rowe Price Latin America Fund); and the Institutional International Funds, Inc. (which includes the Foreign Equity Fund).

     Pursuant to the Investment Sub-Advisory Agreements and subject to VALIC's control, supervision and direction, the Sub-Advisers will manage the investment and reinvestment of the assets of the Sub-Advised Funds, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in the Sub-Advised Funds. Further, the Sub-Advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for the Sub-Advised Funds, accounts with brokers and dealers selected by the Sub-Advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-Advisers and VALIC.

     The Investment Sub-Advisory Agreements provide that the Sub-Advisers will bear the expense of discharging their responsibilities.

     VALIC shall, from the compensation VALIC receives from the Company for acting as investment adviser, pay to BTC, for the services rendered and expenses paid by BTC, a monthly fee computed at the annual rate of 0.03% on the first $300 million and 0.02% on assets over $300 million for the MidCap Index Fund, 0.02% on the first $2 billion and 0.01% on assets over $2 billion for the Stock Index Fund and 0.03% on the first $150 million and 0.02% on assets over $150 million for the Small Cap Index Fund. VALIC shall, from the compensation VALIC receives from the Company for acting as investment adviser, pay to T. Rowe Price, for the services rendered and expenses paid by T. Rowe Price, a monthly fee computed at the annual rate of 0.50% on the first $500 million and 0.45% on assets over $500 million for the Growth Fund and 0.60% on the first $500 million and 0.55% on assets over $500 million for the Science & Technology Fund. Notwithstanding the above provision, VALIC is required to pay a minimum annual sub-advisory fee of $50,000 to BTC for the Small Cap Index Fund. There are no minimum sub-advisory fees for the Stock Index Fund, MidCap Index Fund, the Growth Fund, or the Science & Technology Fund.

     The Investment Sub-Advisory Agreements require that each Sub-Adviser promptly reduce its monthly fee by the amount of any commission, tender and exchange offer solicitation fees, other fees or similar payments received by the Sub-Adviser, or any affiliated person of the Sub-Adviser, in connection with Sub-Advised Fund portfolio transactions. Such "commissions" or "other fees" exclude those charged by brokers or dealers affiliated with a Sub-Adviser, as referred to below. Such "tender and exchange offer solicitation fees" ex-clude those received by a Sub-Adviser acting in the capacity of manager for any such offer. In this regard, the Sub-Advisory Agreements require the Sub-Advisers to use their best efforts to obtain tender and exchange solicitation offer fees for each Fund's benefit, and to advise VALIC of any other fees or similar payments that they (or any of their affiliates) may receive in connection with any Fund's portfolio transactions or of other arrangements that may benefit any of the Funds.

     The Investment Sub-Advisory Agreements may be continued with respect to any of the Funds if approved at least annually by the vote of the Company's Board of Directors who are not parties to the Investment Sub-Advisory Agreements or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval and by a vote of a majority of the Company's Board of Directors or a majority of the relevant Fund's outstanding voting securities.

     The Investment Sub-Advisory Agreements will automatically terminate in the event of assignment or in the event of termination of the Investment Advisory Agreement between VALIC and the Company as it relates to the relevant Sub-Advised Fund. The Investment Sub-Advisory Agreements may be terminated at any time by VALIC, the relevant Sub-Adviser, the Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the relevant Sub-Advised Fund, on not more than 60 days' nor less than 30 days' written notice to the other entities, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without the payment of any penalty.

     The Investment Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable to VALIC, the Company or to any shareholder of the Company for any act or omission in rendering services under the Investment Sub-Advisory Agreements or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of the Sub-Advisers.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     As investment adviser to the Company, VALIC has responsibility for placing (and deciding when to place) orders for the purchase and sale of investments for the portfolio of each Fund, selecting brokers or dealers to handle these transactions, and negotiating commissions on these transactions. VALIC utilizes the assistance of Sub-Advisers in selecting brokers or dealers to handle transactions for the Stock Index Fund, the MidCap Index Fund, the Small Cap Index Fund, the Growth Fund, the Growth & Income Fund and the Science & Technology Fund. The Sub-Advisers may employ affiliated brokers or, in the case of T. Rowe Price, indirectly related brokers for portfolio transactions under circumstances described in the Prospectus under the heading "Investment Management."

     Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market Fund, the Capital Conservation Fund, the Government Securities Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The MidCap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, and the Social Awareness Fund, each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Growth Fund and the Science & Technology Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. The Company normally enters into principal transactions directly with the issuer or the market-maker.

     When the Company purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When the Company purchases securities from the issuer, an underwriter usually receives a commission or "concession" paid by the issuer. When the Company purchases securities from a market-maker, it pays no commission, but the price includes a "spread" or "mark-up" (between the bid and asked price) earned by the market-making dealer on the transaction.

     In purchasing and selling each Fund's portfolio securities, it is the policy of VALIC and the Sub-Advisers (collectively, the "Advisers") to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Advisers consider such factors as: the broker or dealer's reliability; the quality of the broker or dealer's execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Advisers place orders directly with the principal market-maker unless they believe the Company can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain brokerage and research services, as explained below). When the Advisers believe that more than one firm meets these criteria the Advisers may prefer brokers who provide the Advisers or the Company with brokerage and research services, described below.

     The Advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Advisers viewed in terms of either that particular transaction or the overall responsibilities of the Advisers.

     The Advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Advisers primarily in the form of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.

     The Advisers have no agreements or understandings with broker-dealers by which specific amounts of transactions or commissions are directed to specific broker-dealers.

     The Advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities, for the Company. The Advisers will not cause the Company to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Advisers' overall responsibilities with respect to accounts for which they exercise investment discretion. The Advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Advisers believe these supplemental investment research services are essential to the Advisers' ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Advisers in servicing all of the Funds, and the Advisers may not use all such services in managing the Funds.

     The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by the Company's Board of Directors.

     Brokerage commissions paid by the Stock Index Fund on portfolio transactions for the fiscal years ended May 31, 1998, 1997, and 1996, totalled $131,621, $122,723 and $84,226, respectively. For the fiscal year ended May 31, 1998 the Stock Index Fund paid no brokerage commissions to brokers for research services provided to the Advisers.

     Brokerage commissions paid by the MidCap Index Fund on portfolio transactions for the fiscal years ended May 31, 1998, 1997, and 1996, totalled $125,995, $80,089 and $93,068, respectively. For the fiscal year ended May 31, 1998, the MidCap Index Fund paid no brokerage commissions to brokers for research services provided to the Advisers.

     Brokerage commissions paid by the Small Cap Index Fund on portfolio transactions for the fiscal year ended May 31, 1998, 1997 and 1996, totalled $64,613, $90,498 and $37,454, respectively. For the fiscal year ended May 31, 1998, the Small Cap Index Fund paid no brokerage commissions to brokers for research services provided to the Advisers.

     Brokerage commissions paid by the International Equities Fund on portfolio transactions for the fiscal years ended May 31, 1998, 1997, and 1996 totalled $130,204, $153,793 and $250,882, respectively. For the fiscal year ended May 31, 1998, the International Equities Fund paid no brokerage commissions to brokers for research services provided to VALIC.

     Brokerage commissions paid by the Growth Fund on portfolio transactions for the fiscal years ended May 31, 1998, 1997 and 1996, totalled $889,312, $757,865 and $486,285, respectively. For the fiscal year ended May 31, 1998, the Growth Fund paid $101,840 in brokerage commissions, on transactions totalling $40,156,191, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

     Brokerage commissions paid by the Growth & Income Fund on portfolio transactions for the fiscal year ended May 31, 1998, 1997 and 1996, totalled $276,322, $159,571 and $112,767, respectively. For the fiscal year ended May 31, 1997, the Growth & Income Fund paid $158,829 in brokerage commissions, on transactions totalling $147,733,656, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

     Brokerage commissions paid by the Social Awareness Fund on portfolio transactions for the fiscal years ended May 31, 1998, 1997, and 1996, totalled $518,012, $221,028 and $99,297, respectively. For the fiscal year ended May 31, 1998 the Social Awareness Fund paid no brokerage commissions to brokers for research services provided to VALIC.

     Brokerage commissions paid by the Science & Technology Fund on portfolio transactions for the fiscal year ended May 31, 1998, 1997 and 1996, totalled $1,031,246, $1,143,004 and $664,932, respectively. For the fiscal year ended May 31, 1998, the Science & Technology Fund paid $88,345 in brokerage commissions, on transactions totalling $75,195,279, to brokers selected on the basis of the quality of the execution together with research services provided to the Advisers.

     Brokerage commissions paid by the Asset Allocation Fund on portfolio transactions for the fiscal years ended May 31, 1998, 1997 and 1996, totalled $39,049, $239,365 and $235,223, respectively. For the fiscal year ended May 31, 1998, the Asset Allocation Fund paid no brokerage commissions to brokers for research services provided to VALIC.

     No brokerage commissions were paid by the Capital Conservation Fund, Government Securities Fund, International Government Bond Fund and Money Market Fund for fiscal years ended May 31, 1998, 1997 and 1996.

     Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. On those occasions when such simultaneous purchase and sale transactions are made such transaction will be allocated in an equitable manner according to written procedures approved by the Company's Board of Directors. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker's commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Advisers' opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

               OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES

     Pursuant to a distribution agreement, the Variable Annuity Marketing Company ("VAMCO") acts without remuneration as the Company's agent in the distribution of Fund shares to the VALIC, AG Life and AGNY separate accounts. VAMCO's address is the same as that of VALIC.

     The distribution agreement between VAMCO and the Company provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a)(i) by the Board of Directors of the Company, or
(ii) by vote of a majority of the Company's outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of the Company's Directors who are not 'interested persons' (as defined in the 1940 Act) of the Company by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Company, or by VAMCO, on sixty days' written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.

     Pursuant to the distribution agreement, VAMCO pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of the Company (after typesetting and printing the copies required for regulatory filings by the Company). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses VAMCO for these expenses. Thus all such expenses incurred by VAMCO are passed directly on to VALIC, its parent. The Company pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.

     As explained in the prospectus for the Contracts, payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, the Company redeems Fund shares within seven days of receipt of request therefor, but may postpone redemptions beyond seven days when: (1) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (2) an emergency exists making disposal or valuation of a Fund's assets not reasonably practicable; or (3) the Securities and Exchange Commission has so permitted by order for the protection of the Company's shareholders.

     The Company normally redeems Fund shares for cash. Although the Company, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in the Company portfolio securities at their value used in determining the redemption price (i.e. by redemption-in-kind), the Company, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, the Company has committed itself to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of the Company's net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.

     All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund's outstanding shares at such time.

                        DETERMINATION OF NET ASSET VALUE

     Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported asked price.

     U.S. Treasury securities and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, are valued at representative quoted prices. Such quotations generally are obtained from government securities pricing services; however, in circumstances where it is deemed appropriate to do so, quotations may be obtained from dealers in government securities.

     Publicly-traded corporate bonds are valued at prices obtained from State Street Bank and Trust Company.

     Short-term debt securities for which market quotations are readily available are valued at the last reported bid price, except for those with a remaining maturity of 60 days or less which are valued by the amortized cost method (unless, due to special circumstances, the use of such a method with respect to any security would result in a valuation which does not approximate fair market value).

     Convertible bonds are valued at prices obtained from one or more of the major dealers in such bonds. Where there is a discrepancy between dealers or when no quotes are readily available, values may be adjusted based on a combination of yields and premium spreads to the underlying common stock.

     Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where such security is primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day. Where market quotations are not readily available for such foreign over-the-counter securities, then such securities will be valued in good faith by a method that the Company's Board of Directors, or its delegates, believes accurately reflects fair value. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, because of the need to value foreign securities (other than ADRs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the net asset value of Funds investing in such foreign securities may not take place contemporaneously with the valuation of such foreign securities in those Funds' portfolios.

     Options purchased by the Funds (including options on financial futures contracts, stock indices, foreign currencies, and securities) listed on national securities exchanges are valued on the exchange where such security is primarily traded.

     Over-the-counter options purchased or sold by the Funds are valued based upon prices provided by market-makers in such securities or dealers in such currencies.

     Exchange-traded financial futures contracts (including interest rate futures contracts, stock index futures contracts, and currency futures contracts) are valued at the settlement price for such contracts established each day by the board of trade or exchange on which such contracts are traded. Unlisted financial futures contracts are valued based upon prices provided by market-makers in such financial futures contracts.

     All of the assets of the Money Market Fund are valued on the basis of amortized cost. Under the amortized cost method of valuation, securities are valued at a price on a given date, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security. During such periods, the yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities. The Company's Board of Directors has established procedures reasonably designed, taking into account current market conditions and Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

                 CALCULATION OF YIELD FOR THE MONEY MARKET FUND

     The yield of the Money Market Fund is its net income expressed as a percentage of assets on an annualized basis for a seven day period. Rule 482 under the Securities Act of 1933 requires that a yield quotation set forth in an advertisement for a money market fund be computed by a standardized method based on an historical seven calendar day period. The current yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and then dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (365/7) to annualize the yield figure. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and any fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Money Market Fund's average account size. The Money Market Fund may also calculate its compound effective yield by compounding the unannualized base period return (calculated as described above) by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     The yield quoted by the Money Market Fund at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Money Market Fund's portfolio, their quality and length of maturity, and the Money Market Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. In other words, the portfolio has an average maturity for all of its issues, stated in numbers of days and weighted according to the relative value of each investment.

     The yield fluctuates daily as the income earned on the investments of the Money Market Fund fluctuates. Accordingly, neither the Company nor VALIC can assure the yield quoted on any given occasion will remain constant for any period of time. For example, the Money Market Fund's yield will change if it experiences a net inflow of new assets which it then invests in securities whose yield is higher or lower than that being currently earned on investments. Investments in the Money Market Fund are not insured and investors comparing results of the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction. In addition, other money market funds as well as banks and savings and loan associations may calculate their yields on a different basis and the yield quoted by the Money Market Fund from time-to-time could vary upwards or downwards if another method of calculation or base period were used.

                          ACCOUNTING AND TAX TREATMENT

CALLS AND PUTS

     When a Fund writes a call or put option, an amount equal to the premium received by it is included in that Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded. If a call option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and proceeds from such sale are increased by the premium originally received.

     The premium paid by a Fund for the purchase of a put option is included in the asset section of its Statement of Assets and Liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded. If a put option which a Fund has purchased expires unexercised it realizes a capital loss equal to the cost of the option. If a Fund exercises a put option, it realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.

FINANCIAL FUTURES CONTRACTS

     Accounting for financial futures contracts will be in accordance with generally accepted accounting principles. Initial margin deposits made upon entering into financial futures contracts will be recognized as assets due from the FCM (the Fund's agent in acquiring the futures position). During the period the financial futures contract is open, changes in the value of the contract will be recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation (or maintenance) margin payments will be made or received, depending upon whether gains or losses are incurred. Financial futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes (that is, treated as having been sold at market value).

SUBCHAPTER M OF THE INTERNAL REVENUE CODE OF 1986

     Each Fund of the Company intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). A Fund must meet several requirements to obtain and maintain its status as a regulated investment company. Among these requirements are that: (i) at least 90% of a Fund's gross income be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities; and (ii) at the close of each quarter of a Fund's taxable year (a) at least 50% of the value of the Fund's assets consist of cash, government securities, securities of other regulated investment companies and other securities (such other securities of any one issuer being not greater than 5% of the value of a Fund and the Fund holding not more than 10% of the outstanding voting securities of any such issuer) and (b) not more than 25% of the value of a Fund's assets be invested in the securities of any one issuer (other than United States government securities or securities of other regulated investment companies). Each Fund of the Company is treated as a separate entity for federal income tax purposes.

     The Internal Revenue Service ("Service") has ruled publicly that an exchange-traded call option is a security for purposes of the 50% of assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. It has ruled privately (at the request of a taxpayer other than the Company) that income from closing financial futures contracts is considered gain from a disposition of securities for purposes of the 90% of gross income test. However, since taxpayers other than the taxpayer requesting a particular private ruling are not entitled to rely on such ruling, the Company intends to keep its Funds' activity in futures contracts and options at a low enough volume such that gains from closing futures contracts will not exceed 10% of a Fund's gross income until the Service rules publicly on the issues or the Company is otherwise satisfied that those gains are qualifying income.

SECTION 817(h) OF THE CODE

     Each of the Funds intends to comply with Section 817(h) of the Code and the regulations issued thereunder. Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on variable annuity contracts based upon segregated asset accounts. These requirements are in addition to the diversification requirements of Subchapter M and the 1940 Act and may affect the securities in which a Fund may invest. Failure to meet the requirements of Section 817(h) could result in immediate taxation of the Contract Owner to the extent of appreciation on investment under the Contract.

     The Section 817(h) diversification requirements do not apply to pension plan contracts. "Pension plan contracts" for these purposes generally means annuity contracts issued with respect to plans qualified under Section 401(a) or 403(a) of the Code, Section 403(b) annuities, Individual Retirement Accounts, Individual Retirement Annuities and annuities issued with respect to Section 457 plans.

     The Secretary of the Treasury may, in the future, issue additional regulations that will prescribe the circumstances in which a Contract Owner's control of the investments of the separate accounts investing in the Company may cause the Contract Owner to be taxable with respect to assets allocated to the separate account, before distributions are actually received under the Contract.

     In order to comply with the requirements of Section 817(h) and the regulations thereunder, the Company may find it necessary to take action to ensure that a Contract funded by the Company continues to qualify as such under federal tax laws. The Company, for example, may be required to alter the investment objectives of a Fund or Funds, or substitute the shares of one Fund for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Fund, and the approval of a majority of such shareholders (as defined in the 1940 Act) and without prior approval of the Securities and Exchange Commission, to the extent legally required.

     It is not feasible to comment on all of the federal income tax consequences concerning the Funds. Each owner of a Contract funded by the Company should consult a qualified tax adviser for more complete information. The reader should refer to the appropriate prospectus related to his or her Contracts for a more complete description of the taxation of the separate account and of the owner of the particular Contract.

                               OTHER INFORMATION

SHAREHOLDER REPORTS

     Annual Reports containing audited financial statements of the Company and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate.

VOTING AND OTHER RIGHTS

     The Company has an authorized capitalization of 13 billion shares of common stock, $0.01 par value per share, 13 billion of which are authorized to be issued in thirteen classes comprising 1 billion shares each. Each of the thirteen classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund. See "Voting and Other Rights" in the Prospectus for a full discussion of the manner in which shares of the Fund are voted.

     VALIC has made initial organization investments in each of the following Funds, and, as of May 31, 1998, owned of record the following percentage of the outstanding shares of these Funds: 0% of the Stock Index Fund, 0% of the MidCap Index Fund, 0% of the Small Cap Index Fund, 0% of the International Equities Fund, 0% of the Growth Fund, 0% of the Growth & Income Fund, 0.53% of the Capital Conservation Fund, 0% of the Government Securities Fund, 0% of the International Government Bond Fund, 0% of the Social Awareness Fund, 0% of the Science & Technology Fund, 0% of the Money Market Fund, and 0% of the Asset Allocation Fund.

     VALIC's ownership of more than 25% of the outstanding shares may result in VALIC's being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and contract owners.

     As of May 31, 1998, VALIC Separate Account A owned of record the following percentage of the outstanding shares of each Fund: 96.95% of the Stock Index Fund, 100% of the MidCap Index Fund, 100% of the Small Cap Index Fund, 99.96% of the International Equities Fund, 97.69% of the Growth Fund, 100% of the Growth & Income Fund, 99.47% of the Capital Conservation Fund, 100% of the Government Securities Fund, 100% of the International Government Bond Fund, 99.99% of the Social Awareness Fund, 100% of the Science & Technology Fund, 100% of the Money Market Fund, and 99.95% of the Asset Allocation Fund.

     As of May 31, 1998, the other shareholders of the Funds included AGL Separate Account A, AGL Separate Account B, AGL Separate Account D, AGL Select Reserve, AGL Platinum Investor, American General Corporation Thrift Plan and VALIC Agents' and Managers' Thrift Plan. None of these other shareholders owned of record more than 5% of any Fund's outstanding shares.

CUSTODY OF ASSETS

     Pursuant to a Custodian Contract with the Company, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Mas-sachusetts 02110, holds the cash and portfolio securities of the Company as custodian.

     State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Company, and performing other administrative duties, all as directed by persons authorized by the Company. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories approved by the Board of Directors. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.

     State Street holds securities of the Funds on which call options have been written and certain assets of the Funds constituting margin deposits with respect to financial futures contracts at the disposal of the FCMs through which such transactions are effected. The Funds may also be required to post margin deposits with respect to covered call and put options written on stock indices and for this purpose certain assets of those Funds may be held by the custodian pursuant to similar arrangements with the brokers involved.

     This arrangement regarding margin deposits essentially consists of State Street creating a separate segregated account into which it transfers (upon the Company's instructions) assets from a Fund's general (regular) custodial account. The custody agreement for such arrangement provides that FCMs or brokers will have access to the funds in the segregated accounts when and if the FCMs or brokers represent that the Company has defaulted on its obligation to the FCMs or brokers and that the FCMs or brokers have met all the conditions precedent to their right to receive such funds under the agreement between the Company and the FCMs or brokers. The Company has an agreement with each FCM or broker which provides (1) that the assets of any Fund held by the FCM or broker will be in the possession of State Street until released or sold or otherwise disposed of in accordance with or under the terms of such agreement, (2) that such assets would not otherwise be pledged or encumbered by the FCM or broker,
(3) that when requested by the Company the FCM or broker will cause State Street to release to its general custodial account any assets to which a Fund is entitled under the terms of such agreement, and (4) that the assets in the segregated account shall otherwise be used only to satisfy the Company's obligations to the FCM or broker under the terms of such agreement.

     If on any day a Fund experiences net realized or unrealized gains with respect to financial futures contracts or covered options on stock indices held through a given FCM or broker, it is entitled immediately to receive from the FCM or broker, and usually will receive by the next business day, the net amount of such gains. Thereupon, such assets will be deposited in its general or segregated account with State Street, as appropriate.

INDEX FUNDS

     The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).

     Frank Russell Company's publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX(ES) OR ANY DATA INCLUDED IN THE INDEX(ES).

FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX(ES) OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX(ES). FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     The Stock Index Fund and the MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the Company or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or MidCap Index Fund particularly or the ability of the S&P Index or the S&P MidCap 400 Index Fund to track general stock market performance. S&P has no obligation to take the need of the Company or the Company's participants into consideration in determining, composing or calculating the S&P 500 Index or S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or MidCap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY FROM THE USE OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DESCRIPTION OF CORPORATE BOND RATINGS

     Moody's Investors Service, Inc.'s corporate bond ratings are as follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstand-ing investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Standard & Poor's Corporation classifications are as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.

     AA -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- Obligations rated "BBB" exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB-B-CCC-CC -- Obligations rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     A and Prime Commercial Paper Ratings.

     Commercial paper rated A by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although, in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

     Among the factors considered by Moody's in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Its other two ratings, Prime-2 and Prime-3 are designated Higher Quality and High Quality, respectively.

INDEPENDENT AUDITORS

     Ernst & Young LLP, One Houston Center, 1221 McKinney, Suite 2400, Houston, Texas 77010, serve as independent auditors of the Company.

                             DIRECTORS AND OFFICERS

                                           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
         NAME AND ADDRESS                   WITH REGISTRANT                   DURING PAST 5 YEARS
         ----------------                   ---------------                   -------------------
Thomas L. West, Jr.*..............  Chairman of the Board since      Chairman and Chief Executive Officer
2929 Allen Parkway                    1998, Director since 1994,     (1997-Present), Director and
Houston, Texas 77019                  President (1997- 1998) and     Executive Vice President (1994-1997)
Date of Birth: 06/07/37               Executive Vice President       and President (1994-1998), VALIC and
                                      (1994-1997)                    Chairman of the Board and Chief
                                                                     Executive Officer (1997-Present),
                                                                     American General Annuity Insurance
                                                                     Company ("AGAIC") Formerly Senior
                                                                     Vice President Annuity Business
                                                                     Unit -- Aetna Life Insurance &
                                                                     Annuity Co. (1987-1994).
John A. Graf*.....................  Director and President since     President and Director, VALIC and
2929 Allen Parkway                    1998                           AGAIC (1998 to Present). Director,
Houston, Texas 77019                                                 Boy Scouts of America. Formerly,
Date of Birth: 09/14/59                                              Director (1993-1998), President and
                                                                     Chief Executive Officer (1997-1998),
                                                                     Vice Chairman (1996-1997), Chief
                                                                     Marketing Officer (1993-1997) and
                                                                     Executive Vice President (1993-1996),
                                                                     Western National Life Insurance
                                                                     Corporation and Senior Vice Presi-
                                                                     dent, Conseco, Inc. (1987-1993).
Craig R. Rodby*...................  Director since 1998 and          Vice Chairman (1997-Present) and
2929 Allen Parkway                    Executive Vice President       Chief Financial Officer
Houston, Texas 77019                  (1997-Present)                 (1998-Present), VALIC and AGAIC
Date of Birth: 07/05/49                                              (1998-Present). Formerly, Senior Vice
                                                                     President-Financial Management,
                                                                     ReliaStar (1994-1997) and President
                                                                     and Chief Executive Officer, Northern
                                                                     Life Insurance Company (1990-1994).
Dr. Judith L. Craven..............  Director since 1998              Physician, Administrator; President,
3212 Ewing Street                                                    United Way of Texas Gulf Coast
Houston, Texas 77004                                                 (1992-1998); Director, A.H. Belo
Date of Birth: 10/06/45                                              Corporation (1993-Present); Director,
                                                                     Sysco Corporation (1996-Present);
                                                                     Director, Sisters of Charity of the
                                                                     Incarnate Word (1996-Present)(3).
Dr. Timothy J. Ebner..............  Director since 1998              Professor, Departments of
17994 NW Union Street                                                Neurosurgery and Physiology,
Elk River, Minnesota 55330                                           University of Minnesota
Date of Birth: 07/15/49                                              (1991-Present). Formerly, Consultant
                                                                     EMPI Inc. (1994-1995) and Medtronic
                                                                     Inc. (1997-1998)(3).
Judge Gustavo E. Gonzales, Jr.....  Director since 1998              Municipal Court Judge, Dallas, Texas;
8320 Coolgreen Drive                                                 Director, Downtown Dallas YMCA Board
Dallas, Texas 75228                                                  (1996-Present); Director, Dallas
Date of Birth: 07/27/40                                              Easter Seals Society
                                                                     (1997-Present)(3).
Dr. Norman Hackerman..............  Director since 1984              Chairman -- Scientific Advisory Board
5555 San Felipe                                                      for The Robert A. Welch Foundation
Suite 1900                                                           (1983- Present); Director,
Houston, Texas 77056-2727                                            Electrosource, Inc.; President
Date of Birth: 03/02/12                                              Emeritus, Rice University, Houston,
                                                                     Texas. Formerly, President, Rice Uni-
                                                                     versity, Houston, Texas (1970-
                                                                     1985).(1)(2)(3)
Dr. John Wm. Lancaster............  Director since 1984              Retired. Pastor Emeritus and Director
4642 Braeburn                                                        of Planned Giving, First Presbyterian
Bellaire, Texas 77401                                                Church, Houston, Texas. Formerly,
Date of Birth: 12/15/23                                              Pastor, First Presbyterian Church,
                                                                     Houston, Texas (1961-1990).(3)

                                           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
         NAME AND ADDRESS                   WITH REGISTRANT                   DURING PAST 5 YEARS
         ----------------                   ---------------                   -------------------
Ben H. Love.......................  Director since 1991              Retired. Formerly, Chief Executive,
4407 Eaton Circle                                                    Boy Scouts of America.
Colleyville, Texas 76034                                             (1985-1993).(3)
Date of Birth: 09/26/30
Dr. John E. Maupin, Jr............  Director since 1998              President, Meharry Medical College,
2 Morningside Court                                                  Nashville, Tennessee; Nashville
Nashville, Tennessee 37215                                           Advisory Board Member, First American
Date of Birth: 10/28/46                                              National Bank (1996-Present);
                                                                     Director, Monarch Dental Corporation
                                                                     (1997-Present). Formerly, Executive
                                                                     Vice President, Morehouse School of
                                                                     Medicine, Atlanta, Georgia
                                                                     (1989-1994).(3)
Dr. F. Robert Paulsen.............  Director since 1985              Dean Emeritus and Professor Emeritus,
2801 N. Indian Ruins                                                 College of Higher Education,
Tucson, Arizona 85715                                                University of Arizona, Tucson,
Date of Birth: 07/05/22                                              Arizona.(1)(2)(3)
Dr. R. Miller Upton...............  Director since 1984              Consultant; President Emeritus,
914 Tarrant Dr.                                                      Beloit College, Beloit, Wisconsin.
Fontana, Wisconsin 53125                                             Formerly, Director, Home Life
Date of Birth: 12/27/16                                              Insurance Company of New York
                                                                     (1961-1991) and Director, Household
                                                                     International, Inc.
                                                                     (1965-1989).(1)(2)(3)

------------

 * Interested persons of the Company as defined in the 1940 Act specifically because of their capacity as officers, directors or consultants of the Company, VALIC or American General Corporation.

(1) Retired Managing General Partner of Van Kampen American Capital Exchange
Fund.

(2) Retired Trustee of Van Kampen American Capital Bond Fund, Inc., Van Kampen American Capital Income Trust, Van Kampen American Capital Convertible Securities Fund, Inc. and the Common Sense Trust.

(3) Directors who are not interested persons of the Company receive an annual retainer of $18,000. In addition, such Directors are paid per board meeting, committee meeting, telephone meeting and committee chair, a fee of $1,500, $250, $250 and $250, respectively, plus expenses incurred, if any.

     Listed below are the Company's officers and their principal occupations. All are affiliates of VALIC and are located at 2929 Allen Parkway, Houston, Texas 77019. Each officer serves until his or her successor is elected and shall qualify.

                                           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
               NAME                         WITH REGISTRANT                   DURING PAST 5 YEARS
               ----                         ---------------                   -------------------
John A. Graf......................  President and Director since     President and Director, VALIC and
Date of Birth: 09/14/59               1998                           AGAIC (1998 to Present). Director,
                                                                     Boy Scouts of America. Formerly,
                                                                     Director (1993-1998), President and
                                                                     Chief Executive Officer (1997-1998),
                                                                     Vice Chairman (1996-1997), Chief
                                                                     Marketing Officer (1993-1997) and
                                                                     Executive Vice President (1993-1996),
                                                                     Western National Life Insurance
                                                                     Corporation and Senior Vice Presi-
                                                                     dent, Conseco, Inc. (1987-1993).
Joe E. Arant......................  Executive Vice President since   Executive Vice President-Sales (1998
                                      1998                           to Present) and Senior Vice President
                                                                     (1998), VALIC and AGAIC. Chairman and
                                                                     President, VAMCO (1998 to Present).
Joe C. Osborne....................  Executive Vice President since   Executive Vice President of Marketing
Date of Birth: 09/17/48               1998 and Director (1992-1998)  and Director, VALIC and AGAIC.
Peter V. Tuters...................  Senior Investment Officer since  Executive Vice President, American
Date of Birth: 04/18/52               1998 and Director (1993-1998)  General Investment Management, L.P.
                                                                     (1998 to Present); Vice President and
                                                                     Investment Officer (1998 to Present),
                                                                     Vice President and Chief Investment
                                                                     Officer (1993-1998) VALIC and Vice
                                                                     President and Investment Officer,
                                                                     AGAIC (1998 to Present); Former
                                                                     Director, VALIC. Senior Vice
                                                                     President and Chief Investment
                                                                     Officer, American General Corporation
                                                                     (1993-1998).
Teresa S. Moro....................  Vice President and Investment    Trader -- VALIC. Formerly, Money Mar-
Date of Birth: 08/14/60               Officer since 1990             ket Trader, VALIC (1986-1990); AIM
                                                                     Management Group Inc. (1983-1986).
Leon A. Olver.....................  Vice President and Investment    Portfolio Manager, VALIC (1995 to
Date of Birth: 06/27/51               Officer since 1995             Present). Formerly Vice President and
                                                                     Treasurer, First Heights Bank
                                                                     (1994-1995); Vice President and
                                                                     Assistant Treasurer, First Heights
                                                                     Bank (1991-1994); Assistant Vice
                                                                     President, Pulte Financial Companies
                                                                     (1984-1991).
William Trimbur, Jr...............  Vice President and Investment    Portfolio Manager, VALIC. Formerly,
Date of Birth: 06/15/51               Officer since 1987             Second Vice President, VALIC
                                                                     (1985-1990); Controller, VALIC
                                                                     (1985-1986); Assistant Controller,
                                                                     VALIC (1982-1985) and Assistant
                                                                     Treasurer, VALIC (1982-1986).

                                           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
               NAME                         WITH REGISTRANT                   DURING PAST 5 YEARS
               ----                         ---------------                   -------------------
Maruti D. More....................  Vice President --                Vice President, American General
Date of Birth: 02/02/44               Investments since 1998         Investment Management, L.P. (1998 to
                                                                     Present); Vice President,
                                                                     Investments, VALIC (1998 to Present).
                                                                     Portfolio Manager, American General
                                                                     Corporation (1996 to 1998). For-
                                                                     merly, Managing Director, Marketable
                                                                     Securities, Paul Revere Investment
                                                                     Management Corporation (1993 to
                                                                     1995); Senior Portfolio Manager,
                                                                     Dewey Square Investors; Investment
                                                                     Vice President, New York Life
                                                                     Insurance Company.
Brent C. Nelson...................  Vice President since 1987        Senior Vice President, Controller and
Date of Birth: 07/24/51                                              Director, VALIC and AGAIC. Formerly,
                                                                     Vice President and Controller, VALIC
                                                                     (1990-1994); Controller, VALIC (1987-
                                                                     1990); Second Vice President and
                                                                     Controller, VALIC (1986-1987); Second
                                                                     Vice President -- Fund Operations,
                                                                     VALIC (1985-1986); Assistant Vice
                                                                     President -- Controller, Lomas
                                                                     Financial Security Insurance Co.
                                                                     (1982-1985).
Cynthia A. Toles..................  Vice President since 1998 and    Senior Vice President, General
Date of Birth: 03/28/51               Secretary since 1985           Counsel and Secretary, VALIC (1998 to
                                                                     Present) and AGAIC (1998 to Present).
                                                                     Director and Secretary, VAMCO.
                                                                     Formerly, Senior Associate General
                                                                     Counsel & Secretary, VALIC
                                                                     (1990-1998); Vice President, Asso-
                                                                     ciate General Counsel & Secretary,
                                                                     VALIC (1988-1989); Second Vice
                                                                     President, Associate General Counsel
                                                                     and Assistant Secretary, VALIC
                                                                     (1986-1988); Assistant Vice
                                                                     President, Assistant General Counsel
                                                                     and Assistant Secretary, VALIC
                                                                     (1983-1986).
Gregory R. Seward.................  Treasurer since 1991             Vice President -- Variable Product
Date of Birth: 06/27/56                                              Accounting (1998 to Present) and
                                                                     Assistant Controller (1991 to 1998),
                                                                     VALIC and Vice President -- Variable
                                                                     Product Accounting AGAIC (1998 to
                                                                     Present). Formerly, Controller,
                                                                     Avanti Health Systems, Inc.
                                                                     (1988-1991); Reports Manager, Amer-
                                                                     ican Capital Asset Management, Inc.
                                                                     (1986-1988); Senior Auditor, Price
                                                                     Waterhouse (1982-1986).
Kathryn A. Pearce.................  Controller since 1996            Associate Director of Fund
Date of Birth: 02/05/47                                              Accounting, VALIC (1996 to Present).
                                                                     Formerly, Supervisor -- Mutual Fund
                                                                     Accounting, Van Kampen American
                                                                     Capital, Inc. (1977-1996).
Nori L. Gabert....................  Vice President since 1998 and    Associate General Counsel, VALIC
Date of Birth: 08/15/53               Assistant Secretary since      (1997 to Present). Formerly, Of
                                      1997                           Counsel, Winstead Sechrest & Minick
                                                                     P.C. (1997); Vice President and
                                                                     Associate General Counsel of Van
                                                                     Kampen American Capital, Inc.
                                                                     (1981-1996).
Cynthia A. Gibbons................  Assistant Vice President since   Senior Compliance Analyst, VALIC
Date of Birth: 12/06/67               1998                           (1996 to Present).

                                           POSITION(S) HELD                 PRINCIPAL OCCUPATION(S)
               NAME                         WITH REGISTRANT                   DURING PAST 5 YEARS
               ----                         ---------------                   -------------------
Jaime M. Sepulveda................  Assistant Treasurer              Director -- Variable Product
Date of Birth: 01/09/52               since 1998                     Accounting and Financial Reporting,
                                                                     VALIC (1998 to Present). Formerly,
                                                                     Accounting Manager, Metro Networks,
                                                                     Inc. (1997-1998); Controller and
                                                                     Investment Officer, Port of Houston
                                                                     Authority (1994-1997); Chief Fi-
                                                                     nancial Officer, Intile Designs, Inc.
                                                                     (1993-1994).
Earl E. Allen, Jr.................  Assistant Treasurer since 1998   Manager -- Fund Reporting, VALIC.
Date of Birth: 03/16/60                                              Formerly, Senior Auditor, Texas
                                                                     Treasury Department; Manager,
                                                                     American General Corporation;
                                                                     Assistant Vice President, Texas
                                                                     Commerce Bank.
Donna L. Hathaway.................  Assistant Controller since 1998  Manager -- Variable Product
Date of Birth: 09/17/64                                              Accounting, VALIC. Formerly, Gas
                                                                     Revenue Accountant, Texaco Inc.;
                                                                     Accounting Manager, Hewitt
                                                                     Associates, LLC; Revenue Accounting
                                                                     Manager, Trans Texas Gas.

     The officers conduct and supervise the daily business operations of the Company, while the directors, in addition to their functions set forth under "Investment Adviser," review such actions and decide on general policy.

     The Company has an Audit Committee. The Company's Audit Committee consists of Messrs. Lancaster, Hackerman, Paulsen, Upton, and Love. The Audit Committee recommends to the Board the selection of independent auditors for the Company and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding the Company's financial statements or books of account. The Company does not have a standing nominating or compensation committee.

     The five directors of the Company who are not affiliated with VALIC are each paid annual directors' fees and are reimbursed for certain out-of-pocket expenses by the Company.

     The directors and officers of the Company and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 1998.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth information regarding compensation and benefits earned by the Directors for the fiscal year ending May 31, 1998.

                               COMPENSATION TABLE
                        FISCAL YEAR ENDING MAY 31, 1998

                                                               PENSION OR
                                                               RETIREMENT                        TOTAL
                                                                BENEFITS      ESTIMATED      COMPENSATION
                                              AGGREGATE        ACCRUED AS       ANNUAL           FROM
                                             COMPENSATION       PART OF        BENEFITS          FUND
                                                 FROM        SERIES COMPANY      UPON         COMPLEX(3)
        NAME OF PERSON, POSITION*           SERIES COMPANY    EXPENSES(1)     RETIREMENT   PAID TO DIRECTORS
        -------------------------           --------------   --------------   ----------   -----------------
Thomas L. West, Jr.**.....................     $     0          $     0          $  0           $     0
Joe C. Osborne**..........................     $     0          $     0          $  0           $     0
Peter V. Tuters**.........................     $     0          $     0          $  0           $     0
Dr. Norman Hackerman......................     $33,000          $24,500            (2)          $39,073
Dr. John Wm. Lancaster....................     $27,000          $25,000            (2)          $31,073
Ben L. Love...............................     $33,000          $24,500            (2)          $39,073
Dr. F. Robert Paulsen.....................     $27,000          $24,500            (2)          $31,073
Dr. R. Miller Upton.......................     $25,500          $24,500            (2)          $29,073

---------------

* Messrs. Osborne and Tuters were Directors until November 10, 1998. On that same date Dr. Judith L. Craven, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., John A. Graf**, Dr. John Maupin and Craig R. Roddy** were first elected Directors of the Series Company.

** "Interested person," as defined in the 1940 Act, specifically because of their capacity as officers, trustees or consultants of the Series Company, VALIC or American General Corporation.

(1) The total present value of accumulated benefits as of May 31, 1998 under expense assumptions to be used for the fiscal year ending May 31, 1999 for Messrs. Hackerman, Lancaster, Love, Paulson, and Upton is $749,000.

(2) All current directors would earn ten or more years of service as of their normal retirement date. Complete years of service earned as of May 31, 1998 are as follows: Messrs. Hackerman, Lancaster, Paulson, and Upton -- 10 or greater; Mr. Love -- approximately 7 years.

            PENSION TABLE -- ESTIMATED BENEFITS AT NORMAL RETIREMENT

   SERVICE      UNDER 5                                           10 OR MORE
AT RETIREMENT    YEARS    6 YEARS   7 YEARS   8 YEARS   9 YEARS     YEARS
-------------   -------   -------   -------   -------   -------   ----------
COMPENSATION
AT RETIREMENT
   $20,000      $10,000   $12,000   $14,000   $16,000   $18,000    $20,000
   $30,000      $15,000   $18,000   $21,000   $24,000   $27,000    $30,000
   $40,000      $20,000   $24,000   $28,000   $32,000   $36,000    $40,000
   $50,000      $25,000   $30,000   $35,000   $40,000   $45,000    $50,000
   $60,000      $30,000   $36,000   $42,000   $48,000   $54,000    $60,000

(3) Includes all investment companies managed by VALIC.

                              FINANCIAL STATEMENTS

     The financial statements for the year ended May 31, 1998 and the report of independent auditors for that period are included in the American General Series Portfolio Company Annual Report for that period.

     The Annual Report to shareholders as of May 31, 1998 is incorporated by reference in this Statement of Additional Information. The financial statements included in the Annual Report and incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their report thereon which appears in the Annual Report and have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

================================================================================
     AMERICAN GENERAL SERIES PORTFOLIO COMPANY - ANNUAL REPORT MAY 31, 1998
================================================================================

                          TABLE OF CONTENTS



              President's Letter .........................     1
              Stock Index Fund ...........................     4
              MidCap Index Fund ..........................    11
              Small Cap Index Fund .......................    17
              International Equities Fund ................    33
              Growth Fund ................................    39
              Growth & Income Fund .......................    42
              Science & Technology Fund ..................    46
              Social Awareness Fund ......................    49
              Asset Allocation Fund ......................    56
              Capital Conservation Fund ..................    64
              Government Securities Fund .................    67
              International Government Bond Fund..........    69
              Money Market Fund ..........................    73
              Notes to Financial Statements ..............    76
              Financial Highlights .......................    79
              Report of Independent Auditors .............    85

===============================================================================
                            AGSPC PRESIDENT'S LETTER
                                                                              1
===============================================================================





Dear Valued Customer,

In today's environment of rapidly changing markets, the commitment to your financial security remains American General Series Portfolio Company's highest priority. This dedication is reflected in the performance of our funds, and it is my pleasure to introduce AGSPC's May 31, 1998 Annual Report for your review. In this report, you will find financial and performance information for AGSPC's thirteen funds for the period ended May 31, 1998.

Through your variable annuity contract, you are permitted to invest in one or more of the funds described in this report. Please refer to the chart on page 3 to determine which funds are available under your contract.

MARKET CONDITIONS

Securities markets provided significantly above average returns for the year ended May 31, 1998. The Standard & Poor's 500 Index (S&P 500(R)) provided a total return of 30.68% for the 12 months. The Standard & Poor's MidCap 400 Index (MidCap 400(R)) returned 29.87% and the Russell 2000(R) had a total return of 21.25%. The emphasis for the year was on large capitalization stocks.

The United States economy continues to expand at an above-trend pace, despite trade and fiscal drag, a strong dollar, and a relatively high real interest environment. The primary factor stimulating the economy is the strength of the U.S. equity market. By raising household net worth the market is fueling spending. People do not have to save as much of their income if the equity market is increasing their net worth. Also, the "wealth effect" - the feeling that he or she is wealthier and should spend more - is bolstering consumer spending.

Another positive in the economy is the extremely low level of inflation. Consumer price increases have been held to less than 3% annually and for 1998 less than 2% is expected. Wages and salaries are expanding at the rate of 3.5 to 4.0%. When the inflation rate is subtracted, workers are enjoying real wage increases.

The combination of above average economic growth and contained inflation is providing a strong background for the stock and bond markets. In addition, the financial services industry is sending a very strong message, through the media, that saving for retirement is essential. That message is being received and unprecedented amounts of money are being invested in mutual funds.

International markets have experienced widely divergent trends. European investors have seen equity markets appreciate more than 50% while most Asian markets have experienced dramatic decreases. The Asian markets declined in local currencies and the international investor saw a greater decrease as the currency values fell precipitously.

FUND RETURNS

INDEXED FUNDS

The AGSPC index funds continued to emulate their respective indices with close correlation dependent upon the liquidity of the sector. The large capitalization Stock Index Fund tracked the S&P 500 Index(R) with a -0.07% difference for the year, returning 30.61% before expenses. The MidCap Index Fund tracked the MidCap 400(R) with a positive 0.11% difference, returning 29.98% before expenses. The Small Cap Index Fund tracked the Russell 2000 Index with a positive 0.48% variance, returning 21.73% before expenses. The International Equities Fund had a wider than normal variance to the EAFE Index as smaller capitalization names outperformed in January and February. The fund has low exposure to the smaller names and relies on the large benchmark names to track its index. In early 1998, the larger names did not provide the high correlation to local market returns that they have provided historically. The fund varied from the EAFE index by -0.79%, returning 10.32% before expenses.

MANAGED FUNDS

The Growth Fund earned 28.25% before expenses, a -2.43% variance from the S&P 500 Index. The fund concentrates on stocks with above average growth potential in the service sector. The Science & Technology Fund invests in the highly volatile electronic and health care industries. Concerns surrounding computer pricing and demand have produced substantial variance compared to the basic market index - S&P 500. For the year the fund returned 11.80%, a -18.88% variance from the index.

The Social Awareness Fund benefited from the emphasis on large capitalization growth stocks and it returned 30.88%, a positive 0.20% variance above the S&P
500. The Growth and Income Fund continues to use the Value Line Ranking System which emphasizes the small and mid-sized growth companies. The return for the year of 20.67% is closer to the Russell 2000 than the return of the larger capitalization issues in the S&P 500. The fund under performed the S&P 500 by 10.01%.

The Asset Allocation Fund (previously the Timed Opportunity Fund) returned 22.48%, outperforming its benchmark by 1.26%. Bonds lagged the relevant index, stocks tracked the index and the over allocation to stocks resulted in the outperformance.

BOND FUNDS

The Capital Conservation Fund was impacted by two Asian holdings and uncertainty surrounding Columbia Healthcare. Those factors caused the fund to under-perform its relevant index by 1.05%, returning 11.30%. The Government Securities Fund emphasized Agency securities over Treasuries and returned 11.14%, under-performing its index by 0.08%.

The International Government Bond Fund benefited from rising bond prices but the Dollar's strength eroded the local market gains. The fund returned 3.20%, out-performing the index by 0.82%.

FUTURE OUTLOOK

Both the equity and bond markets have provided outstanding returns over the past four years. Even the currency and credit crises in Southeast Asia have had only minor impact on the stock market. The bond market has been aided as foreign investors have sought safety in U.S. Treasury issues.

An added benefit of the Asian crises is the devaluation of those currencies which have resulted in lower cost goods being exported to the United States. The other side of the coin is that U.S. exports have become more expensive overseas and the trade deficit has increased. Nevertheless, the domestic economy continues to expand at levels in excess of 3% and could well maintain that pace over the intermediate term. On balance, the less expensive imports have kept prices low and the flow of funds to U.S. bonds have caused interest rates to fall to decades lows. That has had a very positive affect on the real estate market with housing demand at very high levels.

Positive economic growth combined with low interest rates augers well for the stock market. The current U.S. Treasury long bond yield of 5.6% compared with a Gross Domestic Product Deflator (a broad measure of inflation) of 1.0% provides an extraordinary real rate of return - 4.6%. That compares with a century long standard of 3.0 - 3.5%. In that context, the bond market should improve modestly.

Thank you for your continued confidence in the VALIC investment management.

                                    Sincerely,

                                    /s/ THOMAS L. WEST, JR.
                                    Thomas L. West, Jr., Chairman and President
June 22, 1998                       American General Series Portfolio Company

FUND RETURNS(1) TO INDEX

                                    [GRAPH]


(1) Represents fund performance before subtracting expenses. See page two for applicable fund expenses and fund level returns after expenses.

================================================================================
                       AGSPC PRESIDENT'S LETTER CONTINUED
2
================================================================================


FUND RETURNS AND TRACKING DIFFERENCES
For the period ended May 31, 1998


                                         (1)         (2)         (3)          (4)         (5)
                                                                FUND        TOTAL
                                                             PERFORMANCE    INDEX
                                                               BEFORE      RETURN
                                                            SUBTRACTING   INCLUDING     TRACKING
                                         FUND        FUND     EXPENSES    REINVESTED   DIFFERENCE
AGSPC FUND/RELEVANT MARKET INDEX        RETURN(a)  EXPENSES   (1) + (2)   DIVIDENDS    (3) - (4)
-------------------------------------------------------------------------------------------------
INDEXED FUNDS:
Stock Index Fund / S&P 500............. 30.30%       0.31%      30.61%       30.68%      (0.07)%
MidCap Index Fund /
  Standard & Poor's MidCap 400......... 29.62        0.36       29.98        29.87        0.11
Small Cap Index Fund / Russell 2000.... 21.34        0.39       21.73        21.25        0.48
International Equities Fund / EAFE.....  9.92        0.40       10.32        11.11       (0.79)
MANAGED FUNDS:
Growth Fund / S&P 500.................. 27.41        0.84       28.25        30.68       (2.43)
Growth & Income Fund / S&P 500......... 19.87        0.80       20.67        30.68      (10.01)
Science & Technology Fund / S&P 500.... 10.85        0.95       11.80        30.68      (18.88)
Social Awareness Fund / S&P 500........ 30.34        0.54       30.88        30.68        0.20
Asset Allocation Fund / Benchmark(b)... 21.94        0.54       22.48        21.22        1.26
Capital Conservation Fund /
  Merrill Lynch Corporate Master Bond.. 10.76        0.54       11.30        12.35       (1.05)
Government Securities Fund /
  Lehman Brothers U.S. Treasury........ 10.60        0.54       11.14        11.22       (0.08)
Int'l Gov't Bond Fund /
  Salomon Non U.S. Gov't Bond..........  2.65        0.55        3.20         2.38        0.82
Money Market Fund / 30 Day Certificate
  of Deposit
  Primary Offering Rate by New York
  City Banks (NYC 30 Day CD Rate)......  5.25        0.54        5.79         4.81        0.98

 (a)Fund level returns are net of investment management fees and other fund expenses, but do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.
 (b)Benchmark consists of 55% S&P 500 Index, 35% Merrill Lynch Corporate and Government Master Index, and 10% NYC 30 Day CD Rate.


SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS

                                                                         DISTRIBUTIONS FROM NET
                                                                         INVESTMENT INCOME AND
                                                                         NET REALIZED GAINS ON
                                       NET ASSET VALUES (PER SHARE)      SECURITIES (PER SHARE)
                                    ----------------------------------- -------------------------

                                       MAY 31,  NOVEMBER 30,  MAY 31,    6/1/97 to   12/1/97 to
FUND                                    1997      1997         1998      11/30/97    5/31/98
-------------------------------------------------------------------------------------------------
Stock Index (emulate S&P 500)...........$26.09    $29.38       $33.38       $0.19      $0.36
MidCap Index (emulate MidCap 400)....... 20.83     23.98        25.27        0.12       1.47
Small Cap Index (emulate Russell 2000).. 16.18     18.32        17.94        0.10       1.50
International Equities
  (foreign long term growth stocks)..... 11.44     10.83        11.95        0.14       0.43
Growth Fund (long term growth of
  capital).............................. 17.62     20.01        22.08        0.00       0.34
Growth & Income Fund (long term growth
  of capital and current income)........ 16.87     19.20        19.91        0.04       0.25
Science & Technology Fund (long term
  growth of capital).................... 19.88     20.98        22.07        0.00       0.00
Social Awareness (social criteria
  growth stocks)........................ 17.90     20.12        22.16        0.11       0.93
Asset Allocation (asset allocation)..... 12.57     13.65        14.02        0.20       1.00
Capital Conservation (quality corporate
  bonds)................................  9.31      9.61         9.68        0.29       0.32
Government Securities (intermediate and
  long term government bonds)...........  9.67      9.99        10.09        0.29       0.29
International Government Bond (high
  quality   foreign government debt
  securities)........................... 11.33     11.27        11.42        0.19       0.02
Money Market (money market instruments).  1.00      1.00         1.00        0.03       0.02

The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

================================================================================
                       AGSPC PRESIDENT'S LETTER CONTINUED
                                                                               3
================================================================================

FUNDS AVAILABLE UNDER VARIABLE ANNUITY CONTRACTS



                                                   VALIC SEPARATE ACCOUNT A CONTRACT FORM
                                     --------------------------------------------------------------
                                     PORTFOLIO   PORTFOLIO   PORTFOLIO   INDEPEN-           GROUP
                                     DIRECTOR     DIRECTOR    DIRECTOR    DENCE              UNIT
FUND                                     2           1            T       PLUS    IMPACT   PURCHASE
-----------------------------------  ---------   ---------   ---------   -------  ------   --------
Stock Index
   (emulate S&P 500)................    Yes         Yes          Yes       Yes      Yes       Yes
MidCap Index
   (emulate MidCap 400).............    No          Yes          No        Yes      Yes       No
Small Cap Index
   (emulate Russell 2000)...........    No          Yes          Yes       Yes      No        No
International Equities
   (foreign long term growth stocks)    No          Yes          Yes       Yes      No        No
Growth Fund
   (long term growth of capital)....    Yes         Yes          No        No       No        No
Growth & Income Fund (long term
   growth of capital and current
   income)..........................    No          Yes          No        No       No        No
Science & Technology Fund
   (long term growth of capital)....    Yes         Yes          No        No       No        No
Social Awareness
   (social criteria growth stocks)..    Yes         Yes          Yes       Yes      No        No
Timed Opportunity
   (asset allocation)...............    No          Yes          Yes       Yes      Yes       No
Capital Conservation
   (quality corporate bonds)........    No          Yes          No        Yes      Yes       No
Government Securities (intermediate
   and long term government bonds)..    No          Yes          No        Yes      No        No
Int'l Government Bond (high quality
   foreign government debt
   securities)......................    Yes         Yes          No        Yes      No        No
Money Market
   (money market instruments).......    Yes         Yes          Yes       Yes      Yes       No




                                                      AMERICAN GENERAL LIFE INSURANCE COMPANY
                                      ---------------------------------------------------------------------
                                        SEPARATE ACCOUNT A
                                      --------------------      SEPARATE  SEPARATE
                                                     NON        ACCOUNT    ACCOUNT     SELECT      PLATINUM
FUND                                  QUALIFIED   QUALIFIED        B          D       PRESERVE     INVESTOR
------------------------------------  ---------   ---------     --------  --------    --------     --------
Stock Index
   (emulate S&P 500)................    Yes          Yes          Yes        Yes         No           Yes
MidCap Index
   (emulate MidCap 400).............    Yes          Yes          Yes        No          No           Yes
Small Cap Index
   (emulate Russell 2000)...........    No           No           No         No          No           No
International Equities
   (foreign long term growth stocks)    No           No           No         Yes         No           Yes
Growth Fund
   (long term growth of capital)....    No           No           No         No          No           No
Growth & Income Fund (long term
   growth of capital and current
   income)..........................    No           No           No         No          No           No
Science & Technology Fund
   (long term growth of capital)....    No           No           No         No          No           No
Social Awareness
   (social criteria growth stocks)..    No           No           No         Yes         No           No
Timed Opportunity
   (asset allocation)...............    Yes          Yes          Yes        No          No           No
Capital Conservation
   (quality corporate bonds)........    Yes          Yes          Yes        No          No           No
Government Securities (intermediate
   and long term government bonds)..    Yes          Yes          Yes        No          No           No
Int'l Government Bond (high quality
   foreign government debt
   securities)......................    No           No           No         No          No           No
Money Market
   (money market instruments).......    Yes          Yes          Yes        No          Yes          Yes

================================================================================
                   STOCK INDEX FUND - STATEMENT OF NET ASSETS
4                                                                   May 31, 1998
================================================================================


   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------

            COMMON STOCKS - 99.25%

            ADVERTISING - 0.17%
    43,350  Interpublic Group Cos., Inc.... $ 2,571,197
    71,700  Omnicom Group, Inc.............   3,356,456
                                            -----------
                                              5,927,653
                                            -----------

            AEROSPACE/DEFENSE - 1.54%
   403,008  Boeing Co......................  19,193,255
    29,000  EG & G, Inc....................     913,500
    55,960  General Dynamics Corp..........   2,486,723
    15,400  Goodrich  (B.F.) Co............     789,250
    80,076  Lockheed Martin Corp...........   8,988,531
    30,800  Northrop Grumman Corp..........   3,301,375
   112,500  Raytheon Co. Class B...........   6,152,344
    44,000  TRW Inc........................   2,356,750
   101,300  United Technologies Corp.......   9,522,200
                                            -----------
                                             53,703,928
                                            -----------

            AIRLINES - 0.41%
    36,300* AMR Corp.......................   5,587,931
    31,600  Delta Air Lines, Inc...........   3,634,000
    82,800  Southwest Airlines Co..........   2,209,725
    41,400* US Airways Group, Inc..........   2,898,000
                                            -----------
                                             14,329,656
                                            -----------

            APPAREL & PRODUCTS - 0.10%
    21,178* Abercrombie & Fitch Co. Class A     894,749
    27,000* Fruit of the Loom, Inc. Class A     970,313
    32,900  Liz Claiborne, Inc.............   1,667,619
                                            -----------
                                              3,532,681
                                            -----------

            APPLIANCES/FURNISHINGS - 0.11%
    35,000  Maytag Corp....................   1,765,313
    30,200  Whirlpool Corp.................   2,063,037
                                            -----------
                                              3,828,350
                                            -----------

            AUTO - CARS - 1.70%
   275,774  Chrysler Corp..................  15,339,929
   450,000  Ford Motor Co..................  23,343,750
   284,900  General Motors Corp............  20,494,994
                                            -----------
                                             59,178,673
                                            -----------

            AUTO - REPLACEMENT PARTS - 0.33%
    73,900* AutoZone, Inc..................   2,457,175
    18,700  Cooper Tire & Rubber Co........     442,956



   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------


            AUTO - REPLACEMENT PARTS - Continued
    14,300  Echlin Inc..................... $    679,250
    74,400  Genuine Parts Co...............    2,524,950
    71,700  Goodyear Tire & Rubber Co......    5,153,438
    15,800  Pep Boys-Manny, Moe & Jack.....      351,550
                                            ------------
                                              11,609,319
                                            ------------

            BANKS - NEW YORK CITY - 2.01%
   161,100  Bank of New York Co., Inc......    9,847,238
   174,882  Chase Manhattan Corp...........   23,773,022
   178,700  CitiCorp.......................   26,648,637
    79,200  J. P. Morgan  & Co. Inc........    9,835,650
                                            ------------
                                              70,104,547
                                            ------------

            BANKS - OTHER - 3.08%
   278,836  BankAmerica Corp...............   23,056,251
    61,300  BankBoston Corp................    6,459,488
   122,223  First Chicago Corp.............   10,686,873
   419,200  First Union Corp...............   23,187,000
   105,393  Fleet Financial Group, Inc.....    8,642,226
   116,500  Mellon Bank Corp...............    7,856,469
   133,000  National City Corp.............    9,010,750
    51,600  Providian Financial Corp.......    3,283,050
    14,000  Republic of New York Corp......    1,798,125
    37,033  Wells Fargo & Co...............   13,387,430
                                            ------------
                                             107,367,662
                                            ------------

            BANKS - REGIONAL - 3.55%
   261,349  Banc One Corp..................   14,406,863
    67,950  Comerica Inc...................    4,467,713
   106,275  Fifth Third Bancorp............    5,234,044
    59,600  Huntington Bancshares, Inc.....    1,951,900
   172,340  KeyCorp........................    6,538,149
    51,500  Mercantile Bancorporation Inc..    2,632,938
   389,917  NationsBank Corp...............   29,536,212
    53,900  Northern Trust Corp............    3,801,637
   328,200  Norwest Corp...................   12,758,775
   135,900  PNC Bank Corp..................    7,848,225
    61,200  State Street Corp..............    4,218,975
    84,200  Summit Bancorporation..........    4,220,525
    72,200  SunTrust Banks, Inc............    5,703,800
   102,150  Synovus Financial Corp.........    2,291,991
   309,990  U.S. Bancorp...................   12,128,359
    71,513  Wachovia Corp..................    5,725,510
                                            ------------
                                             123,465,616
                                            ------------


    NUMBER                                     MARKET
   OF SHARES                                   VALUE
  -----------                               -----------


            BEVERAGE - BREWERS/
            DISTRIBUTORS - 0.47%
    11,900  Adolph Coors Class B........... $    446,250
   202,800  Anheuser-Busch Companies, Inc..    9,316,125
    18,915  Brown-Forman Corp Class B......    1,089,977
   128,400  Seagram Co. Ltd................    5,641,575
                                            ------------
                                              16,493,927
                                            ------------

            BEVERAGE - SOFT DRINKS - 2.97%
   995,000  Coca-Cola Co...................   77,983,125
   624,500  PepsiCo, Inc...................   25,487,406
                                            ------------
                                             103,470,531
                                            ------------

            BROADCASTING - 1.46%
   293,158  CBS Corp.......................    9,307,767
    38,600* Clear Channel Communications,
               Inc.........................    3,700,775
   141,750  Comcast Corp. Class A Special..    4,859,374
   197,178  Tele-Comm Liberty Media Group
               Class A.....................    6,765,670
   215,200  U S West Communications Group..   10,921,400
   226,800  U S West Media Group...........    8,405,775
   122,700* Viacom, Inc Class B............    6,748,500
                                            ------------
                                              50,709,261
                                            ------------

            BUILDING MATERIALS - 0.38%
     8,900  Armstrong World Industries,
               Inc.........................      748,713
    75,300  Lowe's Companies, Inc..........    5,962,818
    81,400  Masco Corp.....................    4,578,750
    60,700  Sherwin-Williams Co............    2,018,275
                                            ------------
                                              13,308,556
                                            ------------

            CHEMICAL - MAJOR - 2.06%
    99,700  Dow Chemical Co................    9,658,437
   446,600  E.I. du Pont de Nemours and Co.   34,388,200
    47,500  Hercules, Inc..................    2,092,969
   243,800  Monsanto Co....................   13,500,425
    54,900  Morton International, Inc......    1,671,019
    66,500  PPG Industries, Inc............    4,846,187
    18,300  Rohm and Haas Co...............    2,010,713
    68,300  Union Carbide Corp.............    3,410,731
                                            ------------
                                              71,578,681
                                            ------------

            CHEMICAL - MISCELLANEOUS - 0.44%
    42,100  Air Products and Chemicals,
               Inc.........................    3,662,700
    30,637  Eastman Chemical Co............    2,052,678
    17,100  Ecolab Inc.....................      527,963
    15,300* FMC Corp.......................    1,169,494

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                   5
================================================================================


   NUMBER                                     MARKET
  OF SHARES                                    VALUE
 -----------                                -----------
            CHEMICAL - MISCELLANEOUS - Continued
    26,500  Great Lakes Chemical Corp...... $ 1,060,000
    15,428  Millipore Corp.................     514,910
    20,300  Nalco Chemical Co..............     761,250
     6,625* Octel Corp.....................     144,508
    64,700  Praxair, Inc...................   3,190,518
    39,500  Sigma Aldrich Corp.............   1,441,750
    41,400  W.R. Grace & Co................     768,488
                                            -----------
                                             15,294,259
                                            -----------
            CONGLOMERATES - 1.01%
   232,500  Allied Signal Inc..............   9,939,375
    38,800  ITT Inds, Inc..................   1,430,750
    39,400  Loews Corp.....................   3,575,550
    65,200  Tenneco Inc....................   2,713,950
    58,300  Textron Inc....................   4,325,131
   237,000  Tyco International Ltd.........  13,123,875
                                            -----------
                                             35,108,631
                                            -----------
            CONSUMER FINANCE - 0.28%
    25,000  Beneficial Corp................   3,350,000
   204,275  MBNA Corp......................   6,472,964
                                            -----------
                                              9,822,964
                                            -----------
            CONTAINERS - METAL/GLASS - 0.31%
     4,700  Ball Corp......................     185,356
   101,100  Corning Inc....................   3,987,132
    65,600  Crown Cork & Seal Co., Inc.....   3,403,000
    12,100  Owens Corning..................     453,750
    61,200* Owens-Illinois, Inc............   2,750,175
                                            -----------
                                             10,779,413
                                            -----------
            CONTAINERS - PAPER - 0.10%
     6,500  Bemis Co., Inc.................     274,219
    39,214* Sealed Air Corp................   2,097,949
    17,700  Temple-Inland Inc..............   1,039,875
                                            -----------
                                              3,412,043
                                            -----------
            COSMETICS/TOILETRIES - 0.98%
     6,800  Alberto-Culver Co. Class B.....     202,300
    62,700  Avon Products, Inc.............   5,129,644
   220,300  Gillette Co....................  25,802,637
    60,000  International Flavors &
               Fragrances, Inc.............   2,880,000
                                            -----------
                                             34,014,581
                                            -----------
            DRUGS - 7.86%
    22,500  Allergan, Inc..................     945,000
    43,200* ALZA Corp......................   2,089,800

   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------
            DRUGS - Continued
   543,000  American Home Products Corp.... $26,233,687
   112,100* Amgen Inc......................   6,782,050
    23,900  Bausch & Lomb Inc..............   1,190,519
   399,400  Bristol Myers Squibb Co........  42,935,500
   444,400  Eli Lilly and Co...............  27,302,825
   480,400  Merck & Co., Inc...............  56,236,825
   519,800  Pfizer, Inc....................  54,481,537
   219,870* Pharmacia & Upjohn, Inc........   9,715,506
   298,200  Schering-Plough Corp...........  24,955,613
   326,700  Warner-Lambert Co..............  20,847,544
                                            -----------
                                            273,716,406
                                            -----------
            ELECTRICAL EQUIPMENT - 3.75%
   105,800  AMP Inc........................   4,020,400
    62,000  Cabletron Systems, Inc.........     798,250
   181,200  Emerson Electric Co............  11,007,900
 1,314,100  General Electric Co............ 109,563,087
    30,500  National Service Industries,
               Inc.........................   1,555,500
    48,300  Raychem Corp...................   1,817,288
     6,800  Thomas & Betts Corp............     363,375
    14,200  W. W. Grainger Inc.............   1,498,988
                                            -----------
                                            130,624,788
                                            -----------
            ELECTRONIC INSTRUMENTS - 0.16%
         1* Commscope Inc..................          16
    28,100  General Signal Corp............   1,155,612
    27,100* Perkin-Elmer Corp..............   1,856,350
     5,400  Tektronix, Inc.................     206,550
    70,400* Thermo Electron Corp...........   2,472,800
                                            -----------
                                              5,691,328
                                            -----------
            ENTERTAINMENT - 1.68%
    39,400* Harrah's Entertainment, Inc....     985,000
    67,475  Hasbro, Inc....................   2,580,919
    49,400* King World Productions, Inc....   1,259,700
   127,987  Mattel, Inc....................   4,847,508
   216,700  Time Warner Inc................  16,861,969
   283,252  Walt Disney Co.................  32,042,882
                                            -----------
                                             58,577,978
                                            -----------
            FINANCE COMPANIES - 0.71%
   141,800  Associates First Capital Corp..  10,608,412
    69,600  Green Tree Financial Corp......   2,797,050
    48,800  Household International, Inc...   6,603,250
    96,350  SunAmerica, Inc................   4,685,019
                                            -----------
                                             24,693,731
                                            -----------



   NUMBER                                     MARKET
  OF SHARES                                   VALUE
 -----------                                -----------
            FINANCIAL SERVICES - 0.64%
   180,400  American Express Co............ $18,513,550
    39,800  Countrywide Credit Industries,
               Inc.........................   1,840,750
    40,100  H & R Block Inc................   1,764,400
                                            -----------
                                             22,118,700
                                            -----------

            FOODS - 2.16%
   215,192  Archer Daniels Midland Co......   4,061,748
   124,000  BestFoods......................   6,998,250
   174,400  Campbell Soup Co...............   9,504,800
   178,700  ConAgra, Inc...................   5,226,975
    65,900  General Mills, Inc.............   4,497,675
   156,350  H J Heinz Co...................   8,296,322
    47,000  Hershey Foods Corp.............   3,254,750
   162,800  Kellogg Co.....................   6,725,675
    79,380  Pioneer Hi-Bred International,
               Inc.........................   3,021,401
    60,900  Quaker Oats Co.................   3,513,169
    47,600  Ralston Purina Co..............   5,298,475
   182,600  Sara Lee Corp..................  10,750,575
    42,500  Wm. Wrigley Jr. Co.............   4,090,625
                                            -----------
                                             75,240,440
                                            -----------

            FOOTWEAR - 0.11%
    73,700  NIKE, Inc. Class  B............   3,390,200
    18,900* Reebok International Ltd.......     543,375
                                            -----------
                                              3,933,575
                                            -----------

            FREIGHT - 0.13%
    52,560* FDX Corp.......................   3,370,410
    37,200  Ryder System, Inc..............   1,267,125
                                            -----------
                                              4,637,535
                                            -----------

            FUNERAL SERVICES - 0.10%
    83,800  Service Corp. International....   3,425,325
                                            -----------

            GOLD MINING - 0.15%
   151,700  Barrick Gold Corp..............   2,920,225
    52,100  Battle Mountain Gold Co........     276,781
    86,400  Homestake Mining Co............     939,600
    93,800  Placer Dome Inc................   1,166,638
                                            -----------
                                              5,303,244
                                            -----------
            GOVERNMENT SPONSORED - 1.08%
   272,600  Federal Home Loan Mortg. Corp..  12,403,300
   418,500  Federal National Mortgage
            Association ...................  25,057,688
                                            -----------
                                             37,460,988
                                            -----------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
6                                                                   May 31, 1998
================================================================================




   NUMBER                                     MARKET
  OF SHARES                                   VALUE
 -----------                                -----------
            HARDWARE & TOOLS - 0.13%
    31,300  Black & Decker Corp............ $ 1,827,138
    11,550  Snap-on Inc....................     506,756
    42,600  Stanley Works..................   2,023,500
                                            -----------
                                              4,357,394
                                            -----------
            HEALTHCARE - 0.45%
    49,400  Cardinal Health, Inc...........   4,402,775
   154,900* HealthSouth Corp...............   4,395,288
    54,400* Humana Inc.....................   1,689,800
    79,800  United HealthCare Corp.........   5,107,200
                                            -----------
                                             15,595,063
                                            -----------
            HEAVY DUTY TRUCKS/PARTS - 0.26%
    19,700  Cummins Engine Co., Inc........   1,024,400
    30,700  Dana Corp......................   1,600,238
    37,800  Eaton Corp.....................   3,394,913
    39,010* Navistar International Corp....   1,177,614
    35,710  PACCAR Inc.....................   1,971,863
                                            -----------
                                              9,169,028
                                            -----------
            HOME BUILDERS - 0.06%
    33,200  Centex Corp....................   1,186,900
    14,456  Kaufman & Broad Home Corp......     371,339
     7,900  Pulte Corp.....................     421,168
                                            -----------
                                              1,979,407
                                            -----------
            HOSPITAL MANAGEMENT - 0.38%
   250,484  Columbia/HCA Healthcare Corp...   8,187,695
    13,000  Manor Care, Inc................     410,313
    13,100  Shared Medical Systems Corp....     953,025
   105,200* Tenet Healthcare Corp..........   3,682,000
                                            -----------
                                             13,233,033
                                            -----------
            HOSPITAL SUPPLIES - 2.64%
   315,500  Abbott Laboratories............  23,406,155
     8,400  Bard (C. R.), Inc..............     291,375
   112,000  Baxter International Inc.......   6,405,000
    55,200  Becton, Dickinson and Co.......   3,905,400
    64,100  Biomet, Inc....................   1,850,888
    70,477* Boston Scientific Corp.........   4,492,909
   531,900  Johnson & Johnson..............  36,734,343
    37,900  Mallinckrodt, Inc..............   1,167,794
   200,900  Medtronic, Inc.................  11,175,063
    37,833* St. Jude Medical, Inc..........   1,352,530
    25,700  United States Surgical Corp....   1,021,575
                                            -----------
                                             91,803,032
                                            -----------


   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                ------------
            HOUSEHOLD PRODUCTS - 2.95%
    43,200  Clorox Co...................... $  3,607,200
   127,300  Colgate-Palmolive Co...........   11,075,100
   173,100  Minnesota Mining &
               Manufacturing Co............   16,033,388
    59,000  Newell Co......................    2,846,750
   537,852  Procter & Gamble Co............   45,145,951
    63,100  Rubbermaid, Inc................    2,058,638
    35,300  Tupperware Corp................      953,100
   267,300  Unilever N V - ADR.............   21,099,994
                                             -----------
                                             102,820,121
                                             -----------
            INFORMATION PROCESSING - 9.95%
         1* A.C. Nielson...................           26
    38,200  Adobe Systems Inc..............    1,525,613
    61,400* Apple Computer, Inc............    1,634,775
    27,800  Autodesk, Inc..................    1,181,500
   122,600  Automatic Data Processing, Inc.    7,800,425
    78,400* Bay Networks, Inc..............    2,170,700
   319,521* Cendant Corp...................    6,929,612
    27,452* Ceridian Corp..................    1,482,408
   409,850* Cisco Systems, Inc.............   30,994,907
    68,600  Cognizant Corp.................    3,652,950
   622,490  Compaq Computer Corp...........   17,001,758
   211,230  Computer Associates
               International, Inc..........   11,089,574
    49,400* Computer Sciences Corp.........    2,565,713
   265,200* Dell Computer Corp.............   21,854,150
    66,200* Digital Equipment Corp.........    3,632,725
   213,500* E M C Corp.....................    8,846,906
   180,554  First Data Corp................    6,003,421
    60,000* Gateway 2000, Inc..............    2,703,750
    45,300* General Instrument Corp........    1,078,706
    94,900  HBO & Co.......................    5,477,514
   408,500  Hewlett Packard Co.............   25,378,062
    58,500  Honeywell Inc..................    4,910,344
   382,700  International Business Machine.   44,919,412
   988,700* Microsoft Corp.................   83,854,119
   164,900* Novell, Inc ...................    1,731,450
   412,687* Oracle Corp....................    9,749,730
   120,200* Parametric Technology Corp.....    3,684,887
   112,900  Pitney Bowes Inc...............    5,306,300
    96,300* Seagate Technology.............    2,226,938
    58,100* Silicon Graphics, Inc..........      697,200
   161,400* Sun Microsystems, Inc..........    6,466,088
   137,600* 3Com Corp......................    3,491,600
    96,900* Unisys Corp....................    2,374,050
   138,900  Xerox Corp.....................   14,271,975
                                             -----------
                                             346,689,288
                                             -----------


   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                ------------
            INSURANCE - CASUALTY - 0.41%
    67,800  Chubb Corp..................... $  5,394,337
    27,800  Progressive Corp...............    3,832,925
    58,000  SAFECO Corp....................    2,697,000
    56,442  St. Paul Companies, Inc........    2,504,614
                                             -----------
                                              14,428,876
                                             -----------

            INSURANCE - LIFE - 0.67%
    63,192  Aetna Inc......................    4,940,825
   101,400  Conseco Inc....................    4,727,775
    66,112  Jefferson-Pilot Corp...........    3,784,911
    57,000  Lincoln National Corp..........    5,122,875
    54,900  Torchmark Corp.................    2,353,838
    21,209  Transamerica Corp..............    2,439,035
                                             -----------
                                              23,369,259
                                             -----------

            INSURANCE - MISCELLANEOUS - 0.50%
    37,600  General Re Corp................    8,267,300
    31,600  MBIA, Inc......................    2,356,175
    51,200  MGIC Investment Corp...........    3,068,800
    67,400  UNUM Corp......................    3,744,913
                                             -----------
                                              17,437,188
                                             -----------

            INSURANCE - MULTILINE - 3.05%
   183,820  Allstate Corp..................   17,302,057
   281,627  American International Group,
               Inc.........................   34,868,942
    52,400  Aon Corp.......................    3,356,875
   110,400  CIGNA Corp.....................    7,562,400
    54,000  Cincinnati Financial Corp......    2,268,000
    57,500  Hartford Financial Services
               Group.......................    6,328,594
    79,900  March & McLennan Companies,
               Inc.........................    6,996,244
   453,421  Travelers Group, Inc...........   27,658,681
                                             -----------
                                             106,341,793
                                             -----------

            LEISURE TIME - 0.06%
    17,900  Brunswick Corp.................      562,731
    70,900* Mirage Resorts, Inc............    1,475,607
                                             -----------
                                               2,038,338
                                             -----------

            LODGING - 0.19%
   108,800  Hilton Hotels Corp.............    3,420,400
    94,000  Marriott International Inc.....    3,266,500
                                             -----------
                                               6,686,900
                                             -----------

            MACHINE TOOLS - 0.01%
     4,700  Cincinnati Milacron, Inc.......      140,706
                                             -----------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                   7
================================================================================


   NUMBER                                     MARKET
  OF SHARES                                   VALUE
 -----------                                -----------


            MACHINERY - AGRICULTURE - 0.22%
    38,000  Case Corp...................... $ 2,199,250
   103,100  Deere & Co.....................   5,348,313
                                            -----------
                                              7,547,563
                                            -----------

            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.31%
   158,400  Caterpillar Inc................   8,702,100
    34,200  Fluor Corp.....................   1,630,913
     2,600  Foster Wheeler Corp............      65,975
    10,800  Harnischfeger Industries Inc...     340,200
                                            -----------
                                             10,739,188
                                            -----------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.60%
     1,600  Aeroquip-Vickers, Inc..........      98,800
    14,600  Briggs & Stratton Corp.........     662,475
    42,700  Cooper Industries, Inc.........   2,748,813
    95,600  Dover Corp.....................   3,585,000
    89,400  Illinois Tool Works Inc........   5,900,400
    64,300  Ingersoll-Rand Co..............   2,897,518
    32,000  Johnson Controls, Inc..........   1,904,000
    59,533  Pall Corp......................   1,179,498
    33,375  Parker Hannifin Corp...........   1,370,461
    12,800  Timken Co......................     481,600
                                            -----------
                                             20,828,565
                                            -----------

            MEDICAL TECHNOLOGY - 0.13%
    68,900  Guidant Corp...................   4,439,744
                                            -----------

            MERCHANDISE - DRUG - 0.46%
    75,600  CVS Corp.......................   5,306,175
    16,600  Longs Drug Stores Corp.........     503,188
   100,600  Rite Aid Corp..................   3,602,738
   191,400  Walgreen Co....................   6,734,887
                                            -----------
                                             16,146,988
                                            -----------

            MERCHANDISE - SPECIALTY - 1.71%
    41,000  American Greetings Corp.
               Class A.....................   1,947,500
    27,100  Circuit City Stores, Inc.......   1,148,363
    53,600* Consolidated Stores Corp.......   2,046,849
    95,522* CostCo Companies, Inc..........   5,528,336
    74,400  Fortune Brands,  Inc...........   2,859,750
   164,700  Gap, Inc.......................   8,893,800
   304,200  Home Depot, Inc................  23,898,712
    49,600  Ikon Office Solutions Inc......   1,050,900
       973  Jostens, Inc...................      24,568

   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------

            MERCHANDISE - SPECIALTY - Continued
    73,873  Limited, Inc................... $ 2,456,277
    39,600  Nordstrom, Inc.................   2,853,675
    33,600  Tandy Corp.....................   1,486,800
    54,000  TJX Companies, Inc.............   2,524,500
   109,525* Toys "R" Us, Inc...............   2,902,413
                                            -----------
                                             59,622,443
                                            -----------

            MERCHANDISING - DEPARTMENT - 0.64%
   186,200  Dayton Hudson Corp.............   8,635,025
    30,800  Dillards, Inc. Class A.........   1,295,525
    90,800* Federated Department Stores,
               Inc.........................   4,704,575
    99,800  May Department Stores Co.......   6,418,388
    16,000  Mercantile Stores Co., Inc.....   1,258,000
                                            -----------
                                             22,311,513
                                            -----------

            MERCHANDISING - FOOD - 0.57%
   113,900  Albertsons, Inc................   5,274,993
   119,200  American Stores Co.............   2,972,550
    17,400  Giant Food Inc. Class A........     748,200
    15,300  Great Atlantic & Pacific Tea
               Co., Inc....................     489,600
    98,300* Kroger Co......................   4,220,756
    16,700  Supervalu Inc..................     699,313
   143,800  SYSCO Corp.....................   3,352,338
    52,000  Winn-Dixie Stores, Inc.........   2,115,750
                                            -----------
                                             19,873,500
                                            -----------

            MERCHANDISING - MASS - 2.03%
   109,900  J.C. Penney Co., Inc...........   7,892,194
   190,300* Kmart Corp.....................   3,687,063
   148,400  Sears Roebuck and Co...........   9,172,975
   891,800  Wal-Mart Stores, Inc...........  49,216,212
    35,000  Woolworth Corp.................     691,250
                                            -----------
                                             70,659,694
                                            -----------

            METALS - ALUMINUM - 0.25%
    76,500  Alcan Aluminium Ltd............   2,180,250
    67,200  Aluminum Co. of America........   4,662,000
    33,100  Reynolds Metals Co.............   1,919,800
                                            -----------
                                              8,762,050
                                            -----------

            METALS - COPPER - 0.11%

    19,300  ASARCO Inc.....................     437,869
    67,631  Newmont Mining Corp............   1,686,548
    27,200  Phelps Dodge Corp..............   1,659,200
                                            -----------
                                              3,783,617
                                            -----------


   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------
            METALS - MISCELLANEOUS - 0.09%

    31,350  Cyprus Amax Minerals Co........$    497,681
    57,075  Engelhard Corp.................   1,187,874
    48,500  Freeport - McMoRan Copper &
               Gold Inc. Class B...........     812,375
    52,400  Inco Limited...................     753,250
                                            -----------
                                              3,251,180
                                            -----------

            METALS - STEEL - 0.20%
    59,525  Allegheny Teldyne Inc..........   1,383,956
    22,300* Armco Inc......................     121,256
    46,100* Bethlehem Steel Corp...........     564,725
    20,200  Inland Steel Industries, Inc...     578,225
    31,100  Nucor Corp.....................   1,601,650
    48,920  USX-US Steel Group, Inc........   1,755,005
    53,625  Worthington Industries, Inc....     945,141
                                            -----------
                                              6,949,958
                                            -----------

            MISCELLANEOUS - 0.16%
    51,800  BB&T Corp......................   3,428,513
    57,800  Equifax Inc....................   2,102,475
                                            -----------
                                              5,530,988
                                            -----------
            MOBILE HOMES - 0.02%
    14,600  Fleetwood Enterprises, Inc.....     584,000
                                            -----------
            NATURAL GAS-DIVERSIFIED - 0.13%
    43,900  Coastal Corp...................   3,094,950
    37,900  Sonat Inc......................   1,485,206
                                            -----------
                                              4,580,156
                                            -----------
            OIL - INTEGRATED DOMESTIC - 1.57%
    35,700  Amerada Hess Corp..............   1,930,031
   405,000  Amoco Corp.....................  16,934,063
    26,900  Ashland Oil, Inc...............   1,341,638
   125,800  Atlantic Richfield Co..........   9,922,475
    69,067  Burlington Resources,  Inc.....   2,909,447
    19,400  Kerr-McGee Corp................   1,227,050
   150,600  Occidental Petroleum Corp......   4,160,325
    40,800* Oryx Energy Co.................     951,150
    18,500  Pennzoil Co....................   1,069,531
    96,300  Phillips Petroleum Co..........   4,821,019
    40,916  Sun Co., Inc...................   1,738,930
   105,400  Unocal Corp....................   3,754,875
   114,100  USX-Marathon Group.............   3,993,500
                                            -----------
                                             54,754,034
                                            -----------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
8                                                                   May 31, 1998
================================================================================

   NUMBER                                     MARKET
  OF SHARES                                   VALUE
 -----------                                ------------

            OIL - INTEGRATED
            INTERNATIONAL - 5.04%
   262,000  Chevron Corp................... $ 20,927,250
   973,700  Exxon Corp.....................   68,645,850
   320,500  Mobil Corp.....................   24,999,000
   853,300  Royal Dutch Petroleum Co.
              - ADR .......................   47,838,130
   226,900  Texaco Inc.....................   13,103,475
                                            ------------
                                             175,513,705
                                            ------------
            OIL - SERVICES - 0.90%
    58,800  Baker Hughes Inc...............    2,116,800
    85,500  Dresser Industries, Inc........    3,981,094
   115,000  Halliburton Co.................    5,448,125
    34,300  McDermott International, Inc...    1,309,831
    35,500* Rowan Companies, Inc...........      907,469
   193,400  Schlumberger Ltd...............   15,097,287
    26,800* Western Atlas Inc..............    2,319,875
                                            ------------
                                              31,180,481
                                            ------------

            OIL/GAS PRODUCERS - 0.15%
    25,300  Anadarko Petroleum Corp........    1,669,800
    33,700  Apache Corp....................    1,152,119
     6,000  Helmerich & Payne, Inc.........      151,500
   113,842  Union Pacific Resources Group
               Inc.........................    2,305,300
                                            ------------
                                               5,278,719
                                            ------------

            PAPER/FOREST PRODUCTS - 1.18%
    54,200  Avery Dennison Corp............    2,808,238
    10,566  Boise Cascade Corp.............      352,640
    45,400  Champion International Corp....    2,179,200
    88,000  Fort James Corp................    4,207,500
    39,200  Georgia-Pacific Corp...........    2,516,150
   127,718  International Paper Co.........    5,875,028
   240,432  Kimberly-Clark Corp............   11,916,410
    41,600  Louisiana Pacific Corp.........      829,400
    39,200  Mead Corp......................    1,220,100
     4,900  Potlatch Corp..................      214,681
    57,364* Stone Container Corp...........    1,018,211
    35,450  Union Camp Corp................    1,938,672
    26,850  Westvaco Corp..................      765,225
    79,500  Weyerhaeuser Co................    4,039,594
    35,000  Willamette Industries, Inc.....    1,200,938
                                            ------------
                                              41,081,987
                                            ------------


   NUMBER                                     MARKET
  OF SHARES                                   VALUE
 -----------                                -----------
            PHOTOGRAPHY - 0.29%
   130,750  Eastman Kodak Co............... $ 9,332,282
    18,100  Polaroid Corp..................     734,181
                                            -----------
                                             10,066,463
                                            -----------
            POLLUTION CONTROL - 0.30%
    83,300  Browning-Ferris Industries,
               Inc.........................   2,962,356
    97,400* Laidlaw Inc....................   1,205,325
   198,000  Waste Management, Inc..........   6,435,000
                                            -----------
                                             10,602,681
                                            -----------
            PUBLISHING - NEWS - 0.53%
    35,600  Dow Jones & Co., Inc...........   1,713,250
   112,000  Gannett Co., Inc...............   7,385,000
    42,400  Knight-Ridder, Inc.............   2,419,450
    27,500  New York Times Co.  Class  A...   1,938,750
    40,632  Times Mirror Co................   2,600,448
    36,300  Tribune Co.....................   2,427,563
                                            -----------
                                             18,484,461
                                            -----------
            PUBLISHING/PRINTING - 0.31%
    50,800  Deluxe Corp....................   1,704,975
    64,500  Dun & Bradstreet Corp..........   2,176,875
    19,217  Harcourt General, Inc..........   1,047,327
    30,100  McGraw-Hill, Inc...............   2,353,443
    21,600  Moore Corp. Ltd................     313,200
    71,800  R R Donnelley and Son..........   3,231,000
                                            -----------
                                             10,826,820
                                            -----------
            RAILROAD - 0.60%
    68,517  Burlington Northern Santa Fe...   6,817,441
    76,600  CSX Corp.......................   3,648,075
   170,400  Norfolk Southern Corp..........   5,335,650
   103,600  Union Pacific Corp.............   5,011,650
                                            -----------
                                             20,812,816
                                            -----------
            RESTAURANTS - 0.65%
    55,800  Darden Restaurants, Inc........     861,413
   285,000  McDonald's Corp................  18,703,124
    77,920* Tricon Global Restaurants, Inc.   2,420,390
    30,000  Wendy's International, Inc.....     740,625
                                            -----------
                                             22,725,552
                                            -----------
            SAVINGS & LOAN - 0.38%
    25,100  Golden West Financial Corp.....   2,710,800
    31,700  H.F. Ahmanson & Co.............   2,417,125
   113,925  Washington Mutual, Inc.........   8,045,953
                                            -----------
                                             13,173,878
                                            -----------

   NUMBER                                     MARKET
  OF SHARES                                   VALUE
 -----------                                -----------

            SECURITIES RELATED - 1.22%
    97,650  Charles Schwab Corp............ $ 3,222,450
    95,500  Franklin Resources, Inc........   4,667,562
    45,600  Lehman Brothers Hldings, Inc...   3,234,750
   134,900  Merrill Lynch & Co., Inc.......  12,073,550
   249,201  Morgan St Dean Witter Discover.  19,453,254
                                            -----------
                                             42,651,566
                                            -----------

            SEMICONDUCTOR EQUIPMENT - 0.19%
   158,000* Applied Materials, Inc.........   5,056,000
    42,600* KLA-Tencor Corp................   1,443,075
                                            -----------
                                              6,499,075
                                            -----------
            SEMICONDUCTORS - 2.21%
    57,700* Advanced Micro Devices, Inc....   1,125,150
   653,300  Intel Corp.....................  46,670,118
    55,500* LSI Logic Corp.................   1,182,844
    93,300* Micron Technology, Inc.........   2,198,381
   231,600  Motorola, Inc..................  12,260,325
    51,000* National Semiconductor Corp....     828,750
    95,400  Rockwell International Corp....   5,247,000
   146,900  Texas Instruments Inc..........   7,546,988
                                            -----------
                                             77,059,556
                                            -----------

            TELECOMMUNICATIONS - 2.70%
   211,200* Airtouch Communications, Inc...  10,058,400
    56,300  ALLTEL Corp....................   2,220,331
    32,335* Andrew Corp....................     710,361
    57,000* DSC Communications Corp........     974,347
    54,300  Frontier Corp..................   1,652,756
    43,800  Harris Corp....................   2,110,613
   515,980  Lucent Technologies, Inc.......  36,602,330
    89,900* Nextel Communications, Inc.
             Class A.......................   2,118,269
   203,200  Northern Telecom Ltd...........  13,004,800
    29,500  Scientific-Atlanta, Inc........     650,844
    80,100* Tellabs, Inc...................   5,504,376
   402,600* WorldCom, Inc..................  18,318,300
                                            -----------
                                             93,925,727
                                            -----------

            TEXTILE - PRODUCTS - 0.09%
    26,100  Russell Corp...................     711,225
    48,800  V F Corp.......................   2,595,550
                                            -----------
                                              3,306,775
                                            -----------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                   9
================================================================================

   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------
            TOBACCO - 1.13%
   981,900  Philip Morris Cos Inc.......... $36,698,512
    94,300  UST Inc........................   2,510,738
                                            -----------
                                             39,209,250
                                            -----------

            UTILITIES - COMMUNICATION - 5.50%
   654,926  AT & T Corp....................  39,868,620
   451,400  Ameritech Corp.................  19,156,288
   327,505  Bell Atlantic Corp.............  30,007,646
   384,700  BellSouth Corp.................  24,813,149
   403,300  GTE Corp.......................  23,517,431
   285,000  MCI Communications Corp........  15,238,608
   733,358  SBC Communications, Inc........  28,509,291
   145,500  Sprint Corp....................  10,439,625
                                            -----------
                                            191,550,658
                                            -----------

            UTILITIES - ELECTRIC - 2.39%
    38,300  Ameren Corp....................   1,498,488
    67,000  American Electric Power, Inc...   3,040,125
    35,200  Baltimore Gas and Electric Co..   1,071,400
    60,100  Carolina Power & Light Co......   2,464,100
   105,700  Central & South West Corp......   2,794,444
    42,964  Cinergy Corp...................   1,388,274
   114,200  Consolidated Edison, Inc.......   4,889,187
    57,650  Dominion Resources, Inc........   2,287,984
    42,300  DTE Energy Co..................   1,673,494
   154,451  Duke Energy Corp...............   8,900,238
   170,200  Edison International...........   5,020,900
   126,300  Entergy Corp...................   3,323,269
    74,200  FirstEnergy Corp...............   2,202,813
    87,100  FPL Group, Inc.................   5,351,206
    32,600  GPU Inc........................   1,255,100
   168,979  Houston Industries, Inc........   4,837,023
    37,500* Niagara Mohawk Power Corp......     464,063
    26,000  Northern States Power Co.......   1,478,750
   161,800  P G & E Corp...................   5,096,700
    44,500  P P & L Resources Inc..........     984,563
    85,800  PacifiCorp.....................   1,978,763
   109,300  Peco Energy Co.................   3,087,725
   121,150  Public Serv Enterprise Group...   4,005,522
   262,200  Southern Co....................   6,964,687
   109,420  Texas Utilities Co.............   4,322,090
    83,800  Unicom Corp....................   2,880,625
                                            -----------
                                             83,261,533
                                            -----------


   NUMBER                                      MARKET
  OF SHARES                                    VALUE
 -----------                                -----------

            UTILITIES - GAS, DISTRIBUTION - 0.03%
    23,700  NICOR Inc...................... $    915,413
                                           -------------

            UTILITIES - GAS, PIPELINE - 0.56%
    25,200  Columbia Energy Group..........    2,126,250
    44,100  Consolidated Natural Gas Co....    2,494,406
   142,000  Enron Corp.....................    7,117,750
    18,300  ONEOK Inc......................      714,844
    16,400  Pacific Enterprises............      624,225
     2,200  Peoples Energy Corp............       81,125
   196,500  Williams Companies, Inc........    6,373,969
                                           -------------
                                              19,532,569
                                           -------------

            TOTAL COMMON STOCKS
            (Cost $1,669,898,794)........  3,456,579,262
                                           -------------

     PAR
    VALUE
 -----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 0.52%

            FINANCE COMPANIES - 0.14%

$5,060,000  Ford Motor Credit Co.
             5.45% due 6/1/98..............   5,060,000
                                            -----------

            SECURITIES RELATED - 0.38%
            Merrill Lynch & Co.:
 7,248,000   5.60% due 6/3/98..............   7,245,745
 6,000,000   5.58% due 6/2/98..............   5,999,070
                                            -----------
                                             13,244,815
                                            -----------

            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $18,304,815).............  18,304,815
                                            -----------

            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.04%

            U.S. TREASURY BILLS - 0.04%
            United States Treasury Bills:
 1,100,000   4.94% due 6/4/98..............   1,099,547
   100,000   4.91% due 6/4/98..............      99,959
   100,000   4.85% due 6/4/98..............      99,960
                                            -----------
                                              1,299,466
                                            -----------

                                             MARKET
                                              VALUE
                                           -----------
            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $1,299,466)............ $    1,299,466
                                          --------------

             TOTAL INVESTMENTS
            (Cost $1,689,503,075) -
               99.81%....................  3,476,183,543
            Other assets and liabilities,
            net - 0.19%..................      6,471,280
                                          --------------
            NET ASSETS (equivalent
             to $33.38 per share on
             104,333,547 shares
             outstanding) - 100%......... $3,482,654,823
                                          --------------
          * Non-income producing

                                            UNREALIZED
  CONTRACTS                                DEPRECIATION
-------------                             -------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 5/31/98)
    71(2)    S&P 500 Index Futures
             (June/$1,090.80)...........  $    (390,837)
                                          -------------

             (1)U.S.Treasury Bills with a market value of
                approximately $1,300,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.

             (2)Per 250


--------------------------------------------------------------------------------

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  104,333,547 shares outstanding........ $    1,043,335
Additional paid in capital..............  1,679,728,220
Undistributed net realized gain on
     securities.........................     15,215,726
Undistributed net investment income.....        377,911
                                         --------------
Unrealized appreciation (depreciation) of:
  Investments........... $1,786,680,468
  Futures ..............       (390,837)  1,786,289,631
                          -------------  --------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING........................... $3,482,654,823
                                         ==============

================================================================================
                    STOCK INDEX FUND - FINANCIAL STATEMENTS
10
================================================================================

STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998


INVESTMENT INCOME:
Dividends ...............................................................................  $ 47,362,348
Interest ................................................................................     1,373,987
                                                                                           ------------
  Total investment income ...............................................................    48,736,335
                                                                                           ------------
EXPENSES:
Advisory fees ...........................................................................     7,946,046
Custodian and accounting services .......................................................       669,324
Reports to shareholders .................................................................       249,861
Audit fees and tax services .............................................................        83,909
Directors' fees and expenses ............................................................        58,141
Miscellaneous ...........................................................................       161,192
                                                                                           ------------
  Total expenses ........................................................................     9,168,473
                                                                                           ------------
NET INVESTMENT INCOME ...................................................................    39,567,862
                                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain on:
  Investments ........................................................    $ 10,730,926
  Futures contracts ..................................................       6,012,002       16,742,928
                                                                          ------------
Net unrealized appreciation (depreciation) during the year:
  Investments ........................................................     714,529,418
  Futures contracts ..................................................        (714,337)     713,815,081
                                                                          ------------     ------------
  Net realized and unrealized gain on securities during the year ........................   730,558,009
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................................  $770,125,871
                                                                                           ============



STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:



                                                                          1998                1997
                                                                     ---------------     ---------------

OPERATIONS:
Net investment income ...........................................    $    39,567,862     $    35,492,537
Net realized gain on securities .................................         16,742,928          14,778,898
Net unrealized appreciation of securities during the year .......        713,815,081         489,128,221
                                                                     ---------------     ---------------
  Increase in net assets resulting from operations ..............        770,125,871         539,399,656
                                                                     ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................................        (39,570,522)        (35,484,625)
Net realized gain on securities .................................        (14,847,655)        (14,806,928)
                                                                     ---------------     ---------------
  Decrease in net assets resulting from distributions
  to shareholders ...............................................        (54,418,177)        (50,291,553)
                                                                     ---------------     ---------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ................................        367,059,600         241,746,270
Proceeds from capital stock issued for distributions
  reinvested ....................................................         54,418,177          50,291,553
                                                                     ---------------     ---------------
                                                                         421,477,777         292,037,823
Cost of capital stock repurchased ...............................        (98,730,173)        (97,732,690)
                                                                     ---------------     ---------------
  Increase in net assets resulting from capital stock
  transactions ..................................................        322,747,604         194,305,133
                                                                     ---------------     ---------------
TOTAL INCREASE IN NET ASSETS ....................................      1,038,455,298         683,413,236
NET ASSETS:
Beginning of year ...............................................      2,444,199,525       1,760,786,289
                                                                     ---------------     ---------------
End of year (including undistributed net investment income
  of $377,911 and $380,571) .....................................    $ 3,482,654,823     $ 2,444,199,525
                                                                     ===============     ===============
CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ....................................         12,118,343          10,718,393
Shares issued for distributions reinvested ......................          1,806,919           2,200,590
Shares of capital stock repurchased .............................         (3,279,150)         (4,348,853)
                                                                     ---------------     ---------------
  Increase in shares outstanding ................................         10,646,112           8,570,130
Shares outstanding:
  Beginning of year .............................................         93,687,435          85,117,305
                                                                     ---------------     ---------------
  End of year ...................................................        104,333,547          93,687,435
                                                                     ===============     ===============

================================================================================
                   MIDCAP INDEX FUND - STATEMENT OF NET ASSETS
May 31, 1998                                                                  11
================================================================================



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------
            COMMON STOCKS - 99.36%

            AEROSPACE/DEFENSE - 0.93%
    29,180  Gencorp Inc.................... $   869,929
    49,400* SCI Systems, Inc...............   1,685,775
     7,500* Sequa Corp. Class A............     518,438
    51,874  Sunstrand Corp.................   3,216,188
    29,420  Teleflex Inc...................   1,189,671
                                            -----------
                                              7,480,001
                                            -----------

            AIRLINES - 0.22%
    13,021* Alaska Air Group, Inc..........     603,035
    28,974  ASA Holdings, Inc..............   1,139,040
                                            -----------
                                              1,742,075
                                            -----------

            APPAREL & PRODUCTS - 0.89%
    77,306  Cintas Corp....................   3,531,918
    43,671  Claire's Stores, Inc...........     821,561
    27,324* Land's End, Inc................     882,907
    47,000  Warnaco Group Inc. Class A.....   1,938,750
                                            -----------
                                              7,175,136
                                            -----------

            APPLIANCES/FURNISHINGS - 0.99%
    39,859  Heilig-Meyers Co...............     478,308
    79,656  Herman Miller, Inc.............   2,205,476
    37,801  Lancaster Colony Corp..........   1,516,765
    75,176  Leggett & Platt, Inc...........   3,777,594
                                            -----------
                                              7,978,143
                                            -----------

            AUTO - CARS - 0.75%
   130,340  Harley-Davidson, Inc...........   4,659,655
    57,000  Meritor Automotive, Inc........   1,371,563
                                            -----------
                                              6,031,218
                                            -----------

            AUTO - ORIGINAL EQUIPMENT - 1.34%
    19,725  Arvin Industries, Inc..........     731,058
    22,900  Carlisle Cos Inc...............   1,107,788
    46,942  Danaher Corp...................   3,394,493
    38,836  Donaldson Co., Inc.............     847,110
    34,670  Federal-Mogul Corp.............   2,052,031
    50,245  Mark IV Industries, Inc........   1,105,390
    24,928  Modine Manufacturing Co........     847,552
    23,200  Superior Industries
              International, Inc...........     675,700
                                            -----------
                                             10,761,122
                                            -----------





  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            AUTO - REPLACEMENT PARTS - 0.16%
    31,642  Kaydon Corp.................... $ 1,247,881
                                            -----------

            BANKS - OTHER - 1.48%
   109,204  First Tennessee National Corp..   3,467,227
   116,100  Firstar Corp...................   4,259,418
    70,900  Union Planters Corp............   4,147,650
                                            -----------
                                             11,874,295
                                            -----------

            BANKS - REGIONAL - 5.81%
    40,000  Associated Banc-Corp...........   1,980,000
    38,455  City National Corp.............   1,413,221
    88,972  Crestar Financial Corp.........   5,110,328
   139,211  First Security Corp............   3,167,050
    39,862  First Virginia Banks, Inc......   2,082,790
   106,400  Hibernia Corp. Class A.........   2,234,400
    79,448  Marshall & Ilsley Corp.........   4,290,192
    57,534  Mercantile Bankshares Corp.....   2,049,649
   106,650  North Fork Bancorporation Inc..   2,566,266
    76,400  Old Kent Financial Corp........   3,046,450
    64,468  Pacific Century Finl Corp......   1,615,729
   112,718  Regions Financial Corp.........   4,635,528
   132,030  SouthTrust Corp................   5,355,466
    73,000  TCF Financial Corp.............   2,377,063
    28,678  Wilmington Trust Corp..........   1,738,604
    59,700  Zions Bancorporation...........   3,044,700
                                            -----------
                                             46,707,436
                                            -----------

            BEVERAGE - SOFT DRINKS - 1.47%
   314,009  Coca Cola Enterprises, Inc.....  11,794,963
                                            -----------

            BROADCASTING - 0.66%
    50,228  A.H. Belo Corp.................   2,586,741
    26,192* Chris-Craft Industries, Inc....   1,376,717
    22,416  TCA Cable TV, Inc..............   1,365,975
                                            -----------
                                              5,329,433
                                            -----------

            BUILDING MATERIALS - 1.39%
    18,366  CalMat Co......................     461,446
    34,000  Fastenal Co....................   1,683,000
    49,050  Hon Industries Inc.............   1,569,600
    38,500  Martin Marietta Materials......   1,771,000
    79,456  RPM, Inc.......................   1,350,751
    17,900  Southdown, Inc.................   1,174,687
    28,200  Vulcan Materials Co............   3,200,700
                                            -----------
                                             11,211,184
                                            -----------



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            CHEMICAL - MAJOR - 0.63%
    44,425  Albemarle Corp................. $ 1,080,083
    18,700  Borg-Warner Automotive, Inc....   1,065,900
   106,100  Solutia Inc....................   2,911,119
                                            -----------
                                              5,057,102
                                            -----------

            CHEMICAL - MISCELLANEOUS - 2.28%
    29,173  A. Schulman, Inc...............     579,813
    53,200* Airgas, Inc....................     807,975
    27,080  Betz Laboratories, Inc.........   1,333,690
    64,937  Crompton & Knowles Corp........   1,749,240
    36,000* Cytec Industries, Inc..........   1,764,000
    19,368  Dexter Corp....................     798,930
    49,000  Ethyl Corp.....................     346,063
    31,570  Ferro Corp.....................     903,691
    26,833  Georgia Gulf Corp..............     672,502
    11,264  H.B. Fuller Co.................     705,408
    37,193  Lawter International, Inc......     357,983
    52,619  Lubrizol Corp..................   1,828,510
    64,278  Lyondell Petrochemical Co......   2,004,670
    42,336  M.A. Hanna Co..................     849,366
    18,100  Minerals Technologies Inc......     958,169
     5,955  NCH Corp.......................     379,259
    40,242  Olin Corp......................   1,740,467
    28,425  Rollins, Inc...................     586,266
                                            -----------
                                             18,366,002
                                            -----------

            CONGLOMERATES - 1.36%
    39,698  Alexander & Baldwin, Inc.......   1,141,318
    80,900  Dial Corp......................   2,007,331
    37,000* Litton Industries, Inc.........   2,143,687
     6,200  MAXXAM, Inc....................     365,413
    40,200  Ogden Corp.....................   1,148,213
    78,400  Viad Corp......................   2,116,800
    91,500  Whitman Corp...................   1,984,406
                                            -----------
                                             10,907,168
                                            -----------

            CONSUMER FINANCE - 0.71%
    56,900  Capital One Financial Corp.....   5,679,331
                                            -----------

            CONTAINERS - PAPER - 0.46%
    18,914  Chesapeake Corp................     671,447
    86,280  Sonoco Products Co.............   3,014,394
                                            -----------
                                              3,685,841
                                            -----------


================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
12                                                                  May 31, 1998
================================================================================


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            DRUGS - 4.03%
    44,180  Bergen Brunswig Corp. Cl A..... $ 1,833,470
    63,552* Biogen, Inc....................   2,796,288
    37,246  Carter-Wallace Inc.............     663,444
    59,488* Centocor, Inc..................   2,320,032
   139,180  Chiron Corp....................   2,513,939
    55,625* Covance Inc....................   1,178,555
    66,482* Forest Laboratories, Inc.......   2,193,906
    61,442* Genzyme Corp...................   1,681,975
    56,700  ICN Pharmaceuticals, Inc.......   2,448,731
   109,736* IVAX Corp......................   1,008,200
    73,700  McKesson Corp..................   5,757,812
   105,534  Mylan Laboratories Inc.........   3,166,020
    19,100  R.P. Scherer Corp..............   1,576,944
    75,500* Watson Pharmaceuticals, Inc....   3,303,125
                                            -----------
                                             32,442,441
                                            -----------

            ELECTRICAL EQUIPMENT - 1.59%
    82,086* American Power Conversion......   2,462,580
    29,031  AMETEK, Inc....................     838,270
    53,970  Hubbell Inc. Class B...........   2,539,963
   125,957  Molex Inc......................   3,511,051
    68,846* Teradyne, Inc..................   2,117,015
    41,800* UCAR International, Inc........   1,337,600
                                            -----------
                                             12,806,479
                                            -----------

            ELECTRONIC INSTRUMENTS - 1.24%
    80,552* Arrow Electronics, Inc.........   2,028,904
    39,450* Imation Corp...................     717,497
    72,000* Integrated Device Technology...     675,000
    25,521* MagnaTek, Inc..................     432,262
    33,800  Pittston Brink's Group.........   1,307,638
    59,579* Sensormatic Electronics Corp...     763,356
    47,413  Symbol Technologies, Inc.......   1,668,345
    24,316  Varian Associates, Inc.........   1,168,688
    54,313* Vishay Intertechnology,  Inc...   1,211,867
                                            -----------
                                              9,973,557
                                            -----------

            ENTERTAINMENT - 0.14%
    34,800* GTECH Holdings Corp............   1,128,825
                                            -----------

            FERTLIIZERS - 0.36%
    88,946* IMC Global, Inc................   2,890,745
                                            -----------

            FINANCE COMPANIES - 0.41%
    59,800  Finova Group, Inc..............   3,307,688
                                            -----------



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            FOODS - 2.99%
    32,282  Dean Foods Co.................. $ 1,589,889
    48,109  Dole Food Co., Inc.............   2,222,034
    27,036  Dreyer's Grand Ice Cream, Inc..     684,349
    80,204  Flowers Industries, Inc........   1,654,208
    63,000  Hormel Foods Corp..............   2,118,375
    74,000  IBP, Inc.......................   1,433,750
    14,612  International Multifoods Corp..     434,707
    59,600  Interstate Bakeries Corp.......   1,922,100
    22,871  J.M. Smucker Co. Class A.......     544,616
    24,771  Lance, Inc.....................     520,191
    67,178  McCormick & Co., Inc...........   2,250,463
    34,621  Trinity Industries, Inc........   1,653,153
   182,386  Tyson Foods, Inc. Class A......   3,852,903
    39,200* U. S. Foodservice..............   1,298,500
    44,258  Universal Foods Corp...........   1,053,894
    37,200* Vlasic Foods Int'l Inc.........     806,775
                                            -----------
                                             24,039,907
                                            -----------

            FOOTWEAR - 0.36%
    28,800* Nine West Group, Inc...........     811,800
    30,100* Payless ShoeSource, Inc........   2,108,881
                                            -----------
                                              2,920,681
                                            -----------

            FREIGHT - 0.37%
    37,246  Airborne Freight Corp..........   1,387,413
    34,700  J.B. Hunt Transport Services,
              Inc..........................   1,038,831
    30,271  Overseas Shipholding Group.....     586,501
              Inc.                          -----------
                                              3,012,745
                                            -----------

            FUNERAL SERVICES - 0.29%
    86,200  Stewart Enterprises Inc........   2,327,400
                                            -----------

            HEALTHCARE - 3.34%
    45,000  Allegiance Corp................   2,250,000
    49,000* Apria Healthcare Group, Inc....     373,625
       426* Coram Healthcare Corp..........         879
    26,286* First Health Group Corp........   1,493,373
   104,949* Foundation Health Systems
              Class A......................   3,194,385
   131,600  Health Management Assoc........   3,923,325
    49,391* NovaCare, Inc..................     543,301
    63,000  Omnicare, Inc..................   2,208,938
    65,500* Oxford Health Plans, Inc.......   1,129,875
    34,574* PacifiCare Health System, Inc.
             Class B.......................   2,856,678
    59,700* Quintiles Transnational Corp...   2,902,912



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            HEALTHCARE - Continued
    66,800* Quorum Health Group Inc........ $ 2,008,175
    78,000* Sybron International Corp......   1,867,125
    67,900* Total Renal Care Holdings......   2,083,681
                                            -----------
                                             26,836,272
                                            -----------

            HEAVY DUTY TRUCKS/PARTS - 0.20%
    17,000  Bandag, Inc....................     786,250
    37,404  Federal Signal Corp............     836,915
                                            -----------
                                              1,623,165
                                            -----------

            HOME BUILDERS - 0.22%
    95,125  Clayton Homes, Inc.............   1,789,539
                                            -----------

            HOSPITAL MANAGEMENT - 0.51%
    87,000* Beverly Enterprises, Inc.......   1,245,188
    43,400* Concentra Managed Care, Inc....   1,014,475
    36,900  Health Care & Retirement Corp..   1,427,568
    60,400* Medaphis Corp..................     453,000
                                            -----------
                                              4,140,231
                                            -----------

            HOSPITAL SUPPLIES - 1.38%
    11,410  ATL Ultrasound, Inc............     517,017
    26,335* Acuson Corp....................     503,658
    22,733  Beckman Coulter Inc............   1,267,366
    43,400  DENTSPLY International Inc.....   1,464,751
    55,200  Hillenbrand Industries, Inc....   3,408,601
    62,700* PSS World Medical, Inc.........     783,750
    77,082  Stryker Corp...................   3,141,093
                                            -----------
                                             11,086,236
                                            -----------

            HOUSEHOLD PRODUCTS - 0.89%
    59,700* Bed Bath & Beyond, Inc.........   2,996,194
    16,014  Church & Dwight Co., Inc.......     485,424
    22,300* Culligan Water Technologies....   1,244,619
    32,446  First Brands Corp..............     807,094
    50,200  Premark International Inc......   1,609,538
                                            -----------
                                              7,142,869
                                            -----------

            HUMAN RESOURCES - 1.08%
    30,603  Kelly Services Inc. Class A....   1,124,660
    65,800  Manpower Inc...................   2,825,288
    63,950  Olsten Corp....................     795,378
    77,700* Robert Half International, Inc.   3,933,562
                                            -----------
                                              8,678,888
                                            -----------


================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  13
================================================================================


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            INFORMATION PROCESSING - 10.42%
    46,373* A.C. Nielson................... $ 1,197,003
   173,300* America Online, Inc............  14,438,056
   171,808* BMC Software, Inc..............   7,913,906
    59,458  Comdisco, Inc..................   2,162,785
   146,000* Compuware Corp.................   6,706,875
    35,000  Comverse Technology, Inc.......   1,748,908
    58,051  Diebold, Inc...................   1,697,992
    48,900* Electronic Arts................   2,127,150
    45,864* Fiserv, Inc....................   2,704,545
    22,768* Information Resources, Inc.....     398,440
   125,700* Informix Corp..................     856,331
    54,800* Keane, Inc.....................   2,459,150
    56,800* Lexmark Intl Group, Inc........   3,152,400
    52,107* Mentor Graphics Corp...........     576,434
    86,373* NCR Corp.......................   2,931,284
    60,300* Networks Associates, Inc.......   3,693,375
    16,971  OEA, Inc.......................     290,628
   140,286  Paychex, Inc...................   5,050,279
    14,618* Policy Management Systems
             Corp..........................   1,205,985
   112,492* Quantum Corp...................   2,460,763
    73,208  Reynolds and Reynolds Co.
              Class A......................   1,532,793
    35,225* Sequent Computer Systems, Inc..     583,414
    92,000* Solectron Corp.................   3,806,500
    74,152* Sterling Commerce Inc..........   2,942,908
    58,500* Sterling Software, Inc.........   1,590,469
    45,990* Storage Technology Corp........   3,857,411
    18,525* Stratus Computer, Inc..........     668,058
    32,595* Structural Dynamic Research
              Corp.........................     825,061
    88,100* SunGard Data Systems, Inc......   3,006,413
    50,612* Symantec Corp..................   1,208,362
                                            -----------
                                             83,793,678
                                            -----------

            INSURANCE - CASUALTY - 0.52%
    47,333  American Financial Group, Inc..   2,138,860
    27,027  Transatlantic Holdings, Inc....   2,021,958
                                            -----------
                                              4,160,818
                                            -----------

            INSURANCE - MISCELLANEOUS - 0.82%
    61,500  AMBAC Financial Group Inc......   3,363,281
    24,699  HSB Group Inc..................   1,086,756
    29,000  PMI Group Inc..................   2,180,438
                                            -----------
                                              6,630,475
                                            -----------



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            INSURANCE - MULTILINE - 1.75%
   110,025  AFLAC Inc...................... $ 7,034,723
   107,100  Old Republic International
              Corp.........................   3,052,350
   108,172  Provident Companies Inc........   3,988,843
                                            -----------
                                             14,075,916
                                            -----------
            LEISURE TIME - 0.63%
    66,400  Callaway Golf Co...............   1,369,500
    78,425* Circus Circus Enterprises......   1,392,044
    92,802  International Game Technology..   2,291,049
                                            -----------
                                              5,052,593
                                            -----------
            LODGING - 0.40%
    74,257* Promus Hotel Corp..............   3,211,615
                                            -----------
            MACHINERY - AGRICULTURE - 0.16%
    50,200  AGCO Corp......................   1,261,275
                                            -----------
            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.14%
    15,171  Granite Construction, Inc......     428,581
    21,268* Jacobs Engineering Group, Inc..     683,235
                                            -----------
                                              1,111,816
                                            -----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - 1.05%
    24,573  Albany International Corp.
              Class A......................     712,617
    29,722  Cordant Technologies Inc.......   1,482,385
    28,718  Flowserve Corp.................     832,822
    27,800  Newport News Shipbuilding......     778,400
    14,414  Nordson Corp...................     655,837
    26,633  Stewart & Stevenson Services,
              Inc..........................     552,635
    17,600  Tecumseh Products Co. Class A..     877,800
    53,292  Tidewater, Inc.................   2,025,096
    21,724  Watts Industries, Inc. Class A.     506,441
                                            -----------
                                              8,424,033
                                            -----------
            MERCHANDISE - DRUG - 0.09%
    62,900* Perrigo Co.....................     691,900
                                            -----------
            MERCHANDISE - SPECIALTY - 4.79%
    28,386* BJ's Wholesale Club Inc........   1,121,247
    53,500* Barnes & Noble, Inc............   1,812,313
    72,400* Best Buy Co., Inc..............   2,362,050
    75,400* CompUSA, Inc...................   1,187,550
   120,190  Dollar General Corp............   4,582,243
    15,764  Enesco Group Inc...............     481,787
    37,100  Fingerhut Companies, Inc.......   1,087,494
    70,800* General Nutrition Cos., Inc....   2,234,625




  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------
            MERCHANDISE - SPECIALTY - Continued
   125,800* Kohl's Corp.................... $ 5,983,363
    28,500* Micro Warehouse, Inc...........     498,750
   130,437* Office Depot, Inc..............   3,847,892
   110,300* OfficeMax, Inc.................   1,813,056
    45,311  Sotheby's Holdings, Inc.
              Class A......................   1,042,153
   206,225* Staples, Inc...................   5,181,403
    29,436  Tiffany & Co...................   1,409,249
   114,200* US Office Products, Co.........   1,934,263
    68,900  Viking Office Products, Inc....   1,970,113
                                            -----------
                                             38,549,551
                                            -----------

            MERCHANDISING - DEPARTMENT - 0.52%
    75,400* Proffit's Inc..................   2,959,450
    52,500* Saks Holding, Inc..............   1,237,031
                                            -----------
                                              4,196,481
                                            -----------

            MERCHANDISING - FOOD - 0.27%
    34,700  Hannaford Bros. Co.............   1,533,306
    36,200  Ruddick Corp...................     647,075
                                            -----------
                                              2,180,381
                                            -----------

            MERCHANDISING - MASS - 0.93%
   141,720  Family Dollar Stores, Inc......   2,347,238
   119,900* Fred Meyer, Inc................   5,155,700
                                            -----------
                                              7,502,938
                                            -----------

            METALS - ALUMINUM - 0.26%
    44,167* Alumax Inc.....................   2,067,568
                                            -----------

            METALS - MISCELLANEOUS - 0.31%
    13,600  Brush Wellman Inc..............     331,500
    21,306  Kennametal, Inc................   1,025,351
    19,350  Precision Castparts Corp.......   1,115,044
                                            -----------
                                              2,471,895
                                            -----------
            METALS - STEEL - 0.55%
    47,800  AK Steel Holding Corp..........     890,275
    15,710  Carpenter Technology Corp......     832,630
     9,157  Cleveland-Cliffs Inc...........     484,749
    39,742  Harsco Corp....................   1,733,745
    21,123  Oregon Steel Mills, Inc........     510,913
                                            -----------
                                              4,452,312
                                            -----------

            MISCELLANEOUS - 0.18%
    65,400* Corrections Corp. of America...   1,487,850
                                            -----------


================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
14                                                                  May 31, 1998
================================================================================


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            MULTIMEDIA - 1.08%
   176,956* Cadence Design Systems, Inc.... $ 6,237,699
    57,300* Synopsys Inc...................   2,460,319
                                            -----------
                                              8,698,018
                                            -----------
            NATURAL GAS - DIVERSIFIED - 0.79%
   104,400  El Paso Natural Gas Co.........   4,032,450
    33,343  Questar Corp...................   1,352,475
    59,632* Seagull Energy Corp............     987,655
                                            -----------
                                              6,372,580
                                            -----------
            OIL - INTEGRATED DOMESTIC - 0.08%
    37,114  Quaker State Corp..............     628,618
                                            -----------
            OIL - INTEGRATED
            INTERNATIONAL - 0.23%
    36,446  Murphy Oil Corp................   1,833,689
                                            -----------
            OIL - SERVICE - PRODUCTS - 1.37%
    61,842* BJ Services Co.................   2,021,460
    79,168* Evi Weatherford Inc,...........   4,002,928
   105,700  Noble Drilling Corp............   3,118,150
    61,125* Parker Drilling Co.............     515,742
    51,372* Varco International, Inc.......   1,338,883
                                            -----------
                                             10,997,163
                                            -----------
            OIL - SERVICES - 2.45%
    32,900  Camco International, Inc.......   2,294,775
   115,700  ENSCO International, Inc.......   2,928,656
   137,915* Global Marine Inc..............   3,077,229
    87,439* Nabors Industries, Inc.........   2,060,281
    33,446* Smith International, Inc.......   1,640,944
    85,300  Transocean Offshore, Inc.......   4,206,357
    46,046  Witco Corp.....................   1,746,870
    34,300  York International Corp........   1,715,000
                                            -----------
                                             19,670,112
                                            -----------
            OIL/GAS PRODUCERS - 1.50%
    55,380  Cabot Corp.....................   1,844,846
    49,935* Noble Affiliates, Inc..........   1,950,586
    86,670* Ocean Energy, Inc..............   1,738,817
    89,300  Pioneer Natural Resources Corp.   2,098,550
    85,366* Ranger Oil Ltd.................     549,544
    74,380  Ultramar Diamond Shamrock Corp.   2,375,511
    46,991  Valero Energy Corp.............   1,533,081
                                            -----------
                                             12,090,935
                                            -----------



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            PAPER/FOREST PRODUCTS - 1.48%
    36,339  Bowater Inc.................... $ 1,839,662
    72,070  Consolidated Papers, Inc.......   2,085,526
    79,200  Georgia-Pacific Corp. Timber
              Group........................   1,866,150
    40,939  Longview Fibre Co..............     675,494
    33,300  P. H. Glatfelter Co............     543,206
    30,676  Pentair Inc....................   1,345,910
    23,100  Rayonier Inc...................   1,084,256
    23,570  Standard Register Co...........     849,993
    57,016  Unisource Worldwide, Inc.......     730,518
    40,061  Wausau-Mosinee Paper Corp......     856,304
                                            -----------
                                             11,877,019
                                            -----------

            POLLUTION CONTROL - 1.39%
    33,033  Calgon Carbon Corp.............     353,040
    81,400* United States Filter Corp......   2,477,613
   176,500* USA Waste Services, Inc........   8,328,594
                                            -----------
                                             11,159,247
                                            -----------

            PUBLISHING - NEWS - 0.83%
    34,700  Lee Enterprises, Inc...........   1,054,012
    22,168  Media General, Inc. Class A....   1,019,728
     8,561  Washington Post Co. Class B....   4,625,080
                                            -----------
                                              6,698,820
                                            -----------
            PUBLISHING/PRINTING - 0.40%
    23,886  Banta Corp.....................     756,888
    29,232  Houghton Mifflin Co............   1,015,812
    12,900* Scholastic Corp................     516,000
    34,928  Wallace Computer Svcs, Inc.....     934,324
                                            -----------
                                              3,223,024
                                            -----------
            RAILROAD - 0.86%
    20,612  GATX Corp......................   1,692,760
    13,359  Illinois Central Corp..........     495,953
    88,796  Kansas City Southern Ind.......   3,762,730
    41,500* Wisconsin Central Transport....     972,656
                                            -----------
                                              6,924,099
                                            -----------
            RESTAURANTS - 1.31%
    36,633  Bob Evans Farms, Inc...........     780,741
    61,155* Brinker International, Inc.....   1,330,121
    37,432* Buffets, Inc...................     610,610
    48,966  Cracker Barrel, Inc............   1,579,153
    33,100* Lone Star Steakhouse & Saloon..     558,563
    43,500* Outback Steakhouse Inc.........   1,604,062




  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            RESTAURANTS - Continued
    16,888* Sbarro, Inc.................... $   493,974
    75,000* Starbucks Corp.................   3,600,000
                                            -----------
                                             10,557,224
                                            -----------

            SAVINGS & LOAN - 0.83%
   109,700  Charter One Financial, Inc.....   3,757,225
    99,000  Dime Bancorp, Inc..............   2,889,563
                                            -----------
                                              6,646,788
                                            -----------

            SECURITIES RELATED - 1.82%
    96,014  A.G. Edwards, Inc..............   3,882,567
   111,184  Bear Stearns Co. Inc...........   6,031,730
   109,200  Paine Webber Group Inc.........   4,688,775
                                            -----------
                                             14,603,072
                                            -----------

            SEMICONDUCTORS - 2.56%
    73,540* Altera Corp....................   2,472,783
   129,938* Analog Devices, Inc............   3,207,836
    82,200* Atmel Corp.....................   1,217,588
    36,188  Avnet, Inc.....................   2,135,091
    56,136  Cirrus Logic, Inc..............     561,360
    74,982* Cypress Semiconductor Corp.....     642,033
    62,554  Linear Technology Corp.........   4,374,870
   110,500  Maxim Integrated Products, Inc.   3,687,937
    61,281* Xilinx, Inc....................   2,330,596
                                            -----------
                                             20,630,094
                                            -----------

            TELECOMMUNICATIONS - 1.75%
   110,128* ADC Communications, Inc........   3,097,350
    39,742  COMSAT Corp....................   1,386,002
    86,700  LCI International, Inc.........   3,245,831
    56,900* QUALCOMM, Inc..................   2,965,912
    97,901* 360 Communications Co..........   2,796,297
    34,640* Vanguard Cellular Systems, Inc.
             Class A.......................     621,355
                                            -----------
                                             14,112,747
                                            -----------

            TEXTILE - PRODUCTS - 1.00%
    47,600* Burlington Industries, Inc.....     835,975
    44,500  Jones Apparel Group, Inc.......   2,820,187
   101,623  Shaw Industries Inc............   1,625,968
    55,429  Unifi, Inc.....................   2,158,266
    24,984  Wellman, Inc...................     601,178
                                            -----------
                                              8,041,574
                                            -----------

================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  15
================================================================================


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------
            TOBACCO - 0.13%
    28,435  Universal Corp................. $ 1,068,090
                                            -----------
            TRUCKERS - 0.26%
    20,214  Arnold Industries, Inc.........     315,844
    42,700  CNF Transportation, Inc........   1,753,368
                                            -----------
                                              2,069,212
                                            -----------
            UTILITIES - COMMUNICATION - 1.63%
    28,818  Aliant Communications, Inc.....     668,217
    72,675  Century Telephone Enterprises,
              Inc..........................   3,220,411
   110,000  Cincinnati Bell, Inc...........   3,499,375
    56,964  Southern New England Telecom...   3,667,057
    47,791  Telephone and Data Systems.....   2,090,855
                                            -----------
                                             13,145,915
                                            -----------
            UTILITIES - ELECTRIC - 9.05%
   140,472* AES Corp.......................   6,681,200
   107,914  Allegheny Energy, Inc..........   3,028,336
    16,279  Black Hills Corp...............     357,121
    62,300* Calenergy, Inc.................   1,884,575
    27,916  Central Maine Power Co.........     533,894
    18,459  Cleco Corp.....................     552,616
    75,364  CMS Energy Corp................   3,283,043
    87,538  Conectiv, Inc..................   1,789,058
    55,421  Energy East Corp...............   2,251,478
    79,262  Florida Progress Corp..........   3,269,557
    24,166  Hawaiian Electric Industries,
              Inc..........................     924,350
    30,123  Idaho Power Co.................   1,029,830
    68,300  Illinova Corp..................   1,984,969
    16,859  Indiana Energy, Inc............     520,522
    61,916  Interstate Energy Corp.........   1,861,350
    39,564  IPALCO Enterprises, Inc........   1,666,634
    59,019  Kansas City Power & Light Co...   1,696,796
   104,342  LG&E Energy Corp...............   2,771,583
    75,334  Mid American Energy Holdings
              Co...........................   1,567,888
    23,218  Minnesota Power Inc............     915,660
    51,457  Montana Power Co...............   1,865,316
    37,633  Nevada Power Co................     898,488
    92,322  New Century Energies, Inc......   4,246,811
    60,017  New England Electrical System..   2,505,710
   101,544  NIPSCO Industries, Inc.........   2,728,995
   104,133* Northeast Utilities............   1,659,620
    32,946  OGE Energy Corp................   1,766,729
    68,023  Pinnacle West Capital Corp.....   3,056,783
   106,964  Potomac Electric Power Co......   2,613,933
    33,537  Public Service Co. of
              New Mexico...................     727,334
    69,062  Puget Sound Energy Inc.........   1,804,245




  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  -----------

            UTILITIES - ELECTRIC - Continued
    84,688  Scana Corp..................... $ 2,440,073
    95,820  TECO Energy, Inc...............   2,509,286
    45,388  UtiliCorp United Inc...........   1,614,111
    34,424  Washington Gas Light Co........     897,176
    96,752  Wisconsin Energy Corp..........   2,854,184
                                            -----------
                                             72,759,254
                                            -----------
            UTILITIES - GAS, DISTRIBUTION - 1.61%
    45,536  AGL Resources, Inc.............     910,720
   138,305* Keyspan Energy Corp............   4,659,150
    58,268  MCN Energy Group Inc...........   2,097,647
    31,178  National Fuel Gas Co...........   1,321,168
   125,446  Tosco Corp.....................   3,982,910
                                            -----------
                                             12,971,595
                                            -----------
            WATER SERVICES - 0.23%
    64,000  American Water Works Co., Inc..   1,880,000
                                            -----------
            TOTAL COMMON STOCKS
            (Cost $534,296,502)............ 799,157,983
                                            -----------
    PAR
   VALUE
----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 0.35%

            FINANCE COMPANIES - 0.16%
$1,259,000  Ford Motor Credit Co.,
               5.45% due 06/01/98..........   1,259,000
                                            -----------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.19%
 1,560,000  Cooper Industries, Inc.,
               5.67% due 06/01/98..........   1,560,000
                                            -----------

            TOTAL CORPORATE SHORT
            TERM COMMERCIAL PAPER
            (Cost $2,819,000)..............   2,819,000
                                            -----------

            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.07%

            U.S. TREASURY BILLS - 0.07%
            United States Treasury Bills:
   200,000     4.94 % due 6/4/98...........     199,918
   250,000     4.74 % due 6/4/98...........     249,901
   100,000     4.65 % due 6/4/98...........      99,961
                                            -----------
                                                549,780
                                            -----------


                                               MARKET
                                               VALUE
                                           ------------
            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM -
            (Cost $549,780)................ $   549,780
                                           ------------

            TOTAL INVESTMENTS
            (Cost $537,665,282) - 99.78%... 802,526,763
            Other assets and liabilities,
             net - 0.22%...................   1,790,866
                                           ------------
            NET ASSETS (equivalent
             to $25.27 per share on
             31,829,893 shares
             outstanding) -100%........... $804,317,629
                                           ============
          * Non-income producing

                                             UNREALIZED
CONTRACTS                                   DEPRECIATION
---------                                   ------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 5/31/98)
   18 (2)   S&P MidCap 400 Index Futures
            (June/$357.75)................. $   (40,725)
                                            ===========

            (1)U.S.Treasury Bills with a market value of
               approximately $550,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
            (2)Per 500


--------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  31,829,893 shares outstanding........... $    318,299
Additional paid in capital................  471,400,467
Undistributed net realized gain on
  securities..............................   67,735,760
Undistributed net investment income.......       42,347
Unrealized appreciation (depreciation) of:
  Investments........... $264,861,481
  Futures...............      (40,725)      264,820,756
                         ------------      ------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING............................. $804,317,629
                                           ============


===============================================================================

                    MIDCAP INDEX FUND - FINANCIAL STATEMENTS
16
===============================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Dividends.............................................................................  $  8,911,421
Interest..............................................................................       609,816
                                                                                        ------------
  Total investment income.............................................................     9,521,237
                                                                                        ------------

EXPENSES:
Advisory fees.........................................................................     2,313,256
Custodian and accounting services.....................................................       165,053
Reports to shareholders...............................................................        58,613
Audit fees and tax services...........................................................        18,922
Directors' fees and expenses..........................................................        14,303
Miscellaneous.........................................................................        49,866
                                                                                        ------------
  Total expenses......................................................................     2,620,013
                                                                                        ------------
NET INVESTMENT INCOME.................................................................     6,901,224
                                                                                        ------------

REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on:
  Investments....................................................... $ 67,034,658
  Futures contracts.................................................    1,444,055         68,478,713
                                                                     ------------
Net unrealized appreciation (depreciation) during the year:
  Investments.......................................................  104,256,508
  Futures contracts.................................................     (160,580)       104,095,928
                                                                     ------------       ------------
   Net realized and unrealized gain on securities during the year.....................   172,574,641
                                                                                        ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................  $179,475,865
                                                                                        ============


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                                         1998                1997
                                                                     ------------        ------------
OPERATIONS:
Net investment income............................................... $  6,901,224        $  6,894,820
Net realized gain on securities.....................................   68,478,713          39,709,142
Net unrealized appreciation of securities during the year...........  104,095,928          45,603,667
                                                                     ------------        ------------
  Increase in net assets resulting from operations..................  179,475,865          92,207,629
                                                                     ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................   (6,915,741)         (6,892,259)
Net realized gain on securities.....................................  (39,892,715)        (33,690,297)
                                                                     ------------        ------------
  Decrease in net assets resulting from distributions
   to shareholders..................................................  (46,808,456)        (40,582,556)
                                                                     ------------        ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold....................................   54,227,081          33,601,532
Proceeds from capital stock issued for distributions reinvested.....   46,808,456          40,582,556
                                                                     ------------        ------------
                                                                      101,035,537          74,184,088
Cost of capital stock repurchased...................................  (36,446,663)        (59,435,374)
                                                                     ------------        ------------
  Increase in net assets resulting from
   capital stock transactions.......................................   64,588,874          14,748,714
                                                                     ------------        ------------
TOTAL INCREASE IN NET ASSETS........................................  197,256,283          66,373,787

NET ASSETS:
Beginning of year...................................................  607,061,346         540,687,559
                                                                     ------------        ------------
End of year (including undistributed net investment income
  of $42,347 and $ 56,864) ......................................... $804,317,629        $607,061,346
                                                                     ============        ============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold........................................    2,234,398           1,775,391
Shares issued for distributions reinvested..........................    1,997,359           2,124,784
Shares of capital stock repurchased ................................   (1,539,198)         (3,084,568)
                                                                     ------------        ------------
  Increase in shares outstanding....................................    2,692,559             815,607
Shares outstanding:
  Beginning of year.................................................   29,137,334          28,321,727
                                                                     ------------        ------------
  End of year.......................................................   31,829,893          29,137,334
                                                                     ============        ============

===============================================================================
                     SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS
 May 31, 1998                                                                17
===============================================================================


       NUMBER                                         MARKET
     OF SHARES                                        VALUE
     ----------                                    ----------
                  COMMON STOCKS - 97.11%

                  ADVERTISING - 0.82%
     9,025*       ADVO, Inc......................  $  226,189
     4,300*       American Business Information
                   Class B.......................      54,288
     5,100*       Catalina Marketing Corp........     230,775
       400        Grey Advertising, Inc..........     178,800
     4,525*       HA-LO Industries, Inc..........     139,992
     6,000*       Lamar Advertising Co...........     190,500
     6,600*       NFO Worldwide Inc..............     112,200
     9,200*       National Media Corp............      12,075
    10,200*       Outdoor Systems Inc............     306,000
     4,000*       Snyder Communications, Inc.....     161,250
     7,100        True North Communications Inc..     225,868
     6,900*       Westwood One, Inc..............     184,575
                                                   ----------
                                                    2,022,512
                                                   ----------

                  AEROSPACE/DEFENSE - 0.77%
     2,300*       Alliant Techsystems, Inc.......     148,350
     6,700*       Aviall, Inc....................      97,988
     1,600*       Banner Aerospace, Inc..........      18,900
     6,600*       BE Aerospace, Inc..............     190,782
     2,700        Cubic Corp.....................      79,313
     9,800        EG & G, Inc....................     308,700
     5,200*       Fairchild Corp. Class A........     103,025
     6,800        Gencorp Inc....................     202,725
    14,900*       Geotek Communications, Inc.....       5,587
     7,800*       Orbital Sciences Corp..........     318,825
     3,400*       Remec, Inc.....................      48,875
     2,000*       Sequa Corp. Class A............     138,250
     3,700*       Tech-Sym Corp..................     107,068
     7,200*       Trimble Navigation Ltd.........     141,750
                                                   ----------
                                                    1,910,138
                                                   ----------

                  AIRLINES - 0.56%
     9,300*       Airtran Holdings Inc...........      67,135
     3,800*       Alaska Air Group, Inc..........     175,988
    14,100*       American West Holdings Corp.
                   Class B.......................     399,206
     5,500        ASA Holdings, Inc..............     216,219
     3,300        Circle International Grp, Inc..      89,306
     6,100        Expeditors International
                   of WA.........................     244,000
                                                   ----------
     1,050*       Mesaba Holdings, Inc...........      22,838
     1,950*       Midwest Express Holdings, Inc..      55,940
    11,100*       Transport World Airls, Inc.....     115,162
                                                   ----------
                                                    1,385,794
                                                   ----------


       NUMBER                                        MARKET
     OF SHARES                                       VALUE
     ----------                                   ----------
                  APPAREL & PRODUCTS - 1.42%
     1,800*       Abercrombie and Fitch Co.......  $   76,050
     9,400*       Ann Taylor Stores Corp.........     205,038
     5,600        Authentic Fitness Corp.........     101,850
     1,000*       Buckle, Inc....................      51,000
    11,925        Claire's Stores, Inc...........     224,339
     6,300*       Dress Barn, Inc................     182,503
     1,200        Fab Industries, Inc............      32,550
     8,900*       Footstar Inc...................     393,269
     2,900*       Gadzooks, Inc..................      80,928
     6,200*       Gymboree Corp..................      98,038
     6,000*       Hartmarx Corp..................      47,250
     5,250        Kellwood Co....................     173,578
     5,300*       Land's End, Inc................     171,256
     4,400        Mens Wearhouse, Inc............     187,550
     8,900*       Nautica Enterprises, Inc.......     260,325
     3,600        OshKosh B'Gosh, Inc. Class A...     138,600
       900        Oxford Inds Inc................      31,388
     4,050*       Pacific Sunwear of California..     181,364
     8,900        Phillips-Van Heusen Corp.......     115,700
     3,600        St. John Knits, Inc............     138,375
     6,200*       Stage Stores, Inc..............     289,075
     4,400        Talbots, Inc...................     125,675
     2,400        UniFirst Corp..................      61,800
     2,400*       Urban Outfitters, Inc..........      39,300
     3,700*       Wet Seal, Inc..................     111,000
                                                   ----------
                                                    3,517,801
                                                   ----------
                  APPLIANCES/FURNISHINGS - 1.14%
     4,850        Bassett Furniture Industries...     147,925
     5,000*       CORT Business Services Corp....     195,625
     6,800        Ethan Allen Interiors Inc......     342,125
    15,600*       Furniture Brands
                   International.................     460,200
     8,997*       Griffon Corp...................     124,833
    17,500        Heilig-Meyers Co...............     210,000
     5,800*       Helen Of Troy, Ltd.............     110,925
     4,100        Hunt Corp......................      95,325
     9,200        Kimball International, Inc.
                   Class B.......................     226,550
     2,700        La-Z-Boy Chair Co..............     138,206
     9,085*       Metromedia International
                   Group.........................     122,648
     1,500        National Presto Industries.....      60,656
     4,650        Oneida Ltd.....................     129,909
     5,500*       Renters Choice, Inc............     146,439
     2,850*       SLI, Inc.......................      81,225
     6,800*       Windmere Corp..................     215,475
     9,523*       Zenith Electronics Corp........       4,285
                                                   ----------
                                                    2,812,351
                                                   ----------


       NUMBER                                        MARKET
     OF SHARES                                       VALUE
     ----------                                    ----------
                  AUTO - CARS - 0.09%
     3,900*       Budget Group, Inc..............  $  115,050
     5,100*       United Auto Group, Inc.........     104,550
                                                   ----------
                                                      219,600
                                                   ----------

                  AUTO - ORIGINAL EQUIPMENT - 0.95%
     5,900*       Allen Telecom, Inc.............      70,800
     5,000        Arvin Industries, Inc..........     185,313
     5,100        Breed Technologies, Inc........      97,219
     8,400        Carlisle Cos Inc...............     406,350
    10,200        Donaldson Co., Inc.............     222,488
     9,600        Federal-Mogul Corp.............     568,200
     6,800        Hayes Lemmerz Intl, Inc........     266,475
     7,150*       Miller Industries, Inc.........      50,944
     5,700        Modine Manufacturing Co........     193,800
     5,100        Superior Industries
                   International, Inc............     148,537
     3,100*       Tower Automotive, Inc..........     145,505
                                                   ----------
                                                    2,355,631
                                                   ----------

                  AUTO - REPLACEMENT PARTS - 0.68%
     2,800*       Aftermarket Technology Corp....      47,950
     3,400        A.O. Smith Corp................     171,700
    15,100*       Collins & Aikman Corp..........     105,700
     3,900        Discount Auto Parts, Inc.......     100,181
     5,400        Furon Co.......................      86,063
     8,200        Kaydon Corp....................     323,388
     3,457        Myers Industries, Inc..........      73,029
     1,600*       O'Reilly Automotive, Inc.......      52,000
     3,200*       SPX Corp.......................     221,200
     5,350        Simpson Industries, Inc........      74,900
     3,200*       Standard Motor Products, Inc...      70,400
     4,450        Standard Products Co. Class A..     130,719
     6,700*       TBC Corp.......................      54,019
     3,300*       Walbro Corp....................      34,031
     6,468        Wynn's International, Inc......     135,827
                                                   ----------
                                                    1,681,107
                                                   ----------

                  BANKS - OTHER - 0.41%
         1        BankBoston Corp................         105
       700        Citizens Bancshares, Inc.......      48,913
     1,600        Irwin Financial Corp...........      43,600
    38,612        Sovereign Bancorp, Inc.........     682,950
    14,200        Westernbank Puerto Rico........     241,400
                                                   ----------
                                                    1,016,968
                                                   ----------

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS
 18                                                                May 31, 1998
===============================================================================


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            BANKS - REGIONAL - 6.45%
     7,350  AMCORE Financial, Inc..........  $  180,994
     3,850  Anchor BanCorp Wisconsin, Inc..     163,144
    12,396  Associated Banc-Corp...........     613,602
     1,207* BOK Financial Corp.............      59,747
     2,600  BancFirst Corp.................     123,500
     9,400  BancorpSouth, Inc..............     200,338
     1,785  Bank of Granite Corp...........      73,185
     9,200  Bank United Corp...............     460,000
     6,400  Banknorth Group, Inc...........     233,600
     4,464  CNB Bancshares, Inc............     206,460
     2,100  Capital City Bank Group, Inc...      97,519
     4,110  Chemical Financial Corp........     173,648
     6,450  Citizens Banking Corp..........     223,331
    10,400  Colonial BancGroup, Inc........     336,700
     5,249  Commerce Bancorp, Inc..........     291,648
     8,175  Commercial Federal Corp........     272,330
     7,500  Commonwealth Bancorp, Inc......     177,188
    13,000  Community First Bankshares.....     316,875
       760  Community Trust Bancorp........      23,180
     3,850  Corus Bankshares, Inc..........     162,181
     5,740  Cullen/Frost Bankers, Inc......     311,036
     3,500  F & M Bancorporation, Inc......     141,750
     4,742  F & M National Corp............     139,593
     6,510  FNB Corp.......................     231,105
     5,586  First American
             Financial Corp. Class A.......     402,890
     2,450  First Citizens
             BancShares, Inc. Class A......     259,700
     8,800  First Colorado Bancorp., Inc...     250,800
     1,500  First Commerce Bancshares, Inc
             Class B.......................      40,500
     5,600  First Commonwealth Financial...     158,200
     3,872  First Financial Bancorp........     222,156
       900  First Financial Bankshares.....      36,844
       531  First Financial Corp...........      27,280
     5,875  First Midwest Bancorp, Inc.....     269,883
       700  First United Bancshares........      36,400
     5,208  First Western Bancorp, Inc.....     160,635
     3,805  Firstbank of Illinois Co.......     162,664
     5,800  FirstBank Puerto Rico..........     324,075
    11,346  Fulton Financial Corp..........     297,839
     2,000  GBC Bancorp....................      57,250
     5,124  HUBCO, Inc.....................     180,621
     3,346  Harleysville National Corp.....     136,350
     2,850  Heritage Financial Services....     100,106
    10,339* Imperial Bancorp...............     302,416
     8,700  Magna Group, Inc...............     483,394


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            BANKS - REGIONAL - Continued
     1,100  MainStreet Financial Corp......  $   33,413
    10,118  Mid-Am, Inc....................     258,009
     2,400  Mississippi Valley Bancshares,.      92,700
     7,700  National Bancorp of Alaska.....     245,438
     4,336  National City Bancshares, Inc..     173,711
     2,421  National Penn Bancshares, Inc..      81,709
     6,200  Ocean Financial Corp...........     119,059
     8,800* Ocwen Financial Corp...........     214,500
     6,546  Old National Bancorp Indiana...     314,208
     3,900* Omega Financial Corp...........     145,275
     9,258  One Valley Bancorp of West Va..     324,030
     8,100* PFF Bancorp, Inc...............     158,456
     2,200  Park National Corp.............     209,550
     1,031  Peoples First Corp.............      35,344
     7,100  Riggs National Corp............     194,363
     9,900  Roslyn Bancorp, Inc............     232,960
     3,690  S&T Bancorp, Inc...............     198,337
    12,250  St. Paul Bancorp, Inc..........     309,312
     4,600* Silicon Valley Bancshares......     150,650
     1,400* Southwest Bancorporation of TX.      55,125
     2,200  Sumitomo Bank of California....      82,225
     4,912  Susquehanna Bancshares, Inc....     182,357
     5,400  Texas Regional
             Bancshares Class A............     172,800
     4,700  Trans Financial, Inc...........     250,862
     1,800  Triangle Bancorp, Inc..........      52,537
     6,700  Trust Co. of New Jersey........     182,575
     5,992  TrustCo Bank Corp. NY..........     170,771
    19,100  Trustmark Corp.................     408,262
     5,892  UMB Financial Corp.............     324,060
     8,700  UST Corp.......................     241,968
     7,400  United Bankshares Inc. WV......     185,925
       400  USBANCORP, Inc.................      31,950
     1,200  Vermont Financial Services.....      33,975
     8,600  Webster Financial Corp.........     290,250
    12,561  Westamerica Bankcorporation....     387,820
     2,294  Westcorp.......................      27,815
     4,300  Whitney Holding Corp...........     237,037
                                             ----------
                                             15,931,995
                                             ----------
            BEVERAGE - BREWERS/
            DISTRIBUTORS - 0.24%
     9,300  Adolph Coors Class B...........     348,750
     3,200* Boston Beer, Inc. Class A......      35,200
     3,300* Canandaigua Brands, Inc.
             Class A.......................     152,213
     1,300* Robert Mondavi Corp. Class A...      46,312
                                             ----------
                                                582,475
                                             ----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   -----------

            BEVERAGE - SOFT DRINKS - 0.05%
     1,400  Coca-Cola Bottling Co..........  $   87,238
     4,500* National Beverage Corp.........      46,406
                                             ----------
                                                133,644
                                             ----------

            BROADCASTING - 1.57%
     3,200  Ackerley Group, Inc............      64,000
     7,900* American Mobile
             Satellite Corp................      90,850
     4,870  American Radio
             Systems, Corp. Class A........     322,029
     8,900* ANTEC Corp.....................     170,491
     9,000* Cablevision
             Systems Corp. Class A.........     498,375
    12,600* Century Communications Corp.
             Class A.......................     200,813
     1,300* Cox Radio, Inc. Class A........      54,763
     3,100* Emmis Broadcasting Corp.
             Class A.......................     136,981
     6,400  Heftel Broadcasting Corp.
             Class A.......................     242,400
    14,100* Jacor Communications, Inc......     745,538
     2,500* Paxson Communications Corp.....      29,531
     2,400  SFX Broadcasting, Inc.
             Class A.......................     181,200
     2,675* SAGA Communications, Inc.
             Class A.......................      55,506
     4,200  TCA Cable TV, Inc..............     255,938
     9,800* United International
             Holdings Class A..............     161,700
    12,500* United States Satellite
             Broadcasting Co., Inc
             Class A.......................     119,530
     1,700  United Television, Inc.........     185,938
     4,100* United Video
             Satellite Group Class A.......     159,643
     4,200* Young Broadcasting Inc.
             Class A.......................     217,875
                                             ----------
                                              3,893,101
                                             ----------

            BUILDING MATERIALS - 1.28%
     3,800* ABT Building Products Corp.....      54,150
     1,100  Ameron, Inc....................      66,138
     6,900  Apogee Enterprises, Inc........      96,169
     1,850  Butler Manufacturing Co........      64,750
     8,400  CalMat Co......................     211,050
     3,000  Centex Construction Production.     114,750
     2,600* Cooper Companies, Inc..........     102,700
     7,300* Dal-Tile International, Inc....     101,288
     3,450  Elcor Corp.....................      91,425
    19,100  Fedders USA Inc................     119,375
     3,400  Florida Rock Industries, Inc...     105,825
     5,200  Interface, Inc. Class A........     203,775
     3,800  Lone Star Industries, Inc......     285,713
     4,200  Medusa Corp....................     242,025
     1,000* Mestek, Inc....................      19,125
     1,700* NCI Building Systems, Inc......      90,206
     1,100  Puerto Rican Cement Co., Inc...      58,781

===============================================================================
                 SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                19
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            BUILDING MATERIALS - Continued
     7,000  Southdown, Inc.................  $  459,375
     5,700  Texas Industries, Inc..........     338,437
     3,800* Triangle Pacific Corp..........     167,675
     5,700  Watsco, Inc....................     167,437
                                             ----------
                                              3,160,169
                                             ----------


            CHEMICAL - MAJOR - 0.34%
     8,100  Albemarle Corp.................     196,931
     4,100  Chemed Corp....................     150,931
     6,409* Hexcel Corp....................     175,446
     6,900  Polymer Group, Inc.............      82,369
     4,100* Synetic, Inc...................     242,669
                                             ----------
                                                848,346
                                             ----------

            CHEMICAL - MISCELLANEOUS - 1.81%
     4,150  Cambrex Corp...................     232,141
     7,900  ChemFirst, Inc.................     202,931
     5,800  Dexter Corp....................     239,250
     9,600  Ferro Corp.....................     274,800
     8,500* Fisher Scientific Int'l., Inc..     113,156
     3,600  Foamex International, Inc......      55,800
     3,500  H.B. Fuller Co.................     219,188
     4,500  General Chemical Group, Inc....     114,750
     5,900  Geon, Co.......................     127,588
     7,100  Georgia Gulf Corp..............     177,944
     9,100  M.A. Hanna Co..................     182,569
    12,200  Lawter International, Inc......     117,425
     4,950  LeaRonal, Inc..................     146,643
     6,600  MacDermid, Inc.................     270,600
     1,600  McWhorter Technologies, Inc....      44,200
     5,600  Minerals Technologies Inc......     296,450
     5,600* Mycogen Corp...................     132,300
     1,200  NCH Corp.......................      76,425
     8,200  NL Industries, Inc.............     164,000
     7,300  OM Group, Inc..................     302,950
     8,500  Rollins, Inc...................     175,312
     9,400  A. Schulman, Inc...............     186,825
     2,000  Stepan Co......................      63,250
     4,000* TETRA Technologies, Inc........      87,250
     4,450* VWR Scientific Products Corp...     126,825
     6,750  W.H. Brady Co. Class A.........     195,750
     5,000  WD-40 Co.......................     137,187
                                             ----------
                                              4,463,509
                                             ----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            COAL - 0.13%
     1,634  NACCO Industries, Inc.
             Class A.......................  $  239,381
     4,100  Zeigler Coal Holding Co........      74,569
                                             ----------
                                                313,950
                                             ----------

            CONGLOMERATES - 0.22%
     2,700  MAXXAM, Inc....................     159,131
    12,400  Ogden Corp.....................     354,175
     1,400* PEC Israel Economic Corp.......      30,975
                                             ----------
                                                544,281
                                             ----------
            CONSUMER FINANCE - 0.67%
     7,700* AmeriCredit Corp...............     251,213
    12,100* Arcadia Financial Ltd..........      90,750
     6,875  Chittenden Corp................     256,094
     5,800  Eaton Vance Corp...............     260,638
     1,050  Fund American Enterprises......     153,890
     9,200* IMC Mortgage Co................     120,750
    44,400* Mercury Finance Co.............      11,100
     3,830* National Auto Credit, Inc......       3,830
     5,000  SEI Corp.......................     333,750
     6,450  WesBanco, Inc..................     169,312
                                             ----------
                                              1,651,327
                                             ----------

            CONTAINERS - METAL/GLASS - 0.59%
     1,900* Alltrista Corp.................      48,450
     4,500  AptarGroup, Inc................     291,656
     9,500  Ball Corp......................     374,656
     1,400* CSS Industries, Inc............      45,850
     9,150* CLARCOR, Inc...................     210,450
     5,500  Greif Brothers Corp. Class A...     200,063
     1,125  Liqui-Box Corp.................      48,164
     4,000* Silgan Holdings, Inc...........     133,000
     6,100* U.S. Can Corp..................     103,319
                                             ----------
                                              1,455,608
                                             ----------

            CONTAINERS - PAPER - 0.22%
     5,300  Chesapeake Corp................     188,150
    13,000* Gaylord Container Corp.
             Class A.......................     108,875
     8,190  Rock-Tenn Co. Class A..........     120,291
     9,000* Shorewood Packaging Corp.......     124,312
                                             ----------
                                                541,628
                                             ----------

            COSMETICS/TOILETRIES - 0.09%
     2,100  Alberto-Culver Co. Class B.....      62,475
    11,500  Playtex Products, Inc..........     165,313
                                             ----------
                                                227,788
                                             ----------

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            DRUGS - 2.76%
     7,500* Agouron Pharmaceuticals, Inc...  $  255,000
     2,000* Algos Pharmaceuticals Corp.....      73,125
     6,100* Alkermes, Inc..................     133,438
     9,600* Alliance Pharmaceutical Corp...      45,000
     3,500  A.L. Pharma Inc. Class A.......      76,125
     6,200* AmeriSource Health Corp
             Class A.......................     337,125
     8,500* Amylin Pharmaceuticals, Inc....      36,125
     1,700* Aphton Corp....................      21,781
     2,700* Barr Laboratories, Inc.........     110,194
     2,700  Bindley Western Industries.....      95,850
     5,300* CNS, Inc.......................      21,863
     7,900  Carter-Wallace Inc.............     140,719
     7,900* Cephalon, Inc..................      83,938
     7,000* Columbia Laboratories, Inc.....      59,063
     7,300* COR Therapeutics, Inc..........     125,469
    18,000* Covance Inc....................     381,375
     6,400* Cygnus, Inc....................      59,200
     4,500* GelTex Pharmaceuticals, Inc....     103,781
    14,500* Gensia, Inc....................      61,625
     5,000* Guilford Pharmaceuticals, Inc..      90,313
     2,100  Herbalife International, Inc.
             Class A.......................      54,075
     2,200  Herbalife International, Inc.
             Class B.......................      51,425
     4,900* Human Genome Sciences, Inc.....     178,850
    15,697  ICN Pharmaceuticals, Inc.......     677,914
    11,200* ICOS Corp......................     235,900
     4,400* IDEC Pharmaceuticals Corp......     138,600
     5,500* Incyte Pharmaceuticals, Inc....     201,953
     4,400* Inhale Therapeutic Systems.....     145,200
     5,900* Interneuron Pharmaceuticals....      26,919
     5,600  Jones Pharma Inc...............     172,200
     5,000* KOS Pharmaceuticals, Inc.......      57,188
     4,450  Life Technologies, Inc.........     152,134
     9,558* Ligand Pharmaceuticals, Inc.
             Class B.......................     133,215
     4,300* Martek Biosciences Corp........      53,213
     4,100* Medicis Pharmaceutical
             Class A.......................     167,331
     7,300* Millennium Pharmaceuticals.....     128,663
     2,400* Miravant Medical Technologies..      64,800
     4,030  Natures Sunshine
             Products, Inc.................      93,193
     6,700* Neoprobe Corp..................      29,312
     2,900* Neurogen Corp..................      49,662
     8,300* NeXstar Pharmaceuticals, Inc...      83,518
    11,000* P-Com, Inc.....................     165,000
     4,800* Parexel International Corp.....     144,000
     5,300* Pathogenesis Corp..............     191,462
     6,600* Regeneron Pharmaceuticals Inc..      61,669

===============================================================================
      SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
20                                                                May 31, 1998
===============================================================================


  NUMBER                                      MARKET
 OF SHARES                                    VALUE
 ---------                                    ------

            DRUGS - Continued
     2,900* Roberts Pharmaceutical Corp....  $   47,850
     5,200* SangStat Medical Corp..........     136,500
     8,400* Sepracor Inc...................     361,200
    12,400* SEQUUS Pharmaceuticals, Inc....     141,050
     5,600* Vertex Pharmaceuticals Inc.....     161,000
     5,750* Vitalink Pharmacy Services.....     124,703
     8,000* Vivus Inc......................      74,000
                                             ----------
                                              6,814,808
                                             ----------

            ELECTRICAL EQUIPMENT - 1.83%
     8,200  AMETEK, Inc....................     236,775
     3,800* Amphenol Corp. Class A.........     206,625
     6,200* Applied Magnetics Corp.........      34,875
     5,257* BancTec, Inc...................     122,882
     6,100  Belden, Inc....................     242,094
     6,900* Cable Design Technologies......     162,581
     4,300* California Microwave, Inc......      92,181
     9,600  Digital Microwave Corp.........      92,700
     6,950* Electro Rent Corp..............     165,714
     2,900* Electro Scientific Industries..      97,150
     6,600* Esterline Technologies Corp....     141,900
     5,700  General Cable Corp.............     151,050
     7,000* GenRad, Inc....................     122,500
     2,800* Holophane Corp.................      73,500
     4,800* Hutchinson Technology, Inc.....     120,000
     4,800* Identix Inc....................      34,200
    14,600* Intergraph Corp................     128,663
     7,400  Juno Lighting, Inc.............     157,250
     9,400* Kemet Corp.....................     151,282
     8,900* Kent Electronics Corp..........     186,900
     5,100  Kuhlman Corp...................     215,475
     4,800* Littelfuse, Inc................     109,800
     5,100* Mail-Well, Inc.................     234,600
     4,600* Plexus Corp....................      98,900
     2,700* Spectrian Corp.................      44,213
     4,900  Standex International Corp.....     147,613
     1,200* Thermo Ecotek Corp.............      19,050
     6,450  Thomas Industries Inc..........     165,281
     2,000* Triumph Group, Inc.............      98,000
     9,400* Uniphase Corp..................     479,400
     7,900* Vicor Corp.....................     123,438
     5,100  X-Rite, Inc....................      68,850
                                             ----------
                                              4,525,442
                                             ----------


  NUMBER                                      MARKET
 OF SHARES                                    VALUE
 ---------                                    ------

            ELECTRONIC INSTRUMENTS - 2.36%
     2,300* ADE Corp.......................  $   34,500
    13,800* Ampex Corp. Class A............      31,050
     1,950  Analogic Corp..................      88,725
     7,100  BMC Industries.................     104,281
     7,600* Berg Electronics Corp..........     156,750
     7,300* C-Cube Microsystems, Inc.......     142,806
     6,700  CTS Corp.......................     209,375
    11,500  Checkpoint Systems, Inc........     202,688
     8,300* Cognex Corp....................     157,700
     4,300  Daniel Industries, Inc.........      87,344
     3,000  Dionex Corp....................     156,750
     1,950* Dynatech Corp. W/I.............       7,800
     2,100* Eltron International, Inc......      46,200
     2,800* Evans & Sutherland Computer....      70,350
     7,600* Exabyte Corp...................      74,100
     5,400  Fluke Corp.....................     173,475
    10,800* Gentex Corp....................     395,550
     6,800  Gerber Scientific, Inc.........     171,275
     2,200* HADCO Corp.....................      70,675
     4,575  Harman International
             Industries....................     194,723
     9,000* Imation Corp...................     163,688
    23,000* Integrated Device Technology...     215,625
    16,300* InterDigital Communication.....      89,650
     9,500* LTX Corp.......................      36,516
     7,000* LoJack Corp....................      87,938
     7,700* MagnaTek, Inc..................     130,419
     4,200* Marshall Industries............     129,938
     7,350  Methode Electronics, Inc.
             Class A.......................      93,713
    10,400  National Computer Systems, Inc.     252,200
     3,800* Nimbus CD International, Inc...      40,850
    18,900* OIS Optical Imaging Systems....      23,625
     2,600* Optical Cable Corp.............      24,700
     4,400  Park Electrochemical Corp......     104,500
     4,700* Performance Food Group Co......      88,125
        93* Perkin-Elmer Corp. (Warrants)..         395
     9,537  Pioneer-Standard Electronics...     118,616
     4,800  Pittston Bax Group.............      84,300
    12,600* Read-Rite Corp.................     111,038
     5,100* Robotic Vision Systems, Inc....      32,193
     5,000  Technitrol, Inc................     201,875
     5,700* Telxon Corp....................     189,525
     3,900* Thermedics Detection, Inc......      37,538
     4,300* Thermospectra Corp.............      47,568
     7,000* Thermedics, Inc................      99,750
     5,500* Tracor, Inc....................     217,250


  NUMBER                                      MARKET
 OF SHARES                                    VALUE
 ---------                                    ------

            ELECTRONIC INSTRUMENTS - Continued
     6,400* Waters Corp....................  $  372,800
     3,400  Watkins-Johnson Co.............      85,637
     5,100  ZERO Corp......................     147,262
     1,600* Zygo Corp......................      28,700
                                             ----------
                                              5,832,051
                                             ----------

            ENTERTAINMENT - 0.57%
     3,200* AMC Entertainment, Inc.........      57,600
    17,200* Aztar Corp.....................     120,400
     1,800* BET Holdings, Inc. Class A.....     112,388
     3,900* Carmike Cinemas, Inc. Class A..     102,131
    10,500* Florida Panthers
             Holdings, Inc.................     203,438
     1,900* GC Companies, Inc..............      94,763
     6,100* Hollywood Entertainment Corp...      64,050
     6,946* Midway Games Inc...............      93,771
     3,000  NN Ball & Roller, Inc..........      36,000
     1,600* Penn National Gaming, Inc......      14,200
     4,000  Playboy Enterprises, Inc.......      71,500
     3,300* Primadonna Resorts, Inc........      57,337
     2,400* SFX Entertainment Inc.
             Class A.......................     106,200
     6,700* Sodak Gaming, Inc..............      42,294
     9,300* TCI Satellite Entmt Inc.
             Class A.......................      52,312
     4,900* Ticketmaster Group, Inc........     134,750
     5,900* Toy Biz, Inc. Class A..........      57,525
                                             ----------
                                              1,420,659
                                             ----------

            FERTILIZERS - 0.24%
     9,686  Delta & Pine Land Co...........     414,682
     2,000* IMC Global, Inc. Warrant.......       6,625
     6,504  Mississippi Chemical Corp......     108,942
     7,100  Terra Industries, Inc..........      71,887
                                             ----------
                                                602,136
                                             ----------

            FINANCE COMPANIES - 1.05%
     6,200  Aames Financial Corp...........      89,513
     9,700* Amresco, Inc...................     327,375
     2,600* Capital Factors Holdings, Inc..      47,937
     5,000* Cityscape Financial Corp.......       1,563
     9,000* Credit Acceptance Corp.........      92,813
     2,800* Delta Financial Corp...........      49,350
     4,800  Doral Financial Corp...........      80,100
     7,700* FIRSTPLUS Financial Group......     307,037
     5,734* Imperial Credit Industries.....     121,131
    15,001  Keystone Financial, Inc........     585,039
       925  Oriental Financial Group.......      39,717

===============================================================================
                SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                21
===============================================================================


  NUMBER                                      MARKET
 OF SHARES                                    VALUE
 ---------                                    ------

            FINANCE COMPANIES - Continued
    16,400  Phoenix Investment
             Partners, Ltd.................  $  153,750
       106* Search Financial Services......          10
     3,700* Southern Pacific Funding.......      56,887
     2,000  Student Loan Corp..............      96,500
     2,300* Triad Guaranty, Inc............      75,900
     6,000  U.S. Trust Corp................     449,250
     2,530* WFS Financial, Inc.............      21,821
                                             ----------
                                              2,595,693
                                             ----------

            FINANCIAL SERVICES - 0.01%
     1,520  Omega Worldwide, Inc...........      12,920
                                             ----------

            FOODS - 1.20%
     6,400  Dreyer's Grand Ice Cream, Inc..     162,000
     5,000  Earthgrains Co.................     264,063
     4,100  International Multifoods Corp..     121,975
     3,600  Interpool, Inc.................      53,325
     7,600  Lance, Inc.....................     159,600
     3,200  Michael Foods, Inc.............      89,200
    17,400* NBTY, Inc......................     303,413
     4,200  Pilgrims Pride Corp............      71,925
     8,200* Ralcorp Holdings, Inc..........     174,763
    10,200  Richfood Holdings, Inc.........     249,263
     6,800  J.M. Smucker Co. Class A.......     161,925
     6,945* Suiza Foods Corp...............     405,847
    10,263* U. S. Foodservice..............     339,961
       800* United Natural Foods, Inc......      21,000
    16,800  Universal Foods Corp...........     400,050
                                             ----------
                                              2,978,310
                                             ----------

            FOOTWEAR - 0.36%
     7,000  Brown Group, Inc...............     125,562
     2,100* Kenneth Cole Productions, Inc.
             Class A.......................      48,169
     5,400* Converse, Inc..................      27,000
     8,800* Genesco, Inc...................     113,300
     8,250  Just For Feet, Inc.............     180,984
     4,300  Justin Industries, Inc.........      68,263
    12,000  Stride Rite Corp...............     159,750
     2,000* Timberland Co. Class A.........     164,000
                                             ----------
                                                887,028
                                             ----------


  NUMBER                                      MARKET
 OF SHARES                                    VALUE
 ---------                                    ------

            FREIGHT - 0.69%
     7,350  Air Express
             International Corp............  $  189,722
    11,800  Airborne Freight Corp..........     439,550
     3,200* Eagle USA Airfreight, Inc......     104,200
    10,800* Greyhound Lines, Inc...........      67,500
     8,700  J.B. Hunt Transport
             Services, Inc.................     260,456
     5,512* Kirby Corp.....................     118,508
    14,000* OMI Corp.......................     128,625
    10,300  Overseas Shipholding
             Group Inc.....................     199,563
     3,500* SEACOR Holdings, Inc...........     204,750
                                             ----------
                                              1,712,874
                                             ----------

            GOLD MINING - 0.10%
    12,800  Amax Gold, Inc.................      40,800
     5,600* Coeur d'Alene Mines Corp.......      49,350
     8,230* Getchell Gold Corp.............     156,370
                                             ----------
                                                246,520
                                             ----------

            HARDWARE & TOOLS - 0.14%
     4,700  Barnes Group Inc...............     139,825
     6,200* Barnett, Inc...................     112,375
     3,900  Lawson Products, Inc...........     105,788
                                             ----------
                                                357,988
                                             ----------

            HEALTHCARE - 2.19%
     5,500* Access Health, Inc.............     140,938
    11,000* Advanced Tissue Sciences, Inc..     100,375
     3,100* Alternative Living Services....      84,088
     8,900* American Oncology Resources....     113,475
    11,100* Apria Healthcare Group, Inc....      84,638
     2,612  Block Drug Co., Inc. Class A...     114,275
     1,215  Coram Healthcare Corp..........       2,506
       218* Coram Healthcare Corp.
            (Warrants).....................           0
     4,000* Curative Technologies, Inc.....     112,500
    21,202* CYTOGEN Corp...................      21,201
     3,300  Henry Schein, Inc..............     127,050
     4,900  HealthPlan Services Corp.......     108,718
    12,544  Integrated Health Services.....     466,480
     7,000  Invacare Corp..................     184,625
    11,900* Laboratory Corp. of America....      25,287
     7,800* Mariner Health Group, Inc......     116,025
     5,500* Maxicare Health Plans, Inc.....      51,562
     1,800  Medquist, Inc..................      78,975
     6,200  Mentor Corp....................     164,106


  NUMBER                                      MARKET
 OF SHARES                                    VALUE
 ---------                                    ------

            HEALTHCARE - Continued
     3,600  NCS HealthCare, Inc. Class A...  $  103,950
     4,650* National Surgery Centers, Inc..     129,618
    15,900* NovaCare, Inc..................     174,900
     3,000  PHP Healthcare Corp............      27,375
    21,873* Paragon Health Network, Inc....     336,298
     5,475* Patterson Dental Co............     177,938
     5,199* Pharmaceutical Product Dev.....     110,479
     5,250* Renal Care Group, Inc..........     190,313
     9,896* Respironics Inc................     162,666
     4,000* RightCHOICE Managed Care, Inc.
             Class A.......................      46,250
     4,400* Rural/Metro Corp...............     103,950
     3,800* Sierra Health Services, Inc....     141,075
     2,600* SpaceLabs Medical, Inc.........      43,063
    10,488* Sun Healthcare Group, Inc......     176,330
     5,500* Sunrise Medical Inc............      85,250
     2,500* Superior Consultant
             Holdings C....................     105,000
    20,343* Total Renal Care Holdings......     624,276
     9,700* Trigon Healthcare, Inc.........     329,800
     4,000* VISX, Inc......................     196,500
     2,300  Vital Signs, Inc...............      39,963
                                             ----------
                                              5,401,818
                                             ----------

            HEAVY DUTY TRUCKS/PARTS - 0.17%
     6,100  Cascade Corp...................     104,463
     2,200* Detroit Diesel Corp............      53,900
     8,000  Titan International, Inc.......     155,500
     4,450  Wabash National Corp...........     115,421
                                             ----------
                                                429,284
                                             ----------

            HOME BUILDERS - 0.89%
     7,905  D R Horton, Inc................     142,290
     6,100  Del Webb Corp..................     147,925
    11,500* Fairfield Communities, Inc.....     235,031
    12,300  Kaufman & Broad Home Corp......     315,956
     4,100* NVR, Inc.......................     131,713
     5,125* Palm Harbor Homes, Inc.........     213,648
     5,500  Pulte Corp.....................     293,219
     6,700  Ryland Group, Inc..............     134,419
    11,100  Standard Pacific Corp..........     192,169
     7,700* Toll Brothers, Inc.............     198,275
     4,670* U.S. Home Corp.................     188,843
                                             ----------
                                              2,193,488
                                             ----------

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
22                                                                 May 31, 1998
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------

            HOSPITAL MANAGEMENT - 0.57%
     7,400* ABR Information Services, Inc..  $  189,625
     9,929* Concentra Managed Care, Inc....     232,090
    11,000* Coventry Health Care Inc.......     159,500
     6,000* FPA Medical Management.........      26,250
     7,700* Magellan Health Services, Inc..     207,900
    16,700  Medaphis Corp..................     125,250
     8,000* Orthodontic Centers of America.     169,500
     2,700* Pediatrix Medical Group........      97,706
    10,300  Physicians Resource Group......      52,788
     3,800* Prime Medical Services, Inc....      39,900
     4,100* Sunquest Information Systems,..      35,363
     2,800* Sunrise Assisted Living Inc....      84,350
                                             ----------
                                              1,420,222
                                             ----------

            HOSPITAL SUPPLIES - 1.37%
     3,700  ATL Ultrasound, Inc............     167,656
     5,400* Acuson Corp....................     103,275
     4,700  Arrow International, Inc.......     162,444
    16,600* Arterial Vascular Engineering..     513,045
     6,900  Ballard Medical Products.......     154,388
    11,600* Bio-Technology General Corp....      98,600
     2,600* Closure Medical Corp...........      66,300
     5,800* Coherent, Inc..................     133,763
     3,600* CONMED Corp....................      76,050
     5,300* Datascope Corp.................     149,063
     4,200  Diagnostic Products Corp.......     130,200
     5,500* Immunomedics, Inc..............      28,187
     8,300* Isis Pharmaceuticals, Inc......     115,162
     2,100  Landauer, Inc..................      59,850
     5,500* Marquette Medical Systems,Inc..     154,000
     1,600* MiniMed, Inc...................      80,000
     9,350  Owens & Minor, Inc.............     109,862
    16,875* PSS World Medical, Inc.........     210,938
     4,100* Physio-Control International...      86,100
     8,200* Safeskin Corp..................     287,000
     1,233* SonoSight, Inc.................       8,322
     9,500* Summit Technology, Inc.........      51,062
     4,400  TECHE Corp.....................      77,000
     7,200* Theragenics Corp...............     200,700
     5,200  West Co., Inc..................     153,400
                                             ----------
                                              3,376,367
                                             ----------


  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            HOUSEHOLD PRODUCTS - 0.48%
     6,500  Church & Dwight Co., Inc.......  $  197,031
     6,061* Culligan Water Technologies....     338,280
     8,200  First Brands Corp..............     203,975
     3,900  Libbey, Inc....................     153,563
     8,800* Linens `N Things, Inc..........     282,700
     1,500* USA Detergents, Inc............      20,906
                                             ----------
                                              1,196,455
                                             ----------
            HUMAN RESOURCES - 0.48%
     3,100* Data Processing Resources......      90,288
     6,000* Employee Solutions, Inc........      24,375
    12,200* Interim Services Inc...........     354,563
     3,200  Kelly Services Inc. Class A....     117,600
     6,200* Metamor Worldwide, Inc.........     186,194
     3,300  Norrell Corp...................      74,455
     8,400* Personnel Group of America.....     170,100
     4,800* Staffmark, Inc.................     176,400
                                             ----------
                                              1,193,975
                                             ----------

            INFORMATION PROCESSING -9.11 %
    16,400* A.C. Nielson...................     423,325
     3,200* Activision, Inc................      32,200
    12,100* Acxiom Corp....................     261,663
     4,733* ADAC Laboratories..............      94,068
     2,600* Advent Software, Inc...........      92,950
    11,300* Affiliated Computer
             Services Class A..............     376,431
     9,300* American Management Systems....     252,263
     7,800  Analysts International Corp....     228,150
     8,800* Anixter Internationall, Inc....     177,100
     2,120* Applied Graphics Technology....     102,290
     3,800* Arbor Software Corp............     129,913
     8,494* Artesyn Technologies, Inc......     139,355
     1,300* Aspect Development, Inc........      74,344
     5,100* Aspen Technology, Inc..........     227,110
     8,900* Auspex Systems, Inc............      49,506
     6,808* Avant! Corp....................     174,881
     2,918* Baan Company NV................     132,040
     2,550* Barra, Inc.....................      51,956
     5,200* Bea Systems, Inc...............     104,325
     4,100* Bell & Howell Co...............     110,700
     5,800* BISYS Group, Inc...............     215,325
     4,100* Black Box Corp.................     163,488
     9,337* Boole & Babbage, Inc...........     229,924
     2,600* BRC Holdings, Inc..............      48,588
     5,200* Broderbund Software, Inc.......      83,200
     6,900* CCC Information Services.......     156,544


  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            INFORMATION PROCESSING - Continued
     2,400* CDW Computer Centers, Inc......  $   98,850
     4,200* Centennial Technologies, Inc...      12,600
     6,000* Cerner Corp....................     153,750
    12,600* Checkfree Holdings Corp........     285,862
     9,750* CHS Electronics, Inc...........     193,781
     6,200* Ciber, Inc.....................     198,788
    10,050* Citrix Systems, Inc............     524,484
     6,500  Clarify, Inc...................      79,625
     8,125  Computer Horizons Corp.........     271,426
     1,950* Computer Management Sciences...      46,313
     4,700  Computer Task Group, Inc.......     148,638
    11,660* Comverse Technology, Inc.......     582,636
    16,900* CopyTele, Inc..................      57,038
     6,900* CSG Systems
             International, Inc............     294,760
     3,000* CyberMedia, Inc................      18,375
     2,900* Data Dimensions, Inc...........      40,963
     9,900* Data General Corp..............     150,975
     3,800* Data Transmission Network......     146,300
     2,900* Davox Corp.....................      53,288
     3,100* Dialogic Corp..................     102,300
    11,400* Diamond Multimedia Systems.....      86,925
     1,160  DocuCorp International, Inc....       8,845
     2,300* Documentum, Inc................     108,388
     4,700* Edify Corp.....................      49,350
     4,600* Envoy Corp.....................     201,825
     3,200  Fair Issac & Co., Inc..........     116,200
     5,400* FileNet Corp...................     297,169
     5,900* Forte Software, Inc............      29,500
     7,500* FTP Software, Inc..............      19,688
     6,800* General DataComm Industries....      31,025
     8,000* GT Interactive Software Corp...      75,000
     6,000* Harbinger Corp.................     139,687
     2,900  HCIA, Inc......................      23,925
     4,450  Henry Jack & Associates........     145,181
    10,500* HMT Technology Corp............     122,063
     4,500* HNC Software, Inc..............     155,531
     5,800* Hyperion Software Corp.........     187,413
     2,000* IDX Systems Corp...............      84,125
     5,400* IKOS Systems, Inc..............      31,725
     3,400* Imnet Systems, Inc.............      37,719
     7,600* In Focus Systems, Inc..........      59,850
     7,800* Industri-Matematik
             Int'l. Corp...................     125,288
     5,700* Information Management
             Resourc.......................     128,428
     9,700* Information Resources, Inc.....     169,750
     4,600  Innovex, Inc...................      85,388
    11,800  Inprise Corp. Borland
             International, Inc............      98,088

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                 23
===============================================================================

  NUMBER                                        MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------

            INFORMATION PROCESSING - Continued
     3,000* Inso Corp......................  $   40,875
     2,400* Integrated Circuit Systems.....      33,075
     3,800* Integrated Systems, Inc........      71,250
     6,700* International Network
             Services......................     210,003
     5,800* INTERSOLV, Inc.................      83,375
     2,800* Intevac, Inc...................      26,600
     2,900  JDA Software Group, Inc........     130,953
     1,900* JPM Co.........................      19,475
     2,000* Kronos, Inc....................      71,500
    11,600* Learning Co., Inc..............     330,600
     3,300* Learning Tree International....      52,800
    10,600  Legato Systems, Inc............     303,425
     4,800* LHS Group, Inc.................     277,500
     3,600* Lycos, Inc.....................     190,913
    10,000* Macromedia, Inc................     158,438
     3,900* Manugistics Group, Inc.........     111,028
    11,800* Mentor Graphics Corp...........     130,538
     5,800* Mercury Interactive Corp.......     192,850
     2,600* Metro Information
             Services, Inc.................      84,825
     4,000* Micrel, Inc....................     125,125
     1,400* MicroProse, Inc................       7,525
     2,700* MICROS Systems, Inc............     158,625
     8,000  MTS Systems Corp...............     150,000
     5,200* Mylex Corp.....................      36,075
     5,250* National Instruments Corp......     174,891
     3,900* National TechTeam, Inc.........      35,344
     6,800* Network Appliance, Inc.........     236,513
     6,800* Network Computing Devices......      58,225
     4,200* NOVA Corp......................     138,338
    11,800* Oak Technology, Inc............      64,900
     6,100* ODS Networks, Inc..............      41,556
     4,100  OEA, Inc.......................      70,213
     7,645* Paxar Corp.....................      94,607
     2,800* Pegasystems, Inc...............      60,637
     2,200* Perceptron, Inc................      26,950
     4,300* Periphonics Corp...............      43,538
     4,700  Phoenix Technologies Ltd.......      47,881
     7,500  Physician Computer Network.....       1,875
    10,600  Picturetel Corp................      99,375
    17,300* PLATINUM technology, inc.......     473,587
     7,100  PMC-Sierra, Inc................     276,456
    10,700  PMT Services, Inc..............     208,650
     4,700  Policy Management
             Systems Corp..................     387,750
     5,800* Primark Corp...................     193,937
     5,100* Progress Software Corp.........     165,112
     2,300* Project Software
             & Development.................      51,750

  NUMBER                                        MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            INFORMATION PROCESSING - Continued
    11,000* PsiNet, Inc....................  $  118,250
     2,900  QuickResponse Services, Inc....     102,860
     1,500* Radisys Corp...................      39,843
     4,000* Rambus Inc.....................     154,625
    20,843* Rationale Software Corp........     317,856
     6,000* Remedy Corp....................      96,938
     2,320* Renaissance Worldwide Inc......      43,645
    12,000* S3, Inc........................      78,750
     5,900* Safeguard Scientifics, Inc.....     254,069
     4,000* Sandisk Corp...................      64,500
       900* Sapient Corp...................      40,275
     9,200* Sequent Computer Systems, Inc..     152,375
     8,800* Shiva Corp.....................      82,500
    12,958* Siebel Systems, Inc............     294,795
     2,600* Sipex Corp.....................      56,550
     7,200* SMART Modular Technologies.....      98,550
     3,500* Splash Technology Holdings.....      59,280
     2,700* SPSS, Inc......................      60,243
     8,100* Stratus Computer, Inc..........     292,105
     8,700* Structural Dynamic
             Research Corp.................     220,218
     3,100* Sykes Enterprises, Inc.........      64,712
    15,300* Symantec Corp..................     365,287
     9,650* System Software Associates.....      70,565
    10,000* Systems & Computer Technology..     256,250
     4,300* Systemsoft Corp................       8,062
     6,450* Technology Solutions Co........     194,708
     5,800* Transition Systems, Inc........     114,912
     2,900* Trident Microsystems, Inc......      20,300
     6,800* USCS International, Inc........     127,925
     9,400* Vanstar Corp...................     136,888
     3,600* Vantive Corp...................      96,750
     1,600* Veeco Instruments, Inc.........      47,000
    11,475* Veritas Software Corp..........     462,945
     4,400* Viasoft, Inc...................      67,925
     4,100* VideoServer, Inc...............      33,825
     5,100* Visio Corp.....................     239,063
     2,800* Volt Information
             Sciences, Inc.................      85,225
     3,200* Wall Data, Inc.................      41,400
     8,500* Wang Laboratories, Inc.........     204,000
     4,850* Wind River Systems Inc.........     160,656
     5,500* Xircom, Inc....................      86,281
     6,100* Yahoo!, Inc....................     667,950
     4,900* Zebra Technologies Corp.
             Class A.......................     188,038
                                             ----------
                                             22,528,819
                                             ----------

  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            INSURANCE - CASUALTY - 1.02%
     5,000* Acceptance Insurance Co., Inc..  $  115,000
     4,700  Baldwin & Lyons, Inc. Class B..     112,800
     2,600  Citizens Corp..................      83,525
     5,100  Commerce Group, Inc............     182,006
     4,500  E.W. Blanch Holdings, Inc......     169,313
     6,370  Frontier Insurance Group, Inc..     156,065
     4,473  Gainsco, Inc...................      32,708
     7,500  HCC Insurance Holdings, Inc....     160,312
     5,700* Highlands Insurance Group......     118,987
     3,600  NAC Re Corp....................     168,075
     1,100  Nymagic, Inc...................      32,175
     6,362  Orion Capital Corp.............     358,260
     1,500  RLI Corp.......................      78,188
     6,500* Risk Capital Holdings, Inc.....     161,688
     7,200  Selective Insurance Group......     189,900
     4,350  Trenwick Group Inc.............     165,300
     1,805  United Fire & Casualty Co......      69,493
     3,100  Vesta Insurance Group, Inc.....     163,331
                                             ----------
                                              2,517,126
                                             ----------

            INSURANCE - LIFE - 0.78%
     3,900  American Heritage Life Invest..      81,900
     2,500* Compdent Corp..................      36,875
     6,200  Hartford Life Inc. Class A.....     319,300
       300  Kansas City Life Insurance Co..      25,500
     4,300  Life USA Holding, Inc..........      69,606
       500* National Western Life Ins. Co.
              Class A......................      56,531
     1,900  Nationwide Financial Svcs Inc
             Class A.......................      82,531
     9,400  Presidential Life Corp.........     206,800
    10,850  Reinsurance Group of America...     541,144
     7,570  United Companies Financial.....     139,099
     7,650  W.R. Berkley...................     357,638
                                             ----------
                                              1,916,924
                                             ----------

            INSURANCE - MISCELLANEOUS - 1.35%
     5,512  ALLIED Group, Inc..............     232,193
     6,200* Amerin Corp....................     186,388
     4,100  Arthur J. Gallaher & Co........     176,813
     6,400  CMAC Investment Corp...........     387,200
     2,700  Capital Re Corp................     201,150
     9,000  Crawford & Co. Class B.........     163,125
     3,600  Executive Risk, Inc............     226,575
     5,364  Fidelity National Financial....     179,024

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
24                                                                 May 31, 1998
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            INSURANCE - MISCELLANEOUS - Continued
     5,700  Foremost Corp. of America......  $  140,363
     5,512  Fremont General Corp...........     315,218
     7,650  HSB Group Inc..................     336,600
     3,200  Harleysville Group.............      77,600
     3,250  Hilb, Rogal & Hamilton Co......      56,875
     2,747  Liberty Corp...................     138,207
     4,400  MMI Companies, Inc.............      97,350
    10,300* Mid Atlantic
             Med Services, Inc.............     133,255
       887  Poe & Brown Inc................      33,152
     4,200  SCPIE Holdings, Inc............     152,250
     4,100  Zenith National
             Insurance Corp................     117,619
                                             ----------
                                              3,350,957
                                             ----------

            INSURANCE - MULTILINE - 0.85%
     4,650  Alfa Corp......................      91,838
     5,278  American Annuity Group, Inc....     127,332
     6,253  AmerUs Life Holdings, Inc......     200,096
     4,400  Argonaut Group, Inc............     141,350
     5,600* CNA Surety Corp................      90,650
     3,495* Delphi Financial Group, Inc.
             Class A.......................     189,822
     7,800  FBL Financial Group, Inc.
             Class A.......................     218,888
     8,700  John Alden Financal Corp.......     192,488
     3,500  Life Re Corp...................     257,687
     1,050* Markel Corp....................     181,452
     2,000  Meadowbrook Insurance Group....      61,625
     5,191* Medical Assurance, Inc.........     143,401
     6,200  PennCorp Financial Group, Inc..     137,175
     3,000  United Wisconsin Services......      93,000
                                             ----------
                                              2,126,804
                                             ----------

            LEISURE TIME - 1.14%
     8,100* Acclaim Entertainment, Inc.....      52,144
     3,800* Action Performance Co., Inc....     105,688
     2,100* Anchor Gaming..................     191,100
     9,000* Boyd Gaming Corp...............      60,188
     6,000* Family Golf Centers, Inc.......     157,500
    11,000* Grand Casinos Inc..............     193,188
     8,500* Handleman Co...................     104,125
     6,100* Hollywood Park, Inc............      78,918
     5,000  Huffy Corp.....................      75,937
     6,200  Lewis Galoob Toys, Inc.........      68,588
     8,500  Polaris Industries, Inc........     297,500
     3,500  Premier Parks, Inc.............     185,937
     4,900* Rio Hotel & Casino Inc.........     106,575
     6,900* Sabre Group Holdings, Inc......     241,930

  NUMBER                                        MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            LEISURE TIME - Continued
     4,800* Scotts Co. Class A.............  $  167,400
     6,100  Showboat Inc...................     186,812
     5,150* Signature Resorts, Inc.........      79,825
     5,200* Station Casinos, Inc...........      77,350
     5,800* Trump Hotels & Casino Resorts..      49,663
     5,700* Vail Resorts Inc...............     165,300
     3,300* Vistana, Inc...................      70,125
     5,800* WMS Industries Inc.............      25,738
     7,600  Winnebago Industries, Inc......      85,025
                                             ----------
                                              2,826,556
                                             ----------

            LODGING - 0.53%
    13,550* Bristol Hotel Co...............     359,075
     4,900* CapStar Hotel Co...............     143,325
    14,400  Choice Hotels Intl Inc.........     216,900
     4,100  Deltic Timber Corp.............     113,519
    12,600* Host Marriott Services Corp....     179,550
     4,400* Interstate Hotels Co...........     142,725
     7,939  Marcus Corp....................     140,421
     8,200* Prime Hospitality Corp.........     147,087
     4,300* Red Roof Inns, Inc.............      75,787
     7,000* Sunburst Hospitality Corp......      48,563
                                             ----------
                                              1,566,952
                                             ----------

            MACHINE TOOLS - 0.46%
     2,300  Chase Industries, Inc..........      71,156
     9,100  Cincinnati Milacron, Inc.......     272,431
     8,800* Gilead Sciences, Inc...........     284,900
     3,200  Gleason Corp...................      94,600
     5,000  OmniQuip International, Inc....     109,688
     2,900  PRI Automation Inc.............      58,816
     7,600  Roper Industries, Inc..........     252,225
                                             ----------
                                              1,143,816
                                             ----------

            MACHINERY - AGRICULTURE - 0.14%
     2,700  Allied Products Corp...........      58,050
     3,600  Lindsay Manufacturing Co.......     167,400
     3,100  Toro Co........................     108,306
                                             ----------
                                                333,756
                                             ----------

            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.68%
     5,400  Blount, Inc. Class A...........     152,213
     3,700* CDI Corp.......................     136,206
     7,600* Calpine Corp...................     135,375
     5,200  Columbus McKinnon Corp.........     151,450


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            MACHINERY - CONSTRUCTION &
            CONTRACTS - Continued
     3,300  Granite Construction, Inc......  $   93,225
     3,900  J. Ray Mcdermott S.A...........     157,463
     5,300* Jacobs Engineering Group, Inc..     170,262
     5,300  Kaman Corp. Class A............      97,387
    10,000  Lennar Corp....................     265,000
     3,522* Morrison Knudsen Corp..........      41,824
     2,900  Stone & Webster, Inc...........     117,450
     5,600  TJ International Inc...........     162,050
                                             ----------
                                              1,679,905
                                             ----------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 2.30%
     7,350  AAR Corp.......................     194,315
     4,700  Albany International Corp.
             Class A.......................     136,300
     6,075  Applied Industrial Tech., Inc..     142,762
     6,450  Applied Power, Inc. Class A....     220,912
     1,600* Asyst Technologies, Inc........      26,400
     6,373  Baldor Electric Co.............     166,095
     7,080  Burlington Coat Factory Whse...     142,043
     7,900  DII Group, Inc.................     148,619
     5,400  Exide Corp.....................      97,538
    12,500  Flowserve Corp.................     362,500
     1,175  General Binding Corp...........      40,097
     6,750  Graco, Inc.....................     233,719
     5,800  Helix Technology Corp..........     103,313
     4,800  Hughes Supply, Inc.............     161,700
     9,250  IDEX Corp......................     342,250
     2,550* Insilco Corp...................     111,244
     4,700* Integrated Process Equipment...      65,213
     5,700* Ionics, Inc....................     255,075
     9,200  JLG Industries, Inc............     162,150
     5,100* Kulicke & Soffa Industries.....      87,338
     5,850  Lilly Industries, Inc.
             Class A.......................     114,075
     5,000  Lincoln Electric Holdings......     220,938
     4,275  Manitowoc CO.,Inc..............     175,275
     6,900  Newport News Shipbuilding......     193,200
     2,800  Nordson Corp...................     127,400
     6,040* Oak Industries Inc.............     210,645
       900* Osmonics Inc...................      13,331
     5,200  Regal-Beloit Corp..............     169,650
     3,100  Robbins & Myers, Inc...........      92,031
     3,800* SPS Technologies, Inc..........     222,775
     4,500  Scotsman Industries Inc........     128,531

===============================================================================
                SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
 May 31, 1998                                                              25
===============================================================================

    NUMBER                                      MARKET
  OF SHARES                                     VALUE
  ---------                                  ----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - Continued
     4,400* Specialty Equipment Companies..  $   96,800
     7,700  Stewart & Stevenson
             Services, Inc.................     159,775
     6,000* Stillwater Mining Co...........     145,500
     3,800  Tennant Co.....................     162,094
     6,700  Watts Industries, Inc.
             Class A.......................     156,194
     3,300* Zoltek Companies, Inc..........     100,650
                                             ----------
                                              5,688,447
                                             ----------

            MEDICAL TECHNOLOGY - 1.55%
     4,900* Affymetrix, Inc................     131,688
     4,800* Arqule, Inc....................      68,400
     2,200* Bio-Rad Laboratories, Inc.
             Class A.......................      69,850
     2,700* Biomatrix, Inc.................      91,800
     4,100* Cadus Pharmaceutical Corp......      24,088
     7,700* Creative BioMolecules, Inc.....      45,960
     3,800* Cytyc Corp.....................      63,650
     8,900  Dekalb Genetics Corp. Class B..     853,287
     7,875* Enzo Biochem, Inc..............     102,375
     5,900* Haemonetics Corp...............      89,975
     5,200  Heartport Inc..................      41,600
     3,900* Hologic, Inc...................      81,900
     4,200* I-STAT Corp....................      40,687
     7,400* Idexx Laboratories, Inc........     164,650
    26,600* Imatron, Inc...................      73,982
     1,235  Lab Holdings, Inc..............      27,787
     8,400* Liposome, Inc..................      51,712
     1,800* Lunar Corp.....................      32,737
     2,700* Myriad Genetics, Inc...........      54,337
     8,400* NABI, Inc......................      30,450
     5,800* Neopath, Inc...................      73,588
     6,300* Neurex Corp....................     176,794
     7,400* Neuromedical Systems, Inc......      11,563
     9,218* Organogenesis, Inc.............     233,907
     2,700* Perclose, Inc..................      68,513
    13,700  Pharmerica Inc.................     166,969
     3,800* Protein Design Labs, Inc.......      95,475
    12,200  Psychemedics Corp..............      68,625
     5,700* Quest Diagnostics Inc..........     123,619
     3,400* Sabratek Corp..................      89,250
    11,124* Scios Nova Inc.................     104,288
     5,350* Serologicals Corp..............     157,825
     3,700* Thermo Cardiosystems, Inc......      83,250
     3,400* ThermoTrex Corp................      67,575
     3,800* Transkaryotic Therapies, Inc...     114,000
     5,400* US Bioscience, Inc.............      50,625
                                             ----------
                                              3,826,781
                                             ----------


   NUMBER                                       MARKET
  OF SHARES                                     VALUE
  ---------                                  ----------
            MERCHANDISE - DRUG - 0.38%
     3,300* Express Scripts, Inc. Class A..  $  253,893
     7,600  Longs Drug Stores Corp.........     230,375
     5,700  Medimmune, Inc.................     284,288
    16,500* Perrigo Co.....................     181,500
                                             ----------
                                                950,056
                                             ----------

            MERCHANDISE - SPECIALTY - 3.53%
     5,100* APAC Teleservices, Inc.........      46,378
     2,700* Advanced Energy Industries.....      38,475
     1,100* Amazon.com, Inc................      96,938
     4,200* Ames Department Stores, Inc....     103,688
     6,818  Arctic Cat, Inc................      62,214
     5,500* Avid Technology, Inc...........     222,922
    11,800* BJ's Wholesale Club Inc........     466,100
    17,200* Best Buy Co., Inc..............     561,150
     1,600* Bush Boake Allen, Inc..........      47,200
    13,000  Caseys General Stores, Inc.....     184,438
     6,567  Cash America International.....     110,818
     7,500* Central Garden & Pet Co........     221,719
    24,700  Charming Shoppes, Inc..........     125,044
     3,000* Cole National Corp. Class A....     116,438
     5,600* Compucom Systems, Inc..........      40,950
     1,000* Copart, Inc....................      17,938
     2,900  Cross (A.T.) Co. Class A.......      33,531
     4,200* Daisytek International Corp....     107,100
     4,500* Department 56, Inc.............     165,094
     5,900* Eagle Hardware & Garden, Inc...     107,306
     4,500  Enesco Group Inc...............     137,531
    12,200  Fingerhut Companies, Inc.......     357,613
     3,150* Fossil, Inc....................      60,933
     5,200* Franklin Covey Co..............     104,000
     5,000* Friedman's, Inc. Class A.......      98,750
     5,950* Garden Ridge Corp..............     104,125
     6,100* Gibson Greetings, Inc..........     147,163
     7,200* Graham Field Health Products...      42,300
     2,600* Guitar Center, Inc.............      68,738
     8,800  Hancock Fabrics, Inc...........     116,600
     3,105  Hancock Holding Co.............     175,044
     8,300* Homebase, Inc..................      72,106
     3,200* Inacom Corp....................     103,800
     7,800  Jostens, Inc...................     196,950
     3,578  K2, Inc........................      71,560
     2,000* Knoll, Inc.....................      63,125
     3,700  LabOne, Inc....................      65,675
     5,500* Michaels Stores, Inc...........     164,656
     5,200* MicroAge, Inc..................      70,200
     7,300* Micro Warehouse, Inc...........     127,750


    NUMBER                                      MARKET
  OF SHARES                                      VALUE
  ---------                                    --------
            MERCHANDISE - SPECIALTY - Continued
     4,000* Nu Skin Asia Pacific, Inc.
             Class A.......................    $104,000
     7,000* Paragon Trade Brands, Inc......      33,250
     4,000* Petco Animal Supplies, Inc.....      77,500
     5,900  Price Enterprises Inc..........     105,093
     9,300* Rexall Sundown, Inc............     311,550
     2,700  Russ Berrie and Co. Inc........      68,175
     7,400* Seitel, Inc....................     125,800
     9,600* Sitel Corp.....................      60,000
     9,300  Sotheby's Holdings, Inc.
             Class A.......................     213,900
     1,614  South Jersey Industries, Inc...      44,081
     6,200* Spiegel, Inc. Class A..........      32,937
     8,050* Sports Authority, Inc..........     121,252
     7,300  Sturm, Ruger & Co. Inc.........     135,962
    18,700* Sunglass Hut International.....     227,906
     3,500* Tractor Supply Co..............      84,438
     6,500* Twinlab Corp...................     241,313
    33,150* US Office Products, Co.........     561,478
     4,300* United Stationers Inc..........     256,388
     3,300  Unitog Co......................      75,488
     2,100* West Marine, Inc...............      40,294
    11,800* Williams-Sonoma, Inc...........     325,975
     8,600* Zale Corp......................     266,063
                                             ----------
                                              8,736,903
                                             ----------

            MERCHANDISING - DEPARTMENT - 0.63%
     1,300* Alexander's, Inc...............     114,806
    19,272  Pier 1 Imports, Inc............     463,732
    21,667* Proffit's Inc..................     850,430
     7,500* Stein Mart, Inc................     118,125
                                             ----------
                                              1,547,093
                                             ----------

            MERCHANDISING - FOOD - 0.70%
     4,500  Dominick's Supermarkets, Inc...     194,063
        75  Farmer Bros. Co................      15,000
     9,400  Fleming Companies, Inc.........     179,188
     6,500  Great Atlantic &
             Pacific Tea Co., Inc..........     208,000
     3,700* IHOP Corp......................     149,850
     1,500  Ingles Markets, Inc. Class A...      18,750
     2,875  NashFinch Co...................      48,515
     6,700  Ruddick Corp...................     119,762
     1,600  Sanderson Farms, Inc...........      18,600
     5,000* ShowBiz Pizza Time, Inc........     177,500
     3,000  Smart & Final Inc..............      56,250
     7,400* Smithfield Foods, Inc..........     199,800
     6,300* Whole Foods Market, Inc........     346,500
                                             ----------
                                              1,731,778
                                             ----------

===============================================================================
        SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
 26                                                                MAY 31, 1998
===============================================================================


    NUMBER                                        MARKET
  OF SHARES                                       VALUE
  ---------                                     ----------
            MERCHANDISING - MASS - 0.13%
     4,900* Global Directmail Corp............  $  101,063
    34,000  Service Merchandise Co., Inc......      72,250
     4,500* ShopKo Stores, Inc................     156,937
                                                ----------
                                                   330,250
                                                ----------

            METALS - ALUMINUM - 0.27%
     5,300* ACX Technologies, Inc.............     120,243
     8,300  Century Aluminum Co...............     124,500
     5,700  Commonwealth Industries, Inc......      83,363
     4,400  IMCO Recycling, Inc...............      83,325
     5,500* Kaiser Aluminum Corp..............      57,063
     2,300  Tredegar Industries, Inc..........     198,950
                                                ----------
                                                   667,444
                                                ----------

            METALS - COPPER - 0.11%
     3,700* Essex International, Inc..........      90,881
     5,000* Wolverine Tube, Inc...............     182,500
                                                ----------
                                                   273,381
                                                ----------

            METALS - MISCELLANEOUS - 0.59%
     3,337  A.M. Castle & Co..................      75,082
     6,100  Brush Wellman Inc.................     148,687
     4,033  Commercial Metals Co..............     123,763
     1,267* Freeport McMoran Sulphur..........      17,580
    19,700  Hecla Mining Co...................      99,731
     7,800  Kennametal, Inc...................     375,375
     4,050  Material Sciences Corp............      40,753
     4,500* RMI Titanium Co...................      96,469
     5,000* Ryerson Tull, Inc. Class A........     105,000
     7,900* Steel Dynamics, Inc...............     153,063
     5,900  Titanium Metals Corp..............     143,444
     1,300  Tremont Corp......................      73,125
                                                ----------
                                                 1,452,072
                                                ----------

            METALS - STEEL - 1.18%
    14,200  AK Steel Holding Corp.............     264,475
     3,000* Acme Metals, Inc..................      23,625
     2,400  Amcast Industrial Corp............      51,750
    25,300* Armco Inc.........................     137,569
     8,600  Birmingham Steel Corp.............     120,400
     4,500  Carpenter Technology Corp.........     238,500
     1,800  Citation Corp.....................      34,425
     2,800  Cleveland-Cliffs Inc..............     148,225
     3,650  Commercial Intertech Corp.........      69,350
     3,000* Gibraltar Steel Corp..............      65,250


    NUMBER                                         MARKET
  OF SHARES                                        VALUE
  ---------                                     ----------
            METALS - STEEL - Continued
     4,200* Intermedia Communications, Inc....  $  311,325
     7,200  Intermet Corp.....................     140,400
     4,500  J & L Specialty Steel, Inc........      31,500
     6,100  Lukens Inc........................     195,581
     9,800* Mueller Industries, Inc...........     303,800
     7,400  National Steel Corp. Class B......     116,550
     5,400  Oregon Steel Mills, Inc...........     130,613
     3,700  Quanex Corp.......................     114,931
     2,100  Reliance Steel & Aluminium Co.....      80,194
     6,000  Rohn Industries, Inc..............      26,250
     3,300* Shiloh Industries, Inc............      70,331
     7,700  Valmont Industries, Inc...........     154,000
     4,800* Wyman-Gordon Co...................      95,400
                                                ----------
                                                 2,924,444
                                                ----------

            MISCELLANEOUS - 2.52%
     2,900* Abacus Direct Corp................     145,363
     4,800* Alternative Resources Corp........      97,800
     9,300  AMCOL International Corp..........     127,875
     4,500* AMERCO, Inc.......................     146,250
     4,600  Arch Coal, Inc....................     111,263
     5,200* Associated Group, Inc.
             Class A..........................     183,950
     2,800* Avondale Industries, Inc..........      78,750
     5,000* Bacou U.S.A., Inc.................      94,375
     7,600* Billing Concepts Corp.............     176,700
     3,500* Borg-Warner Security Corp.........      77,219
    11,750* Brightpoint, Inc..................     185,797
     3,400* Caribiner International, Inc......      75,225
     1,950  Central Parking Corp..............      87,384
     4,500* Century Business Services.........      77,344
     3,300* Clin Trials, Inc..................      17,944
     4,500* Coach USA, Inc....................     193,781
     1,800* Coinmach Laundry Corp.............      43,875
     3,800  Computer Learning Centers.........      65,075
     6,700* DeVry, Inc........................     266,744
     3,600* Encad, Inc........................      38,025
     2,100* Equity Corp. International........      49,875
     6,600* Firearms Training Systems.........      28,257
     3,758* Gemstar Group Ltd.................     163,473
     4,100* Hvide Marine, Inc. Class A........      62,013
     1,275* ITT Educational Services, Inc.....      36,338
     1,800  Matthews International Corp.
             Class A..........................      89,438
     3,000* Metzler Group, Inc................      83,813
     2,850  Pinkerton's, Inc..................      59,494
     6,800  Prepaid Legal Services, Inc.......     241,400
     2,900  The Profit Recovery Group.........      71,050
     4,700  Regis Corp........................     131,600

    NUMBER                                         MARKET
  OF SHARES                                        VALUE
  ---------                                     ----------
            MISCELLANEOUS - Continued
     5,800* Romac International, Inc..........  $  163,488
     3,100* Samsonite Corp....................      89,125
     7,500* Scott Technologies Inc -
             Cl A Class A.....................     110,625
     5,800* Sola International, Inc...........     229,462
     9,225* Sylvan Learning Systems, Inc......     281,362
     4,200* Triangle Pharmaceuticals, Inc.....      65,887
     4,200* Turbochef, Inc....................      37,275
     3,600* U.S. Rentals, Inc.................     116,775
     7,700  Valhi, Inc........................      75,555
     5,300* Veritas DGC Inc...................     274,605
     5,000* Veterinary Centers of America.....      94,375
     5,000  Wackenhut Corp....................     110,312
     3,900* Wackenhut Corrections Corp........      94,575
    10,700  Washington Water Power Co.........     230,718
     6,600* West Teleservices Corp............      90,750
     4,500* Westell Technologies, Inc.
             Class A..........................      44,437
     5,600  Westinghouse Air Brake Co.........     154,700
     3,100* Whittman-Hart, Inc................     126,713
     3,500  Woodward Governor Co..............     101,500
     5,100* World Access, Inc.................     160,013
     9,800* Xlyan Corp........................     236,425
     4,700* Zitel Corp........................      37,453
                                                ----------
                                                 6,233,620
                                                ----------

            MOBILE HOMES - 0.54%
    12,352* Champion Enterprises, Inc.........     332,732
     3,800  Coachmen Industries, Inc..........      90,488
     8,800  Fleetwood Enterprises, Inc........     352,000
     2,500  McGrath Rentcorp..................      51,875
    12,400  Oakwood Homes Corp................     337,125
     4,200  Skyline Corp......................     122,325
     1,575  Thor Industries, Inc..............      43,607
                                                ----------
                                                 1,330,152
                                                ----------

            NATURAL GAS - DIVERSIFIED - 0.7 2%
     8,450  Atmos Energy Corp.................     259,838
     6,100  Bay State Gas Co..................     232,181
     4,800  Eastern Enterprises...............     192,600
     4,500  Laclede Gas Co....................     111,375
     4,500  New Jersey Resources Corp.........     161,719
     2,200* Southern Union Co.................      58,850
    10,300  Southwest Gas Corp................     225,313
     8,300  UGI Corp..........................     210,094
     4,400  WICOR, Inc........................     201,300
     7,300  Western Gas Resources, Inc........     118,168
                                                ----------
                                                 1,771,438
                                                ----------

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                 27
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            OIL - INTEGRATED DOMESTIC - 0.21%
     7,875  Cross Timbers Oil Co...........  $  136,336
    12,700  Quaker State Corp..............     215,106
     9,100* Tesoro Petroleum Corp..........     175,744
                                             ----------
                                                527,186
                                             ----------

            OIL - SERVICE - PRODUCTS - 0.73%
     7,950* Barrett Resources Corp.........     276,759
     3,100  Getty Realty Corp..............      67,619
     5,800* Global Industrial
             Technologies..................      98,238
    13,000* Global Industries, Inc.........     277,063
    32,300* Kelley Oil & Gas Corp..........      72,675
     6,800* Lone Star Technologies, Inc....     129,200
     1,500* Maverick Tube Corp.............      22,687
    20,100* Parker Drilling Co.............     169,594
    12,100* Pride International, Inc.......     271,494
     6,300* TransMontaigne Oil Co..........     101,981
     4,900* Trico Marine Services, Inc.....      96,775
     8,326* Varco International, Inc.......     216,996
                                             ----------
                                              1,801,081
                                             ----------

            OIL - SERVICES - 0.60%
     3,800* Cliffs Drilling Company........     156,750
     2,800* Key Energy Group, Inc..........      46,025
     6,400  Lomak Petroleum, Inc...........      77,600
    13,900* Marine Drilling
             Companies, Inc................     261,494
     7,200  Mascotech, Inc.................     176,400
     6,500* Oceaneering
             International, Inc............     139,750
     7,100* Offshore Logistics, Inc........     144,663
     5,850  Pennsylvania Enterprises, Inc..     152,100
     4,800  Pool Energy Services Co........      97,800
    10,700* Tuboscope Inc..................     242,087
                                             ----------
                                              1,494,669
                                             ----------

            OIL/GAS PRODUCERS - 1.40%
     3,800* Atwood Oceanics, Inc...........     196,650
       160* Aztec Energy Corp..............           0
       683* Bayard Drilling Technologies...       7,556
     8,300* Benton Oil and Gas Co..........      86,631
     4,500  Berry Petroleum Co. Class A....      64,125
     7,600  Cabot Oil & Gas Corp. Class A..     153,900
    17,416  Chesapeake Energy Corp.........      75,106
     4,200  Comstock Resources, Inc........      42,000
     6,700  Devon Energy Corp..............     245,806
    10,100  Equitable Resources, Inc.......     287,850
     3,700* Forcenergy, Inc................      68,913
     8,000* Forest Oil Corp................     115,000

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            OIL/GAS PRODUCERS - Continued
    23,100* Grey Wolf, Inc.................  $   89,513
     2,491* Gulfport Energy Corp...........       3,347
    23,000* Harken Energy Corp.............     123,625
     1,400  Holly Corp.....................      38,325
    11,600* Input/Output, Inc..............     255,200
     5,900  KCS Energy, Inc................      70,063
     2,800* Louis Dreyfus Natural
             Gas Corp......................      49,000
     8,500* Newfield Exploration Co........     190,187
     6,100* Nuevo Energy Co................     198,250
     6,000* Patterson Energy, Inc..........      67,125
     3,300* Plains Resources, Inc..........      63,112
     3,400  St. Mary Land & Exploration....      92,650
    10,200  Snyder Oil Corp................     197,625
     4,200* Stone Energy Corp..............     148,837
     5,610* Swift Energy Co................     101,331
     6,800* Titan Exploration, Inc.........      55,250
     8,200  Tom Brown, Inc.................     137,350
     3,800* Unit Corp......................      29,688
    10,800  Vintage Petroleum, Inc.........     195,750
                                             ----------
                                              3,449,765
                                             ----------
            PAPER/FOREST PRODUCTS - 0.56%
     5,800* American Pad & Paper Co........      38,425
     7,200* Buckeye Technologies Inc.......     162,450
     6,300  Caraustar Industries, Inc......     193,331
     6,000  P. H. Glatfelter Co............      97,875
    12,600  Longview Fibre Co..............     207,900
     4,700  Pope & Talbot, Inc.............      63,744
     4,000  Schweitzer-Mauduit Inc.........     132,250
     3,700  Standard Register Co...........     133,431
     2,300  Universal Forest Products......      39,532
    14,334  Wausau-Mosinee Paper Corp......     306,389
                                             ----------
                                              1,375,327
                                             ----------

            PHOTOGRAPHY - 0.21%
     2,220  CPI Corp.......................      56,888
     6,600* Panavision, Inc................     174,075
     6,100  Photronics Inc.................     160,887
     2,000* Seattle Filmworks, Inc.........      17,250
     5,900* Ultratech Stepper, Inc.........     119,475
                                             ----------
                                                528,575
                                             ----------
            POLLUTION CONTROL - 0.94%
    28,800* Allied Waste Industries, Inc...     763,200
       546  Arcadis N.V....................       6,279
     3,450* Cuno, Inc......................      70,078
     8,700  Calgon Carbon Corp.............      92,981


  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------

            POLLUTION CONTROL - Continued
     7,700  Dames & Moore, Inc.............  $   99,619
    55,240* Laidlaw Environmental Srv Inc..     214,055
     1,625  Mine Safety Appliances Co......     116,086
       737* NCS Corp.......................       1,497
    19,000* Newpark Resources, Inc.........     345,563
     5,200  OHM Corp.......................      70,850
     5,600* Superior Services, Inc.........     171,500
     6,500* Tetra Tech, Inc................     143,000
     6,600* Thermo TerraTech, Inc..........      31,350
     4,900  Zurn Industries, Inc...........     203,350
                                             ----------
                                              2,329,408
                                             ----------

            PUBLISHING - NEWS - 0.27%
     4,700  Media General, Inc. Class A....     216,200
     7,400* Network Equipment
             Technologies..................     116,088
     3,833  Pulitzer Publishing Co.........     339,220
                                             ----------
                                                671,508
                                             ----------

            PUBLISHING/PRINTING - 1.23%
     5,500  American Business Products.....     122,375
     7,750  Banta Corp.....................     245,578
     3,400* Berlitz International, Inc.....      94,350
     6,000* Big Flower Holdings, Inc.......     184,125
     4,300  Bowne & Co., Inc...............     184,094
     2,900* Consolidated Graphics, Inc.....     148,444
     8,700* Golden Books Family
             Entertainment, Inc                  70,144
    11,400  John H. Harland Co.............     204,488
     7,000  Houghton Mifflin Co............     243,250
     3,300  John Wiley & Sons, Inc.
             Class A.......................     178,200
    14,200  Journal Register Co............     284,000
     5,975  McClatchy Company Class A......     177,383
     5,600  Merrill Corp...................     126,700
     4,700  New England Business Service...     153,043
     4,200* Scholastic Corp................     168,000
     2,800* Scientific Games Holdings......      59,150
    14,400* Topps Co. Inc..................      49,500
     6,509  Thomas Nelson, Inc.............      84,210
     8,400* World Color Press, Inc.........     252,525
                                             ----------
                                              3,029,559
                                             ----------

            RAILROAD - 0.10%
     1,200  Florida East Coast Industries..     149,700
     3,500* Motivepower Industries, Inc....      96,906
                                             ----------
                                                246,606
                                             ----------

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
28                                                                 May 31, 1998
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            REAL ESTATE - 0.57%
     2,300* Avatar Holdings, Inc...........  $   62,388
     3,700* CB Richard Ellis Services......     124,413
     3,800* Castle & Cooke, Inc............      71,725
     5,675  Cousins Properties, Inc........     173,442
     2,100  Forest City
             Enterprises, Inc. Class A.....     118,387
     7,200* Grubb & Ellis Co...............      86,400
     7,800* Insignia Financial
             Group, Inc.  Class A..........     191,587
     7,100  LNR Property Corp..............     183,712
     8,800  Merry Land & Investment Co.....     195,250
     7,467  Republic Bancorp Inc...........     140,940
     2,100  Tejon Ranch Co.................      56,044
                                             ----------
                                              1,404,288
                                             ----------

            REAL ESTATE INVESTMENT
            TRUSTS - 7.20%
     7,000  Amli Residential Properties....     157,063
     8,300  American General Hospitality...     197,125
     5,300  American Health Properties Com-
             Core Group....................     147,075
     8,600  Apartment Investment & Mgt. Co
             Class A.......................     335,400
    13,100  Arden Realty, Inc..............     359,431
     2,800  Associated Estates Realty......      53,200
     7,600  Avalon Properties, Inc.........     213,750
     8,230  BRE Properties, Inc. Class A...     218,095
     8,600  Bay Apartment
             Communities, Inc..............     316,050
     3,200  Bedford Prpty Investors, Inc...      61,600
     9,200  Berkshire Realty Co., Inc......     110,975
     5,373  Bradley Real Estate, Inc.......     112,161
     2,300  Burnham Pacific Properties.....      32,344
     9,600  CBL & Associates Properties....     235,800
    16,241  Camden Property Trust..........     496,366
     6,500  Capstone Capital Corp..........     151,531
    17,850  Capstead Mortgage Corp.........     325,763
     2,800  CenterPoint Properties Corp....      94,850
     5,400  Charles E. Smith, Realty Inc...     174,825
     8,900  Chateau Communities, Inc.......     263,663
     3,200  Chelsea GCA Properties.........     128,200
     8,400  Colonial Properties Trust......     255,150
     9,800  Commercial Net Lease Realty....     157,413
    23,500  Cornerstone Properties, Inc....     411,250
    10,800  Cornerstone Reality Income.....     127,575
     7,800  Criimi Mae, Inc................     118,950
     6,100  Crown American Realty Trust....      61,763
     7,200  Developers Diversified Realty..     282,150

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            REAL ESTATE INVESTMENT
            TRUSTS - Continued
    10,400  Dynex Capital, Inc.............  $  124,150
       800  EastGroup Properties, Inc......      16,050
    12,500  Equity Inns, Inc...............     178,906
     4,900  Essex Property Trust, Inc......     159,250
     3,900* Excel Legacy Corp..............      19,988
     3,900  Excel Realty Trust, Inc........     106,275
    13,400  Federal Realty
             Investment Trust..............     331,650
     7,600  FelCor Suite Hotels, Inc.......     261,725
    11,100  First Industrial Realty Trust..     344,100
     4,000  First Union Real Estate........      43,750
     8,200  Franchise Finance Corp.........     213,200
     4,800  Gables Residential Trust.......     133,800
     7,000  General Growth Properties......     259,000
     6,400  Glenborough Realty Trust, Inc..     180,000
     5,800  Glimcher Realty Trust..........     120,713
     9,600  Health Care Property
             Investors.....................     337,800
     3,500  Healthcare Realty Trust, Inc...      99,094
     3,500  Health Care REIT, Inc..........      90,344
    15,800  Highwoods Properties, Inc......     521,400
     2,600  Home Properties of NY, Inc.....      69,550
     3,892  Horizon Group, Inc.............      43,299
     5,300  Hospitality Properties Trust...     165,625
    11,300  IRT Property Co................     128,537
    15,300  Indymac Mortgage Holdings......     362,418
     3,700  Innkeepers USA Trust...........      51,568
     4,100  Irvine Apartment Communities...     122,487
     5,400  JDN Realty Corp................     175,500
     3,300  JP Realty, Inc.................      75,487
     4,400  Kilroy Realty Corp.............     115,225
     7,200  Koger Equity, Inc..............     151,200
     5,800  LTC Properties, Inc............     116,362
    11,400  Liberty Property Trust.........     301,387
     3,200  MGI Properties.................      77,800
     3,500  Macerich Co....................      94,500
    15,100  Mack Cali Realty Corp..........     543,600
     8,500  Manufactured Home Communities..     211,968
    11,300  Meridian Indust. Trust, Inc....     262,725
     5,300  Mid-Amer Apartment
             Communities...................     142,768
     8,800  Mills Corp.....................     217,250
     4,300  National Golf Properties, Inc..     129,268
     5,600  National Health
             Investors, Inc................     197,750
    10,500  Nationwide Health Properties...     252,000
     6,300  Ocwen Asset Investment Corp....     107,100
     4,586  Omega Healthcare Investors.....     157,930

  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            REAL ESTATE INVESTMENT
            TRUSTS - Continued
     8,300  Pacific Gulf Properties, Inc...  $  180,525
     4,500  Pennsylvania Real Estate Inv...     106,031
     9,482  Post Properties, Inc...........     389,947
     7,000  Prentiss Properties Trust......     178,938
     4,700  Price REIT, Inc................     224,131
     1,700  Prime Retail, Inc..............      22,419
     9,000  RFS Hotel Investors, Inc.......     178,875
     5,800  Realty Income Corp.............     154,063
     7,400  Reckson Associates
             Realty Corp...................     184,075
     2,500  Redwood Trust, Inc.............      58,594
     5,300  Regency Realty Corp............     129,850
     2,900  Saul Centers, Inc..............      50,388
     5,200* Security Capital
             Atlantic, Inc.................     116,025
       369  Security Capital Group
             (Warrants)....................         369
     6,800  Shurgard Storage
             Centers, Inc. Class A.........     195,075
     1,600  Sovran Self Storage, Inc.......      43,700
     6,200  Storage USA, Inc...............     230,563
     5,800  Storage Trust Realty...........     139,925
     5,600  Summit Properties, Inc.........     111,650
     7,100  Sun Communities, Inc...........     240,956
     5,300  Sunstone Hotel Investors, Inc..      76,188
     7,700  Taubman Centers, Inc...........     105,394
     6,200  Thornburg Mortgage Asset Corp..      87,188
    10,000  Town & Country Trust...........     164,375
     3,600  TriNet Corporate Realty Trust..     125,550
     3,600  Universal Health Realty Income.      70,425
     7,100  Urban Shopping Centers, Inc....     234,300
     6,300  Walden Residential Properties..     152,775
     7,900  Washington Real Estate Inv.....     139,731
     7,200  Weeks Corp.....................     229,950
     4,300  Western Investment
             Real Estate...................      59,125
                                             ----------
                                             17,795,117
                                             ----------

            RESTAURANTS - 1.41%
     7,562  Apple South, Inc...............      99,251
     7,850  Applebees International, Inc...     191,344
    10,400  Bob Evans Farms, Inc...........     221,650
    17,100* Brinker International, Inc.....     371,925
    14,880* Buffets, Inc...................     242,730
    11,145  CKE Restaurants, Inc...........     353,854
     4,200  The Cheesecake Factory.........      84,788
     2,500* Consolidated Products, Inc.....      49,531
     9,900* Foodmaker, Inc.................     167,063
     7,100* Landrys Seafood Restaurants....     160,860


===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                 29
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            RESTAURANTS - Continued
     7,600* Lone Star Steakhouse & Saloon..  $  128,250
     5,900  Luby's Cafeterias, Inc.........     109,150
     2,700  Morrison Health Care, Inc......      46,238
     6,800* NPC International, Inc.........      84,150
     4,625* Papa Johns International, Inc..     192,516
     7,800* Rainforest Cafe, Inc...........     108,469
    11,800  Ruby Tuesday, Inc..............     189,538
    15,600* Ryan's Family Steak Houses.....     158,925
     5,000* Sbarro, Inc....................     146,250
    16,200* Shoney's, Inc..................      71,887
     7,125* Sonic Corp.....................     147,398
     6,100* Triarc Companies Inc. Class A..     148,686
                                             ----------
                                              3,474,453
                                             ----------


            SAVINGS & LOAN - 1.63%
     5,020  ALBANK Financial Corp..........     261,040
     6,540  Astoria Financial Corp.........     359,905
     6,000  Bay View Capital Corp..........     193,500
     6,150  CitFed Bancorp, Inc............     304,041
     5,200* Coast Federal Litigation-CVF...      77,350
     5,200  Dime Community Bancorp, Inc....     150,800
     5,155  Downey Financial Corp..........     170,759
       600  First Financial Holdings, Inc..      13,875
     4,700  First Indiana Corp.............     113,975
     3,913  First Source Bancorp Inc.......      39,619
     4,500  FirstFed Financial Corp........     220,781
     4,000  HFNC Financial Corp............      50,500
     2,900  JSB Financial, Inc.............     168,563
     2,600  Klamath First Bancorp..........      51,513
     7,600  Long Island Bancorp, Inc.......     469,538
     4,132  MAF Bancorp, Inc...............     155,983
    18,184  Peoples Heritage
             Financial Grp.................     409,140
     7,625  Provident Bankshares Corp......     238,281
     3,748  Queens County Bancorp, Inc.....     164,911
       400  Reliance Bancorp, Inc..........      15,275
     2,100  St Francis Capital Corp........      86,625
     7,100  TR Financial Corp..............     317,725
                                             ----------
                                              4,033,699
                                             ----------

            SECURITIES RELATED - 1.17%
     3,300  Dain Rauscher Corp.............     187,275
     8,200* E*Trade Group, Inc.............     177,325
     3,100  Enhanced Financial Services....     201,888
     8,017  Financial Security Assurance...     475,007
     5,600* Hambrecht & Quist Group........     172,200
     3,099  Investors Financial Services...     154,950


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            SECURITIES RELATED - Continued
     4,800  Jefferies Group, Inc...........  $  220,800
     5,333  Legg Mason, Inc................     321,647
     6,600  McDonald & Co
             Investments, Inc..............     198,000
     9,150  Morgan Keegan, Inc.............     209,878
     5,400  Pioneer Group, Inc.............     153,562
     9,150  Raymond James Financial Inc....     276,787
     1,700* White River Corp...............     151,725
                                             ----------
                                              2,901,044
                                             ----------

            SEMICONDUCTOR EQUIPMENT - 0.02%
     3,000* ATMI Inc.......................      54,375


            SEMICONDUCTORS - 1.04%
     6,300* Actel Corp.....................      80,325
     6,200* Alliance Semiconductor Corp....      29,838
     6,500* Altron, Inc....................      71,906
     3,600* Anadigics, Inc.................      51,975
     9,300* Burr Brown Corp................     238,604
    13,400  Cirrus Logic, Inc..............     134,000
     3,100  Cohu, Inc......................      95,325
     6,650* Credence Systems Corp..........     139,650
     6,400* Cymer Inc......................     121,800
    12,600* DSP Communications, Inc........     231,525
     5,300* ESS Technology, Inc............      24,015
     5,700* Etec Systems, Inc..............     208,405
     4,300* Electroglas, Inc...............      58,587
     8,000* FSI International, Inc.........      92,000
     2,900* Fusion Systems Corp............         272
    11,000* International Rectifier Corp...     116,188
     9,300* Level One Communications, Inc..     248,194
     4,600* MRV Communications, Inc........     106,950
    11,000* Ramtron International Corp.....      44,344
     2,950* SDL, Inc.......................      64,900
     7,400* Silicon Valley Group Inc.......     135,513
     3,400* Siliconix, Inc.................      91,588
     1,600* Speedfam International, Inc....      31,200
     2,700* Triquint Semiconductor, Inc....      61,088
     6,200* Unitrode Corp..................      80,988
                                             ----------
                                              2,559,180
                                             ----------

            TELECOMMUNICATIONS - 3.00%
     7,100  ABM Industries, Inc............     196,581
     6,000* Adtran, Inc....................     145,875
     4,600* Aerial Communications, Inc.....      27,888
    14,100* Aspect Telecommunications Co...     363,956
       700* CKS Group, Inc.................      14,000

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            TELECOMMUNICATIONS - Continued
     5,250* Cellular Communications Int'l..  $  247,406
     4,200* CellStar Corp..................     126,394
    12,800* CellNet Data Systems, Inc......     129,600
     8,180* Cellular Technical Services....       8,180
     4,800* Centennial Cellular Corp.
             Class A.......................     168,000
     3,700* Cidco, Inc.....................      30,063
     3,500* Coherent Communications........     165,594
    14,900  COMSAT Corp....................     519,638
     3,200* CoreComm Inc...................      68,000
    13,400* Glenayre Technologies, Inc.....     205,187
     7,100* HighwayMaster Communications...      25,737
     5,000* IXC Communications, Inc........     217,968
     5,200  Inter-Tel, Inc.................      97,662
     5,400* InterVoice, Inc................      71,550
     4,300* Itron, Inc.....................      66,380
     2,750  MasTec, Inc....................      56,719
     9,000  McLeodUSA, Inc. Class A........     373,500
     2,794* Millicom International
             Cellula.......................     108,617
     6,766* NTL Inc........................     274,869
     3,200* Natural Microsystems Corp......      68,500
     1,600  North Pittsburgh Systems.......      25,200
     7,300* Omnipoint Corp.................     150,106
     1,900* Pacific Gateway Exchange, Inc..      80,988
    12,500* PageMart Wireless, Inc.
             Class A.......................     113,281
    29,700* Paging Network, Inc............     406,519
     4,400  Plantronics, Inc...............     201,300
        74  Porta Systems Corp.............         315
     7,800  Premisys Communications Inc....     194,269
     4,800  Premier Technologies, Inc......     114,600
     6,640* PriCellular Class A............      90,055
     3,500* Proxim, Inc....................      45,938
     1,200* Quintel Entertainment, Inc.....       6,525
     7,000* RCN Corp.......................     150,500
     4,900* Sanmina Corp...................     381,588
    12,400* Skytel Communications Inc......     280,550
     9,100* Symmetricom, Inc...............      57,444
     1,900* Tekelec........................      84,431
     7,700* Tel-Save Holdings, Inc.........     152,075
     3,455* Teleport Communications
             Gro Cl A......................     193,238
     4,100* Transaction Network Services...      83,538
     8,200* Vanguard Cellular
             Systems, Inc. Class A.........     147,088
    17,000* Western Wireless Corp Class A..     314,500
     8,800* WinStar Communications, Inc....     330,000
     8,600* Wireless Telecom Group.........      30,100
                                             ----------
                                              7,412,012
                                             ----------

===============================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
30                                                                 May 31, 1998
===============================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------

            TEXTILE - PRODUCTS - 0.66%
    14,200* Burlington Industries, Inc.....  $  249,388
     6,100* Cone Mills Corp................      58,713
     4,100  Culp, Inc......................      71,750
     5,500* Fabri-Centers of
             America, Inc. Class A.........     162,250
     4,750  G & K Services, Inc. Class A...     185,250
     7,650  Guilford Mills, Inc............     206,550
     6,600* Lydall, Inc....................     115,500
     8,100* Mohawk Industries, Inc.........     246,037
     3,200  Springs Industries, Inc.
             Class A.......................     179,600
     6,800  Wellman, Inc...................     163,625
                                             ----------
                                              1,638,663
                                             ----------

            TOBACCO - 0.10%
     3,000  Cons Cigar Holdings Inc........      41,437
    12,100  DIMON, Inc.....................     163,350
     3,601* General Cigar Holdings, Inc....      35,785
                                             ----------
                                                240,572
                                             ----------

            TRUCKERS - 0.68%
     7,500* American Freightways Corp......      85,781
     4,950  Arnold Industries, Inc.........      77,344
     7,800* Consolidated Freightways Corp..     115,050
     5,832  Heartland Express, Inc.........     127,575
       750* Knight Transportation, Inc.....      14,297
     5,200* Landstar System, Inc...........     175,825
     2,300* M.S. Carriers, Inc.............      68,713
     3,100  Roadway Express, Inc...........      58,319
    18,862  Rollins Truck Leasing Corp.....     226,344
     6,900* Swift Transportation Co., Inc..     153,525
     5,600  USFreightways Corp.............     176,400
     4,687  Werner Enterprises, Inc........      89,052
     3,700  Xtra Corp......................     194,250
     6,500* Yellow Corp....................     121,875
                                             ----------
                                              1,684,350
                                             ----------

            UTILITIES - COMMUNICATION - 0.24%
     9,200  Aliant Communications, Inc.....     213,325
     3,200  CFW Communications Co..........      80,000
     4,666  Commonwealth Telephone Ent.....     138,814
     5,178  PXRE Corp......................     163,107
                                             ----------
                                                595,246
                                             ----------

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                   ----------
            UTILITIES - ELECTRIC - 2.20%
     5,400  Black Hills Corp...............  $  118,463
     5,600  Cleco Corp.....................     167,650
    13,100  Central Maine Power Co.........     250,538
     3,400  CILCORP, Inc...................     149,813
     4,600  Commonwealth Energy System Co..     174,800
    31,300  Conectiv, Inc..................     639,694
     1,900  Conectiv, Inc. Class A.........      61,512
     9,300  Eastern Utilities Associates...     235,987
    15,100* El Paso Electric Co............     143,450
     4,100  Empire District Electric Co....      83,793
     6,100  Hawaiian Electric
             Industries, Inc...............     233,325
     5,600  Indiana Energy, Inc............     172,900
    17,432  Interstate Energy Corp.........     524,050
     7,525  Madison Gas & Electric Co......     159,905
     6,600  Minnesota Power Inc............     260,287
    11,600  Nevada Power Co................     276,950
     8,100  Northwestern Corp..............     195,413
     2,875  Otter Tail Power Co............      92,000
    10,400  Public Service Co.
             of New Mexico.................     225,550
    13,400  Rochester Gas & Electric Corp..     412,050
     5,950  SIG Corp, Inc..................     185,566
     2,700  TNP Enterprises, Inc...........      87,919
     8,020* Unisource Energy Corp. Hldg....     126,816
     3,700  United Illuminating Co.........     175,288
    10,500  Washington Gas Light Co........     273,656
                                             ----------
                                              5,427,375
                                             ----------

            UTILITIES - GAS, DISTRIBUTION - 0.78%
    18,600  AGL Resources, Inc.............     372,000
     2,700  Connecticut Natural Gas Corp...      62,775
     2,200  Colonial Gas Co................      62,563
     2,200  Connecticut Energy Corp........      63,938
     8,600  Energen Corp...................     174,688
     1,200  NUI Corp.......................      29,550
    12,600* National-Oilwell, Inc..........     440,212
     5,600  Northwest Natural Gas Co.......     154,000
     7,400  Piedmont Natural Gas Co., Inc..     234,487
     7,800  Public Service Co. of NC.......     165,750
     9,900  Southwestern Energy Co.........     104,568
     2,550  Yankee Energy Systems, Inc.....      61,200
                                             ----------
                                              1,925,731
                                             ----------

  NUMBER                                       MARKET
 OF SHARES                                      VALUE
 ---------                                   ----------
            UTILITIES - GAS, PIPELINE - 0.12%
     2,400  North Carolina Natural Gas.....  $   55,500
     5,900  ONEOK Inc......................     230,469
                                             ----------
                                                285,969
                                             ----------

            UTILITIES - MISCELLANEOUS - 0.52%
     4,400  Central Hudson Gas & Electric..     192,225
     7,150  MDU Resources Group, Inc.......     238,184
     3,500  Orange and Rockland Utilities..     187,031
     7,700  Sierra Pacific Resources.......     264,206
     2,900  Trigen Energy Corp.............      40,238
     5,600  WPS Resources Corp.............     175,350
     9,000* Walter Industries, Inc.........     172,125
                                             ----------
                                              1,269,359
                                             ----------

            WATER SERVICES - 0.23%
     3,000  Aquarion Co....................     100,125
     2,800  California Water
             Service Group.................      62,125
     1,900  E'Town Corp....................      65,550
     9,700  Philadelphia Suburban Corp.....     190,968
     2,150  Southern California Water Co...      46,897
     6,200  United Water Resources.........      99,588
                                             ----------
                                                565,253
                                             ----------

            TOTAL COMMON STOCKS
            (Cost $186,116,688)............ 240,043,605

   PAR
  VALUE
----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 2.36%

            FINANCE COMPANIES - 0.93%
$2,291,000  Ford Motor Credit Co.,
              5.45% due 06/01/98...........   2,291,000

            SECURITIES RELATED - 1.43%
            Merrill Lynch & Co.
 1,534,000    5.60% due 06/06/98...........   1,533,523
 2,000,000    5.58% due 06/02/98...........   1,999,690
                                             ----------
                                              3,533,213
                                             ----------

            TOTAL CORPORATE SHORT
            TERM COMMERCIAL PAPER
            (Cost $5,824,213)..............   5,824,213
                                             ==========

===============================================================================
 May 31, 1998                                                                31
                SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
===============================================================================

    PAR                                         MARKET
   VALUE                                        VALUE
----------                                  -----------

            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.08%

            U. S. TREASURY BILLS - 0.08%
$  200,000  United States Treasury Bills,
              4.94% due 06/04/98........... $    199,918
                                            ------------

            UNITED STATES GOVERNMENT -
            SHORT TERM
            (Cost $199,918)................      199,918
                                            ------------

            TOTAL INVESTMENTS
            (Cost $192,140,819) - 99.55%...  246,067,736
            Other assets and liabilities,
             net - 0.45%...................    1,114,822
                                            ------------

            NET ASSETS (equivalent
             to $17.94 per share on
             13,776,917 shares
             outstanding) - 100%........... $247,182,558
                                            ============
          * Non-income producing

                                             UNREALIZED
CONTRACTS                                   DEPRECIATION
---------                                   -------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value
              at 5/31/98)
   26 (2)   Russell 2000 Index Futures
             (June/$456.45)................ $   (311,225)
                                            =============

            (1) U.S. Treasury Bills with a market value of approximately $200,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.

            (2)  Per 500

                                              MARKET
                                              VALUE
                                           ------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  13,776,917 shares outstanding........... $    137,769
Additional paid in capital................  174,700,392
Undistributed net realized
 gain on securities.......................   18,696,806
Undistributed net investment income.......       31,899
Unrealized appreciation (depreciation) of:
  Investments...........  $53,926,917
  Futures ..............     (311,225)       53,615,692
                          -----------      ------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING............................. $247,182,558
                                           ============

================================================================================
                   SMALL CAP INDEX FUND - FINANCIAL STATEMENTS
32
================================================================================

STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998


INVESTMENT INCOME:
Dividends ...........................................................................   $  2,784,313
Interest ............................................................................        493,266
                                                                                        ------------
  Total investment income ...........................................................      3,277,579
                                                                                        ------------

EXPENSES:
Advisory fees .......................................................................        798,980
Custodian and accounting services ...................................................         48,447
Reports to shareholders .............................................................         18,071
Audit fees and tax services .........................................................          5,971
Directors' fees and expenses ........................................................          4,511
Miscellaneous .......................................................................         20,829

  Total expenses ....................................................................        896,809
                                                                                        ------------
NET INVESTMENT INCOME ...............................................................      2,380,770
                                                                                        ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain on:
  Investments ......................................................  $ 18,026,929
  Futures contracts ................................................     1,045,986        19,072,915
                                                                      ------------
Net unrealized appreciation (depreciation) during the year:
  Investments ......................................................    20,249,083
  Futures contracts ................................................      (623,225)       19,625,858
                                                                      ------------      ------------
   Net realized and unrealized gain on securities during the year ...................     38,698,773
                                                                                        ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................   $ 41,079,543
                                                                                        ============


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:


                                                                                  1998               1997
                                                                             -------------      -------------
OPERATIONS:
Net investment income ..................................................     $   2,380,770      $   2,388,474
Net realized gain on securities ........................................        19,072,915         17,523,137
Net unrealized appreciation (depreciation) of securities
  during the year ......................................................        19,625,858         (6,382,053)
                                                                             -------------      -------------
  Increase in net assets resulting from operations .....................        41,079,543         13,529,558
                                                                             -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................................................        (2,367,516)        (2,385,945)
Net realized gain on securities ........................................       (17,477,319)       (11,216,991)
                                                                             -------------      -------------
  Decrease in net assets resulting from distributions
   to shareholders .....................................................       (19,844,835)       (13,602,936)
                                                                             -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .......................................        39,604,509         20,665,121
Proceeds from capital stock issued for distributions reinvested ........        19,844,835         13,602,936
                                                                             -------------      -------------
                                                                                59,449,344         34,268,057
Cost of capital stock repurchased ......................................       (25,960,237)       (22,521,418)
                                                                             -------------      -------------
  Increase in net assets resulting from capital stock transactions .....        33,489,107         11,746,639
                                                                             -------------      -------------
TOTAL INCREASE IN NET ASSETS ...........................................        54,723,815         11,673,261

NET ASSETS:
Beginning of year ......................................................       192,458,743        180,785,482
                                                                             -------------      -------------
End of year (including undistributed net investment income
  of $31,899 and $18,645) ..............................................     $ 247,182,558      $ 192,458,743
                                                                             =============      =============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ...........................................         2,173,506          1,339,448
Shares issued for distributions reinvested .............................         1,157,942            890,371
Shares of capital stock repurchased ....................................        (1,447,855)        (1,465,127)
                                                                             -------------      -------------
  Increase in shares outstanding .......................................         1,883,593            764,692
Shares outstanding:
  Beginning of year ....................................................        11,893,324         11,128,632
                                                                             -------------      -------------
  End of year ..........................................................        13,776,917         11,893,324
                                                                             =============      =============

================================================================================
              INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS
May 31, 1998                                                                  33
================================================================================


  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         COMMON STOCKS - 98.63%
         AIRLINES - 0.89%
  4,100  British Airways plc - ADR...... $   431,013
 40,000* Japan Air Lines Co. Ltd........     102,535
 25,000  Lufthansa Ag...................     624,912
 60,000  Malay Airline System Bhd.......      35,889
 35,000  Singapore Airlines.............     194,386
                                         -----------
                                           1,388,735
                                         -----------

         APPAREL & PRODUCTS - 0.16%
 20,000  Onward Kashiyama Co., Ltd......     248,393
                                         -----------


         APPLIANCES/FURNISHINGS - 1.72%
  4,200  Matsushita Electric Industrial
          Co.Ltd. - ADR.................     656,250
 10,000  Philips Electronics NV.........     950,250
 33,000  Sanyo Electric Co. Ltd.........      94,599
  3,400  Sanyo Electric Co. Ltd. - ADR..      49,725
 10,970  Sony Corp - ADR................     919,423
                                         -----------
                                           2,670,247
                                         -----------

         AUTO - CARS - 3.99%
 15,000  Daimler-Benz AG - ADR..........   1,483,125
 50,000  Fiat S.p.A.....................     223,834
 16,500  Fiat S.p.A. - ADR..............     368,156
 12,500  Honda Motor Co., Ltd. - ADR....     831,250
 35,000  Nissan Motor Co., Ltd..........     106,145
 18,000  Nissan Motor Co., Ltd. - ADR...     112,500
    500  Peugeot Citroen SA.............      97,693
 78,000  Toyota Motor Corp..............   1,931,836
    500  Volkswagen Ag..................     405,493
 20,000  Volvo AB.......................     639,251
                                         -----------
                                           6,199,283
                                         -----------

         AUTO - ORIGINAL EQUIPMENT -
         0.06%
 25,000  Calsonic Corp..................      88,996
                                         -----------

         AUTO - REPLACEMENT PARTS -
         1.03%
 26,000  Bridgestone Corp...............     593,256
  5,550  Denso Corp.....................     376,501
 10,093  Michelin (CGDE) Class B........     624,508
                                         -----------
                                           1,594,265
                                         -----------

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         BANKS - OTHER - 13.32%
 60,000  AMMB Holdings BHD.............. $    53,365
 50,000  Asahi Bank Ltd.................     188,100
  3,190  Asahi Bank Ltd. - ADR..........     119,943
126,000  Bank of Tokyo - Mitsubishi.....   1,296,484
 68,000  Bank of Yokohama Ltd...........     165,961
  2,296  Bank of Yokohama Ltd. - ADR....      56,006
 38,287  Barclays plc...................   1,021,809
 11,977  Bco Comm Portugues.............     396,588
 25,000  Bco Santander..................   1,258,660
  7,000  Bco Totta E Acores.............     259,075
 40,000  Chiba Bank Ltd.................     142,393
108,000  Commerce Asset Holding.........      57,017
 11,250  Commerce Asset Holding
          (Warrants)....................       1,082
  6,300  Den Danske Bank AF 1871 - ADR..     783,819
 27,500  Deutsche Bank AG - ADR.........   2,369,315
 13,000  Development Bank of Singapore
          Ltd...........................      78,411
 14,987  Development Bank of Singapore
          Ltd. - ADR....................     361,692
 17,000  Dresdner Bank AG - ADR.........     956,420
 10,000  Foreningssparbk................     300,486
 25,000  Hang Seng Bank.................     186,314
  2,180  HSBC Holdings plc - ADR........     528,894
 15,000  Industrial Bank of Japan Ltd...      92,064
 25,000* Ist Bc S.Paolo To..............     391,780
 13,500  Istituto Mobiliare Italiano
          S.p.A. - ADR..................     690,187
 48,000  Joyo Bank......................     170,525
147,654  Lloyds TSB Group plc...........   2,145,149
 60,000* Malayan Bk Bhd.................      84,261
 31,435  National Australia Bank Ltd....     435,931
  9,319  National Australia Bank Ltd. -
          ADR...........................     642,429
 10,591  National Westminster Bank plc..     193,575
  2,500  Paribas Banque.................     254,889
250,000  RHB Capital BHD................     136,534
 50,000  RHB Capital BHD (Warrants).....       7,672
 20,598  Royal Bank Scot Group..........     347,866
 98,000  Sakura Bank Ltd................     290,837
  2,000  Schweiz Bankverein.............     722,241
 30,000  Shizuoka Bank..................     324,500
 74,000  Sumitomo Bank..................     691,963
 26,000  Tokai Bank.....................     143,996
  2,225  Tokai Bank - ADR...............     246,321
  1,000  Union Bank of Switzerland AG...   1,680,729
 13,300  Westpac Banking Corp. Ltd. -
          ADR...........................     438,900
                                         -----------
                                          20,714,183
                                         -----------

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         BEVERAGE - BREWERS/
         DISTRIBUTORS - 1.38%
 34,642* Bass........................... $   636,534
 60,500  Diageo.........................     684,292
 16,000  Kirin Brewery Co., Ltd.........     148,921
 12,000  LVMH (Moet Hennessy Louis
          Vuitton) - ADR................     508,500
 45,000  Sapporo Breweries..............     170,590
                                         -----------
                                           2,148,837
                                         -----------

         BROADCASTING - 0.48%
 50,000  British Sky Broadcasting Group
          plc...........................     351,976
    764  Canal Plus.....................     138,677
 40,000  Mediaset.......................     256,542
                                         -----------
                                             747,195
                                         -----------

         BUILDING MATERIALS - 1.90%
 20,000  Asahi Glass Co. Ltd............     108,022
  1,223  Cie De St Gobain...............     241,207
 31,072  CRH plc........................     447,547
  2,505  Fletcher Challenge Building
          Division......................      41,959
  2,700  Glaverbel SA...................     399,973
    725  Holderbank Finance Glarus......     926,865
 40,000  Inax Corp......................     135,750
    343* Lafarge........................      34,971
  4,116  Lafarge SA.....................     417,585
 15,000  Tostem Corp....................     192,360
                                         -----------
                                           2,946,239
                                         -----------

         CHEMICAL - MAJOR - 1.36%
 25,000  BASF AG........................   1,158,750
 10,000  Bayer AG.......................     478,072
 10,000  Bayer AG - ADR.................     478,462
                                         -----------
                                           2,115,284
                                         -----------

         CHEMICAL - MISCELLANEOUS - 1.84%
 13,603  Air Liquide - ADR..............     536,136
  5,100  Akzo Nobel N V- ADR............     533,587
 23,420  BOC Group plc..................     371,044
  7,500  Degussa Ag.....................     478,773
  6,000  Imperial Chemical Industries
          plc - ADR.....................     447,750
 13,100  Shin Etsu Chemical Co..........     243,574
 50,000  Toray Industries Inc...........     249,115
                                         -----------
                                           2,859,979
                                         -----------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
34                                                                  May 31, 1998
================================================================================


  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         CONGLOMERATES - 1.21%
  6,890  Broken Hill Proprietary Co.
          Ltd. - ADR....................  $  118,422
 34,942* Btr............................     115,140
 15,408* Btr Plc........................     211,860
 30,000  Hutchison Whampoa..............     156,794
  3,300  Itochu Corp. - ADR.............      74,305
 71,250  Keppel Corp. Ltd...............     142,117
 26,875  Keppel Corp. Ltd. - ADR........     107,242
  8,157  Lagardere Groupe...............     358,564
 70,000  Marubeni Corp..................     141,527
  3,200  Marubeni Corp. - ADR...........      64,663
 22,000  Mitsubishi Corp................     132,804
 50,000  Mitsui & Co....................     256,336
                                          ----------
                                           1,879,774
                                          ----------

         CONSUMER FINANCE - 0.03%
 37,000  Nippon Shinpan Co..............      49,960
                                          ----------

         COSMETICS/TOILETRIES - 1.44%
  1,100  Loreal Co......................     546,231
 15,400  Loreal Co. - ADR...............   1,529,505
 14,490  Shiseido Ltd. - ADR............     168,359
                                          ----------
                                           2,244,095
                                          ----------

         DRUGS - 7.80%
 26,666  Astra AB.......................     535,885
 47,900  Glaxo Wellcome plc - ADR.......   2,583,606
  7,700  Kissei Pharmaceutical Co.......      97,577
  1,600  Novartis Ag....................   2,708,606
  5,000  Ono Pharmaceutical.............     111,560
    200  Roche Holdings AG..............   2,056,699
 10,000  Sankyo Co. Ltd.................     241,173
148,897  Smithkline Beecham.............   1,613,590
 35,000  Takeda Chemical Industries Ltd.     904,759
 30,900  Zeneca Group plc - ADR.........   1,278,488
                                          ----------
                                          12,131,943
                                          ----------

         ELECTRICAL EQUIPMENT - 1.52%
  1,000  Barco..........................     255,776
 15,000  Fanuc..........................     552,387
 30,000  Fujikura.......................     136,905
 84,000  General Electric plc...........     688,730
 10,400  General Electric plc - ADR.....      85,262
 10,000  Murata Manufacturing Co........     289,552
  3,400  Sumitomo Electric Industries
          Ltd.- ADR.....................     355,054
                                          ----------
                                           2,363,666
                                          ----------

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         ELECTRONIC INSTRUMENTS - 2.60%
 50,000  Hitachi Ltd....................  $  329,627
  8,550  Hitachi Ltd. - ADR.............     567,506
  6,000  Kyocera Corp...................     292,873
 25,000  NEC Corp.......................     254,531
  5,100  NEC Corp. - ADR................     260,100
 50,000  Racal Electronics plc..........     307,877
  7,110  Schneider SA...................     601,314
  8,000  Siemens AG.....................     516,520
 12,000  Siemens AG - ADR...............     775,412
 25,000  Yokogawa Electric..............     129,251
                                          ----------
                                           4,035,011
                                          ----------

         FINANCE COMPANIES - 2.94%
 20,000  Abbey National.................     357,040
 63,000  ABN Amro Holdings N V..........   1,525,621
    126  Dekia France...................      17,121
  8,182  Fortis Amev NV.................     490,664
 20,180  ING Groep NV...................   1,385,772
  3,984  Societe Generale...............     789,076
                                          ----------
                                           4,565,294
                                          ----------

         FOODS - 3.29%
 25,000  Ajinomoto Inc..................     210,304
  1,900  Ajinomoto Inc. - ADR...........     159,744
 22,084  Cadbury Schweppes plc..........     337,791
  3,929  Cadbury Schweppes plc - ADR....     240,651
 31,794  Coca Cola Amatil Ltd...........     233,954
 10,000  Daiei, Inc.....................      28,161
 11,500  Daiei, Inc. - ADR..............      63,250
100,000  Golden Hope Plantations........     109,227
  1,000  Groupe Danone..................     269,263
 30,000  Nestle S A - ADR...............   3,218,862
 30,750  Tate & Lyle plc................     250,116
                                          ----------
                                           5,121,323
                                          ----------

         FOOTWEAR - 0.17%
  1,500  Adidas AG......................     264,817
                                          ----------

         FREIGHT - 0.67%
 98,000  Mitsui Osk Lines Ltd...........     150,018
 40,000  Nippon Yusen Kabushiki Kaish...     138,349
  8,570  Nippon Yusen Kabushiki Kaish -
           ADR..........................     296,253
 33,599  P & O Steam Navigation.........     462,890
                                          ----------
                                           1,047,510
                                          ----------

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------

         HOME BUILDERS - 0.27%
 15,000  Daiwa House Industry Co. Ltd...  $  116,868
    214* Sekisui Homes Ltd. - ADR.......      15,830
 20,000  Sekisui House, Ltd.............     148,025
  3,000  Skanska Ab.....................     141,630
                                          ----------
                                             422,353
                                          ----------

         HOSPITAL SUPPLIES - 0.65%
  2,000  Novo-Nordisk A/S...............     314,803
  8,800  Novo-Nordisk A/S - ADR.........     690,800
                                          ----------
                                           1,005,603
                                          ----------

         HOUSEHOLD PRODUCTS - 0.88%
  7,000  Katokichi Co...................      77,991
 16,400  Unilever N V - ADR..............  1,294,575
                                          ----------
                                           1,372,566
                                          ----------

         INFORMATION PROCESSING - 1.03%
 14,000  Fujitsu Ltd....................     160,734
  7,200  Fujitsu Ltd. - ADR.............     413,091
  2,000  SAP AG.........................   1,033,487
                                          ----------
                                           1,607,312
                                          ----------

         INSURANCE -  CASUALTY - 0.29%
 25,000  Mitsui Marine & Fire...........     122,752
 50,000  Nippon Fire & Marine
          Insurance.....................     191,350
 25,000  Sumitomo Marine & Fire.........     138,999
                                          ----------
                                             453,101
                                          ----------

         INSURANCE - LIFE - 1.19%
 66,911  Irish Life plc.................     549,708
 15,240  Prudential plc - ADR...........   1,010,849
 20,000* Skandia Forsakring.............     292,192
                                          ----------
                                           1,852,749
                                          ----------

         INSURANCE - MULTILINE - 3.79%
  3,000  Allianz AG.....................     948,298
     88* Allianz AG.....................      27,570
 27,313  Assic Generali.................     877,807
 10,962  AXA UAP........................   1,247,722
  1,500  Munchener Ruckvers.............     681,379
 55,267  Royal Sun Alliance.............     586,288
154,095  Sedgwick Group plc.............     372,492
    500  Swiss Reinsurance AG...........   1,151,873
                                          ----------
                                           5,893,429
                                          ----------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  35
================================================================================


  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         LEISURE TIME - 1.16%
 20,000  Canon, Inc. - ADR.............. $   470,000
 15,000  Fuji Photo.....................     507,979
 53,882  Ladbroke Group plc.............     304,499
 88,050  Rank Group.....................     513,409
                                         -----------
                                           1,795,887
                                         -----------

         LODGING - 0.15%
297,916  Hong Kong & Shanghai Hotels....     159,550
 22,916* Hong Kong & Shanghai Hotels
          (Warrants)....................          29
180,000  Hotel Properties...............      65,572
                                         -----------
                                             225,151
                                         -----------

         MACHINE TOOLS - 0.39%
 35,000  Amada Co., Ltd.................     176,908
 16,000  Makita Corp. - ADR.............     167,000
 25,000  Minebea Co. Ltd................     256,517
                                         -----------
                                             600,425
                                         -----------

         MACHINERY - CONSTRUCTION &
         CONTRACTS - 0.75%
  3,501* Algeco.........................     377,427
  2,000  Groupe Gtm.....................     186,528
  2,000  Jean Lefebvre SA...............     165,134
 52,000  Kajima Corp....................     139,678
  2,340  Kajima Corp. - ADR.............      62,821
 80,000  Kumagai Gumi Co................      40,263
 16,000* Kumagai Gumi Co. (Warrants)....          21
 70,000  Shimizu Corp...................     192,072
                                         -----------
                                           1,163,944
                                         -----------

         MACHINERY - INDUSTRIAL/
         SPECIALTY - 2.62%
 10,000  Atlas Copco AB Series A........     289,641
    125  Bobst SA.......................     236,247
 61,056* British Aerospace..............     541,495
  8,000  Ebara Corp.....................      71,687
  2,530  Ebara Corp. - ADR..............     226,589
100,000  Halma plc......................     209,063
 50,000  Kawasaki Heavy Industries......      93,509
 70,000  Kubota Corp....................     169,326
  1,350  Kubota Corp. - ADR.............      67,162
    750  Man AG.........................     298,445
  1,000  Mannesmann AG..................     978,002

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         MACHINERY - INDUSTRIAL/
         SPECIALTY - Continued
    612  Rauma Oy....................... $    12,639
 49,662  Rolls Royce....................     236,647
 25,367  Siebe plc......................     635,980
                                         -----------
                                           4,066,432
                                         -----------

         MEDICAL TECHNOLOGY - 0.02%
 20,000* Instrumentation Laboratory
          S. p. A. .....................      32,500
                                         -----------

         MERCHANDISE - SPECIALTY - 1.22%
 42,487  BAA plc........................     507,617
 10,000  Esselte AB Series B............     234,775
 35,000  Great Universal Stores plc.....     497,626
 10,000  Hennes and Mauritz.............     561,418
  1,500  Herlitz AG.....................      94,157
                                         -----------
                                           1,895,593
                                         -----------

         MERCHANDISING -
         DEPARTMENT - 0.99%
    500  Karstadt AG....................     261,314
 15,000  Marks & Spencer plc............     133,768
 15,033  Marks & Spencer plc - ADR......     804,559
 16,000  Marui Co., Ltd.................     245,505
 36,000  Mitsukoshi Ltd.................      91,761
    200  Mitsukoshi Ltd. - ADR..........       5,095
                                         -----------
                                           1,542,002
                                         -----------

         MERCHANDISING - FOOD - 1.47%
 15,607  Ahold Kon Nv...................     492,800
  1,550  Carrefour SA...................     947,150
 10,000* Delhaize-Le Lion, S.A..........     686,328
 15,000  Melco International Development
          Limited.......................       1,452
 10,000  Uny Co. Ltd....................     150,913
                                         -----------
                                           2,278,643
                                         -----------

         MERCHANDISING - MASS - 0.65%
  4,356  Familymart Co..................     163,559
 10,200  Ito-Yokado Co. Ltd. - ADR......     504,900
  6,500  Jeronimo Martins Sgps..........     293,416
 20,000  Seiyu Ltd......................      42,747
                                         -----------
                                           1,004,622
                                         -----------

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         METALS - MISCELLANEOUS - 0.93%
    200* Alusuisse Lonza Holdings.......  $  268,646
 37,410  NMC............................     117,140
109,658  North Ltd......................     255,465
  8,062  Rio Tinto Limited..............     388,700
  6,432  Rio Tinto plc..................      80,419
  6,700  Rio Tinto plc..................     338,350
                                          ----------
                                           1,448,720
                                          ----------

         METALS - STEEL - 0.98%
    500  Bekaert SA.....................     394,469
 36,700  British Steel plc..............      90,812
  2,000  British Steel plc - ADR........      50,875
 50,000  Cockerill Sambre...............     297,635
 60,000  Kawasaki Steel.................      96,180
  5,420  Kawasaki Steel - ADR...........      86,836
 78,000  Sumitomo Metal Industries Ltd..     121,092
 50,000  Sumitomo Metal Mining..........     212,290
  2,000* Vallourec Usin.................     169,480
                                         -----------
                                           1,519,669
                                         -----------

         MISCELLANEOUS - 0.39%
 30,000  Rexam..........................     152,142
  8,000  Secom Co.......................     454,618
                                         -----------
                                             606,760
                                         -----------

         OIL - INTEGRATED
         INTERNATIONAL - 6.05%
 27,405  British Petroleum Co. PLC - ADR   2,428,768
 20,946  Elf Aquitaine SA - ADR.........   1,436,110
225,000  Eni S.p.A......................   1,590,870
 10,000  Repsol S A - ADR...............     547,500
 40,392  Royal Dutch Pete Co............   2,264,477
  9,207  Total..........................   1,143,373
                                         -----------
                                           9,411,098
                                         -----------

         OIL/GAS PRODUCERS - 0.56%
  2,505  Fletcher Challenge Energy
          Division......................     78,125
  3,500  Norsk Hydro A/S - ADR..........     157,281
  3,000  OMV AG.........................     434,187
 62,500  Santos Ltd.....................     205,488
                                         -----------
                                             875,081
                                         -----------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
36                                                                  May 31, 1998
================================================================================


  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         PAPER/FOREST PRODUCTS - 0.92%
150,801  Fletcher Challenge Forest Ltd..  $   92,902
  4,326  Fletcher Challenge Ltd. - ADR..      27,578
  5,010  Fletcher Challenge Paper
          Division......................      65,756
 22,000  New Oji Paper Co., Ltd.........      92,931
    300  New Oji Paper Co., Ltd. - ADR..      12,666
 60,000  Nippon Paper Industries........     259,080
 15,000  Stora Kopparbergs..............     243,068
 22,000  UPM - Kymmene Corp.............     637,693
                                          ----------
                                           1,431,674
                                          ----------

         PUBLISHING - NEWS - 0.76%
 50,651  Independent Newspapers plc.....     318,596
 22,500  News Corp Ltd. - ADR...........     554,062
 21,379  United News & Media plc........     307,456
                                          ----------
                                           1,180,114
                                          ----------

         PUBLISHING/PRINTING - 0.68%
 43,333  Reuters Group..................     497,200
 20,000  Trelleborg Ab..................     283,261
  2,020  Wolters Kluwer NV..............     283,757
                                          ----------
                                           1,064,218
                                          ----------

         RAILROAD - 0.59%
 30,000  Fukuyama Transporting Co.......     117,843
  9,218  Nagoya Railroad Co. Ltd. - ADR.     274,746
101,970  Odakyu Electric Railway Co.
          Ltd. .........................     332,071
 60,000  Tokyu Corp.....................     197,126
                                          ----------
                                             921,786
                                          ----------

         REAL ESTATE - 1.33%
  6,000* Asticus Ab.....................      66,605
 12,000  Diligentia.....................     110,242
 41,427  Hammerson plc..................     356,583
240,000  Hang Lung Development Co.......     247,774
 43,000  Mitsubishi Estate Co. Ltd......     377,868
 35,000  Mitsui Fudosan.................     283,306
 26,163  New World Development Co.......      61,786
 83,597  Sun Hung Kai Properties Ltd....     403,475
128,000  Wharf (Holdings) Ltd...........     163,531
                                          ----------
                                           2,071,170
                                          ----------

  NUMBER                                    MARKET
 OF SHARES                                  VALUE
-----------                              -----------
         SECURITIES RELATED - 0.59%
 25,000  Daiwa Securities Co. Ltd.......  $   95,133
 46,000  Mitsubishi Trust & Banking
          Corp. ........................     408,549
  3,800  Nomura Securities Co. Ltd. -
          ADR ..........................     414,102
160,000* Peregrine Investment Holdings
          Ltd. .........................           0
  6,000* Yamaichi Securities Co. Ltd. -
          ADR...........................           0
                                          ----------
                                             917,784
                                          ----------

         TELECOMMUNICATIONS - 10.20%
  2,000* Alcatel Alst Cge...............     427,879
 35,550  British Telecommunications
          plc. .........................     371,028
 13,379  British Telecommunications
          plc - ADR ...................    1,396,433
 45,924  Cable & Wireless plc...........     520,179
 30,000  Deutsche Telekom...............     804,540
 30,400  Ericsson LMTEL Co Class B - ADR     847,400
 10,000* France Telecom.................     560,087
 40,600  Hong Kong Telecommunications
          Ltd. - ADR....................     738,412
 15,621  Kon Ptt Nederland..............     873,076
  5,000* Netcom Asa.....................     126,080
    300  Nippon Tel+Tel Cp..............   2,469,493
 14,000* Nokia Ab Oy....................     908,672
  2,600  Telecom Corp. of New Zealand
          Ltd. - ADR....................      95,063
250,000  Telecom Italia Mobile..........   1,478,242
186,111* Telecom Italia Spa.............   1,406,419
 14,000  Telefonica de Espana...........     625,404
  6,290  Telefonica de Espana - ADR.....     846,005
115,000  Telekom Malaysia Berhad........     263,185
 10,000  Vodafone Group plc - ADR.......   1,098,750
                                          ----------
                                          15,856,347
                                          ----------

         TEXTILE - PRODUCTS - 0.46%
 20,000  Courtaulds Textiles plc........      95,711
 30,000* Marzotto & Figli S.p.A.........     460,751
 15,000  Wacoal Corp....................     151,636
                                          ----------
                                             708,098
                                          ----------

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 ------------
         TOBACCO - 0.76%
 77,759  B.A.T.  Industries plc.........    $    700,426
 20,100  B.A.T.  Industries plc - ADR...         371,850
 32,000  Swedish Match AB...............         112,692
                                            ------------
                                               1,184,968
                                            ------------

         UTILITIES - COMMUNICATION - 0.17%
  1,500  Telecel Comuni Pes.............         262,798
                                            ------------

         UTILITIES - ELECTRIC - 3.91%
 55,000  Clp Holdings...................         237,063
 48,000  Endesa S A.....................       1,152,000
  6,500  Hidroel Cantabrico.............         304,520
 30,000  Iberdrola SA...................         494,886
 16,600  Kansai Electric Power Co. Inc..         264,301
 60,000  National Power.................         558,589
  4,000  Oesterreichisch
          Elektrizitatswirt Schafts -
          AG Class A....................         469,632
 10,000  RWE AG - ADR...................         531,189
 48,488  Scottish Power plc.............         437,951
 95,000  Tenaga Nasional Berhad.........         156,884
 25,200  Tokyo Electric Power...........         482,201
 15,000  VEBA AG........................         985,288
                                            ------------
                                               6,074,504
                                            ------------

         UTILITIES - GAS, DISTRIBUTION - 0.32%
 44,117  Bg.............................         227,518
127,000  Osaka Gas Co...................         274,193
                                            ------------
                                                 501,711
                                            ------------

         WATER SERVICES - 1.71%
 21,503  Hyder plc......................         343,131
 26,385  Thames Water plc...............         428,576
 43,780  United Utilities plc...........         593,499
  6,349* Vivendi........................       1,275,531
 10,196  Vivendi (Warrants).............          17,723
                                            ------------
                                               2,658,460
                                            ------------

         TOTAL COMMON STOCKS
         (Cost $115,663,437)............     153,332,301
                                            ------------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  37
================================================================================


   PAR                                         MARKET
  VALUE                                        VALUE
-----------                                 ------------
            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.14%

            U.S. TREASURY BILLS - 0.14%
$ 225,000   United States Treasury Bills:
             4.94% due 6/4/98.............. $    199,917
             4.85% due 6/4/98..............       24,990
                                            ------------

            TOTAL UNITED STATES GOVERNMENT -
            SHORT TERM
            (Cost $224,907)................      224,907
                                            ------------

            TOTAL INVESTMENTS
            (Cost $115,888,344) - 98.77%...  153,557,208
            Other assets and liabilities,
             net - 1.23%...................    1,911,959
                                            ------------

            NET ASSETS (equivalent
             to $11.95 per share on
             13,009,276 shares
             outstanding) - 100%........... $155,469,167
                                            ============


          * Non-income producing

                                             UNREALIZED
 CONTRACTS                                  DEPRECIATION
-----------                                 ------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at
              5/31/98)
   30 (2)   Nikkei 225 Futures
             (June/$113.22)................ $  (121,309)
                                            ===========

            (1) U.S. Treasury Bills with a market value of approximately
                $225,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.

            (2) Per 500

                                               MARKET
                                               VALUE
                                            ------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
 1,000,000,000 shares authorized,
 13,009,276 shares outstanding................. $    130,093
Additional paid in capital.....................  106,757,575
Undistributed net realized gain on
 securities....................................   10,593,190
Undistributed net investment income............      468,817
Unrealized appreciation (depreciation) of:
 Investments................... $ 37,668,864
 Futures ......................     (121,309)
 Foreign currency translation..      (28,063)     37,519,492
                                ------------   -------------
NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING.................................. $ 155,469,167
                                               =============

================================================================================
               INTERNATIONAL EQUITIES FUND - FINANCIAL STATEMENTS
38
================================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $465,853).............   $ 3,358,662
Interest.............................................................       489,661
                                                                        -----------
  Total investment income............................................     3,848,323
                                                                        -----------

EXPENSES:
Advisory fees........................................................       582,798
Custodian and accounting services....................................        32,720
Reports to shareholders..............................................        10,913
Audit fees and tax services..........................................         3,182
Directors' fees and expenses.........................................         3,684
Insurance............................................................         2,555
Miscellaneous........................................................        32,300
                                                                        -----------
  Total expenses.....................................................       668,152
                                                                        -----------
NET INVESTMENT INCOME................................................     3,180,171
                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments..........................................  $11,174,773
  Foreign currency translations........................     (153,279)
  Futures contracts....................................      (93,539)    10,927,955
                                                         -----------
Net unrealized appreciation (depreciation)
  during the year:
  Investments..........................................    1,952,789
  Foreign currency translation.........................      (52,149)
  Futures contracts....................................     (423,327)     1,477,313
                                                         -----------    -----------
   Net realized and unrealized gain on securities and
     foreign currencies during the year..............................    12,405,268
                                                                        -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................   $15,585,439
                                                                        ===========


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                              1998             1997
                                                        --------------   --------------

OPERATIONS:
Net investment income..................................  $   3,180,171   $    3,339,991
Net realized gain on securities and foreign
  currency transactions................................     10,927,955        6,077,411
Net unrealized appreciation of securities and
  translation of foreign currencies during
  the year.............................................      1,477,313        3,956,886
                                                        --------------   --------------
   Increase in net assets resulting from operations....     15,585,439       13,374,288
                                                        --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................     (3,388,878)      (3,206,176)
Net realized gain on securities........................     (4,595,687)      (6,030,686)
                                                        --------------   --------------
  Decrease in net assets resulting from distributions
   to shareholders.....................................     (7,984,565)      (9,236,862)
                                                        --------------   --------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.......................     58,848,665       74,488,255
Proceeds from capital stock issued for distributions
  reinvested...........................................      7,984,565        9,236,862
                                                        --------------   --------------
                                                            66,833,230       83,725,117
Cost of capital stock repurchased......................   (100,401,920)    (112,684,896)
                                                        --------------   --------------
  Decrease in net assets resulting from capital
    stock transactions.................................    (33,568,690)     (28,959,779)
                                                        --------------   --------------
TOTAL DECREASE IN NET ASSETS...........................    (25,967,816)     (24,822,353)

NET ASSETS:
Beginning of year......................................    181,436,983      206,259,336
                                                        --------------   --------------
End of year (including undistributed net investment
  income of $468,817 and $448,887)..................... $  155,469,167   $  181,436,983
                                                        --------------   --------------

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold...........................      5,111,681        6,846,567
Shares issued for distributions reinvested.............        728,332          848,956
Shares of capital stock repurchased ...................     (8,688,179)     (10,334,613)
                                                        --------------   --------------
  Decrease in shares outstanding.......................     (2,848,166)      (2,639,090)
Shares outstanding:
  Beginning of year....................................     15,857,442       18,496,532
                                                        --------------   --------------
  End of year..........................................     13,009,276       15,857,442
                                                        ==============   ==============

================================================================================
                      GROWTH FUND - STATEMENT OF NET ASSETS
May 31, 1998                                                                  39
================================================================================


    NUMBER                                     MARKET
  OF SHARES                                    VALUE
  ---------                                 ------------

            COMMON STOCKS - 96.64%

            ADVERTISING - 3.86%
   415,000* ADVO, Inc...................... $ 10,400,937
   330,000* Catalina Marketing Corp........   14,932,500
   570,000* Outdoor Systems Inc............   17,100,000
                                            ------------
                                              42,433,437
                                            ------------

            AUTO - CARS - 0.73%
   330,000* Avis Rent A Car Inc............    8,002,500
                                            ------------

            AUTO - REPLACEMENT PARTS - 1.89%
   625,000* AutoZone, Inc..................   20,781,250
                                            ------------

            BANKS - REGIONAL - 2.59%
   200,000  BANC ONE CORP..................   11,025,000
   450,000  Norwest Corp...................   17,493,750
                                            ------------
                                              28,518,750
                                            ------------

            BROADCASTING - 7.56%
   195,000  CBS Corp.......................    6,191,250
   285,000* Chancellor Media Corp.
              Class A......................   11,916,588
   625,000  Comcast Corp. Class A Special..   21,425,812
   225,000* Jacor Communications, Inc......   11,896,875
   520,000* Sinclair Broadcast Group, Inc..   13,227,500
   559,350* Tele-Comm Liberty Media Group
             Class A.......................   18,458,550
                                            ------------
                                              83,116,575
                                            ------------

            ENTERTAINMENT - 3.27%
   280,000  Carnival Corp. Class A.........   18,970,000
   150,000  Walt Disney Co.................   16,968,750
                                            ------------
                                              35,938,750
                                            ------------

            FINANCE COMPANIES - 1.29%
   190,000  Associates First Capital Corp..   14,214,375
                                            ------------

            FINANCIAL SERVICES - 1.76%
   560,000  CIT Group Inc..................   17,640,000
    60,000  Heller Financial Inc...........    1,672,500
                                            ------------
                                              19,312,500
                                            ------------

            GOVERNMENT SPONSORED - 3.59%
   460,000  Federal Home Loan Mortgage
             Corp. ........................   20,930,000
   220,000  Federal National Mortgage
             Association...................   13,172,500


    NUMBER                                     MARKET
  OF SHARES                                    VALUE
  ---------                                 ------------
            GOVERNMENT SPONSORED - Continued
   135,000  SLM Holding Corp............... $  5,391,562
                                            ------------
                                              39,494,062
                                            ------------

            FUNERAL SERVICES - 2.04%
   550,000  Service Corp. International....   22,481,250
                                            ------------

            HEALTHCARE - 6.24%
   275,000  Cardinal Health, Inc...........   24,509,375
   550,000  PhyCor, Inc....................    9,281,250
   700,000* Quorum Health Group Inc........   21,043,750
   450,000* Total Renal Care Holdings......   13,809,375
                                            ------------
                                              68,643,750
                                            ------------

            HOSPITAL MANAGEMENT - 1.27%
   600,000* Concentra Managed Care, Inc....   14,025,000
                                            ------------

            HOUSEHOLD PRODUCTS - 0.27%
    90,000  ServiceMaster Co...............    2,975,625
                                            ------------

            HUMAN RESOURCES - 4.05%
   200,000* Accustaff, Inc.................    6,587,500
   685,000* Interim Services Inc...........   19,907,813
   600,000* Metamor Worldwide, Inc.........   18,018,780
                                            ------------
                                              44,514,093
                                            ------------

            INFORMATION PROCESSING - 11.80%
   660,000* Acxiom Corp....................   14,272,500
   470,000* Affiliated Computer Services
             Class A.......................   15,656,875
   415,000* BISYS Group, Inc...............   15,406,875
 1,000,000* Cendant Corp...................   21,687,500
   550,000  First Data Corp................   18,287,500
   410,000* Galileo International Inc......   16,143,750
   337,500  Paychex, Inc...................   12,150,000
   475,000* SunGard Data Systems, Inc......   16,209,375
                                            ------------
                                             129,814,375
                                            ------------

            INSURANCE - MISCELLANEOUS - 1.79%
   300,000  Ace Limited....................   10,687,500
   150,000  MGIC Investment Corp...........    8,990,625
                                            ------------
                                              19,678,125
                                            ------------


    NUMBER                                     MARKET
  OF SHARES                                    VALUE
  ---------                                 ------------
            INSURANCE - MULTILINE - 2.28%
    36,300* Fairfax Financial Hldgs Ltd.... $ 14,002,747
   182,500  Travelers Group, Inc...........   11,132,500
                                            ------------
                                              25,135,247
                                            ------------

            LEISURE TIME - 1.46%
   185,500* Mirage Resorts, Inc............    3,860,719
   230,000* Premier Parks, Inc.............   12,218,750
                                            ------------
                                              16,079,469
                                            ------------

            LODGING - 1.80%
   700,000* Extended Stay America, Inc.....    7,700,000
   385,000  Hilton Hotels Corp.............   12,103,437
                                            ------------
                                              19,803,437
                                            ------------

            MERCHANDISE - SPECIALTY - 13.04%
   410,000  Circuit City Stores, Inc.......   17,373,750
   440,000* Cole National Corp. Class A....   17,077,500
   960,300* Corporate Express, Inc.........   11,133,526
   320,000* CostCo Companies, Inc..........   18,520,000
   660,000* General Nutrition Cos., Inc....   20,831,250
   235,000  Home Depot, Inc................   18,462,188
   306,300  Ikon Office Solutions Inc......    6,489,731
   250,000* Kohl's Corp....................   11,890,625
   760,000* Viking Office Products, Inc....   21,731,288
                                            ------------
                                             143,509,858
                                            ------------

            MERCHANDISING - FOOD - 1.46%
   440,000* Safeway, Inc...................   16,032,500
                                            ------------

            MERCHANDISING - MASS - 1.56%
   400,000* Fred Meyer, Inc................   17,200,000
                                            ------------

            MISCELLANEOUS - 0.44%
   215,000* Corrections Corp. of America...    4,891,250
                                            ------------

            OIL - SERVICES - 3.62%
   155,000  Camco International, Inc.......   10,811,250
   100,000  Schlumberger Ltd...............    7,806,250
   185,000* Smith International, Inc.......    9,076,563
   140,000* Western Atlas Inc..............   12,118,750
                                            ------------
                                              39,812,813
                                            ------------

================================================================================
                      GROWTH FUND - STATEMENT OF NET ASSETS
40                                                                  May 31, 1998
================================================================================


    NUMBER                                     MARKET
  OF SHARES                                    VALUE
  ---------                                --------------

            POLLUTION CONTROL - 3.63%
   395,000* Republic Industries, Inc...... $    9,726,875
   640,000* USA Waste Services, Inc.......     30,200,000
                                           --------------
                                               39,926,875
                                           --------------

            PUBLISHING - NEWS - 1.09%
   180,000  Tribune Co....................     12,037,500
                                           --------------

            RESTAURANTS - 1.63%
   485,000* Outback Steakhouse Inc........     17,884,375
                                           --------------

            SECURITIES RELATED - 3.37%
   560,000  Franklin Resources, Inc.......     27,370,000
   125,000  Morgan Stanley, Dean Witter,
             Discover and Co..............      9,757,813
                                           --------------
                                               37,127,813
                                           --------------

            TELECOMMUNICATIONS - 6.26%
   550,000* Airtouch Communications, Inc..     26,193,750
   950,000* Paging Network, Inc...........     13,003,125
   114,700* 360 Communications Co.........      3,276,119
   600,000* Western Wireless Corp
              Class A.....................     11,100,000
   335,000* WorldCom, Inc.................     15,242,500
                                           --------------
                                               68,815,494
                                           --------------

            UTILITIES - COMMUNICATION - 1.00%
   205,000  MCI Communications Corp.......     10,961,104
                                           --------------

            TOTAL COMMON STOCKS
            (Cost $ 782,991,834)..........  1,063,162,152
                                           --------------


   PAR                                         MARKET
  VALUE                                        VALUE
  -----                                    --------------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 3.63%

            CONSUMER FINANCE - 1.57%
            Beneficial Corp.,
$17,239,000     5.55% due 06/02/98....... $   17,236,342
                                          --------------

            FINANCE COMPANIES - 1.59%
            Ford Motor Credit Co.
 17,536,000     5.50% due 06/01/98......      17,536,000
                                          --------------

            SECURITIES RELATED - 0.47%
            Merrill Lynch & Co., Inc.
  5,218,000     5.60% due 06/03/98.......      5,216,377
                                          --------------

            TOTAL CORPORATE SHORT
            TERM COMMERCIAL PAPER
            (Cost $39,988,719)...........     39,988,719
                                          --------------

            TOTAL INVESTMENTS
            (Cost $822,980,553) - 100.27%  1,103,150,871
            Other assets and liabilities,
             net - (0.27)%...............     (3,013,808)
                                          --------------
            NET ASSETS (equivalent
             to $22.08 per share on
             49,832,259 shares
             outstanding) - 100%......... $1,100,137,063
                                          ==============

            *Non-income producing


                                               MARKET
                                               VALUE
                                           --------------

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  49,832,259 shares outstanding.......... $      498,323
Additional paid in capital...............    768,928,479
Undistributed net realized gain on
  securities.............................     51,655,725
Accumulated net investment loss..........     (1,115,782)
Unrealized appreciation of securities....    280,170,318
                                          --------------
Net Assets Applicable to Shares
  Outstanding............................ $1,100,137,063
                                          ==============

================================================================================
                       GROWTH FUND - FINANCIAL STATEMENTS
                                                                              41
================================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Dividends............................................................  $  2,806,130
Interest.............................................................     4,126,518
                                                                       ------------
  Total investment income............................................     6,932,648
                                                                       ------------

EXPENSES:
Advisory fees........................................................     7,593,303
Custodian and accounting services....................................       213,073
Reports to shareholders..............................................        81,027
Audit fees and tax services..........................................        27,624
Directors' fees and expenses.........................................        18,286
Miscellaneous........................................................        51,367
                                                                       ------------
  Total expenses.....................................................     7,984,680
                                                                       ------------
NET INVESTMENT LOSS..................................................    (1,052,032)
                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain (loss) on:
  Investments.......................................... $ 52,237,757
  Foreign currency translation.........................      (63,750)    52,174,007
                                                        ------------

Net unrealized appreciation of securities during the year............   165,960,273
                                                                       ------------
  Net realized and unrealized gain on securities during the year.....   218,134,280
                                                                       ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................  $217,082,248
                                                                       ============



STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:


                                                           1998           1997
                                                           ----           ----

OPERATIONS:
Net investment income (loss)......................... $   (1,052,032)  $    552,393
Net realized gain on securities......................     52,174,007     16,994,556
Net unrealized appreciation of securities during
  the year...........................................    165,960,273     39,599,901
                                                      --------------   ------------
  Increase in net assets resulting from operations...    217,082,248     57,146,850
                                                      --------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................       (303,215)      (503,196)
Net realized gain on securities......................    (15,121,487)   (11,891,551)
                                                      --------------   ------------
  Decrease in net assets resulting from distributions
   to shareholders...................................    (15,424,702)   (12,394,747)
                                                      --------------   ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.....................    155,432,936    268,628,198
Proceeds from capital stock issued for
  distributions reinvested...........................     15,424,702     12,394,747
                                                      --------------   ------------
                                                         170,857,638    281,022,945
Cost of capital stock repurchased....................    (20,032,134)    (3,908,102)
                                                      --------------   ------------
  Increase in net assets resulting from capital
    stock transactions...............................    150,825,504    277,114,843
                                                      --------------   ------------
TOTAL INCREASE IN NET ASSETS.........................    352,483,050    321,866,946

NET ASSETS:
Beginning of year....................................    747,654,013    425,787,067
                                                      --------------   ------------
End of year (including undistributed net investment
  (loss)/income of ($1,115,782) and $303,215)........ $1,100,137,063   $747,654,013
                                                      ==============   ============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold.........................      7,600,994     16,096,764
Shares issued for distributions reinvested...........        769,312        733,851
Shares of capital stock repurchased .................       (959,921)      (234,388)
                                                      --------------   ------------
  Increase in shares outstanding.....................      7,410,385     16,596,227
Shares outstanding:
  Beginning of year..................................     42,421,874     25,825,647
                                                      --------------   ------------
  End of year........................................     49,832,259     42,421,874
                                                      ==============   ============

================================================================================
                 GROWTH & INCOME FUND - STATEMENT OF NET ASSETS
42                                                                  May 31, 1998
================================================================================


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  ------------

            COMMON STOCKS - 92.75%

            ADVERTISING - 1.31%
   76,000   Omnicom Group, Inc............. $  3,557,750
                                            ------------

            AIRLINES - 1.11%
   65,000*  Alaska Air Group, Inc..........    3,010,313
                                            ------------

            BANKS - NEW YORK CITY - 1.27%
   23,000   CitiCorp.......................    3,429,875
                                            ------------

            BANKS - OTHER - 2.35%
   28,000   BankAmerica Corp...............    2,315,250
   60,000   Mellon Bank Corp...............    4,046,250
                                            ------------
                                               6,361,500
                                            ------------

            BANKS - REGIONAL - 3.94%
   90,000   Norwest Corp...................    3,498,750
   54,000   Star Banc Corp.................    3,294,000
   40,000   State Street Corp..............    2,757,500
   22,400   Zions Bancorporation...........    1,142,400
                                            ------------
                                              10,692,650
                                            ------------

            BROADCASTING - 1.94%
   55,000*  Clear Channel Communications,
              Inc..........................    5,273,125
                                            ------------

            BUILDING MATERIALS - 1.98%
   80,000   HON INDUSTRIES Inc.............    2,560,000
   20,000   Lowe's Companies, Inc..........    1,583,750
   40,000*  Nortek Inc. Com................    1,230,000
                                            ------------
                                               5,373,750
                                            ------------

            CHEMICAL - MAJOR - 0.01%
      600   Hercules, Inc..................       26,438
                                            ------------

            DRUGS - 7.37%
      363*  Crescendo Phamarceuticals Corp.        4,628
   60,000   Eli Lilly and Co...............    3,686,250
  105,321   ICN Pharmaceuticals, Inc.......    4,548,550
   61,000   Pfizer, Inc....................    6,393,562
   60,000   Warner-Lambert Co..............    3,828,750
   35,000*  Watson Pharmaceuticals, Inc....    1,531,250
                                            ------------
                                              19,992,990
                                            ------------

            ELECTRICAL EQUIPMENT - 1.23%
   40,000*  General Electric Co............    3,335,000
                                            ------------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  ------------

            FINANCE COMPANIES - 1.28%
   15,000*  Fleetwood Capital Trust........ $    802,500
   55,000   SunAmerica, Inc................    2,674,375
                                            ------------

                                               3,476,875
                                            ------------

            FOODS - 2.54%
   56,000   Campbell Soup Co...............    3,052,000
   25,000   Trinity Industries, Inc........    1,193,750
   80,000*  U. S. Foodservice..............    2,650,000
                                            ------------
                                               6,895,750
                                            ------------

            FREIGHT - 0.48%
   35,000   Airborne Freight Corp..........    1,303,750
                                            ------------

            HEALTHCARE - 2.86%
   45,000   Cardinal Health, Inc...........    4,010,625
  131,480*  HealthSouth Corp...............    3,730,745
                                            ------------
                                               7,741,370
                                            ------------

            HOME BUILDERS - 0.82%
   50,000   Centex Corp....................    1,787,500
   25,000   Standard Pacific Corp..........      432,813
                                            ------------
                                               2,220,313
                                            ------------

            HOSPITAL SUPPLIES - 1.36%
   35,000   Medtronic, Inc.................    1,946,875
   50,000*  Safeskin Corp..................    1,750,000
                                            ------------
                                               3,696,875
                                            ------------

            HOUSEHOLD PRODUCTS - 1.02%
   55,000*  Bed Bath & Beyond, Inc.........    2,760,313
                                            ------------

            INFORMATION PROCESSING - 16.31%
   20,000*  America Online, Inc............    1,666,250
  100,000*  BMC Software, Inc..............    4,606,250
   52,500   Cisco Systems, Inc.............    3,970,312
   80,000   Compaq Computer Corp...........    2,185,000
   75,000   Computer Associates
              International................    3,937,500
  120,000   Compuware Corp.................    5,512,500
   52,083*  Data General Corp..............      794,266
   50,000*  Dell Computer Corp.............    4,120,315
  110,000*  E M C Corp.....................    4,558,125
    5,000   Microsoft Corp.................      466,875
  110,000   Parametric Technology Corp.....    3,372,193
  120,000*  Peoplesoft Inc.................    5,242,500
   14,183*  Storage Technology Corp........    1,189,599


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
 ---------                                  ------------

            INFORMATION PROCESSING - Continued
   65,000   Sun Microsystems, Inc.......... $  2,604,063
                                            ------------
                                              44,225,748
                                            ------------

            INSURANCE - CASUALTY - 1.02%
   20,000   Progressive Corp...............    2,757,500
                                            ------------

            INSURANCE - LIFE - 1.71%
   40,000   Conseco Inc....................    1,865,000
   40,404   Equitable Cos., Inc............    2,782,826
                                            ------------
                                               4,647,826
                                            ------------

            INSURANCE - MISCELLANEOUS - 1.28%
   55,000   Executive Risk, Inc............    3,461,563
                                            ------------

            INSURANCE - MULTILINE - 4.78%
   60,000   Allstate Corp..................    5,647,500
   70,000   Reliastar Financial Corp.......    3,027,500
   69,999   Travelers Group, Inc...........    4,269,939
                                            ------------
                                              12,944,939
                                            ------------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.88%
   36,000   Illinois Tool Works Inc........    2,376,000
                                            ------------

            MEDICAL TECHNOLOGY - 1.56%
   40,000   Guidant Corp...................    2,577,500
   20,000*  Sofamor Danek Group, Inc.......    1,662,500
                                            ------------
                                               4,240,000
                                            ------------

            MERCHANDISE - DRUG - 1.06%
   15,910   CVS Corp.......................    1,116,683
   50,000   Walgreen Co....................    1,759,375
                                            ------------
                                               2,876,058
                                            ------------

            MERCHANDISE - SPECIALTY - 3.85%
   55,312*  Consolidated Stores Corp.......    2,112,226
   20,000   Home Depot, Inc................    1,571,250
  113,062*  Staples, Inc...................    2,840,682
   84,000   TJX Companies, Inc.............    3,927,000
                                            ------------
                                              10,451,158
                                            ------------

            MERCHANDISING - DEPARTMENT - 1.95%
  114,000   Dayton Hudson Corp.............    5,286,750
                                            ------------

================================================================================
            GROWTH & INCOME FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  43
================================================================================



   NUMBER                                      MARKET
 OF SHARES                                     VALUE
 ---------                                  ------------
            MERCHANDISING - FOOD - 3.49%
   90,000   Albertsons, Inc................ $  4,168,125
   70,000*  Safeway, Inc...................    2,550,625
   50,000*  Whole Foods Market, Inc........    2,750,000
                                            ------------
                                               9,468,750
                                            ------------

            MERCHANDISING - MASS - 0.48%
   25,000   Dollar Tree Stores Inc.........    1,293,750
                                            ------------

            MOBILE HOMES - 1.05%
  105,000   Oakwood Homes Corp.............    2,854,688
                                            ------------

            MISCELLANEOUS - 1.97%
  193,400*  Brightpoint, Inc...............    3,058,138
  100,000*  Corrections Corp. of America...    2,275,000
                                            ------------
                                               5,333,138
                                            ------------

            MULTIMEDIA - 0.37%
   25,000   Meredith Corp..................      993,750
                                            ------------

            OIL - INTEGRATED
            INTERNATIONAL - 0.01%
      180   British Petroleum Co. plc - ADR       15,953
                                            ------------

            OIL - SERVICE - PRODUCTS - 1.81%
  150,000   B.J. Services Co...............    4,903,125
                                            ------------

            OIL - SERVICES - 5.29%
   60,000   Baker Hughes Inc...............    2,160,000
   80,000   Halliburton Co.................    3,790,000
   35,000   Schlumberger Ltd...............    2,732,187
   25,000*  Smith International, Inc.......    1,226,562
   90,000   Transocean Offshore, Inc.......    4,438,125
                                            ------------
                                              14,346,874
                                            ------------

            OIL/GAS PRODUCERS - 1.35%
   27,285*  Noble Affiliates, Inc..........    1,065,820
   90,000*  R & B Falcon Corp..............    2,581,875
                                            ------------
                                               3,647,695
                                            ------------

            POLLUTION CONTROL - 0.44%
   45,000*  Allied Waste Industries, Inc...    1,192,500
                                            ------------

            PUBLISHING - NEWS - 0.91%
   35,000   New York Times Co. Class A.....    2,467,500
                                            ------------



   NUMBER                                      MARKET
 OF SHARES                                     VALUE
 ---------                                  ------------
            SAVINGS & LOAN - 0.84%
   30,000   H.F. Ahmanson & Co............. $  2,287,500
                                            ------------

            SEMICONDUCTORS - 1.22%
   30,000   Intel Corp.....................    2,143,125
   35,000   Maxim Integrated Products,
              Inc..........................    1,168,125
                                            ------------
                                               3,311,250
                                            ------------

            TELECOMMUNICATIONS - 3.40%
   50,000*  Airtouch Communications, Inc...    2,381,250
   50,000*  Tellabs, Inc...................    3,435,940
   75,000*  WorldCom, Inc..................    3,412,500
                                            ------------
                                               9,229,690
                                            ------------

            TOBACCO - 1.10%
   80,000   Philip Morris Cos Inc..........    2,990,000
                                            ------------

            UTILITIES - ELECTRIC - 1.75%
  100,000*  AES Corp.......................    4,756,250
                                            ------------

            TOTAL COMMON STOCKS
            (Cost $186,482,335)............  251,508,592
                                            ------------


     PAR
    VALUE
    -----

            CONVERTIBLE BONDS - 6.43%

            AEROSPACE/DEFENSE - 0.92%
$ 500,000   Rohr, Inc.,
             7.75% due 05/15/04............    1,732,591
  500,000   SCI Systems, Inc.,
             5.00% due 05/01/06............      756,560
                                            ------------
                                               2,489,151
                                            ------------

            AIRLINES - 0.40%
  500,000   Alaska Air Group, Inc.,
             6.50% due 06/15/05............    1,073,435
                                            ------------

            BANKS - REGIONAL - 0.87%
2,000,000   Bank Atlantic Bancorp,
             5.63% due 12/01/07............    2,355,000
                                            ------------

            DRUGS - 0.25%
  500,000   ALZA Corp.,
             5.00% due 05/01/06............      681,250
                                            ------------


   PAR                                         MARKET
  VALUE                                        VALUE
  -----                                     ------------

            ELECTRONIC INSTRUMENTS - 0.10%
$ 300,000   C - Cube Microsystems, Inc.,
             5.88% due 11/01/05............ $    271,500
                                            ------------

            HEALTHCARE - 0.32%
1,000,000   PhyCor, Inc.,
             4.50% due 02/15/03............      876,250
                                            ------------

            INFORMATION PROCESSING - 0.81%
  500,000   Adaptec, Inc.,
             4.75% due 02/01/04............      399,375
1,500,000   National Data Corp.,
             5.00% due 11/01/03............    1,515,000
  300,000   Data General Corp.,
              6.00% due 05/15/04...........      272,625
                                            ------------
                                               2,187,000
                                            ------------

            LODGING - 0.20%
  500,000   Hilton Hotels Corp.,
              5.00% due 05/15/06...........      552,500
                                            ------------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.16%
  500,000   Halter Marine Group, Inc.,
             4.50% due 09/15/04............      440,000
                                            ------------

            MERCHANDISE - SPECIALTY - 0.41%
  500,000   Home Depot, Inc.,
             3.25% due 10/01/01............      853,125
  250,000   Inacom Corp.,
             4.50% due 11/01/04............      255,000
                                            ------------
                                               1,108,125
                                            ------------

            OIL - INTEGRATED DOMESTIC - 0.51%
1,000,000   Pennzoil Co.,
             4.75% due 10/01/03............    1,371,250
                                            ------------

            OIL - SERVICE - 0.86%
2,000,000   Key Energy Group, Inc.,
             5.00% due 09/15/04............    1,642,500
  500,000   Nabors Industries, Inc.,
             5.00% due 05/15/06............      695,000
                                            ------------
                                               2,337,500
                                            ------------

================================================================================
            GROWTH & INCOME FUND - STATEMENT OF NET ASSETS CONTINUED
44                                                                  May 31, 1998
================================================================================


   PAR                                         MARKET
  VALUE                                        VALUE
---------                                   ------------

            OIL/GAS PRODUCERS - 0.24%
$ 500,000   Diamond Offshore Drilling, Inc.,
             3.75% due 02/15/07............ $    646,250
                                            ------------

            PUBLISHING/PRINTING - 0.38%
1,000,000   World Color Press, Inc.,
             6.00% due 10/01/07............    1,035,000
                                            ------------

            TOTAL CONVERTIBLE BONDS
            (Cost $15,210,128).............   17,424,211
                                            ------------

            CORPORATE SHORT
            TERM COMMERCIAL PAPER - 0.87%

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.87%
2,365,000   Cooper Industries, Inc.,
             5.67% due 06/01/98............    2,365,000
                                            ------------

            TOTAL CORPORATE SHORT
            TERM COMMERCIAL PAPER
            (Cost $2,365,000)..............    2,365,000
                                            ------------

            TOTAL INVESTMENTS
            (Cost $204,057,463) - 100.05%..  271,297,803
            Other assets and liabilities,
             net - (0.05%).................     (138,805)
                                            ------------
            NET ASSETS (equivalent
             $19.91 per share on
             13,618,559 shares
             outstanding) - 100%........... $271,158,998
                                            ============


         *  Non-income producing


                                               MARKET
                                               VALUE
                                            ------------

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  13,618,559 shares outstanding...........  $    136,186
Additional paid in capital................   183,647,905
Undistributed net realized gain on
  securities..............................    19,961,158
Undistributed net investment income.......       173,409
Unrealized appreciation of securities.....    67,240,340
                                            ------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING.............................  $271,158,998
                                            ============

================================================================================
                   GROWTH & INCOME FUND - FINANCIAL STATEMENTS
                                                                              45
================================================================================




STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998


INVESTMENT INCOME:
Dividends............................................................  $ 1,491,393
Interest.............................................................    1,616,330
                                                                       -----------
  Total investment income............................................    3,107,723
                                                                       -----------

EXPENSES:
Advisory fees........................................................    1,907,885
Custodian and accounting fees........................................       57,561
Reports to shareholders..............................................       20,611
Audit fees and tax services..........................................        7,217
Directors' fees and expenses.........................................        5,166
Miscellaneous........................................................       13,114
                                                                       -----------
  Total expenses.....................................................    2,011,554
                                                                       -----------
NET INVESTMENT INCOME................................................    1,096,169
                                                                       -----------

REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on securities......................................   20,112,463
Net unrealized appreciation on securities during the year............   21,794,919
                                                                       -----------
   Net realized and unrealized gain on securities during the year....   41,907,382
                                                                       -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................  $43,003,551
                                                                       ===========







STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:


                                                                              1998               1997
                                                                          -------------     -------------

OPERATIONS:
Net investment income ................................................    $   1,096,169     $   1,134,645
Net realized gain on securities ......................................       20,112,463         2,722,032
Net unrealized appreciation of securities during the year ............       21,794,919        24,022,009
                                                                          -------------     -------------
  Increase in net assets resulting from operations ...................       43,003,551        27,878,686
                                                                          -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................................       (1,084,032)       (1,058,649)
Net realized gain on securities ......................................       (2,863,622)       (3,131,642)
                                                                          -------------     -------------
  Decrease in net assets resulting from distributions
   to shareholders ...................................................       (3,947,654)       (4,190,291)
                                                                          -------------     -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .....................................       31,809,939        70,892,821
Proceeds from capital stock issued for distributions reinvested ......        3,947,654         4,190,291
                                                                          -------------     -------------
                                                                             35,757,593        75,083,112
Cost of capital stock repurchased ....................................      (13,199,616)       (2,772,662)
                                                                          -------------     -------------
  Increase in net assets resulting from capital stock transactions ...       22,557,977        72,310,450
                                                                          -------------     -------------
TOTAL INCREASE IN NET ASSETS .........................................       61,613,874        95,998,845

NET ASSETS:
Beginning of year ....................................................      209,545,124       113,546,279
                                                                          -------------     -------------
End of year (including undistributed net investment income
  of $173,409 and $161,272) ..........................................    $ 271,158,998     $ 209,545,124
                                                                          =============     =============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .........................................        1,662,136         4,647,143
Shares issued for distributions reinvested ...........................          209,426           268,315
Shares of capital stock repurchased ..................................         (675,165)         (177,920)
                                                                          -------------     -------------
  Increase in shares outstanding .....................................        1,196,397         4,737,538
Shares outstanding:
  Beginning of year ..................................................       12,422,162         7,684,624
                                                                          -------------     -------------
  End of year ........................................................       13,618,559        12,422,162
                                                                          =============     =============

================================================================================
               SCIENCE & TECHNOLOGY FUND - STATEMENT OF NET ASSETS
46                                                                  May 31, 1998
================================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------
            COMMON STOCKS - 97.90%

            AEROSPACE/DEFENSE - 0.55%
   165,000* SCI Systems, Inc............... $ 5,630,625
                                            -----------


            ELECTRICAL EQUIPMENT - 0.09%
    70,000* Brooks Automation, Inc.........     901,250
                                            -----------

            ELECTRONIC INSTRUMENTS - 0.65%
   110,000* Cognex Corp....................   2,090,000
    55,000* Lattice Semiconductor Corp.....   2,124,375
    80,000* Marshall Industries............   2,475,000
                                            -----------
                                              6,689,375
                                            -----------

            ENTERTAINMENT - 0.09%
    48,500* N2K Inc........................     956,363
                                            -----------

            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 10.18%
    85,000* AXENT Technologies, Inc........   2,093,125
   440,000* BMC Software, Inc..............  20,267,500
    53,000* Great Plains Software, Inc.....   1,934,500
   355,000* Microsoft Corp.................  30,108,438
 1,245,000* Oracle Corp....................  29,413,125
     1,700* Peerless Systems Corp..........      30,812
   165,000* Peoplesoft Inc.................   7,208,437
   135,000  PLATINUM technology, Inc.......   3,695,625
    11,000* Sap............................   6,087,997
    82,500* Veritas Software Corp..........   3,328,363
                                            -----------
                                            104,167,922
                                            -----------

            INFORMATION PROCESSING - COM-
            PUTER HARDWARE SYSTEMS - 3.36%
   167,500* Dell Computer Corp.............  13,803,055
   625,000* Electronics for Imaging, Inc...  12,343,750
   205,000* Sun Microsystems, Inc..........   8,212,813
                                            -----------
                                             34,359,618
                                            -----------

            INFORMATION PROCESSING -
            COMPUTER SERVICES - 13.93%
   245,000* America Online, Inc............  20,411,562
   110,000  Automatic Data Processing, Inc.   6,998,750
   101,100  Checkfree Holdings Corp........   2,293,706
 1,110,000  First Data Corp................  36,907,500
   522,200* Gartner Group, Inc.............  17,265,239
   165,000  National Data Corp.............   6,187,500


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------
            INFORMATION PROCESSING -
            COMPUTER SERVICES - Continued
   410,000* Security Dynamics Technology...$  8,661,250
   750,000* Sterling Commerce Inc..........  29,765,625
   273,000* SunGard Data Systems, Inc......   9,316,125
   170,000* Vantive Corp...................   4,568,750
     4,700  VeriSign, Inc..................     150,106
                                            -----------
                                            142,526,113
                                            -----------

            INFORMATION PROCESSING -
            CONSUMER SOFTWARE - 6.83%
   435,000* Networks Associates, Inc.......  26,643,750
 1,410,000  Parametric Technology Corp.....  43,225,383
                                            -----------
                                             69,869,133
                                            -----------

            INFORMATION PROCESSING -
            DATA SERVICES - 15.13%
   580,000  Adobe Systems Inc..............  23,163,750
   140,000  Affiliated Computer Services,
             Inc. Class A..................   4,663,750
   555,000* Anixter International, Inc.....  11,169,375
   275,000* Avant! Corp....................   7,064,063
   110,000* BISYS Group, Inc...............   4,083,750
    95,000* Caere Corp.....................   1,330,000
   294,800* CBT Group PLC..................  14,666,300
   660,000* E M C Corp.....................  27,348,750
   140,000* Electronic Arts................   6,090,000
    50,000* Envoy Corp.....................   2,193,750
    80,000  HCIA, Inc......................     660,000
   210,000  Hewlett Packard Co.............  13,046,250
    75,000* Integrated Systems, Inc........   1,406,250
   110,000* Learning Co., Inc..............   3,135,000
    77,100* Legato Systems, Inc............   2,206,988
    85,000* Micrel, Inc....................   2,658,911
    32,300* National Instruments Corp......   1,075,994
    38,200* PsiNet, Inc....................     410,650
    60,000* Renaissance Worldwide Inc......   1,128,750
   320,000* Solectron Corp.................  13,240,000
   140,000* Tech Data Corp.................   5,687,500
   111,500* Technology Solutions Co........   3,365,906
    69,000* Transaction Systems
               Architects Class A..........   2,794,500
   140,000* Viasoft, Inc...................   2,161,250
                                            -----------
                                            154,751,437
                                            -----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            INFORMATION PROCESSING -
            NETWORKING - 6.73%
   775,000* Ascend Communications Inc...... $33,470,313
   440,000  Cisco Systems, Inc.............  33,275,000
    15,800* Concentric Network Corp........     349,575
    33,000* International Network Services.   1,034,345
    20,000  PMC-Sierra, Inc................     778,750
                                            -----------
                                             68,907,983
                                            -----------
            INSURANCE - CASUALTY - 0.04%
    28,000* Atlantic Data Services, Inc....     367,500
                                            -----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.03%
    18,500  Ortel Corp.....................     270,562
                                            -----------
            MISCELLANEOUS - 0.15%
    65,000* Xlyan Corp.....................   1,568,125
                                            -----------
            MULTIMEDIA - 3.38%
   140,000* Cadence Design Systems, Inc....   4,935,000
   690,000* Synopsys Inc...................  29,626,875
                                            -----------
                                             34,561,875
                                            -----------
            SECURITIES RELATED - 1.01%
   480,000* E*Trade Group, Inc.............  10,380,000
                                            -----------
            SEMICONDUCTOR EQUIPMENT - 5.26%
   360,000* Applied Materials, Inc.........  11,520,000
   230,000  ASM Lithography Holding NV.....   8,811,875
   330,000* KLA-Tencor Corp................  11,178,750
   445,000* LAM Research Corp..............  10,596,562
   430,000* Microchip Technology, Inc......  10,535,000
    30,000* QLogic Corp....................   1,215,000
                                            -----------
                                             53,857,187
                                            -----------
            SEMICONDUCTORS - 14.78%
   415,000* Altera Corp....................  13,954,375
 1,040,000* Analog Devices, Inc............  25,675,000
    80,000* Applied Micro Circuits Corp....   1,800,000
   170,000* Burr Brown Corp................   4,361,568
   137,500  Intel Corp.....................   9,822,656
    70,000* Level One Communications, Inc..   1,868,125
   180,000  Linear Technology Corp.........  12,588,750
   950,000* Maxim Integrated Products, Inc.  31,706,250
    55,000* Speedfam International, Inc....   1,072,500
   330,000  Texas Instruments Inc..........  16,953,750
   825,000* Xilinx, Inc....................  31,375,823
                                            -----------
                                            151,178,797
                                            -----------

================================================================================
          SCIENCE & TECHNOLOGY FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  47
================================================================================

  NUMBER                                        MARKET
 OF SHARES                                      VALUE
-----------                                   -----------


            TELECOMMUNICATIONS - 14.64%
   550,000* ADC Communications, Inc.........  $  15,468,750
   245,000* Advanced Fibre Communications...      9,080,313
   110,000* Airtouch Communications, Inc....      5,238,750
   135,000* CIENA Corp......................      7,020,000
   180,000  Ericsson (LM) Tel Co. -
               ADR Series B.................      5,017,500
    34,000* Excel Switching Corp............        671,500
   110,000* Glenayre Technologies, Inc......      1,684,375
    75,000  Lucent Technologies, Inc........      5,320,312
    50,000* Natural Microsystems Corp.......      1,070,315
   110,000  Nokia Corp - ADR Series A.......      7,143,125
   370,000* Paging Network, Inc.............      5,064,375
    55,000  Pairgain Technologies Inc.......        859,375
   103,400* PanAmSat Corp. New..............      5,648,225
   170,000  Premisys Communications Inc.....      4,234,071
   610,000* QUALCOMM, Inc...................     31,796,250
    80,000* Sanmina Corp....................      6,230,000
    54,000* Teledata Communications Ltd.....        634,500
    95,000* Tellabs, Inc....................      6,528,286
   120,000* Transaction Network Services....      2,445,000
    55,000  Vodafone Group plc - ADR........      6,043,125
   495,000* WorldCom, Inc...................     22,522,500
                                              -------------
                                                149,720,647
                                              -------------

            UTILITIES - COMMUNICATION - 1.07%
   205,000  MCI Communications Corp.........     10,961,104
                                              -------------

            TOTAL COMMON STOCKS
            (Cost $891,023,542).............  1,001,625,616
                                              -------------



    PAR                                        MARKET
   VALUE                                       VALUE
-----------                                 -----------


            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 2.27%

            CONSUMER FINANCE - 0.73%
 7,470,000  Beneficial Corp.,
             5.55% due 06/02/98......... $    7,468,849
                                         --------------

            FINANCE COMPANIES - 1.15%
11,761,000  Ford Motor Credit Co.,
              5.50% due 06/01/98........     11,761,000
                                         --------------

            SECURITIES RELATED - 0.39%
 3,985,000  Merrill Lynch & Co.,
              5.60% due 06/03/98........      3,983,760
                                         --------------

            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $23,213,609)..........     23,213,609
                                         --------------

            TOTAL INVESTMENT
            (Cost $914,237,151) -
               100.17%..................  1,024,839,225
            Other assets and
               liabilities, net -
               (0.17%)..................     (1,698,287)
                                         --------------

            NET ASSETS (equivalent
             to $22.07 per share on
             46,355,160 shares
             outstanding) - 100%........ $1,023,140,938
                                         ==============

         *  Non-income producing

                                     FACE           MARKET      UNREALIZED
                                     VALUE           VALUE      DEPRECIATION
                                  -----------     -----------   ------------

Forward currency contracts sold:
  Deutsche Mark 6/2/98........... $ 1,629,371     $ 1,627,315   ($    2,056)
                                  -----------     -----------   -----------


                                                MARKET
                                                VALUE
                                              -----------

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  46,355,160 shares outstanding..........      $     463,552
Additional paid in capital...............        817,508,725
Undistributed net realized gain on
  securities.............................         94,571,161
                                              --------------
Unrealized appreciation (depreciation) of:
  Investments............. $  110,602,074
  Forward contracts.......         (2,056)
  Foreign currency
     translation..........         (2,518)       110,597,500
                           --------------     --------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING............................     $1,023,140,938
                                              ==============

================================================================================
                SCIENCE & TECHNOLOGY FUND - FINANCIAL STATEMENTS
48
================================================================================

STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Dividends.........................................................   $   786,120
Interest..........................................................     3,796,710
                                                                     -----------
  Total investment income.........................................     4,582,830
                                                                     -----------

EXPENSES:
Advisory fees......................................................    8,602,906
Custodian and accounting services..................................      216,890
Reports to shareholders............................................       73,409
Audit fees and tax services........................................       24,471
Directors' fees and expenses.......................................       18,818
Miscellaneous......................................................       46,100
                                                                     -----------
  Total expenses...................................................    8,982,594
                                                                     -----------
NET INVESTMENT LOSS................................................   (4,399,764)
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
AND FOREIGN CURRENCIES:
Net realized gain on:
  Investments......................................... $111,216,186
  Foreign currency translation........................       12,822  111,229,008
                                                       ------------
Net unrealized appreciation (depreciation) during the
  year:
  Investments.........................................  (16,754,541)
  Foreign currency translation........................       55,815  (16,698,726)
                                                       ------------  -----------

  Net realized and unrealized gain on securities during the year...   94,530,282
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $90,130,518
                                                                     ===========


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                         1998           1997
                                                   ---------------  ------------
OPERATIONS:
Net investment loss............................... $   (4,399,764)  $ (1,919,791)
Net realized gain (loss) on securities............    111,229,008     (8,889,903)
Net unrealized appreciation (depreciation) of
  securities during the year......................    (16,698,726)    33,692,829
                                                   ---------------  ------------
   Increase in net assets resulting from
     operations...................................     90,130,518     22,883,135
                                                   ---------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................              -              -
Net realized gain on securities...................              -    (32,117,202)
                                                   ---------------  ------------
  Decrease in net assets resulting from
   distributions to shareholders..................              -    (32,117,202)
                                                   ---------------  ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold..................    217,275,229    286,682,331
Proceeds from capital stock issued for
  distributions reinvested........................              -     32,117,202
                                                   ---------------  ------------
                                                      217,275,229    318,799,533
Cost of capital stock repurchased.................    (89,246,756)   (71,770,130)
                                                   ---------------  ------------
  Increase in net assets resulting from
    capital stock transactions....................    128,028,473    247,029,403
                                                   ---------------  ------------
TOTAL INCREASE IN NET ASSETS......................    218,158,991    237,795,336

NET ASSETS:
Beginning of year.................................    804,981,947    567,186,611
                                                   ---------------  ------------
End of year (including accumulated net
  investment losses of $0 and ($1,935,355)) ...... $1,023,140,938   $804,981,947
                                                   ===============  ============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold......................    10,004,608      14,868,580
Shares issued for distributions reinvested........             -       1,636,128
Shares of capital stock repurchased ..............    (4,133,577)     (3,716,452)
                                                   ---------------  ------------
  Increase in shares outstanding..................     5,871,031      12,788,256
Shares outstanding:
  Beginning of year...............................    40,484,129      27,695,873
                                                   ---------------  ------------
  End of year.....................................    46,355,160      40,484,129
                                                   ===============  ============

================================================================================
                 SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS
May 31, 1998                                                                  49
================================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            COMMON STOCKS - 97.52%
            ADVERTISING - 0.18%
    5,352   Interpublic Group Cos., Inc.... $   317,441
    6,030   Omnicom Group, Inc.............     282,279
                                            -----------
                                                599,720
                                            -----------

            AEROSPACE/DEFENSE - 0.21%
   12,604   Goodrich  (B.F.) Co............     645,955
    1,349   Teleflex Inc...................      54,550
                                            -----------
                                                700,505
                                            -----------

            AIRLINES - 0.25%
    2,418*  AMR Corp.......................     372,221
      265   Delta Air Lines, Inc...........      30,475
    9,344   Southwest Airlines Co..........     249,368
    2,546*  US Airways Group, Inc..........     178,220
                                            -----------
                                                830,284
                                            -----------

            APPAREL & PRODUCTS - 0.05%
    3,570   Liz Claiborne, Inc.............     180,954
                                            -----------

            APPLIANCES/FURNISHINGS - 0.05%
    1,457   Herman Miller, Inc.............      40,341
    2,612   Maytag Corp....................     131,742
                                            -----------
                                                172,083
                                            -----------

            AUTO - CARS - 0.81%
   48,472   Chrysler Corp..................   2,696,255
                                            -----------

            AUTO - ORIGINAL EQUIPMENT - 0.02%
    2,160   Arvin Industries, Inc..........      80,055
                                            -----------

            AUTO - REPLACEMENT PARTS - 0.57%
    3,174*  AutoZone, Inc..................     105,536
    3,429   Echlin Inc.....................     162,878
   19,107   Genuine Parts Co...............     648,444
   13,617   Goodyear Tire & Rubber Co......     978,721
                                            -----------
                                              1,895,579
                                            -----------

            BANKS - NEW YORK CITY - 2.61%
   25,098   Bank of New York Co., Inc......   1,534,115
   22,509   Chase Manhattan Corp...........   3,059,817
   20,409   CitiCorp.......................   3,043,493
    8,717   J. P. Morgan  & Co. Inc........   1,082,542
                                            -----------
                                              8,719,967
                                            -----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            BANKS - OTHER - 3.22%
   37,866   BankAmerica Corp............... $ 3,131,045
    5,115   BankBoston Corp................     538,993
   10,940   First Chicago Corp.............     956,566
   46,963   First Union Corp...............   2,597,641
   11,371   Fleet Financial Group, Inc.....     932,422
    5,993   Mellon Bank Corp...............     404,153
   18,719   National City Corp.............   1,268,212
    2,238   Providian Financial Corp.......     142,393
    2,222   Wells Fargo & Co...............     803,253
                                            -----------
                                             10,774,678
                                            -----------

            BANKS - REGIONAL - 3.63%
   43,086   BANC ONE CORP..................   2,375,116
    5,444   Comerica Inc...................     357,943
    9,709   Fifth Third Bancorp............     478,168
    1,170   Huntington Bancshares, Inc.....      38,318
   12,758   KeyCorp........................     484,007
   45,383   NationsBank Corp...............   3,437,761
    2,298   Northern Trust Corp............     162,081
   45,414   Norwest Corp...................   1,765,469
   10,848   PNC Bank Corp..................     626,472
      214   Summit Bancorporation..........      10,727
    2,560   SunTrust Banks, Inc............     202,240
    6,650   Synovus Financial Corp.........     149,198
   37,479   U.S. Bancorp...................   1,466,366
    7,025   Wachovia Corp..................     562,439
                                            -----------
                                             12,116,305
                                            -----------

            BEVERAGE - BREWERS/
            DISTRIBUTORS - 0.79%
   44,570   Anheuser-Busch Companies, Inc..   2,047,435
   13,258   Seagram Co. Ltd................     582,523
                                            -----------
                                              2,629,958
                                            -----------

            BEVERAGE - SOFT DRINKS - 3.80%
  121,862   Coca-Cola Co...................   9,550,934
   77,247   PepsiCo, Inc...................   3,152,643
                                            -----------
                                             12,703,577
                                            -----------

            BROADCASTING - 1.47%
    8,056*  Clear Channel Communications,
               Inc.........................     772,369
   13,957   Comcast Corp. Class A Special..     478,464
   15,578*  Tele-Comm Liberty Media Group
               Class A.....................     534,520
   33,716   U S West Communications Group..   1,711,087



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            BROADCASTING - Continued
   13,835   U S West Media Group........... $   512,760
   16,159*  Viacom, Inc Class B............     888,745
                                            -----------
                                              4,897,945
                                            -----------

            BUILDING MATERIALS - 0.49%
    5,833   Lowe's Companies, Inc..........     461,901
   14,473   Masco Corp.....................     814,106
   10,859   Sherwin-Williams Co............     361,062
                                            -----------
                                              1,637,069
                                            -----------

            CHEMICAL - MAJOR - 0.70%
    1,391   Albemarle Corp.................      33,819
   12,352   Morton International, Inc......     375,964
   18,475   PPG Industries, Inc............   1,346,365
    5,402   Rohm and Haas Co...............     593,545
                                            -----------
                                              2,349,693
                                            -----------

            CHEMICAL - MISCELLANEOUS - 0.50%
    6,287   A. Schulman, Inc...............     124,954
      240*  Airgas, Inc....................       3,645
   14,644   Ethyl Corp.....................     103,423
      241   Ferro Corp.....................       6,899
    5,577   Great Lakes Chemical Corp......     223,080
    7,763   Lawter International, Inc......      74,719
    3,750   Lubrizol Corp..................     130,313
    1,029   Lyondell Petrochemical Co......      32,092
    9,012   Nalco Chemical Co..............     337,950
    1,258   NCH Corp.......................      80,119
    1,394*  Octel Corp.....................      30,412
   11,008   Praxair, Inc...................     542,831
                                            -----------
                                              1,690,437
                                            -----------

            CONGLOMERATES - 0.57%
   12,845   Tenneco Inc....................     534,673
   24,449   Tyco International Ltd.........   1,353,864
                                            -----------
                                              1,888,537
                                            -----------

            CONSUMER FINANCE - 0.47%
    3,648   Beneficial Corp................     488,832
   34,619   MBNA Corp......................   1,096,990
                                            -----------
                                              1,585,822
                                            -----------

================================================================================
                 SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS
50                                                                  May 31, 1998
================================================================================




  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------


            CONTAINERS - METAL/GLASS - 0.43%
    6,844   Corning Inc.................... $   269,910
   12,817   Crown Cork & Seal Co., Inc.....     664,882
   11,688*  Owens-Illinois, Inc............     525,230
                                            -----------
                                              1,460,022
                                            -----------

            CONTAINERS - PAPER - 0.11%
      867   Bemis Co., Inc.................      36,577
    1,141*  Sealed Air Corp................      61,034
    7,349   Sonoco Products Co.............     256,759
                                            -----------
                                                354,370
                                            -----------

            COSMETICS/TOILETRIES - 1.30%
    3,477   Avon Products, Inc.............     284,462
   34,025   Gillette Co....................   3,985,178
    1,242   International Flavors &
               Fragrances, Inc.............      59,616
                                            -----------
                                              4,329,256
                                            -----------

            DRUGS - 7.52%
   65,302   American Home Products Corp....   3,154,903
    6,253*  Amgen Inc......................     378,307
   57,755   Bristol Myers Squibb Co........   6,208,662
   46,603   Eli Lilly and Co...............   2,863,172
   58,320   Merck & Co., Inc...............   6,827,085
   38,793   Schering-Plough Corp...........   3,246,489
   38,538   Warner-Lambert Co..............   2,459,206
                                            -----------
                                             25,137,824
                                            -----------

            ELECTRICAL EQUIPMENT - 1.10%
   25,796   AMP Inc........................     980,247
    4,214*  Cabletron Systems, Inc.........      54,255
   35,767   Emerson Electric Co............   2,172,845
      857   Hubbell Inc. Class B...........      40,333
    2,617   National Service Industries,
               Inc.........................     133,467
    2,297   Raychem Corp...................      86,425
    2,652*  Teradyne, Inc..................      81,549
    2,326   Thomas & Betts Corp............     124,296
                                            -----------
                                              3,673,417
                                            -----------

            ELECTRONIC INSTRUMENTS - 0.05%
   10,086*  Integrated Device Technology...      94,556
      847*  Perkin-Elmer Corp..............      58,020
      273   Tektronix, Inc.................      10,442
      481*  Vishay Intertechnology,  Inc...      10,730
                                            -----------
                                                173,748
                                            -----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            ENTERTAINMENT - 1.94%
    5,200   Hasbro, Inc.................... $   198,900
    1,880*  King World Productions, Inc....      47,940
   17,295   Mattel, Inc....................     655,048
   28,933   Time Warner Inc................   2,251,349
   29,522   Walt Disney Co.................   3,339,676
                                            -----------
                                              6,492,913
                                            -----------
            FINANCE COMPANIES - 0.50%
      833   Finova Group, Inc..............      46,075
   11,413   Household International, Inc...   1,544,321
    1,908   SunAmerica, Inc................      92,777
                                            -----------
                                              1,683,173
                                            -----------
            FINANCIAL SERVICES - 1.14%
   30,448   American Express Co............   3,124,726
    6,641   Countrywide Credit Industries,
               Inc.........................     307,146
    8,421   H & R Block Inc................     370,524
                                            -----------
                                              3,802,396
                                            -----------
            FOODS - 2.40%
   24,423   BestFoods......................   1,378,373
   23,687   Campbell Soup Co...............   1,290,942
   23,005   ConAgra, Inc...................     672,896
   12,478   General Mills, Inc.............     851,624
   31,300   H J Heinz Co...................   1,660,855
    4,969   Hershey Foods Corp.............     344,103
   26,133   Kellogg Co.....................   1,079,620
    7,720   Quaker Oats Co.................     445,348
      225   Ralston Purina Co..............      25,045
    3,109   Wm. Wrigley Jr. Co.............     299,241
                                            -----------
                                              8,048,047
                                            -----------
            FOOTWEAR - 0.17%
   12,089   NIKE, Inc. Class  B............     556,094
                                            -----------
            FREIGHT - 0.06%
    2,986*  FDX Corp.......................     191,477
                                            -----------
            GOLD MINING - 0.16%
   16,388   Barrick Gold Corp..............     315,469
   17,951   Placer Dome Inc................     223,266
                                            -----------
                                                538,735
                                            -----------

            GOVERNMENT SPONSORED - 1.71%
   39,749   Federal Home Loan Mortgage
               Corp........................   1,808,580
   65,100   Federal National Mortgage
               Association.................   3,897,862
                                            -----------
                                              5,706,442
                                            -----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            FUNERAL SERVICES - 0.18%
   14,805   Service Corp. International.... $   605,154
                                            -----------

            HARDWARE & TOOLS - 0.20%
    4,637   Black & Decker Corp............     270,685
      352   Snap-on Inc....................      15,444
    7,762   Stanley Works..................     368,695
                                            -----------
                                                654,824
                                            -----------

            HEALTHCARE - 0.25%
    6,605   HealthSouth Corp...............     187,417
    1,291*  PacifiCare Health System,
               Inc. Class B................     106,669
    8,422   United HealthCare Corp.........     539,008
                                            -----------
                                                833,094
                                            -----------

            HEAVY DUTY TRUCKS/PARTS - 0.49%
   16,392   Dana Corp......................     854,433
    6,175*  Navistar International Corp....     186,408
   10,887   PACCAR Inc.....................     601,167
                                            -----------
                                              1,642,008
                                            -----------

            HOME BUILDERS - 0.03%
    2,703   Centex Corp....................      96,632
                                            -----------

            HOSPITAL MANAGEMENT - 0.43%
   23,355   Columbia/HCA Healthcare Corp...     763,416
      273   Manor Care, Inc................       8,617
    2,175   Medaphis Corp..................      16,313
    1,968   Shared Medical Systems Corp....     143,172
   14,264*  Tenet Healthcare Corp..........     499,240
                                            -----------
                                              1,430,758
                                            -----------

            HOSPITAL SUPPLIES - 3.74%
   51,175   Abbott Laboratories............   3,796,545
      607   ATL Ultrasound, Inc............      27,505
   21,155   Baxter International Inc.......   1,209,802
    3,665   Becton, Dickinson and Co.......     259,299
    4,336   Boston Scientific Corp.........     276,420
   73,937   Johnson & Johnson..............   5,106,273
    5,863   Mallinckrodt, Inc..............     180,654
   27,161   Medtronic, Inc.................   1,510,831
    3,009   United States Surgical Corp....     119,608
                                            -----------
                                             12,486,937
                                            -----------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  51
================================================================================


  NUMBER                                         MARKET
 OF SHARES                                       VALUE
-----------                                   -----------

            HOUSEHOLD PRODUCTS - 3.45%
    8,377   Clorox Co........................ $   699,480
   19,040   Colgate-Palmolive Co.............   1,656,480
    1,750   Newell Co........................      84,438
   77,432   Procter & Gamble Co..............   6,499,449
    1,495   Rubbermaid, Inc..................      48,774
   32,171   Unilever N V - ADR...............   2,539,498
                                              -----------
                                               11,528,119
                                              -----------

            INFORMATION PROCESSING - 10.17%
    2,834*  Apple Computer, Inc..............      75,455
   15,833   Automatic Data Processing, Inc...   1,007,375
   11,463*  Bay Networks, Inc................     317,382
   32,522*  Cendant Corp.....................     705,321
   43,197*  Cisco Systems, Inc...............   3,266,773
    7,311   Cognizant Corp...................     389,311
   58,595   Compaq Computer Corp.............   1,600,376
   19,011   Computer Associates
               International.................     998,078
    3,654   Computer Sciences Corp...........     189,780
    2,366*  Data General Corp................      36,082
   23,747*  Dell Computer Corp...............   1,956,902
      846   Diebold, Inc.....................      24,746
    7,099   Digital Equipment Corp...........     389,558
   17,257*  E M C Corp.......................     715,087
    5,828   First Data Corp..................     193,781
    1,072*  Gateway 2000, Inc................      48,307
      115*  General Instrument Corp..........       2,738
    8,538   HBO & Co.........................     492,803
   42,819   Hewlett Packard Co...............   2,660,130
   42,490   International Business Machines..   4,987,263
      366*  Keane, Inc.......................      16,424
   98,648*  Microsoft Corp...................   8,366,583
    5,057*  Novell, Inc .....................      53,099
   37,379*  Oracle Corp......................     883,079
    3,691   Parametric Technology Corp.......     113,152
   22,489   Pitney Bowes Inc.................   1,056,983
   10,590*  Seagate Technology...............     244,894
   17,327*  Silicon Graphics, Inc............     207,924
      229*  Storage Technology Corp..........      19,207
      684*  Stratus Computer, Inc............      24,667
   18,152*  Sun Microsystems, Inc............     727,215
   15,838*  3Com Corp........................     401,889
   17,575   Xerox Corp.......................   1,805,831
                                              -----------
                                               33,978,195
                                              -----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            INSURANCE - CASUALTY - 0.56%
    8,021   Chubb Corp..................... $   638,171
   12,459   SAFECO Corp....................     579,344
   14,884   St. Paul Companies, Inc........     660,477
                                            -----------
                                              1,877,992
                                            -----------

            INSURANCE - LIFE - 0.48%
    5,136   Aetna Inc......................     401,570
    6,115   Conseco Inc....................     285,112
    1,430   Jefferson-Pilot Corp...........      81,868
    4,001   Lincoln National Corp..........     359,590
    4,155   Transamerica Corp..............     477,825
                                            -----------
                                              1,605,965
                                            -----------

            INSURANCE - MISCELLANEOUS - 0.25%
    3,514   General Re Corp................     772,641
      877   MGIC Investment Corp...........      52,565
                                            -----------
                                                825,206
                                            -----------

            INSURANCE - MULTILINE - 4.03%
   22,940   Allstate Corp..................   2,159,228
   35,148   American International Group,
               Inc.........................   4,351,761
   20,635   Aon Corp.......................   1,321,930
   10,443   CIGNA Corp.....................     715,346
    1,746   Cincinnati Financial Corp......      73,332
    2,107   Hartford Financial Services
               Group.......................     231,902
   15,767   March & McLennan Companies,
               Inc.........................   1,380,598
   52,917   Travelers Group, Inc...........   3,227,936
                                            -----------
                                             13,462,033
                                            -----------

            LEISURE TIME - 0.07%
    5,220   Brunswick Corp.................     164,104
    3,755*  Mirage Resorts, Inc............      78,151
                                            -----------
                                                242,255
                                            -----------

            LODGING - 0.07%
    6,943   Marriott Services Inc..........     241,269
                                            -----------

            MACHINE TOOLS - 0.01%
    1,098   Cincinnati Milacron, Inc.......      32,871
                                            -----------

            MACHINERY - AGRICULTURE - 0.25%
    1,636   Case Corp......................      94,684
   14,380   Deere & Co.....................     745,963
                                            -----------
                                                840,647
                                            -----------


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.31%
   18,362   Caterpillar Inc................ $ 1,008,763
      667   Foster Wheeler Corp............      16,925
      248   Harnischfeger Industries Inc...       7,812
                                            -----------
                                              1,033,500
                                            -----------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.85%
    3,660   Aeroquip-Vickers, Inc..........     226,005
    6,426   Cooper Industries, Inc.........     413,674
    6,943   Dover Corp.....................     260,363
   11,285   Illinois Tool Works Inc........     744,810
   12,486   Ingersoll-Rand Co..............     562,650
    5,094   Johnson Controls, Inc..........     303,093
    7,985   Pall Corp......................     158,203
      709   Tecumseh Products Co. Class A..      35,361
    3,982   Tidewater, Inc.................     151,316
                                            -----------
                                              2,855,475
                                            -----------

            MEDICAL TECHNOLOGY - 0.17%
    8,752   Guidant Corp...................     563,957
                                            -----------

            MERCHANDISE - DRUG - 0.54%
    9,682   CVS Corp.......................     679,555
    9,762   Rite Aid Corp..................     349,602
   21,809   Walgreen Co....................     767,404
                                            -----------
                                              1,796,561
                                            -----------

            MERCHANDISE - SPECIALTY - 1.47%
    4,516*  Best Buy Co., Inc..............     147,335
      804   Circuit City Stores, Inc.......      34,070
      158   CompUSA, Inc...................       2,489
    2,338*  Consolidated Stores Corp.......      89,282
    1,059*  CostCo Companies, Inc..........      61,290
   30,111   Fortune Brands,  Inc...........   1,157,392
   11,343   Gap, Inc.......................     612,522
   31,623   Home Depot, Inc................   2,484,382
    5,249   Ikon Office Solutions Inc......     111,213
    7,534*  Toys "R" Us, Inc...............     199,651
                                            -----------
                                              4,899,626
                                            -----------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
52                                                                  May 31, 1998
================================================================================



  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------

            MERCHANDISING -
            DEPARTMENT - 0.40%
   16,268   Dayton Hudson Corp............. $   754,429
    1,450*  Federated Department Stores,
               Inc.........................      75,128
    8,077   May Department Stores Co.......     519,452
                                            -----------
                                              1,349,009
                                            -----------

            MERCHANDISING - FOOD - 0.36%
   11,629   Albertsons, Inc................     538,568
    1,069   American Stores Co.............      26,658
    2,747*  Kroger Co......................     117,949
    7,808   SYSCO Corp.....................     182,024
    7,944   Winn-Dixie Stores, Inc.........     323,222
                                            -----------
                                              1,188,421
                                            -----------

            MERCHANDISING - MASS - 2.40%
   18,255   J.C. Penney Co., Inc...........   1,310,937
    7,550*  Kmart Corp.....................     146,281
   16,794   Sears Roebuck and Co...........   1,038,079
   99,819   Wal-Mart Stores, Inc...........   5,508,762
      527   Woolworth Corp.................      10,408
                                            -----------
                                              8,014,467
                                            -----------

            METALS - ALUMINUM - 0.20%
   23,491   Alcan Aluminum Ltd.............     669,494
                                            -----------

            METALS - COPPER - 0.04%
    5,732   Newmont Mining Corp............     142,942
                                            -----------

            METALS - MISCELLANEOUS - 0.15%
    9,537   Freeport - McMoRan Copper &
             Gold Inc. Class B.............     159,745
   17,391   Inco Limited...................     249,996
    1,650   Precision Castparts Corp.......      95,081
                                            -----------
                                                504,822
                                            -----------

            METALS - STEEL - 0.06%
    1,772   AK Steel Holding Corp..........      33,004
    1,028*  Bethlehem Steel Corp...........      12,593
    7,993   Worthington Industries, Inc....     140,876
                                            -----------
                                                186,473
                                            -----------





  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------


            NATURAL GAS-DIVERSIFIED - 0.27%
    3,475   Eastern Enterprises............ $   139,434
    5,944   El Paso Natural Gas Co.........     229,587
    1,206   Questar Corp...................      48,918
   12,348   Sonat Inc......................     483,888
                                            -----------
                                                901,827
                                            -----------

            OIL - INTEGRATED DOMESTIC - 2.16%
   11,073   Amerada Hess Corp..............     598,634
    8,737   Ashland Oil, Inc...............     435,758
   29,509   Burlington Resources,  Inc.....   1,243,067
    8,364   Kerr-McGee Corp................     529,023
      900*  Oryx Energy Co.................      20,981
    8,332   Pennzoil Co....................     481,694
   46,171   Phillips Petroleum Co..........   2,311,436
    6,171   Quaker State Corp..............     104,521
    2,864   Sun Co., Inc...................     121,720
   39,072   USX-Marathon Group.............   1,367,520
                                            -----------
                                              7,214,354
                                            -----------
            OIL - INTEGRATED
            INTERNATIONAL - 1.47%
    7,876   Murphy Oil Corp................     396,261
   77,982   Texaco Inc.....................   4,503,461
                                            -----------
                                              4,899,722
                                            -----------

            OIL - SERVICE - PRODUCTS - 0.07%
    7,713   Noble Drilling Corp............     227,534
                                            -----------
            OIL - SERVICES - 1.44%
   22,192   Baker Hughes Inc...............     798,912
    8,354   Dresser Industries, Inc........     388,983
    2,104*  Global Marine Inc..............      46,946
   17,351   Halliburton Co.................     822,004
   34,672   Schlumberger Ltd...............   2,706,582
    1,094   Transocean Offshore, Inc.......      53,948
                                            -----------
                                              4,817,375
                                            -----------
            OIL/GAS PRODUCERS - 0.59%
    4,410   Anadarko Petroleum Corp........     291,060
   10,523   Apache Corp....................     359,755
    6,270   Helmerich & Payne, Inc.........     158,318
    9,513   Pioneer Natural Resources
               Corp........................     223,556
    7,778   Ultramar Diamond Shamrock
               Corp........................     248,410
   33,072   Union Pacific Resources Group
               Inc.........................     669,707
    1,026   Valero Energy Corp.............      33,473
                                            -----------
                                              1,984,279
                                            -----------



  NUMBER                                           MARKET
 OF SHARES                                         VALUE
-----------                                     -----------

            PAPER/FOREST PRODUCTS - 1.21%
   11,986   Avery Dennison Corp................ $   621,025
   13,069   Fort James Corp....................     624,862
   39,335   Kimberly-Clark Corp................   1,949,540
   15,063   Louisiana Pacific Corp.............     300,319
    9,331   Mead Corp..........................     290,427
   11,783   Unisource Worldwide, Inc...........     150,970
    2,884   Willamette Industries, Inc.........      98,957
                                                -----------
                                                  4,036,100
                                                -----------

            POLLUTION CONTROL - 0.29%
    8,715   Browning - Ferris Industries,
               Inc.............................     309,927
   19,929   Waste Management, Inc..............     647,693
                                                -----------
                                                    957,620
                                                -----------

            PUBLISHING - NEWS - 0.66%
    6,029   Dow Jones & Co., Inc...............     290,146
   20,914   Gannett Co., Inc...................   1,379,016
      578   New York Times Co.  Class  A.......      40,749
    7,190   Tribune Co.........................     480,831
                                                -----------
                                                  2,190,742
                                                -----------

            PUBLISHING/PRINTING - 0.28%
    8,020   Dun & Bradstreet Corp..............     270,675
    8,690   McGraw-Hill, Inc...................     679,449
                                                -----------
                                                    950,124
                                                -----------

            RAILROAD - 0.97%
    7,629   Burlington Northern Santa Fe.......     759,086
   18,025   CSX  Corp..........................     858,441
   35,920   Norfolk Southern Corp..............   1,124,745
   10,257   Union Pacific Corp.................     496,182
                                                -----------
                                                  3,238,454
                                                -----------

            RESTAURANTS - 0.73%
   37,338   McDonald's Corp....................   2,450,305
      163*  Tricon Global Restaurants, Inc.....       5,063
                                                -----------
                                                  2,455,368
                                                -----------

            SAVINGS & LOAN - 0.32%
    4,017   H.F. Ahmanson & Co.................     306,296
   10,796   Washington Mutual, Inc.............     762,468
                                                -----------
                                                  1,068,764
                                                -----------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  53
================================================================================

  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------
            SECURITIES RELATED - 1.47%
   10,173   Charles Schwab Corp............ $   335,709
    9,098   Franklin Resources, Inc........     444,665
    5,293   Lehman Brothers Holdings, Inc..     375,472
   16,296   Merrill Lynch & Co., Inc.......   1,458,492
   29,310   Morgan St Dean Witter Discover.   2,288,015
                                            -----------
                                              4,902,353
                                            -----------

            SEMICONDUCTOR EQUIPMENT - 0.19%
   17,737*  Applied Materials, Inc.........     567,584
    2,176*  KLA-Tencor Corp................      73,712
                                            -----------
                                                641,296
                                            -----------

            SEMICONDUCTORS - 1.92%
    8,243*  Advanced Micro Devices, Inc....     160,739
   69,714   Intel Corp.....................   4,980,193
    6,444*  LSI Logic Corp.................     137,338
   10,409*  Micron Technology, Inc.........     245,262
    1,557*  National Semiconductor Corp....      25,301
   15,718   Rockwell International Corp....     864,490
                                            -----------
                                              6,413,323
                                            -----------

            TELECOMMUNICATIONS - 2.60%
    5,172*  Airtouch Communications, Inc...     246,317
    3,618   ALLTEL Corp....................     142,685
    2,879*  DSC Communications Corp........      49,213
    5,582   Frontier Corp..................     169,902
   58,688   Lucent Technologies, Inc.......   4,163,180
   10,140*  Nextel Communications, Inc.
               Class A.....................     238,924
   26,975   Northern Telecom Ltd...........   1,726,400
    6,549*  Tellabs, Inc...................     450,039
   33,221*  WorldCom, Inc..................   1,511,556
                                            -----------
                                              8,698,216
                                            -----------

            TEXTILE - PRODUCTS - 0.18%
   11,114   V F Corp.......................     591,126
                                            -----------

            TRUCKERS - 0.02%
    4,542   Arnold Industries, Inc.........      70,969
                                            -----------

            UTILITIES - COMMUNICATION - 5.81%
   55,805   Ameritech Corp.................   2,368,225
   76,878   AT & T Corp....................   4,679,947
   39,345   Bell Atlantic Corp.............   3,604,985
   49,159   BellSouth Corp.................   3,170,756


  NUMBER                                       MARKET
 OF SHARES                                     VALUE
-----------                                 -----------
            UTILITIES - COMMUNICATION - Continued
   24,143   MCI Communications Corp........ $ 1,290,897
   81,739   SBC Communications, Inc........   3,177,604
   15,727   Sprint Corp....................   1,128,412
                                            -----------
                                             19,420,826
                                            -----------

            UTILITIES - ELECTRIC - 2.36%
    3,807   Black Hills Corp...............      83,516
   27,665   Cinergy Corp...................     893,925
    3,941   Cleco Corp.....................     117,984
    5,568   Hawaiian Electric Industries,
               Inc.........................     212,976
    6,599   Idaho Power Co.................     225,603
    4,645   IPALCO Enterprises, Inc........     195,671
   10,023   LG&E Energy Corp...............     266,236
    5,860   Minnesota Power Inc............     231,104
    9,591   Montana Power Co...............     347,674
    8,790   Nevada Power Co................     209,861
   19,391   New Century Energies, Inc......     891,986
   22,013   NIPSCO Industries, Inc.........     591,599
    7,085   OGE Energy Corp................     379,933
   52,031   PacifiCorp.....................   1,199,965
   20,791   Potomac Electric Power Co......     508,080
   14,837   Puget Sound Energy Inc.........     387,617
   22,966   TECO Energy, Inc...............     601,422
    9,433   UtiliCorp United Inc...........     335,461
    7,441   Washington Gas Light Co........     193,931
                                            -----------
                                              7,874,544
                                            -----------

            UTILITIES - GAS, DISTRIBUTION - 0.37%
    9,966   AGL Resources, Inc.............     199,320
    8,976*  Marketspan Corp................     302,379
    3,002   MCN Energy Group Inc...........     108,072
    6,711   National Fuel Gas Co...........     284,379
    8,483   NICOR Inc......................     327,656
                                            -----------
                                              1,221,806
                                            -----------

            UTILITIES - GAS, PIPELINE - 1.53%
    3,322   Columbia Energy Group..........     280,294
   16,752   Consolidated Natural Gas Co....     947,535
   33,683   Enron Corp.....................   1,688,360
    5,438   ONEOK Inc......................     212,422
   14,631   Pacific Enterprises............     556,892
    6,181   Peoples Energy Corp............     227,924
   37,307   Williams Companies, Inc........   1,210,145
                                            -----------
                                              5,123,572
                                            -----------



  NUMBER                                        MARKET
 OF SHARES                                       VALUE
-----------                                 -------------
            WATER SERVICES - 0.02%
    2,552   American Water Works Co., Inc.. $      74,965
                                            -------------

            TOTAL COMMON STOCKS
            (Cost $277,608,938)............   325,861,302
                                            -------------


    PAR
   VALUE
-----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 2.19%

            MACHINERY - INDUSTRIAL/SPECIALTY - 0.95%
$3,183,000  Cooper Industries, Inc.,
             5.67% due 06/01/98............   3,183,000
                                           ------------
            SECURITIES RELATED - 1.24%
              Merrill Lynch & Co.:
 2,126,000   5.52% due 06/03/98............   2,125,348
 2,014,000   5.52% due 06/04/98............   2,013,074
                                           ------------
                                              4,138,422
                                           ------------
            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $7,321,422)..............   7,321,422
                                           ------------
            UNITED STATES GOVERNMENT
            SHORT TERM - 0.12%

            U.S. TREASURY BILLS - 0.12%
            United States Treasury Bills:
   100,000     4.94% due 06/04/98..........      99,959
   100,000     4.91% due 06/04/98..........      99,959
   100,000     4.90% due 06/04/98..........      99,959
   100,000     4.65% due 06/04/98..........      99,961
                                           ------------
                                                399,838
                                           ------------

            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $399,838)................     399,838
                                           ------------

            TOTAL INVESTMENTS
            (Cost $285,330,198) - 99.83%... 333,582,562
             Other assets and liabilities,
             net - 0.17%...................     584,788
                                           ------------

            NET ASSETS (equivalent
             to $22.16 per share on
             15,080,463 shares
             outstanding) - 100 %..........$334,167,350
                                           ============

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
54                                                                  May 31, 1998
================================================================================


                                             UNREALIZED
CONTRACTS                                   DEPRECIATION
---------                                   ------------


            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at
               5/31/98)
   27(2)    S&P 500 Index Futures
             (June/$1,090.80).............. $  (137,250)
                                            ===========

             (1)U.S. Treasury Bills with a market value of
                approximately $400,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.

             (2)Per 250

             *  Non-income producing



                                               MARKET
                                               VALUE
                                            ------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  15,080,463 shares outstanding........... $    150,805
Additional paid in capital................  250,214,914
Undistributed net realized gain on
     securities...........................   35,511,010
Undistributed net investment income.......      175,507
Unrealized appreciation (depreciation) of:
  Investments...........  $48,252,364
   Futures ..............    (137,250)       48,115,114
                          -----------      ------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING............................. $334,167,350
                                           ============

================================================================================
                  SOCIAL AWARENESS FUND - FINANCIAL STATEMENTS
                                                                              55
================================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Dividends.......................................................  $ 3,754,102
Interest........................................................      371,484
                                                                  -----------
  Total investment income.......................................    4,125,586
                                                                  -----------

EXPENSES:
Advisory fees...................................................    1,204,327
Custodian and accounting services...............................       51,735
Reports to shareholders.........................................       23,321
Audit fees and tax services.....................................        7,949
Directors' fees and expenses....................................        4,216
Miscellaneous...................................................       13,183
                                                                  -----------
  Total expenses................................................    1,304,731
                                                                  -----------
NET INVESTMENT INCOME...........................................    2,820,855
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on:
  Investments.....................................    34,461,580
  Futures contracts...............................     1,849,928   36,311,508
                                                     -----------
Net unrealized appreciation (depreciation) during
  the year:
  Investments.....................................    21,517,279
  Futures contracts...............................      (227,900)  21,289,379
                                                     -----------  -----------
   Net realized and unrealized gain on securities
     during the year:...........................................   57,600,887
                                                                  -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................  $60,421,742
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                          1998           1997
                                                     ------------    ------------
OPERATIONS:
Net investment income.............................   $  2,820,855    $  1,619,474
Net realized gain on securities...................     36,311,508      13,356,463
Net unrealized appreciation of securities
  during the year.................................     21,289,379      14,695,812
                                                     ------------    ------------
  Increase in net assets resulting from
    operations....................................     60,421,742      29,671,749
                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................     (2,737,376)     (1,578,118)
Net realized gain on securities...................     (9,562,689)    (10,727,011)
                                                     ------------    ------------
  Decrease in net assets resulting from
    distributions to shareholders.................    (12,300,065)    (12,305,129)
                                                     ------------    ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold..................    120,526,570      52,814,227
Proceeds from capital stock issued for
  distributions reinvested........................     12,300,065      12,305,129
                                                     ------------    ------------
                                                      132,826,635      65,119,356
Cost of capital stock repurchased.................     (2,130,016)     (8,024,362)
                                                     ------------    ------------
  Increase in net assets resulting from capital
    stock transactions............................    130,696,619      57,094,994
                                                     ------------    ------------
TOTAL INCREASE IN NET ASSETS......................    178,818,296      74,461,614

NET ASSETS:
Beginning of year.................................    155,349,054      80,887,440
                                                     ------------    ------------
End of year (including undistributed net
  investment income of $175,507 and $92,028)......   $334,167,350    $155,349,054
                                                     ------------    ------------

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold......................      5,891,588       3,190,691
Shares issued for distributions reinvested........        618,253         775,715
Shares of capital stock repurchased ..............       (106,789)       (509,440)
                                                     ------------    ------------
  Increase in shares outstanding..................      6,403,052       3,456,966
Shares outstanding:
  Beginning of year...............................      8,677,411       5,220,445
                                                     ------------    ------------
  End of year.....................................     15,080,463       8,677,411
                                                     ============    ============

================================================================================
            ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS
56                                                                 May 31, 1998
================================================================================

 NUMBER                                         MARKET
OF SHARES                                       VALUE
---------                                    ----------
            COMMON STOCKS - 58.36%
            ADVERTISING - 0.11%
     1,795  Interpublic Group Cos., Inc....  $  106,466
     2,400  Omnicom Group, Inc.............     112,350
                                             ----------
                                                218,816
                                             ----------
            AEROSPACE/DEFENSE- 0.91%
    13,811  Boeing Co......................     657,749
       521  Crane Co.......................      27,450
       258  EG & G, Inc....................       8,127
     1,754  General Dynamics Corp..........      77,943
       842  Goodrich  (B.F.) Co............      43,153
     2,383  Lockheed Martin Corp...........     267,492
       932  Northrop Grumman Corp..........      99,899
     4,718  Raytheon Co. Class B...........     258,016
     1,578  TRW Inc........................      84,522
     3,034  United Technologies Corp.......     285,195
                                             ----------
                                              1,809,546
                                             ----------
            AIRLINES - 0.23%
     1,126* AMR Corp.......................     173,334
     1,007  Delta Air Lines, Inc...........     115,805
     2,876  Southwest Airlines Co..........      76,753
     1,413* US Airways Group, Inc..........      98,910
                                             ----------
                                                464,802
                                             ----------
            APPAREL & PRODUCTS - 0.03%
     1,010  Liz Claiborne, Inc.............      51,194
                                             ----------
            APPLIANCES/FURNISHINGS - 0.08%
     1,729  Maytag Corp....................      87,206
     1,029  Whirlpool Corp.................      70,294
                                             ----------
                                                157,500
                                             ----------
            AUTO - CARS - 1.01%
     8,655  Chrysler Corp..................     481,434
    16,556  Ford Motor Co..................     858,843
     9,478  General Motors Corp............     681,824
                                             ----------
                                              2,022,101
                                             ----------
            AUTO - REPLACEMENT PARTS - 0.20%
     2,408* AutoZone, Inc..................      80,066
       200  Cooper Tire & Rubber Co........       4,738
       915  Echlin Inc.....................      43,462
     2,726  Genuine Parts Co...............      92,513
     2,176  Goodyear Tire & Rubber Co......     156,400
       982  Pep Boys-Manny, Moe & Jack.....      21,850
                                             ----------
                                                399,029
                                             ----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
---------                                    ----------
            BANKS - NEW YORK CITY - 1.17%
     5,608  Bank of New York Co., Inc......  $  342,789
     5,879  Chase Manhattan Corp...........     799,177
     6,039  CitiCorp.......................     900,566
     2,384  J. P. Morgan  & Co. Inc........     296,062
                                             ----------
                                              2,338,594
                                             ----------
            BANKS - OTHER - 1.73%
     9,576  BankAmerica Corp...............     791,816
     2,033  BankBoston Corp................     214,227
     3,954  First Chicago Corp.............     345,728
    12,927  First Union Corp...............     715,025
     3,688  Fleet Financial Group, Inc.....     302,416
     3,288  Mellon Bank Corp...............     221,735
     4,497  National City Corp.............     304,672
     1,374  Providian Financial Corp.......      87,420
       805  Republic of New York Corp......     103,392
     1,050  Wells Fargo & Co...............     379,575
                                             ----------
                                              3,466,006
                                             ----------
            BANKS - REGIONAL - 2.12%
     9,270  Banc One Corp..................     511,009
     2,530  Comerica Inc...................     166,348
     3,557  Fifth Third Bancorp............     175,182
     3,200  Huntington Bancshares, Inc.....     104,800
     5,880  KeyCorp........................     223,073
     2,000  Mercantile Bancorporation Inc..     102,250
    12,591  NationsBank Corp...............     953,768
     2,000  Northern Trust Corp............     141,063
    10,736  Norwest Corp...................     417,362
     3,973  PNC Bank Corp..................     229,441
     2,200  State Street Corp..............     151,663
     2,800  Summit Bancorporation..........     140,350
     2,685  SunTrust Banks, Inc............     212,115
     3,900  Synovus Financial Corp.........      87,506
    10,221  U.S. Bancorp...................     399,896
     2,852  Wachovia Corp..................     228,337
                                             ----------
                                              4,244,163
                                             ----------
            BEVERAGE - BREWERS/
            DISTRIBUTORS - 0.29%
       378  Adolph Coors Class B...........      14,175
     6,996  Anheuser-Busch Companies, Inc..     321,379
       933  Brown-Forman Corp Class B......      53,764
     4,325  Seagram Co. Ltd................     190,030
                                             ----------
                                                579,348
                                             ----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
---------                                    ----------
            BEVERAGE - SOFT DRINKS - 1.74%
    33,599  Coca-Cola Co................... $ 2,633,322
    20,761  PepsiCo, Inc...................     847,308
                                            -----------
                                              3,480,630
                                            -----------
            BROADCASTING - 0.91%
    10,102  CBS Corp.......................     320,739
     2,100* Clear Channel Communications,
              Inc. ........................     201,338
     4,984  Comcast Corp. Class A Special..     170,858
     6,767* Tele-Comm Liberty Media Group
            Class A........................     232,193
     6,565  U S West Communications Group..     333,174
     7,763  U S West Media Group...........     287,715
     4,950* Viacom, Inc Class B............     272,250
                                            -----------
                                              1,818,267
                                            -----------
            BUILDING MATERIALS - 0.23%
       605  Armstrong World Industries,
              Inc. ........................      50,896
     2,392  Lowe's Companies, Inc..........     189,417
     2,567  Masco Corp.....................     144,394
     2,368  Sherwin-Williams Co............      78,735
                                            -----------
                                                463,442
                                            -----------
            CHEMICAL - MAJOR - 1.20%
     3,219  Dow Chemical Co................     311,841
    15,062  E.I. du Pont de Nemours and Co.   1,159,774
     1,753  Hercules, Inc..................      77,242
     8,208  Monsanto Co....................     454,518
     1,910  Morton International, Inc......      58,135
     2,135  PPG Industries, Inc............     155,587
       843  Rohm and Haas Co...............      92,625
     1,720  Union Carbide Corp.............      85,893
                                            -----------
                                              2,395,615
                                            -----------

            CHEMICAL - MISCELLANEOUS - 0.30%
     1,461  Air Products and Chemicals,
              Inc..........................     127,107
     1,088  Eastman Chemical Co............      72,896
     1,106  Ecolab Inc.....................      34,148
       600* FMC Corp.......................      45,863
     1,431  Great Lakes Chemical Corp......      57,240
       573  Millipore Corp.................      19,124
     1,204  Nalco Chemical Co..............      45,150
       358* Octel Corp.....................       7,803
     2,486  Praxair, Inc...................     122,591
     1,336  Sigma Aldrich Corp.............      48,764
     1,087  W.R. Grace & Co................      20,177
                                            -----------
                                                600,863
                                            -----------

================================================================================
              ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  57
================================================================================

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            CONGLOMERATES - 0.60%
     7,960  Allied Signal Inc.............. $   340,290
     1,600  ITT Industries, Inc............      59,000
     1,481  Loews Corp.....................     134,401
     1,851  Tenneco Inc....................      77,048
     2,156  Textron Inc....................     159,948
     7,758  Tyco International Ltd.........     429,599
                                            -----------
                                              1,200,286
                                            -----------
            CONSUMER FINANCE - 0.15%
       666  Beneficial Corp................      89,244
     6,941  MBNA Corp......................     219,943
                                            -----------
                                                309,187
                                            -----------
            CONTAINERS - METAL/GLASS - 0.15%
     2,892  Corning Inc....................     114,053
     1,693  Crown Cork & Seal Co., Inc.....      87,825
     2,400* Owens-Illinois, Inc............     107,850
                                            -----------
                                                309,728
                                            -----------
            CONTAINERS - PAPER - 0.05%
     1,000  Bemis Co., Inc.................      42,188
     1,082* Sealed Air Corp................      57,887
                                            -----------
                                                100,075
                                            -----------
            COSMETICS/TOILETRIES - 0.55%
       799  Alberto-Culver Co. Class B.....      23,770
     1,457  Avon Products, Inc.............     119,201
     7,746  Gillette Co....................     907,250
     1,071  International Flavors &
            Fragrances, Inc................      51,408
                                            -----------
                                              1,101,629
                                            -----------
            DRUGS - 4.59%
       475  Allergan, Inc..................      19,950
       814* ALZA Corp......................      39,377
    17,956  American Home Products Corp....     867,499
     3,326* Amgen Inc......................     201,223
       592  Bausch & Lomb Inc..............      29,489
    13,614  Bristol Myers Squibb Co........   1,463,505
    14,760  Eli Lilly and Co...............     906,818
    16,537  Merck & Co., Inc...............   1,935,863
     6,911* Pharmacia & Upjohn, Inc........     305,380
    17,542  Pfizer, Inc....................   1,838,620
    10,254  Schering-Plough Corp...........     858,132
    11,154  Warner-Lambert Co..............     711,765
                                            -----------
                                              9,177,621
                                            -----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            ELECTRICAL EQUIPMENT - 2.21%
     3,337  AMP Inc........................ $   126,806
     2,284* Cabletron Systems, Inc.........      29,407
     5,988  Emerson Electric Co............     363,771
    44,802  General Electric Co............   3,735,367
       710  National Service Industries,
            Inc............................      36,210
     1,496  Raychem Corp...................      56,287
       850  Thomas & Betts Corp............      45,421
       348  W. W. Grainger Inc.............      36,736
                                            -----------
                                              4,430,005
                                            -----------

            ELECTRONIC INSTRUMENTS - 0.08%
       591  General Signal Corp............      24,305
       706* Perkin-Elmer Corp..............      48,360
       650  Tektronix, Inc.................      24,863
     1,876* Thermo Electron Corp...........      65,895
                                            -----------
                                                163,423
                                            -----------
            ENTERTAINMENT - 0.96%
       939* Harrah's Entertainment, Inc....      23,475
     1,766  Hasbro, Inc....................      67,550
     1,936* King World Productions, Inc....      49,368
     4,261  Mattel, Inc....................     161,385
     7,863  Time Warner Inc................     611,840
     8,904  Walt Disney Co.................   1,007,265
                                            -----------
                                              1,920,883
                                            -----------
            FINANCE COMPANIES - 0.41%
     5,139  Associates First Capital Corp..     384,460
     1,256  Green Tree Financial Corp......      50,476
     1,778  Household International, Inc...     240,586
     2,700  SunAmerica, Inc................     131,288
                                            -----------
                                                806,810
                                            -----------
            FOODS - 1.29%
     8,318  Archer Daniels Midland Co......     157,002
     4,438  BestFoods......................     250,470
     6,150  Campbell Soup Co...............     335,175
     6,682  ConAgra, Inc...................     195,449
     2,334  General Mills, Inc.............     159,296
     5,234  H J Heinz Co...................     277,729
     1,744  Hershey Foods Corp.............     120,772
     5,832  Kellogg Co.....................     240,935
     2,716  Pioneer Hi - Bred International
            Inc............................     103,378
     2,119  Quaker Oats Co.................     122,240
     1,100  Ralston Purina Co..............     122,443

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            FOODS - Continued
     6,496  Sara Lee Corp.................. $   382,451
     1,176  Wm. Wrigley Jr. Co.............     113,190
                                            -----------
                                              2,580,530
                                            -----------
            FINANCIAL SERVICES - 0.39%
     6,221  American Express Co............     638,430
     1,600  Countrywide Credit Industries,
            Inc............................      74,000
     1,459  H & R Block Inc................      64,196
                                            -----------
                                                776,626
                                            -----------
            FOOTWEAR - 0.10%
     3,731  NIKE, Inc. Class  B............     171,626
       995* Reebok International Ltd.......      28,606
                                            -----------
                                                200,232
                                            -----------
            FREIGHT - 0.08%
     1,954* FDX Corp.......................     125,300
     1,263  Ryder System, Inc..............      43,021
                                            -----------
                                                168,321
                                            -----------
            GOLD MINING - 0.09%
     5,183  Barrick Gold Corp..............      99,773
     1,600  Battle Mountain Gold Co........       8,500
     1,971  Homestake Mining Co............      21,435
     3,779  Placer Dome Inc................      47,001
                                            -----------
                                                176,709
                                            -----------
            GOVERNMENT SPONSORED - 0.66%
     9,580  Federal Home Loan Mortgage.....     435,890
    14,825  Federal National Mortgage
            Association....................     887,647
                                            -----------
                                              1,323,537
                                            -----------
            FUNERAL SERVICES - 0.07%
     3,445  Service Corp. International....     140,814
                                            -----------
            HARDWARE & TOOLS - 0.10%
     1,684  Black & Decker Corp............      98,304
       984  Snap-on Inc....................      43,173
     1,188  Stanley Works..................      56,430
                                            -----------
                                                197,907
                                            -----------
            HEALTHCARE - 0.23%
     1,300  Cardinal Health, Inc...........     115,862
     4,668  HealthSouth Corp...............     132,455
     2,069* Humana Inc.....................      64,268
     2,405  United HealthCare Corp.........     153,920
                                            -----------
                                                466,505
                                            -----------

================================================================================
       ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
58                                                                  May 31, 1998
================================================================================

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            HEAVY DUTY TRUCKS/PARTS - 0.17%
       506  Cummins Engine Co., Inc........ $    26,312
     1,824  Dana Corp......................      95,076
     1,078  Eaton Corp.....................      96,818
     1,827* Navistar International Corp....      55,153
     1,388  PACCAR Inc.....................      76,643
                                            -----------
                                                350,002
                                            -----------
            HOME BUILDERS - 0.03%
     1,032  Centex Corp....................      36,894
       895  Kaufman & Broad Home Corp......      22,990
                                            -----------
                                                 59,884
                                            -----------
            HOSPITAL MANAGEMENT - 0.25%
     8,136  Columbia/HCA Healthcare Corp...     265,946
     1,322  Manor Care, Inc................      41,725
       600  Shared Medical Systems Corp....      43,650
     4,281* Tenet Healthcare Corp..........     149,835
                                            -----------
                                                501,156
                                            -----------
            HOSPITAL SUPPLIES - 1.56%
    10,424  Abbott Laboratories............     773,330
       819  Bard (C. R.), Inc..............      28,408
     4,110  Baxter International Inc.......     235,040
     1,597  Becton, Dickinson and Co.......     112,988
     1,500  Biomet, Inc....................      43,313
     2,473* Boston Scientific Corp.........     157,654
    18,448  Johnson & Johnson..............   1,274,065
     1,522  Mallinckrodt, Inc..............      46,897
     6,732  Medtronic, Inc.................     374,468
       647* St. Jude Medical, Inc..........      23,130
     1,422  United States Surgical Corp....      56,525
                                            -----------
                                              3,125,818
                                            -----------
            HOUSEHOLD PRODUCTS - 1.69%%
     1,548  Clorox Co......................     129,258
     4,116  Colgate-Palmolive Co...........     358,092
     5,543  Minnesota Mining &
            Manufacturing Co...............     513,420
     1,910  Newell Co......................      92,158
    18,438  Procter & Gamble Co............   1,547,640
     2,190  Rubbermaid, Inc................      71,449
       412  Tupperware Corp................      11,124
     8,332  Unilever N V - ADR.............     657,707
                                            -----------
                                              3,380,848
                                            -----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            INFORMATION PROCESSING - 5.80%
       700  Adobe Systems Inc.............. $    27,956
     1,828* Apple Computer, Inc............      48,671
       435  Autodesk, Inc..................      18,488
     3,929  Automatic Data
             Processing, Inc...............     249,983
     3,482* Bay Networks, Inc..............      96,408
    11,296* Cendant Corp...................     244,982
       632* Ceridian Corp..................      34,128
    13,983* Cisco Systems, Inc.............   1,057,464
     2,401  Cognizant Corp.................     127,853
    20,579  Compaq Computer Corp...........     562,050
     7,333  Computer Associates
            International, Inc.............     384,983
     2,270  Computer Sciences Corp.........     117,898
     1,214* Data General Corp..............      18,514
     8,728* Dell Computer Corp.............     719,242
     2,310  Digital Equipment Corp.........     126,761
     6,622* E M C Corp.....................     274,399
     4,898  First Data Corp................     162,859
     1,700* Gateway 2000, Inc..............      76,606
     1,547* General Instrument Corp........      36,838
     3,000  HBO & Co.......................     173,156
    13,865  Hewlett Packard Co.............     861,363
     1,565  Honeywell Inc..................     131,362
    13,274  International Business
             Machines......................   1,558,036
    33,214* Microsoft Corp.................   2,816,962
     4,684* Novell, Inc ...................      49,182
    13,220* Oracle Corp....................     312,323
     3,256* Parametric Technology Corp.....      99,817
     4,306  Pitney Bowes Inc...............     202,382
     3,318* Seagate Technology.............      76,729
     3,599* Silicon Graphics, Inc..........      43,188
     5,478* Sun Microsystems, Inc..........     219,462
     5,144* 3Com Corp......................     130,529
     2,900* Unisys Corp....................      71,050
     4,583  Xerox Corp.....................     470,902
                                            -----------
                                             11,602,526
                                            -----------
            INSURANCE - CASUALTY - 0.29%
     2,484  Chubb Corp.....................     197,633
       900  Progressive Corp...............     124,088
     2,353  SAFECO Corp....................     109,415
     3,568  St. Paul Companies, Inc........     158,330
                                            -----------
                                                589,466
                                            -----------


 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            INSURANCE - LIFE - 0.36%
     2,197  Aetna Inc...................... $   171,778
     2,798  Conseco Inc....................     130,457
     1,596  Jefferson-Pilot Corp...........      91,370
     1,340  Lincoln National Corp..........     120,433
     2,370  Torchmark Corp.................     101,614
       887  Transamerica Corp..............     102,005
                                            -----------
                                                717,657
                                            -----------
            INSURANCE - MISCELLANEOUS - 0.28%
     1,097  General Re Corp................     241,203
     1,244  MBIA, Inc......................      92,756
     1,806  MGIC Investment Corp...........     108,247
     2,214  UNUM Corp......................     123,015
                                            -----------
                                                565,221
                                            -----------
            INSURANCE - MULTILINE - 1.75%
     5,746  Allstate Corp..................     540,842
     9,590  American International Group,
            Inc............................   1,187,362
     2,552  Aon Corp.......................     163,488
     2,829  CIGNA Corp.....................     193,787
     2,100  Cincinnati Financial Corp......      88,200
     1,503  Hartford Financial Services
            Group..........................     165,424
     2,284  Marsh & McLennan
             Companies Inc.................     199,992
    15,662  Travelers Group, Inc...........     955,382
                                            -----------
                                              3,494,477
                                            -----------
            LEISURE TIME - 0.06%
     1,543  Brunswick Corp.................      48,508
     3,200* Mirage Resorts, Inc............      66,600
                                            -----------
                                                115,108
                                            -----------
            LODGING - 0.10%
     3,010  Hilton Hotels Corp.............      94,627
     3,288  Marriott Services Inc..........     114,258
                                            -----------
                                                208,885
                                            -----------
            MACHINERY - AGRICULTURE - 0.13%
     1,311  Case Corp......................      75,874
     3,670  Deere & Co.....................     190,381
                                            -----------
                                                266,255
                                            -----------

================================================================================
           ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
May 31 1998                                                                  59
================================================================================

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.18%
     4,640  Caterpillar Inc................ $   254,910
     1,303  Fluor Corp.....................      62,137
       626  Foster Wheeler Corp............      15,885
       979  Harnischfeger Industries Inc...      30,838
                                            -----------
                                                363,770
                                            -----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.34%
     1,307  Cooper Industries, Inc.........      84,138
     2,820  Dover Corp.....................     105,750
     2,960  Illinois Tool Works Inc........     195,360
     2,434  Ingersoll-Rand Co..............     109,682
     1,087  Johnson Controls, Inc..........      64,677
     1,795  Pall Corp......................      35,563
     2,104  Parker Hannifin Corp...........      86,396
                                            -----------
                                                681,566
                                            -----------
            MACHINE TOOLS - 0.01%
       844  Cincinnati Milacron, Inc.......      25,267
                                            -----------
            MEDICAL TECHNOLOGY - 0.08%
     2,406  Guidant Corp...................     155,037
                                            -----------
            MERCHANDISING -
            DEPARTMENT - 0.36%
     5,952  Dayton Hudson Corp.............     276,024
     1,630  Dillards, Inc. Class A.........      68,562
     2,816* Federated Department Stores,
            Inc ...........................     145,904
     3,057  May Department Stores Co.......     196,603
       358  Mercantile Stores Co., Inc.....      28,148
                                            -----------
                                                715,241
                                            -----------
            MERCHANDISING - FOOD - 0.33%
     3,303  Albertsons, Inc................     152,970
     3,442  American Stores Co.............      85,835
       570  Giant Food Inc. Class A........      24,510
       300  Great Atlantic & Pacific Tea
            Co., Inc.......................       9,600
     3,642* Kroger Co......................     156,378
       996  Supervalu Inc..................      41,708
     4,514  SYSCO Corp.....................     105,233
     2,279  Winn-Dixie Stores, Inc.........      92,726
                                            -----------
                                                668,960
                                            -----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            MERCHANDISING - MASS - 1.22%
     3,548  J.C. Penney Co., Inc........... $   254,791
     6,176* Kmart Corp.....................     119,660
     5,296  Sears Roebuck and Co...........     327,359
    30,774  Wal-Mart Stores, Inc...........   1,698,340
     2,461  Woolworth Corp.................      48,605
                                            -----------
                                              2,448,755
                                            -----------
            MERCHANDISE - DRUG - 0.30%
     2,789  CVS Corp.......................     195,753
       597  Longs Drug Stores Corp.........      18,097
     3,762  Rite Aid Corp..................     134,726
     6,904  Walgreen Co....................     242,935
                                            -----------
                                                591,511
                                            -----------
            MERCHANDISE - SPECIALTY - 1.01%
     1,089  American Greetings Corp.
            Class A........................      51,727
     1,351  Circuit City Stores, Inc.......      57,248
     1,700* Consolidated Stores Corp.......      64,918
     2,966* CostCo Companies, Inc..........     171,657
     3,357  Fortune Brands,  Inc...........     129,035
     5,147  Gap, Inc.......................     277,938
     9,956  Home Depot, Inc................     782,168
     1,906  Ikon Office Solutions Inc......      40,383
       491  Jostens, Inc...................      12,398
     2,944  Limited, Inc...................      97,888
     1,033  Nordstrom, Inc.................      74,441
     1,978  TJX Companies, Inc.............      92,472
     1,382  Tandy Corp.....................      61,154
     3,833* Toys "R" Us, Inc...............     101,575
                                            -----------
                                              2,015,002
                                            -----------
            METALS - MISCELLANEOUS - 0.06%
     1,666  Cyprus Amax Minerals Co........      26,448
       774  Engelhard Corp.................      16,109
     2,553  Freeport-McMoran Copper & Gold
             Inc. Class B..................      42,763
     2,507  Inco Limited...................      36,038
                                            -----------
                                                121,358
                                            -----------
            METALS - ALUMINUM - 0.15%
     2,843  Alcan Aluminum Ltd.............      81,025
     2,290  Aluminum Co. of America........     158,869
       942  Reynolds Metals Co.............      54,636
                                            -----------
                                                294,530
                                            -----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            METALS - COPPER - 0.06%
     1,000  ASARCO Inc..................... $    22,688
     2,373  Newmont Mining Corp............      59,177
       559  Phelps Dodge Corp..............      34,098
                                            -----------
                                                115,963
                                            -----------
            METALS - STEEL - 0.11%
     2,679  Allegheny Teldyne Inc..........      62,286
     1,895* Bethlehem Steel Corp...........      23,213
       300  Inland Steel Industries, Inc...       8,588
       967  Nucor Corp.....................      49,801
     1,415  USX-US Steel Group, Inc........      50,763
     1,500  Worthington Industries, Inc....      26,438
                                            -----------
                                                221,089
                                            -----------
            MISCELLANEOUS - 0.10%
     2,100  BB & T Corp....................     138,994
     1,500  Equifax Inc....................      54,562
                                            -----------
                                                193,556
                                            -----------
            MOBILE HOMES - 0.01%
       600  Fleetwood Enterprises, Inc.....      24,000
                                            -----------
            MULTIMEDIA - 0.02%
       902  Meredith Corp..................      35,855
                                            -----------
            NATURAL GAS-DIVERSIFIED - 0.07%
       881  Coastal Corp...................      62,111
       200  Eastern Enterprises............       8,025
     1,741  Sonat Inc......................      68,225
                                            -----------
                                                138,361
                                            -----------
            OIL - INTEGRATED DOMESTIC - 0.92%
       864  Amerada Hess Corp..............      46,710
    12,888  Amoco Corp.....................     538,880
     1,162  Ashland Oil, Inc...............      57,955
     4,508  Atlantic Richfield Co..........     355,569
     2,463  Burlington Resources,  Inc.....     103,754
       767  Kerr-McGee Corp................      48,513
     4,307  Occidental Petroleum Corp......     118,980
     1,373* Oryx Energy Co.................      32,008
       832  Pennzoil Co....................      48,100
     3,684  Phillips Petroleum Co..........     184,430
     1,104  Sun Co., Inc...................      46,920
     4,011  USX-Marathon Group.............     140,385
     3,360  Unocal Corp....................     119,700
                                            -----------
                                              1,841,904
                                            -----------

================================================================================
        ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
60                                                                  May 31, 1998
================================================================================

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            OIL - INTEGRATED
            INTERNATIONAL - 2.99%
     8,859  Chevron Corp................... $   707,613
    33,628  Exxon Corp.....................   2,370,774
    10,600  Mobil Corp.....................     826,800
    29,492  Royal Dutch Pete Co. - ADR.....   1,653,395
     7,474  Texaco Inc.....................     431,623
                                            -----------
                                              5,990,205
                                            -----------
            OIL - SERVICES - 0.51%
     2,860  Baker Hughes Inc...............     102,960
     2,177  Dresser Industries, Inc........     101,367
     3,714  Halliburton Co.................     175,951
       881  McDermott International, Inc...      33,643
     1,229* Rowan Companies, Inc...........      31,416
     6,602  Schlumberger Ltd...............     515,369
       658* Western Atlas Inc..............      56,958
                                            -----------
                                              1,017,664
                                            -----------
            OIL/GAS PRODUCERS - 0.09%
       700  Anadarko Petroleum Corp........      46,200
     1,400  Apache Corp....................      47,863
     1,400  Helmerich & Payne, Inc.........      35,350
     2,711  Union Pacific Resources Group
             Inc...........................      54,897
                                            -----------
                                                184,310
                                            -----------
            PAPER/FOREST PRODUCTS - 0.69%
     1,863  Avery Dennison Corp............      96,527
       766  Boise Cascade Corp.............      25,565
     1,507  Champion International Corp....      72,336
     3,338  Fort James Corp................     159,598
       833  Georgia-Pacific Corp...........      53,468
     4,262  International Paper Co.........     196,052
     7,734  Kimberly-Clark Corp............     383,316
     2,342  Louisiana Pacific Corp.........      46,694
     1,568  Mead Corp......................      48,804
       215  Potlatch Corp..................       9,420
       272* Stone Container Corp...........       4,828
       944  Union Camp Corp................      51,625
     1,821  Westvaco Corp..................      51,899
     2,544  Weyerhaeuser Co................     129,267
     1,378  Willamette Industries, Inc.....      47,282
                                            -----------
                                              1,376,681
                                            -----------
            PHOTOGRAPHY - 0.18%
     4,334  Eastman Kodak Co...............     309,339
     1,146  Polaroid Corp..................      46,485
                                            -----------
                                                355,824
                                            -----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            POLLUTION CONTROL - 0.19%
     2,859  Browning - Ferris Industries,
             Inc........................... $   101,672
     6,500* Laidlaw Inc....................      80,438
     5,931  Waste Management, Inc..........     192,758
                                            -----------
                                                374,868
                                            -----------
            PUBLISHING - NEWS - 0.35%
     1,527  Dow Jones & Co., Inc...........      73,487
     4,238  Gannett Co., Inc...............     279,443
       996  Knight-Ridder, Inc.............      56,834
     1,129  New York Times Co.  Class  A...      79,595
     1,267  Times Mirror Co................      81,088
     1,901  Tribune Co.....................     127,129
                                            -----------
                                                697,576
                                            -----------
            PUBLISHING/PRINTING - 0.16%
     1,986  Dun & Bradstreet Corp..........      67,028
       971  Harcourt General, Inc..........      52,920
     1,578  McGraw-Hill, Inc...............     123,380
     1,496  Moore Corp. Ltd................      21,691
     1,296  R R Donnelley and Son..........      58,320
                                            -----------
                                                323,339
                                            -----------
            RAILROAD - 0.33%
     2,033  Burlington Northern Santa Fe...     202,284
     2,976  CSX  Corp......................     141,732
     4,905  Norfolk Southern Corp..........     153,588
     3,346  Union Pacific Corp.............     161,862
                                            -----------
                                                659,466
                                            -----------
            RESTAURANTS - 0.37%
     2,057  Darden Restaurants, Inc........      31,755
     9,261  McDonald's Corp................     607,753
     2,276* Tricon Global Restaurants,
             Inc..........................       70,698
     1,600  Wendy's International, Inc.....      39,500
                                            -----------
                                                749,706
                                            -----------
            SAVINGS & LOAN - 0.21%
       325  Golden West Financial Corp.....      35,100
     1,785  H.F. Ahmanson & Co.............     136,106
     3,664  Washington Mutual, Inc.........     258,770
                                            -----------
                                                429,976
                                            -----------

 NUMBER                                         MARKET
OF SHARES                                       VALUE
----------                                  -----------
            SECURITIES RELATED - 0.72%
     3,800  Charles Schwab Corp............ $   125,400
     3,300  Franklin Resources, Inc........     161,288
     1,800  Lehman Brothers Holdings, Inc..     127,688
     4,530  Merrill Lynch & Co., Inc.......     405,435
     7,912  Morgan Stanley, Dean Witter,
             Discover and Co...............     617,630
                                            -----------
                                              1,437,441
                                            -----------
            SEMICONDUCTOR EQUIPMENT - 0.11%
     5,266* Applied Materials, Inc.........     168,512
     1,300* KLA-Tencor Corp................      44,038
                                            -----------
                                                212,550
                                            -----------
            SEMICONDUCTORS - 1.31%
     2,157* Advanced Micro Devices, Inc....      42,062
    22,202  Intel Corp.....................   1,586,055
     2,010* LSI Logic Corp.................      42,838
     3,044* Micron Technology, Inc.........      71,724
     8,290  Motorola, Inc..................     438,852
     2,337* National Semiconductor Corp....      37,976
     2,717  Rockwell International Corp....     149,435
     4,928  Texas Instruments Inc..........     253,176
                                            -----------
                                              2,622,118
                                            -----------
            TELECOMMUNICATIONS - 1.63%
     7,049* Airtouch Communications, Inc...     335,709
     2,784  ALLTEL Corp....................     109,794
       524* Andrew Corp....................      11,512
     2,047* DSC Communications Corp........      34,991
     2,378  Frontier Corp..................      72,380
     1,100  Harris Corp....................      53,006
    17,908  Lucent Technologies, Inc.......   1,270,349
     4,200* Nextel Communications, Inc.
             Class A.......................      98,963
     7,234  Northern Telecom Ltd...........     462,976
       381  Scientific-Atlanta, Inc........       8,406
     2,404* Tellabs, Inc...................     165,200
    13,868* WorldCom, Inc..................     630,993
                                            -----------
                                              3,254,279
                                            -----------
            TEXTILE - PRODUCTS - 0.06%
       683  Russell Corp...................      18,612
       300  Springs Industries, Inc.
             Class A.......................      16,838
     1,700  V F Corp.......................      90,418
                                            -----------
                                                125,868
                                            -----------

================================================================================
              ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
May 31 1998                                                                   61
================================================================================

 NUMBER                                           MARKET
OF SHARES                                         VALUE
----------                                     ------------
            TOBACCO - 0.64%
    32,729  Philip Morris Cos Inc..........    $  1,223,246
     2,427  UST Inc........................          64,619
                                               ------------
                                                  1,287,865
                                               ------------
            UTILITIES - COMMUNICATION - 3.24%
    22,454  AT & T Corp....................       1,366,887
    15,018  Ameritech Corp.................         637,326
    10,495  Bell Atlantic Corp.............         961,604
    13,427  BellSouth Corp.................         866,042
    13,087  GTE Corp.......................         763,136
     9,357  MCI Communications Corp........         500,308
    25,014  SBC Communications, Inc........         972,419
     5,720  Sprint Corp....................         410,410
                                               ------------
                                                  6,478,132
                                               ------------
            UTILITIES - ELECTRIC - 1.43%
     1,825  Ameren Corp....................          71,403
     2,949  American Electric Power, Inc...         133,811
     2,598  Baltimore Gas and Electric Co..          79,077
     1,506  Carolina Power & Light Co......          61,746
     2,692  Central & South West Corp......          71,170
     2,718  Cinergy Corp...................          87,825
     3,299  Consolidated Edison Co. of
            New York, Inc..................         141,238
     2,193  DTE Energy Co..................          86,761
     2,808  Dominion Resources, Inc........         111,443
     4,904  Duke Energy Corp...............         282,593
     5,717  Edison International...........         168,652
     3,027  Entergy Corp...................          79,648
     2,370  FPL Group, Inc.................         145,607
     3,126  FirstEnergy Corp...............          92,803
     2,354  GPU Inc........................          90,629
     3,889  Houston Industries, Inc........         111,323
     1,200* Niagara Mohawk Power Corp......          14,850
     1,134  Northern States Power Co.......          64,496
     1,677  Peco Energy Co.................          47,375
     5,335  P G & E Corp...................         168,053
     1,700  P P & L Resources Inc..........          37,613
     4,945  PacifiCorp.....................         114,044
     3,081  Public Service Enterprise Group         101,866
    10,308  Southern Co....................         273,805
     3,494  Texas Utilities Co.............         138,012
     2,300  Unicom Corp....................          79,060
                                               ------------
                                                  2,854,903
                                               ------------
            UTILITIES - GAS, DISTRIBUTION - 0.02%
       790  NICOR Inc......................          30,514
                                               ------------


 NUMBER                                           MARKET
OF SHARES                                         VALUE
----------                                     ------------
            UTILITIES - GAS, PIPELINE - 0.31%
       887  Columbia Energy Group..........    $     74,841
     1,295  Consolidated Natural Gas Co....          73,248
     3,947  Enron Corp.....................         197,843
       400  ONEOK Inc......................          15,625
     1,220  Pacific Enterprises............          46,436
       725  Peoples Energy Corp............          26,735
     5,926  Williams Companies, Inc........         192,225
                                               ------------
                                                    626,953
                                               ------------
            TOTAL COMMON STOCKS
            (Cost $73,829,020).............     116,780,010
                                               ------------
    PAR
   VALUE
-----------

            CORPORATE BONDS - 18.40%

            AUTO - CARS - 1.07%
$2,000,000  Ford Motor Co.,
             7.25% due 10/01/08............       2,141,080
                                               ------------
            BANKS - OTHER - 2.50%
 1,000,000  BankAmerica Corp.,
             6.63% due 05/30/01............       1,015,680
 3,000,000  Malayan Banking  Berhad-NY,
             7.13% due 09/15/05............       2,518,410
 1,500,000  Santander Finance Issuance,
             6.38% due 02/15/15............       1,463,745
                                               ------------
                                                  4,997,835
                                               ------------
            BANKS - REGIONAL - 1.12%
 2,000,000  NationsBank Corp.,
             7.75% due 08/15/15............       2,232,740
                                               ------------
            FINANCE COMPANIES - 4.36%
 3,000,000  AT&T Capital  Corp.,
             6.80% due 02/01/01............       3,060,540
 1,500,000  Finova Capital Corp.,
             9.13% due 02/27/02............       1,641,675
 1,000,000  Ford Motor Credit Co.,
             6.25% due 11/08/00............       1,005,960
 3,000,000  International Lease Finance
            Corp., 6.45% due 09/11/00......       3,028,410
                                               ------------
                                                  8,736,585
                                               ------------

   PAR                                           MARKET
  VALUE                                          VALUE
----------                                     ------------
            HOSPITAL MANAGEMENT - 0.77%
$1,650,000  Columbia/HCA Healthcare Corp.,
             7.19% due 11/15/15............    $  1,539,203
                                               ------------
            INSURANCE - CASUALTY - 1.10%
 2,000,000  Orion Cap Trust,
             8.73% due 01/01/37............       2,197,680
                                               ------------
            MERCHANDISING - MASS - 0.51%
 1,000,000  Sears Roebuck and Co.,
             7.35% due 03/23/00............       1,024,350
                                               ------------
            MERCHANDISE - SPECIALTY - 2.33%
            Goodrich (B.F.),
 2,000,000   7.10% due 11/15/27............       2,089,160
            Tandy Corp.,
 2,500,000   6.95% due 09/01/07............       2,566,700
                                               ------------
                                                  4,655,860
                                               ------------
            OIL - INTEGRATED DOMESTIC - 1.05%
 2,000,000  Union Oil Co. California,
             7.20% due 05/15/05............       2,099,900
                                               ------------
            SECURITIES RELATED - 1.05%
 1,000,000  Bear Stearns Co. Inc.:
             9.38% due 06/01/01............       1,086,960
             6.75% due 05/01/01............       1,016,390
                                               ------------
                                                  2,103,350
                                               ------------
            TELECOMMUNICATIONS - 1.81%
 1,500,000  Tele-Communications Inc.,
             7.25% due 08/01/05............       1,563,540
 2,000,000  360 Communications Co.,
             7.13% due 03/01/03............       2,069,580
                                               ------------
                                                  3,633,120
                                               ------------
            UTILITIES - ELECTRIC - 0.73%
            Texas Utilities Electric,
 1,444,575   6.62% due 07/01/01............       1,464,888
                                               ------------
            TOTAL CORPORATE BONDS
            (Cost $36,476,391).............      36,826,591
                                               ------------

================================================================================
        ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
62                                                                  May 31, 1998
================================================================================

   PAR                                         MARKET
  VALUE                                        VALUE
----------                                  -----------
            UNITED STATES GOVERNMENT -
            LONG TERM - 14.13%

            GOVERNMENT SPONSORED - 3.18%
            Federal Home Loan Mortgage Corp
             (pools/REMICS):
$  166,641   7.50% due 09/01/25............ $   171,275
   364,499   7.50% due 09/01/25............     374,635
   309,452   7.50% due 09/01/25............     318,057
   468,190   7.50% due 09/01/25............     481,211
            Federal National Mortgage
             Association:
 2,000,000   7.00% due 05/10/01............   2,000,620
 3,000,000   6.90% due 10/09/01............   3,010,770
                                            -----------
                                              6,356,568
                                            -----------
            UNITED STATES BONDS &
            NOTES - 10.95%
            United States Treasury Bonds:
 1,500,000   8.13% due 08/15/19............   1,898,430
 2,000,000   7.25% due 05/15/16............   2,302,500
 4,000,000   7.25% due 08/15/22............   4,684,360
            United States Treasury Notes:
 1,000,000   8.00% due 08/15/99............   1,028,120
 4,000,000   6.50% due 08/15/05............   4,198,760
 2,200,000   6.38% due 04/30/99............   2,216,500
 2,000,000   6.25% due 02/28/02............   2,041,880
 1,500,000   6.25% due 02/15/03............   1,539,375
 1,000,000   5.75% due 08/15/03............   1,007,190
 1,000,000   5.50% due 04/15/00............     999,220
                                            -----------
                                             21,916,335
                                            -----------
            TOTAL UNITED STATES GOVERNMENT -
            LONG TERM
            (Cost $27,395,726).............  28,272,903
                                            -----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 8.38%

            CONSUMER FINANCE - 4.27%
 2,533,000  Beneficial Corp.,
             5.52% due 06/03/98............   2,532,180
            Sears Roebuck Acceptance Corp.:
   665,000   5.55% due 06/05/98............     664,544
 5,353,000   5.50% due 06/01/98............   5,353,000
                                            -----------
                                              8,549,724
                                            -----------

   PAR                                         MARKET
  VALUE                                        VALUE
----------                                  ------------
            FINANCE COMPANIES - 1.43%
$1,032,000  Ford Motor Credit Co.,
             5.50% due 06/05/98............  $ 1,031,320
 1,822,000  General Motors Acceptance
             Corp.,
             5.50% due 06/04/98............    1,821,099
                                            ------------
                                               2,852,419
                                            ------------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.19%
   389,000  Cooper Industries, Inc.,
             5.67% due 06/01/98............      389,000
                                            ------------
            SECURITIES RELATED - 1.24%
            Merrill Lynch & Co.:
 1,202,000   5.58% due 06/10/98............    1,200,170
 1,290,000   5.52% due 06/02/98............    1,289,792
                                            ------------
                                               2,489,962
                                            ------------
            UTILITIES - COMMUNICATION - 1.25%
            GTE Corp.,
 2,500,000   5.61% due 06/08/98............    2,496,969
                                            ------------
            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $16,778,074).............   16,778,074
                                            ------------
            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.18%

            UNITED STATES TREASURY BILLS - 0.18%
   250,000  4.94% due 06/04/98.............      249,894
   100,000  4.75% due 06/04/98.............       99,959
                                            ------------
                                                 349,853
                                            ------------
            TOTAL UNITED STATES GOVERNMENT -
            SHORT TERM
            (Cost $349,853)................      349,853
                                            ------------
            TOTAL INVESTMENTS
            (Cost $154,829,064) - 99.45%...  199,007,431
            Other assets and liabilities,
             net - 0.55%...................    1,091,381
                                            ------------
            NET ASSETS (equivalent
             to $14.02 per share on
             14,269,480 shares
             outstanding) - 100%........... $200,098,812
                                            ============

                                             UNREALIZED
 CONTACTS                                   DEPRECIATION
 --------                                   ------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 5/31/98)
   20(2)    S&P 500 Index Futures
             (June/$1,090.80).............. $   (68,925)
                                            ===========
            (1) U.S.Treasury Bills with a market value of
                approximately $350,000 were maintained in
                a segregated account with a portion placed
                as collateral for futures contracts.
            (2) Per 250

=======================================================
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  14,269,480 shares outstanding........... $    142,695
Additional paid in capital................  143,094,934
Undistributed net realized gain on
  securities..............................   12,699,945
Undistributed net investment income.......       51,796
Unrealized appreciation (depreciation) of:
  Investments...........  $44,178,367
  Futures ..............      (68,925)       44,109,442
                          -----------      ------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING............................. $200,098,812
                                           ============

================================================================================
                  ASSET ALLOCATION FUND - FINANCIAL STATEMENTS                63
================================================================================

STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Dividends.......................................................  $  1,794,610
Interest........................................................     4,912,556
                                                                  ------------
  Total investment income.......................................     6,707,166
                                                                  ------------
EXPENSES:
Advisory fees...................................................       943,269
Custodian and accounting services...............................        44,310
Reports to shareholders.........................................        14,240
Audit fees and tax services.....................................         4,390
Directors' fees and expenses....................................         3,849
Miscellaneous...................................................        12,429
                                                                  ------------
  Total expenses................................................     1,022,487
                                                                  ------------
NET INVESTMENT INCOME...........................................     5,684,679
                                                                  ------------

REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on:
  Investments.....................................  $11,723,542
  Futures contracts...............................    1,548,855     13,272,397
                                                   ------------   ------------
Net unrealized appreciation (depreciation) during
  the year:
  Investments.....................................   18,457,664
                                                   ------------
  Futures contracts...............................     (171,525)    18,286,139
                                                   ------------   ------------
   Net realized and unrealized gain during the year.............    31,558,536
                                                                  ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................  $ 37,243,215
                                                                  ------------


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                       1998           1997
                                                   ------------    ------------
OPERATIONS:
Net investment income.............................  $ 5,684,679     $ 5,846,609
Net realized gain on securities...................   13,272,397      10,528,549
Net unrealized appreciation of securities during
  the year........................................   18,286,139       9,840,402
                                                   ------------    ------------
  Increase in net assets resulting from operations   37,243,215      26,215,560
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................   (5,673,369)     (5,861,358)
Net realized gain on securities...................  (10,552,054)    (19,664,171)
                                                   ------------    ------------
  Decrease in net assets resulting from
    distributions to shareholders.................  (16,225,423)    (25,525,529)
                                                   ------------    ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold..................    6,643,565       3,274,322
Proceeds from capital stock issued for
  distributions reinvested........................   16,225,423      25,525,529
                                                   ------------    ------------
                                                     22,868,988      28,799,851
Cost of capital stock repurchased.................  (21,134,651)    (42,167,070)
                                                   ------------    ------------
  Increase (decrease) in net assets resulting from
    capital stock transactions....................    1,734,337     (13,367,219)
                                                   ------------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........   22,752,129     (12,677,188)

NET ASSETS:
Beginning of year.................................  177,346,683     190,023,871
                                                   ------------    ------------
End of year (including undistributed net
  investment income of $51,796 and $ 40,486)...... $200,098,812    $177,346,683
                                                   ============    ============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold......................      488,059         264,558
Shares issued for distributions reinvested........    1,231,303       2,146,236
Shares of capital stock repurchased ..............   (1,556,774)     (3,446,167)
                                                   ------------    ------------
  Increase (decrease) in shares outstanding.......      162,588      (1,035,373)
Shares outstanding:
  Beginning of year...............................   14,106,892      15,142,265
                                                   ------------    ------------
  End of year.....................................   14,269,480      14,106,892
                                                   ============    ============


================================================================================
               CAPITAL CONSERVATION FUND - STATEMENT OF NET ASSETS
64                                                                  May 31, 1998
================================================================================

   PAR                                        MARKET
  VALUE                                        VALUE
----------                                  -----------
            CORPORATE BONDS - 84.06%

            AIRLINES - 6.54%
$1,500,000  Delta Air Lines, Inc.,
              9.75% due 05/15/21........... $ 1,935,060
 2,000,000  Southwest Airlines Co.,
              8.75% due 10/15/03...........   2,226,020
                                            -----------
                                              4,161,080
                                            -----------
            AUTO - CARS - 2.32%
 1,500,000  Hertz Corp.,
              6.00% due 01/15/03...........   1,478,400
                                            -----------
            BANKS - OTHER - 5.65%
 1,000,000  BankAmerica Corp.,
              7.25% due 04/15/06...........   1,054,380
 1,500,000  Santander Finance Issuance,
              7.25% due 11/01/15...........   1,559,370
 1,000,000  Toronto Dominion Bank,
              6.13% due 11/01/08...........     982,350
                                            -----------
                                              3,596,100
                                            -----------
            BANKS - REGIONAL - 6.81%
 1,500,000  Bank Boston Capital Trust I,
              8.25% due 12/15/26...........   1,630,395
 1,500,000  Barnett Capital Trust I,
              8.06% due 12/01/26...........   1,644,330
 1,000,000  SouthTrust Corp.,
              7.63% due 05/01/04...........   1,063,040
                                            -----------
                                              4,337,765
                                            -----------
            BUILDING MATERIALS - 3.22%
 2,000,000  CSR America, Inc.,
              6.88% due 07/21/05...........   2,046,800
                                            -----------
            FINANCE COMPANIES - 9.15%
 2,000,000  Capital One Bank,
              8.13% due 03/01/00...........   2,063,200
 1,000,000  C.I.T. Group Holdings, Inc.,
              8.38% due 11/01/01...........   1,070,000
 2,000,000  Finova Capital Corp.,
              9.13% due 02/27/02...........   2,188,900
   500,000  Ford Motor Credit Co.,
              6.38% due 11/05/08...........     500,965
                                            -----------
                                              5,823,065
                                            -----------

   PAR                                        MARKET
  VALUE                                        VALUE
----------                                  -----------
            HEALTHCARE - 2.22%
$1,500,000  Columbia Healthcare Corp.,
              7.50% due 12/15/23........... $ 1,410,315
                                            -----------
            MERCHANDISE - DRUG - 0.76%
   500,000  Imcera Group Inc.,
              6.00% due 10/15/03...........     485,620
                                            -----------
            MERCHANDISING -
            DEPARTMENT - 3.64%
 2,000,000  Associated Dry Goods
             Corp. Depentures,
              8.85% due 03/01/06...........   2,313,960
                                            -----------
            MERCHANDISING - MASS - 3.92%
 1,000,000  Sears Roebuck and Co.,
              6.25% due 01/15/04...........     998,760
 1,500,000  ShopKo Stores, Inc.,
              6.50% due 08/15/03...........   1,493,700
                                            -----------
                                              2,492,460
                                            -----------
            METALS - STEEL - 2.80%
 2,000,000  Pohang Iron & Steel Limited,
              7.50% due 08/01/02...........   1,782,200
                                            -----------
            PAPER/FOREST PRODUCTS - 3.87%
 2,000,000  Georgia-Pacific Corp.,
              9.50% due 12/01/11...........   2,464,640
                                            -----------
            PUBLISHING - NEWS - 3.49%
 2,000,000  News America Holdings,
              8.25% due 08/10/18...........   2,222,480
                                            -----------
            SECURITIES RELATED - 5.58%
            Lehman Brothers, Inc.,
 1,500,000    7.13% due 09/15/03...........   1,555,110
 2,000,000    6.13% due 02/01/01...........   1,997,180
                                            -----------
                                              3,552,290
                                            -----------
            TELECOMMUNICATIONS - 6.59%
 2,000,000  Airtouch Communications, Inc.,
              7.50% due 07/15/06...........   2,132,380
 2,000,000  360 Communications Co.,
              7.13% due 03/01/03...........   2,069,580
                                            -----------
                                              4,201,960
                                            -----------

   PAR                                                   MARKET
  VALUE                                                  VALUE
----------                                            -----------
            UTILITIES - COMMUNICATION - 6.46%
$2,500,000  Century Telephone Enterprises, Inc.,
              7.20% due 12/01/25..................... $ 2,641,350
 1,500,000  GTE South, Inc.,
              6.00% due 02/15/08.....................   1,474,095
                                                      -----------
                                                        4,115,445
                                                      -----------
            UTILITIES - ELECTRIC - 4.43%
 1,000,000  Georgia Power Co.,
              6.13% due 09/01/99.....................   1,001,680
 2,000,000  Tenaga Nasional Berhad,
              7.88% due 06/15/04.....................   1,817,100
                                                      -----------
                                                        2,818,780
                                                      -----------
            UTILITIES - GAS, PIPELINE - 6.61%
 2,000,000  Columbia Energy Group,
             7.62% due 11/28/25......................   2,083,900
 2,000,000  Enron Corp.,
              7.63% due 09/10/04.....................   2,122,020
                                                      -----------
                                                        4,205,920
                                                      -----------
            TOTAL CORPORATE BONDS
            (Cost $52,488,290).......................  53,509,280
                                                      -----------
            UNITED STATES GOVERNMENT
            LONG TERM - 12.58%

            FEDERAL AGENCIES - 0.44%
            Government National Mortgage
            Association:
    68,950    9.50% due 05/15/18.....................      74,784
     2,550    9.50% due 06/15/18.....................       2,766
     1,240    9.50% due 06/15/18.....................       1,345
   151,748    9.50% due 07/15/18.....................     164,587
    19,961    9.50% due 08/15/18.....................      21,650
    11,896    9.50% due 10/15/18.....................      12,902
                                                      -----------
                                                          278,034
                                                      -----------
            GOVERNMENT SPONSORED - 11.29%
            Federal Home Loan Mortgage Corp.:
   921,110    6.50% due 06/01/12.....................     928,304
 1,000,000    5.75% due 12/15/16.....................     997,500
 2,000,000  Federal National Mortgage Association,
              7.23% due 03/30/06.....................   2,015,940

================================================================================
          CAPITAL CONSERVATION FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  65
================================================================================

    PAR                                            MARKET
   VALUE                                           VALUE
----------                                      -----------
            GOVERNMENT SPONSORED - Continued
            Federal National Mortgage Association,
              (Pools/REMICS):
$  825,801    7.50% due 07/01/26..............  $   849,022
   792,792    7.00% due 05/01/11..............      809,140
   753,210    7.00% due 05/01/11..............      768,742
   803,910    7.00% due 06/01/11..............      820,487
                                                -----------
                                                  7,189,135
                                                -----------
            UNITED STATES NOTES - 0.85%
   500,000  United States Treasury Notes,
              6.88% due 05/15/06..............      537,890
                                                -----------
            TOTAL UNITED STATES GOVERNMENT -
            LONG TERM
            (Cost $7,801,256).................    8,005,059
                                                -----------
            FOREIGN GOVERNMENT BONDS - 0.82%
            CANADA - 0.82%
   500,000  New Brunswick Province,
              7.13% due 10/01/02
             (Cost $499,176)..................      518,865
                                                -----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 0.83%

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 0.83%
   529,000  Cooper Industries, Inc.,
              5.67% due 06/01/98
             (Cost $529,000)..................      529,000
                                                -----------
            TOTAL INVESTMENTS
            (Cost $61,317,722) - 98.29%.......   62,562,204
            Other assets and liabilities,
             net - 1.71%......................    1,091,348
                                                -----------
            NET ASSETS (equivalent
             to $9.68 per share on
             6,577,011 shares
             outstanding) - 100% .............  $63,653,552
                                                ===========

                                                 UNREALIZED
CONTRACTS                                       DEPRECIATION
----------                                      -----------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 5/31/98)
   13 (2)   U.S. Treasury Bond Futures
             (September/$121.50)..............  $      (102)
                                                ===========

            (1) U.S. Treasury Notes with a
                market value of approximately
                $100,000 were maintained in a
                segregated account with a
                portion placed as collateral
                for futures contracts.
            (2) Per 1,000

--------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  6,577,011 shares outstanding................  $    65,770
Additional paid in capital....................   62,825,983
Accumulated net realized loss on securities...     (517,185)
Undistributed net investment income...........       34,604
Unrealized appreciation (depreciation) of:
  Investments...........  $ 1,244,482
  Futures ..............         (102)........    1,244,380
                          -----------           -----------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING.................................  $63,653,552
                                                ===========

================================================================================
                CAPITAL CONSERVATION FUND - FINANCIAL STATEMENTS
66
================================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998



INVESTMENT INCOME:
Interest ..................................................................    $ 4,595,681
                                                                               -----------
EXPENSES:
Advisory fees .............................................................        335,861
Custodian and accounting services .........................................         15,946
Reports to shareholders ...................................................          4,902
Audit fees and tax services ...............................................          1,534
Directors' fees and expenses ..............................................          1,427
Miscellaneous .............................................................          5,159
                                                                               -----------
  Total expenses ..........................................................        364,829
                                                                               -----------
NET INVESTMENT INCOME .....................................................      4,230,852
                                                                               -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on:
  Investments ................................................. $   149,517
  Futures contracts ...........................................     109,743        259,260
                                                                -----------
Net unrealized appreciation (depreciation) during the year:
  Investments .................................................   2,347,085
  Futures contracts ...........................................        (102)     2,346,983
                                                                -----------    -----------
   Net realized and unrealized gain on securities during the year .........      2,606,243
                                                                               -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................    $ 6,837,095
                                                                               ===========




STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                                                   1998             1997
                                                                               ------------     ------------
OPERATIONS:
Net investment income .....................................................    $  4,230,852     $  4,570,257
Net realized gain (loss) on securities ....................................         259,260         (127,757)
Net unrealized appreciation of securities
  during the year .........................................................       2,346,983          760,448
                                                                               ------------     ------------
   Increase in net assets resulting from operations .......................       6,837,095        5,202,948
                                                                               ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................      (4,220,237)      (4,560,074)
                                                                               ------------     ------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ..........................................      11,469,948        5,054,950
Proceeds from capital stock issued for distributions reinvested ...........       4,220,237        4,560,074
                                                                               ------------     ------------
                                                                                 15,690,185        9,615,024
Cost of capital stock repurchased .........................................     (21,400,947)     (13,722,282)
                                                                               ------------     ------------
  Decrease in net assets resulting from
   capital stock transactions .............................................      (5,710,762)      (4,107,258)
                                                                               ------------     ------------
TOTAL DECREASE IN NET ASSETS ..............................................      (3,093,904)      (3,464,384)

NET ASSETS:
Beginning of year .........................................................      66,747,456       70,211,840
                                                                               ------------     ------------
End of year (including undistributed net investment income
  of $34,604 and $23,989) .................................................    $ 63,653,552     $ 66,747,456
                                                                               ============     ============
CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ..............................................       1,185,836          540,826
Shares issued for distributions reinvested ................................         439,548          488,804
Shares of capital stock repurchased .......................................      (2,216,430)      (1,466,062)
                                                                               ------------     ------------
  Decrease in shares outstanding ..........................................        (591,046)        (436,432)
Shares outstanding:
  Beginning of year .......................................................       7,168,057        7,604,489
                                                                               ------------     ------------
  End of year .............................................................       6,577,011        7,168,057
                                                                               ============     ============

================================================================================
              GOVERNMENT SECURITIES FUND - STATEMENT OF NET ASSETS
May 31, 1997                                                                  67
================================================================================


    PAR                                                    MARKET
   VALUE                                                    VALUE
-----------                                              -----------
               UNITED STATES GOVERNMENT
               LONG TERM - 96.90%

               GOVERNMENT SPONSORED - 62.24%
$ 1,500,000    Federal Farm Credit Bank,
               6.92% due 05/13/02......................  $ 1,559,535
               Federal Home Loan Banks:
  1,155,000    7.26% due 09/06/01 .....................    1,205,173
  1,150,000    7.10% due 11/02/02 .....................    1,208,041
  2,000,000    6.38% due 12/20/00 .....................    2,031,880
  3,000,000    5.70% due 12/19/00 .....................    2,999,520
               Federal Home Loan Mortgage Corp.:
  3,000,000    7.13% due 07/21/99 .....................    3,045,480
  1,500,000    7.09% due 06/01/05 .....................    1,528,365
  1,500,000    6.90% due 03/26/03 .....................    1,508,205
  3,500,000    6.71% due 11/09/05 .....................    3,536,085
  1,500,000    6.37% due 01/23/06 .....................    1,499,760
               Federal Home Loan Mortgage Corp.
               (Pools/REMICS):
    104,277    7.50% due 09/01/25 .....................      107,177
    373,170    7.50% due 09/01/25 .....................      383,548
    190,881    7.50% due 09/01/25 .....................      196,189
  2,000,000    7.00% due 09/15/23 .....................    2,047,500
  2,302,775    6.50% due 06/01/12 .....................    2,320,760
    175,000    5.50% due 02/25/19 .....................      172,265
               Federal National Mortgage Association:
  1,000,000    9.05% due 04/10/00 .....................    1,057,190
  2,000,000    7.27% due 08/24/05 .....................    2,051,240
  3,000,000    7.00% due 08/27/12 .....................    3,107,820
  2,300,000    6.90% due 10/09/01 .....................    2,308,257
  2,000,000    6.85% due 09/12/05 .....................    2,021,560
  2,000,000    6.62% due 06/25/07 .....................    2,088,740
  2,000,000    6.41% due 03/08/06 .....................    2,052,500
  2,500,000    6.40% due 12/10/01 .....................    2,501,550
  4,000,000    6.25% due 12/13/02 .....................    4,006,880
  3,000,000    6.06% due 05/07/03 .....................    3,002,820
  2,000,000    5.74% due 12/23/99 .....................    2,002,180
               Student Loan Marketing Association,
  1,000,000    7.50% due 03/08/00 .....................    1,030,000
               Tennessee Valley Authority:
  2,500,000    6.75% due 11/01/25 .....................    2,702,150
  2,000,000    6.38% due 06/15/05 .....................    2,054,680
                                                         -----------
                                                          57,337,050
                                                         -----------


    PAR                                                      MARKET
   VALUE                                                     VALUE
-----------                                               -----------

              UNITED STATES BONDS, NOTES
              & STRIPS - 34.66%
              United States Treasury Bonds:
$ 1,800,000    9.00% due 11/15/18 .....................   $ 2,457,846
  4,000,000    8.75% due 08/15/20 .....................     5,394,360
  3,500,000    8.50% due 02/15/20 .....................     4,600,855
  3,500,000    7.25% due 08/15/22 .....................     4,098,815
              United States Treasury Notes:
  2,500,000    6.75% due 04/30/00 .....................     2,552,725
  1,000,000    6.38% due 01/15/00 .....................     1,012,190
  6,000,000    5.88% due 11/15/99 .....................     6,025,320
  3,000,000    5.75% due 08/15/03 .....................     3,021,570
  2,000,000    5.50% due 01/31/03 .....................     1,991,880
              United States Treasury Strips,
  1,500,000    0.00% due 11/15/09 .....................       768,930
                                                          -----------
                                                           31,924,491
                                                          -----------

              TOTAL UNITED STATES
              GOVERNMENT - LONG TERM
              (Cost $86,245,519).......................    89,261,541
                                                          -----------

              CORPORATE SHORT TERM
              COMMERCIAL PAPER - 1.24%

              MACHINERY - INDUSTRIAL/
              SPECIALTY - 1.24%
 1,143,000    Cooper Industries, Inc.,
               5.67% due 06/01/98......................     1,143,000
                                                          -----------

              TOTAL CORPORATE SHORT TERM
              COMMERCIAL PAPER
              (Cost $1,143,000)........................     1,143,000
                                                          -----------

              TOTAL INVESTMENTS
              (Cost $87,388,519) - 98.14%..............    90,404,541
              Other assets and liabilities,
               net 1.86%...............................     1,715,676
                                                          -----------

              NET ASSETS (equivalent
               to $10.09 per share on
               9,129,497 shares
               outstanding) - 100% ....................   $92,120,217
                                                          ===========



                                                           UNREALIZED
 CONTRACTS                                                DEPRECIATION
 ---------                                                ------------

              FUTURES CONTRACTS PURCHASED(1)
              (Delivery month/Value at 5/31/98)
    17(2)     U.S. Treasury Bond Futures
               (September/$121.50).....................   $      (133)
                                                          ===========

               (1) U.S. Treasury Bonds with a market
                   value of approximately $100,000
                   were maintained in a segregated
                   account with a portion placed as
                   collateral for futures contracts.
               (2) Per 1,000.

--------------------------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  9,129,497 shares outstanding.........................   $    91,295
Additional paid in capital.............................    90,699,767
Accumulated net realized loss on securities............    (1,734,207)
Undistributed net investment income....................        47,473
Unrealized appreciation (depreciation) of:
  Investments.....................  $ 3,016,022
  Futures ........................         (133)            3,015,889
                                    -----------           -----------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING..........................................   $92,120,217
                                                          ===========


================================================================================
               GOVERNMENT SECURITIES FUND - FINANCIAL STATEMENTS
68
================================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998



INVESTMENT INCOME:
Interest .......................................................................    $5,571,826
                                                                                    ----------
EXPENSES:
Advisory fees ..................................................................       436,775
Custodian and accounting services ..............................................        20,527
Reports to shareholders ........................................................         6,612
Audit fees and tax services ....................................................         2,067
Directors' fees and expenses ...................................................         1,804
Miscellaneous ..................................................................         6,262
                                                                                    ----------
  Total expenses ...............................................................       474,047
                                                                                    ----------
NET INVESTMENT INCOME ..........................................................     5,097,779
                                                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain on:
  Investments ...................................................    $  245,563
  Futures contracts .............................................       112,838        358,401
                                                                     ----------
Net unrealized appreciation (depreciation) during the year:
  Investments ...................................................     3,271,194
  Futures contracts .............................................          (133      3,271,061
                                                                     ----------     ----------
  Net realized and unrealized gain on securities during the year ...............     3,629,462
                                                                                    ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................    $8,727,241
                                                                                    ==========


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:


                                                                                  1998              1997
                                                                               ------------     ------------
OPERATIONS:
Net investment income .....................................................    $  5,097,779     $  5,088,757
Net realized gain on securities ...........................................         358,401            4,132
Net unrealized appreciation of securities
  during the year .........................................................       3,271,061          479,407
                                                                               ------------     ------------
   Increase in net assets resulting from operations .......................       8,727,241        5,572,296
                                                                               ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................      (5,081,964)      (5,073,340)
                                                                               ------------     ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ..........................................      17,280,167       11,299,725
Proceeds from capital stock issued for distributions reinvested ...........       5,081,964        5,073,340
                                                                               ------------     ------------
                                                                                 22,362,131       16,373,065
Cost of capital stock repurchased .........................................     (17,713,793)     (11,468,468)
                                                                               ------------     ------------
  Increase in net assets resulting from capital stock transactions ........       4,648,338        4,904,597
                                                                               ------------     ------------
TOTAL INCREASE IN NET ASSETS ..............................................       8,293,615        5,403,553

NET ASSETS:
Beginning of year .........................................................      83,826,602       78,423,049
                                                                               ------------     ------------
End of year (including undistributed net investment income
  of $47,473 and $31,658) .................................................    $ 92,120,217     $ 83,826,602
                                                                               ============     ============
CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ..............................................       1,716,427        1,165,828
Shares issued for distributions reinvested ................................         509,952          523,483
Shares of capital stock repurchased .......................................      (1,769,096)      (1,180,771)
                                                                               ------------     ------------
  Increase in shares outstanding ..........................................         457,283          508,540
Shares outstanding:
  Beginning of year .......................................................       8,672,214        8,163,674
                                                                               ------------     ------------
  End of year .............................................................       9,129,497        8,672,214
                                                                               ============     ============

================================================================================
          INTERNATIONAL GOVERNMENT BOND FUND - STATEMENT OF NET ASSETS
May 31, 1998                                                                  69
================================================================================


       PAR                                              MARKET
      VALUE                                             VALUE
----------------                                     ------------
             GOVERNMENT BONDS - 86.49%

             AUSTRALIA - 1.16%
             Commonwealth:

A$       500,000   9.75% due 3/15/02 .............   $    364,521
A$       500,000   9.00% due 9/15/04 .............        376,558
A$       500,000   8.75% due 1/15/01 .............        343,151
A$       500,000   7.50% due 7/15/05 .............        354,652
A$       500,000   7.50% due 9/15/09 .............        369,509
                                                     ------------
                                                        1,808,391
                                                     ------------

             AUSTRIA - 3.01%
             Republic of Austria:

DM     1,000,000   7.25% due 5/3/07 ..............        650,974
As     2,000,000   7.125% due 7/12/04 ............        178,900
As     1,500,000   7.00% due 2/14/00 .............        124,915
As     2,200,000   7.00% due 1/20/03 .............        192,497
As     2,000,000   7.00% due 5/16/05 .............        179,458
As     2,000,000   6.875% due 4/19/02 ............        172,607
As     2,000,000   6.50% due 11/17/05 ............        175,475
As     6,000,000   6.25% due 5/31/06 .............        521,120
As     3,000,000   5.625% due 7/15/07 ............        250,667
As     2,000,000   5.50% due 1/18/04 .............        165,816
Ff.    3,000,000   5.50% due 1/18/04 .............        522,340
Y.         100MM   4.75% due 12/20/04 ............        880,028
Y.          50MM   4.50% due 9/28/05 .............        440,916
As     3,000,000   4.375% due 2/28/02 ............        238,600
                                                     ------------
                                                        4,694,313
                                                     ------------

             BELGIUM - 3.53%
             Kingdom of Belgium:

Bf    10,000,000   8.75% due 6/25/02 .............        313,917
Bf    10,000,000   8.00% due 12/24/12 ............        348,464
Bf    10,000,000   8.00% due 3/28/15 .............        353,710
Bf    10,000,000   7.75% due 12/22/00 ............        294,210
Bf    25,000,000   7.75% due 10/15/04 ............        788,801
Bf    20,000,000   7.50% due 7/29/08 .............        649,198
Bf    15,000,000   7.00% due 5/15/06 .............        463,251
Bf    20,000,000   6.50% due 3/31/05 .............        596,140
Bf    20,000,000   6.25% due 3/28/07 .............        592,933
Bf    20,000,000   5.00% due 3/28/01 .............        553,303
Bf    20,000,000   4.00% due 1/22/00 .............        542,764
                                                     ------------
                                                        5,496,691
                                                     ------------


       PAR                                              MARKET
      VALUE                                             VALUE
----------------                                     ------------
             CANADA - 4.76%
             Government of Canada:

C$       550,000   9.50% due 6/1/10...............   $    512,958
C$       500,000   9.00% due 12/1/04 .............        412,592
C$       500,000   9.00% due 6/1/25 ..............        504,726
C$     1,000,000   8.75% due 12/1/05 .............        831,457
C$     1,000,000   8.50% due 4/1/02 ..............        763,622
C$     1,000,000   8.00% due 6/1/23 ..............        907,406
C$       500,000   7.50% due 9/1/00 ..............        359,719
C$     1,000,000   7.50% due 3/1/01 ..............        726,138
C$     1,000,000   7.25% due 6/1/03 ..............        746,153
C$     1,000,000   7.00% due 12/1/06 .............        764,795
C$       500,000   6.50% due 6/1/04 ..............        364,716
C$       750,000   5.50% due 2/1/00 ..............        517,453
                                                     ------------
                                                        7,411,735
                                                     ------------

             DENMARK - 2.35%
             Kingdom of Denmark:

DK     5,000,000   8.00% due 11/15/01 ............        813,487
DK     2,500,000   8.00% due 5/15/03 .............        419,431
DK     3,000,000   8.00% due 3/15/06 .............        524,942
DK     5,500,000   7.00% due 12/15/04 ............        902,764
DK     1,250,000   7.00% due 11/10/24 ............        220,564
DK     5,000,000   6.00% due 11/15/02 ............        772,371
                                                     ------------
                                                        3,653,559
                                                     ------------

             FINLAND - 1.98%
             Republic of Finland:

FIM    2,000,000   10.00% due 9/15/01 ............        430,336
FIM    1,000,000   9.50% due 3/15/04 .............        228,271
FIM    3,000,000   7.25% due 4/18/06 .............        636,603
Ff.    5,000,000   7.00% due 6/15/04 .............        934,418
Y.         100MM   6.00% due 1/29/02 .............        858,726
                                                     ------------
                                                        3,088,354
                                                     ------------

             FRANCE - 4.30%
             Government of France:

Ff.    4,600,000   9.50% due 1/25/01 .............        867,027
Ff.    3,500,000   8.50% due 11/25/02 ............        679,759
Ff.    1,500,000   8.50% due 12/26/12 ............        336,955
Ff.    3,000,000   7.25% due 4/25/06 .............        580,645
Ff.    7,000,000   6.75% due 10/25/03 ............      1,290,373
Ff.    2,000,000   6.50% due 10/25/06 ............        370,516
Ff.    8,500,000   6.00% due 10/25/25 ............      1,525,539
Ff.    2,000,000   5.50% due 4/25/04 .............        349,657
Ff.    4,000,000   5.50% due 4/25/07 .............        699,315
                                                     ------------
                                                        6,699,786
                                                     ------------


       PAR                                              MARKET
      VALUE                                             VALUE
----------------                                     ------------
             GERMANY - 11.92%
             Federal Republic of Germany:

DM     2,000,000   7.50% due 9/9/04 ..............   $  1,289,505
DM     3,100,000   7.125% due 12/20/02 ...........      1,922,982
DM     2,000,000   7.00% due 1/13/00 .............      1,172,706
DM     1,000,000   6.75% due 7/15/04 .............        622,334
DM     3,000,000   6.50% due 3/15/00 .............      1,752,165
DM     3,000,000   6.50% due 7/15/03 .............      1,829,172
DM     2,000,000   6.50% due 10/14/05 ............      1,238,840
DM     1,000,000   6.25% due 4/26/06 .............        612,526
DM     1,000,000   6.25% due 1/4/24 ..............        624,016
DM     1,000,000   6.00% due 11/12/03 ............        598,324
DM     1,000,000   6.00% due 1/5/06 ..............        602,606
DM     1,000,000   6.00% due 1/4/07 ..............        604,288
DM     4,000,000   6.00% due 6/20/16 .............      2,446,518
DM     2,000,000   5.00% due 5/21/01 .............      1,144,346
DM     3,750,000   4.50% due 8/19/02 .............      2,108,239
                                                     ------------
                                                       18,568,567
                                                     ------------

             IRELAND - 0.65%
             Republic of Ireland:

Ilb      100,000   8.25% due 8/18/15 .............        185,875
Ilb      100,000   8.00% due 8/18/06 .............        168,206
Ilb      150,000   6.50% due 10/18/01 ............        222,838
Ilb      150,000   6.25% due 4/1/99 ..............        213,488
Ilb      150,000   6.25% due 10/18/04 ............        226,019
                                                     ------------
                                                        1,016,426
                                                     ------------
             ITALY - 9.01%
             Republic of Italy:

Lit      1,000MM   12.00% due 6/1/01 .............        682,480
Lit      1,000MM   12.00% due 1/1/02 .............        702,844
Lit      1,000MM   10.50% due 7/15/00 ............        635,836
Lit        500MM   10.50% due 4/1/05 .............        374,545
Lit        500MM   10.50% due 9/1/05 .............        379,010
Lit      3,400MM   10.00% due 8/1/03 .............      2,385,802
Lit        500MM   9.50% due 1/1/05 ..............        356,030
Lit        500MM   9.50% due 2/1/06 ..............        364,903
Lit      2,000MM   9.00% due 11/1/23 .............      1,670,080
Lit      1,000MM   8.50% due 4/1/04 ..............        672,241
Lit      1,500MM   8.50% due 8/1/04 ..............      1,012,961
Lit      1,000MM   7.75% due 9/15/01 .............        621,843
Lit      1,500MM   6.75% due 2/1/07 ..............        952,389
Lit        500MM   6.25% due 3/1/02 ..............        299,545
Lit      2,000MM   5.75% due 9/15/02 .............      1,182,366
Lit      3,000MM   5.50% due 9/15/00 .............      1,742,031
                                                     ------------
                                                       14,034,906
                                                     ------------

================================================================================
     INTERNATIONAL GOVERNMENT BOND FUND - STATEMENT OF NET ASSETS CONTINUED
70                                                                  May 31, 1998
================================================================================


       PAR                                              MARKET
      VALUE                                             VALUE
----------------                                     ------------
             JAPAN - 20.99%
             Government of Japan:

Y.          50MM   6.70% due 6/20/00 .............   $    407,177
Y.         250MM   6.60% due 6/20/01 .............      2,133,367
Y.         320MM   6.40% due 3/20/00 .............      2,557,643
Y.         105MM   6.00% due 12/20/01 ............        899,729
Y.         365MM   5.50% due 3/20/02 .............      3,107,073
Y.         120MM   5.00% due 12/20/02 ............      1,026,789
Y.         100MM   5.00% due 9/21/09 .............        972,850
Y.         100MM   5.00% due 3/20/15 .............      1,030,616
Y.         130MM   4.80% due 6/21/99 .............        982,158
Y.         127MM   4.50% due 6/20/03 .............      1,077,698
Y.          75MM   4.50% due 12/20/04 ............        655,607
Y.         150MM   4.40% due 9/22/03 .............      1,273,955
Y.         200MM   4.20% due 9/21/15 .............      1,900,065
Y.         150MM   4.10% due 6/21/04 .............      1,273,522
Y.         100MM   3.90% due 6/21/04 .............        840,494
Y.         100MM   3.80% due 9/20/16 .............        911,402
Y.         250MM   3.50% due 3/21/16 .............      2,189,147
Y.         100MM   3.30% due 6/20/06 .............        829,085
Y.         200MM   3.20% due 3/20/06 .............      1,644,018
Y.         250MM   3.00% due 9/20/05 .............      2,021,807
Y.         150MM   2.90% due 12/20/05 ............      1,207,994
Y.         100MM   2.70% due 3/20/07 .............        798,383
Y.         150MM   2.00% due 12/20/07 ............      1,134,450
Y.         250MM   1.10% due 10/22/01 ............      1,830,475
                                                     ------------
                                                       32,705,504
                                                     ------------

             NETHERLANDS - 4.59%
             Government of the Netherlands:

NG     1,050,000   9.00% due 10/16/00 ............        577,199
NG     1,000,000   8.75% due 9/15/01 .............        562,641
NG       500,000   8.50% due 3/15/01 .............        275,602
NG       500,000   8.25% due 2/15/02 .............        280,575
NG       500,000   8.25% due 6/15/02 .............        283,061
NG       500,000   8.25% due 2/15/07 .............        307,427
NG     1,500,000   7.75% due 3/1/05 ..............        875,289
NG       500,000   7.50% due 4/15/10 .............        303,573
NG       750,000   7.50% due 1/15/23 .............        479,600
NG     2,000,000   6.50% due 4/15/03 .............      1,079,038
NG     1,500,000   6.00% due 1/15/06 .............        803,685
NG     2,000,000   5.75% due 1/15/04 .............      1,051,192
NG       500,000   5.75% due 2/15/07 .............        264,414
                                                     ------------
                                                        7,143,296
                                                     ------------


       PAR                                              MARKET
      VALUE                                             VALUE
----------------                                     ------------
             PORTUGAL - 0.36%

Ff.    3,000,000   Republic of Portugal,
                      6.625% due 5/13/08..........   $    560,964
                                                     ------------

             SPAIN - 4.77%
             Government of Spain:

Pst        100MM   10.50% due 10/30/03 ...........        838,436
Pst        100MM   10.30% due 6/15/02 ............        796,899
Pst        100MM   10.15% due 1/31/06 ............        875,784
Pst         50MM   10.10% due 2/28/01 ............        377,598
Pst         50MM   10.00% due 2/28/05 ............        425,701
Pst         50MM   8.40% due 4/30/01 .............        365,424
Pst         70MM   8.20% due 2/28/09 .............        577,598
Pst         80MM   8.00% due 5/30/04 .............        615,163
Pst         50MM   7.90% due 2/28/02 .............        367,618
Pst        150MM   6.75% due 4/15/00 .............      1,033,421
Ff.    2,000,000   6.50% due 6/20/01 .............        354,129
Pst         50MM   6.00% due 1/31/08 .............        353,233
Pst         67MM   5.25% due 1/31/03 .............        456,150
                                                     ------------
                                                        7,437,154
                                                     ------------

             SWEDEN - 2.43%
             Kingdom of Sweden:

SK     3,000,000   10.25% due 5/5/00 .............        422,108
SK     6,000,000   10.25% due 5/5/03 .............        946,084
SK     3,000,000   9.00% due 4/20/09 .............        504,664
SK     3,000,000   8.00% due 8/15/07 .............        464,452
C$       500,000   6.75% due 12/31/01 ............        357,619
SK     2,000,000   6.50% due 10/25/06 ............        280,632
SK     6,000,000   6.00% due 2/9/05 ..............        812,805
                                                     ------------
                                                        3,788,364
                                                     ------------

             SWITZERLAND - 0.48%
             Government of Switzerland:

Chf      500,000   4.50% due 7/8/02 ..............        367,027
Chf      500,000   4.50% due 4/8/06 ..............        377,995
                                                     ------------
                                                          745,022
                                                     ------------

             UNITED KINGDOM - 8.74%
             Government of United Kingdom:

L.       250,000   9.75% due 8/27/02 .............        463,194
L.       400,000   9.00% due 10/13/08 ............        818,692
L.       250,000   9.00% due 7/12/11 .............        529,547
L.       400,000   9.00% due 8/6/12 ..............        856,258
L.       750,000   8.75% due 8/25/17 .............      1,656,780
L.       500,000   8.50% due 12/7/05 .............        948,335


       PAR                                              MARKET
      VALUE                                             VALUE
----------------                                     ------------
             UNITED KINGDOM - Continued

L.       500,000   8.00% due 9/25/09 .............   $    969,517
L.       500,000   8.00% due 12/7/15 .............      1,025,407
L.       750,000   8.00% due 6/7/21 ..............      1,585,578
L.     1,000,000   7.50% due 12/7/06 .............      1,817,048
L.     1,500,000   7.00% due 11/6/01 .............      2,515,028
L.       250,000   6.75% due 11/26/04 ............        429,890
                                                     ------------
                                                       13,615,274
                                                     ------------

             UNITED STATES - 1.46%

DM     4,000,000   Federal National Mortgage Association,
                      5.00% due 2/16/01 ..........      2,278,268
                                                     ------------

             TOTAL GOVERNMENT BONDS
             (Cost $139,653,971) .................    134,746,574
                                                     ------------

             SUPRANATIONAL - 6.44%
             Eurofima:

Ff.    5,000,000   9.875% due 8/21/00 ............        932,852
Ff.    1,600,000   9.25% due 12/18/03 ............        325,255
Ff.    3,000,000   5.625% due 11/25/99 ...........        512,389

             European Investment Bank:

Lit      1,100MM   10.50% due 2/7/02 .............        756,328
L.       250,000   9.00% due 5/14/02 .............        445,840
Y.          25MM   6.625% due 3/15/00 ............        200,601
Ff.    2,000,000   6.125% due 10/8/04 ............        360,187
Y.         100MM   4.625% due 2/26/03 ............        845,729
Y.         100MM   3.00% due 9/20/06 .............        811,431

Y.          55MM   Inter America Development Bank,
                      6.75% due 2/20/01 ..........        463,165

             International Bank for
                   Reconstruction & Development:

Lit        150MM   10.80% due 11/13/01 ...........        103,029
Lit        200MM   9.45% due 8/11/03 .............        138,083
L.       400,000   9.25% due 7/20/07 .............        795,826
Y.         250MM   5.25% due 3/20/02 .............      2,108,681
Y.         100MM   4.50% due 3/20/03 .............        843,924
Y.          50MM   4.50% due 6/20/00 .............        391,048
                                                     ------------

             TOTAL SUPRANATIONAL
             (Cost $11,221,358) ..................     10,034,368
                                                     ------------

================================================================================
     INTERNATIONAL GOVERNMENT BOND FUND - STATEMENT OF NET ASSETS CONTINUED
May 31, 1998                                                                  71
================================================================================


       PAR                                              MARKET
      VALUE                                             VALUE
-----------------------------------------------------------------
             CORPORATE BONDS - 4.34%

             FRANCE - 4.34% Credit Local de France:

Lit      2,000MM   9.00% due 6/14/01 .............   $  1,272,048
Ff.    5,000,000   8.875% due 6/10/02 ............        964,190
Ff.    8,000,000   6.25% due 9/27/05 .............      1,444,927
Ff.    4,000,000   6.00% due 11/15/01 ............        699,482
Ff.   10,000,000   Elf Aquitaine SA,
                   7.125% due 8/11/03.............      1,843,766
Ff.    3,000,000   Toyota Motor Credit,
                   6.25% due 4/11/02..............        530,252
                                                     ------------
                                                        6,754,665
                                                     ------------

             TOTAL CORPORATE BONDS
             (Cost $7,219,766) ...................      6,754,665
                                                     ------------

             UNITED STATES GOVERNMENT -
             SHORT TERM - 0.10%

             U.S. TREASURY BILLS - 0.10%

USD      150,000   United States Treasury Bills,
                   4.30% due 6/25/98 .............        149,570
                                                     ------------

             TOTAL UNITED STATES GOVERNMENT
             SHORT TERM
             (Cost $149,570) .....................        149,570
                                                     ------------

             TOTAL INVESTMENTS
             (Cost $158,244,665) - 97.37% ........    151,685,177
             Other assets and liabilities,
              net - 2.63% ........................      4,097,706
                                                     ------------

             NET ASSETS (equivalent
              to $11.42 per share
              on 13,645,599 shares
              outstanding) - 100% ................   $155,782,883
                                                     ------------


                                                      UNREALIZED
    CONTRACTS                                        APPRECIATION
-----------------------------------------------------------------
             FUTURES CONTRACTS SOLD(1)
             (Delivery month/Value at 5/31/98)
    15 (2)   Currency futures - British Pound
             (June/$163.02) ......................   $     14,813
                                                     ------------
             (Delivery month/Value at 5/31/98)
    70 (3)   Currency futures - Japanese Yen
             (June/$72.22) .......................        199,250
                                                     ------------
                                                          214,063
                                                     ============

         (1) U.S.Treasury Bills with a market value of approximately $150,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.

         (2) Per 625

         (3) Per 1,250


                                                        MARKET
                                                        VALUE
-----------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  13,645,599 shares outstanding ..................   $    136,456
Additional paid in capital .......................    160,890,463
Accumulated net realized gain on securities ......        658,703
Undistributed net investment income ..............        462,129
Unrealized appreciation (depreciation) of:
  Investments .....................   $ (6,559,488)
  Futures .........................        214,063
                                      ------------
  Foreign currency translation.....        (19,443)    (6,364,868)
                                      ------------   ------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING ....................................   $155,782,883
                                                     ============

================================================================================
            INTERNATIONAL GOVERNMENT BOND FUND - FINANCIAL STATEMENTS
72
================================================================================
STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $158,558) .......       $ 8,845,092
                                                                      -----------

EXPENSES:
Advisory fees .................................................           846,176
Custodian and accounting services .............................            32,947
Reports to shareholders .......................................            11,638
Audit fees and tax services ...................................             3,835
Directors' fees and expenses ..................................             3,717
Miscellaneous .................................................            23,639
                                                                      -----------
  Total expenses ..............................................           921,952
                                                                      -----------
NET INVESTMENT INCOME .........................................         7,923,140
                                                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
AND FOREIGN CURRENCIES:
Net realized loss on:
  Investments ......................................... $(3,464,702)
  Foreign currency translation ........................    (387,612)   (3,852,314)
                                                        -----------
Net unrealized appreciation (depreciation) during the
  year:
  Securities ..........................................     (74,327)
  Foreign currency translation ........................     101,888
  Futures contracts ...................................     214,063       241,624
                                                        -----------   -----------
   Net realized and unrealized loss on securities and
     foreign currencies during the year .......................        (3,610,690)
                                                                      -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............       $ 4,312,450
                                                                      ===========

STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                           1998          1997
                                                       ------------  ------------
OPERATIONS:
Net investment income ..............................   $  7,923,140     8,522,441
Net realized loss on securities and foreign currency
  transactions .....................................     (3,852,314)     (145,962)
Net unrealized appreciation (depreciation) of
  securities and translation of foreign currencies
  during the year ..................................        241,624    (7,210,455)
                                                       ------------  ------------
   Increase in net assets resulting from operations.      4,312,450     1,166,024
                                                       ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................     (3,034,869)   (8,295,746)
Net realized gain on securities ....................       (136,607)     (295,588)
                                                       ------------  ------------
  Decrease in net assets resulting from
    distributions to shareholders ..................     (3,171,476)   (8,591,334)
                                                       ------------  ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ...................     30,361,915    72,164,939
Proceeds from capital stock issued for distributions
  reinvested........................................      3,171,476     8,591,334
                                                       ------------  ------------
                                                         33,533,391    80,756,273
Cost of capital stock repurchased ..................    (56,600,279)  (38,005,431)
                                                       ------------  ------------
  Increase (decrease) in net assets resulting from
   capital stock transactions ......................    (23,066,888)   42,750,842
TOTAL INCREASE (DECREASE) IN NET ASSETS ............    (21,925,914)   35,325,532

NET ASSETS:
Beginning of year ..................................    177,708,797   142,383,265
                                                       ------------  ------------
End of year (including undistributed net investment
  income of $462,129 and $84,875) ..................   $155,782,883  $177,708,797
                                                       ------------  ============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .......................      2,685,573     6,113,938
Shares issued for distributions reinvested .........        279,556       729,242
Shares of capital stock repurchased ................     (4,999,093)   (3,236,292)
                                                       ------------  ------------
  Increase (decrease) in shares outstanding ........     (2,033,964)    3,606,888
Shares outstanding:
  Beginning of year ................................     15,679,563    12,072,675
                                                       ------------  ------------
  End of year ......................................     13,645,599    15,679,563
                                                       ------------  ============

================================================================================
                   MONEY MARKET FUND - STATEMENT OF NET ASSETS
May 31, 1998                                                                  73
================================================================================

   PAR                                           MARKET
  VALUE                                          VALUE
----------                                     -----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 89.58%

            BANKS - REGIONAL - 5.18%
$5,000,000  Banc One Corp,
               5.48% due 06/08/98............. $ 4,994,672
 5,000,000  NationsBank Corp.,
               5.48% due 10/21/98.............   4,891,922
                                               -----------
                                                 9,886,594
                                               -----------
            BEVERAGE - SOFT DRINKS - 1.83%
 3,500,000  Coca Cola Co.,
               5.48% due 06/19/98.............   3,490,410
                                               -----------
            CHEMICAL - MAJOR - 5.65%
            E.I. Du Pont de Nemeurs and Co.:
 3,500,000    5.49% due 07/07/98..............   3,480,785
 3,000,000    5.44% due 06/25/98..............   2,989,120
            PPG Industries:
 2,500,000    5.50% due 06/30/98..............   2,488,924
 1,840,000    5.51% due 06/30/98..............   1,831,833
                                               -----------
                                                10,790,662
                                               -----------

            CONGLOMERATES - 2.70%
            Fortune Brands:
 2,500,000    5.50% due 07/08/98..............   2,485,868
 2,688,000    5.50% due 07/09/98..............   2,672,395
                                               -----------
                                                 5,158,263
                                               -----------
            CONSUMER FINANCE - 16.67%
            Associates Corp. of North America:
 1,000,000    5.75% due 11/15/98..............     999,736
 2,000,000    5.50% due 08/18/98..............   1,976,167
 1,800,000    5.49% due 06/02/98..............   1,799,726
 2,000,000    5.49% due 07/01/98..............   1,990,850
   825,000    5.48% due 06/16/98..............     823,116
   500,000    5.25% due 09/01/98..............     499,100
            Beneficial Corp:
 1,500,000    5.52% due 06/22/98..............   1,495,170
 1,500,000    5.51% due 08/24/98..............   1,480,715
 2,300,000    5.51% due 08/04/98..............   2,277,470
 2,000,000    5.49% due 06/29/98..............   1,991,460
            Commercial Credit Co.:
 1,800,000    5.50% due 07/21/98..............   1,786,250
 1,900,000    5.50% due 07/28/98..............   1,883,454
 1,500,000    5.49% due 08/06/98..............   1,484,903
 2,000,000    5.48% due 07/06/98..............   1,989,344
 1,200,000    5.47% due 06/18/98..............   1,196,900

   PAR                                           MARKET
  VALUE                                          VALUE
----------                                     -----------
            CONSUMER FINANCE - Continued
            Sears Roebuck Acceptance Corp.:
$2,400,000    5.54% due 06/16/98.............. $ 2,394,460
   644,000    5.52% due 07/29/98..............     638,273
   553,000    5.50% due 07/30/98..............     548,015
 2,100,000    5.50% due 08/03/98..............   2,079,788
 1,400,000    5.50% due 08/05/98..............   1,386,097
 1,100,000    5.48% due 06/29/98..............   1,095,312
                                               -----------
                                                31,816,306
                                               -----------

            ELECTRICAL EQUIPMENT - 1.10%
 2,100,000  General Electric Co.,
              5.49% due 06/09/98..............   2,097,438
                                               -----------

            ENTERTAINMENT - 2.09%
            Walt Disney Co.:
 1,500,000    5.57% due 06/04/98..............   1,499,304
 2,500,000    5.44% due 06/26/98..............   2,490,556
                                               -----------
                                                 3,989,860
                                               -----------

            FINANCE COMPANIES - 19.65%
            Ciesco LP:
 3,000,000    5.50% due 06/01/98...............  3,000,000
 2,500,000    5.50% due 07/02/98...............  2,488,160
 2,000,000    5.45% due 06/10/98...............  1,997,275
            CIT Group Holdings, Inc.:
 1,707,000    5.52% due 06/11/98...............  1,704,383
 2,033,000    5.50% due 06/01/98...............  2,033,000
 1,500,000    5.49% due 06/25/98...............  1,494,510
 3,300,000    5.46% due 06/23/98...............  3,288,989
            Ford Motor Credit Co.:
 2,500,000    5.50% due 08/17/98...............  2,470,590
 1,404,000    5.48% due 06/12/98...............  1,401,649
            General Electric Capital Corp.:
 1,000,000    5.51% due 08/10/98...............    989,286
 1,800,000    5.50% due 07/15/98...............  1,787,900
 1,200,000    5.50% due 06/03/98...............  1,199,633
 2,200,000    5.50% due 06/03/98...............  2,199,328
            General Motors Acceptance Corp.:
 1,000,000    6.30% due 06/11/98...............  1,000,100
 2,257,000    5.52% due 06/05/98...............  2,255,616
 1,000,000    5.51% due 08/13/98...............    988,827
   750,000    5.50% due 06/09/98...............    749,083
 1,500,000    5.49% due 06/11/98...............  1,497,713
 1,000,000    5.48% due 07/08/98...............    994,368
 1,000,000    5.47% due 07/13/98...............    993,618

   PAR                                             MARKET
  VALUE                                            VALUE
-----------                                      -----------
            FINANCE COMPANIES - Continued
$1,000,000  IBM Credit Co.,
              5.80% due 11/04/98................ $   999,979
 2,000,000  International Lease Finance Corp.,
              5.46% due 07/16/98................   1,986,350
                                                 -----------
                                                  37,520,357
                                                 -----------
            FOODS - 3.71%
            Archer Daniels Midland Co.:
 3,000,000    5.52% due 06/02/98................   2,999,540
 1,100,000    5.50% due 07/22/98................   1,091,429
 1,500,000    5.48% due 06/08/98................   1,498,402
            Kellogg Co.,
 1,500,000    5.50% due 06/05/98................   1,499,083
                                                 -----------
                                                   7,088,454
                                                 -----------

            INFORMATION PROCESSING - 1.72%
            International Business Machines
            Corp.:
 2,000,000    5.81% due 10/01/98................   1,999,820
 1,300,000    5.50% due 08/11/98................   1,285,899
                                                 -----------
                                                   3,285,719
                                                 -----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - 7.01%
 5,613,000  Cooper Industries, Inc.,
              5.67% due 06/01/98................   5,613,000
            Dover Corp.:
 3,000,000    5.55% due 06/03/98................   2,999,075
 1,500,000    5.53% due 06/05/98................   1,499,078
 3,270,000    5.50% due 06/10/98................   3,265,504
                                                 -----------
                                                  13,376,657
                                                 -----------

            MERCHANDISE - SPECIALTY - 2.25%
            Toys "R" Us, Inc.:
 1,300,000    5.50% due 07/02/98................   1,293,843
 3,000,000    5.48% due 06/15/98................   2,993,607
                                                 -----------
                                                   4,287,450
                                                 -----------

            OIL - INTEGRATED DOMESTIC - 3.14%
            Atlantic Richfield Co.:
 3,000,000    5.52% due 06/12/98................   2,994,940
 3,000,000    5.46% due 06/18/98................   2,992,265
                                                 -----------
                                                   5,987,205
                                                 -----------

================================================================================
             MONEY MARKET FUND - STATEMENT OF NET ASSETS CONTINUED
74                                                                  May 31, 1998
================================================================================


   PAR                                               MARKET
  VALUE                                              VALUE
--------------------------------------------------------------
            SECURITIES RELATED - 8.45%
             Merrill Lynch & Co., Inc.:
$2,100,000    5.52% due 08/12/98................  $  2,076,815
 1,300,000    5.51% due 06/17/98................     1,296,816
 1,350,000    5.51% due 07/27/98................     1,338,429
 2,700,000    5.51% due 08/19/98................     2,667,353
 1,100,000    5.49% due 06/30/98................     1,095,135
            Morgan Stanley, Dean Witter,
             Discover and Co.:
 2,500,000    5.50% due 06/15/98................     2,494,653
 2,500,000    5.50% due 06/24/98................     2,491,215
 2,689,000    5.49% due 07/20/98................     2,668,906
                                                  ------------
                                                    16,129,322
                                                  ------------

            UTILITIES - COMMUNICATION - 8.43%
            BellSouth Telecomm:
   900,000    5.50% due 08/21/98................       888,863
 3,000,000    5.49% due 07/24/98................     2,975,752
 2,200,000    5.48% due 06/04/98................     2,198,995
 2,000,000    5.46% due 06/22/98................     1,993,630
            GTE Corp.:
2,000,000     5.55% due 06/22/98................     1,993,525
2,500,000     5.55% due 07/23/98................     2,479,958
1,500,000     5.53% due 06/09/98................     1,498,157
2,077,000     5.53% due 06/17/98................     2,071,895
                                                  ------------
                                                    16,100,775
                                                  ------------

            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $171,005,472).................   171,005,472
                                                  ------------

            CORPORATE SHORT TERM
            OBLIGATIONS - 2.62%

            SECURITIES RELATED - 2.62%
            Bear Stearns Co. Inc.:
 2,000,000    Floating rate note due 07/06/98,
               5.61188% at 05/31/98.............     2,000,000
 3,000,000    Floating rate note due 07/30/98,
               5.65875% at 05/31/98.............     3,000,000
                                                  ------------
                                                     5,000,000
                                                  ------------

            TOTAL CORPORATE SHORT TERM
            OBLIGATIONS
            (Cost $5,000,000)...................     5,000,000
                                                  ------------


   PAR                                               MARKET
  VALUE                                              VALUE
--------------------------------------------------------------
            UNITED STATES GOVERNMENT
            SHORT TERM - 8.38%
            Federal Farm Credit Bank:
$1,000,000    5.75% due 09/11/98................ $     999,827
 2,000,000    5.70% due 11/03/98................     2,000,117
 1,000,000    5.50% due 04/01/99................       998,562
            Federal Home Loan Bank:
 2,000,000    5.72% due 10/06/98................     2,000,271
 1,000,000    5.70% due 10/23/98................       999,771
 1,000,000    5.60% due 03/10/99................     1,000,039
 1,000,000    5.56% due 03/25/99................       999,126
 1,000,000    5.50% due 03/26/99................       999,143
            Federal National Mortgage
            Association:
 1,000,000    5.68% due 10/23/98................       999,507
 1,000,000    5.65% due 04/09/99................       999,769
 1,000,000    5.63% due 05/05/99................       999,176
 2,000,000    5.57% due 05/07/99................     1,996,721
 1,000,000  Student Loan Marketing Association,
              5.79% due 09/16/98................     1,000,057
                                                 -------------
                                                    15,992,086
                                                 -------------
            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $15,992,086)..................    15,992,086
                                                 -------------

            TOTAL INVESTMENTS
            (Cost $191,997,558) - 100.58%.......   191,997,558
            Other assets and liabilities,
             net - (0.58%)......................    (1,022,108)
                                                 -------------

            NET ASSETS (equivalent
             to $1.00 per share on
             190,975,450 shares
             outstanding) - 100% ............... $ 190,975,450
                                                 -------------


   PAR                                               MARKET
  VALUE                                              VALUE
--------------------------------------------------------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
1,000,000,000 shares authorized,
  190,975,450 shares outstanding................  $  1,909,754
Additional paid in capital......................   189,065,696
                                                  ------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING.....................................   190,975,450
                                                  ============

================================================================================
                    MONEY MARKET FUND - FINANCIAL STATEMENTS
                                                                              75
================================================================================


STATEMENT OF OPERATIONS
For the fiscal year ended May 31, 1998

INVESTMENT INCOME:
Interest.............................................................  $ 8,554,039
                                                                       -----------

EXPENSES:
Advisory fees........................................................      752,732
Custodian and accounting services....................................       32,727
Reports to shareholders..............................................       11,862
Audit fees and tax services..........................................        4,093
Directors' fees and expenses.........................................        3,069
Miscellaneous........................................................        9,824
                                                                       -----------
  Total expenses.....................................................      814,307
                                                                       -----------
NET INVESTMENT INCOME................................................    7,739,732
                                                                       -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................  $ 7,739,732
                                                                       ===========


STATEMENT OF CHANGES IN NET ASSETS
For the fiscal year ended May 31:

                                                              1996           1997
                                                        ------------   -------------
OPERATIONS:
Net investment income.................................. $  7,739,732   $   5,637,643
                                                        ------------   -------------
  Increase in net assets resulting from operations.....    7,739,732       5,637,643
                                                        ------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..................................   (7,739,732)     (5,637,643)
                                                        ------------   -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold.......................  331,782,891     294,478,892
Proceeds from capital stock
  issued for distributions reinvested..................    7,739,732       5,637,643
                                                        ------------   -------------
                                                         339,522,623     300,116,535
Cost of capital stock repurchased...................... (276,671,818)   (255,609,535)
                                                        ------------   -------------
  Increase in net assets resulting from
    capital stock transactions.........................   62,850,805      44,507,000
                                                        ------------   -------------
TOTAL INCREASE IN NET ASSETS...........................   62,850,805      44,507,000

NET ASSETS:
Beginning of year......................................  128,124,645      83,617,645
                                                        ------------    ------------
End of year............................................ $190,975,450    $128,124,645
                                                        ------------    ------------

CHANGE IN SHARES OUTSTANDING
Shares of capital stock sold...........................  331,782,891     294,478,892
Shares issued for distributions reinvested.............    7,739,732       5,637,643
Shares of capital stock repurchased ................... (276,671,818)   (255,609,535)
                                                        ------------    ------------
  Increase in shares outstanding.......................   62,850,805      44,507,000
Shares outstanding:
  Beginning of year....................................  128,124,645      83,617,645
                                                        ------------    ------------
  End of year..........................................  190,975,450     128,124,645
                                                        ============    ============

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                                                                              76
================================================================================

NOTE 1 -- ORGANIZATION
     The American General Series Portfolio Company (the "Series") consists of thirteen separate investment portfolios (the "Funds"):
      Stock Index Fund
      MidCap Index Fund
      Small Cap Index Fund
      International Equities Fund
      Growth Fund
      Growth & Income Fund
      Science & Technology Fund
      Social Awareness Fund
      Asset Allocation Fund (formerly Timed Opportunity Fund)
      Capital Conservation Fund
      Government Securities Fund
      International Government Bond Fund
      Money Market Fund

     The Series is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. Each Fund is diversified with the exception of International Government Bond Fund which is non-diversified as defined by the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

A. INVESTMENT VALUATION

   Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted issues, securities are valued at the last sale price on the NASDAQ National Market System. In the absence of any National Market System sales on that day, securities are valued at the last reported bid price. However, options written for which other over-the-counter market quotations are readily available are valued at the last reported asked price, in the absence of any National Market System sales on that day. Futures contracts, options thereon, and options on stock indexes are valued at the amount which would be received upon a current disposition of such investments (i.e., their fair market value), in the absence of any sales on that day. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Series' Board of Directors.

B. OPTIONS AND FUTURES

     Call and Put Options. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (or loss), to the extent that the proceeds from the sale are greater (or less) than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.

     FUTURES CONTRACTS. The initial margin deposit made upon entering into a futures contract is held by the custodian, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.

C. REPURCHASE AGREEMENTS

     The seller of a repurchase agreement collateralizes the agreement with securities delivered to the Fund's custodian bank. The Adviser determines, on a daily basis, that the seller maintains collateral of at least 100% of the repurchase proceeds due to the Fund at maturity.

D. FOREIGN CURRENCY TRANSLATION

     The accounting records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates on transaction date.

     Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.

     In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are marked-to-market daily to reflect fluctuations in foreign exchange rates.

E. FEDERAL INCOME TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no federal income tax provision is required.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                                                                              77
================================================================================

F. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for dividend income on certain foreign securities which is recorded when the Fund becomes aware of the dividend. Interest income on investments is accrued daily.


G. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date. The Funds declare distributions from net investment income monthly, except for the Money Market Fund, which declares daily. Capital gains distributions are declared annually.

     Investment income and capital gains and losses are recognized in accordance with generally accepted accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

NOTE 3 -- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     VALIC (the "Adviser") serves as investment adviser to the Series. VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. On May 1, 1992, the Adviser entered into a sub-advisory agreement with Bankers Trust Company ("Bankers Trust"), a wholly-owned subsidiary of Bankers Trust New York Corporation, to serve as investment sub-adviser to the Stock Index Fund, the MidCap Index Fund, and the Small Cap Index Fund. On April 29, 1994, the Adviser entered into sub-advisory agreements with T. Rowe Price Associates, Inc. to serve as investment sub-adviser to the Growth Fund and the Science & Technology Fund, and with Value Line, Inc., to serve as investment sub-adviser to the Growth & Income Fund. Sub-advisers are compensated for such services by the Adviser.

     The Adviser receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates: for Stock Index Fund, MidCap Index Fund, Small Cap Index Fund and International Equities Fund
 .35% on the first $500 million and .25% on the excess over $500 million; for Social Awareness Fund, Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund, .50%; for Growth & Income Fund, .75%; for Growth Fund, .80%; for Science & Technology Fund, .90%.

     To the extent that any Fund's accrued expenses for a given month exceed, on an annualized basis, 2% of the Fund's average daily net assets, the Adviser will voluntarily reduce expenses of any such Fund by the amount of the excess. The Adviser may withdraw this voluntary undertaking upon 30 days written notice to the Series.

     On October 31, 1996, the Series entered into an accounting services agreement with VALIC which appointed VALIC as Accounting Services Agent. Under the agreement VALIC will provide, or cause to be provided, certain accounting and administrative services to the Series. During the year ended May 31, 1998, the Series paid VALIC $855,162 for such services provided directly by VALIC.

     VALIC provided to the Series, at cost, certain services associated with the printing of reports to shareholders. During the fiscal year ended May 31, 1998, the Series paid $10,971 for such services.

     During the fiscal year ended May 31, 1998, security transactions were affected between the following Funds at the then current market price with no brokerage commissions incurred:


     SELLER                PURCHASER       COST TO PURCHASER    NET GAIN TO SELLER
--------------------   -----------------   -----------------    ------------------
MidCap Index Fund      Stock Index Fund      $20,433,419          $12,850,048
Stock Index Fund       MidCap Index Fund       1,016,474              600,277
Small Cap Index Fund   MidCap Index Fund          70,400               18,156


     At May 31, 1998, VALIC Separate Account A (a registered separate account of VALIC) and VALIC owned over five percent of the outstanding shares of the following Funds:

                                                                  VALIC SEPARATE
                                                                    ACCOUNT A
                                                                  --------------
Stock Index Fund..............................................         96.95%
MidCap Index Fund.............................................        100.00
Small Cap Index Fund..........................................        100.00
International Equities Fund...................................         99.96
Growth Fund...................................................         97.69
Growth & Income Fund..........................................        100.00
Science & Technology Fund.....................................        100.00
Social Awareness Fund.........................................         99.99
Asset Allocation Fund.........................................         99.95
Capital Conservation Fund.....................................         99.47
Government Securities Fund....................................        100.00
International Government Bond Fund............................        100.00
Money Market Fund.............................................        100.00


     Certain officers and directors of the Series are officers and directors of VALIC or American General Corporation.

NOTE 4 -- INVESTMENT ACTIVITY

     The information in the following table is presented on the basis of cost for federal income tax purposes at May 31,1998.


                                        IDENTIFIED COST          GROSS            GROSS          NET UNREALIZED
                                         OF INVESTMENTS        UNREALIZED        UNREALIZED       APPRECIATION
                                              OWNED           APPRECIATION      DEPRECIATION     (DEPRECIATION)
                                        ------------------------------------------------------------------------
Stock Index Fund ..................     $ 1,690,305,856     $ 1,813,294,495     $ 27,807,645     $ 1,785,486,850
MidCap Index Fund .................         539,426,341         292,072,472       29,012,775         263,059,697
Small Cap Index Fund ..............         191,880,517          70,403,693       16,527,699          53,875,994
International Equities Fund .......         116,325,350          60,941,263       23,709,405          37,231,858
Growth Fund .......................         823,952,075         305,250,052       26,051,256         279,198,796
Growth & Income Fund ..............         204,371,731          73,811,981        6,885,909          66,926,072
Science & Technology Fund .........         933,282,452         138,508,705       46,951,932          91,556,773
Social Awareness Fund .............         286,826,157          51,590,026        4,970,871          46,619,155
Asset Allocation Fund .............         155,071,503          45,808,444        1,941,441          43,867,003
Capital Conservation Fund .........          61,317,620           1,963,553          719,071           1,244,482
Government Securities Fund ........          87,388,386           3,087,643           71,621           3,016,022
International Government
   Bond Fund ......................         158,458,728           5,390,646       11,950,134          (6,559,488)
Money Market Fund .................         191,997,558                  --               --                  --

     The following net realized capital loss carryforwards at May 31, 1998, may be utilized to offset future capital gains.


                                     CAPITAL LOSS CARRYFORWARD  EXPIRATION THROUGH
                                     ----------------------------------------------
Capital Conservation Fund...........        $  517,286              May 31, 2003
Government Securities Fund..........         1,734,344              May 31, 2003
Money Market Fund...................             3,017              May 31, 2004


================================================================================
                         NOTES TO FINANCIAL STATEMENTS
                                                                              78
================================================================================

     During the period, the cost of purchases and proceeds from sales of securities, excluding short term securities were:

                                                Cost of     Proceeds from
                                              Securities   Securities Sold
                                              Purchased       or Matured
                                          --------------    --------------
Stock Index Fund........................  $  405,413,872    $   87,617,371
MidCap Index Fund.......................     213,029,461       185,622,455
Small Cap Index Fund....................     100,497,790        84,751,878
International Equities Fund.............      13,855,496        51,338,982
Growth Fund.............................     573,707,759       381,931,725
Growth & Income Fund....................     206,759,036       183,186,836
Science & Technology Fund...............   1,381,981,685     1,140,937,153
Social Awareness Fund...................     399,387,329       277,756,979
Asset Allocation Fund...................      40,901,054        54,286,294
Capital Conservation Fund...............       8,777,152        14,450,296
Government Securities Fund..............      24,632,462        20,475,563
International Government Bond Fund......      27,372,470        43,955,348


NOTE 5 -- PORTFOLIO SECURITIES LOANED

     To realize additional income, a Fund may lend portfolio securities with a value of up to 30% (33 1/3% in the case of Growth Fund and Science & Technology
Fund) of its total assets. Any such loans will be continuously secured by collateral consisting of cash or U.S. Government securities, maintained in a segregated account, at least equal to the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a Fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund receives income earned on the securities loaned during the lending period and a portion of the interest or rebate earned on the collateral received.


   Portfolio securities on loan at May 31, 1998 are summarized as follows:



                                          Market Value  Collateral Value
                                          ------------  ----------------
Stock Index Fund.......................   $ 11,699,781  $     12,181,300
MidCap Index Fund......................     14,927,604        15,530,058
Small Cap Index Fund...................     13,684,195        14,319,771
International Equities Fund............      4,623,275         4,761,605
Growth & Income Fund...................      5,454,666         5,732,494
Science & Technology Fund..............     26,557,536        27,784,445
Social Awareness Fund..................        893,750           920,000
Asset Allocation Fund..................        439,690           456,252
Capital Conservation Fund..............      2,102,551         2,148,400
                                          ------------  ----------------
   Total...............................   $ 80,383,048  $     83,834,325
                                          ------------  ----------------

NOTE 6 -- INVESTMENT CONCENTRATION

     A significant portion of Government Securities Fund's investments may be in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of the Fund's concentration in such investments, it may be subject to risks associated with U.S. Government sponsored securities. At May 31, 1998, Government Securities Fund had 62% of its net assets invested in such securities.

     At May 31, 1998, International Government Bond Fund had 21% of its net assets invested in securities issued by the Government of Japan and an additional 5% in issues of companies located in Japan and/or denominated in Japanese Yen. Future economic and political developments in a foreign country could adversely affect the liquidity and value of foreign securities or the currency exchange rates from which foreign currencies are translated.

================================================================================
                              FINANCIAL HIGHLIGHTS
                                                                              79
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

STOCK INDEX FUND

                                                                            FISCAL YEAR ENDED MAY 31,
                                                ----------------------------------------------------------------------------------
                                                   1998              1997              1996             1995               1994
                                                ----------        ----------        ----------      --------------      ----------
PER SHARE DATA
Net asset value at beginning of period .......  $    26.09        $    20.69        $    16.81      $        14.39      $    14.36
                                                ----------        ----------        ----------      --------------      ----------
  Income from investment operations:
    Net investment income ....................        0.40              0.39              0.39                0.37            0.35
    Net realized and unrealized gain
     on securities ...........................        7.44              5.57              4.26                2.45            0.12
                                                ----------        ----------        ----------      --------------      ----------
    Total income from investment operations ..        7.84              5.96              4.65                2.82            0.47
                                                ----------        ----------        ----------      --------------      ----------
  Distributions:
    Distributions from net investment
     income ..................................       (0.40)            (0.39)            (0.38)              (0.37)          (0.35)
    Distributions from net realized gain
     on securities ...........................       (0.15)            (0.17)            (0.39)              (0.03)          (0.09)
                                                ----------        ----------        ----------      --------------      ----------
    Total distributions ......................       (0.55)            (0.56)            (0.77)              (0.40)          (0.44)
                                                ----------        ----------        ----------      --------------      ----------
Net asset value at end of period .............  $    33.38        $    26.09        $    20.69      $        16.81      $    14.39
                                                ----------        ----------        ----------      --------------      ----------
TOTAL RETURN .................................       30.30%            29.24%            28.17%              19.98%           3.29%
                                                ==========        ==========        ==========      ==============      ==========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....        0.31%             0.34%             0.35%               0.38%           0.39%
  Ratio of net investment income to
   average net assets ........................        1.33%             1.76%             2.05%               2.44%           2.44%
  Portfolio turnover rate ....................           3%                3%                3%                 14%              3%
  Number of shares outstanding at end
   of period (000's) .........................     104,334            93,687            85,117              75,451          75,494
  Net assets at end of period (000's) ........  $3,482,655        $2,444,200        $1,760,786      $    1,267,992      $1,086,459
  Average net assets during the
   period (000's) ............................  $2,968,059        $2,019,826        $1,498,398      $    1,140,085      $1,030,581
  Average commission rate paid ...............  $   0.0238        $   0.0281               n/a                 n/a             n/a

MIDCAP INDEX FUND

                                                                         FISCAL YEAR ENDED MAY 31,
                                                 --------------------------------------------------------------------
                                                   1998            1997            1996          1995         1994
                                                 --------        --------        --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period .......   $  20.83        $  19.09        $  15.68      $  14.54      $  14.38
                                                 --------        --------        --------      --------      --------
  Income from investment operations:
    Net investment income ....................       0.23            0.24            0.24          0.26          0.23
    Net realized and unrealized gain
     on securities ...........................       5.80            2.95            4.06          1.59          0.28
                                                 --------        --------        --------      --------      --------
    Total income from investment operations ..       6.03            3.19            4.30          1.85          0.51
                                                 --------        --------        --------      --------      --------
  Distributions:
    Distributions from net investment
     income ..................................      (0.23)          (0.24)          (0.24)        (0.26)        (0.23)
    Distributions from net realized gain
     on securities ...........................      (1.36)          (1.21)          (0.65)        (0.45)        (0.12)
                                                 --------        --------        --------      --------      --------
    Total distributions ......................      (1.59)          (1.45)          (0.89)        (0.71)        (0.35)
                                                 --------        --------        --------      --------      --------
Net asset value at end of period .............   $  25.27        $  20.83        $  19.09      $  15.68      $  14.54
                                                 --------        --------        --------      --------      --------
TOTAL RETURN .................................      29.62%          17.48%          28.10%        13.26%         3.52%
                                                 ========        ========        ========      ========      ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....       0.36%           0.40%           0.41%         0.44%         0.46%
  Ratio of net investment income to
   average net assets ........................       0.95%           1.24%           1.36%         1.73%         1.62%
  Portfolio turnover rate ....................         26%             19%             21%           23%           17%
  Number of shares outstanding at end
   of period (000's) .........................     31,830          29,137          28,322        25,988        24,001
  Net assets at end of period (000's) ........   $804,318        $607,061        $540,688      $407,557      $349,041
  Average net assets during the
   period (000's) ............................   $722,652        $554,397        $477,372      $376,486      $285,247
  Average commission rate paid ...............   $ 0.0278        $ 0.0277             n/a           n/a           n/a

================================================================================
                         FINANCIAL HIGHLIGHTS CONTINUED
80
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

SMALL CAP INDEX FUND

                                                                          FISCAL YEAR ENDED MAY 31,
                                                  --------------------------------------------------------------------
                                                     1998           1997            1996          1995          1994
                                                  --------        --------        --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period ........   $  16.18        $  16.25        $  12.49      $  11.52      $  11.28
                                                  --------        --------        --------      --------      --------
  Income from investment operations:
   Net investment income ......................       0.19            0.19            0.20          0.17          0.13
Net realized and unrealized gain
     on securities ............................       3.17            0.93            4.04          0.97          0.58
                                                  --------        --------        --------      --------      --------
   Total income from investment
     operations ...............................       3.36            1.12            4.24          1.14          0.71
                                                  --------        --------        --------      --------      --------
Distributions:
   Distributions from net investment income ...      (0.19)          (0.19)          (0.20)        (0.17)        (0.13)
   Distributions from net realized gain
     on securities ............................      (1.41)          (1.00)          (0.28)           --         (0.34)
                                                  --------        --------        --------      --------      --------
  Total distributions .........................      (1.60)          (1.19)          (0.48)        (0.17)        (0.47)
                                                  --------        --------        --------      --------      --------
Net asset value at end of period ..............   $  17.94        $  16.18        $  16.25      $  12.49      $  11.52
                                                  ========        ========        ========      ========      ========
TOTAL RETURN ..................................      21.34%           7.51%          34.50%         9.98%         6.18%
                                                  ========        ========        ========      ========      ========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets .......       0.39%           0.41%           0.41%         0.44%         0.47%
Ratio of net investment income to
  average net assets ..........................       1.05%           1.34%           1.36%         1.44%         1.10%
Portfolio turnover rate .......................         36%             42%             31%           34%           16%
Number of shares outstanding at
  end of period (000's) .......................     13,777          11,893          11,129        10,136         9,381
Net assets at end of period (000's)  ..........   $247,183        $192,459        $180,785      $126,567      $108,050
Average net assets during the period (000's) ..   $227,757        $178,368        $150,448      $120,298      $ 70,690
Average commission rate paid ..................   $ 0.0162        $ 0.0297             n/a           n/a           n/a

INTERNATIONAL EQUITIES FUND

                                                                                    FISCAL YEAR ENDED MAY 31,
                                                            --------------------------------------------------------------------
                                                              1998            1997            1996          1995         1994
                                                            --------        --------        --------      --------      --------
PER SHARE DATA
Net asset value at beginning of period ..................   $  11.44        $  11.15        $  10.42      $  10.14      $   8.99
                                                            --------        --------        --------      --------      --------
  Income from investment operations:
   Net investment income ................................       0.23            0.20            0.17          0.15          0.11
   Net realized and unrealized gain
     on securities and foreign currencies ...............       0.85            0.63            0.97          0.34          1.17
                                                            --------        --------        --------      --------      --------
     Total income from investment
      operations ........................................       1.08            0.83            1.14          0.49          1.28
                                                            --------        --------        --------      --------      --------
  Distributions:
   Distributions from net investment income .............      (0.24)          (0.19)          (0.17)        (0.15)        (0.11)
   Distributions from net realized gain
     on securities ......................................      (0.33)          (0.35)          (0.24)        (0.06)        (0.02)
                                                            --------        --------        --------      --------      --------
   Total distributions ..................................      (0.57)          (0.54)          (0.41)        (0.21)        (0.13)
                                                            --------        --------        --------      --------      --------
Net asset value at end of period ........................   $  11.95        $  11.44        $  11.15      $  10.42      $  10.14
                                                            ========        ========        ========      ========      ========
TOTAL RETURN ............................................       9.92%           7.74%          11.14%         4.92%        14.31%
                                                            ========        ========        ========      ========      ========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets .................       0.40%           0.42%           0.42%         0.45%         0.47%
Ratio of net investment income to
  average net assets ....................................       1.92%           1.75%           1.65%         1.47%         1.43%
Portfolio turnover rate .................................          9%             12%             20%           14%            7%
Number of shares outstanding at
  end of period (000's) .................................     13,009          15,857          18,497        20,074        17,273
Net assets at end of period (000's)......................   $155,469        $181,437        $206,259      $209,091      $175,183
Average net assets during the period (000's) ............   $165,984        $191,117        $204,792      $199,235      $117,264
Average commission rate paid ............................   $ 0.0332        $ 0.0236             n/a           n/a           n/a

================================================================================
                         FINANCIAL HIGHLIGHTS CONTINUED
                                                                              81
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

GROWTH FUND

                                                                                                            PERIOD FROM
                                                                    FISCAL YEAR ENDED MAY 31,              APRIL 29, 1994
                                                     -----------------------------------------------------      TO
                                                       1998            1997           1996          1995    MAY 31, 1994
                                                     -----------       --------      ---------   ---------   ------------
PER SHARE DATA
Net asset value at beginning of period ...........   $    17.62        $  16.49      $  11.43    $   9.87    $ 10.00(1)
                                                     -----------       --------      ---------   ---------   -------
  Income (loss) from investment operations:
    Net investment (loss) income .................        (0.02)           0.02          0.11        0.04       0.01
    Net realized and unrealized gain (loss)
     on securities ...............................         4.82            1.45          5.27        1.56      (0.13)
                                                     -----------       --------      ---------   ---------   -------
    Total income (loss) from investment
     operations ..................................         4.80            1.47          5.38        1.60      (0.12)
                                                     -----------       --------      ---------   ---------   -------
  Distributions:
    Distributions from net investment income .....        (0.01)          (0.01)        (0.09)      (0.04)     (0.01)
    Distributions from net realized gain (loss)
     on securities ...............................        (0.33)          (0.33)        (0.23)         --         --
                                                     -----------       ---------     ---------   ---------   -------
    Total distributions ..........................        (0.34)          (0.34)        (0.32)      (0.04)     (0.01)
                                                     -----------       ---------     ---------   ---------   -------
Net asset value at end of period .................   $    22.08        $  17.62      $  16.49    $  11.43    $  9.87
                                                     ===========       =========     =========   =========   =======
TOTAL RETURN .....................................        27.41%           9.00%        47.46%      16.25%     (1.19)%
                                                     ===========       =========     =========   =========   =======

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ........         0.84%           0.86%         0.83%       0.91%      0.08%
  Ratio of net investment (loss) income to
   average net assets ............................        (0.11%)          0.09%         0.89%       0.41%      0.11%
  Portfolio turnover rate ........................           43%             40%           36%         61%         0%
  Number of shares outstanding at end
   of period (000's) .............................       49,832          42,422        25,826       8,800      1,001
  Net assets at end of period (000's) ............   $1,100,137        $747,654      $425,787    $100,614    $ 9,885
  Average net assets during the period (000's) ...   $  946,335        $588,056      $238,228    $ 42,232    $ 9,944
  Average commission rate paid ...................   $   0.0474        $ 0.0499           n/a         n/a        n/a

(1) The net asset value at the beginning of the period is as of commencement of operations on April 29, 1994.

GROWTH & INCOME FUND

                                                                                                            PERIOD FROM
                                                                    FISCAL YEAR ENDED MAY 31,              APRIL 29, 1994
                                                     -----------------------------------------------------      TO
                                                       1998            1997           1996          1995    MAY 31, 1994
                                                     ---------       ---------       --------      --------    ----------
PER SHARE DATA
Net asset value at beginning of period ...........   $  16.86        $  14.78        $  11.09      $  9.87     $10.00(1)
                                                     ---------       ---------       --------      --------    ------
  Income (loss) from investment operations:
    Net investment income ........................       0.08            0.10            0.08         0.09       0.02
    Net realized and unrealized gain (loss)
     on securities ...............................       3.26            2.38            3.77         1.22      (0.13)
                                                     ---------       ---------       --------      --------    ------
    Total income (loss) from investment
     operations ..................................       3.34            2.48            3.85         1.31      (0.11)
                                                     ---------       ---------       --------      --------    ------
  Distributions:
    Distributions from net investment income .....      (0.08)          (0.10)          (0.07)       (0.09)     (0.02)
    Distributions from net realized gain (loss)
     on securities ...............................      (0.21)          (0.29)          (0.09)          --         --
                                                     ---------       ---------       ---------     --------    ------
    Total distributions ..........................      (0.29)          (0.39)          (0.16)       (0.09)     (0.02)
                                                     ---------       ---------       ---------     --------    ------
Net asset value at end of period .................   $  19.91        $  16.87        $  14.78      $ 11.09     $ 9.87
                                                     =========       =========       =========     ========    ======
TOTAL RETURN .....................................      19.87%          17.08%          34.85%       13.35%     (1.11)%
                                                     =========       =========       =========     ========    ======

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ........       0.80%           0.81%           0.79%        0.86%      0.07%
  Ratio of net investment income to
   average net assets ............................       0.43%           0.70%           0.63%        0.93%      0.22%
  Portfolio turnover rate ........................         78%             45%             64%          97%        11%
  Number of shares outstanding at end
   of period (000's) .............................     13,619          12,422           7,685        3,867      1,002
  Net assets at end of period (000's) ............   $271,159        $209,545        $113,546      $42,867     $9,890
  Average net assets during the period (000's) ...   $252,647        $161,226        $ 75,158      $21,910     $9,946
  Average commission rate paid ...................   $ 0.0500        $ 0.0500             n/a          n/a        n/a

(1) The net asset value at the beginning of the period is as of commencement of operations on April 29, 1994.

================================================================================
                         FINANCIAL HIGHLIGHTS CONTINUED
82
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

SCIENCE & TECHNOLOGY FUND

                                                                                                           PERIOD FROM
                                                                    FISCAL YEAR ENDED MAY 31,             APRIL 29, 1994
                                                   -----------------------------------------------------       TO
                                                      1998              1997           1996        1995    MAY 31, 1994
                                                   -----------       ---------     ---------   ---------  --------------
PER SHARE DATA
Net asset value at beginning of period ..........  $     19.88       $   20.48     $   14.43   $    9.83   $  10.00(1)
                                                   -----------       ---------     ---------   ---------   --------
  Income (loss) from investment operations:
    Net investment (loss) income ................        (0.09)           --            --          0.03       --
    Net realized and unrealized gain (loss)
     on securities and foreign currencies .......         2.28            0.33          8.08        4.72      (0.17)
                                                   -----------       ---------     ---------   ---------   --------
   Total income (loss) from investment
     operations .................................         2.19            0.33          8.08        4.75      (0.17)
                                                   -----------       ---------     ---------   ---------   --------
  Distributions:
    Distributions from net investment income ....         --              --            --         (0.02)      --
    Distributions from net realized gain
     on securities ..............................         --             (0.93)        (2.03)      (0.13)      --
                                                   -----------       ---------     ---------   ---------   --------
   Total distributions ..........................         --             (0.93)        (2.03)      (0.15)      --
                                                   -----------       ---------     ---------   ---------   --------
Net asset value at end of period ................  $     22.07       $   19.88     $   20.48   $   14.43   $   9.83
                                                   ===========       =========     =========   =========   ========
TOTAL RETURN ....................................        10.85%           1.81%        58.28%      48.61%     (1.66)%
                                                   ===========       =========     =========   =========   ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets .......         0.95%           0.96%         0.94%       1.00%      0.08%
  Ratio of net (loss) investment income to
   average net assets ...........................        (0.46)%         (0.29)%       (0.07)%      0.36%      0.04%
  Portfolio turnover rate .......................          128%            122%          116%        121%         0%
  Number of shares outstanding at end
   of period (000's) ............................       46,355          40,484        27,696      11,550      1,001
  Net assets at end of period (000's) ...........  $ 1,023,141       $ 804,982     $ 567,187   $ 166,683   $  9,834
  Average net assets during the period (000's) ..  $   949,947       $ 664,608     $ 363,087   $  64,974   $  9,918
  Average commission rate paid ..................  $    0.0455       $  0.0393           n/a         n/a        n/a

(1) The net asset value at the beginning of the period is as of commencement of operations on April 29, 1994.

SOCIAL AWARENESS FUND

                                                                     FISCAL YEAR ENDED MAY 31,
                                                ----------------------------------------------------------------
                                                    1998           1997           1996        1995       1994
                                                ---------       ---------       --------    --------    --------
PER SHARE DATA
Net asset value at beginning of period .......  $   17.90       $   15.49       $  13.02    $  11.98    $  12.12
                                                ---------       ---------       --------    --------    --------
  Income from investment operations:
    Net investment income ....................       0.23            0.24           0.26        0.27        0.26
    Net realized and unrealized gain (loss)
     on securities ...........................       5.07            4.19           3.37        1.75       (0.02)
                                                ---------       ---------       --------    --------    --------
    Total income from investment operations ..       5.30            4.43           3.63        2.02        0.24
                                                ---------       ---------       --------    --------    --------
  Distributions:
    Distributions from net investment
     income ..................................      (0.23)          (0.24)         (0.25)      (0.27)      (0.26)
    Distributions from net realized gain
     on securities ...........................      (0.81)          (1.78)         (0.91)      (0.71)      (0.12)
                                                ---------       ---------       --------    --------    --------
    Total distributions ......................      (1.04)          (2.02)         (1.16)      (0.98)      (0.38)
                                                ---------       ---------       --------    --------    --------
Net asset value at end of period .............  $   22.16       $   17.90       $  15.49    $  13.02    $  11.98
                                                =========       =========       ========    ========    ========
TOTAL RETURN .................................      30.34%          30.48%         28.85%      18.19%       1.97%
                                                =========       =========       ========    ========    ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....       0.54%           0.56%          0.56%       0.58%       0.60%
  Ratio of net investment income to
   average net assets ........................       1.17%           1.53%          1.80%       2.22%       2.19%
  Portfolio turnover rate ....................        120%            109%           117%        148%         83%
  Number of shares outstanding at end
   of period (000's) .........................     15,080           8,677          5,220       4,143       3,817
  Total net assets at end of period (000's) ..  $ 334,167       $ 155,349       $ 80,887    $ 53,927    $ 45,729
  Average net assets during the
   period (000's) ............................  $ 240,782       $ 106,139       $ 66,888    $ 47,942    $ 41,002
  Average commission rate paid ...............  $  0.0431       $  0.0400            n/a         n/a         n/a

================================================================================
                         FINANCIAL HIGHLIGHTS CONTINUED
                                                                              83
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

ASSET ALLOCATION FUND

                                                                           FISCAL YEAR ENDED MAY 31,
                                                ---------------------------------------------------------------------------------
                                                    1998           1997              1996              1995              1994
                                                ---------       ---------       -------------     -------------     -------------
PER SHARE DATA
Net asset value at beginning of period .......  $   12.57       $   12.55       $       11.24     $       10.84     $       11.18
                                                ---------       ---------       -------------     -------------     -------------
  Income from investment operations:
    Net investment income ....................       0.41            0.77                0.44              0.44              0.37
    Net realized and unrealized gain (loss)
     on securities ...........................       2.24            1.44                1.53              0.82             (0.15)
                                                ---------       ---------       -------------     -------------     -------------
    Total income from investment operations ..       2.65            2.21                1.97              1.26              0.22
                                                ---------       ---------       -------------     -------------     -------------
  Distributions:
    Distributions from net investment
     income ..................................      (0.41)          (0.78)              (0.44)            (0.44)            (0.37)
    Distributions from net realized gain
     on securities ...........................      (0.79)          (1.41)              (0.22)            (0.42)            (0.19)
                                                ---------       ---------       -------------     -------------     -------------
    Total distributions ......................      (1.20)          (2.19)              (0.66)            (0.86)            (0.56)
                                                ---------       ---------       -------------     -------------     -------------
Net asset value at end of period .............  $   14.02       $   12.57       $       12.55     $       11.24     $       10.84
                                                =========       =========       =============     =============     =============
TOTAL RETURN .................................      21.94%          15.89%              17.90%            12.43%             1.86%
                                                =========       =========       =============     =============     =============

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....       0.54%           0.57%               0.57%             0.58%             0.59%
  Ratio of net investment income to
   average net assets ........................       3.02%           3.26%               3.62%             4.03%             3.24%
  Portfolio turnover rate ....................         24%            103%                119%              133%               76%
  Number of shares outstanding at end
   of period (000's) .........................     14,269          14,107              15,142            16,319            17,956
  Total net assets at end of period (000's) ..  $ 200,099       $ 177,347       $     190,024     $     183,393     $     194,576
  Average net assets during the
   period (000's) ............................  $ 188,184       $ 179,615       $     187,576     $     186,487     $     185,036
  Average commission rate paid ...............  $  0.0205       $  0.0401                 n/a               n/a               n/a

CAPITAL CONSERVATION FUND

                                                                       FISCAL YEAR ENDED MAY 31,
                                                --------------------------------------------------------------------
                                                   1998          1997           1996           1995           1994
                                                --------       --------       --------       --------      ---------
PER SHARE DATA
Net asset value at beginning of period .......  $   9.31       $   9.23       $   9.52       $   9.13       $   9.87
                                                --------       --------       --------       --------       --------
  Income (loss) from investment operations:
    Net investment income ....................      0.61           0.62           0.62           0.63           0.61
    Net realized and unrealized gain (loss)
     on securities ...........................      0.37           0.08          (0.29)          0.39          (0.69)
                                                --------       --------       --------       --------       --------
    Total income (loss) from investment
     operations ..............................      0.98           0.70           0.33           1.02          (0.08)
                                                --------       --------       --------       --------       --------
  Distributions:
    Distributions from net investment
     income ..................................     (0.61)         (0.62)         (0.62)         (0.63)         (0.61)
    Distributions from net realized gain
     on securities ...........................      --             --             --             --            (0.05)
                                                --------       --------       --------       --------       --------
    Total distributions ......................     (0.61)         (0.62)         (0.62)         (0.63)         (0.66)
                                                --------       --------       --------       --------       --------
Net asset value at end of period .............  $   9.68       $   9.31       $   9.23       $   9.52       $   9.13
                                                ========       ========       ========       ========       ========
TOTAL RETURN .................................     10.76%          7.75%          3.41%         11.80%         (1.13)%
                                                ========       ========       ========       ========       ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....      0.54%          0.57%          0.57%          0.58%          0.59%
  Ratio of net investment income to
   average net assets ........................      6.32%          6.59%          6.47%          6.88%          6.24%
  Portfolio turnover rate ....................        14%            45%            80%           100%            55%
  Number of shares outstanding at end
   of period (000's) .........................     6,577          7,168          7,604          6,935          6,712
  Total net assets at end of period (000's) ..  $ 63,654       $ 66,747       $ 70,212       $ 66,031       $ 61,305
  Average net assets during the
   period (000's) ............................  $ 66,996       $ 69,352       $ 70,271       $ 61,568       $ 59,210

================================================================================
                         FINANCIAL HIGHLIGHTS CONTINUED
84
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

GOVERNMENT SECURITIES FUND

                                                                       FISCAL YEAR ENDED MAY 31,
                                                --------------------------------------------------------------------
                                                   1998           1997           1996           1995          1994
                                                --------       --------       --------       --------       --------
PER SHARE DATA
Net asset value at beginning of period .......  $   9.67       $   9.61       $   9.89       $   9.55       $  10.30
                                                --------       --------       --------       --------       --------

  Income (loss) from investment operations:
    Net investment income ....................      0.58           0.59           0.61           0.60           0.55
    Net realized and unrealized gain (loss)
     on securities ...........................      0.42           0.06          (0.28           0.35          (0.59)
                                                --------       --------       --------       --------       --------
    Total income (loss) from investment
     operations ..............................      1.00           0.65           0.33           0.95          (0.04)
                                                --------       --------       --------       --------       --------
  Distributions:
    Distributions from net investment
     income ..................................     (0.58)         (0.59)         (0.61)         (0.61)         (0.55)
    Distributions from net realized gain
     on securities ...........................      --             --             --             --            (0.16)
                                                --------       --------       --------       --------       --------
    Total distributions ......................     (0.58)         (0.59)         (0.61)         (0.61)         (0.71)
                                                --------       --------       --------       --------       --------
Net asset value at end of period .............  $  10.09       $   9.67       $   9.61       $   9.89       $   9.55
                                                ========       ========       ========       ========       ========
TOTAL RETURN .................................     10.60%          6.94%          3.32%         10.43%         (0.66)%
                                                ========       ========       ========       ========       ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....      0.54%          0.56%          0.56%          0.58%          0.59%
  Ratio of net investment income to
   average net assets ........................      5.82%          6.11%          6.21%          6.36%          5.44%
  Portfolio turnover rate ....................        24%            38%            36%           229%            85%
  Number of shares outstanding at end
   of period (000's) .........................     9,129          8,672          8,164          5,478          4,544
  Total net assets at end of period (000's) ..  $ 92,120       $ 83,827       $ 78,423       $ 54,174       $ 43,401
  Average net assets during the
   period (000's) ............................  $ 87,574       $ 83,293       $ 68,017       $ 45,200       $ 41,596

INTERNATIONAL GOVERNMENT BOND FUND

                                                                         FISCAL YEAR ENDED MAY 31,
                                                ----------------------------------------------------------------------
                                                   1998            1997            1996            1995         1994
                                                ---------       ---------       ---------       --------      --------
PER SHARE DATA
Net asset value at beginning of period .......  $   11.33       $   11.79       $   12.72       $  10.97      $  11.16
                                                ---------       ---------       ---------       --------      --------

  Income (loss) from investment operations:
    Net investment income ....................       0.56            0.63            0.65           0.65          0.62
    Net realized and unrealized gain (loss)
     on securities and foreign currencies ....      (0.26)          (0.49)          (0.89)          1.80         (0.20)
                                                ---------      ----------       ---------       --------      --------
    Total income (loss) from investment
     operations ..............................       0.30            0.14           (0.24)          2.45          0.42
                                                ---------      ----------       ---------       --------      --------
  Distributions:
    Distributions from net investment
     income ..................................      (0.20)          (0.58)          (0.68)         (0.70)        (0.60)
    Distributions from net realized gain
     on securities ...........................      (0.01)          (0.02)          (0.01)          --           (0.01)
                                                ---------      ----------       ---------       --------      --------
      Total distributions ....................      (0.21)          (0.60)          (0.69)         (0.70)        (0.61)
                                                ---------      ----------       ---------       --------      --------
Net asset value at end of period .............  $   11.42       $   11.33       $   11.79       $  12.72      $  10.97
                                                =========      ==========       =========       ========      ========
TOTAL RETURN .................................       2.65%           1.13%          (1.91)%        23.23%         3.87%
                                                =========      ==========       =========       ========      ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets ....       0.55%           0.56%           0.56%          0.59%         0.48%
  Ratio of net investment income to
   average net assets ........................       4.70%           5.13%           5.45%          5.83%         5.87%
  Portfolio turnover rate ....................         17%              4%             11%             6%            3%
  Number of shares outstanding at end
   of period (000's) .........................     13,646          15,680          12,073          6,111         3,741
  Total net assets at end of period (000's) ..  $ 155,783       $ 177,709       $ 142,383       $ 77,734      $ 41,028
  Average net assets during the
   period (000's) ............................  $ 168,439       $ 166,147       $ 114,693       $ 51,451      $ 33,561

================================================================================
                         FINANCIAL HIGHLIGHTS CONTINUED
                                                                             85
================================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date.

MONEY MARKET FUND

                                                                         FISCAL YEAR ENDED MAY 31,
                                                 --------------------------------------------------------------------
                                                    1998            1997            1996         1995          1994
                                                 ----------      ----------      ---------     ---------     --------
PER SHARE DATA
Net asset value at beginning of period ........  $    1.00       $    1.00       $   1.00      $   1.00      $   1.00
                                                 ----------      ----------      ---------     ---------     --------
  Income from investment operations:
    Net investment income .....................       0.05            0.05           0.05          0.05          0.03
                                                 ----------      ----------      ---------     ---------     --------
  Distributions:
    Distributions from net investment income ..      (0.05)          (0.05)         (0.05)        (0.05)        (0.03)
                                                 ----------      ----------      ---------     ---------     --------
Net asset value at end of period ..............  $    1.00       $    1.00       $   1.00      $   1.00      $   1.00
                                                 ==========      ==========      =========     =========     ========
TOTAL RETURN ..................................       5.25%           5.02%          5.26%         4.90%         2.83%
                                                 ==========      ==========      =========     =========     ========

RATIOS/SUPPLEMENTAL DATA
  Ratio of expenses to average net assets .....       0.54%           0.57%          0.57%         0.57%         0.58%
  Ratio of net investment income to
   average net assets .........................       5.14%           4.95%          5.14%         4.75%         2.78%
  Number of shares outstanding at end of
   period (000's) .............................    190,975         128,125         83,618        82,256        50,534
  Total net assets at end of period (000's) ...  $ 190,975       $ 128,125       $ 83,618      $ 82,254      $ 50,533
  Average net assets during the
   period (000's) .............................  $ 150,625       $ 113,882       $ 84,271      $ 67,021      $ 46,222

===============================================================================
                         REPORT OF INDEPENDENT AUDITORS
===============================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
AMERICAN GENERAL SERIES PORTFOLIO COMPANY

We have audited the accompanying statements of net assets of Stock Index Fund, MidCap Index Fund, Small Cap Index Fund, International Equities Fund, Growth Fund, Growth & Income Fund, Science & Technology Fund, Social Awareness Fund, Asset Allocation Fund (formerly the Timed Opportunity Fund), Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund (such "Funds" comprising the American General Series Portfolio Company) as of May 31, 1998. We have also audited for each of the Funds the related statement of operations for the year ended May 31, 1998, the statement of changes in net assets for each of the two years in the period ended May 31, 1998, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising the American General Series Portfolio Company at May 31, 1998, the results of their operations and the changes in their net assets for the periods identified above, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP
Houston, Texas
July 2, 1998

American General Series Portfolio Company
BOARD OF DIRECTORS
Norman Hackerman
John W. Lancaster
Ben H. Love
Joe C. Osborne
F. Robert Paulsen
Peter V. Tuters
R. Miller Upton
Thomas L. West, Jr.
DISTRIBUTOR
The Variable Annuity Marketing
Company (VAMCO)
2929 Allen Parkway
Houston, Texas 77019
CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
INVESTMENT ADVISER
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019
INVESTMENT SUB-ADVISERS
Bankers Trust Company
1 Bankers Trust Plaza
New York, New York 10006

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Value Line, Inc.
220 East 42nd Street
New York, New York 10017-5891
Independent Auditors
Ernst & Young LLP
1221 McKinney
Houston, Texas 77010

SHAREHOLDER SERVICE AGENT
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019
OFFICERS
Thomas L. West, Jr.,
    Chairman and President
Craig R. Rodby,
    Executive Vice President
Michael G. Atnip,
    Executive Vice President
Norman Jaskol,
    Vice President and
    Senior Investment Officer
Brent C. Nelson,
    Vice President
Maruti D. More,
    Vice President and Investment Officer
Teresa S. Moro,
    Vice President and Investment Officer
John W. Mossbarger,
    Vice President and Investment Officer
Leon A. Olver,
    Vice President and Investment Officer
William Trimbur, Jr.,
    Vice President and Investment Officer
Cynthia A. Toles,
    General Counsel and Secretary
Gregory R. Seward,
    Treasurer
Kathryn A. Pearce,
    Controller
Nori L. Gabert,
    Assistant Secretary
Jaime M. Sepulveda,
    Assistant Treasurer
Earl E. Allen, Jr.,
    Assistant Treasurer
Donna L. Hathaway,
    Assistant Controller
Cynthia A. Gibbons,
    Assistant Vice President





    This report is for the information of the shareholders and variable contract owners participating in the American General Series Portfolio Company. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

    If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your account representative.

    "Standard & Poor's(R)", "Standard & Poor's MidCap 400 Index" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.
(C)1998 The Variable Annuity Life Insurance Company, Houston Texas VALIC is a registered service mark of The Variable Annuity Life Insurance Company.

                   America's Retirement Plan Specialists(SM)

                                  [VALIC LOGO]                         (R)

                                 PRINTED MATTER
                     PRINTED IN U.S.A.  VA9017-1  REV 2/99
          The Variable Annuity Life Insurance Company, Houston, Texas

                                      APPENDIX D

                      AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                      SEMI-ANNUAL REPORT DATED NOVEMBER 30, 1998

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1998


                                    American
                                     General
                                     Series
                                    Portfolio
                                     Company



                                 [FRONT COVER]

================================================================================
AMERICAN GENERAL SERIES PORTFOLIO COMPANY - SEMI-ANNUAL REPORT NOVEMBER 30, 1998
================================================================================



TABLE OF CONTENTS

CHAIRMAN'S LETTER...............................................................   1
STOCK INDEX FUND................................................................   4
MIDCAP INDEX FUND...............................................................  12
SMALL CAP INDEX FUND............................................................  19
INTERNATIONAL EQUITIES FUND.....................................................  36
GROWTH FUND.....................................................................  42
GROWTH & INCOME FUND............................................................  45
SCIENCE & TECHNOLOGY FUND.......................................................  49
SOCIAL AWARENESS FUND...........................................................  52
ASSET ALLOCATION FUND...........................................................  59
CAPITAL CONSERVATION FUND.......................................................  68
GOVERNMENT SECURITIES FUND......................................................  71
INTERNATIONAL GOVERNMENT BOND FUND..............................................  73
MONEY MARKET FUND...............................................................  78
NOTES TO FINANCIAL STATEMENTS...................................................  81
FINANCIAL HIGHLIGHTS............................................................  84
SUPPLEMENTARY INFORMATION.......................................................  90

================================================================================
                             AGSPC CHAIRMAN'S LETTER                           1
================================================================================

Dear Valued Customer,

It is my pleasure to introduce American General Series Portfolio Company's (AGSPC) November 30, 1998 Semi-Annual Report for your review. In this report, you will find financial and performance information for AGSPC's 13 funds for the six-month period ending November 30, 1998. Through your variable annuity contract, you are permitted to invest in one or more of the funds described in this report. Please refer to the chart on page three to determine which funds are available under your contract.

MARKET CONDITIONS

The six-month period ended November 30 was a volatile period for securities markets. Specifically, the third calendar quarter (contained in the period) was a wake-up call to many investors who expected the U.S. bull market to rage on ad infinitum. The Standard & Poor's 500 Index (S&P 500(R)) closed down 10% for the quarter, making it the first down quarter in over three years and by far the worst quarter in eight years. The negative impact of the overseas markets on U.S. shores deepened with the economic crises in Japan, other points in Asia, and emerging markets acting as the main catalyst. For the quarter, the average diversified domestic equity portfolio declined a negative 15% and the average diversified international equity portfolio lost 16%. Fortunately, the third-quarter performance was a market correction, and very-strong equity market performance in October and November served to more than offset it. As a result, equity market returns for the entire six months ended November 30 were favorable, and the S&P 500 displayed a 7.49% total return for the period.

Although it was a good period for the overall equity market, it was a difficult environment for active equity managers who seek to maintain broadly diversified portfolios relative to the S&P 500, because the strong performance of large-cap stocks far outran that of the mid-cap and small-cap sectors. To illustrate, the Lipper Mid-Cap Funds Index and Small-Cap Funds Index showed negative returns of 5% and 14%, respectively, for the six-month period.

On the fixed income side, the market shrugged off the disruptive effect of Long-Term Capital Management's debacle in August, and enjoyed a low-inflation environment and a Fed easing of interest rates. As a result, the bond market returns, as reflected in the Lehman Aggregate Bond Index's 5% total return for the period, was favorable.

FUND RETURNS (1)

Indexed Funds Indexed Funds are designed to emulate the performance of their respective indices. All four of our equity indexed funds provided slightly better than index returns.

o The large capitalization Stock Index Fund returned 7.83% before expenses, with a positive tracking difference of 0.34 over the S&P 500 Index.

o Although S&P 500 Index returns were positive, both MidCap S&P 400 and SmallCap Russell 2000(R) Indices had negative returns. However, our MidCap Index Fund tracked the MidCap 400(R) with a positive 0.30 difference, returning -1.26% before expenses.

o Similarly, the Small Cap Index Fund tracked the Russell 2000 Index with a positive 0.46~variance, returning -11.89% before expenses.

o The International Equities Fund tracked the EAFE Index with a positive 0.10 difference and returned 0.44% before expenses.

Managed Funds

o The Science & Technology Fund was our best performing managed stock fund, as it returned 10.21%, 2.72 above the S&P 500 Index before expenses.

o The Social Awareness Fund was the next best performing managed stock fund, with a return of 7.30%, 0.19 below the S&P 500 Index before expenses. The absence of tobacco stocks in the Fund detracted from the performance, as tobacco stocks were the best performing group in the S&P 500 Index with a return of about 50%.

o AGSPC's Growth Fund which concentrates on companies with above average growth potential in the service sectors, recorded a negative return of 2.88% before expenses with a difference of 10.37 below the S&P 500. The fund return was negatively impacted because of the holdings largely in the mid-cap media service sector, which underperformed large-cap stocks.

o The Growth & Income Fund utilizes the stock selection process of the Value Line Ranking System which tends to emphasis small and mid-sized companies. The fund underperformed the larger capitalization issues in the S&P 500 by
     10.06 with a return of -2.57% before expenses.

o The Asset Allocation Fund returned 5.26% and underperformed the relevant blended Index by 1.65 before expenses. Due to the flight to quality, bonds lagged while stocks tracked their ~relevant indices.

Bond Funds

In general, bond funds underperformed the relevant indices due to flight to quality concerns brought on by crises in Russia, Southeast Asia, Brazil, and the Long-Term Capital hedge fund recapitalization.

o The best relative return was produced by the Money Market Fund with a return of 2.81%, ~0.50 over the NYC CD Index.

o International Government Bond returned 11.33%, and underperformed the relevant Index by 0.43.

o The Government Securities Fund returned 5.77%, and underperformed the long term Treasury Index by 1.14 due to spread widening in Agency Securities.

o The Capital Conservation Fund returned 2.93%, and underperformed the relevant Corporate Bond Index by 1.27 due to spread widening associated with less liquid corporate bonds.

All bond fund returns are before expenses.

FUTURE OUTLOOK

While international markets outside of North America and Europe remain unsettled, the U. S. economy is experiencing unprecedented prosperity. The Western European economy should get an additional boost by the introduction of the common currency, the Euro, at the start of 1999. Furthermore, with worldwide inflation rates low, and the Fed wary of weakness in Asia and emerging markets, it appears that we can expect a continuation of the current stable rate environment. As a result, the outlook for bond and equity markets is excellent. In fact, some of our equity portfolios may even get a boost in future performance from a "snap back" in the valuations of small and mid-cap issues relative to the very large-cap issues that have led the market in recent quarters. Additionally, the larger-than-expected U.S. Government budget surplus is bullish for bond markets. In short, the future looks promising.

With the prospect of another good year ahead, I hope that you will continue to trust your future with us. I assure you that we continue to strive to provide you with a variety of quality options to meet your investment needs. In today's environment of rapidly changing markets, the commitment to your financial security remains American General Series Portfolio Company's highest priority. Thank you for your continued confidence in our ability to invest your funds wisely.

                                      Sincerely,

                                      /s/ THOMAS L. WEST, JR.

                                      Thomas L. West, Jr., Chairman
January 21, 1999                      American General Series Portfolio Company

FUND RETURNS(1) TO INDEX
6 Months Ended 11/30/98




                                    [GRAPH]





(1) Represents fund performance before subtracting expenses. See page two for applicable fund expenses and fund level returns after expenses.

================================================================================
2                       AGSPC CHAIRMAN'S LETTER CONTINUED
================================================================================


FUND RETURNS AND TRACKING DIFFERENCES
For the six months ended November 30, 1998


                                                               (1)        (2)       (3)         (4)        (5)
                                                                                    FUND       TOTAL
                                                                                 PERFORMANCE   INDEX
                                                                                   BEFORE      RETURN
                                                                                 SUBTRACTING  INCLUDING   TRACKING
                                                               FUND       FUND     EXPENSES  REINVESTED  DIFFERENCE
AGSPC FUND/RELEVANT MARKET INDEX                             RETURN(a)  EXPENSES   (1) + (2)  DIVIDENDS  (3) - (4)
--------------------------------                             ---------  --------   ---------  ---------  ---------
INDEXED FUNDS:
Stock Index Fund / S&P 500 ..............................      7.67%      0.16%      7.83%      7.49%      0.34
MidCap Index Fund /
 Standard & Poor's MidCap 400 ...........................     (1.42)      0.16      (1.26)     (1.56)      0.30
Small Cap Index Fund / Russell 2000......................    (12.09)      0.20     (11.89)    (12.35)      0.46
International Equities Fund / EAFE ......................      0.23       0.21       0.44       0.34       0.10

MANAGED FUNDS:
Growth Fund / S&P 500 ...................................     (3.31)      0.43      (2.88)      7.49     (10.37)
Growth & Income Fund / S&P 500 ..........................     (2.97)      0.40      (2.57)      7.49     (10.06)
Science & Technology Fund / S&P 500 .....................      9.74       0.47      10.21       7.49       2.72
Social Awareness Fund / S&P 500 .........................      7.02       0.28       7.30       7.49      (0.19)
Asset Allocation Fund / Benchmark(b) ....................      4.98       0.28       5.26       6.91      (1.65)
Capital Conservation Fund /
 Merrill Lynch Corporate Master Bond ....................      2.65       0.28       2.93       4.20      (1.27)
Government Securities Fund /
 Lehman Brothers U.S. Treasury ..........................      5.49       0.28       5.77       6.91      (1.14)
International Government Bond Fund /
 Salomon Brothers Non U.S. Gov't Bond ...................     11.05       0.28      11.33      11.76      (0.43)
Money Market Fund / 30 Day Certificate of Deposit
 Primary Offering Rate by New York City Banks
 (NYC 30 Day CD Rate)....................................      2.53       0.28       2.81       2.31       0.50

(a) Fund level returns are net of investment management fees and other fund expenses, but ~do not reflect charges specified in annuity contracts for mortality and expense guarantees, administrative fees, or surrender charges.

(b) Benchmark consists of 55% S&P 500 Index, 35% Merrill Lynch Corporate and Government Master Index, and 10% NYC 30 Day CD Rate.


SUMMARY OF NET ASSET VALUES PER SHARE
AND PER SHARE DISTRIBUTIONS


                                                                                                       DISTRIBUTIONS FROM NET
                                                                                                       INVESTMENT INCOME AND
                                                                                                         NET REALIZED GAINS
                                                                          NET ASSET VALUES                 ON SECURITIES
                                                                  ---------------------------------   -----------------------
                                                                  (UNAUDITED)          (UNAUDITED)
                                                                  NOVEMBER 30, MAY 31,  NOVEMBER 30,  12/1/97 TO    6/1/98 TO
FUND                                                                 1997       1998       1998       5/31/98        11/30/98
----                                                              ------------ ------- -------------  ----------    ---------

Stock Index (emulate S&P 500)...................................    $29.38     $33.38     $35.73       $ 0.36        $ 0.20
MidCap Index (emulate MidCap 400) ..............................     23.98      25.27      24.79         1.47          0.11
Small Cap Index (emulate Russell 2000)..........................     18.32      17.94      15.67         1.50          0.10
International Equities
 (foreign long term growth stocks) .............................     10.83      11.95      11.84         0.43          0.13
Growth Fund (long term growth of capital) ......................     20.01      22.08      21.35         0.34          0.00
Growth & Income Fund (long term growth
 of capital and current income) ................................     19.20      19.91      19.28         0.25          0.04
Science & Technology Fund (long term growth
 of capital) ...................................................     20.98      22.07      24.22         0.00          0.00
Social Awareness (social criteria growth stocks) ...............     20.12      22.16      23.60         0.93          0.11
Asset Allocation (asset allocation) ............................     13.65      14.02      14.51         1.00          0.20
Capital Conservation (quality corporate bonds) .................      9.61       9.68       9.64         0.32          0.30
Government Securities (intermediate and
 long term government bonds) ...................................      9.99      10.09      10.36         0.29        (0.28)
International Government Bond (high quality
 foreign government debt securities) ...........................     11.27      11.42      12.50         0.02         0.18
Money Market (money market instruments) ........................      1.00       1.00       1.00         0.02         0.03


The change in net asset value of the funds will not be the same as the change in the accumulation unit value of your annuity contract because (1) the change in net asset value does not reflect the reinvestment of income and capital gain distributions and (2) the mortality and expense charges described in your annuity contract are not included.

================================================================================
                        AGSPC CHAIRMAN'S LETTER CONTINUED                     3
================================================================================


FUNDS AVAILABLE UNDER VARIABLE ANNUITY CONTRACTS


                                                                                                                AMERICAN GENERAL
                                                                                                                      LIFE
                                                 VALIC SEPARATE ACCOUNT A CONTRACT FORM                         INSURANCE COMPANY
                                           ------------------------------------------------------------------  -------------------
                                                                                                               SEPARATE ACCOUNT A
                                           PORTFOLIO PORTFOLIO PORTFOLIO PORTFOLIO INDEPEN-           GROUP    -------------------
                                           DIRECTOR  DIRECTOR  DIRECTOR  DIRECTOR   DENCE              UNIT                 NON
FUND                                         PLUS        2         1          T     PLUS    IMPACT   PURCHASE  QUALIFIED QUALIFIED
----                                       --------- --------- --------- --------- -------- -------  --------  --------- ---------

Stock Index
  (emulate S&P 500).....................     Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes      Yes
MidCap Index
  (emulate MidCap 400)..................     Yes       No        Yes       No        Yes       Yes       No        Yes      Yes
Small Cap Index
  (emulate Russell 2000)................     Yes       No        Yes       Yes       Yes       No        No        No       No
International Equities
  (foreign long term growth stocks......     Yes       No        Yes       No        Yes       No        No        No       No
Growth
  (long term growth of capital).........     Yes       Yes       Yes       Yes       No        No        No        No       No
Growth & Income (long term
  growth of capital and current income..     Yes       No        Yes       No        No        No        No        No       No
Science & Technology
  (long term growth of capital).........     Yes       Yes       Yes       Yes       No        No        No        No       No
Social Awareness
  (social criteria growth stocks).......     Yes       Yes       Yes       Yes       Yes       No        No        No       No
Asset Allocation
  (asset allocation)....................     Yes       No        Yes       Yes       Yes       Yes       No        Yes      Yes
Capital Conversation
   (quality corporate bonds)............     Yes       No        Yes       No        Yes       Yes       No        Yes      Yes
Government Securities (intermediate
  and long term government bonds).......     Yes       No        Yes       No        Yes       No        No        Yes      Yes
Int'l Government Bond (high quality
  foreign government debt securities....     Yes       Yes       Yes       No        Yes       No        No        No       No
Money Market
  (money market instruments)............     Yes       Yes       Yes       Yes       Yes       Yes       No        Yes      Yes

                                                             AMERICAN GENERAL LIFE INSURANCE COMPANY
                                           -------------------------------------------------------------------------------
                                                                         PLATINUM                               AMERICAN
                                           SEPARATE            PLATINUM  INVESTOR           PPVUL    AMERICAN    GENERAL
                                           ACCOUNT   SELECT    INVESTOR  VARIABLE  LEGACY   ESTATE    GENERAL   SIGNATURE
FUND                                          B      RESERVE    I & II   ANNUALLY   PLUS    MANAGER  SIGNATURE    II-A
----                                       --------  -------   --------- --------  ------   -------  ---------  ---------


Stock Index
  (emulate S&P 500).....................     Yes       No        Yes       Yes       No        No        No        Yes
MidCap Index
  (emulate MidCap 400)..................     Yes       No        Yes       Yes       No        No        No        Yes
Small Cap Index
  (emulate Russell 2000)................     No        No        No        No        No        No        No        No
International Equities
  (foreign long term growth stocks......     No        No        Yes       Yes       No        No        No        Yes
Growth
  (long term growth of capital).........     No        No        No        No        No        No        No        No
Growth & Income (long term
  growth of capital and current income..     No        No        No        No        No        No        No        No
Science & Technology
  (long term growth of capital).........     No        No        No        No        No        No        No        No
Social Awareness
  (social criteria growth stocks).......     No        No        No        No        No        No        No        No
Asset Allocation
  (asset allocation)....................     Yes       No        No        No        No        No        No        No
Capital Conversation
   (quality corporate bonds)............     Yes       No        No        No        No        No        No        No
Government Securities (intermediate
  and long term government bonds).......     Yes       No        No        No        No        No        No        No
Int'l Government Bond (high quality
  foreign government debt securities....     No        No        No        No        No        No        No        No
Money Market
  (money market instruments)............     Yes       Yes       Yes       Yes       Yes       Yes       Yes       Yes

================================================================================
                   STOCK INDEX FUND - STATEMENT OF NET ASSETS
4                                                  NOVEMBER 30, 1998 (UNAUDITED)
================================================================================



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----

            COMMON STOCKS - 99.14%

            ADVERTISING - 0.18%
    43,350  Interpublic Group Cos., Inc........................... $  2,980,312
    71,700  Omnicom Group, Inc....................................    3,831,469
                                                                   ------------
                                                                      6,811,781
                                                                   ------------
            AEROSPACE/DEFENSE - 1.43%
   407,008  Boeing Co.............................................   16,534,700
    29,000  EG & G, Inc...........................................      810,187
    61,260  General Dynamics Corp.................................    3,556,908
    15,400  Goodrich (B.F.) Co....................................      584,238
    87,576  Lockheed Martin Corp..................................    9,086,010
    30,800  Northrop Grumman Corp.................................    2,502,500
   155,000  Raytheon Co. Class B..................................    8,583,125
    49,800  TRW Inc...............................................    2,742,113
   101,300  United Technologies Corp..............................   10,858,094
                                                                   ------------
                                                                     55,257,875
                                                                   ------------
            AIRLINES - 0.34%
    72,600* AMR Corp..............................................    4,787,063
    63,200  Delta Air Lines, Inc..................................    3,393,050
   124,200  Southwest Airlines Co.................................    2,670,300
    41,300* US Airways Group, Inc.................................    2,147,600
                                                                   ------------
                                                                     12,998,013
                                                                   ------------
            APPAREL & PRODUCTS - 0.04%
         2* Abercrombie and Fitch Co..............................          112
    27,000* Fruit of the Loom, Inc. Class A.......................      398,250
    32,900  Liz Claiborne, Inc....................................    1,114,488
                                                                   ------------
                                                                      1,512,850
                                                                   ------------
            APPLIANCES/FURNISHINGS - 0.09%
    35,000  Maytag Corp...........................................    1,894,375
    30,200  Whirlpool Corp........................................    1,691,200
                                                                   ------------
                                                                      3,585,575
                                                                   ------------
            AUTO - CARS - 1.16%
   460,300  Ford Motor Co.........................................   25,431,575
   279,600  General Motors Corp...................................   19,572,000
                                                                   ------------
                                                                     45,003,575
                                                                   ------------
            AUTO - ORIGINAL EQUIPMENT - 0.06%
    54,400  Danaher Corp..........................................    2,482,000
                                                                   ------------


    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----

            AUTO - REPLACEMENT PARTS - 0.24%
    73,900* AutoZone, Inc......................................... $  2,226,237
    18,700  Cooper Tire & Rubber Co...............................      365,819
    74,400  Genuine Parts Co......................................    2,450,550
    73,500  Goodyear Tire & Rubber Co.............................    4,171,125
    15,800  Pep Boys-Manny, Moe & Jack............................      223,175
         1* SPX Corp. (fractional share)..........................           26
                                                                   ------------
                                                                      9,436,932
                                                                   ------------
            BANKS - NEW YORK CITY - 1.71%
   337,200  Bank of New York Co., Inc.............................   11,549,100
   923,271  Citigroup Inc.........................................   46,336,663
    76,100  J. P. Morgan & Co. Inc................................    8,133,188
                                                                   ------------
                                                                     66,018,951
                                                                   ------------
            BANKS - OTHER - 3.55%
   727,321  BankAmerica Corp......................................   47,412,237
   136,800  BankBoston Corp.......................................    5,694,300
   404,000  First Union Corp......................................   24,543,000
   232,386  Fleet Financial Group, Inc............................    9,687,591
   116,500  Mellon Bank Corp......................................    7,332,219
   133,000  National City Corp....................................    8,944,250
    51,600  Providian Financial Corp..............................    4,737,525
    28,000  Republic of New York Corp.............................    1,309,000
    53,500  Union Planters Corp...................................    2,547,938
   703,930  Wells Fargo Company...................................   25,341,480
                                                                   ------------
                                                                    137,549,540
                                                                   ------------
            BANKS - REGIONAL - 3.01%
   471,550  Bank One Corp.........................................   24,196,409
   349,764  Chase Manhattan Corp..................................   22,188,154
    67,950  Comerica Inc..........................................    4,382,775
   106,275  Fifth Third Bancorp...................................    7,054,003
    65,560  Huntington Bancshares, Inc............................    1,942,215
   180,040  KeyCorp...............................................    5,524,978
    51,500  Mercantile Bancorporation Inc.........................    2,269,219
    53,900  Northern Trust Corp...................................    4,352,425
   135,900  PNC Bank Corp.........................................    7,007,344
    84,400  Regions Financial Corp................................    3,270,500
    61,200  State Street Corp.....................................    4,199,850
    84,200  Summit Bancorporation.................................    3,520,613
    72,200  SunTrust Banks, Inc...................................    5,040,463
   102,150  Synovus Financial Corp................................    2,253,684
   301,390  U.S. Bancorp..........................................   11,094,919


    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----

            BANKS - REGIONAL - Continued
    95,713  Wachovia Corp......................................... $  8,356,941
                                                                   ------------
                                                                    116,654,492
                                                                   ------------
            BEVERAGE - BREWERS/DISTRIBUTORS - 0.49%
    11,900  Adolph Coors Class B..................................      592,025
   202,800  Anheuser-Busch Companies, Inc.........................   12,294,750
    18,915  Brown-Forman Corp Class B.............................    1,376,066
   135,500  Seagram Co. Ltd.......................................    4,649,344
                                                                   ------------
                                                                     18,912,185
                                                                   ------------
            BEVERAGE - SOFT DRINKS - 2.60%
   998,400  Coca-Cola Co..........................................   69,950,400
   160,600  Coca Cola Enterprises, Inc............................    6,072,687
   630,900  PepsiCo, Inc..........................................   24,407,944
                                                                   ------------
                                                                    100,431,031
                                                                   ------------
            BROADCASTING - 1.57%
   311,858* CBS Corp..............................................    9,297,266
    89,900* Clear Channel Communications..........................    4,202,825
   141,750  Comcast Corp. Class A Special.........................    6,892,594
   241,000* Media One Group Inc...................................    9,760,500
   197,178  Tele-Comm Liberty Media Group
             Class A..............................................    8,330,771
   223,193  U S WEST, Inc.........................................   13,893,764
   126,400* Viacom, Inc Class B...................................    8,413,500
                                                                   ------------
                                                                     60,791,220
                                                                   ------------
            BUILDING MATERIALS - 0.35%
     8,900  Armstrong World Inds. Inc.............................      592,962
   150,600  Lowe's Companies, Inc.................................    6,362,850
   162,800  Masco Corp............................................    4,700,850
    60,700  Sherwin-Williams Co...................................    1,722,363
                                                                   ------------
                                                                     13,379,025
                                                                   ------------
            CHEMICAL - MAJOR - 1.52%
    92,200  Dow Chemical Co.......................................    8,977,975
   449,100  E.I. du Pont de Nemours and Co........................   26,384,625
    47,500  Hercules, Inc.........................................    1,561,562
   249,000  Monsanto Co...........................................   11,282,812
    54,900  Morton International, Inc.............................    1,616,119
    66,500  PPG Industries, Inc...................................    4,068,969
    54,900  Rohm and Haas Co......................................    1,918,069
    68,300  Union Carbide Corp....................................    3,056,425
                                                                   ------------
                                                                     58,866,556
                                                                   ------------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                  5
================================================================================



    NUMBER                                                             MARKET
   OF SHARES                                                           VALUE
   ---------                                                       ------------
            CHEMICAL - MISCELLANEOUS - 0.37%
    84,200  Air Products and Chemicals Inc........................ $  3,210,125
    45,837  Eastman Chemical Co...................................    2,655,681
    27,600  Ecolab Inc............................................      853,875
    15,300* FMC Corp..............................................      889,312
    41,400  W.R. Grace & Co.......................................      683,100
    26,500  Great Lakes Chem Corp.................................    1,058,344
    15,428  Millipore Corp........................................      433,913
    20,300  Nalco Chemical Co.....................................      678,781
    64,700  Praxair, Inc..........................................    2,470,731
    39,500  Sigma Aldrich Corp....................................    1,268,938
                                                                   ------------
                                                                     14,202,800
                                                                   ------------
            CONGLOMERATES - 1.11%
   232,500  Allied Signal Inc.....................................   10,230,000
    38,800  ITT Inds, Inc.........................................    1,396,800
    39,400  Loews Corp............................................    3,940,000
   125,000  RJR Nabisco Holdings Corp.............................    3,601,563
    65,200  Tenneco Inc...........................................    2,322,750
    58,300  Textron Inc...........................................    4,529,181
   256,667  Tyco International Ltd................................   16,891,896
                                                                   ------------
                                                                     42,912,190
                                                                   ------------
            CONSUMER FINANCE - 0.25%
    26,300  Capital One Financial Corp............................    2,893,000
   306,412  MBNA Corp.............................................    6,951,722
                                                                   ------------
                                                                      9,844,722
                                                                   ------------
            CONTAINERS - METAL/GLASS - 0.23%
     4,700  Ball Corp.............................................      200,925
   101,100  Corning Inc...........................................    4,056,638
    65,600  Crown Cork & Seal Co., Inc............................    2,214,000
    12,100  Owens Corning.........................................      451,481
    61,200* Owens-Illinois, Inc...................................    1,966,050
                                                                   ------------
                                                                      8,889,094
                                                                   ------------
            CONTAINERS - PAPER - 0.08%
     6,500  Bemis Co., Inc........................................      245,781
    46,814  Sealed Air Corp.......................................    2,065,668
    17,700  Temple-Inland Inc.....................................      950,269
                                                                   ------------
                                                                      3,261,718
                                                                   ------------
            COSMETICS/TOILETRIES - 0.73%
     6,800  Alberto-Culver Co. Class B............................      174,250
   123,700  Avon Products, Inc....................................    5,025,313
   444,700  Gillette Co...........................................   20,428,406



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            COSMETICS/TOILETRIES - Continued
    60,000  Int'l. Flavors & Fragrances,.......................... $  2,512,500
                                                                   ------------
                                                                     28,140,469
                                                                   ------------
            DRUGS - 8.68%
    36,000  Allergan, Inc.........................................    2,191,500
    43,200* ALZA Corp.............................................    2,257,200
   555,800  American Home Products Corp...........................   29,596,350
   103,400* Amgen Inc.............................................    7,780,850
    23,900  Bausch & Lomb Inc.....................................    1,326,450
   405,200  Bristol Myers Squibb Co...............................   49,662,325
   448,600  Eli Lilly and Co......................................   40,233,813
   482,200  Merck & Co., Inc......................................   74,680,725
   219,870  Pharmacia & Upjohn, Inc...............................   11,446,982
   528,000  Pfizer, Inc...........................................   58,938,000
   307,000  Schering-Plough Corp..................................   32,657,125
   326,700  Warner-Lambert Co.....................................   24,665,850
                                                                   ------------
                                                                    335,437,170
                                                                   ------------
            ELECTRICAL EQUIPMENT - 3.66%
    92,284  AMP Inc...............................................    4,464,238
    62,000* Cabletron Systems, Inc................................      868,000
   189,000  Emerson Electric Co...................................   12,285,000
 1,322,700  General Electric Co...................................  119,704,350
    28,400  W. W. Grainger Inc....................................    1,199,900
    30,500  National Service Indus., Inc..........................    1,178,063
    48,300  Raychem Corp..........................................    1,645,219
     6,800  Thomas & Betts Corp...................................      294,525
                                                                   ------------
                                                                    141,639,295
                                                                   ------------
            ELECTRONIC INSTRUMENTS - 0.10%
         1* Commscope Inc.........................................           15
    27,100  Perkin-Elmer Corp.....................................    2,527,075
     5,400  Tektronix, Inc........................................      144,788
    70,400* Thermo Electron Corp..................................    1,188,000
                                                                   ------------
                                                                      3,859,878
                                                                   ------------
            ENTERTAINMENT - 1.53%
   849,756  Walt Disney Co........................................   27,351,521
    39,400  Harrah's Entertainment, Inc...........................      613,163
    67,475  Hasbro, Inc...........................................    2,365,842
    49,400* King World Productions, Inc...........................    1,346,150
   119,187  Mattel, Inc...........................................    4,119,401
   220,200  Time Warner Inc.......................................   23,286,150
                                                                   ------------
                                                                     59,082,227
                                                                   ------------


    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            FINANCE COMPANIES - 0.72%
   148,200  Associates First Capital Corp......................... $ 11,541,075
   223,065  Household International, Inc..........................    8,727,418
    96,350  SunAmerica, Inc.......................................    7,635,738
                                                                   ------------
                                                                     27,904,231
                                                                   ------------
            FINANCIAL SERVICES - 0.56%
   180,400  American Express Co...................................   18,051,275
    40,100  H & R Block Inc.......................................    1,801,994
    39,800  Countrywide Credit Ind Inc............................    1,970,100
                                                                   ------------
                                                                     21,823,369
                                                                   ------------
            FOODS - 1.95%
   225,951  Archer Daniels Midland Co.............................    4,151,849
   117,100  BestFoods.............................................    6,806,437
   174,400  Campbell Soup Co......................................    9,962,600
   199,800  ConAgra, Inc..........................................    6,281,212
    62,300  General Mills, Inc....................................    4,703,650
   156,350  H J Heinz Co..........................................    9,117,159
    47,000  Hershey Foods Corp....................................    3,160,750
   162,800  Kellogg Co............................................    5,962,550
    79,380  Pioneer Hi-Bred Int'l, Inc............................    2,376,439
    60,900  Quaker Oats Co........................................    3,737,738
   142,800  Ralston Purina Co.....................................    4,971,225
   182,600  Sara Lee Corp.........................................   10,659,275
    42,500  Wm. Wrigley Jr. Co....................................    3,745,313
                                                                   ------------
                                                                     75,636,197
                                                                   ------------
            FOOTWEAR - 0.08%
    73,700  NIKE, Inc. Class B....................................    2,948,000
    18,900* Reebok International Ltd..............................      301,219
                                                                   ------------
                                                                      3,249,219
                                                                   ------------
            FREIGHT - 0.13%
    60,560* FDX Corp..............................................    3,928,830
    37,200  Ryder System, Inc.....................................    1,062,525
                                                                   ------------
                                                                      4,991,355
                                                                   ------------
            FUNERAL SERVICES - 0.08%
    83,800  Service Corp. International...........................    3,132,025
                                                                   ------------
            GOLD MINING - 0.14%
   151,700  Barrick Gold Corp.....................................    3,034,000
    52,100  Battle Mountain Gold Co...............................      244,218
    86,400  Homestake Mining Co...................................      928,800

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
6                                                  NOVEMBER 30, 1998 (UNAUDITED)
================================================================================



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----

            GOLD MINING - 0.14% - Continued
    93,800  Placer Dome Inc....................................... $  1,365,963
                                                                   ------------
                                                                      5,572,981
                                                                   ------------
            GOVERNMENT SPONSORED - 1.32%
   272,600  Federal Home Loan Mortg. Corp.........................   16,492,300
   433,700  Federal National Mortgage Asso........................   31,551,675
    67,800  SLM Holding Corp......................................    2,983,200
                                                                   ------------
                                                                     51,027,175
                                                                   ------------
            HARDWARE & TOOLS - 0.10%
    40,100  Black & Decker Corp...................................    2,172,918
    11,550  Snap-on Inc...........................................      392,700
    42,600  Stanley Works.........................................    1,301,963
                                                                   ------------
                                                                      3,867,581
                                                                   ------------
            HEALTHCARE - 0.52%
    89,700  Cardinal Health, Inc..................................    6,155,662
    58,500* HCR Manor Care Inc....................................    1,857,375
   180,800* HealthSouth Corp......................................    2,429,500
    65,300* Humana Inc............................................    1,293,756
    68,600  IMS Helath Inc........................................    4,553,325
    87,500  United HealthCare Corp................................    3,948,438
                                                                   ------------
                                                                     20,238,056
                                                                   ------------
            HEAVY DUTY TRUCKS/PARTS - 0.19%
    17,300  Cummins Engine Co., Inc...............................      642,262
    52,988  Dana Corp.............................................    2,066,532
    37,800  Eaton Corp............................................    2,582,213
    20,110* Navistar International Corp...........................      520,346
    35,710  PACCAR Inc............................................    1,624,805
                                                                   ------------
                                                                      7,436,158
                                                                   ------------
            HOME BUILDERS - 0.05%
    30,300  Centex Corp...........................................    1,081,331
    14,456  Kaufman & Broad Home Corp.............................      364,110
    15,800  Pulte Corp............................................      401,913
                                                                   ------------
                                                                      1,847,354
                                                                   ------------
            HOSPITAL MANAGEMENT - 0.26%
   250,484  Columbia/HCA Healthcare Corp..........................    6,168,168
    13,100  Shared Med Systems Corp...............................      686,113
   105,200* Tenet Healthcare Corp.................................    3,109,975
                                                                   ------------
                                                                      9,964,256
                                                                   ------------



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----

            HOSPITAL SUPPLIES - 2.92%
   631,000  Abbott Laboratories................................... $ 30,288,000
     8,400  Bard (C. R.), Inc.....................................      384,825
   117,800  Baxter International Inc..............................    7,487,662
   117,300  Becton, Dickinson and Co..............................    4,985,250
    64,100  Biomet, Inc...........................................    2,451,825
   140,954* Boston Scientific Corp................................    6,977,223
   550,400  Johnson & Johnson.....................................   44,720,000
    30,000  Mallinckrodt, Inc.....................................      969,375
   200,900  Medtronic, Inc........................................   13,598,419
    37,833* St Jude Medical, Inc..................................    1,099,522
                                                                   ------------
                                                                    112,962,101
                                                                   ------------
            HOUSEHOLD PRODUCTS - 2.65%
    43,200  Clorox Co.............................................    4,797,900
   127,300  Colgate-Palmolive Co..................................   10,900,062
   173,100  Minnesota Mining & Mfg. Co............................   13,902,093
    59,000  Newell Co.............................................    2,610,750
   537,852  Procter & Gamble Co...................................   47,129,282
    68,600  Rubbermaid, Inc.......................................    2,268,088
    35,300  Tupperware Corp.......................................      615,544
   260,800  Unilever N V - ADR....................................   20,163,100
                                                                   ------------
                                                                    102,386,819
                                                                   ------------
            INFORMATION PROCESSING - 0.18%
   189,800  HBO & Co..............................................    4,733,138
   136,200* Parametric Technology Corp............................    2,315,400
                                                                   ------------
                                                                      7,048,538
                                                                   ------------
            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 3.73%
    87,300* BMC Software, Inc.....................................    4,457,756
 1,015,700* Microsoft Corp........................................  123,915,400
   412,687* Oracle Corp...........................................   14,134,530
    92,600* Peoplesoft Inc........................................    1,904,088
                                                                   ------------
                                                                    144,411,774
                                                                   ------------
            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - 1.78%
    61,400  Apple Computer, Inc...................................    1,960,962
   685,049  Compaq Computer Corp..................................   22,264,093
   530,400* Dell Computer Corp....................................   32,254,950
    58,100* Silicon Graphics, Inc.................................      711,725
   155,600  Sun Microsystems, Inc.................................   11,524,125
                                                                   ------------
                                                                     68,715,855
                                                                   ------------



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----


            INFORMATION PROCESSING -
            COMPUTER SERVICES - 0.72%
   132,800  Automatic Data Processing, Inc........................ $ 10,225,600
    27,452* Ceridian Corp.........................................    1,786,095
   196,400  Electronic Data Systems Corp. New.....................    7,659,600
   182,654  First Data Corp.......................................    4,874,579
    65,800  Paychex, Inc..........................................    3,273,550
                                                                   ------------
                                                                     27,819,424
                                                                   ------------
            INFORMATION PROCESSING -
            DATA SERVICES - 4.25%
         1  A.C. Nielson..........................................           27
    38,200* Adobe Systems Inc.....................................    1,709,450
    27,800  Autodesk, Inc.........................................    1,011,225
   329,421* Cendant Corp..........................................    6,258,999
   211,230  Computer Associates Int'l.............................    9,346,927
    52,800* Computer Sciences Corp................................    3,016,200
   213,500* E M C Corp............................................   15,478,750
    60,000* Gateway 2000, Inc.....................................    3,367,500
   420,800  Hewlett Packard Co....................................   26,405,200
    51,400  Honeywell Inc.........................................    4,108,787
   380,100  International Business Machine........................   62,716,500
   164,900* Novell, Inc ..........................................    2,731,156
   112,900  Pitney Bowes Inc......................................    6,322,400
   116,400* Seagate Technology....................................    3,433,800
   104,100* Unisys Corp...........................................    2,966,850
   142,300  Xerox Corp............................................   15,297,250
                                                                   ------------
                                                                    164,171,021
                                                                   ------------
            INFORMATION PROCESSING -
            NETWORKING - 1.54%
    82,700* Ascend Communications Inc.............................    4,646,706
   635,475* Cisco Systems, Inc....................................   47,898,928
    45,300* General Insturment Corp...............................    1,274,063
   145,500* 3Com Corp.............................................    5,629,031
                                                                   ------------
                                                                     59,448,728
                                                                   ------------
            INSURANCE - CASUALTY - 0.37%
    73,700  Chubb Corp............................................    5,163,606
    27,800  Progressive Corp......................................    4,124,825
    58,000  SAFECO Corp...........................................    2,490,375
    74,842  St. Paul Companies, Inc...............................    2,638,181
                                                                   ------------
                                                                     14,416,987
                                                                   ------------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                  7
================================================================================



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----
            INSURANCE - LIFE - 0.61%
    71,892  Aetna Inc............................................. $  5,558,150
   165,188  Conseco Inc...........................................    5,471,853
    66,112  Jefferson-Pilot Corp..................................    4,512,144
    43,900  Lincoln National Corp.................................    3,673,881
    54,900  Torchmark Corp........................................    2,086,200
    21,209  Transamerica Corp.....................................    2,253,456
                                                                   ------------
                                                                     23,555,684
                                                                   ------------
            INSURANCE - MISCELLANEOUS - 0.44%
    32,100  General Re Corp.......................................    7,495,350
    57,100  MBIA, Inc.............................................    3,697,225
    51,200  MGIC Investment Corp..................................    2,249,600
    67,400  UNUM Corp.............................................    3,631,175
                                                                   ------------
                                                                     17,073,350
                                                                   ------------
            INSURANCE - MULTILINE - 2.12%
   367,640  Allstate Corp.........................................   14,981,329
   422,440  American International Gp. Inc........................   39,709,360
    55,100  Aon Corp..............................................    3,175,137
    86,900  CIGNA Corp............................................    6,761,906
    54,000  Cincinnati Financial Corp.............................    2,109,375
   115,000  Hartford Financial Svcs Group.........................    6,346,563
   119,850  Marsh & McLennan Companies Inc........................    6,973,772
    54,100  Provident Companies Inc...............................    2,079,469
                                                                   ------------
                                                                     82,136,911
                                                                   ------------
            LEISURE TIME - 0.04%
    17,900  Brunswick Corp........................................      393,800
    70,900* Mirage Resorts, Inc...................................    1,054,638
                                                                   ------------
                                                                      1,448,438
                                                                   ------------
            LODGING - 0.13%
   108,800  Hilton Hotels Corp....................................    2,366,400
    94,000  Marriott International Inc............................    2,761,250
                                                                   ------------
                                                                      5,127,650
                                                                   ------------
            MACHINE TOOLS - 0.01%
     4,700  Milacron Inc..........................................       95,175
                                                                   ------------
            MACHINERY - AGRICULTURE - 0.12%
    41,700  Case Corp.............................................    1,011,225
   108,300  Deere & Co............................................    3,783,731
                                                                   ------------
                                                                      4,794,956
                                                                   ------------


    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----
            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.25%
   153,000  Caterpillar Inc....................................... $  7,563,937
    31,900  Fluor Corp............................................    1,365,719
    29,000  Foster Wheeler Corp...................................      496,625
    10,800  Harnischfeger Industries Inc..........................      108,000
                                                                   ------------
                                                                      9,534,281
                                                                   ------------
            MACHINERY - INDUSTRIAL/SPECIALTY - 0.51%
     1,600  Aeroquip-Vickers, Inc.................................       58,200
    14,600  Briggs & Stratton Corp................................      736,387
    42,700  Cooper Industries, Inc................................    2,097,638
    95,600  Dover Corp............................................    3,405,750
    89,400  Illinois Tool Works Inc...............................    5,682,488
    67,700  Ingersoll-Rand Co.....................................    3,169,206
    32,000  Johnson Controls, Inc.................................    1,852,000
    59,533  Pall Corp.............................................    1,384,142
    33,375  Parker Hannifin Corp..................................    1,159,781
    12,800  Timken Co.............................................      246,400
                                                                   ------------
                                                                     19,791,992
                                                                   ------------
            MEDICAL TECHNOLOGY - 0.15%
    68,900  Guidant Corp..........................................    5,912,481
                                                                   ------------
            MERCHANDISE - DRUG - 0.59%
   151,200  CVS Corp..............................................    7,465,500
    16,600  Longs Drug Stores Corp................................      591,375
   100,600  Rite Aid Corp.........................................    4,665,325
   191,400  Walgreen Co...........................................   10,275,788
                                                                   ------------
                                                                     22,997,988
                                                                   ------------
            MERCHANDISE - SPECIALTY - 2.00%
    41,000  American Greetings Corp. Class A......................    1,734,812
    40,900  Circuit City Stores, Inc..............................    1,480,068
    53,600* Consolidated Stores Corp..............................    1,152,400
    95,522* CostCo Companies, Inc.................................    5,994,005
    71,500  Dollar General Corp...................................    1,702,594
    74,400  Fortune Brands, Inc...................................    2,534,250
   164,700  Gap, Inc..............................................   12,115,744
   608,400  Home Depot, Inc.......................................   30,267,900
    89,900  Ikon Office Solutions Inc.............................      876,525
       973  Jostens, Inc..........................................       22,805
    63,200* Kohl's Corp...........................................    3,108,650
    84,773  Limited, Inc..........................................    2,453,119
    79,200  Nordstrom, Inc........................................    2,950,200
   113,000* Staples, Inc..........................................    3,947,938



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----
            MERCHANDISE - SPECIALTY - Continued
   108,000  TJX Companies, Inc.................................... $  2,767,500
    33,600  Tandy Corp............................................    1,514,100
   127,625* Toys "R" Us, Inc......................................    2,520,594
                                                                   ------------
                                                                     77,143,204
                                                                   ------------
            MERCHANDISING - DEPARTMENT - 0.51%
   179,800  Dayton Hudson Corp....................................    8,091,000
    48,600  Dillards, Inc. Class A................................    1,670,625
    92,300* Federated Dept Stores, Inc ...........................    3,847,756
    99,800  May Department Stores Co..............................    6,019,188
                                                                   ------------
                                                                     19,628,569
                                                                   ------------
            MERCHANDISING - FOOD - 0.85%
   113,900  Albertsons, Inc.......................................    6,499,418
   119,200  American Stores Co....................................    4,000,650
    15,300  Great Atlantic & Pacific Tea..........................      417,881
    98,300  Kroger Co.............................................    5,216,044
   191,600* Safeway, Inc..........................................   10,118,875
    33,400  Supervalu Inc.........................................      862,138
   143,800  SYSCO Corp............................................    3,873,613
    52,000  Winn-Dixie Stores, Inc................................    2,096,250
                                                                   ------------
                                                                     33,084,869
                                                                   ------------
            MERCHANDISING - MASS - 2.31%
   190,300* KMart Corp............................................    2,902,075
    59,600  Fred Meyer, Inc.......................................    3,032,150
   119,400  J.C. Penney Co., Inc..................................    6,567,000
   163,300  Sears Roebuck and Co..................................    7,746,544
    35,000* Venator Group, Inc....................................      275,625
   914,100  Wal-Mart Stores, Inc..................................   68,843,156
                                                                   ------------
                                                                     89,366,550
                                                                   ------------
            METALS - ALUMINUM - 0.25%
   115,900  Alcan Aluminium Ltd...................................    3,085,838
    67,200  Aluminum Co. of America...............................    4,981,200
    33,100  Reynolds Metals Co....................................    1,816,362
                                                                   ------------
                                                                      9,883,400
                                                                   ------------
            METALS - COPPER - 0.08%
    19,300  ASARCO Inc............................................      373,938
    67,631  Newmont Mining Corp...................................    1,344,166
    27,200  Phelps Dodge Corp.....................................    1,541,900
                                                                   ------------
                                                                      3,260,004
                                                                   ------------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
8                                                  NOVEMBER 30, 1998 (UNAUDITED)
================================================================================



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----
            METALS - MISCELLANEOUS - 0.07%
    31,350  Cyprus Amax Minerals Co............................... $    356,606
    57,075  Engelhard Corp........................................    1,102,261
    48,500* Freeport-McMoRan Copper &
              Gold Class .........................................      633,531
    52,400  Inco Limited..........................................      605,875
                                                                   ------------
                                                                      2,698,273
                                                                   ------------
            METALS - STEEL - 0.12%
    59,525  Allegheny Teldyne Inc.................................    1,223,982
    46,100* Bethlehem Steel Corp..................................      380,325
    31,100  Nucor Corp............................................    1,306,200
    48,920  USX-US Steel Group, Inc...............................    1,195,483
    53,625  Worthington Industries, Inc...........................      653,555
                                                                   ------------
                                                                      4,759,545
                                                                   ------------
            MISCELLANEOUS - 0.16%
   103,600  BB & T Corp...........................................    3,826,725
    57,800  Equifax Inc...........................................    2,398,700
                                                                   ------------
                                                                      6,225,425
                                                                   ------------
            MOBILE HOMES - 0.01%
    14,600  Fleetwood Enterprises, Inc............................      491,838
                                                                   ------------
            NATURAL GAS-DIVERSIFIED - 0.11%
    87,800  Coastal Corp..........................................    3,062,025
    37,900  Sonat Inc.............................................    1,125,156
                                                                   ------------
                                                                      4,187,181
                                                                   ------------
            OIL - INTEGRATED DOMESTIC - 1.41%
    35,700  Amerada Hess Corp.....................................    1,981,350
   406,400  Amoco Corp............................................   23,952,200
    26,900  Ashland Oil, Inc......................................    1,308,012
   131,400  Atlantic Richfield Co.................................    8,738,100
    74,967  Burlington Resources, Inc.............................    2,670,699
    19,400  Kerr-McGee Corp.......................................      766,300
   150,600  Occidental Petroleum Corp.............................    3,049,650
    40,800* Oryx Energy Co........................................      563,550
    18,500  Pennzoil Co...........................................      686,812
    96,300  Phillips Petroleum Co.................................    4,044,600
   114,100  USX-Marathon Group....................................    3,237,588
    98,300  Unocal Corp...........................................    3,329,913
                                                                   ------------
                                                                     54,328,774
                                                                   ------------
            OIL - INTEGRATED INTERNATIONAL - 4.63%
   268,200* Chevron Corp..........................................   22,428,225



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----
            OIL - INTEGRATED INTERNATIONAL - Continued
   991,500  Exxon Corp............................................ $ 74,424,469
   320,500  Mobil Corp............................................   27,623,094
   884,900  Royal Dutch Pete Co. - ADR............................   41,590,300
   222,600  Texaco Inc............................................   12,813,412
                                                                   ------------
                                                                    178,879,500
                                                                   ------------
            OIL - SERVICES - 0.50%
   131,160  Baker Hughes Inc......................................    2,401,868
   200,500  Halliburton Co........................................    5,889,688
    34,300  McDermott International, Inc..........................      919,669
    35,500* Rowan Companies, Inc..................................      348,343
   217,400  Schlumberger Ltd......................................    9,715,062
                                                                   ------------
                                                                     19,274,630
                                                                   ------------
            OIL/GAS PRODUCERS - 0.13%
    50,600  Anadarko Petroleum Corp...............................    1,426,288
    33,700  Apache Corp...........................................      775,100
     6,000  Helmerich & Payne, Inc................................      103,500
    38,716  Sunoco Inc............................................    1,311,504
   113,842  Union Pacific Res. Group Inc..........................    1,273,607
                                                                   ------------
                                                                      4,889,999
                                                                   ------------
            PAPER/FOREST PRODUCTS - 1.02%
    54,200  Avery Dennison Corp...................................    2,598,212
    10,566  Boise Cascade Corp....................................      334,810
    45,400  Champion International Corp...........................    1,886,937
    96,600  Fort James Corp.......................................    3,779,475
    39,200  Georgia-Pacific Corp..................................    2,224,600
   128,918  International Paper Co................................    5,599,876
   240,432  Kimberly-Clark Corp...................................   12,652,734
    41,600  Louisiana Pacific Corp................................      707,200
    39,200  Mead Corp.............................................    1,188,250
     4,900  Potlatch Corp.........................................      185,281
    35,450  Union Camp Corp.......................................    2,293,172
    26,850  Westvaco Corp.........................................      755,156
    79,500  Weyerhaeuser Co.......................................    3,984,938
    35,000  Willamette Industries, Inc............................    1,222,813
                                                                   ------------
                                                                     39,413,454
                                                                   ------------
            PHOTOGRAPHY - 0.25%
   130,750  Eastman Kodak Co......................................    9,487,547
    35,300  Polaroid Corp.........................................      750,125
                                                                   ------------
                                                                     10,237,672
                                                                   ------------



    NUMBER                                                              MARKET
   OF SHARES                                                            VALUE
   ---------                                                            -----
            POLLUTION CONTROL - 0.34%
    83,300  Browning-Ferris Industries Inc........................ $  2,457,350
    97,400  Laidlaw Inc...........................................      967,913
   224,150  Waste Management, Inc.................................    9,610,431
                                                                   ------------
                                                                     13,035,694
                                                                   ------------
            PUBLISHING - NEWS - 0.45%
    35,600  Dow Jones & Co., Inc..................................    1,702,125
   116,400  Gannett Co., Inc......................................    7,515,075
    42,400  Knight-Ridder, Inc....................................    2,180,950
    77,200  New York Times Co. Class A............................    2,398,025
    24,232  Times Mirror Co.......................................    1,420,601
    36,300  Tribune Co............................................    2,327,738
                                                                   ------------
                                                                     17,544,514
                                                                   ------------
            PUBLISHING/PRINTING - 0.28%
    50,800  Deluxe Corp...........................................    1,765,300
    74,100  Dun & Bradstreet Corp New.............................    2,236,893
    19,217  Harcourt General, Inc.................................      994,480
    30,100  McGraw-Hill, Inc......................................    2,693,950
    21,600  Moore Corp. Ltd.......................................      236,250
    71,800  R R Donnelley and Son.................................    3,047,013
                                                                   ------------
                                                                     10,973,886
                                                                   ------------
            RAILROAD - 0.57%
   205,551  Burlington Northern Santa Fe..........................    6,988,733
   115,900  CSX Corp..............................................    4,831,581
   170,400  Norfolk Southern Corp.................................    5,175,900
   103,600  Union Pacific Corp....................................    5,037,550
                                                                   ------------
                                                                     22,033,764
                                                                   ------------
            RESTAURANTS - 0.64%
    55,800  Darden Restaurants, Inc...............................      882,337
   285,000  McDonald's Corp.......................................   19,967,813
    72,620* Tricon Global Restaurants, Inc........................    3,308,749
    30,000  Wendy's International, Inc............................      600,000
                                                                   ------------
                                                                     24,758,899
                                                                   ------------
            SAVINGS & LOAN - 0.30%
    23,500  Golden West Financial Corp............................    2,225,156
   246,443  Washington Mutual, Inc................................    9,549,666
                                                                   ------------
                                                                     11,774,822
                                                                   ------------
            SECURITIES RELATED - 1.07%
    45,700  Bear Stearns Co. Inc..................................    1,919,400
    97,650  Charles Schwab Corp...................................    5,505,019

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                  9
================================================================================



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------
            SECURITIES RELATED - Continued
    95,500  Franklin Resources, Inc............................... $  4,082,625
    45,600  Lehman Brothers Hldings, Inc..........................    2,277,150
   134,900  Merrill Lynch & Co., Inc..............................   10,117,500
   249,201  Morgan Stanley, Dean Witter,
             Discover and Co......................................   17,381,771
                                                                   ------------
                                                                     41,283,465
                                                                   ------------
            SEMICONDUCTOR EQUIPMENT - 0.19%
   158,000* Applied Materials, Inc................................    6,122,500
    35,600* KLA-Tencor Corp.......................................    1,212,625
                                                                   ------------
                                                                      7,335,125
                                                                   ------------
            SEMICONDUCTORS - 2.93%
    58,600  Advanced Micro Devices, Inc...........................    1,622,487
   683,300  Intel Corp............................................   73,540,163
    55,500* LSI Logic Corp........................................      860,250
    93,300* Micron Technology, Inc................................    3,854,456
   244,700  Motorola, Inc.........................................   15,171,400
    95,800* National Semiconductor Corp...........................    1,377,125
    95,400  Rockwell International Corp...........................    4,668,638
   159,600  Texas Instruments Inc.................................   12,189,450
                                                                   ------------
                                                                    113,283,969
                                                                   ------------
            TELECOMMUNICATIONS - 3.37%
   217,800* Airtouch Communications, Inc..........................   12,455,437
    96,500  ALLTEL Corp...........................................    5,114,500
    32,335* Andrew Corp...........................................      517,360
    54,300  Frontier Corp.........................................    1,635,788
    32,800  Harris Corp...........................................    1,244,350
   546,580  Lucent Technologies, Inc..............................   47,040,041
   734,612* MCI Worldcom Inc......................................   43,342,079
    89,900* Nextel Communications, Inc. Class A...................    1,932,850
   257,040  Northern Telecom Ltd..................................   12,000,555
    29,500  Scientific-Atlanta, Inc...............................      571,563
    80,100* Tellabs, Inc..........................................    4,330,406
                                                                   ------------
                                                                    130,184,929
                                                                   ------------
            TEXTILE - PRODUCTS - 0.08%
    26,100  Russell Corp..........................................      621,506
    48,800  V F Corp..............................................    2,394,250
                                                                   ------------
                                                                      3,015,756
                                                                   ------------
            TOBACCO - 1.52%
   994,200  Philip Morris Cos Inc.................................   55,613,063



    NUMBER                                                             MARKET
   OF SHARES                                                           VALUE
   ---------                                                       ------------
            TOBACCO - Continued
    94,300  UST Inc............................................... $  3,276,925
                                                                   ------------
                                                                     58,889,988
                                                                   ------------
            UTILITIES - COMMUNICATION - 5.63%
   726,026  A T & T Corp..........................................   45,240,495
   461,500  Ameritech Corp........................................   24,978,688
   655,010  Bell Atlantic Corp....................................   36,434,931
   392,000  BellSouth Corp........................................   34,202,000
   413,000  GTE Corp..............................................   25,606,000
   797,758  SBC Communications, Inc...............................   38,242,524
   140,800  Sprint Corp. FON Group................................   10,243,200
   176,000  Sprint Corp. PCS Group................................    2,816,000
                                                                   ------------
                                                                    217,763,838
                                                                   ------------
            UTILITIES - ELECTRIC - 2.50%
    71,700* AES Corp..............................................    3,280,275
    43,700  Ameren Corp...........................................    1,799,893
    72,900  American Electric Power, Inc..........................    3,380,738
    35,200  Baltimore Gas and Electric Co.........................    1,080,200
    60,100  Carolina Power & Light Co.............................    2,787,137
   123,800  Central & South West Corp.............................    3,404,500
    42,964  Cinergy Corp..........................................    1,484,943
   114,200  Consolidated Edison, Inc..............................    5,802,787
    42,300  DTE Energy Co.........................................    1,845,337
    57,650  Dominion Resources, Inc...............................    2,662,709
   154,451  Duke Energy Corp......................................    9,662,841
   170,200  Edison International..................................    4,680,500
   138,300  Entergy Corp..........................................    4,053,919
    87,100  FPL Group, Inc........................................    5,334,875
    80,700  FirstEnergy Corp......................................    2,496,656
    32,600  GPU Inc...............................................    1,428,288
   116,279  Houston Industries, Inc...............................    3,677,323
    44,900  New Century Energies, Inc.............................    2,158,006
    37,500* Niagara Mohawk Power Corp.............................      576,563
    52,000  Northern States Power Co..............................    1,413,750
    91,300  Peco Energy Co........................................    3,663,413
   161,800  P G & E Corp..........................................    5,005,688
    42,264  P P & L Resources Inc.................................    1,154,336
   121,600  PacifiCorp............................................    2,280,000
    94,950  Public Serv Enterprise Group..........................    3,703,050
   279,700  Southern Co...........................................    8,251,150
   142,220  Texas Utilities Co....................................    6,337,679
    83,800  Unicom Corp...........................................    3,158,213
                                                                   ------------
                                                                     96,564,769
                                                                   ------------


    NUMBER                                                             MARKET
   OF SHARES                                                           VALUE
   ---------                                                       -------------
            UTILITIES - GAS, DISTRIBUTION - 0.03%
    23,700  NICOR Inc............................................. $     996,881
                                                                   -------------
            UTILITIES - GAS, PIPELINE - 0.54%
    37,800  Columbia Energy Group.................................     2,145,150
    44,100  Consolidated Natural Gas Co...........................     2,395,181
   142,000  Enron Corp............................................     7,463,875
    18,300  ONEOK Inc.............................................       637,069
     2,200  Peoples Energy Corp...................................        82,913
    94,262  Sempra Energy.........................................     2,362,441
   196,500  Williams Companies, Inc...............................     5,661,656
                                                                   -------------
                                                                      20,748,285
                                                                   -------------
            TOTAL COMMON STOCK
            (Cost $1,821,768,439)................................. 3,835,442,745
                                                                   -------------



 PAR
VALUE
-----
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 0.67%

            AUTO - CARS - 0.21%
$7,950,000  Hertz Corp.,
             5.05% due 12/07/1998.................................    7,943,308
                                                                   ------------
            FINANCE COMPANIES - 0.46%
11,652,000  Ford Credit Europe PLC,
             4.94 12/01/1998......................................   11,652,000
 6,308,000  General Electric Cap Svcs Inc.,
             4.95% due 12/03/1998.................................    6,306,264
                                                                   ------------
                                                                     17,958,264
                                                                   ------------
            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $25,901,572)....................................   25,901,572
                                                                   ------------
            UNITED STATES GOVERNMENT
            SHORT TERM - 0.06%

            U. S. TREASURY BILLS - 0.06%
 2,475,000  United States Treasury Bills,
            3.25% due 12/03/1998..................................    2,463,794
                                                                   ------------
            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $2,463,794).....................................    2,463,794
                                                                   ------------

================================================================================
              STOCK INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
10                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================



                                                                       MARKET
                                                                       VALUE
                                                                  --------------
            TOTAL INVESTMENTS
            (Cost $1,850,133,805) - 99.87%....................... $3,863,808,111
            Other assets less liabilities,
             net - 0.13%.........................................      4,870,753
                                                                  --------------
            NET ASSETS (equivalent
             to $35.73 per share on
             108,284,238 shares
             outstanding) - 100%................................. $3,868,678,864
                                                                  ==============
          * Non-income producing



                                                                    UNREALIZED
   CONTRACTS                                                       APPRECIATION
   ---------                                                       ------------

       FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 11/30/98)
   81 (2)    S&P 500 Index Futures
              (December/$1,166.90)................................ $    112,450
                                                                   ============

            (1)U.S.Treasury Bills with a market value of
               approximately $2,175,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
            (2)Per 250


NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
 1,000,000,000 shares authorized,
 108,284,238 shares outstanding................................ $     1,082,842
Additional paid in capital.....................................   1,816,182,773
Accumulated net realized gain on securities....................      37,099,937
Undistributed net investment income............................         526,556
Unrealized appreciation of:
  Investments...........  $2,013,674,306
  Futures ..............         112,450                          2,013,786,756
                          --------------                        ---------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING.................................................. $ 3,868,678,864
                                                                ===============










SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
               STOCK INDEX FUND - FINANCIAL STATEMENTS (Unaudited)            11
================================================================================


STATEMENT OF OPERATIONS
For the six months ended November 30, 1998


INVESTMENT INCOME:
Dividends ........................................................ $ 26,050,437
Interest .........................................................      686,813
                                                                   ------------
  Total investment income ........................................   26,737,250
                                                                   ------------
EXPENSES:
Advisory fees ....................................................    4,696,528
Custodian and accounting services ................................      416,470
Reports to shareholders ..........................................      296,034
Audit fees and tax services ......................................       64,696
Directors' fees and expenses .....................................       48,092
Miscellaneous ....................................................       92,748
                                                                   ------------
  Total expenses .................................................    5,614,568
                                                                   ------------
NET INVESTMENT INCOME ............................................   21,122,682
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain (loss) on:
  Investments .................................... $ 22,720,875
  Futures contracts ..............................     (836,664)     21,884,211
                                                    ------------
Net unrealized appreciation of securities during
 the period:
  Investments ....................................   226,993,838
  Futures contracts ..............................       503,287    227,497,125
                                                    ------------   ------------
   Net realized and unrealized gain on securities
   during the period .............................................  249,381,336
                                                                   ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................. $270,504,018
                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS


                                                                   For the             For the
                                                               six months ended    fiscal year ended
                                                               November 30, 1998      May 31, 1998
                                                               -----------------   -----------------

OPERATIONS:
Net investment income ........................................  $    21,122,682     $    39,567,862
Net realized gain on securities ..............................       21,884,211          16,742,928
Net unrealized appreciation of securities during the period...      227,497,125         713,815,081
                                                                ---------------     ---------------
  Increase in net assets resulting from operations ...........      270,504,018         770,125,871
                                                                ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ........................................      (20,974,037)        (39,570,522)
Net realized gain on securities ..............................                _         (14,847,655)
                                                                ---------------     ---------------
  Decrease in net assets resulting from distributions
   to shareholders ...........................................      (20,974,037)        (54,418,177)
                                                                ---------------     ---------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .............................      179,639,812         367,059,600
Proceeds from capital stock issued for distributions
  reinvested .................................................       20,974,037          54,418,177
                                                                ---------------     ---------------
 ..............................................................      200,613,849         421,477,777
Cost of capital stock repurchased ............................      (64,119,789)        (98,730,173)
                                                                ---------------     ---------------
  Increase in net assets resulting from capital stock
   transactions ..............................................      136,494,060         322,747,604
                                                                ---------------     ---------------
TOTAL INCREASE IN NET ASSETS .................................      386,024,041       1,038,455,298

NET ASSETS:
Beginning of period ..........................................    3,482,654,823       2,444,199,525
                                                                ---------------     ---------------
End of period (including undistributed net investment income
  of $526,556 and $377,911) ..................................  $ 3,868,678,864     $ 3,482,654,823
                                                                ===============     ===============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .................................        5,303,538          12,118,343
Shares issued for distributions reinvested ...................          622,269           1,806,919
Shares of capital stock repurchased ..........................       (1,975,116)         (3,279,150)
                                                                ---------------     ---------------
  Increase in shares outstanding .............................        3,950,691          10,646,112
Shares outstanding:
  Beginning of period ........................................      104,333,547          93,687,435
                                                                ---------------     ---------------
  End of period ..............................................      108,284,238         104,333,547
                                                                ===============     ===============









SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                   MIDCAP INDEX FUND - STATEMENT OF NET ASSETS
12                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================


    NUMBER                                                             MARKET
   OF SHARES                                                           VALUE
   ---------                                                       ------------
            COMMON STOCKS - 98.00%

            ADVERTISING - 0.25%
    53,000* Snyder Communications, Inc............................ $  1,884,813
                                                                   ------------

            AEROSPACE/DEFENSE - 1.01%
    32,480  Gencorp Inc...........................................      799,820
    49,100* SCI Systems, Inc......................................    2,387,488
     8,000* Sequa Corp. Class A...................................      509,000
    51,674  Sunstrand Corp........................................    2,790,396
    30,320  Teleflex Inc..........................................    1,288,600
                                                                   ------------
                                                                      7,775,304
                                                                   ------------
            AIRLINES - 0.22%
    22,021* Alaska Air Group, Inc.................................      824,411
    24,574  ASA Holdings, Inc.....................................      833,980
                                                                   ------------
                                                                      1,658,391
                                                                   ------------
            APPAREL & PRODUCTS - 1.55%
    49,900* Abercrombie and Fitch Co..............................    2,794,400
    87,206  Cintas Corp...........................................    4,796,330
    40,971  Claire's Stores, Inc..................................      696,507
    27,224* Land's End, Inc.......................................      614,241
    41,500  Ross Stores, Inc......................................    1,509,563
    60,700  Warnaco Group Inc. Class A............................    1,502,325
                                                                   ------------
                                                                     11,913,366
                                                                   ------------
            APPLIANCES/FURNISHINGS - 0.88%
    44,959  Heilig-Meyers Co......................................      314,713
    37,801  Lancaster Colony Corp.................................    1,039,528
   161,852  Leggett & Platt, Inc..................................    3,672,017
    80,156  Herman Miller, Inc....................................    1,703,315
                                                                   ------------
                                                                      6,729,573
                                                                   ------------
            AUTO - CARS - 0.87%
   135,040  Harley-Davidson, Inc..................................    5,646,360
    56,700  Meritor Automotive, Inc...............................    1,002,881
                                                                   ------------
                                                                      6,649,241
                                                                   ------------
            AUTO - ORIGINAL EQUIPMENT - 1.28%
    20,125  Arvin Industries, Inc.................................      845,250
    24,700  Carlisle Cos Inc......................................    1,094,519
    39,036  Donaldson Co., Inc....................................      780,720
    43,270  Federal-Mogul Corp....................................    2,455,573
    60,700* Lear Corp.............................................    2,344,538
    50,245  Mark IV Industries, Inc...............................      847,884
    24,928  Modine Manufacturing Co...............................      909,872



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------
            AUTO - ORIGINAL EQUIPMENT - Continued
    23,200  Superior Industries International, Inc................ $    603,200
                                                                   ------------
                                                                      9,881,556
                                                                   ------------
            AUTO - REPLACEMENT PARTS - 0.37%
    31,642  Kaydon Corp...........................................    1,117,358
    29,500* SPX Corp..............................................    1,711,000
                                                                   ------------
                                                                      2,828,358
                                                                   ------------
            BANKS - OTHER - 0.70%
   115,804  First Tennessee National Corp.........................    3,879,434
   116,900  Sovereign Bancorp, Inc................................    1,497,781
                                                                   ------------
                                                                      5,377,215
                                                                   ------------
            BANKS - REGIONAL - 6.49%
    53,600  Associated Banc-Corp..................................    1,829,100
    33,700  CCB Financial Corp....................................    1,828,225
    38,455  City National Corp....................................    1,437,256
    98,572  Crestar Financial Corp................................    6,542,717
   153,511  First Security Corp...................................    3,089,409
    41,762  First Virginia Banks, Inc.............................    1,874,070
    84,700  GreenPoint Financial Corp.............................    3,223,894
   122,700  Hibernia Corp. Class A................................    2,070,562
    86,948  Marshall & Ilsley Corp................................    4,428,914
    58,934  Mercantile Bankshares Corp............................    2,070,057
   132,550  North Fork Bancorporation Inc.........................    2,791,834
    85,859  Old Kent Financial Corp...............................    3,691,937
    65,968  Pacific Century Financial Corp........................    1,410,066
    35,000  Provident Financial Group.............................    1,417,500
   138,930  SouthTrust Corp.......................................    5,105,677
    79,800  TCF Financial Corp....................................    1,930,163
    28,178  Wilmington Trust Corp.................................    1,634,324
    67,800  Zions Bancorporation..................................    3,423,900
                                                                   ------------
                                                                     49,799,605
                                                                   ------------
            BROADCASTING - 0.56%
   100,456  A.H. Belo Corp........................................    1,896,107
    26,592* Chris-Craft Industries, Inc...........................    1,229,880
    40,632  TCA Cable TV, Inc.....................................    1,158,012
                                                                   ------------
                                                                      4,283,999
                                                                   ------------
            BUILDING MATERIALS - 1.64%
    18,566  CalMat Co.............................................      570,905
    36,800  Fastenal Co...........................................    1,518,000
    49,050  Hon Industries Inc....................................    1,164,938
    43,600  Martin Marietta Materials.............................    2,114,600



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            BUILDING MATERIALS - Continued
    80,556  RPM, Inc.............................................. $  1,319,104
    34,900  Southdown, Inc........................................    2,032,925
    30,500  Vulcan Materials Co...................................    3,823,938
                                                                   ------------
                                                                     12,544,410
                                                                   ------------
            CHEMICAL - MAJOR - 0.51%
    36,345  Albemarle Corp........................................      676,926
    19,400  Borg-Warner Automotive, Inc...........................      967,575
    99,500  Solutia Inc...........................................    2,226,312
                                                                   ------------
                                                                      3,870,813
                                                                   ------------
            CHEMICAL - MISCELLANEOUS - 1.71%
    53,200  Airgas, Inc...........................................      538,650
    63,437  Crompton & Knowles Corp...............................    1,229,092
    36,000* Cytec Industries, Inc.................................      812,250
    19,368  Dexter Corp...........................................      620,987
    66,900  Ethyl Corp............................................      388,856
    36,170  Ferro Corp............................................    1,010,499
    11,264  H.B. Fuller Co........................................      489,984
    26,933  Georgia Gulf Corp.....................................      504,994
    50,436  M.A. Hanna Co.........................................      709,256
    31,393  Lawter International, Inc.............................      258,992
    52,719  Lubrizol Corp.........................................    1,430,003
    72,678  Lyondell Chemical Co..................................    1,353,628
    18,500  Minerals Technologies Inc.............................      811,688
     5,955  NCH Corp..............................................      333,480
    40,442  Olin Corp.............................................    1,236,009
    32,025  Rollins, Inc..........................................      546,427
    38,073  A. Schulman, Inc......................................      813,810
                                                                   ------------
                                                                     13,088,605
                                                                   ------------
            CONGLOMERATES - 1.48%
    39,698  Alexander & Baldwin, Inc..............................      913,054
    94,100  Dial Corp.............................................    2,470,125
    40,300* Litton Industries, Inc................................    2,465,856
     7,900* MAXXAM, Inc...........................................      385,619
    45,900  Ogden Corp............................................    1,219,219
    81,300  Viad Corp.............................................    1,895,306
    87,600  Whitman Corp..........................................    1,981,950
                                                                   ------------
                                                                     11,331,129
                                                                   ------------
            CONTAINERS - PAPER - 0.43%
    17,414  Chesapeake Corp.......................................      604,048

================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                 13
================================================================================


    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------


            CONTAINERS - PAPER - Continued
    88,979  Sonoco Products Co.................................... $  2,663,809
                                                                   ------------
                                                                      3,267,857
                                                                   ------------
            DRUGS - 5.04%
    25,000* Agouron Pharmaceuticals, Inc..........................    1,090,625
    45,280  Bergen Brunswig Corp. Class A.........................    2,818,680
    64,252  Biogen, Inc...........................................    4,875,121
    38,046  Carter-Wallace Inc....................................      675,317
    62,688* Centocor, Inc.........................................    2,538,864
   147,280  Chiron Corp...........................................    3,332,210
    53,425* Covance Inc...........................................    1,335,625
    69,982* Forest Laboratories, Inc..............................    3,262,911
    71,042* Genzyme Corp..........................................    2,988,204
     7,680* Genzyme Corp..........................................       26,879
    57,700  ICN Pharmaceuticals, Inc..............................    1,456,925
   109,736* IVAX Corp.............................................    1,042,492
    79,700  McKesson Corp.........................................    5,673,644
   107,634* Mylan Laboratories Inc................................    3,572,103
    74,200* Watson Pharmaceuticals, Inc...........................    3,997,525
                                                                   ------------
                                                                     38,687,125
                                                                   ------------
            ELECTRIC PRODUCTS -
            MISCELLANEOUS - 0.06%
    26,716  CMP Group Inc.........................................      479,218
                                                                   ------------
            ELECTRICAL EQUIPMENT - 1.99%
    84,186* American Power Conversion.............................    3,483,196
    29,031  AMETEK, Inc...........................................      602,393
    93,600* FORE Systems, Inc.....................................    1,415,700
    55,070  Hubbell Inc. Class B..................................    2,220,009
   129,657  Molex Inc.............................................    4,675,756
    68,746* Teradyne, Inc.........................................    2,204,169
    37,800* UCAR International, Inc...............................      687,487
                                                                   ------------
                                                                     15,288,710
                                                                   ------------
            ELECTRONIC INSTRUMENTS - 1.15%
    80,552* Arrow Electronics, Inc................................    1,752,006
    33,250* Imation Corp..........................................      540,313
    66,400  Integrated Device Technology..........................      390,100
    25,621* MagnaTek, Inc.........................................      291,439
    33,800  Pittston Brink's Group................................    1,014,000
    60,979* Sensormatic Electronics Corp..........................      495,454
    52,813  Symbol Technologies, Inc..............................    2,574,634
    24,616  Varian Associates, Inc................................      973,871



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            ELECTRONIC INSTRUMENTS - Continued
    55,513* Vishay Intertechnology, Inc........................... $    787,591
                                                                   ------------
                                                                      8,819,408
                                                                   ------------
            ENTERTAINMENT - 0.11%
    34,100* GTECH Holdings Corp...................................      854,631
                                                                   ------------
            FERTILIZERS - 0.28%
    92,946  IMC Global, Inc.......................................    2,126,140
                                                                   ------------
            FINANCE COMPANIES - 0.68%
    71,000  Finova Group, Inc.....................................    3,749,688
    44,600  Keystone Financial, Inc...............................    1,443,925
                                                                   ------------
                                                                      5,193,613
                                                                   ------------
            FOODS - 3.16%
    35,382  Dean Foods Co.........................................    1,609,881
    49,209  Dole Food Co., Inc....................................    1,556,235
    27,036  Dreyer's Grand Ice Cream, Inc.........................      368,366
    89,404  Flowers Industries, Inc...............................    2,039,529
    62,500  Hormel Foods Corp.....................................    1,847,656
    84,100  IBP, Inc..............................................    2,134,037
    15,012  International Multifoods Corp.........................      381,868
    60,100  Interstate Bakeries Corp..............................    1,577,625
    32,971  Lance, Inc............................................      649,117
    68,778  McCormick & Co., Inc..................................    2,295,466
    22,871  J.M. Smucker Co. Class A..............................      531,751
    35,521  Trinity Industries, Inc...............................    1,374,219
   192,486  Tyson Foods, Inc. Class A.............................    3,982,054
    42,400* U. S. Foodservices....................................    1,947,750
    44,258  Universal Foods Corp..................................    1,098,152
    37,500* Vlasic Foods Int'l Inc................................      810,937
                                                                   ------------
                                                                     24,204,643
                                                                   ------------
            FOOTWEAR - 0.27%
    28,800* Nine West Group, Inc..................................      360,000
    34,500* Payless ShoeSource, Inc...............................    1,681,875
                                                                   ------------
                                                                      2,041,875
                                                                   ------------
            FREIGHT - 0.30%
    47,846  Airborne Freight Corp.................................    1,276,890
    29,300  J.B. Hunt Transport Services..........................      556,700
    30,271  Overseas Shipholding Group Inc........................      478,660
                                                                   ------------
                                                                      2,312,250
                                                                   ------------

            FUNERAL SERVICES - 0.26%
    90,400  Stewart Enterprises Inc............................... $  2,017,050
                                                                   ------------
            HEALTHCARE - 3.95%
    98,800  Allegiance Corp.......................................    3,982,875
    53,900* Apria Healthcare Group, Inc...........................      377,300
       426* Coram Healthcare Corp.................................          799
    52,372* First Health Group Corp...............................      834,679
    99,649* Foundation Health Systems Class A.....................    1,376,402
   208,200* Health Management Assoc...............................    4,515,337
    53,500* Lincare Holdings Inc..................................    1,845,750
    49,391* NovaCare, Inc.........................................      154,347
    79,300* Omnicare, Inc.........................................    2,269,962
    66,300* Oxford Health Plans, Inc..............................      733,444
    40,574* PacifiCare Health System, Inc. Class B................    3,055,730
    67,400* Quintiles Transnational Corp..........................    3,361,575
    73,500* Quorum Health Group Inc...............................    1,221,937
    55,000* Steris Corp...........................................    1,474,687
    80,200* Sybron International Corp.............................    1,994,975
    65,000* Total Renal Care Holdings.............................    1,726,563
    36,300* Trigon Healthcare, Inc................................    1,345,369
                                                                   ------------
                                                                     30,271,731
                                                                   ------------
            HEAVY DUTY TRUCKS/PARTS - 0.23%
    18,600  Bandag, Inc...........................................      657,975
    45,904  Federal Signal Corp...................................    1,121,779
                                                                   ------------
                                                                      1,779,754
                                                                   ------------
            HOME BUILDERS - 0.20%
    97,425  Clayton Homes, Inc....................................    1,510,088
                                                                   ------------
            HOSPITAL MANAGEMENT - 0.18%
    85,200* Beverly Enterprises, Inc..............................      489,900
    58,400* Concentra Managed Care, Inc...........................      689,850
    64,600* Medaphis Corp.........................................      185,725
                                                                   ------------
                                                                      1,365,475
                                                                   ------------
            HOSPITAL SUPPLIES - 1.44%
    29,835* Acuson Corp...........................................      417,690
    27,533  Beckman Coulter Inc...................................    1,328,467
    52,500  DENTSPLY International Inc............................    1,410,937
    56,400  Hillenbrand Industries, Inc...........................    3,204,225
    63,800* PSS World Medical, Inc................................    1,323,850
         1* SonoSight, Inc........................................           10

================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
14                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------


            HOSPITAL SUPPLIES - Continued
    78,982  Stryker Corp.......................................... $  3,336,990
                                                                   ------------
                                                                     11,022,169
                                                                   ------------
            HOUSEHOLD PRODUCTS - 0.95%
   123,300* Bed Bath & Beyond, Inc................................    3,845,419
    16,014  Church & Dwight Co., Inc..............................      553,484
    32,446  First Brands Corp.....................................    1,214,697
    50,800  Premark International Inc.............................    1,704,975
                                                                   ------------
                                                                      7,318,575
                                                                   ------------
            HUMAN RESOURCES - 1.02%
    31,303  Kelly Services Inc. Class A...........................      909,743
    66,400  Manpower Inc..........................................    1,477,400
    90,500* Modis Professional Services...........................    1,080,344
    66,650  Olsten Corp...........................................      499,875
    82,700* Robert Half International, Inc........................    3,886,900
                                                                   ------------
                                                                      7,854,262
                                                                   ------------
            INFORMATION PROCESSING - 0.30%
    40,400* Comverse Technology, Inc..............................    2,323,000
                                                                   ------------
            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 0.69%
    37,200* Citrix Systems, Inc...................................    3,087,600
   149,700* Informix Corp.........................................      809,316
    79,900* Platinum Technology, Inc..............................    1,413,231
                                                                   ------------
                                                                      5,310,147
                                                                   ------------
            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - 1.00%
    56,800* Lexmark Intl Group, Inc...............................    4,338,100
    16,971  OEA, Inc..............................................      221,684
   140,492* Quantum Corp..........................................    3,108,385
                                                                   ------------
                                                                      7,668,169
                                                                   ------------
            INFORMATION PROCESSING -
            COMPUTER SERVICES - 5.18%
   375,600* America Online, Inc...................................   32,888,475
    54,000* Cambridge Technology Partner..........................    1,127,250
    82,852* Sterling Commerce Inc.................................    3,003,386
    84,400* SunGard Data Systems, Inc.............................    2,700,800
                                                                   ------------
                                                                     39,719,911
                                                                   ------------

            INFORMATION PROCESSING -
            CONSUMER SOFTWARE - 1.13%
    49,500* Intuit................................................ $  2,864,813
   113,550* Networks Associates, Inc..............................    5,776,856
                                                                   ------------
                                                                      8,641,669
                                                                   ------------
            INFORMATION PROCESSING -
            DATA SERVICES - 6.31%
    47,073  A.C. Nielson..........................................    1,297,450
   122,016  Comdisco, Inc.........................................    2,226,792
   154,900* Compuware Corp........................................    9,642,525
    56,551  Diebold, Inc..........................................    1,943,941
    54,800* Electronic Arts.......................................    2,308,450
    73,096* Fiserv, Inc...........................................    3,229,930
    23,768* Information Resources, Inc............................      199,057
    57,600* Keane, Inc............................................    1,656,000
    53,407* Mentor Graphics Corp..................................      460,635
    90,073* NCR Corp..............................................    3,355,219
    62,400* NOVA Corp.............................................    1,985,100
    30,036* Policy Management Systems.............................    1,535,590
    71,808  Reynolds and Reynolds Co. Class A.....................    1,516,944
    35,025* Sequent Computer Systems, Inc.........................      446,569
    78,900* Siebel Systems, Inc...................................    1,913,325
   100,300* Solectron Corp........................................    6,638,606
    70,800* Sterling Software, Inc................................    1,823,100
    87,780* Storage Technology Corp...............................    3,072,300
    27,695  Structural Dynamic Research Corp......................      482,931
    46,212* Symantec Corp.........................................      924,240
    43,800* Tech Data Corp........................................    1,762,950
                                                                   ------------
                                                                     48,421,654
                                                                   ------------
            INSURANCE - CASUALTY - 0.25%
    48,333  American Financial Group, Inc.........................    1,900,091
                                                                   ------------
            INSURANCE - MISCELLANEOUS - 1.10%
    63,700  AMBAC Financial Group Inc.............................    3,885,700
    23,799  HSB Group Inc.........................................      984,684
    47,700  Protective Life Corp..................................    1,857,319
    30,800  PMI Group Inc.........................................    1,684,375
                                                                   ------------
                                                                      8,412,078
                                                                   ------------
            INSURANCE - MULTILINE - 1.88%
   225,250  AFLAC Inc.............................................    8,306,094
   108,500  Old Republic International Corp.......................    2,312,406
    81,300  Reliastar Financial Corp..............................    3,821,100
                                                                   ------------
                                                                     14,439,600
                                                                   ------------
            LEISURE TIME - 0.53%
    61,300  Callaway Golf Co...................................... $    819,887
    77,925* Circus Circus Enterprises.............................      901,008
   100,402  International Game Technology.........................    2,315,521
                                                                   ------------
                                                                      4,036,416
                                                                   ------------
            LODGING - 0.31%
    70,457* Promus Hotel Corp.....................................    2,351,503
                                                                   ------------
            MACHINERY - AGRICULTURE - 0.05%
    49,000  AGCO Corp.............................................      401,188
                                                                   ------------
            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.20%
    22,456  Granite Construction, Inc.............................      725,610
    21,268* Jacobs Engineering Group, Inc.........................      801,537
                                                                   ------------
                                                                      1,527,147
                                                                   ------------
            MACHINERY - INDUSTRIAL/SPECIALTY - 1.17%
    24,818  Albany International Corp. Class A ...................      471,542
    60,000* American Standard Companies...........................    2,055,000
    29,822  Cordant Technologies Inc..............................    1,198,472
    38,218  Flowserve Corp........................................      678,369
    33,000  Newport News Shipbuilding.............................      928,125
    16,514  Nordson Corp..........................................      788,543
    26,133  Stewart & Stevenson Services..........................      259,697
    17,900  Tecumseh Products Co. Class A.........................      886,050
    55,292  Tidewater, Inc........................................    1,275,172
    22,224  Watts Industries, Inc. Class A........................      420,867
                                                                   ------------
                                                                      8,961,837
                                                                   ------------
            MERCHANDISE - DRUG - 0.07%
    63,000* Perrigo Co............................................      527,625
                                                                   ------------
            MERCHANDISE - SPECIALTY - 2.89%
    30,686* BJ's Wholesale Club Inc...............................    1,183,329
    56,200* Barnes & Noble, Inc...................................    1,861,625
    84,500* Best Buy Co., Inc.....................................    4,869,313
    74,900* CompUSA, Inc..........................................    1,109,456
    13,764  Enesco Group Inc......................................      332,056
    68,100* General Nutrition Cos., Inc...........................    1,208,775
    29,500* Micro Warehouse, Inc..................................      807,562
   204,837* Office Depot, Inc.....................................    6,657,203
   121,700* OfficeMax, Inc........................................    1,293,063
    45,311  Sotheby's Holdings, Inc. Class A......................    1,268,708
    34,236  Tiffany & Co..........................................    1,495,685

================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                 15
================================================================================



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            MERCHANDISE - SPECIALTY - Continued
    19,515  US Office Products, Co................................ $    107,333
                                                                   ------------
                                                                     22,194,108
                                                                   ------------
            MERCHANDISING - DEPARTMENT - 0.62%
    63,600* Borders Group, Inc....................................    1,542,300
   117,004* Saks Holding, Inc.....................................    3,217,610
                                                                   ------------
                                                                      4,759,910
                                                                   ------------
            MERCHANDISING - FOOD - 0.31%
    34,700  Hannaford Bros. Co....................................    1,622,225
    37,300  Ruddick Corp..........................................      729,681
                                                                   ------------
                                                                      2,351,906
                                                                   ------------
            MERCHANDISING - MASS - 0.69%
    54,200* Dollar Tree Stores Inc................................    2,459,325
   140,920  Family Dollar Stores, Inc.............................    2,827,208
                                                                   ------------
                                                                      5,286,533
                                                                   ------------
            METALS - MISCELLANEOUS - 0.19%
    24,406  Kennametal, Inc.......................................      520,153
    22,050  Precision Castparts Corp..............................      974,334
                                                                   ------------
                                                                      1,494,487
                                                                   ------------
            METALS - STEEL - 0.52
    49,000  AK Steel Holding Corp.................................      940,188
    16,910  Carpenter Technology Corp.............................      597,134
     9,257  Cleveland-Cliffs Inc..................................      352,345
    41,542  Harsco Corp...........................................    1,344,922
    24,885  Inland Steel Industries, Inc..........................      455,707
    21,123  Oregon Steel Mills, Inc...............................      267,998
                                                                   ------------
                                                                      3,958,294
                                                                   ------------
            MISCELLANEOUS - 0.17%
    64,100* Corrections Corp. of America..........................    1,314,052
                                                                   ------------
            MULTIMEDIA - 1.00%
   177,656* Cadence Design Systems, Inc...........................    4,996,575
    56,300* Synopsys Inc..........................................    2,667,213
                                                                   ------------
                                                                      7,663,788
                                                                   ------------
            NATURAL GAS-DIVERSIFIED - 0.92%
   103,600  El Paso Energy Corp...................................    3,535,350
    41,500  K N Energy, Inc.......................................    1,815,625
    67,486  Questar Corp..........................................    1,294,888



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            NATURAL GAS-DIVERSIFIED - Continued
    52,032* Seagull Energy Corp................................... $    426,012
                                                                   ------------
                                                                      7,071,875
                                                                   ------------
            OIL - INTEGRATED DOMESTIC - 0.06%
    32,214  Quaker State Corp.....................................      461,063
                                                                   ------------
            OIL - INTEGRATED INTERNATIONAL - 0.19%
    37,246  Murphy Oil Corp.......................................    1,485,184
                                                                   ------------
            OIL - SERVICE - PRODUCTS - 0.55%
    67,142  BJ Services Co........................................      927,399
   107,700* Noble Drilling Corp...................................    1,245,281
    65,525* Parker Drilling Co....................................      245,719
    52,472* Varco International, Inc..............................      357,465
    79,667* Weatherford International Inc.........................    1,453,923
                                                                   ------------
                                                                      4,229,787
                                                                   ------------
            OIL - SERVICES - 1.18%
   116,700  ENSCO International, Inc..............................    1,115,944
   140,415* Global Marine Inc.....................................    1,316,391
    82,739* Nabors Industries, Inc................................    1,096,292
    40,346* Smith International, Inc..............................      973,347
    90,300  Transocean Offshore, Inc..............................    2,229,281
    47,146  Witco Corp............................................      898,720
    34,000  York International Corp...............................    1,428,000
                                                                   ------------
                                                                      9,057,975
                                                                   ------------
            OIL/GAS PRODUCERS - 1.10%
    55,580  Cabot Corp............................................    1,674,348
    52,235  Noble Affiliates, Inc.................................    1,322,198
    92,870* Ocean Energy, Inc.....................................      754,569
    86,200  Pioneer Natural Resources Corp........................    1,142,150
    92,766* Ranger Oil Ltd........................................      440,639
    82,480  Ultramar Diamond Shamrock.............................    2,123,860
    45,391  Valero Energy Corp....................................      953,210
                                                                   ------------
                                                                      8,410,974
                                                                   ------------
            PAPER/FOREST PRODUCTS - 1.41%
    48,939  Bowater Inc...........................................    1,933,091
    73,670  Consolidated Papers, Inc..............................    1,883,189
    85,800  Georgia-Pacific Corp. Timber Group....................    1,973,400
    33,300  P. H. Glatfelter Co...................................      428,737
    42,639  Longview Fibre Co.....................................      482,354
    31,176  Pentair Inc...........................................    1,174,946
    23,100  Rayonier Inc..........................................      981,750



    NUMBER                                                            MARKET
   OF SHARES                                                          VALUE
   ---------                                                       ------------

            PAPER/FOREST PRODUCTS - Continued
    23,370  Standard Register Co.................................. $    687,954
    57,116  Unisource Worldwide, Inc..............................      449,789
    48,861  Wausau-Mosinee Paper Corp.............................      824,530
                                                                   ------------
                                                                     10,819,740
                                                                   ------------
            POLLUTION CONTROL - 0.85%
   149,100* Allied Waste Industries, Inc..........................    3,037,912
    33,033  Calgon Carbon Corp....................................      239,489
   147,212  US Filter Corp........................................    3,257,066
                                                                   ------------
                                                                      6,534,467
                                                                   ------------
            PUBLISHING - NEWS - 0.86%
    36,100  Lee Enterprises, Inc..................................    1,010,800
    22,168  Media General, Inc. Class A...........................    1,051,595
     8,561  Washington Post Co. Class B...........................    4,556,057
                                                                   ------------
                                                                      6,618,452
                                                                   ------------
            PUBLISHING/PRINTING - 0.44%
    24,486  Banta Corp............................................      651,940
    29,232  Houghton Mifflin Co...................................    1,224,091
    13,300* Scholastic Corp.......................................      633,413
    37,028  Wallace Computer Services, Inc........................      830,817
                                                                   ------------
                                                                      3,340,261
                                                                   ------------
            RAILROAD - 0.90%
    43,324  GATX Corp.............................................    1,638,189
   105,696  Kansas City Southern Ind..............................    4,511,898
    41,800* Wisconsin Central Transport...........................      757,625
                                                                   ------------
                                                                      6,907,712
                                                                   ------------
            RESTAURANTS - 1.30%
    36,633  Bob Evans Farms, Inc..................................      886,061
    53,855* Brinker International, Inc............................    1,369,937
    36,732* Buffets, Inc..........................................      431,601
    56,466  Cracker Barrel , Inc..................................    1,312,835
    33,100* Lone Star Steakhouse & Saloon.........................      252,388
    46,600* Outback Steakhouse Inc................................    1,654,300
    16,888* Sbarro, Inc...........................................      439,088
    78,800* Starbucks Corp........................................    3,634,650
                                                                   ------------
                                                                      9,980,860
                                                                   ------------
            SAVINGS & LOAN - 0.90%
   142,065  Charter One Financial, Inc............................    4,217,555

================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
16                                                November 30, 1998 (Unaudited)
================================================================================

  NUMBER                                                    MARKET
 OF SHARES                                                  VALUE
 ---------                                               -----------
            SAVINGS & LOAN - Continued
    99,700  Dime Bancorp, Inc. ......................    $ 2,648,281
                                                         -----------
                                                           6,865,836
                                                         -----------

            SECURITIES RELATED - 1.27%
   115,514  A.G. Edwards, Inc. ......................      4,259,579
   133,300  Paine Webber Group Inc. .................      5,448,637
                                                         -----------
                                                           9,708,216
                                                         -----------

            SEMICONDUCTOR EQUIPMENT - 0.20%
    43,400* Microchip Technology, Inc. ..............      1,510,863
                                                         -----------

            SEMICONDUCTORS - 3.13%
    81,040* Altera Corp. ............................      3,976,025
   133,238* Analog Devices, Inc. ....................      2,723,045
    81,700* Atmel Corp. .............................        990,613
    36,788  Avnet, Inc. .............................      2,140,602
    56,136* Cirrus Logic, Inc. ......................        691,175
    87,982* Cypress Semiconductor Corp. .............        896,317
    68,054  Linear Technology Corp. .................      4,768,033
   116,500* Maxim Integrated Products ...............      4,572,625
    64,681* Xilinx, Inc. ............................      3,282,561
                                                         -----------
                                                          24,040,996
                                                         -----------

            TELECOMMUNICATIONS - 1.19%
   111,628* ADC Communications, Inc. ................      3,334,886
    48,242  COMSAT Corp. ............................      1,718,621
    61,500* QUALCOMM, Inc. ..........................      3,374,813
    30,540  Vanguard Cellular Systems Class A .......        702,420
                                                         -----------
                                                           9,130,740
                                                         -----------

            TEXTILE - PRODUCTS - 0.98%
    47,600  Burlington Industries, Inc. .............        496,825
    88,700* Jones Apparel Group, Inc. ...............      2,056,731
   112,423  Shaw Industries Inc. ....................      2,276,566
    52,229* Unifi, Inc. .............................      1,005,408
    24,984  Wellman, Inc. ...........................        302,931
    47,000  WestPoint Stevens Inc. Class A ..........      1,410,000
                                                         -----------
                                                           7,548,461
                                                         -----------

            TOBACCO - 0.13%
    28,935  Universal Corp. .........................      1,018,150
                                                         -----------

            TRUCKERS - 0.23%
    26,114  Arnold Industries, Inc. .................        372,125

  NUMBER                                                    MARKET
 OF SHARES                                                  VALUE
 ---------                                               -----------
            TRUCKERS - Continued
    39,500  CNF Transportation, Inc. ................    $ 1,409,656
                                                         -----------
                                                           1,781,781
                                                         -----------

            UTILITIES - COMMUNICATION - 1.43%
    28,818  Aliant Communications, Inc. .............        821,313
    74,875  Century Telephone Enterprises ...........      4,267,875
   111,600  Cincinnati Bell, Inc. ...................      3,515,400
        12  SBC Communications, Inc. ................            575
    54,391  Telephone and Data Systems ..............      2,325,216
                                                         -----------
                                                          10,930,379
                                                         -----------


            UTILITIES - ELECTRIC - 9.26%
   111,514  Allegheny Energy, Inc. ..................      3,763,598
    16,279  Black Hills Corp. .......................        401,888
    18,459  Cleco Corp. .............................        631,067
    91,164  CMS Energy Corp. ........................      4,444,245
    58,800* Calenergy, Inc. .........................      1,841,175
    87,838  Conectiv, Inc. ..........................      2,020,274
   139,000  DPL Inc. ................................      2,780,000
    53,821  Energy East Corp. .......................      2,855,877
    89,062  Florida Progress Corp. ..................      3,807,400
    24,166  Hawaiian Electric Industries ............        940,964
    30,823  Idacorp Inc. ............................      1,074,952
    58,800  Illinova Corp. ..........................      1,591,275
    22,479  Indiana Energy, Inc. ....................        508,580
    62,616  Interstate Energy Corp. .................      1,901,961
    39,464  IPALCO Enterprises, Inc. ................      1,978,133
    59,019  Kansas City Power & Light Co. ...........      1,752,126
   117,642  LG&E Energy Corp. .......................      3,293,976
    76,334  MidAmerican Energy Holdings Co. .........      1,984,684
    33,818  Minnesota Power Inc. ....................      1,414,015
    51,357  Montana Power Co. .......................      2,603,158
   102,144  NIPSCO Industries, Inc. .................      2,994,096
    37,633  Nevada Power Co. ........................        891,432
    52,617  New England Electrical System ...........      2,196,760
   104,133* Northeast Utilities .....................      1,640,095
    66,192  OGE Energy Corp. ........................      1,849,239
    73,823  Pinnacle West Capital Corp. .............      3,363,560
   101,364  Potomac Electric Power Co. ..............      2,641,799
    34,237  Public Service Co. of New Mexico ........        665,482
    69,062  Puget Sound Energy Inc. .................      1,873,307
    87,688  Scana Corp. .............................      2,860,821
   104,520  TECO Energy, Inc. .......................      2,808,975
    43,488  UtiliCorp United Inc. ...................      1,530,234
    35,724  Washington Gas Light Co. ................        910,962



  NUMBER                                                    MARKET
 OF SHARES                                                  VALUE
 ---------                                               -----------
            UTILITIES - ELECTRIC - Continued
   103,552  Wisconsin Energy Corp. ..................   $  3,203,640
                                                        ------------
                                                          71,019,750
                                                        ------------

            UTILITIES - GAS, DISTRIBUTION-1.48%
    45,536  AGL Resources, Inc. .....................        981,870
   140,805  Keyspan Energy Corp. ....................      4,180,148
    72,468  MCN Energy Group Inc. ...................      1,372,364
    31,178  National Fuel Gas Co. ...................      1,432,240
   128,946  Tosco Corp. .............................      3,368,713
                                                        ------------
                                                          11,335,335
                                                        ------------

            WATER SERVICES - 0.26%
    65,200  American Water Works Co., Inc. ..........      2,017,125
                                                        ------------

            TOTAL COMMON STOCKS
            (Cost $582,878,594) .....................    751,522,047
                                                        ------------

   PAR                                                     MARKET
  VALUE                                                    VALUE
----------                                              -----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 2.12%

            FINANCE COMPANIES - 1.46%
$2,600,000  Ford Motor Credit Co.,
             5.05% due 12/02/98 .....................      2,599,635
 1,058,000  General Electric Capital Services, Inc.
             4.95% due 12/03/98 .....................      1,057,709
 7,564,000  General Motors Acceptance Corp.,
             4.86% due 12/01/98 .....................      7,564,000
                                                        ------------
                                                          11,221,344
                                                        ------------

            UTILITIES - ELECTRIC - 0.66%
 5,076,000  Conagra.,
             5.22% due 12/04/98 .....................      5,073,792
                                                        ------------

            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $16,295,136) ......................     16,295,136
                                                        ------------

            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.11%

            U. S. TREASURY BILLS - .011%
   875,000  United States Treasury Bills,
             4.20% due 12/31/98 .....................        870,100
                                                        ------------

================================================================================
              MIDCAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                 17
================================================================================

   PAR                                                    MARKET
  VALUE                                                   VALUE
----------                                            -------------
            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $870,100) .......................   $     870,100
                                                      -------------

            TOTAL INVESTMENTS
            (Cost $600,043,830) - 100.23% .........     768,687,283
            Other assets less liabilities,
             net - (0.23)% ........................      (1,690,783)
                                                      -------------

            NET ASSETS (equivalent
             to $24.79 per share on
             30,941,583 shares
             outstanding) - 100% ..................   $ 766,996,500
                                                      =============

          * Non-income producing

                                                       UNREALIZED
CONTRACTS                                             DEPRECIATION
---------                                             -------------
       FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 11/30/98)
 78 (2)    S&P MidCap 400 Index Futures
            (December/$354.70).....................   $    (139,545)
                                                      =============

            (1)U.S.Treasury Bills with a market value of
               approximately $750,000 were maintained in a segregated account with a portion placed as collateral for futures contracts

            (2)Per 500

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  30,941,583 shares outstanding ...................   $     309,416
Additional paid in capital ........................     451,691,775
Accumulated net realized gain on securities .......     146,455,252
Undistributed net investment income ...............          36,149
Unrealized appreciation (depreciation) of:
  Investments ..................   $ 168,643,453
  Futures ......................        (139,545)       168,503,908
                                   -------------      -------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING .......   $ 766,996,500
                                                      =============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
              MIDCAP INDEX FUND - FINANCIAL STATEMENTS (Unaudited)
18
================================================================================


STATEMENT OF OPERATIONS
For the six months ended November 30, 1998

INVESTMENT INCOME:
Dividends ......................................................................     $  4,633,094
Interest .......................................................................          323,201
                                                                                     ------------
  Total investment income ......................................................        4,956,295
                                                                                     ------------

EXPENSES:
Advisory fees ..................................................................        1,181,632
Custodian and accounting services ..............................................           89,099
Reports to shareholders ........................................................           59,692
Audit fees and tax services ....................................................           12,968
Directors' fees and expenses ...................................................           10,874
Miscellaneous ..................................................................           30,865
                                                                                     ------------
  Total expenses ...............................................................        1,385,130
                                                                                     ------------
NET INVESTMENT INCOME ..........................................................        3,571,165
                                                                                     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain (loss) on:
  Investments ..................................................... $ 80,067,104
  Futures contracts ...............................................   (1,347,612)      78,719,492
                                                                    ------------
Net unrealized depreciation during the period:
  Investments .....................................................  (96,218,028)
  Futures contracts ...............................................      (98,820)     (96,316,848)
                                                                    ------------     ------------
   Net realized and unrealized loss on securities during the period ............      (17,597,356)
                                                                                     ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(14,026,191)
                                                                                     ============


STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the             For the
                                                                    six months ended   fiscal year ended
                                                                    November 30,1998      May 31, 1998
                                                                    ----------------   -----------------
OPERATIONS:
Net investment income .............................................   $   3,571,165      $   6,901,224
Net realized gain on securities ...................................      78,719,492         68,478,713
Net unrealized appreciation (depreciation) of securities
     during the period ............................................     (96,316,848)       104,095,928
                                                                      -------------      -------------
  Increase (decrease) in net assets resulting from operations .....     (14,026,191)       179,475,865
                                                                      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................       3,577,363         (6,915,741)
Net realized gain on securities ...................................              --        (39,892,715)
                                                                      -------------      -------------
  Decrease in net assets resulting from distributions
     to shareholders ..............................................      (3,577,363)       (46,808,456)
                                                                      -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ..................................      17,273,125         54,227,081
Proceeds from capital stock issued for distributions reinvested ...       3,577,363         46,808,456
                                                                      -------------      -------------
                                                                         20,850,488        101,035,537
Cost of capital stock repurchased .................................     (40,568,063)       (36,446,663)
                                                                      -------------      -------------
  Increase (decrease) in net assets resulting from
     capital stock transactions ...................................     (19,717,575)        64,588,874
                                                                      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................     (37,321,129)       197,256,283

NET ASSETS:
Beginning of period ...............................................     804,317,629        607,061,346
                                                                      -------------      -------------
End of period (including undistributed net investment income
     of $36,149 and $42,347) ......................................   $ 766,996,500      $ 804,317,629
                                                                      =============      =============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ......................................         714,310          2,234,398
Shares issued for distributions reinvested ........................         152,128          1,997,359
Shares of capital stock repurchased ...............................      (1,754,748)        (1,539,198)
                                                                      -------------      -------------
  Increase (decrease) in shares outstanding .......................        (888,310)         2,692,559
Shares outstanding:
  Beginning of period .............................................      31,829,893         29,137,334
                                                                      -------------      -------------
  End of period ...................................................      30,941,583         31,829,893
                                                                      =============      =============




SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                 SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS
NOVEMBER 30, 1998 (UNAUDITED)                                                 19
================================================================================


 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
---------                                                   ----------
            COMMON STOCK - 97.72%

            ADVERTISING - 0.60%
     6,625* ADVO, Inc. ................................     $  171,422
     5,100* Catalina Marketing Corp. ..................        297,075
     2,600* Doubleclick, Inc. .........................        105,300
     7,500* Getty Images, Inc. ........................        129,375
       300  Grey Advertising, Inc. ....................        108,000
     4,525* HA-LO Industries, Inc. ....................        144,517
     7,300* NFO Worldwide Inc. ........................         92,163
     1,700* TMP Worldwide Inc. ........................         54,400
     6,800* Westwood One, Inc. ........................        180,200
                                                            ----------
                                                             1,282,452
                                                            ----------

            AEROSPACE/DEFENSE - 0.55%
     3,200* Alliant Techsystems, Inc. .................        243,800
     6,700* Aviall, Inc. ..............................         81,237
     1,280* Banner Aerospace, Inc. ....................         11,360
     6,600  BE Aerospace, Inc. ........................        156,750
     2,200  Cubic Corp. ...............................         45,100
     4,393* Fairchild Corp. Class A ...................         70,562
     8,400  Gencorp Inc. ..............................        206,850
     2,500  HEICO Corp. ...............................         61,094
     3,100* Moog Inc. .................................         89,900
     5,100* Remec, Inc. ...............................         70,763
     1,600* Sequa Corp. Class A .......................        101,800
     6,100* Trimble Navigation Ltd. ...................         54,519
                                                            ----------
                                                             1,193,735
                                                            ----------

            AIRLINES - 0.73%
    10,600* Airtran Holdings Inc. .....................         42,400
     5,400* Alaska Air Group, Inc. ....................        202,162
    11,600  American West Holdings Corp. ..............
             Class B ..................................        163,850
     2,300* Amtran Inc. ...............................         50,600
     5,600  ASA Holdings, Inc. ........................        190,050
     3,400* Atlas Air, Inc. ...........................        157,250
     3,300  Circle International Group, Inc. ..........         56,925
     6,300  Expeditors International of WA ............        242,550
    10,900* Mesa Airlines, Inc. .......................         87,200
     1,050* Mesaba Holdings, Inc. .....................         19,687
     3,650  Midwest Express Holdings, Inc. ............        101,288
     6,300  SkyWest, Inc. .............................        170,494
    16,600  Transport World Airlines, Inc. ............         84,038
                                                            ----------
                                                             1,568,494
                                                            ----------

 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
---------                                                   ----------
            APPAREL & PRODUCTS - 1.35%
     4,100* American Eagle Outfitters .................     $  244,975
     6,700* Ann Taylor Stores Corp. ...................        220,681
     5,600  Authentic Fitness Corp. ...................         89,600
     2,500* Brylane Inc. ..............................         39,688
     2,900* Buckle, Inc. ..............................         74,313
    11,925  Claire's Stores, Inc. .....................        202,725
     6,100* Dress Barn, Inc. ..........................         89,975
     7,700* Footstar Inc. .............................        187,687
     2,900* Gadzooks, Inc. ............................         21,387
     3,200* Goodys Family Clothing Inc. ...............         36,000
    10,200* Guess? Inc. ...............................         38,250
     6,200* Gymboree Corp. ............................         41,462
    13,500* Hartmarx Corp. ............................         79,313
     5,000* Jo-ann Stores Inc. ........................         78,750
     5,450  Kellwood Co. ..............................        147,150
     5,300* Land's End, Inc. ..........................        119,581
     6,150* Mens Wearhouse, Inc. ......................        155,672
     8,900  Nautica Enterprises, Inc. .................        175,219
     4,900  Oakley Inc. ...............................         47,775
     6,200  OshKosh B'Gosh, Inc. Class A ..............        148,800
       900  Oxford Industries Inc. ....................         25,988
     5,925* Pacific Sunwear of California .............         87,764
     6,000  Phillips-Van Heusen Corp. .................         42,000
     4,300  St. John Knits, Inc. ......................         86,000
     6,800* Stage Stores, Inc. ........................         78,200
     4,400  Talbots, Inc. .............................        112,200
     2,400  UniFirst Corp. ............................         52,800
     2,400* Urban Outfitters, Inc. ....................         33,900
     4,800* Value City Dept. Stores Inc. ..............         49,200
     3,700* Wet Seal, Inc. ............................        102,675
                                                            ----------
                                                             2,909,730
                                                            ----------

            APPLIANCES/FURNISHINGS - 0.87%
     6,400  Aaron Rents, Inc. .........................        100,000
     3,850  Bassett Furniture Industries ..............         97,213
     5,000* CORT Business Services Corp. ..............        113,438
     8,797* Griffon Corp. .............................         84,671
     4,600  Haverty Furniture Cos, Inc. ...............         89,700
    15,400  Heilig-Meyers Co. .........................        107,800
     5,800* Helen Of Troy, Ltd. .......................         97,150
     5,200  Hunt Corp. ................................         71,175
    11,500  Hussmann International, Inc. ..............        189,750
     9,300  Kimball International, Inc. Class B .......        179,025
    12,000  La-Z-Boy Chair Co. ........................        201,000
    13,185* Metromedia International Group ............         58,508



 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
---------                                                   ----------
            APPLIANCES/FURNISHINGS - Continued
     3,800  National Presto Industries ................     $  156,988
     4,650  Oneida Ltd. ...............................         84,862
     4,700* Renters Choice, Inc. ......................        113,387
     3,750* SLI, Inc. .................................         82,500
     6,500* Windmere Corp. ............................         39,813
                                                            ----------
                                                             1,866,980
                                                            ----------

            AUTO - CARS - 0.15%
     8,800* Avis Rent A Car Inc. ......................        185,350
     6,500* Budget Group, Inc. ........................         81,250
     4,000* United Auto Group, Inc. ...................         53,750
                                                            ----------
                                                               320,350
                                                            ----------

             AUTO - ORIGINAL EQUIPMENT - 0.77%
     7,100* Allen Telecom, Inc. .......................         49,256
     5,900  Arvin Industries, Inc. ....................        247,800
     6,800* Breed Technologies, Inc. ..................         45,900
    10,200  Donaldson Co., Inc. .......................        204,000
     6,200* Hayes Lemmerz International, Inc. .........        195,300
    13,300  Mark IV Industries, Inc. ..................        224,438
    14,550* Miller Industries, Inc. ...................         70,022
     5,700  Modine Manufacturing Co. ..................        208,050
     5,300  Superior Industries International, Inc.....        137,800
    11,800* Tower Automotive, Inc. ....................        268,450
                                                            ----------
                                                             1,651,016
                                                            ----------

            AUTO - REPLACEMENT PARTS - 0.91%
     5,100  A.O. Smith Corp. ..........................        126,863
     5,100* Aftermarket Technology Corp. ..............         29,325
    15,100* Collins & Aikman Corp. ....................         80,219
     3,800* CSK Auto Corp. ............................        105,925
     3,900* Discount Auto Parts, Inc. .................         97,256
     5,400  Furon Co. .................................         92,813
     8,500  Kaydon Corp. ..............................        300,156
     3,300  Midas Inc. ................................        102,919
     6,957  Myers Industries, Inc. ....................        156,532
     2,200* O'Reilly Automotive, Inc. .................         99,825
     5,350  Simpson Industries, Inc. ..................         56,175
     6,400* SPX Corp. .................................        371,200
     4,700  Standard Motor Products, Inc. .............        107,218
     4,450  Standard Products Co. Class A .............         82,881
     6,468  Wynn's International, Inc. ................        143,509
                                                            ----------
                                                             1,952,816
                                                            ----------

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
20                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================

 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
---------                                                   ----------
            BANKS - OTHER - 0.55%
       600  Alabama National Bancorp ..................     $   15,600
    10,400  First Bancorp/Puerto Rico .................        284,700
     5,400  First Merchants Corp. .....................        153,900
     3,000  Irwin Financial Corp. .....................         85,875
    11,200  Republic Security Financial Co. ...........        125,300
       200  Signal Corp. ..............................          6,850
     9,965  Sky Financial Group Inc. ..................        302,683
     2,100* Sterling Bancshares, Inc. .................         33,338
    12,000  Westernbank Puerto Rico ...................        159,000
                                                            ----------
                                                             1,167,246
                                                            ----------

            BANKS - REGIONAL - 6.77%
     7,350  AMCORE Financial, Inc. ....................        173,184
     7,700  Anchor BanCorp Wisconsin, Inc. ............        154,963
     2,400  BancFirst Corp. ...........................         97,800
    10,400  BancorpSouth, Inc. ........................        198,900
     3,800  Bancwest Corp. ............................        164,350
     3,700  Bank Atlantic Bancorp Class B .............         29,600
     2,931  Bank of Granite Corp. .....................         83,534
     6,100  Banknorth Group, Inc. .....................        203,588
     1,243* BOK Financial Corp. .......................         59,052
       400  BT Financial Corp. ........................         11,200
     3,150  Capital City Bank Group, Inc. .............         92,138
     1,700  Carolina First Corp. ......................         42,394
     3,200  Cathay Bancorp Inc. .......................        121,000
     4,110  Chemical Financial Corp. ..................        174,675
     6,350  Citizens Banking Corp. ....................        205,184
     6,587  CNB Bancshares, Inc. ......................        285,711
     7,261  Commerce Bancorp, Inc. ....................        346,713
    17,044  Commercial Federal Corp. ..................        390,947
     7,900  Commonwealth Bancorp, Inc. ................        120,475
    15,000  Community First Bankshares ................        319,688
     1,960  Community Trust Bancorp ...................         45,080
     3,750  Corus Bankshares, Inc. ....................        136,172
     5,740  Cullen/Frost Bankers, Inc. ................        307,808
     2,860  F & M Bancorporation, Inc. ................         90,805
     8,142  F & M National Corp. ......................        245,278
     2,800  Farmers Capital Bank Corp. ................         98,350
         1  Fifth Third Bancorp .......................             50
    14,358  First American Financial Corp.
             Class A ..................................        439,714
     1,850  First Citizens BancShares, Inc.
             Class A ..................................        158,175
     4,900  First Commerce Bancshares, Inc.
             Class B ..................................        142,100


 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
---------                                                   ----------
            BANKS - REGIONAL - Continued
     5,600  First Commonwealth Financial ..............     $   137,200
     7,744  First Financial Bancorp ...................         259,908
     2,200  First Financial Bankshares ................          81,400
     2,931  First Financial Corp. .....................         130,430
     8,168  First Midwest Bancorp, Inc. ...............         318,041
     4,800  First Source Corp. ........................         156,000
     2,900  First United Bancshares ...................          57,275
     5,208  First Western Bancorp, Inc. ...............         164,052
     5,410  FNB Corp. .................................         152,833
     8,700* Friedman Billings Ramsey Class A ..........          52,200
     1,100* Frontier Financial Corp. ..................          53,350
     5,900  GBC Bancorp ...............................         146,763
     5,700  Harbor Florida Bancshares .................          61,988
     2,546  Harleysville National Corp. ...............          93,566
     4,500  Harris Financial, Inc. ....................          65,812
       800  Horizon Bancorp, Inc. .....................          29,600
     5,998  HUBCO, Inc. ...............................         161,946
    10,339* Imperial Bancorp ..........................         160,255
    21,500  Independence Community Bank ...............         303,687
     1,700  International Bancshares Corp. ............          91,800
     2,100  InterWest Bancorp, Inc. ...................          50,663
     3,166  JeffBanks, Inc. ...........................          71,630
     6,996  KeyCorp ...................................         214,690
     3,400  MainStreet Financial Corp. ................         146,200
     2,400  Mississippi Valley Bancshares, Inc. .......          87,900
     6,195  N B T Bancorp, Inc. .......................         155,649
     6,500  National Bancorp of Alaska ................         201,500
     4,553  National City Bancshares, Inc. ............         173,006
     3,276  National Penn Bancshares, Inc. ............         106,674
     6,200  Ocean Financial Corp. .....................          98,037
     6,846  Old National Bancorp Indiana ..............         355,992
     2,400  Omega Financial Corp. .....................          71,850
     8,458  One Valley Bancorp of West Va .............         278,585
     2,900  Park National Corp. .......................         278,400
     6,700  Peoples Bancorp, Inc. .....................          67,000
     6,300* PFF Bancorp, Inc. .........................          96,862
     2,400  Premier Bancshares, Inc. ..................          56,100
     6,000  Prime Bancorp .............................         114,000
     3,100* Republic Bancshares, Inc. .................          54,831
     6,200  Riggs National Corp. ......................         130,200
    10,800  Roslyn Bancorp, Inc. ......................         201,150
     7,380  S&T Bancorp, Inc. .........................         196,493
     1,800  Santa Barbara Bancorp .....................          45,000
     4,900* Silicon Valley Bancshares .................         122,500
     9,200* Southwest Bancorporation of TX ............         165,600

 NUMBER                                                       MARKET
OF SHARES                                                     VALUE
---------                                                   ----------
            BANKS - REGIONAL - Continued
    11,950  St. Paul Bancorp, Inc. ....................     $   252,444
     3,100  Sterling Financial Corp. ..................         127,875
     8,718  Susquehanna Bancshares, Inc. ..............         193,975
     5,400  Texas Regional Bancshares Class A .........         147,825
     4,950  Triangle Bancorp, Inc. ....................          94,978
     6,700  Trust Co. of New Jersey ...................         160,800
     6,890  TrustCo Bank Corp. NY .....................         192,920
     4,200  U.S.B. Holding Co., Inc. ..................          67,200
     3,792  UMB Financial Corp. .......................         167,796
     9,700  United Bankshares Inc. WV .................         277,056
     3,600  USBANCORP, Inc. ...........................          70,875
    13,100  UST Corp. .................................         324,225
     6,300  Vermont Financial Services ................         148,050
     8,600  Webster Financial Corp. ...................         238,650
    12,361  Westamerica Bankcorporation ...............         446,541
     6,794  Westcorp ..................................          58,173
     2,900  Western Bancorp ...........................          94,612
     7,200  Whitney Holding Corp. .....................         266,400
                                                            -----------
                                                             14,487,641
                                                            -----------

            BEVERAGE - BREWERS/DISTRIBUTORS - 0.44%
     9,100  Adolph Coors Class B ......................         452,725
     3,900  Beringer Wine Estates-B ...................         142,838
     3,700* Boston Beer, Inc. Class A .................          31,450
     5,000* Canandaigua Brands, Inc. Class A ..........         248,750
     2,000  Robert Mondavi Corp. Class A ..............          73,250
                                                            -----------
                                                                949,013
                                                            -----------

            BEVERAGE - SOFT DRINKS - 0.03%
     1,400  Coca-Cola Bottling Co. ....................          81,288
                                                            -----------

            BROADCASTING - 0.77%
     3,900  Ackerley Group, Inc. ......................          69,469
     4,100  Adelphia Communications Corp. .............
             Class A ..................................         143,244
     7,900  American Mobile Satellite Corp. ...........          36,538
     8,800* ANTEC Corp. ...............................         162,800
     2,000* CD Radio Inc. .............................          76,750
    11,100* Century Communications Corp. ..............
             Class A ..................................         271,256
     1,500* Cox Radio, Inc. Class A ...................          57,281
     3,100* Emmis Communications Corp. ................
             Class A ..................................         106,756
     2,300* Jones Intercable, Inc. ....................          71,444
     2,500  Paxson Communications Corp. ...............          18,125

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                21
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            BROADCASTING - Continued
    13,200* United International Holdings
             Class A ....................................     $  222,750
     1,800  United Television, Inc. .....................        198,000
    12,100  US Satellite Broadcasting, Inc. .............
             Class A ....................................         93,775
     3,600* Young Broadcasting Inc. Class A .............        128,250
                                                              ----------
                                                               1,656,438
                                                              ----------

            BUILDING MATERIALS - 0.93%
     1,100  Ameron, Inc. ................................         40,425
     7,200  Apogee Enterprises, Inc. ....................         89,100
     1,650  Butler Manufacturing Co. ....................         38,363
     5,200  CalMat Co. ..................................        159,900
     3,000  Centex Construction Production ..............        106,500
     9,500* Comfort Systems USA, Inc. ...................        178,125
     3,400* Cooper Companies, Inc. ......................         72,250
    12,800* Dal-Tile International, Inc. ................        110,400
     3,450  Elcor Corp. .................................        106,519
    13,700  Fedders USA Inc. ............................         76,206
     3,400  Florida Rock Industries, Inc. ...............         99,663
     2,800* Giant Cement Holding, Inc. ..................         67,200
    11,900  Interface, Inc. Class A .....................        148,750
     2,700  Lone Star Industries, Inc. ..................        204,356
     6,000* NCI Building Systems, Inc. ..................        147,000
     1,100  Puerto Rican Cement Co., Inc. ...............         40,700
     5,500  Texas Industries, Inc. ......................        159,156
     8,400  Watsco, Inc. ................................        150,675
                                                              ----------
                                                               1,995,288
                                                              ----------

            CHEMICAL - MAJOR - 0.38%
     5,600  Albemarle Corp. .............................        104,300
     4,400* Borg-Warner Automotive, Inc. ................        219,450
     5,000  Chemed Corp. ................................        169,375
     6,009  Hexcel Corp. ................................         55,208
     6,900* Polymer Group, Inc. .........................         73,312
     4,500* Synetic, Inc. ...............................        190,688
                                                              ----------
                                                                 812,333
                                                              ----------

            CHEMICAL - MISCELLANEOUS - 1.82%
     9,400  A. Schulman, Inc. ...........................        200,925
     8,300* Agribiotech, Inc. ...........................        107,900
    12,400* Airgas, Inc. ................................        125,550
     5,450  Brady Corp. .................................        140,338
     8,300  Cambrex Corp. ...............................        232,400
     7,900  ChemFirst, Inc. .............................        149,113

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            CHEMICAL - MISCELLANEOUS - Continued
     5,900  Dexter Corp. ................................     $  189,169
     6,400  Ethyl Corp. .................................         37,200
     9,600  Ferro Corp. .................................        268,200
     9,300* Fisher Scientific International, Inc. .......        172,050
     4,500  Foamex International, Inc. ..................         51,469
     4,500  General Chemical Group, Inc. ................         76,500
     5,900  Geon, Co. ...................................        131,275
     8,100  Georgia Gulf Corp. ..........................        151,875
     4,600  H.B. Fuller Co. .............................        200,100
     9,800  Lawter International, Inc. ..................         80,850
     4,950  LeaRonal, Inc. ..............................        111,994
    11,500  M.A. Hanna Co. ..............................        161,719
     2,900  MacDermid, Inc. .............................        106,937
     1,900* McWhorter Technologies, Inc. ................         44,887
     5,200  Minerals Technologies Inc. ..................        228,150
     1,200  NCH Corp. ...................................         67,200
     5,600  NL Industries, Inc. .........................         74,550
     5,800  OM Group, Inc. ..............................        209,887
     8,500  Rollins, Inc. ...............................        145,031
     2,000  Stepan Co. ..................................         55,875
     3,400* TETRA Technologies, Inc. ....................         42,925
     5,550* VWR Scientific Products Corp. ...............        173,437
     4,900  WD-40 Co. ...................................        151,900
                                                              ----------
                                                               3,889,406
                                                              ----------

            COAL - 0.07%
     1,634  NACCO Industries, Inc. Class A ..............        142,260
                                                              ----------

            CONGLOMERATES - 0.17%
     7,400  Alexander & Baldwin, Inc. ...................        170,200
     2,100* MAXXAM, Inc. ................................        102,506
     3,600* PEC Israel Economic Corp. ...................         86,625
                                                              ----------
                                                                 359,331
                                                              ----------

            CONSUMER FINANCE - 0.77%
    15,400* AmeriCredit Corp. ...........................        212,712
    14,300* Arcadia Financial Ltd. ......................         50,943
     6,875  Chittenden Corp. ............................        207,969
    10,600  Eaton Vance Corp. ...........................        257,712
     1,250  Fund American Enterprises ...................        177,188
    11,100* IMC Mortgage Co. ............................          6,938
     5,797  Metris Companies Inc. .......................        193,475
     4,300* SEI Investments Co. .........................        396,675
     5,350  WesBanco, Inc. ..............................        147,125
                                                              ----------
                                                               1,650,737
                                                              ----------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------

            CONTAINERS - METAL/GLASS - 0.47%
     8,000  AptarGroup, Inc. ............................     $  223,500
     7,900  Ball Corp. ..................................        337,725
     6,450  CLARCOR, Inc. ...............................        121,341
     1,800* CSS Industries, Inc. ........................         53,212
     5,000  Greif Brothers Corp. Class A ................        161,250
     4,000* Silgan Holdings, Inc. .......................        110,000
                                                              ----------
                                                               1,007,028
                                                              ----------

            CONTAINERS - PAPER - 0.26%
     4,900  Chesapeake Corp. ............................        169,969
    13,000* Gaylord Container Corp. Class A .............         68,250
     3,000* Ivex Packaging Corp. ........................         58,500
     7,390  Rock-Tenn Co. Class A .......................        120,549
     9,000* Shorewood Packaging Corp. ...................        133,313
                                                              ----------
                                                                 550,581
                                                              ----------

            COSMETICS/TOILETRIES - 0.07%
     9,400* Playtex Products, Inc. ......................        145,700
                                                              ----------

            DRUGS - 3.35%
     4,500  A.L. Pharma Inc. Class A ....................        162,000
     8,800* Agouron Pharmaceuticals, Inc. ...............        383,900
     2,600* Algos Pharmaceuticals Corp. .................         70,525
     6,100* Alkermes, Inc. ..............................        112,088
     6,200* AmeriSource Health Corp. Class A ............        396,800
     2,300* Barr Laboratories, Inc. .....................         97,175
     4,100  Bindley Western Industries ..................        158,363
     6,900  Carter-Wallace Inc. .........................        122,475
     7,900* Cephalon, Inc. ..............................         58,756
    10,900* Columbia Laboratories, Inc. .................         40,875
     7,900* COR Therapeutics, Inc. ......................         92,825
     4,000* Coulter Pharmaceutical, Inc. ................        113,500
    17,000* Covance Inc. ................................        425,000
    10,200* Dura Pharmaceuticals, Inc. ..................        131,963
     7,200* Fuisz Technologies, Ltd. ....................         87,300
     4,500* GelTex Pharmaceuticals, Inc. ................        107,438
    28,800* Gensia, Inc. ................................        133,200
     5,700* Guilford Pharmaceuticals, Inc. ..............         80,513
     3,000  Herbalife International, Inc. Class A .......         35,438
     5,600* Human Genome Sciences, Inc. .................        175,000
    10,100* ICOS Corp. ..................................        219,044
     4,400* IDEC Pharmaceuticals Corp. ..................        147,950
     7,800* Immune Response Corp. .......................        101,400
     6,900* Incyte Pharmaceuticals, Inc. ................        215,625
     4,100* Inhale Therapeutic Systems Inc. .............        132,738

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
22                                                NOVEMBER 30, 1998 (UNAUDITED)
================================================================================


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            DRUGS - Continued
    21,700* IVAX Corp. ..................................     $  206,150
     5,900  Jones Pharma Inc. ...........................        212,400
     3,150  Life Technologies, Inc. .....................        116,944
    12,458* Ligand Pharmaceuticals, Inc. Class B ........        123,801
     4,800* Medicis Pharmaceutical Class A ..............        302,400
     9,700* Millennium Pharmaceuticals ..................        197,637
     2,200* Miravant Medical Technologies ...............         33,550
     3,830* Natures Sunshine Products, Inc. .............         59,843
     4,900* Neurogen Corp. ..............................         84,218
     7,600* NeXstar Pharmaceuticals, Inc. ...............         76,000
     7,100* Parexel International Corp. .................        185,043
     5,300* Pathogenesis Corp. ..........................        254,400
    11,100* P-Com, Inc. .................................         41,278
     6,600* Regeneron Pharmaceuticals Inc. ..............         54,450
     5,300* Roberts Pharmaceutical Corp. ................        129,850
     5,200* SangStat Medical Corp. ......................        124,800
     2,400* Schein Pharmaceutical, Inc. .................         32,100
     7,900* Sepracor Inc. ...............................        655,700
    11,200* SEQUUS Pharmaceuticals, Inc. ................        221,200
     6,500* Vertex Pharmaceuticals Inc. .................        153,968
     8,800* Vivus Inc. ..................................         26,675
     4,100* Zonagen, Inc. ...............................         78,925
                                                              ----------
                                                               7,173,223
                                                              ----------

            ELECTRIC PRODUCTS -
            MISCELLANEOUS - 0.23%
     8,500  CMP Group Inc. ..............................        152,469
     5,900* Jabil Circut, Inc. ..........................        342,200
                                                              ----------
                                                                 494,669
                                                              ----------

            ELECTRICAL EQUIPMENT- 1.58%
     1,900* Advanced Lighting Technologies ..............         16,625
     8,500  AMETEK, Inc. ................................        176,375
    14,700* AMKOR Technologies, Inc. ....................         92,794
     4,000* Amphenol Corp. Class A ......................        131,250
     5,557* BancTec, Inc. ...............................         73,283
     6,700  Belden, Inc. ................................        113,063
     1,500* C & D Technologies, Inc. ....................         43,500
     9,300* Cable Design Technologies ...................        171,469
     4,300* California Microwave, Inc. ..................         52,138
     3,500* Dbt Online, Inc. ............................         59,719
     9,900* Digital Microwave Corp. .....................         58,163
     6,450* Electro Rent Corp. ..........................         77,400
     2,900* Electro Scientific Industries ...............         86,819
     6,600* Esterline Technologies Corp. ................        137,775

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            ELECTRICAL EQUIPMENT - Continued
     7,500  General Cable Corp. .........................     $  142,500
     1,676  General Electric Co. ........................        151,714
     7,400* GenRad, Inc. ................................        120,250
     2,800* Holophane Corp. .............................         64,050
     5,100* Hutchinson Technology, Inc. .................        157,781
    15,100* Intergraph Corp. ............................         98,150
     7,000  Juno Lighting, Inc. .........................        163,625
    10,000* Kemet Corp. .................................        141,250
     7,100* Kent Electronics Corp. ......................        100,731
     5,700  Kuhlman Corp. ...............................        158,888
     5,100* Littelfuse, Inc. ............................        119,850
    10,000* Mail-Well, Inc. .............................        129,375
     4,100* Plexus Corp. ................................        123,000
     4,900  Standex International Corp. .................        114,537
     1,200* Thermo Ecotek Corp. .........................         12,600
     5,850  Thomas Industries Inc. ......................        100,912
     2,300* Triumph Group, Inc. .........................         77,337
     7,900* Vicor Corp. .................................         70,112
     4,600  X-Rite, Inc. ................................         40,250
                                                              ----------
                                                               3,377,285
                                                              ----------

            ELECTRONIC INSTRUMENTS - 2.29%
     1,950  Analogic Corp. ..............................         69,225
     7,000  BMC Industries ..............................         43,313
     8,800* C-Cube Microsystems, Inc. ...................        230,450
    11,500* Checkpoint Systems, Inc. ....................        154,531
     8,300* Cognex Corp. ................................        137,469
    12,400* Commscope Inc. ..............................        188,325
     5,300  CTS Corp. ...................................        186,825
     4,300  Daniel Industries, Inc. .....................         47,031
     8,200* Dionex Corp. ................................        254,200
     2,400* Evans & Sutherland Computer .................         46,800
    18,400* Gentex Corp. ................................        338,100
     6,500  Gerber Scientific, Inc. .....................        164,531
     3,400* HADCO Corp. .................................        119,000
     4,575  Harman International Industries .............        195,295
    10,400* Imation Corp. ...............................        169,000
    21,000* Integrated Device Technology ................        123,375
    12,600* InterDigital Communication ..................         59,850
     4,700* Lattice Semiconductor Corp. .................        173,313
     7,000* LoJack Corp. ................................         64,750
     7,700* MagnaTek, Inc. ..............................         87,588
     4,200* Marshall Industries .........................        109,200
    12,750  Methode Electronics, Inc. Class A ...........        173,719
     2,300* Metromedia Fiber Network, Inc. ..............        119,313


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            ELECTRONIC INSTRUMENTS - Continued
     8,500* Mettler-Toledo International ................     $  223,125
     9,800  National Computer Systems, Inc. .............        322,175
     2,400* Optical Cable Corp. .........................         33,300
     2,700  Park Electrochemical Corp. ..................         51,806
     4,700* Performance Food Group Co. ..................        115,150
     6,937  Pioneer-Standard Electronics ................         75,440
     5,200  Pittston Bax Group ..........................         45,175
    14,700* Read-Rite Corp. .............................        197,531
    14,000* Sensormatic Electronics Corp. ...............        113,750
     4,900  Technitrol, Inc. ............................        147,918
     5,000* Telxon Corp. ................................        135,000
     4,100* Thermedics, Inc. ............................         42,793
    10,800* Vishay Intertechnology,  Inc. ...............        153,225
                                                              ----------
                                                               4,911,591
                                                              ----------

            ENTERTAINMENT - 0.92%
     3,600* AMC Entertainment, Inc. .....................         60,300
    11,700  Aztar Corp. .................................         59,231
     4,100* Carmike Cinemas, Inc. Class A ...............         82,000
     9,100* Florida Panthers Holdings, Inc. .............        101,806
     4,100* Gaylord Entertainment Co. ...................        120,181
     1,900* GC Companies, Inc. ..........................         76,475
     9,100* GTECH Holdings Corp. ........................        228,069
     9,200* Hollywood Entertainment Corp. ...............        220,800
     5,800  International Speedway Corp. ................        205,900
     5,900* Marvel Enterprises Inc. .....................         36,138
     6,946* Midway Games Inc. ...........................         70,762
     4,800* N2K Inc. ....................................         78,000
     4,000* Playboy Enterprises, Inc. ...................         61,750
     3,300* Primadonna Resorts, Inc. ....................         24,750
     1,100* Recoton Corp. ...............................         20,556
     6,200* SFX Entertainment Inc. Class A ..............        310,775
    11,400* Spelling Entertainment Group ................         83,363
    15,900* TCI Satellite Entertainment Inc.
             Class A ....................................         17,888
     2,800* Trans World Entertainment Corp. .............         64,750
     3,400* Trendwest Resorts, Inc. .....................         48,875
                                                              ----------
                                                               1,972,369
                                                              ----------

            FERTILIZERS - 0.07%
     6,604  Mississippi Chemical Corp. ..................        104,013
     8,400  Terra Industries, Inc. ......................         45,675
                                                              ----------
                                                                 149,688
                                                              ----------

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                23
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            FINANCE COMPANIES - 0.42%
     8,800  Aames Financial Corp. .......................     $   16,500
     2,600  Capital Factors Holdings, Inc. ..............         44,850
     9,000* Credit Acceptance Corp. .....................         59,625
     3,300* Delta Financial Corp. .......................         18,150
     8,000  Doral Financial Corp. .......................        143,000
     3,900* First Sierra Financial Inc. .................         35,100
     4,100* Franchise Mortgage Acceptance Co. ...........         39,462
     9,734* Imperial Credit Industries ..................         98,557
     2,166  Oriental Financial Group ....................         66,605
    16,000* Phoenix Investment Partners, Ltd ............        136,000
     5,300* Southern Pacific Funding ....................            319
     2,400  Student Loan Corp. ..........................        108,900
     2,300  Triad Guaranty, Inc. ........................         51,750
     8,800* UniCapital Corp. ............................         72,600
                                                              ----------
                                                                 891,418
                                                              ----------

            FINANCIAL SERVICES - 0.37%
     4,100  Advanta Corp. ...............................         42,793
     5,000  Conning Corp. ...............................         85,625
     5,000  D & N Financial Corp. .......................        115,313
    10,700  EVEREN Capital Corp. ........................        274,868
     1,200  First Liberty Financial Corp. ...............         26,100
     2,300* HealthCare Financial Partners ...............         75,613
     2,200* International Telecom. Data
             Systems Inc. ...............................         54,175
     3,600  Resource America, Inc. ......................         43,425
     4,900  Richmond Count Financial Corp. ..............         80,544
                                                              ----------
                                                                 798,456
                                                              ----------

            FOODS - 1.32%
     3,900* Agribrands International Inc. ...............        118,462
     5,600* American Italian Pasta Co. Class A ..........        141,400
     6,100  Chiquita Brands International ...............         68,625
     7,500  Corn Products International, Inc. ...........        210,468
     6,400  Dreyer's Grand Ice Cream, Inc. ..............         87,200
    10,000  Earthgrains Co. .............................        321,250
     4,400  International Multifoods Corp. ..............        111,925
     3,600  Interpool, Inc. .............................         52,200
     6,800  J.M. Smucker Co. Class A ....................        158,100
     6,000  Lance, Inc. .................................        118,125
     3,500  Michael Foods, Inc. .........................         87,937
    15,600* NBTY, Inc. ..................................         95,550
     3,800  Pilgrims Pride Corp. ........................         92,150

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            FOODS - Continued
     8,840* Ralcorp Holdings, Inc. ......................     $  154,700
    12,200  Richfood Holdings, Inc. .....................        226,463
     4,300  Riviana Foods ...............................         86,538
     1,000* United Natural Foods, Inc. ..................         24,375
    16,800  Universal Foods Corp. .......................        416,850
     9,500* Vlasic Foods International Inc. .............        205,438
     1,700* Wild Oats Markets, Inc. .....................         48,450
                                                              ----------
                                                               2,826,206
                                                              ----------

            FOOTWEAR - 0.38%
     7,400  Brown Group, Inc. ...........................        132,738
     6,800* Genesco, Inc. ...............................         37,825
     7,250* Just For Feet, Inc. .........................        164,031
     4,300  Justin Industries, Inc. .....................         55,363
     3,600  Kenneth Cole Productions, Inc.
             Class A ....................................         65,475
     4,600* Nine West Group, Inc. .......................         57,500
    12,100  Stride Rite Corp. ...........................        107,388
     1,800* Timberland Co. Class A ......................         73,687
     8,500  Wolverine World Wide, Inc. ..................        115,812
                                                              ----------
                                                                 809,819
                                                              ----------

            FREIGHT - 0.46%
     8,950  Air Express International Corp. .............        199,138
     2,800* Eagle USA Airfreight, Inc. ..................         53,200
    15,400* Greyhound Lines, Inc. .......................         92,400
     7,900  J.B. Hunt Transport Services, Inc. ..........        150,100
     5,512* Kirby Corp. .................................        109,551
    14,000* OMI Corp. ...................................         43,750
    10,200  Overseas Shipholding Group, Inc. ............        161,287
     3,500* SEACOR Holdings, Inc. .......................        167,125
                                                              ----------
                                                                 976,551
                                                              ----------

            GOLD MINING - 0.18%
    53,900  Battle Mountain Gold Co. ....................        252,656
     8,230* Getchell Gold Corp. .........................        134,766
                                                              ----------
                                                                 387,422
                                                              ----------

            HARDWARE & TOOLS - 0.12%
     3,900  Barnes Group Inc. ...........................        120,656
     5,900  Barnett, Inc. ...............................         73,750
     2,700  Lawson Products, Inc. .......................         62,100
                                                              ----------
                                                                 256,506
                                                              ----------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            HEALTHCARE - 2.06%
     5,500  Access Health, Inc. .........................     $  197,313
     9,500* Advanced Tissue Sciences, Inc. ..............         27,906
     4,000* Alternative Living Services .................        107,500
     7,300* American Oncology Resources .................         81,669
    10,900* Apria Healthcare Group, Inc. ................         76,300
     3,514  Block Drug Co., Inc. Class A ................        131,789
     3,800* CareMatrix Corp. ............................        106,400
     3,500* Curative Technologies, Inc. .................        100,625
    11,000* Genesis Health Ventures, Inc. ...............        105,188
     6,100* Hanger Orthopedic Group, Inc. ...............        146,400
     4,900  HealthPlan Services Corp. ...................         49,000
     6,900  Henry Schein, Inc. ..........................        244,950
     1,900  Hooper Holmes, Inc. .........................         44,413
     7,000  Invacare Corp. ..............................        167,563
    28,000* Laboratory Corp. of America .................         36,750
       580* LTC Healthcare Inc. .........................          1,668
    29,673* Mariner Post-Acute Network Inc. .............        127,965
     5,600* Medquist, Inc. ..............................        170,100
     6,200  Mentor Corp. ................................        114,700
     3,600* NCS HealthCare, Inc. Class A ................         72,900
    15,800* NovaCare, Inc. ..............................         49,375
    22,900* Oxford Health Plans, Inc. ...................        253,331
     5,575* Patterson Dental Co. ........................        232,059
     6,199* Pharmaceutical Product
             Development, Inc. ..........................        177,446
    15,700* PhyCor, Inc. ................................         96,162
     2,200* Priority Healthcare Corp. ...................         80,575
     3,300* Province Healthcare Co. .....................        105,600
     9,675* Renal Care Group, Inc. ......................        260,015
     9,896* Respironics Inc. ............................        186,787
     4,400* Rural/Metro Corp. ...........................         45,100
     6,100* Sierra Health Services, Inc. ................        139,537
    11,088  Sun Healthcare Group, Inc. ..................         58,212
     8,300* Sunrise Medical Inc. ........................        105,825
     2,400* Superior Consultant Holdings Corp. ..........         87,600
    20,000* Vencor Inc. .................................         90,000
     4,000* VISX, Inc. ..................................        291,500
     2,300* Vital Signs, Inc. ...........................         39,100
                                                              ----------
                                                               4,409,323
                                                              ----------

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
24                                                NOVEMBER 30, 1998 (UNAUDITED)
================================================================================


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            HEAVY DUTY TRUCKS/PARTS - 0.28%
     1,800  Bandag, Inc. ................................     $   63,675
     2,200* Detroit Diesel Corp. ........................         45,513
     9,000  Federal Signal Corp. ........................        219,938
     2,900* Terex Corp. .................................         81,200
     7,900  Titan International, Inc. ...................         78,506
     5,850  Wabash National Corp. .......................        109,687
                                                              ----------
                                                                 598,519
                                                              ----------

            HOME BUILDERS - 0.83%
     5,100* American Homestar Corp. .....................         83,513
     8,605  D R Horton, Inc. ............................        162,419
     6,000  Del Webb Corp. ..............................        159,000
    11,700* Fairfield Communities, Inc. .................        126,506
    10,800  Kaufman & Broad Home Corp. ..................        272,025
     3,400* NVR, Inc. ...................................        133,875
     6,281* Palm Harbor Homes, Inc. .....................        162,521
     6,600  Pulte Corp. .................................        167,888
     4,000  Ryland Group, Inc. ..........................        106,250
     9,500  Standard Pacific Corp. ......................         92,625
     7,400* Toll Brothers, Inc. .........................        179,913
     3,770  U.S. Home Corp. .............................        120,168
                                                              ----------
                                                               1,766,703
                                                              ----------

            HOSPITAL MANAGEMENT - 0.52%
     7,400* ABR Information Services, Inc. ..............        125,800
    11,829* Concentra Managed Care, Inc. ................        139,730
    12,200* Coventry Health Care Inc. ...................         90,737
     7,900* Magellan Health Services, Inc. ..............         74,062
    18,100* Medaphis Corp. ..............................         52,038
     9,300* Orthodontic Centers of America ..............        177,863
     3,100* Pediatrix Medical Group .....................        166,431
     3,600* Sunrise Assisted Living Inc. ................        155,250
    11,600* Ventas Inc. .................................        139,200
                                                              ----------
                                                               1,121,111
                                                              ----------

            HOSPITAL SUPPLIES - 0.91%
     5,700* Acuson Corp. ................................         79,800
     4,700  Arrow International, Inc. ...................        133,950
     7,500  Ballard Medical Products ....................        163,125
    12,400* Bio-Technology General Corp. ................         83,700
     2,600* Closure Medical Corp. .......................         59,800
     5,800* Coherent, Inc. ..............................         73,225
     3,600* CONMED Corp. ................................         98,100
     4,700* Datascope Corp. .............................        103,988
     3,000  Diagnostic Products Corp. ...................         77,625

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            HOSPITAL SUPPLIES - Continued
     9,800* Isis Pharmaceuticals, Inc. ..................     $  111,475
     2,100  Landauer, Inc. ..............................         59,850
     1,600* MiniMed, Inc. ...............................        114,000
     7,850  Owens & Minor, Inc. .........................        134,431
    17,275* PSS World Medical, Inc. .....................        358,456
     4,600* TECHE Corp. .................................         86,250
     7,800* Theragenics Corp. ...........................        107,738
     3,574  West Co., Inc. ..............................        108,560
                                                              ----------
                                                               1,954,073
                                                              ----------

            HOUSEHOLD PRODUCTS - 0.51%
     6,900  Church & Dwight Co., Inc. ...................        238,481
    10,200  First Brands Corp. ..........................        381,863
     4,500  Libbey, Inc. ................................        138,656
    10,700* Linens `N Things, Inc. ......................        327,688
                                                              ----------
                                                               1,086,688
                                                              ----------

            HUMAN RESOURCES - 0.68%
     2,900* Data Processing Resources ...................         68,875
    10,300* Interim Services Inc. .......................        213,725
     7,100* Labor Ready, Inc. ...........................        154,869
     7,300* Metamor Worldwide, Inc. .....................        172,919
     6,200  Norrell Corp. ...............................         98,813
    10,900* Novacare Employee Services Inc. .............         66,762
    21,800  Olsten Corp. ................................        163,500
     8,400* Personnel Group of America ..................        138,600
     2,100* Probusiness Services Inc. ...................         92,400
     3,000* Remedytemp, Inc. ............................         43,500
     6,000* SCB Computer Technology .....................         48,750
     4,600* SOS Staffing Services, Inc. .................         34,213
     3,000* Staff Leasing, Inc. .........................         27,000
     4,200* Staffmark, Inc. .............................         97,650
     3,700* Westaff Inc. ................................         24,512
                                                              ----------
                                                               1,446,088
                                                              ----------

            INFORMATION PROCESSING - 1.65%
    15,980* Acxiom Corp. ................................        377,528
     2,500* Administaff, Inc. ...........................         67,656
     2,400* Advent Software, Inc. .......................         91,800
    10,800* American Management Systems .................        318,600
     2,400* CDW Computer Centers, Inc. ..................        194,400
     9,750* CHS Electronics, Inc. .......................        144,421
     4,500* ChoicePoint Inc. ............................        261,562
     3,400* Complete Business Solutions .................         83,725
     4,700* Decisionone Holdings Corp. ..................         35,837

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            INFORMATION PROCESSING - Continued
     4,800* InfoUSA Inc. Class B ........................     $   27,600
     6,400* International Network Services ..............        349,600
    10,500* Lycos, Inc. .................................        619,500
     6,900  M D C Holdings Inc. .........................        126,788
     3,800* Micrel, Inc. ................................        154,138
     5,900* Paymentech, Inc. ............................         93,663
     2,800* Pegasystems, Inc. ...........................         18,375
     7,200* Safeguard Scientifics, Inc. .................        203,850
     3,700* Sipex Corp. .................................        119,325
    20,600* Sybase Inc. .................................        149,350
     2,500* Veeco Instruments, Inc. .....................         91,250
                                                              ----------
                                                               3,528,968
                                                              ----------

            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 1.06%
     4,400* Alydaar Software Corp. ......................         40,425
     3,400  Aspect Development, Inc. ....................        113,688
     5,000* AXENT Technologies, Inc. ....................        130,313
     2,918* Baan Co. NV .................................         34,651
     6,000* Cerner Corp. ................................        157,500
     6,200* Clarify, Inc. ...............................        111,600
     1,200* Engineering Animation, Inc. .................         46,950
     4,300* First Consulting Group, Inc. ................        101,050
     4,800* H.T.E., Inc. ................................         43,200
     6,500* Harbinger Corp. .............................         56,062
     6,500* HNC Software, Inc. ..........................        214,500
    42,500* Informix Corp. ..............................        229,765
     2,500* Metro Information Services, Inc. ............         65,000
     1,300* Peregrine Systems, Inc. .....................         48,018
     6,300* Platinum Software Corp. .....................         66,938
     4,400* Quadramed Corp. .............................        105,600
     2,900* Sanchez Computer Associates .................         88,088
     2,400* SCM Microsystems, Inc. ......................        143,100
     8,800  Software AG Systems, Inc. ...................        169,400
     3,700* SS&C Technologies Inc. ......................         43,013
     7,800  TAVA Technologies, Inc. .....................         44,850
     6,200* Visio Corp. .................................        219,325
                                                              ----------
                                                               2,273,036
                                                              ----------

            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - 0.73%
    11,194* Artesyn Technologies, Inc. ..................        187,500
    15,100* Electronics for Imaging, Inc. ...............        404,869
    18,600* Komag, Inc. .................................        134,850
     8,000* MEMC Electronic Materials ...................         75,500

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                25
================================================================================


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - Continued
    12,000* Micron Electronics Inc. .....................     $  273,000
     6,700  OEA, Inc. ...................................         87,520
     4,400* Rambus Inc. .................................        389,675
                                                              ----------
                                                               1,552,914
                                                              ----------

            INFORMATION PROCESSING -
            COMPUTER SERVICES - 1.20%
     6,800* BA Merchants Services, Inc. .................        113,900
    12,600  Checkfree Holdings Corp. ....................        204,750
     5,000* CMG Information Services ....................        387,500
     1,600* C-Net Inc. ..................................         84,900
     8,425* Computer Horizons Corp. .....................        189,563
     5,900  Computer Task Group, Inc. ...................        159,300
     2,600* Concord Communications, Inc. ................        115,375
     4,200* Cotelligent Inc. ............................         76,913
     3,000* Intelligroup, Inc. ..........................         48,000
     3,700* Mastech Corp. ...............................         98,512
     7,500  National Data Corp. .........................        280,312
     4,700* Nichols Research Corp. ......................        100,462
     5,100* Presstek Inc. ...............................         39,206
    20,843* Rationale Software Corp. ....................        472,876
     8,100* Security Dynamics Technologies ..............        123,525
     7,900* Vantive Corp. ...............................         67,150
                                                              ----------
                                                               2,562,244
                                                              ----------

            INFORMATION PROCESSING -
            CONSUMER SOFTWARE - 0.63%
     2,300* Advantage Learning Systems, Inc. ............        127,075
     6,000* BroadVision Inc. ............................        159,750
     3,900* Imrglobal Corp. .............................         82,875
     5,500* Infoseek Corp. ..............................        187,344
    10,200* Macromedia, Inc. ............................        284,962
     3,200* Mindspring Enterprises, Inc. ................        206,600
     9,400* MTI Technology ..............................         37,013
     6,900* Open Market Inc. ............................        119,025
     5,400* QAD Inc. ....................................         23,962
     3,300* Realnetworks, Inc. ..........................        127,050
                                                              ----------
                                                               1,355,656
                                                              ----------

            INFORMATION PROCESSING -
            DATA SERVICES - 5.19%
     5,033* ADAC Laboratories ...........................        130,858
     7,100  Analysts International Corp. ................        119,813
     8,800  Anixter Internationall, Inc. ................        145,200

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            INFORMATION PROCESSING -
            DATA SERVICES - Continued
     2,120* Applied Graphics Technology .................     $    27,163
     5,400* Aspen Technology, Inc. ......................          75,938
     8,208* Avant! Corp. ................................         136,971
     2,550  Barra, Inc. .................................          66,300
    14,400* Bea Systems, Inc. ...........................         172,800
     4,100* Bell & Howell Co. ...........................         138,375
     6,100* BISYS Group, Inc. ...........................         293,563
     4,300  Black Box Corp. .............................         151,038
     9,137* Boole & Babbage, Inc. .......................         288,958
     2,268* BRC Holdings, Inc. ..........................          43,232
     6,500* CCC Information Services ....................          71,500
     1,950* Computer Management Sciences ................          34,491
     6,900* CSG Systems International, Inc. .............         432,975
    15,200* Data General Corp. ..........................         275,500
     3,800* Data Transmission Network ...................         103,788
     2,900* Davox Corp. .................................          20,663
     2,600* Dialogic Corp. ..............................          58,500
    13,400* Diamond Multimedia Systems ..................          87,938
     3,700* Documentum, Inc. ............................         155,631
     5,400* Envoy Corp. .................................         215,325
     2,600  Fair Issac & Co., Inc. ......................         104,650
     8,900* FileNet Corp. ...............................          76,206
     7,300* GT Interactive Software Corp. ...............          43,800
     3,250  Henry Jack & Associates .....................         163,313
     9,700* HMT Technology Corp. ........................         110,338
     9,310* Hyperion Solutions Corp. ....................         301,411
     2,100* IDX Systems Corp. ...........................          86,231
     6,900* Industri-Matematik International
             Corp .......................................          43,125
    10,100* Information Resources, Inc. .................          84,588
     6,600  Innovex, Inc. ...............................         105,600
    17,900* Inprise Corp. ...............................          99,569
     4,700  Integrated Systems, Inc. ....................          47,294
     6,150* JDA Software Group, Inc. ....................          49,200
     2,100* Kronos, Inc. ................................          90,825
     3,000* Learning Tree International .................          24,938
    10,500* Legato Systems, Inc. ........................         502,031
     4,500* Manugistics Group, Inc. .....................          39,375
    15,800* Mentor Graphics Corp. .......................         136,275
     5,100* Mercury Interactive Corp. ...................         233,963
     4,200* MICROS Systems, Inc. ........................         119,700
     8,000  MTS Systems Corp. ...........................         103,500
     4,050  National Instruments Corp. ..................         117,450
     7,700* Network Appliance, Inc. .....................         578,462

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            INFORMATION PROCESSING -
            DATA SERVICES - Continued
     1,800* Network Solutions, Inc. .....................     $   118,125
    15,850* NOVA Corp. ..................................         504,228
    17,100* Oak Technology, Inc. ........................          67,865
     9,045* Paxar Corp. .................................          94,972
     7,500* Physician Computer Network ..................             468
     5,285* Primark Corp. ...............................         132,125
     6,150* Progress Software Corp. .....................         156,056
     2,300* Project Software & Development ..............          69,287
    11,000* PsiNet, Inc. ................................         206,250
     3,000* QRS Corp. ...................................         126,375
     3,520* Renaissance Worldwide Inc. ..................          25,080
    13,200* S3, Inc. ....................................          70,950
     4,800* Sandisk Corp. ...............................          57,000
     3,400* Sapient Corp. ...............................         157,250
    11,200* Sequent Computer Systems, Inc. ..............         142,800
     8,300* SMART Modular Technologies ..................         173,262
     3,500* Splash Technology Holdings ..................          30,187
     9,300  Structural Dynamic Research .................         162,168
     3,100* Sykes Enterprises, Inc. .....................          62,775
    14,700* Symantec Corp. ..............................         294,000
    12,850* System Software Associates ..................          88,343
    10,000* Systems & Computer Technology ...............         182,500
    10,125* Technology Solutions Co. ....................          94,289
     6,000* Transaction Systems Architects
             Class A ....................................         228,000
     5,300* Transition Systems, Inc. ....................          53,000
     7,000* USCS International, Inc. ....................         225,750
    11,200* Vanstar Corp. ...............................         133,700
     5,000* Viasoft, Inc. ...............................          36,250
     2,800* Volt Information Sciences, Inc. .............          65,275
     9,800* Wang Laboratories, Inc. .....................         249,900
     5,450* Wind River Systems Inc. .....................         254,106
     5,900* Xircom, Inc. ................................         178,106
     4,800* Zebra Technologies Corp. Class A ............         161,100
                                                              -----------
                                                               11,109,906
                                                              -----------

            INFORMATION PROCESSING -
            NETWORKING - 0.90%
     5,100* Concentric Network Corp. ....................         144,713
     4,200* Earthlink Network, Inc. .....................         255,413
     7,400* Excite, Inc. ................................         362,138
     2,200* Exodus Communications, Inc. .................          74,250
    13,300* Picturetel Corp. ............................          94,762
     7,700* PMC-Sierra, Inc. ............................         414,837

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
26                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            INFORMATION PROCESSING -
            NETWORKING - Continued
     6,000* Remedy Corp. ................................     $   62,625
     7,100* Shiva Corp. .................................         41,268
     9,100* USWeb Corp. .................................        207,025
     4,100* Verio Inc. ..................................         77,900
     5,700* Visual Networking, Inc. .....................        198,075
                                                              ----------
                                                               1,933,006
                                                              ----------

            INSURANCE - CASUALTY - 0.89%
     5,000* Acceptance Insurance Co., Inc. ..............         98,438
     4,700  Baldwin & Lyons, Inc. Class B ...............         99,875
     2,600  Citizens Corp. ..............................         85,962
     5,100  Commerce Group, Inc. ........................        174,675
     4,500  E.W. Blanch Holdings, Inc. ..................        180,281
     8,217  Frontier Insurance Group, Inc. ..............        116,579
     9,700  HCC Insurance Holdings, Inc. ................        180,056
     3,500* Highlands Insurance Group ...................         44,625
     2,800  Midland Co. .................................         69,650
     3,900  NAC Re Corp. ................................        186,225
     1,100  Nymagic, Inc. ...............................         23,100
     6,300* Risk Capital Holdings, Inc. .................        135,450
     2,000  RLI Corp. ...................................         72,375
     7,200  Selective Insurance Group ...................        135,900
       900  Stewart Information Services Corp. ..........         44,494
     3,350* Trenwick Group Inc. .........................        106,363
     3,505  United Fire & Casualty Co. ..................        129,247
     5,300  Vesta Insurance Group, Inc. .................         30,806
                                                              ----------
                                                               1,914,101
                                                              ----------

            INSURANCE - LIFE - 0.69%
     4,100* American Heritage Life Investment
             Corp .......................................        100,706
     2,900  American Medical Security Group .............         41,506
     4,400  Arm Financial Group Inc., Class A ...........         94,600
       600  Kansas City Life Insurance Co. ..............         49,500
     9,400  Life USA Holding, Inc. ......................        119,850
       500* National Western Life Ins. Co.
             Class A ....................................         59,250
     9,100  Presidential Life Corp. .....................        163,800
     6,550  Reinsurance Group of America ................        429,025
     7,600  UICI ........................................        151,050
     7,570* United Companies Financial ..................         30,753
     6,850  W.R. Berkley ................................        229,475
                                                              ----------
                                                               1,469,515
                                                              ----------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            INSURANCE - MISCELLANEOUS - 1.26%
     6,000* Amerin Corp. ................................     $  148,125
     4,100  Arthur J. Gallaher & Co. ....................        190,138
     5,600  Capital Re Corp. ............................        110,600
     2,900  Chicago Title Corp. .........................        135,575
     6,400  CMAC Investment Corp. .......................        308,800
     9,000  Crawford & Co. Class B ......................        137,250
     3,600  Executive Risk, Inc. ........................        194,400
     5,864  Fidelity National Financial .................        192,412
     4,600  Foremost Corp. of America ...................         94,012
     3,200  Harleysville Group ..........................         68,800
     7,550  HSB Group Inc. ..............................        312,381
     2,747  Liberty Corp. ...............................        133,230
    12,000* Mid Atlantic Medical Services, Inc. .........        106,500
     4,200  MMI Companies, Inc. .........................         68,513
     4,387  Poe & Brown Inc. ............................        153,545
     4,200  SCPIE Holdings, Inc. ........................        128,625
     8,300  TIG Holdings, Inc. ..........................        116,719
     4,100  Zenith National Insurance Corp. .............         99,937
                                                              ----------
                                                               2,699,562
                                                              ----------

            INSURANCE - MULTILINE - 0.87%
     4,650  Alfa Corp. ..................................        101,719
     4,878  American Annuity Group, Inc. ................        112,194
     4,553  AmerUs Life Holdings, Inc. ..................        100,451
     4,400  Argonaut Group, Inc. ........................        110,000
     5,600  CNA Surety Corp. ............................         82,250
     3,565* Delphi Financial Group, Inc. Class A ........        166,436
    10,100  FBL Financial Group, Inc. Class A ...........        247,450
     4,700  LandAmerica Financial Group .................        288,169
     3,100  Life Re Corp. ...............................        291,981
     1,050* Markel Corp. ................................        175,350
     1,500  Meadowbrook Insurance Group .................         23,719
     5,491  Medical Assurance, Inc. .....................        165,416
     6,200* PennCorp Financial Group, Inc. ..............          6,975
                                                              ----------
                                                               1,872,110
                                                              ----------

            LEISURE TIME - 1.09%
    16,900* Acclaim Entertainment, Inc. .................        161,606
     3,700* Action Performance Co., Inc. ................        135,050
     2,100* Anchor Gaming ...............................        107,100
     7,100* Bally Total Fitness Holding Corp. ...........        168,181
     9,300* Boyd Gaming Corp. ...........................         33,713
     5,600* Family Golf Centers, Inc. ...................        115,150
    10,400* Grand Casinos Inc. ..........................         98,800
     8,500* Handleman Co. ...............................        102,000

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            LEISURE TIME - Continued
     5,100* Hollywood Park, Inc. ........................     $   48,768
     7,000  Polaris Industries, Inc. ....................        244,125
    15,000* Premier Parks, Inc. .........................        406,875
     7,100* Rio Hotel & Casino Inc. .....................        110,494
     4,800* Scotts Co. Class A ..........................        173,700
     5,400* Station Casinos, Inc. .......................         44,550
     6,450* Sunterra Corp. ..............................         75,384
     6,800* Vail Resorts Inc. ...........................        171,700
     3,300* Vistana, Inc. ...............................         46,613
     7,200  Winnebago Industries, Inc. ..................         86,400
                                                              ----------
                                                               2,330,209
                                                              ----------

            LODGING - 0.53%
    13,400* Choice Hotels International Inc. ............        153,263
     4,100  Deltic Timber Corp. .........................         82,000
    14,400  Extended Stay America, Inc. .................        144,000
     7,500* Host Marriott Services Corp. ................         82,031
     6,039  Marcus Corp. ................................         91,340
    15,280  Meristar Hospitality Corp. ..................        297,005
     8,900* NS Group, Inc. ..............................         48,393
    12,800* Prime Hospitality Corp. .....................        112,000
     7,100* Red Roof Inns, Inc. .........................        120,700
                                                              ----------
                                                               1,130,732
                                                              ----------

            MACHINE - CONTRACT - 0.04%
     4,200* Rental Service Corp. ........................         88,988
                                                              ----------

            MACHINE TOOLS - 0.40%
     3,450* Chase Industries, Inc. ......................         40,322
     8,800* Gilead Sciences, Inc. .......................        273,900
     3,200  Gleason Corp. ...............................         61,200
     9,700  Milacron Inc. ...............................        196,425
     5,000  OmniQuip International, Inc. ................         67,344
     2,900* PRI Automation Inc. .........................         69,600
     8,000  Roper Industries, Inc. ......................        148,500
                                                              ----------
                                                                 857,291
                                                              ----------

            MACHINERY - AGRICULTURE - 0.09%
     2,700  Allied Products Corp. .......................         19,913
     5,400  Lindsay Manufacturing Co. ...................         81,000
     3,500  Toro Co. ....................................         92,750
                                                              ----------
                                                                 193,663
                                                              ----------

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                27
================================================================================


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.91%
     1,100* Astec Industries Inc. .......................     $   57,063
     6,400  Blount, Inc. Class A ........................        148,000
     6,400* Calpine Corp. ...............................        153,600
     4,700  CDI Corp. ...................................        126,019
     4,700  Columbus McKinnon Corp. .....................         85,481
     8,100  Foster Wheeler Corp. ........................        138,713
     4,950  Granite Construction, Inc. ..................        159,946
     8,500  Insituform Technologies, Inc.
             Class A ....................................        111,562
     3,900  J. Ray Mcdermott S.A ........................         95,550
     7,700  Jacobs Engineering Group, Inc. ..............        290,193
     5,900  Kaman Corp. Class A .........................         95,875
     4,822* Morrison Knudsen Corp. ......................         46,412
     3,400  Stone & Webster, Inc. .......................        115,600
     5,200  TJ International Inc. .......................        122,850
     7,542* United Rentals, Inc. ........................        197,978
                                                              ----------
                                                               1,944,842
                                                              ----------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 2.57%
     7,350  AAR Corp. ...................................        185,588
     4,646  Albany International Corp. Class A ..........         88,274
     6,075  Applied Industrial Tech., Inc. ..............         85,050
    10,180  Applied Power, Inc. Class A .................        362,663
     6,873  Baldor Electric Co. .........................        137,030
     5,000  Briggs & Stratton Corp. .....................        252,188
     7,280  Burlington Coat Factory Warehouse
             Corp .......................................        105,560
     8,900* DII Group, Inc. .............................        185,788
     4,600  Exide Corp. .................................         80,213
    12,500  Flowserve Corp. .............................        221,875
     2,000  Franklin Electric Co., Inc. .................        130,500
     5,200* Gardner Denver Inc. .........................         82,550
     1,275  General Binding Corp. .......................         47,813
     6,650  Graco, Inc. .................................        184,537
     5,200* Halter Marine Group, Inc. ...................         36,075
     4,400  Helix Technology Corp. ......................         53,900
     4,800  Hughes Supply, Inc. .........................        133,200
     9,350  IDEX Corp. ..................................        253,034
     4,700  Integrated Process Equipment ................         49,056
     5,600* Ionics, Inc. ................................        176,050
    10,400  JLG Industries, Inc. ........................        170,950
     6,000* Kulicke & Soffa Industries ..................        102,375
     5,850  Lilly Industries, Inc. Class A ..............        109,321

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - Continued
    11,200  Lincoln Electric Holdings ...................     $  263,200
     4,375  Manitowoc Co., Inc. .........................        173,906
     9,100  Newport News Shipbuilding ...................        255,937
     3,600  Nordson Corp. ...............................        171,900
     4,840* Oak Industries Inc. .........................        149,435
     5,300  Regal-Beloit Corp. ..........................        132,500
     2,400  Robbins & Myers, Inc. .......................         48,000
     3,400  SPS Technologies, Inc. ......................        194,650
     5,200  Scotsman Industries Inc. ....................        106,925
     4,400* Specialty Equipment Companies ...............        103,950
     8,100* Stewart & Stevenson Services, Inc. ..........         80,494
     5,100* Stillwater Mining Co. .......................        186,469
     3,700  Tecumseh Products Co. Class A ...............        183,150
     2,700  Tennant Co. .................................         93,150
     5,600  Watts Industries, Inc. Class A ..............        106,050
     3,300* Zoltek Companies, Inc. ......................         35,475
                                                              ----------
                                                               5,518,781
                                                              ----------

            MEDICAL TECHNOLOGY - 1.36%
     4,900* Affymetrix, Inc. ............................        122,500
    15,200* Alaris Medical Inc. .........................         79,800
     4,400* Aviron ......................................         94,600
     4,300* Bio-Rad Laboratories, Inc. Class A ..........         91,375
     2,700  Biomatrix, Inc. .............................        131,119
     5,600* Cytyc Corp. .................................        110,950
     3,800* Dendrite International, Inc. ................         73,150
     7,875* Enzo Biochem, Inc. ..........................        103,852
     5,900* Haemonetics Corp. ...........................        133,119
     3,900* Hologic, Inc. ...............................         50,944
     9,100* Idexx Laboratories, Inc. ....................        236,600
     2,000* IGEN International, Inc. ....................         54,250
     3,000* Kendle International Inc. ...................         67,125
    14,500* Liposome, Inc. ..............................        131,406
     2,200* Maxxim Med Inc. .............................         59,950
     1,500* On Assignment, Inc. .........................         53,343
     9,118* Organogenesis, Inc. .........................        121,953
     1,800* Perclose, Inc. ..............................         47,700
    16,500* Pharmerica Inc. .............................         68,062
     6,300* Protein Design Labs, Inc. ...................        138,600
     7,800  Quest Diagnostics Inc. ......................        139,425
     2,400* ResMed Inc. .................................         81,900
     2,800* Sabratek Corp. ..............................         47,250
    13,124  Scios Nova Inc. .............................         99,250
     7,275* Serologicals Corp. ..........................        213,703

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MEDICAL TECHNOLOGY - Continued
     4,200* Thermo Cardiosystems, Inc. ..................     $   48,825
     6,900* Thermolase Corp. ............................         35,363
     3,400* ThermoTrex Corp. ............................         35,700
     4,300* Transkaryotic Therapies, Inc. ...............         96,750
     6,400  US Bioscience, Inc. .........................         48,400
     2,300* Ventana Medical Systems, Inc. ...............         49,450
     1,300* Xomed Surgical Products Inc. ................         56,875
                                                              ----------
                                                               2,923,289
                                                              ----------

            MERCHANDISE - DRUG - 0.72%
     1,800* Andrex Corp. ................................         71,100
     3,700* Duane Reade, Inc. ...........................        148,463
     8,600* Express Scripts, Inc. Class A ...............        473,000
     8,000  Longs Drug Stores Corp. .....................        285,000
     6,000* Medimmune, Inc. .............................        401,250
    16,900* Perrigo Co. .................................        141,538
     4,600  Weider Nutrition International ..............         30,187
                                                              ----------
                                                               1,550,538
                                                              ----------

            MERCHANDISE - SPECIALTY - 2.75%
     1,700* Advanced Energy Industries ..................         30,813
     6,900* Ames Department Stores, Inc. ................        163,875
     9,100* APAC Teleservices, Inc. .....................         59,150
     6,818  Arctic Cat, Inc. ............................         71,589
     5,600* Avid Technology, Inc. .......................        133,700
     1,600* Bush Boake Allen, Inc. ......................         54,600
    13,500  Caseys General Stores, Inc. .................        187,313
     8,567  Cash America International ..................        144,568
     7,500* Central Garden & Pet Co. ....................        120,703
    33,200* Charming Shoppes, Inc. ......................        136,950
     4,800* Cole National Corp. Class A .................         74,100
     5,600* Compucom Systems, Inc. ......................         21,700
     1,000* Copart, Inc. ................................         23,125
    24,400* Corporate Express, Inc. .....................        143,350
     4,200* Daisytek International Corp. ................         65,100
     4,900* Department 56, Inc. .........................        168,744
     8,400* Eagle Hardware & Garden, Inc. ...............        236,775
     9,800* Earthshell Corp. ............................        134,138
     4,500  Enesco Group Inc. ...........................        108,563
    13,500  Fingerhut Companies, Inc. ...................        150,188
     3,150* Fossil, Inc. ................................         87,216
     5,200* Franklin Covey Co. ..........................         97,500
     5,000* Friedman's, Inc. Class A ....................         50,000
     5,950* Garden Ridge Corp. ..........................         46,856
     4,400* Gibson Greetings, Inc. ......................         48,400

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
28                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MERCHANDISE - SPECIALTY - Continued
     2,700* Guitar Center, Inc. .........................     $   61,763
     6,700  Hancock Fabrics, Inc. .......................         56,531
     4,005  Hancock Holding Co. .........................        180,225
    15,100* Homebase, Inc. ..............................         86,825
     3,300* Inacom Corp. ................................         68,475
     2,800* JLK Direct Distribution Inc. ................         30,625
     8,200  Jostens, Inc. ...............................        192,187
     3,578  K2, Inc. ....................................         40,700
     2,100* Keystone Automotive Industries ..............         40,031
     5,400* Knoll, Inc. .................................        145,800
     2,600  LabOne, Inc. ................................         37,050
     6,600* Michaels Stores, Inc. .......................        118,800
     9,000* Micro Warehouse, Inc. .......................        246,375
     5,200  MicroAge, Inc. ..............................         91,000
     5,400* Petco Animal Supplies, Inc. .................         54,000
    33,400* Petsmart Inc. ...............................        285,988
     4,963  Price Enterprises Inc. ......................         27,296
     3,700* Rent-Way, Inc. ..............................        100,362
     2,700* Russ Berrie and Co. Inc. ....................         61,087
     8,300  Seitel, Inc. ................................        111,012
    14,100* Sitel Corp. .................................         35,250
     9,500  Sotheby's Holdings, Inc. Class A ............        266,000
     1,914  South Jersey Industries, Inc. ...............         49,405
     7,400* Spiegel, Inc. Class A .......................         29,137
     8,050* Sports Authority, Inc. ......................         52,325
     2,300* SportsLine USA, Inc. ........................         39,675
     5,100  Sturm, Ruger & Co. Inc. .....................         64,706
    16,000  Sunglass Hut International ..................         96,000
     5,700  The Finish Line .............................         52,013
     5,700* Twinlab Corp. ...............................         94,763
     8,600* United Stationers Inc. ......................        227,900
     2,400* West Marine, Inc. ...........................         27,300
     9,100* Zale Corp. ..................................        260,487
                                                              ----------
                                                               5,890,109
                                                              ----------

            MERCHANDISING - DEPARTMENT - 0.12%
     1,300* Alexander's, Inc. ...........................        103,594
     3,300* K&G Men's Center, Inc. ......................         31,350
     2,900* Maxim Group, Inc. ...........................         56,731
     7,500* Stein Mart, Inc. ............................         64,453
                                                              ----------
                                                                 256,128
                                                              ----------

            MERCHANDISING - FOOD - 0.50%
     4,800* CEC Entertainment, Inc. .....................        142,200
        75  Farmer Bros. Co. ............................         14,850

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MERCHANDISING - FOOD - Continued
     9,800  Fleming Companies, Inc. .....................     $   98,613
     4,600  Great Atlantic & Pacific Tea Co., Inc. ......        125,638
     3,200* IHOP Corp. ..................................        127,200
     2,300  Ingles Markets, Inc. Class A ................         27,600
    10,800  Ruddick Corp. ...............................        211,275
     3,000  Smart & Final Inc. ..........................         31,875
     8,500* Smithfield Foods, Inc. ......................        224,718
     7,200* Zapata Corp. ................................         56,700
                                                              ----------
                                                               1,060,669
                                                              ----------

            MERCHANDISING - MASS - 0.26%
     3,800* Coldwater Creek, Inc. .......................         45,600
     4,500* Global Directmail Corp. .....................         88,312
     3,700* Insight Enterprises, Inc. ...................        155,863
     8,400* ShopKo Stores, Inc. .........................        270,900
                                                              ----------
                                                                 560,675
                                                              ----------

            METALS - ALUMINUM - 0.22%
     6,100* ACX Technologies, Inc. ......................         77,775
     7,000  Century Aluminum Co. ........................         59,500
     5,000  Commonwealth Industries, Inc. ...............         48,125
     4,400  IMCO Recycling, Inc. ........................         65,725
     5,500* Kaiser Aluminum Corp. .......................         36,094
     7,500  Tredegar Industries, Inc. ...................        175,312
                                                              ----------
                                                                 462,531
                                                              ----------

            METALS - COPPER - 0.12%
     7,600  ASARCO Inc. .................................        147,250
     4,800* Wolverine Tube, Inc. ........................        107,700
                                                              ----------
                                                                 254,950
                                                              ----------

            METALS - MISCELLANEOUS - 0.42%
     3,337  A.M. Castle & Co. ...........................         64,237
     4,400  Brush Wellman Inc. ..........................         70,950
     4,033  Commercial Metals Co. .......................        102,085
    14,500* Hecla Mining Co. ............................         60,719
     5,000  Precision Castparts Corp. ...................        220,938
     4,500* RTI International Metals ....................         67,781
     4,500* Ryerson Tull, Inc. Class A ..................         49,781
     9,700  Steel Dynamics, Inc. ........................        132,163
     5,900  Titanium Metals Corp. .......................         58,631
     1,900  Tremont Corp. ...............................         68,163
                                                              ----------
                                                                 895,448
                                                              ----------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            METALS - STEEL - 1.17%
    13,000  AK Steel Holding Corp. ......................     $  249,438
    24,800* Armco Inc. ..................................         97,650
    29,495* Bethlehem Steel Corp. .......................        243,334
     8,200  Birmingham Steel Corp. ......................         39,975
     4,500  Carpenter Technology Corp. ..................        158,906
     5,300* Citation Corp. ..............................         73,538
     4,200  Cleveland-Cliffs Inc. .......................        159,863
     3,550  Commercial Intertech Corp. ..................         56,134
     2,300* Gibraltar Steel Corp. .......................         45,713
    10,649  Inland Steel Industries, Inc. ...............        195,010
     7,200  Intermet Corp. ..............................         98,550
     3,800  J & L Specialty Steel, Inc. .................         23,750
    20,600  LTV Corp. ...................................        113,300
     8,600* Metals USA, Inc. ............................         80,088
     9,800* Mueller Industries, Inc. ....................        223,563
     8,500  National Steel Corp. Class B ................         62,156
     5,400  Oregon Steel Mills, Inc. ....................         68,512
     5,500  Quanex Corp. ................................         98,656
     2,500  Reliance Steel & Aluminum Co. ...............         76,562
     6,000  Rohn Industries, Inc. .......................         16,875
     3,300  Shiloh Industries, Inc. .....................         48,056
     7,700  Valmont Industries, Inc. ....................        124,162
     3,400* WHX Corp. ...................................         35,912
     7,400* Wyman-Gordon Co. ............................        115,625
                                                              ----------
                                                               2,505,328
                                                              ----------

            MISCELLANEOUS - 3.58%
     2,200* Abacus Direct Corp. .........................        126,638
     6,700* Alternative Resources Corp. .................         64,488
     6,700  AMCOL International Corp. ...................         71,188
     4,300  AMERCO, Inc. ................................         98,900
     4,600  Arch Coal, Inc. .............................         88,263
     7,000* Associated Group, Inc. Class A ..............        262,500
     3,000* Aviation Sales Co. ..........................        111,000
     2,800* Avondale Industries, Inc. ...................         77,350
     4,600* Bacou U.S.A., Inc. ..........................         86,250
     8,500* Billing Concepts Corp. ......................        108,375
     5,500  Borg-Warner Security Corp. ..................        100,719
     1,800* Boron LePore & Associates, Inc. .............         55,350
    13,350* Brightpoint, Inc. ...........................        200,250
     6,600* Building One Services Corp. .................        112,200
     9,200  C. H. Robinson Worldwide, Inc. ..............        207,575
     3,400  Cabot Industrial Trust ......................         71,188
     5,800  Cadiz Inc. ..................................         52,200
     1,400* Capital Senior Living Corp. .................         17,325

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                29
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MISCELLANEOUS - Continued
     4,600* Caribiner International, Inc. ...............     $   42,838
    10,700* Catalytica Inc. .............................        192,433
     2,150* Central Parking Corp. .......................         63,156
    10,200* Century Business Services ...................        137,700
     4,600* Championship Auto Racing Teams ..............        128,800
     4,800* Coach USA, Inc. .............................        136,200
     1,800* Coinmach Laundry Corp. ......................         29,363
     5,600* Computer Learning Centers ...................         36,050
    14,000* DeVry, Inc. .................................        369,250
     1,100* Education Management Corp. ..................         50,325
     4,100* Equity Corp. International ..................        106,089
     5,353  Equity Residential Properties ...............        226,499
     3,758* Gemstar Group Ltd. ..........................        228,299
     6,000* Hvide Marine, Inc. Class A ..................         36,000
     3,175* ITT Educational Services, Inc. ..............        104,378
     3,000* Iron Mountain, Inc. .........................         87,750
     2,400* Lason, Inc. .................................        147,300
     4,200  Matthews International Corp. Class A ........        126,000
     2,000* MemberWorks Inc. ............................         48,750
     2,600* Metzler Group, Inc. .........................        107,900
     7,200* Musicland Stores Corp. ......................        121,950
     1,700* ONSALE, Inc. ................................        104,550
     2,550* Pinkerton's, Inc. ...........................         51,000
     6,400* Prepaid Legal Services, Inc. ................        166,400
     2,800  The Profit Recovery Group ...................         94,500
     7,900  Protection Onc Inc. .........................         76,038
     5,600* Rayovac Corp. ...............................        129,500
     4,700  Regis Corp. .................................        157,450
     7,500* Romac International, Inc. ...................        104,532
     1,504* Samsonite Corp. .............................          9,776
     7,500* Scott Technologies Inc. - Class A ...........        116,250
     2,100* Service Experts, Inc. .......................         62,213
     6,300* Sola International, Inc. ....................        100,013
    49,700* Southland Corp. .............................        100,954
     9,225* Sylvan Learning Systems, Inc. ...............        268,101
     4,200* Triangle Pharmaceuticals, Inc. ..............         46,200
     8,200  Valhi, Inc. .................................         90,200
     5,800* Veritas DGC Inc. ............................         84,825
     5,300* Veterinary Centers of America ...............         97,388
     5,000  Wackenhut Corp. .............................        121,563
     3,900* Wackenhut Corrections Corp. .................        105,300
    16,700  Washington Water Power Co. ..................        305,818
     4,600* Wesley Jessen VisionCare ....................        108,100
     6,000* West Teleservices Corp. .....................         66,750
     3,600* Westell Technologies, Inc. Class A ..........         21,825

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MISCELLANEOUS - Continued
     4,900  Westinghouse Air Brake Co. ..................     $  107,800
     6,200* Whittman-Hart, Inc. .........................        136,787
     4,100  Woodward Governor Co. .......................        102,500
     5,500* World Access, Inc. ..........................        111,718
     9,600* Xylan Corp. .................................        174,000
                                                              ----------
                                                               7,660,840
                                                              ----------

            MOBILE HOMES - 0.42%
    10,552  Champion Enterprises, Inc. ..................        235,441
     4,400  Coachmen Industries, Inc. ...................         99,000
     2,500  McGrath Rentcorp ............................         50,625
     3,900* National R.V. Holdings, Inc. ................        103,350
    12,400  Oakwood Homes Corp. .........................        185,225
     4,200  Skyline Corp. ...............................        136,500
     3,875  Thor Industries, Inc. .......................         92,516
                                                              ----------
                                                                 902,657
                                                              ----------

            NATURAL GAS-DIVERSIFIED - 0.88%
     8,050  Atmos Energy Corp. ..........................        246,531
     3,600  Bay State Gas Co. ...........................        142,200
     5,200  Eastern Enterprises .........................        210,925
     6,100* Hanover Compressor Co. ......................        138,013
     4,500  Laclede Gas Co. .............................        112,781
     4,500  New Jersey Resources Corp. ..................        175,219
    13,500* Seagull Energy Corp. ........................        110,531
     4,568* Southern Union Co. ..........................         92,777
     7,200  Southwest Gas Corp. .........................        171,000
     8,500* UGI Corp. ...................................        207,188
     9,500  WICOR, Inc. .................................        207,813
     6,600  Western Gas Resources, Inc. .................         61,462
                                                              ----------
                                                               1,876,440
                                                              ----------

            OIL - INTEGRATED DOMESTIC - 0.26%
     1,800* Belco Oil and Gas Corp. .....................         10,125
     7,875  Cross Timbers Oil Co. .......................         89,578
    12,300  Quaker State Corp. ..........................        176,043
    21,100* Santa Fe Energy Resources, Inc. .............        162,206
     9,100* Tesoro Petroleum Corp. ......................        121,143
                                                              ----------
                                                                 559,095
                                                              ----------

            OIL - SERVICE - PRODUCTS - 0.36%
     8,150* Barrett Resources Corp. .....................        199,166
     2,700* Drill Quip ..................................         38,981
     3,100  Getty Realty Corp. ..........................         40,493
     5,700* Global Industrial Technologies ..............         47,737

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            OIL - SERVICE - PRODUCTS - Continued
     3,600* Gulf Island Fabrication, Inc. ...............     $   27,000
    32,300* Kelley Oil & Gas Corp. ......................         30,281
     8,000* Lone Star Technologies, Inc. ................         78,000
     2,700* Maverick Tube Corp. .........................         15,356
    22,200* Parker Drilling Co. .........................         83,250
    12,800* Pride International, Inc. ...................         96,800
     6,300* TransMontaigne Inc. .........................         94,500
     5,200* Trico Marine Services, Inc. .................         28,600
                                                              ----------
                                                                 780,164
                                                              ----------

            OIL - SERVICES - 0.48%
     4,100  Cliffs Drilling Co. .........................         64,831
     4,700* Key Energy Group, Inc. ......................         29,375
    14,000* Marine Drilling Companies, Inc. .............        121,625
     7,900  Mascotech, Inc. .............................        127,388
     6,500* Oceaneering International, Inc. .............         80,844
     6,800* Offshore Logistics, Inc. ....................         84,575
     3,000* OMNI Energy Services Corp. ..................         29,813
     5,350  Pennsylvania Enterprises, Inc. ..............        132,078
     5,400* Pool Energy Services Co. ....................         60,750
     6,400  Range Resources Corp. .......................         26,800
    11,500* Tuboscope Inc. ..............................         95,594
     5,300* UTI Energy Corp. ............................         44,387
     7,700* Unova Inc. ..................................        130,418
                                                              ----------
                                                               1,028,478
                                                              ----------

            OIL/GAS PRODUCERS - 1.29%
     3,200* Atwood Oceanics, Inc. .......................         60,000
     8,300* Benton Oil and Gas Co. ......................         31,125
     4,800  Berry Petroleum Co. Class A .................         62,400
     7,000  Cabot Oil & Gas Corp. Class A ...............        108,063
    22,016* Chesapeake Energy Corp. .....................         30,272
     6,400* Comstock Resources, Inc. ....................         23,600
     5,800  Devon Energy Corp. ..........................        191,038
    27,900* EEX Corp. ...................................         99,394
    10,100  Equitable Resources, Inc. ...................        297,319
     4,000* Forcenergy, Inc. ............................         16,250
     7,400* Forest Oil Corp. ............................         62,900
    27,800* Grey Wolf, Inc. .............................         27,800
    31,700  Harken Energy Corp. .........................         89,156
    11,300  Helmerich & Payne, Inc. .....................        194,925
     1,400  Holly Corp. .................................         22,750
    12,300* Input/Output, Inc. ..........................        100,706
     6,500  KCS Energy, Inc. ............................         26,000
     5,000* Louis Dreyfus Natural Gas Corp. .............         64,688

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
30                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            OIL/GAS PRODUCERS - Continued
     2,300  Mitchell Energy & Development Corp.
             Class A ....................................     $   29,900
     8,300* Newfield Exploration Co. ....................        161,850
     6,700* Nuevo Energy Co. ............................         99,244
     8,100* Patterson Energy, Inc. ......................         37,969
     6,400* Plains Resources, Inc. ......................        113,600
     7,700  Pogo Producing Co. ..........................         89,512
     3,800* Rutherford-Moran Oil Corp. ..................          7,837
    11,400* Snyder Oil Corp. ............................        146,775
     3,400  St. Mary Land & Exploration .................         64,600
     4,100* Stone Energy Corp. ..........................        123,512
     5,610* Swift Energy Co. ............................         52,243
     4,000  The Houston Exploration Co. .................         70,000
     7,300* Titan Exploration, Inc. .....................         53,837
     9,700  Tom Brown, Inc. .............................         97,000
    10,800  Vintage Petroleum, Inc. .....................        111,375
                                                              ----------
                                                               2,767,640
                                                              ----------

            PAPER/FOREST PRODUCTS - 0.76%
     7,200* Buckeye Technologies Inc. ...................        140,400
     6,300  Caraustar Industries, Inc. ..................        167,344
    13,300  Longview Fibre Co. ..........................        150,456
    10,700  P. H. Glatfelter Co. ........................        137,763
     5,700  Potlatch Corp. ..............................        215,531
     5,700  Rayonier Inc. ...............................        242,250
     4,000  Schweitzer-Mauduit Inc. .....................         73,000
     3,500  Standard Register Co. .......................        103,031
    13,200  Unisource Worldwide, Inc. ...................        103,950
     2,300  Universal Forest Products ...................         45,712
    14,834  Wausau-Mosinee Paper Corp. ..................        250,324
                                                              ----------
                                                               1,629,761
                                                              ----------

            PHOTOGRAPHY - 0.13%
     2,520  CPI Corp. ...................................         53,865
     6,100  Photronics Inc. .............................        122,000
     5,400* Ultratech Stepper, Inc. .....................        100,575
                                                              ----------
                                                                 276,440
                                                              ----------

            POLLUTION CONTROL - 0.63%
     6,765* Allied Waste Industries, Inc. ...............        137,837
    61,800* Aqua Alliance Inc. ..........................        123,600
       546  Arcadis N.V .................................          4,368
     9,000  Calgon Carbon Corp. .........................         65,250
     6,150* Cuno, Inc. ..................................         91,866
     9,200  Dames & Moore, Inc. .........................        117,875

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            POLLUTION CONTROL - Continued
     6,500* Eastern Environmental Services, Inc. ........     $  141,375
     1,225  Mine Safety Appliances Co. ..................         79,625
       737* NCS Corp. ...................................            483
    18,900* Newpark Resources, Inc. .....................        139,388
    42,340* Safety Kleen ................................        145,543
     5,800* Superior Services, Inc. .....................        106,575
     9,750* Tetra Tech, Inc. ............................        204,750
                                                              ----------
                                                               1,358,535
                                                              ----------

            PUBLISHING - NEWS - 0.36%
     5,900  Hollinger International, Inc. ...............         76,331
     9,100  Lee Enterprises, Inc. .......................        254,800
     6,000  Media General, Inc. Class A .................        284,625
     7,400* Network Equipment Technologies ..............         82,325
     3,500* Petersen Companies, Inc. ....................         83,781
                                                              ----------
                                                                 781,862
                                                              ----------

            PUBLISHING/PRINTING - 1.50%
     7,000  American Business Products ..................        155,750
     7,750  Banta Corp. .................................        206,344
     2,200* Berlitz International, Inc. .................         65,313
     6,000* Big Flower Holdings, Inc. ...................        146,625
    12,400  Bowne & Co., Inc. ...........................        207,700
     2,800* Consolidated Graphics, Inc. .................        161,175
     8,100  Houghton Mifflin Co. ........................        339,187
     9,500  John H. Harland Co. .........................        144,875
     6,600  John Wiley & Sons, Inc. Class A .............        228,113
     5,900* Journal Register Co. ........................         95,506
     5,975  McClatchy Company Class A ...................        196,428
     4,700  Merrill Corp. ...............................         79,900
     4,700  New England Business Service ................        150,400
     3,400* Scholastic Corp. ............................        161,925
     2,800* Scientific Games Holdings ...................         53,200
     8,300* Valassis Communications, Inc. ...............        355,862
     8,900  Wallace Computer Services,  Inc .............        199,694
     9,100* World Color Press, Inc. .....................        270,725
                                                              ----------
                                                               3,218,722
                                                              ----------

            RAILROAD - 0.23%
     4,300  Florida East Coast Industries ...............        147,275
     4,600* Motivepower Industries, Inc. ................        140,012
    11,100* Wisconsin Central Transport .................        201,188
                                                              ----------
                                                                 488,475
                                                              ----------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            REAL ESTATE - 0.68%
     2,300* Avatar Holdings, Inc. .......................     $   36,800
     5,900  Brandywine Realty Trust .....................        106,200
     7,900  Capital Automotive REIT .....................        105,663
     3,330* Castle & Cooke, Inc. ........................         52,031
     4,400* CB Richard Ellis Services ...................         78,100
     4,300  CCA Prison Realty Trust .....................        104,275
     6,475  Cousins Properties, Inc. ....................        199,916
     4,000  Forest City Enterprises, Inc. Class A .......         98,000
     7,200* Grubb & Ellis Co. ...........................         60,750
     5,200  Insignia Financial Group Inc. ...............         70,525
     3,200* LaSalle Partners, Inc. ......................         91,200
     7,100  LNR Property Corp. ..........................        138,450
     9,333  Republic Bancorp Inc. .......................        154,578
     2,700  SL Green Realty Corp. .......................         57,713
     2,300  Tejon Ranch Co. .............................         46,287
     3,000* Tower Realty Trust, Inc. ....................         56,437
                                                              ----------
                                                               1,456,925
                                                              ----------

            REAL ESTATE INVESTMENT TRUSTS - 6.64%
       500  Alexandria Real Estate Equities, Inc. .......         15,438
     5,700  American Health Properties
             Com-Core Group .............................        129,319
     6,600  Amli Residential Properties .................        143,138
     2,044  Apartment Investment &
             Management Co. Class A .....................         69,993
     3,400  Associated Estates Realty ...................         42,925
     3,200  Bedford Property Investors, Inc. ............         56,800
     9,200* Berkshire Reality Co., Inc. .................         87,400
     5,373  Bradley Real Estate, Inc. ...................        111,154
    10,030  BRE Properties, Inc. Class A ................        241,974
     3,500  Burnham Pacific Properties ..................         45,063
    14,741  Camden Property Trust .......................        378,659
    17,850* Capstead Mortgage Corp. .....................         59,128
     9,500  CBL & Associates Properties .................        238,688
     4,500  CenterPoint Properties Corp. ................        153,000
     5,400  Charles E. Smith Reality, Inc. ..............        159,638
     8,900  Chateau Communities, Inc. ...................        254,763
     3,900  Chelsea GCA Properties ......................        131,869
     8,400  Colonial Properties Trust ...................        227,325
     7,600  Commercial Net Lease Realty .................        108,300
     9,400  Cornerstone Reality Income ..................         99,288
     7,800  Criimi Mae, Inc. ............................         28,763
     6,100  Crown American Realty Trust .................         48,419
    14,600  Developers Diversified Realty ...............        281,963
    17,200* Dynex Capital, Inc. .........................         80,625

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                31
================================================================================


 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            REAL ESTATE INVESTMENT TRUSTS - Continued
     4,200  EastGroup Properties, Inc. ..................     $   77,963
    12,400  Equity Inns, Inc. ...........................        126,325
     3,800  Essex Property Trust, Inc. ..................        117,563
    10,300  Federal Reality Investment Trust ............        246,556
    16,881  Felcor Lodging Trust, Inc. ..................        401,979
     9,800  First Industrial Reality Trust ..............        237,037
     4,300  First Union Real Estate .....................         24,994
     9,600  Franchise Finance Corp. .....................        235,800
     8,800  Gables Residential Trust ....................        218,350
     9,200  General Growth Properties ...................        348,450
     9,400  Glenborough Reality Trust, Inc. .............        200,925
     6,100  Glimcher Reality Trust ......................        102,938
       500  Great Lakes REIT ............................          7,875
     9,600  Health Care Property Investors ..............        303,000
     8,400  Health Care REIT, Inc. ......................        190,050
     9,925  Healthcare Realty Trust, Inc. ...............        228,275
     6,800  Home Properties of NY, Inc. .................        167,450
     8,900  Hospitality Properties Trust ................        231,400
     5,800  Imperial Credit Commercial
              Mortgage Investment Corp. .................         57,275
     4,600  Innkeepers USA Trust ........................         50,888
     9,500  IRT Property Co. ............................         95,000
     4,800  Irvine Apartment Communities ................        128,700
    12,300  JDN Reality Corp. ...........................        254,456
     3,300  JP Reality, Inc. ............................         73,631
     4,400  Kilroy Reality Corp. ........................         98,450
     1,692  Kimco Reality Corp. Class D .................         43,464
     6,900  Koger Equity, Inc. ..........................        109,538
     5,800* LTC Properties, Inc. ........................         97,150
     4,700  Macerich Co. ................................        125,137
     8,200  Manufactured Home Communities ...............        200,900
     7,900  Meridian Industry. Trust, Inc. ..............        190,587
       505* Merry Land Properties Inc. ..................          2,083
     3,200  MGI Properties ..............................         89,000
     4,900  Mid-Amer Apartment Communities ..............        119,437
     8,200  Mills Corp. .................................        175,788
     4,300  National Golf Properties, Inc. ..............        124,163
     5,600  National Health Investors, Inc. .............        148,400
    10,800  Nationwide Health Properties ................        241,650
    19,600  New Plan Excel Realty Trust .................        428,750
     6,300  Ocwen Asset Investment Corp. ................         34,650
     4,786  Omega Healthcare Investors ..................        145,375
     8,100  Pacific Gulf Properties, Inc. ...............        155,925
     1,100  Parkway Properties, Inc. ....................         33,206
     4,500  Pennsylvania Real Estate Inv ................         90,000

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            REAL ESTATE INVESTMENT TRUSTS - Continued
    10,300  Prentiss Properties Trust ...................     $   224,025
    16,322  Prime Retail, Inc. ..........................         172,401
     1,900  PS Business Parks, Inc. .....................          44,175
     6,500  Realty Income Corp. .........................         164,125
    10,200  Reckson Associates Realty Corp. .............         235,237
     5,800* Redwood Trust, Inc. .........................          83,737
     5,300  Regency Realty Corp. ........................         123,556
     9,000  RFS Hotel Investors, Inc. ...................         128,813
     8,500* Security Capital Group ......................         125,375
     7,300  Shurgard Storage Centers, Inc.
             Class A ....................................         192,081
     3,100  Sovran Self Storage, Inc. ...................          79,050
     5,800  Storage Trust Realty ........................         130,137
     7,100  Storage USA, Inc. ...........................         225,425
     5,600  Summit Properties, Inc. .....................          98,000
     7,000  Sun Communities, Inc. .......................         227,937
     8,100  Sunstone Hotel Investors, Inc. ..............          86,063
     7,700  Taubman Centers, Inc. .......................         106,837
     5,600  Thornburg Mortgage Asset Corp. ..............          49,000
     9,900  Town & Country Trust ........................         149,737
     6,200* Trammell Crow Co. ...........................         148,800
     5,300  TriNet Corporate Realty Trust ...............         142,106
    20,600  United Dominion Realty Trust ................         222,737
     6,100  Urban Shopping Centers, Inc. ................         200,537
     5,400  Walden Residential Properties ...............         111,375
     8,600  Washington Real Estate Inv ..................         150,500
     7,200  Weeks Corp. .................................         206,100
     5,100  Weingarten Realty Investors .................         231,731
     7,200* Wellsford Real Properties, Inc. .............          65,700
     4,400  Western Investment Real Estate ..............          51,425
     4,100  Westfield America Inc. ......................          71,750
                                                              -----------
                                                               14,222,637
                                                              -----------

            RESTAURANTS - 1.12%
     6,900* Advantica Restaurant Corp. ..................          44,419
     7,750  Applebees International, Inc. ...............         159,359
    10,662  Avado Brands Inc. ...........................          81,964
    10,700  Bob Evans Farms, Inc. .......................         258,806
    11,780* Buffets, Inc. ...............................         138,415
     4,200* Consolidated Products, Inc. .................          86,888
     9,900* Foodmaker, Inc. .............................         191,813
     7,100* Landrys Seafood Restaurants .................          57,688
     7,900* Lone Star Steakhouse & Saloon ...............          60,238
    10,000  Luby's Cafeterias, Inc. .....................         158,750
     2,900* NPC International, Inc. .....................          32,988

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            RESTAURANTS - Continued
     5,225* Papa Johns International, Inc. ..............     $   219,123
     2,500* PJ America, Inc. ............................          48,906
     8,500* Rainforest Cafe, Inc. .......................          58,968
     7,500  Ruby Tuesday, Inc. ..........................         139,687
    15,600* Ryan's Family Steak Houses ..................         177,450
     3,500* Sbarro, Inc. ................................          91,000
     7,125* Sonic Corp. .................................         139,828
     8,900  TCBY Enterprises Inc. .......................          68,975
     4,200  The Cheesecake Factory ......................         109,200
     5,000* Triarc Companies Inc. Class A ...............          80,625
                                                              -----------
                                                                2,405,090
                                                              -----------

            SAVINGS & LOAN - 1.13%
     4,820  ALBANK Financial Corp. ......................         326,555
     6,000  Bay View Capital Corp. ......................         126,750
     5,200* Coast Federal Litigation-CVF ................          47,450
     5,200  Dime Community Bancshares ...................         140,400
     5,155  Downey Financial Corp. ......................         134,030
     3,500  First Financial Holdings, Inc. ..............          66,500
     4,000  First Indiana Corp. .........................          76,500
     8,113  First Source Bancorp Inc. ...................          64,904
     9,000  FirstFed Financial Corp. ....................         159,750
     2,900  JSB Financial, Inc. .........................         152,975
     8,900* Local Financial Corp. .......................          75,650
     5,898  MAF Bancorp, Inc. ...........................         151,136
     7,625  Provident Bankshares Corp. ..................         204,922
     5,622* Queens County Bancorp, Inc. .................         168,660
     2,500  Reliance Bancorp, Inc. ......................          72,813
    10,000  Staten Island Bancorp, Inc. .................         208,125
     6,600  TR Financial Corp. ..........................         246,675
     2,400* Wilshire Financial Services Group ...........           2,325
                                                              -----------
                                                                2,426,120
                                                              -----------

            SECURITIES RELATED - 0.67%
     4,100  Dain Rauscher Corp. .........................         152,725
     9,000* E*Trade Group, Inc. .........................         243,563
     6,200  Enhanced Financial Services .................         182,125
     5,500* Hambrecht & Quist Group .....................         133,375
     2,300* Investment Technology Group .................         120,175
     1,699  Investors Financial Services ................          95,568
     4,800  Jefferies Group, Inc. .......................         222,600
     9,150  Morgan Keegan, Inc. .........................         183,000
     5,700* Pioneer Group, Inc. .........................         104,025
                                                              -----------
                                                                1,437,156
                                                              -----------

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
32                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================



 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            SEMICONDUCTOR EQUIPMENT - 0.67%
     3,000* ATMI Inc. ...................................     $   57,375
     8,100* LAM Research Corp. ..........................        144,788
    12,000* Microchip Technology, Inc. ..................        417,750
     9,800* Novellus Systems, Inc. ......................        486,325
     3,200* QLogic Corp. ................................        328,400
                                                              ----------
                                                               1,434,638
                                                              ----------

            SEMICONDUCTORS - 1.39%
     5,300* Actel Corp. .................................         89,769
     4,500* Applied Micro Circuits Corp. ................        150,750
     8,500* Burr Brown Corp. ............................        200,813
    14,599* Cirrus Logic, Inc. ..........................        179,750
     3,100  Cohu, Inc. ..................................         70,525
     7,150* Credence Systems Corp. ......................        140,318
     9,000* Cymer Inc. ..................................        135,000
    21,200* Cypress Semiconductor Corp. .................        215,975
    10,800* DSP Communications, Inc. ....................        161,325
     6,000  Dallas Semiconductor Corp. ..................        226,500
     7,800* Electroglas, Inc. ...........................        113,100
     5,700* Etec Systems, Inc. ..........................        187,388
     6,200* FSI International, Inc. .....................         48,437
     2,900* Fusion Systems Corp. ........................              0
    17,600* International Rectifier Corp. ...............        165,000
    10,000* Level One Communications, Inc. ..............        309,375
     5,900* MRV Communications, Inc. ....................         38,719
     4,950* SDL, Inc. ...................................        110,447
     7,200* Silicon Valley Group Inc. ...................         88,650
     2,700* Siliconix, Inc. .............................         51,975
     1,900* Speedfam International, Inc. ................         28,856
     9,500* Unitrode Corp. ..............................        160,906
     9,200* VLSI Technology, Inc. .......................        105,225
                                                              ----------
                                                               2,978,803
                                                              ----------

            TELECOMMUNICATIONS - 3.33%
     5,400  ABM Industries, Inc. ........................        179,888
     6,400* Adtran, Inc. ................................        157,200
     4,600* Aerial Communications, Inc. .................         18,256
    22,570* American Tower Corp. - Class A ..............        521,931
    14,500* Aspect Telecommunications Co. ...............        274,594
    12,800* CellNet Data Systems, Inc. ..................         75,200
     8,400* CellStar Corp. ..............................         54,075
     3,200* Cellular Communication
             of Puerto Rico .............................         47,600
     4,650* Cellular Communications
             International ..............................        290,044

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            TELECOMMUNICATIONS - Continued
     4,800* Centennial Cellular Corp. Class A ...........     $  192,000
     2,400* CKS Group, Inc. .............................         80,400
     8,500* CommNet Cellular, Inc. ......................         89,250
     3,200* CoreComm Inc. ...............................         47,600
     2,800* Diamond Tech Partners, Inc. .................         39,200
     2,200* Dycom Industries, Inc. ......................         86,488
    10,400* E. Spire Communication, Inc. ................         83,850
     2,200* EchoStar Communications Corp.
             Class A ....................................         85,388
     3,100* Excel Switching Corp. .......................         80,988
    17,000* General Communication, Inc. .................         69,063
     8,900* General Magic Inc. ..........................         47,281
     7,000* Geotel Communications Corp. .................        192,500
    15,700* Glenayre Technologies, Inc. .................         97,144
    10,500* ICG Communications, Inc. ....................        241,500
     7,400  Inter-Tel, Inc. .............................        177,600
    11,700* ITC Deltacom, Inc. ..........................        183,544
     3,100* Itron, Inc. .................................         20,731
     5,800* IXC Communications, Inc. ....................        158,775
     4,750* MasTec, Inc. ................................        110,437
     4,000* MGC Communications, Inc. ....................         22,750
     2,794* Millicom International Cellular S.A .........         93,250
     6,200* MMC Networks, Inc. ..........................         80,988
     4,600* Natural Microsystems Corp. ..................         50,887
     2,000  North Pittsburgh Systems ....................         28,000
     9,766* NTL Inc. ....................................        543,844
     9,300* Omnipoint Corp. .............................         82,537
     2,100* Pacific Gateway Exchange, Inc. ..............         93,975
    12,800* PageMart Wireless, Inc. Class A .............         76,800
    15,900* Pairgain Technologies Inc. ..................        160,987
     4,400* Plantronics, Inc. ...........................        289,300
     6,000* Powertel Inc. ...............................         81,000
     3,000* Powerwave Technologies Inc. .................         42,750
     5,500* Premier Technologies, Inc. ..................         27,156
     6,700* Premisys Communications Inc. ................         99,662
     7,600* RCN Corp. ...................................        129,200
    14,200* Skytel Communications Inc. ..................        296,425
     1,300  Superior Telecom Inc. .......................         56,550
     8,600* Tekelec .....................................        133,300
     5,500* Telegroup, Inc. .............................         12,375
     8,600* Tel-Save.Com Inc. ...........................        102,662
     4,100* Transaction Network Services ................         98,913
     2,000* US LEC Corp. ................................         22,750
     9,900* USN Communications, Inc. ....................          4,331
     8,200* Vanguard Cellular Systems Class A ...........        188,600

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            TELECOMMUNICATIONS - Continued
    19,500* Western Wireless Corp Class A ...............     $  353,437
     9,600* WinStar Communications, Inc. ................        267,600
                                                              ----------
                                                               7,142,556
                                                              ----------

            TEXTILE - PRODUCTS - 0.55%
    14,200  Burlington Industries, Inc. .................        148,213
     6,100* Cone Mills Corp. ............................         27,831
     5,700* Dan River Inc - Class A .....................         46,313
     4,850  G & K Services, Inc. Class A ................        244,925
     7,650  Guilford Mills, Inc. ........................        110,447
     6,600* Lydall, Inc. ................................         83,737
    10,400  Russell Corp. ...............................        247,650
     4,700  Springs Industries, Inc. Class A ............        183,006
     7,800  Wellman, Inc. ...............................         94,575
                                                              ----------
                                                               1,186,697
                                                              ----------

            TOBACCO - 0.21%
     2,800* Cons Cigar Holdings Inc. ....................         31,850
    12,100  DIMON, Inc. .................................         99,068
     6,001  General Cigar Holdings, Inc. ................         58,885
     7,300  Universal Corp. .............................        256,869
                                                              ----------
                                                                 446,672
                                                              ----------

            TRUCKERS - 0.81%
     7,500* American Freightways Corp. ..................         67,500
     5,150  Arnold Industries, Inc. .....................         73,388
     7,800* Consolidated Freightways Corp. ..............         97,988
     4,532* Heartland Express, Inc. .....................         77,611
       750* Knight Transportation, Inc. .................         14,625
     3,200* Landstar System, Inc. .......................        131,200
     2,300* M.S. Carriers, Inc. .........................         56,350
     4,200  Roadway Express, Inc. .......................         62,475
    17,862  Rollins Truck Leasing Corp. .................        214,344
     6,900* Swift Transportation Co., Inc. ..............        151,368
     6,700  USFreightways Corp. .........................        180,063
     5,875  Varlen Corp. ................................        154,953
    10,587  Werner Enterprises, Inc. ....................        174,024
     3,900  Xtra Corp. ..................................        185,493
     6,500* Yellow Corp. ................................        104,812
                                                              ----------
                                                               1,746,194
                                                              ----------

            UTILITIES - COMMUNICATION - 0.30%
     9,200  Aliant Communications, Inc. .................        262,200
     3,300  CFW Communications Co. ......................         68,888

================================================================================
            SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                33
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            UTILITIES - COMMUNICATION - Continued
     3,966* Commonwealth Telephone
             Enterprises, Inc. ..........................     $    107,578
     5,178  PXRE Corp. ..................................          114,886
     6,200  The Alpine Group, Inc. ......................           97,650
                                                              ------------
                                                                   651,202
                                                              ------------

            UTILITIES - ELECTRIC - 2.13%
     5,400  Black Hills Corp. ...........................          133,313
     5,700  Cleco Corp. .................................          194,869
     3,400  CILCORP, Inc. ...............................          205,700
     4,600  Commonwealth Energy System Co. ..............          177,100
     6,000  Eastern Utilities Associates ................          148,125
    15,100* El Paso Electric Co. ........................          139,675
     4,400  Empire District Electric Co. ................           96,250
    10,500  Hawaiian Electric Industries ................          408,844
     7,500  Idacorp Inc. ................................          261,563
     7,467  Indiana Energy, Inc. ........................          168,933
     7,425  Madison Gas & Electric Co. ..................          171,703
    11,000  Minnesota Power Inc. ........................          459,938
    11,600  Nevada Power Co. ............................          274,775
     7,800  Northwestern Corp. ..........................          184,275
     2,875  Otter Tail Power Co. ........................          114,281
    10,700  Public Service Co. of New Mexico ............          207,981
    10,100  Rochester Gas & Electric Corp. ..............          310,575
     5,950  SIG Corp, Inc. ..............................          200,813
     2,800  TNP Enterprises, Inc. .......................          106,400
     8,020* Unisource Energy Corp. ......................          119,798
     3,700  United Illuminating Co. .....................          185,693
    11,200  Washington Gas Light Co. ....................          285,600
                                                              ------------
                                                                 4,556,204
                                                              ------------

            UTILITIES - GAS, DISTRIBUTION - 0.63%
    14,700  AGL Resources, Inc. .........................          316,969
     2,200  Colonial Gas Co. ............................           76,175
     2,400  Connecticut Energy Corp. ....................           67,050
     8,600  Energen Corp. ...............................          154,800
     6,300  Northwest Natural Gas Co. ...................          178,763
     1,200* NUI Corp. ...................................           29,175
     7,500  Piedmont Natural Gas Co., Inc. ..............          262,500
     5,300  Public Service Co. of NC ....................          128,856
     7,500  Southwestern Energy Co. .....................           56,250
     2,650  Yankee Energy Systems, Inc. .................           77,181
                                                              ------------
                                                                 1,347,719
                                                              ------------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            UTILITIES - GAS, PIPELINE - 0.33%
     2,600  North Carolina Natural Gas ..................     $     83,850
     9,900  ONEOK Inc. ..................................          344,644
     7,300  Peoples Energy Corp. ........................          275,119
                                                              ------------
                                                                   703,613
                                                              ------------

            UTILITIES - MISCELLANEOUS - 0.68%
     4,400  Central Hudson Gas & Electric ...............          177,925
     3,800* Group Maintenance America Corp. .............           50,825
    12,075  MDU Resources Group, Inc. ...................          305,648
     3,500  Orange and Rockland Utilities ...............          196,875
     7,700  Sierra Pacific Resources ....................          277,200
     8,300  WPS Resources Corp. .........................          280,125
    11,000* Walter Industries, Inc. .....................          157,438
                                                              ------------
                                                                 1,446,036
                                                              ------------

            WATER SERVICES - 0.27%
     3,000  Aquarion Co. ................................          112,688
     2,900  California Water Service Group ..............           75,581
     2,000  E'Town Corp. ................................           84,250
     6,300  Philadelphia Suburban Corp. .................          159,469
     6,900  United Water Resources ......................          143,175
                                                              ------------
                                                                   575,163
                                                              ------------

            TOTAL COMMON STOCKS
            (Cost $202,714,796) .........................      209,235,294
                                                              ------------

            PREFERRED STOCKS - 0.04%
     5,900  Price Enterprises Inc. ......................           79,650
       778  Prime-Retail, Inc. ..........................           13,858
                                                              ------------
                                                                    93,508
                                                              ------------

            TOTAL PREFERRED STOCKS
            (Cost $91,185) ..............................           93,508
                                                              ------------



  PAR                                                           MARKET
 VALUE                                                          VALUE
---------                                                     ----------
             CORPORATE SHORT TERM
             COMMERCIAL PAPER - 2.15%

             SECURITIES RELATED - 1.34%
$2,872,000   Merrill Lynch & Co., Inc.,
              5.00% due 12/01/1998                               2,872,000
                                                              ------------


  PAR                                                           MARKET
 VALUE                                                          VALUE
---------                                                     ----------
            UTILITIES - ELECTRIC - 0.81%
$1,729,000  Conagra,
             5.52% due 12/02/1998 .....................     $   1,728,735
                                                            -------------

            TOTAL CORPORATE SHORT
            TERM COMMERCIAL PAPER
            (Cost $4,600,735) .........................         4,600,735
                                                            -------------

            UNITED STATES GOVERNMENT
            SHORT TERM - 0.20%

            U. S. TREASURY BILLS - 0.20%
            United States Treasury Bills:
   275,000   4.00% due 12/24/1998 .....................           274,080
   150,000   3.75% due 12/10/1998 .....................           149,859
                                                            -------------
                                                                  423,939
                                                            -------------

            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $423,939) ...........................           423,939
                                                            -------------

            TOTAL INVESTMENTS
            (Cost $207,830,655) - 100.11%  ............       214,353,476
            Other assets less liabilities,
             net - (0.11)% ............................          (250,171)
                                                            -------------

            NET ASSETS (equivalent
             to $15.67 per share on
             13,660,212 shares
             outstanding) - 100% ......................     $ 214,103,305
                                                            =============

          * Non-income producing

================================================================================
                 SMALL CAP INDEX FUND - STATEMENT OF NET ASSETS
34                                                NOVEMBER 30, 1998 (UNAUDITED)
================================================================================

                                                             UNREALIZED
CONTRACTS                                                   APPRECIATION
---------                                                  -------------
            FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 11/30/98)
   22 (2)   Russell 2000 Index Futures
             (December/$400.80)..........................  $       1,562
                                                           =============

            (1)U.S.Treasury Bills with a market value of
               approximately $275,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.

            (2)Per 500


NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  13,660,212 shares outstanding..........................  $    136,602
Additional paid in capital...............................   172,805,715
Accumulated net realized gain on securities..............    34,597,991
Undistributed net investment income......................        38,614
Unrealized appreciation of:
  Investments...........................  $ 6,522,821
  Futures ..............................        1,562         6,524,383
                                          -----------      ------------
NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING.............................................  $214,103,305
                                                           ============




SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
             SMALL CAP INDEX FUND - FINANCIAL STATEMENTS (Unaudited)
                                                                              35
================================================================================


STATEMENT OF OPERATIONS
For the six months ended November 30, 1998

INVESTMENT INCOME:
Dividends ...........................................................................     $  1,611,718
Interest ............................................................................          210,818
                                                                                          ------------
  Total investment income ...........................................................        1,822,536
                                                                                          ------------

EXPENSES:
Advisory fees .......................................................................          377,238
Custodian and accounting services ...................................................           25,809
Reports to shareholders .............................................................           19,085
Audit fees and tax services .........................................................            3,635
Directors' fees and expenses ........................................................            3,314
Miscellaneous .......................................................................           11,044
                                                                                          ------------
  Total expenses ....................................................................          440,125
                                                                                          ------------
NET INVESTMENT INCOME ...............................................................        1,382,411
                                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain (loss) on:
  Investments ......................................................  $ 16,829,951
  Futures contracts ................................................      (928,766)         15,901,185
                                                                      ------------
Net unrealized appreciation (depreciation) during the period:
  Investments ......................................................   (47,404,096)
  Futures contracts ................................................       312,787         (47,091,309)
                                                                      ------------        ------------
   Net realized and unrealized loss on securities during the period .................      (31,190,124)
                                                                                          ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     $(29,807,713)
                                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the             For the
                                                                        six months ended     fiscal year ended
                                                                        November 30, 1998       May 31, 1998
                                                                        -----------------    -----------------
OPERATIONS:
Net investment income ..............................................     $     1,382,411      $     2,380,770
Net realized gain on securities ....................................          15,901,185           19,072,915
Net unrealized appreciation (depreciation) of securities
  during the period ................................................         (47,091,309)          19,625,858
                                                                         ---------------      ---------------
  Increase (decrease) in net assets resulting from operations ......         (29,807,713)          41,079,543
                                                                         ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................          (1,375,696)          (2,367,516)
Net realized gain on securities ....................................                  --          (17,477,319)
                                                                         ---------------      ---------------
  Decrease in net assets resulting from distributions
   to shareholders .................................................          (1,375,696)         (19,844,835)
                                                                         ---------------      ---------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ...................................          19,427,789           39,604,509
Proceeds from capital stock issued for distributions reinvested ....           1,375,696           19,844,835
                                                                         ---------------      ---------------
                                                                              20,803,485           59,449,344
Cost of capital stock repurchased ..................................         (22,699,329)         (25,960,237)
                                                                         ---------------      ---------------
  Increase (decrease) in net assets resulting from capital
   stock transactions ..............................................          (1,895,844)          33,489,107
                                                                         ---------------      ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................         (33,079,253)          54,723,815

NET ASSETS:
Beginning of period ................................................         247,182,538          192,458,743
                                                                         ---------------      ---------------
End of period (including undistributed net investment income
  of $38,614 and $31,899) ..........................................     $   214,103,305      $   247,182,558
                                                                         ===============      ===============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .......................................           1,249,840            2,173,506
Shares issued for distributions reinvested .........................              88,275            1,157,942
Shares of capital stock repurchased ................................          (1,454,820)          (1,447,855)
                                                                         ---------------      ---------------
  Increase (decrease) in shares outstanding ........................            (116,705)           1,883,593
Shares outstanding:
  Beginning of period ..............................................          13,776,917           11,893,324
                                                                         ---------------      ---------------
  End of period ....................................................          13,660,212           13,776,917
                                                                         ===============      ===============




SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
              INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS
36                                                November 30, 1998 (Unaudited)
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            COMMON STOCKS - 99.56%

            AIRLINES - 0.62%
     4,100  British Airways PLC - ADR ...................     $   285,462
    40,000* Japan Air Lines Co. Ltd. ....................         101,299
    10,000  Lufthansa AG ................................         218,692
    60,000  Malay Airline System BHD ....................          39,158
    35,000  Singapore Airlines ..........................         244,013
                                                              -----------
                                                                  888,624
                                                              -----------

            APPAREL & PRODUCTS - 0.17%
    20,000  Onward Kashiyama Co., Ltd. ..................         247,565
                                                              -----------

            APPLIANCES/FURNISHINGS - 1.42%
     4,200  Matsushita Electric Industrial Co.
             Ltd. - ADR .................................         684,338
    10,000  Philips Electronics NV ......................         632,663
    33,000  Sanyo Electric Co. Ltd. .....................          93,214
     3,400  Sanyo Electric Co. Ltd. - ADR ...............          49,300
     7,970  Sony Corp - ADR .............................         582,806
                                                              -----------
                                                                2,042,321
                                                              -----------

            AUTO - CARS - 3.89%
    16,582  Daimler Chrysler AG Stuttgart ...............       1,520,362
    50,000  Fiat S.P.A ..................................         153,297
    16,500  Fiat S.P.A. - ADR ...........................         252,656
    10,000  Honda Motor Co., Ltd. - ADR .................         725,000
       500  Peugeot Citroen SA ..........................          79,097
    78,000  Toyota Motor Corp. ..........................       1,975,325
     5,000  Volkswagen AG ...............................         406,732
    20,000  Volvo AB ....................................         464,487
                                                              -----------
                                                                5,576,956
                                                              -----------

            AUTO - ORIGINAL EQUIPMENT - 0.05%
    25,000  Calsonic Corp. ..............................          67,979
                                                              -----------

            AUTO - REPLACEMENT PARTS - 0.97%
    26,000  Bridgestone Corp. ...........................         607,792
     5,550  Denso Corp. .................................         429,840
     8,191  Michelin (CGDE) Class B .....................         353,458
                                                              -----------
                                                                1,391,090
                                                              -----------

            BANKS - OTHER - 13.27%
    60,000  AMMB Holdings BHD ...........................          61,263
    50,000  Asahi Bank Ltd. .............................         190,747
     3,190  Asahi Bank Ltd. - ADR .......................         121,973
   106,000  Bank of Tokyo - Mitsubishi ..................       1,152,922

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            BANKS - OTHER - Continued
    68,000  Bank of Yokohama Ltd. .......................     $   143,507
     2,296  Bank of Yokohama Ltd. - ADR .................          48,565
    38,893  Barclays PLC ................................         882,083
    50,000  Bco Bilbao Vizcaya ..........................         789,747
    11,977  Bco Comm Portugues ..........................         364,821
     4,000* Bco Espir Santo .............................         123,979
    51,142  Bco Santander SA ............................       1,045,160
    40,000  Chiba Bank Ltd. .............................         150,649
   108,000  Commerce Asset Holding ......................          77,589
    11,250  Commerce Asset Holding
             (Warrants) .................................           1,688
   250,000  DCB Holdings BHD ............................         135,526
    50,000  DCB Holdings BHD (Warrants) .................           8,947
     6,300  Den Danske Bank AF 1871 - ADR ...............         813,469
    24,500  Deutsche Bank AG - ADR ......................       1,589,592
    13,000  Development Bank of Singapore Ltd. ..........          98,515
    14,987  Development Bank of Singapore Ltd.
             - ADR ......................................         454,984
    17,000  Dresdner Bank AG - ADR ......................         787,270
    10,000  Foreningssparbk .............................         280,167
    25,000  Hang Seng Bank ..............................         220,360
     2,180  HSBC Holdings PLC - ADR .....................         558,866
    15,000  Industrial Bank of Japan Ltd. ...............          80,966
    48,000  Joyo Bank ...................................         175,325
   134,101  Lloyds TSB Group PLC ........................       1,863,549
    60,000  Malayan Bk BHD ..............................          94,737
    35,000* Merita Oyj ..................................         203,548
    32,154  National Australia Bank Ltd. ................         481,258
     9,319  National Australia Bank Ltd. - ADR ..........         695,430
    10,746  National Westminster Bank PLC ...............         196,036
     2,500* Paribas .....................................         222,791
    20,743  Royal Bank Scot Group .......................         312,379
    98,000  Sakura Bank Ltd. ............................         249,773
    25,000* Sao Paolo Imi SPA ...........................         410,031
    30,000  Shizuoka Bank ...............................         325,081
    74,000  Sumitomo Bank ...............................         822,289
    26,000  Tokai Bank ..................................         131,477
     2,225  Tokai Bank - ADR ............................         225,541
     6,653  Ubs AG ......................................       2,001,189
    13,300  Westpac Banking Corp. Ltd. - ADR ............         444,719
                                                              -----------
                                                               19,038,508
                                                              -----------

            BANKS - REGIONAL - 0.49%
    21,161* Istituto Bancario San Paolo .................         698,313
                                                              -----------

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            BEVERAGE - BREWERS/
            DISTRIBUTORS - 1.39%
    34,642  Bass ........................................     $   477,692
    60,500  Diageo ......................................         677,585
    16,000  Kirin Brewery Co., Ltd. .....................         165,974
    12,000  LVMH ( Moet Hennessy Louis
             Vuitton) - ADR .............................         468,000
    45,000  Sapporo Breweries ...........................         199,067
                                                              -----------
                                                                1,988,318
                                                              -----------

            BROADCASTING - 0.32%
       764  Canal Plus ..................................         175,516
    40,000  Mediaset ....................................         282,185
                                                              -----------
                                                                  457,701
                                                              -----------

            BUILDING MATERIALS - 1.90%
    20,000  Asahi Glass Co. Ltd. ........................         116,234
     1,223  Cie De St Gobain ............................         180,574
    31,216  CRH PLC .....................................         473,253
     2,505  Fletcher Challenge Building Division ........          31,469
     2,700  Glaverbel SA ................................         348,004
       525  Holderbank Finance Glarus ...................         607,606
    40,000  Inax Corp. ..................................         219,480
     4,459  Lafarge SA ..................................         420,098
    23,797  Rexam .......................................          77,719
    15,000  Tostem Corp. ................................         249,594
                                                              -----------
                                                                2,724,031
                                                              -----------

            CHEMICAL - MAJOR - 1.24%
    25,000  BASF AG .....................................         946,093
    10,000  Bayer AG ....................................         410,269
    10,000  Bayer AG - ADR ..............................         428,205
                                                              -----------
                                                                1,784,567
                                                              -----------

            CHEMICAL - MISCELLANEOUS - 1.68%
    15,303  Air Liquide - ADR ...........................         521,864
    10,200  Akzo Nobel N V- ADR .........................         416,925
    23,420  BOC Group PLC ...............................         340,138
     7,500  Degussa AG ..................................         373,574
     6,000  Imperial Chemical Industries PLC
             - ADR ......................................         227,250
    13,100  Shin Etsu Chemical Co. ......................         292,411
    50,000  Toray Industries Inc. .......................         237,419
                                                              -----------
                                                                2,409,581
                                                              -----------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                37
================================================================================

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
---------                                                      ----------
            CONGLOMERATES - 1.17%
     6,890  Broken Hill Proprietary Co. Ltd.
             - ADR ......................................      $  108,518
    34,942  BTR .........................................          71,468
    15,408  BTR PLC .....................................         126,145
    30,000  Hutchison Whampoa ...........................         214,064
     3,300  Itochu Corp. - ADR ..........................          63,090
    71,250  Keppel Corp. Ltd. ...........................         187,466
    26,875  Keppel Corp. Ltd. - ADR .....................         141,639
     8,157  Lagardere Groupe ............................         331,918
    22,000  Mitsubishi Corp. ............................         141,071
    50,000  Mitsui & Co. ................................         285,308
     6,400* Wharf Hldgs (Warrants) ......................             752
                                                               ----------
                                                                1,671,439
                                                               ----------

            CONSUMER FINANCE - 0.05%
    37,000  Nippon Shinpan Co. ..........................          67,573
                                                               ----------

            COSMETICS/TOILETRIES - 1.28%
     1,100  Loreal Co. ..................................         684,648
     7,900  Loreal Co. - ADR ............................         986,523
    14,490  Shiseido Ltd. - ADR .........................         165,153
                                                               ----------
                                                                1,836,324
                                                               ----------

            DRUGS - 8.73%
    26,666  Astra AB ....................................         488,232
    44,900  Glaxo Wellcome PLC - ADR ....................       2,851,150
     7,700  Kissei Pharmaceutical Co. ...................         113,875
     1,400  Novartis AG .................................       2,626,943
     5,000  Ono Pharmaceutical ..........................         138,799
     3,500  Rhone Poulenc SA ............................         174,409
       200  Roche Holdings AG ...........................       2,349,065
    10,000  Sankyo Co. Ltd. .............................         227,273
   149,642  Smithkline Beecham ..........................       1,836,392
    25,000  Takeda Chemical Industries Ltd. .............         842,127
    20,900  Zeneca Group PLC - ADR ......................         879,106
                                                              -----------
                                                               12,527,371
                                                              -----------

            ELECTRICAL EQUIPMENT - 1.59%
     1,000  Barco .......................................         267,783
    15,000  Fanuc .......................................         474,838
    84,000  General Electric PLC ........................         686,534
    10,400  General Electric PLC - ADR ..................          85,274
    10,000  Murata Manufacturing Co. ....................         391,234

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
---------                                                     -----------
            ELECTRICAL EQUIPMENT - Continued
     3,400  Sumitomo Electric Industries Ltd.
             - ADR ......................................     $   370,647
                                                              -----------
                                                                2,276,310
                                                              -----------

            ELECTRONIC INSTRUMENTS - 1.92%
    50,000  Hitachi Ltd. ................................         300,730
     5,050  Hitachi Ltd. - ADR ..........................         297,950
     6,000  Kyocera Corp. ...............................         282,955
    50,000  Racal Electronics PLC .......................         260,613
     7,110  Schneider SA ................................         436,783
     8,000  Siemens AG ..................................         556,456
     7,000  Siemens AG - ADR ............................         497,226
    25,000  Yokogawa Electric ...........................         124,188
                                                              -----------
                                                                2,756,901
                                                              -----------

            FINANCE COMPANIES - 3.35%
    30,000  Abbey National ..............................         608,647
    44,427  ABN Amro Holdings NV ........................         915,222
    38,879  Allied Zurich ...............................         554,715
     9,907  Allied Zurich Plc ...........................         285,842
       126  Credit Local de France ......................          18,892
     8,286  Fortis Amev NV ..............................         608,707
    20,578  ING Groep NV ................................       1,178,160
     3,984  Societe Generale ............................         627,446
                                                              -----------
                                                                4,797,631
                                                              -----------

            FOODS - 3.19%
    25,000  Ajinomoto Inc. ..............................         226,867
    22,222  Cadbury Schweppes PLC .......................         333,552
     3,929  Cadbury Schweppes PLC - ADR .................         237,213
    10,000  Daiei, Inc. .................................          26,705
    11,500  Daiei, Inc. - ADR ...........................          58,937
   100,000  Golden Hope Plantations .....................          82,105
     1,000  Groupe Danone ...............................         291,781
    30,000  Nestle SA - ADR .............................       3,126,144
    30,750  Tate & Lyle PLC .............................         193,753
                                                               ----------
                                                                4,577,057
                                                               ----------

            FOOTWEAR - 0.11%
     1,500  Adidas AG ...................................         163,577
                                                               ----------

            FREIGHT - 0.68%
    98,000  Mitsui Osk Lines Ltd. .......................         158,296
    40,000  Nippon Yusen Kabushiki Kaish ................         121,753
     8,570  Nippon Yusen Kabushiki Kaish - ADR ..........         261,450

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
---------                                                      ----------
            FREIGHT - Continued
    35,178  P & O Steam Navigation ......................      $  426,479
                                                               ----------
                                                                  967,978
                                                               ----------

            HOME BUILDERS - 0.32%
       214  Sekisui Homes Ltd. - ADR ....................          20,857
    20,000  Sekisui House, Ltd. .........................         194,480
     9,000  Skanska AB ..................................         249,939
                                                               ----------
                                                                  465,276
                                                               ----------

            HOUSEHOLD PRODUCTS - 0.95%
     7,000  Katokichi Co. ...............................         100,682
    16,400  Unilever N V- ADR ...........................       1,267,925
                                                               ----------
                                                                1,368,607
                                                               ----------

            INFORMATION PROCESSING - 1.16%
     1,200* Cap Gemini ..................................         175,490
    14,000  Fujitsu Ltd. ................................         161,591
     7,200  Fujitsu Ltd. - ADR ..........................         416,466
     2,000  SAP AG ......................................         905,420
                                                               ----------
                                                                1,658,967
                                                               ----------

            INSURANCE -  CASUALTY - 0.31%
    25,000  Mitsui Marine & Fire ........................         126,015
    50,000  Nippon Fire & Marine Insurance ..............         171,266
    25,000  Sumitomo Marine & Fire ......................         149,148
                                                               ----------
                                                                  446,429
                                                               ----------

            INSURANCE - LIFE - 1.43%
    67,514* Irish Life PLC ..............................         561,560
     2,500* Mundial Confianca ...........................          81,769
    15,240  Prudential PLC - ADR ........................       1,119,404
    20,000* Skandia Forsakring ..........................         283,854
                                                               ----------
                                                                2,046,587
                                                               ----------

            INSURANCE - MULTILINE - 4.01%
     3,088  Allianz AG ..................................       1,111,276
    27,313  Assic Generali ..............................       1,019,512
    10,962  AXA .........................................       1,416,204
     1,560  Munchener Ruckvers ..........................         717,263
        60* Munchener Ruckvers ..........................           2,511
    56,462  Royal Sun Alliance ..........................         471,244
       400  Swiss Reinsurance AG ........................       1,010,671
                                                               ----------
                                                                5,748,681
                                                               ----------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
38                                                November 30, 1998 (Unaudited)
================================================================================

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            LEISURE TIME - 1.08%
    20,000  Canon, Inc. - ADR ...........................     $  443,750
    15,000  Fuji Photo ..................................        560,065
    54,585  Ladbroke Group PLC ..........................        211,133
    90,053  Rank Group ..................................        337,180
                                                              ----------
                                                               1,552,128
                                                              ----------

            LODGING - 0.24%
   297,916  Hong Kong & Shanghai Hotels .................        246,243
    22,916* Hong Kong & Shanghai Hotels
             (Warrants) .................................             30
   180,000  Hotel Properties ............................         94,392
                                                              ----------
                                                                 340,665
                                                              ----------

            MACHINE TOOLS - 0.43%
    35,000  Amada Co., Ltd. .............................        174,716
    16,000  Makita Corp. - ADR ..........................        179,000
    25,000  Minebea Co. Ltd. ............................        268,466
                                                              ----------
                                                                 622,182
                                                              ----------

            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.82%
     3,501  Algeco ......................................        296,611
     2,000  Groupe Gtm ..................................        225,691
     2,000  Jean Lefebvre SA ............................        183,154
    52,000  Kajima Corp. ................................        138,442
     2,340  Kajima Corp. - ADR ..........................         62,441
    16,000* Kumagai Gumi Co (Warrants) ..................          1,467
    80,000  Kumagai Gumi Co. ............................         35,903
    70,000  Shimizu Corp. ...............................        230,114
                                                              ----------
                                                               1,173,823
                                                              ----------

            MACHINERY - INDUSTRIAL/
            SPECIALTY - 2.38%
    10,000  Atlas Copco AB Series A .....................        227,943
       125  Bobst SA ....................................        170,092
    61,837  British Aerospace ...........................        531,404
     8,000  Ebara Corp. .................................         67,013
     2,530  Ebara Corp. - ADR ...........................        212,411
   100,000  Halma PLC ...................................        194,635
    50,000  Kawasaki Heavy Industries ...................        123,377
    70,000  Kubota Corp. ................................        161,364
     1,350  Kubota Corp. - ADR ..........................         63,112
       750  Man AG ......................................        212,650
    10,000  Mannesmann AG ...............................      1,081,671
       612  Rauma Oy ....................................          8,601

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            MACHINERY - INDUSTRIAL/
            SPECIALTY - Continued
   101,468  Siebe PLC ...................................     $  365,277
                                                              ----------
                                                               3,419,550
                                                              ----------

            MEDICAL TECHNOLOGY - 0.02%
    20,000* Instrumentation Laboratory S. P. A ..........         22,500
                                                              ----------

            MERCHANDISE - SPECIALTY - 1.38%
    43,020  BAA PLC .....................................        475,427
    10,000  Esselte AB Series B .........................        156,058
    35,000  Great Universal Stores PLC ..................        363,992
    10,000  Hennes and Mauritz ..........................        738,511
     1,500* Herlitz AG ..................................         58,402
     3,000  Metro AG ....................................        187,008
                                                              ----------
                                                               1,979,398
                                                              ----------

            MERCHANDISING -
            DEPARTMENT - 0.94%
       500  Karstadt AG .................................        234,313
    15,311  Marks & Spencer PLC .........................        104,049
    15,033  Marks & Spencer PLC - ADR ...................        621,950
    16,000  Marui Co., Ltd. .............................        285,065
    36,000  Mitsukoshi Ltd. .............................        100,227
       200  Mitsukoshi Ltd. - ADR .......................          5,581
                                                              ----------
                                                               1,351,185
                                                              ----------

            MERCHANDISING - FOOD - 1.84%
    16,078  Ahold Kon Nv ................................        557,356
     1,550  Carrefour SA ................................      1,096,595
    10,000  Delhaize-Le Lion, SA ........................        820,211
    15,000  Melco International Development
             Limited ....................................          1,395
    10,000  Uny Co. Ltd. ................................        167,208
                                                              ----------
                                                               2,642,765
                                                              ----------

            MERCHANDISING - MASS - 0.86%
     4,356  Familymart Co. ..............................        211,082
    10,200  Ito-Yokado Co. Ltd. - ADR ...................        633,675
     6,500  Jeronimo Martins SGPS .......................        318,714
    20,000  Seiyu Ltd. ..................................         66,396
                                                              ----------
                                                               1,229,867
                                                              ----------

            METALS - MISCELLANEOUS - 1.04%
       200* Alusuisse Lonza Holdings ....................        252,095
   113,049  North Ltd. ..................................        211,682

 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                     ----------
            METALS - MISCELLANEOUS - Continued
     8,062  Rio Tinto Limited ...........................     $  415,690
    13,132  Rio Tinto PLC ...............................        396,926
    67,410  Western Mining ..............................        212,590
                                                              ----------
                                                               1,488,983
                                                              ----------

            METALS - STEEL - 0.50%
       500  Bekaert SA ..................................        268,640
    36,700  British Steel PLC ...........................         59,324
     2,000  British Steel PLC - ADR .....................         34,250
    78,000  Sumitomo Metal Industries Ltd. ..............         93,068
    50,000  Sumitomo Metal Mining .......................        180,195
     2,000  Vallourec Usin ..............................         81,031
                                                              ----------
                                                                 716,508
                                                              ----------

            MISCELLANEOUS - 0.69%
     8,000  Secom Co. ...................................        591,558
    15,718  Tnt Post Groep NV ...........................        395,303
                                                              ----------
                                                                 986,861
                                                              ----------

            OIL - INTEGRATED
            INTERNATIONAL - 5.35%
    27,866  British Petroleum Co. PLC - ADR .............      2,567,155
    16,946  Elf Aquitaine SA - ADR ......................      1,054,889
   225,000  Eni S.P.A ...................................      1,395,074
    10,000  Repsol SA - ADR .............................        561,250
    20,392  Royal Dutch Pete Co. ........................        958,424
     9,207  Total .......................................      1,140,922
                                                              ----------
                                                               7,677,714
                                                              ----------

            OIL/GAS PRODUCERS - 0.45%
     2,505  Fletcher Challenge Energy Division ..........         51,196
     3,500  Norsk Hydro A/S - ADR .......................        128,187
     3,000  OMV AG ......................................        282,794
    62,500  Santos Ltd. .................................        181,240
                                                              ----------
                                                                 643,417
                                                              ----------

            PAPER/FOREST PRODUCTS - 0.73%
   150,801  Fletcher Challenge Forest Ltd. ..............          57,149
     4,326  Fletcher Challenge Ltd. - ADR ...............          16,493
     5,010  Fletcher Challenge Paper Division ...........          31,939
    22,000  New Oji Paper Co., Ltd. .....................          98,750
       300  New Oji Paper Co., Ltd. - ADR ...............          13,496
    60,000  Nippon Paper Industries .....................         256,656

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                39
================================================================================


 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
---------                                                     -----------
            PAPER/FOREST PRODUCTS - Continued
    22,000  UPM - Kymmene Corp. .........................     $   575,749
                                                              -----------
                                                                1,050,232
                                                              -----------

            PUBLISHING - NEWS - 0.71%
    51,211  Independent Newspapers PLC ..................         183,783
    22,500  News Corp Ltd. - ADR ........................         630,000
    21,379  United News & Media PLC .....................         206,468
                                                              -----------
                                                                1,020,251
                                                              -----------

            PUBLISHING/PRINTING - 0.68%
    43,333  Reuters Group ...............................         418,489
    20,000  Trelleborg AB ...............................         168,346
     2,040  Wolters Kluwer NV ...........................         388,790
                                                              -----------
                                                                  975,625
                                                              -----------

            RAILROAD - 0.65%
    30,000  Fukuyama Transporting Co. ...................         135,390
     9,218  Nagoya Railroad Co. Ltd. - ADR ..............         307,466
   101,970  Odakyu Electric Railway Co. Ltd. ............         331,072
    60,000  Tokyu Corp. .................................         157,305
                                                              -----------
                                                                  931,233
                                                              -----------

            REAL ESTATE - 1.54%
     6,000* Asticus AB ..................................          50,872
    12,000  Diligentia ..................................          80,364
     9,000* Drott AB ....................................          71,332
    35,000  Great Portland Est ..........................         111,132
    42,102  Hammerson PLC ...............................         268,058
   240,000  Hang Lung Development Co. ...................         277,412
    43,000  Mitsubishi Estate Co. Ltd. ..................         410,454
    35,000  Mitsui Fudosan ..............................         268,182
    26,634  New World Development Co. ...................          64,667
    83,597  Sun Hung Kai Properties Ltd. ................         599,204
                                                              -----------
                                                                2,201,677
                                                              -----------

            SECURITIES RELATED - 0.33%
    25,000  Daiwa Securities Co. Ltd. ...................          89,083
     2,137  Garban ......................................           8,354
     3,800  Nomura Securities Co. Ltd. - ADR ............         370,045
   160,000* Peregrine Investment Holdings Ltd. ..........               0
     6,000* Yamaichi Securities Co. Ltd. - ADR ..........               0
                                                              -----------
                                                                  467,482
                                                              -----------

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
---------                                                     -----------
            TELECOMMUNICATIONS - 11.81%
     3,000  Alcatel Alst Cge ............................     $   396,541
    36,037  British Telecommunications PLC ..............         493,666
    11,379  British Telecommunications PLC
             - ADR ......................................       1,573,147
    46,602  Cable & Wireless PLC ........................         591,881
    40,000  Deutsche Telekom ............................       1,122,344
    15,000  France Telecom ..............................       1,041,447
    30,600  Hong Kong Telecommunications Ltd.
             - ADR ......................................         575,662
    15,621  Kon Kpn NV ..................................         673,829
     5,000* Netcom Asa ..................................         130,217
       300  Nippon Tel+Tel Cp ...........................       2,240,260
    12,000  Nokia Ab Oy .................................       1,174,760
        18* Ntt Mobile Communications ...................         686,688
     2,600  Telecom Corp. of New Zealand Ltd.
             - ADR ......................................          87,262
   250,000  Telecom Italia Mobile .......................       1,637,148
   106,111  Telecom Italia SPA ..........................         859,438
    20,400  Telefonaktiebolage & LM Ericsson
             Class B - ADR ..............................         563,550
    14,000  Telefonica de Espana ........................         657,568
     6,290  Telefonica de Espana - ADR ..................         876,669
   115,000  Telekom Malaysia Berhad .....................         225,461
     9,000  Vodafone Group PLC - ADR ....................       1,329,187
                                                              -----------
                                                               16,936,725
                                                              -----------

            TEXTILE - PRODUCTS - 0.26%
    20,000  Courtaulds Textiles PLC .....................          51,133
    15,000  Marzotto & Figli S.P.A ......................         155,380
    15,000  Wacoal Corp. ................................         169,359
                                                             ------------
                                                                  375,872
                                                             ------------

            TOBACCO - 0.45%
    38,879  British America Tobacco .....................         356,396
     9,908  British American Tobacco PLC ................         185,775
    32,000  Swedish Match AB ............................         108,135
                                                             ------------
                                                                  650,306
                                                             ------------

            UTILITIES - COMMUNICATION - 0.20%
     1,500  Telecel Comuni Pes ..........................         293,162
                                                             ------------

            UTILITIES - ELECTRIC - 3.87%
    55,000  Clp Holdings ................................         289,100
    48,000  Endesa SA ...................................       1,248,000
     6,500  Hidroel Cantabrico ..........................         314,306

 NUMBER                                                          MARKET
OF SHARES                                                        VALUE
---------                                                    ------------
            UTILITIES - ELECTRIC - Continued
    30,000  Iberdrola SA ................................    $    496,709
    16,600  Kansai Electric Power Co. Inc. ..............         332,808
    62,265  National Power ..............................         529,947
     2,000  Oesterreichisch Elektrizitatswirt
             Schafts - AG Class A .......................         311,701
    10,000  RWE AG - ADR ................................         533,482
    48,488  Scottish Power PLC ..........................         514,262
    95,000  Tenaga Nasional Berhad ......................         126,250
    25,200  Tokyo Electric Power ........................         574,773
     5,000  VEBA AG .....................................         277,049
                                                             ------------
                                                                5,548,387
                                                             ------------

            UTILITIES - GAS, DISTRIBUTION - 0.47%
    44,117  Bg ..........................................         302,354
   127,000  Osaka Gas Co. ...............................         371,104
                                                             ------------
                                                                  673,458
                                                             ------------

            UTILITIES - MISCELLANEOUS - 0.18%
     1,500* Tractebel Inv Intl ..........................         257,209
                                                             ------------

            WATER SERVICES - 2.00%
     6,349  Eaux (Cie Generale) .........................       1,435,143
    10,196* Eaux (Cie Generale) (Warrants)  .............          20,610
    22,242  Hyder PLC ...................................         299,000
    24,186  Thames Water ................................         462,367
    45,184  United Utilities PLC ........................         658,087
                                                             ------------
                                                                2,875,207
                                                             ------------

            TOTAL COMMON STOCKS
            (Cost $110,042,347) ........................      142,796,634
                                                             ------------

================================================================================
         INTERNATIONAL EQUITIES FUND - STATEMENT OF NET ASSETS CONTINUED
40                                                November 30, 1998 (Unaudited)
================================================================================


  PAR                                                            MARKET
 VALUE                                                           VALUE
---------                                                     ------------
            UNITED STATES GOVERNMENT -
            SHORT TERM - 0.24%

            U.S. TREASURY BILLS - 0.24%
            United States Treasury Bills,
$   25,000   4.20% due 12/31/98 .........................     $     24,912
   200,000   4.17% due 1/14/99 ..........................          198,981
   125,000   4.00% due 12/24/98 .........................          124,680
                                                              ------------
                                                                   348,573
                                                              ------------

            TOTAL UNITED STATES GOVERNMENT -
            SHORT TERM
            (Cost $348,573) .............................          348,573
                                                              ------------

            TOTAL INVESTMENTS
            (Cost $110,390,920) - 99.80% ................      143,145,207
            Other assets less liabilities,
             net - 0.20% ................................          281,881
                                                              ------------
            NET ASSETS (equivalent
             to $11.84 per share on
             12,109,576 shares
             outstanding) - 100% ........................     $143,427,088
                                                              ============
            *  Non-income producing

                                                       UNREALIZED
CONTRACTS                                              APPRECIATION
---------                                              ------------
          FUTURES CONTRACTS PURCHASED(1)
            (Delivery month/Value at 11/30/98)
   10 (2)   Nikkei 225 Futures
             (December/$119.52)............            $     38,504
                                                       ============

          (1)U.S.Treasury Bills with a market value of approximately $315,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
          (2)Per 500

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  12,109,576 shares outstanding .......................     $    121,096
Additional paid in capital ............................       96,372,480
Accumulated net realized gain on securities ...........       13,830,664
Undistributed net investment income ...................          304,432
Unrealized appreciation of:
  Investments ............................   $ 32,754,287
  Futures ................................         38,504
                                             ------------
  Foreign currency translation ...........          5,625     32,798,416
                                             ------------   ------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING .........................................     $143,427,088
                                                            ============




SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
         INTERNATIONAL EQUITIES FUND - FINANCIAL STATEMENTS (Unaudited)
                                                                              41
================================================================================

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998


INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $130,620) ............................     $  1,213,679
Interest ............................................................................          576,660
                                                                                          ------------
  Total investment income ...........................................................        1,790,339
                                                                                          ------------

EXPENSES:
Advisory fees .......................................................................          251,837
Custodian and accounting services ...................................................           17,433
Reports to shareholders .............................................................           12,299
Audit fees and tax services .........................................................            2,076
Directors' fees and expenses ........................................................            2,101
Miscellaneous .......................................................................           10,982
                                                                                          ------------
  Total expenses ....................................................................          296,728
                                                                                          ------------
NET INVESTMENT INCOME ...............................................................        1,493,611
                                                                                          ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments ........................................................  $  3,402,683
  Foreign currency transactions ......................................        89,625
  Futures contracts ..................................................      (254,834)        3,237,474
                                                                        ------------
Net unrealized appreciation (depreciation) during the period:
  Investments ........................................................    (4,904,562)
  Foreign currency translation .......................................        23,673
  Futures contracts ..................................................       159,813        (4,721,076)
                                                                        ------------      ------------
   Net realized and unrealized loss on securities and
    foreign currencies during the period ............................................       (1,483,602)
                                                                                          ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................     $     10,009
                                                                                          ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  For the             For the
                                                                              six months ended   fiscal year ended
                                                                              November 30, 1998     May 31, 1998
                                                                              -----------------  -----------------
OPERATIONS:
Net investment income .....................................................     $   1,493,611      $   3,180,171
Net realized gain on securities and foreign currency transactions .........         3,237,474         10,927,955
Net unrealized appreciation (depreciation) of securities and
 translation of foreign currencies during the period ......................        (4,721,076)         1,477,313
                                                                                -------------      -------------
   Increase in net assets resulting from operations .......................            10,009         15,585,439
                                                                                -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .....................................................        (1,657,996)        (3,388,878)
Net realized gain on securities ...........................................                --         (4,595,687)
                                                                                -------------      -------------
  Decrease in net assets resulting from distributions
   to shareholders ........................................................        (1,657,996)        (7,984,565)
                                                                                -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ..........................................        30,621,540         58,848,665
Proceeds from capital stock issued for distributions reinvested ...........         1,657,996          7,984,565
                                                                                -------------      -------------
                                                                                   32,279,536         66,833,230
Cost of capital stock repurchased .........................................       (42,673,628)      (100,401,920)
                                                                                -------------      -------------
  Decrease in net assets resulting from capital stock transactions ........       (10,394,092)       (33,568,690)
                                                                                -------------      -------------
TOTAL DECREASE IN NET ASSETS ..............................................       (12,042,079)       (25,967,816)

NET ASSETS:
Beginning of period .......................................................       155,469,167        181,436,983
                                                                                -------------      -------------
End of period (including undistributed net investment income
  of $304,432 and $468,817) ...............................................     $ 143,427,088      $ 155,469,167
                                                                                -------------      -------------

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ..............................................         2,661,161          5,111,681
Shares issued for distributions reinvested ................................           144,082            728,332
Shares of capital stock repurchased .......................................        (3,704,943)        (8,688,179)
                                                                                -------------      -------------
  Decrease in shares outstanding ..........................................          (899,700)        (2,848,166)
Shares outstanding:
  Beginning of period .....................................................        13,009,276         15,857,442
                                                                                -------------      -------------
  End of period ...........................................................        12,109,576         13,009,276
                                                                                =============      =============




SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                      GROWTH FUND - STATEMENT OF NET ASSETS
42                                                November 30, 1998 (Unaudited)
===============================================================================



  NUMBER                                                         MARKET
 OF SHARES                                                       VALUE
------------                                                  -------------
              COMMON STOCKS - 94.47%

              ADVERTISING - 4.93%
   435,000*   ADVO, Inc. ...................................   $11,255,625
   330,000*   Catalina Marketing Corp. .....................    19,222,500
   900,000    Outdoor Systems Inc. .........................    24,300,000
                                                               -----------
                                                                54,778,125
                                                               -----------

              APPAREL & PRODUCTS - 0.76%
   150,000*   Abercrombie and Fitch Co. ....................     8,400,000
                                                               -----------

              AUTO - CARS - 1.18%
   623,500*   Avis Rent A Car Inc. .........................    13,132,478
                                                               -----------

              AUTO - REPLACEMENT PARTS - 1.73%
   637,500*   AutoZone, Inc. ...............................    19,204,687
                                                               -----------

              BANKS - OTHER - 1.46%
   450,000    Wells Fargo Co. ..............................    16,200,000
                                                               -----------

              BROADCASTING - 8.04%
   600,000*   Chancellor Media Corp. Class A ...............    22,612,500
   550,000    Comcast Corp. Class A Special ................    26,743,750
   285,000    Jacor Communications, Inc. ...................    16,583,437
   580,000    Tele-Comm Liberty Media Group
                Class A ....................................    23,381,250
                                                               -----------
                                                                89,320,937
                                                               -----------

              ENTERTAINMENT - 2.98%
   480,100    Carnival Corp. Class A .......................    16,563,450
   700,000*   Fox Entertainment Group Class A ..............    16,537,500
                                                               -----------
                                                                33,100,950
                                                               -----------

              FINANCE COMPANIES - 1.65%
   235,000    Associates First Capital Corp. ...............    18,300,625
                                                               -----------

              FINANCIAL SERVICES - 2.32%
   800,000    CIT Group Inc. ...............................    22,450,000
   139,700    Waddell & Reed Financial, Inc. ...............     3,265,487
                                                               -----------
                                                                25,715,487
                                                               -----------

              FUNERAL SERVICES - 0.93%
   275,000    Service Corp. International ..................    10,278,125
                                                               -----------

              GOVERNMENT SPONSORED - 4.01%
   465,000    Federal Home Loan Mortgage Corp ..............    28,132,500
   225,000    Federal National Mortgage Association ........    16,368,750
                                                               -----------
                                                                44,501,250
                                                               -----------

  NUMBER                                                         MARKET
 OF SHARES                                                       VALUE
------------                                                  -------------
              HEALTHCARE - 3.43%
    64,200    Cardinal Health, Inc. ........................   $ 4,405,725
   490,000    Quorum Health Group Inc. .....................     8,146,250
   750,000*   Total Renal Care Holdings ....................    19,921,875
   125,000    United HealthCare Corp. ......................     5,640,625
                                                               -----------
                                                                38,114,475
                                                               -----------

              HOSPITAL MANAGEMENT - 0.78%
   735,000*   Concentra Managed Care, Inc. .................     8,682,188
                                                               -----------

              HOUSEHOLD PRODUCTS - 0.21%
   108,400    ServiceMaster Co. ............................     2,330,600
                                                               -----------

              HUMAN RESOURCES - 3.81%
   700,000    Interim Services Inc. ........................    14,525,000
   630,000*   Metamor Worldwide, Inc. ......................    14,923,125
 1,075,000*   Modis Professional Services ..................    12,832,813
                                                               -----------
                                                                42,280,938
                                                               -----------

              INFORMATION PROCESSING - 1.49%
   700,000*   Acxiom Corp. .................................    16,537,500
                                                               -----------

              INFORMATION PROCESSING -
              COMPUTER SERVICES - 4.54%
   500,000    First Data Corp. .............................    13,343,750
   525,000*   Gartner Group, Inc. Class A ..................    11,353,125
   200,000    Paychex, Inc. ................................     9,950,000
   492,800*   SunGard Data Systems, Inc. ...................    15,769,600
                                                               -----------
                                                                50,416,475
                                                               -----------

              INFORMATION PROCESSING -
              DATA SERVICES - 8.32%
   555,000*   Affiliated Computer Services Class A .........    21,263,438
   420,000*   BISYS Group, Inc. ............................    20,212,500
 1,625,000*   Cendant Corp. ................................    30,875,000
   500,000    Galileo International Inc. ...................    20,000,000
                                                               -----------
                                                                92,350,938
                                                               -----------

              INSURANCE - MISCELLANEOUS - 1.76%
   305,000    Ace Limited ..................................     9,760,000
   222,500    MGIC Investment Corp. ........................     9,776,094
                                                               -----------
                                                                19,536,094
                                                               -----------

              INSURANCE - MULTILINE - 0.70%
    24,300*   Fairfax Financial Holdings Ltd. ..............     7,772,175
                                                               -----------

  NUMBER                                                         MARKET
 OF SHARES                                                       VALUE
------------                                                  -------------
              LEISURE TIME - 1.47%
   600,000*   Premier Parks, Inc. ..........................  $ 16,275,000
                                                               -----------

              LODGING - 0.86%
   950,000*   Extended Stay America, Inc. ..................     9,500,000
                                                               -----------

              MERCHANDISE - SPECIALTY - 11.96%
   475,000    Circuit City Stores, Inc. ....................    17,189,063
   555,000*   Cole National Corp. Class A ..................     8,567,812
   450,000*   Corporate Express, Inc. ......................     2,643,750
   320,000*   CostCo Companies, Inc. .......................    20,080,000
   850,000*   General Nutrition Cos., Inc. .................    15,087,500
   420,000    Home Depot, Inc. .............................    20,895,000
    91,500*   Kohl's Corp. .................................     4,500,656
   975,000*   Office Depot, Inc. ...........................    31,687,500
   411,900*   Williams-Sonoma, Inc. ........................    12,176,794
                                                               -----------
                                                               132,828,075
                                                               -----------

              MERCHANDISING - DEPARTMENT - 0.62%
   250,000*   Saks Inc. ....................................     6,875,000
                                                               -----------

              MERCHANDISING - FOOD - 0.94%
   198,500*   Safeway, Inc. ................................    10,483,281
                                                               -----------

              MERCHANDISING - MASS - 1.83%
   400,000    Fred Meyer, Inc. .............................    20,350,000
                                                               -----------

              MISCELLANEOUS - 2.36%
    85,000*   Apollo Group Inc Class A .....................     2,741,250
   313,300*   Coach USA, Inc. ..............................     8,889,888
   500,000*   Sylvan Learning Systems, Inc. ................    14,531,280
                                                               -----------
                                                                26,162,418
                                                               -----------

              OIL - SERVICES - 1.76%
   304,700    Schlumberger Ltd. ............................    13,616,281
   245,000*   Smith International, Inc. ....................     5,910,625
                                                               -----------
                                                                19,526,906
                                                               -----------

              POLLUTION CONTROL - 3.75%
   634,000*   Allied Waste Industries, Inc. ................    12,917,750
   670,000    Waste Management, Inc. .......................    28,726,250
                                                               -----------
                                                                41,644,000
                                                               -----------

              PUBLISHING - NEWS - 1.18%
   205,000    Tribune Co. ..................................    13,145,625
                                                               -----------

===============================================================================
                      GROWTH FUND - STATEMENT OF NET ASSETS
November 30, 1998 (Unaudited)                                               43
===============================================================================

  NUMBER                                                             MARKET
 OF SHARES                                                           VALUE
------------                                                    ---------------
              RESTAURANTS - 1.59%
   496,300*   Outback Steakhouse Inc. ......................     $   17,618,650
                                                                 --------------

              SECURITIES RELATED - 3.74%
   580,000    Franklin Resources, Inc. .....................         24,795,000
   240,000    Morgan Stanley, Dean Witter,
                Discover and Co. ...........................         16,740,000
                                                                 --------------
                                                                     41,535,000
                                                                 --------------

              TELECOMMUNICATIONS - 7.38%
   540,000*   Airtouch Communications, Inc. ................         30,881,250
   608,719*   MCI Worldcom Inc. ............................         35,914,421
   540,900    Paging Network, Inc. .........................          3,346,716
   650,000    Western Wireless Corp. Class A ...............         11,781,250
                                                                 --------------
                                                                     81,923,637
                                                                 --------------

              TOTAL COMMON STOCKS
              (Cost $810,057,645) ..........................      1,048,821,639
                                                                 --------------



    PAR                                                             MARKET
   VALUE                                                            VALUE
------------                                                    ---------------
              CORPORATE SHORT TERM
              COMMERCIAL PAPER - 5.11%

              CONGLOMERATES - 0.34%
$3,788,000    PHH Corp.,
                5.40% due 12/07/1998 .......................     $    3,784,590
                                                                 --------------

              FINANCE COMPANIES - 1.93%
              General Electric Capital Services Inc.:
7,446,000       4.80% due 12/02/1998 .......................          7,445,006
14,007,000      4.75% due 12/01/1998 .......................         14,007,000
                                                                 --------------
                                                                     21,452,006
                                                                 --------------

              UTILITIES - ELECTRIC - 2.84%
 5,000,000    Conagra,
                5.52% due 12/02/1998 .......................         14,997,700
              Pacific Gas & Electric Co.:
11,000,000      5.06% due 12/03/1998 .......................         10,996,907
 5,500,000      5.06% due 12/04/1998 .......................          5,497,635
                                                                 --------------
                                                                     31,492,242
                                                                 --------------

              TOTAL CORPORATE SHORT
              TERM COMMERCIAL PAPER
              (Cost $56,728,838) ...........................         56,728,838
                                                                 --------------

              TOTAL INVESTMENTS
              (Cost $866,786,483) - 99.58% .................      1,105,550,477
              Other assets less liabilities,
                net - 0.42% ................................          4,657,422
                                                                 --------------

              NET ASSETS (equivalent
                to  $21.35 per share on
                52,006,265 shares
                outstanding) - 100% ........................     $1,110,207,899
                                                                 ==============

              * Non-income producing


              NET ASSETS REPRESENTED BY:
              Capital stock, $.01 par value per share,
                1,000,000,000 shares authorized,
                52,006,265 shares outstanding ..............    $       520,063
              Additional paid in capital ...................        816,868,419
              Accumulated net realized gain on securities ..         56,869,960
              Accumulated net investment loss ..............         (2,814,537)
              Unrealized appreciation of securities ........        238,763,994
              NET ASSETS APPLICABLE TO SHARES
                OUTSTANDING ................................    $ 1,110,207,899
                                                                ===============

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                 GROWTH FUND - FINANCIAL STATEMENTS (Unaudited)
44
===============================================================================



STATEMENT OF OPERATIONS
For the six months ended November 30, 1998



INVESTMENT INCOME:
Dividends ......................................................................     $ 1,517,518
Interest .......................................................................       1,365,639
                                                                                    ------------
  Total investment income ......................................................       2,883,157
                                                                                    ------------

EXPENSES:
Advisory fees ..................................................................       4,292,928
Custodian and accounting services ..............................................         128,931
Reports to shareholders ........................................................          90,343
Audit fees and tax services ....................................................          20,532
Directors' fees and expenses ...................................................          15,363
Miscellaneous ..................................................................          33,815
                                                                                    ------------
  Total expenses ...............................................................       4,581,912
                                                                                    ------------
NET INVESTMENT LOSS ............................................................      (1,698,755)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN(LOSS) ON SECURITIES:
Net realized gain (loss) on:
  Investments ...............................................     $  5,531,209
  Foreign currency translation ..............................         (316,974)        5,214,235
Net unrealized depreciation of securities during the period:      ------------
  Investments ...............................................     $(40,733,659)
  Foreign currency translation ..............................         (672,665)      (41,406,324)
                                                                  ------------      ------------
  Net realized and unrealized loss on securities and
   foreign currencies during the period ........................................     (36,192,089)
                                                                                    ------------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................    $(37,890,844)
                                                                                    ============



STATEMENT OF CHANGES IN NET ASSETS

                                                                           For the               For the
                                                                       six months ended     fiscal year ended
                                                                       November 30, 1998       May 31, 1998
                                                                       -----------------    -----------------
OPERATIONS:
Net investment loss ..............................................     $    (1,698,755)     $    (1,052,032)
Net realized gain on securities ..................................           5,214,235           52,174,007
Net unrealized appreciation (depreciation) of securities
   during the period .............................................         (41,406,324)         165,960,273
                                                                       ---------------      ---------------
  Increase (decrease) in net assets resulting from operations ....         (37,890,844)         217,082,248
                                                                       ---------------      ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................                --               (303,215)
Net realized gain on securities ..................................                --            (15,121,487)
                                                                       ---------------      ---------------
  Decrease in net assets resulting from distributions
   to shareholders ...............................................                --            (15,424,702)
                                                                       ---------------      ---------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .................................          60,159,807          155,432,936
Proceeds from capital stock issued for distributions reinvested ..                --             15,424,702
                                                                       ---------------      ---------------
                                                                            60,159,807          170,857,638
Cost of capital stock repurchased ................................         (12,198,127)         (20,032,134)
                                                                       ---------------      ---------------
  Increase in net assets resulting from capital stock transactions          47,961,680          150,825,504
                                                                       ---------------      ---------------
TOTAL INCREASE IN NET ASSETS .....................................          10,070,836          352,483,050

NET ASSETS:
Beginning of period ..............................................       1,100,137,063          747,654,013
                                                                       ---------------      ---------------
End of period (including accumulated net investment loss
  of $(2,814,537) and $(1,115,782)) ..............................     $ 1,110,207,899      $ 1,100,137,063
                                                                       ===============      ===============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .....................................           2,805,115            7,600,994
Shares issued for distributions reinvested .......................                --                769,312
Shares of capital stock repurchased ..............................            (631,109)            (959,921)
                                                                       ---------------      ---------------
  Increase in shares outstanding .................................           2,174,006            7,410,385
Shares outstanding:
  Beginning of period ............................................          49,832,259           42,421,874
                                                                       ---------------      ---------------
  End of period ..................................................          52,006,265           49,832,259
                                                                       ---------------      ---------------




SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                 GROWTH & INCOME FUND - STATEMENT OF NET ASSETS

NOVEMBER 30, 1998 (UNAUDITED)                                                45
===============================================================================



 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                    -----------
            COMMON STOCKS - 87.49%

            ADVERTISING - 1.58%
   76,000   Omnicom Group, Inc...........................    $ 4,061,250
                                                             -----------

            AUTO - CARS - 1.06%
   65,000   Harley-Davidson, Inc. .......................      2,717,813
                                                             -----------

            BANKS - NEW YORK CITY - 1.27%
   65,000   Citigroup Inc. ..............................      3,262,188
                                                             -----------

            BANKS - OTHER - 2.18%
   60,000   Mellon Bank Corp. ...........................      3,776,250
   50,000   Wells Fargo Co. .............................      1,800,000
                                                             -----------
                                                               5,576,250
                                                             -----------

            BANKS - REGIONAL - 4.47%
   30,000   Fifth Third Bancorp .........................      1,991,250
   54,000   Firstar Corp. ...............................      3,955,500
   40,000   State Street Corp. ..........................      2,745,000
   55,000   Zions Bancorporation ........................      2,777,500
                                                             -----------
                                                              11,469,250
                                                             -----------

            BROADCASTING - 2.01%
  110,000*  Clear Channel Communications ................      5,142,500
                                                             -----------

            BUILDING MATERIALS - 0.66%
   40,000   Lowe's Companies, Inc. ......................      1,690,000
                                                             -----------

            CHEMICAL - MAJOR - 0.01%
      600   Hercules, Inc. ..............................         19,725
                                                             -----------

            CONGLOMERATES - 1.36%
   45,000   Dial Corp. ..................................      1,181,250
   35,000   Tyco International Ltd. .....................      2,303,438
                                                             -----------
                                                               3,484,688
                                                             -----------

            CONTAINERS - METAL/GLASS - 0.82%
   65,000*  Owens-Illinois, Inc. ........................      2,088,125
                                                             -----------

            DRUGS - 11.10%
   60,000   Eli Lilly and Co. ...........................      5,381,250
   50,000   McKesson Corp. ..............................      3,559,375
   20,000   Merck & Co., Inc. ...........................      3,097,500
   61,000   Pfizer, Inc. ................................      6,809,125
   30,000   Schering-Plough Corp. .......................      3,191,250
   60,000   Warner-Lambert Co. ..........................      4,530,000



 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                    -----------
            DRUGS - Continued
   35,000*  Watson Pharmaceuticals, Inc..................    $ 1,885,625
                                                             -----------
                                                              28,454,125
                                                             -----------

            ELECTRICAL EQUIPMENT - 1.41%
   40,000   General Electric Co. ........................      3,620,000
                                                             -----------

            FINANCE COMPANIES - 2.52%
   40,000   Finova Group, Inc. ..........................      2,112,500
   55,000   SunAmerica, Inc. ............................      4,358,750
                                                             -----------
                                                               6,471,250
                                                             -----------

            FOODS - 0.90%
   50,000*  U. S. Foodservice ...........................      2,296,875
                                                             -----------

            GOVERNMENT SPONSORED - 1.49%
   39,100   Federal Home Loan Mortgage Corp. ............      2,365,550
   20,000   Federal National Mortgage
              Association ...............................      1,455,000
                                                             -----------
                                                               3,820,550
                                                             -----------

            HEALTHCARE - 1.81%
   67,500   Cardinal Health, Inc. .......................      4,632,188
                                                             -----------

            HOME BUILDERS - 1.39%
  100,000   Centex Corp. ................................      3,568,750
                                                             -----------

            HOSPITAL SUPPLIES - 1.88%
   30,000   Johnson & Johnson ...........................      2,437,500
   35,000   Medtronic, Inc. .............................      2,369,062
                                                             -----------
                                                               4,806,562
                                                             -----------

            HOUSEHOLD PRODUCTS - 2.95%
   85,000*  Bed Bath & Beyond, Inc. .....................      2,650,937
   25,000   Clorox Co. ..................................      2,776,562
   25,000   Colgate-Palmolive Co. .......................      2,140,625
                                                             -----------
                                                               7,568,124
                                                             -----------

            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 4.05%
  100,000*  BMC Software, Inc. ..........................      5,106,250
   25,000*  Microsoft Corp. .............................      3,050,000
   65,000*  Oracle Corp. ................................      2,226,250
                                                             -----------
                                                              10,382,500
                                                             -----------



 NUMBER                                                         MARKET
OF SHARES                                                       VALUE
---------                                                    -----------
            INFORMATION PROCESSING -
            COMPUTER HARDWARE
            SYSTEMS - 3.39%
   80,000   Compaq Computer Corp.........................    $ 2,600,000
  100,000*  Dell Computer Corp. .........................      6,081,250
                                                             -----------
                                                               8,681,250
                                                             -----------

            INFORMATION PROCESSING -
            COMPUTER SERVICES - 1.71%
   50,000*  America Online, Inc. ........................      4,378,125
                                                             -----------

            INFORMATION PROCESSING -
            DATA SERVICES - 7.65%
   75,000   Computer Associates International 3,318,750
  110,000*  E M C Corp. .................................      7,975,000
   57,000*  Electronic Arts .............................      2,401,125
   20,000   International Business Machine ..............      3,300,000
   75,000*  Storage Technology Corp. ....................      2,625,000
                                                             -----------
                                                              19,619,875
                                                             -----------

            INFORMATION PROCESSING -
            NETWORKING - 2.32%
   78,750   Cisco Systems, Inc. .........................      5,935,781
                                                             -----------

            INSURANCE - LIFE - 0.52%
   40,000   Conseco Inc. ................................      1,325,000
                                                             -----------

            INSURANCE - MULTILINE -1.10%
   30,000   American International Group Inc ............      2,820,000
                                                             -----------

            MACHINERY -
            INDUSTRIAL/SPECIALTY - 1.62%
   36,000   Illinois Tool Works Inc. ....................      2,288,250
   40,000   Ingersoll-Rand Co. ..........................      1,872,500
                                                             -----------
                                                               4,160,750

            MEDICAL TECHNOLOGY - 1.34%
   40,000   Guidant Corp. ...............................      3,432,500
                                                             -----------

            MERCHANDISE - SPECIALTY - 5.77%
   45,000*  CostCo Companies, Inc. ......................      2,823,750
   40,000   Gap, Inc. ...................................      2,942,500
   40,000   Home Depot, Inc. ............................      1,990,000
   45,000*  Kohl's Corp. ................................      2,213,438
  100,000*  Staples, Inc. ...............................      3,493,750

===============================================================================
            GROWTH & INCOME FUND - STATEMENT OF NET ASSETS CONTINUED
46                                                 NOVEMBER 30, 1998 (UNAUDITED)
===============================================================================




 NUMBER                                                           MARKET
OF SHARES                                                         VALUE
---------                                                    -------------
            MERCHANDISE - SPECIALTY - Continued
   45,000*  Williams-Sonoma, Inc. .......................    $   1,330,312
                                                             -------------
                                                                14,793,750
                                                             -------------

            MERCHANDISING -
            DEPARTMENT - 2.00%
  114,000   Dayton Hudson Corp. .........................        5,130,000
                                                             -------------

            MERCHANDISING - FOOD - 2.44%
   45,000   Albertsons, Inc. ............................        2,567,812
   70,000*  Safeway, Inc. ...............................        3,696,875
                                                             -------------
                                                                 6,264,687
                                                             -------------

            MERCHANDISING - MASS - 1.03%
   35,000   Wal-Mart Stores, Inc. .......................        2,635,938
                                                             -------------

            OIL - SERVICES - 0.72%
   75,000   Transocean Offshore, Inc. ...................        1,851,563
                                                             -------------

            SECURITIES RELATED - 1.21%
   55,000   Charles Schwab Corp. ........................        3,100,625
                                                             -------------

            SEMICONDUCTORS - 1.26%
   30,000   Intel Corp. .................................        3,228,750
                                                             -------------

            TELECOMMUNICATIONS - 5.62%
   50,000*  Airtouch Communications, Inc. ...............        2,859,375
   20,000   Lucent Technologies, Inc. ...................        1,721,250
   75,000*  MCI Worldcom Inc. ...........................        4,425,000
  100,000*  Tellabs, Inc. ...............................        5,406,250
                                                             -------------
                                                                14,411,875
                                                             -------------

            TOBACCO - 1.09%
   50,000   Philip Morris Cos Inc. ......................        2,796,875
                                                             -------------

            UTILITIES - ELECTRIC - 1.78%
  100,000*  AES Corp. ...................................        4,575,000
                                                             -------------

            TOTAL COMMON STOCKS
            (Cost $150,626,195) .........................      224,275,057
                                                             -------------

            PREFERRED STOCK - 1.34%
   20,000   IXC Communications, Inc. ....................          585,000
   20,000   NEXTLINK Communications, Inc. ...............          865,000
   20,000   QUALCOMM FINANCIAL ..........................          937,500


 NUMBER                                                           MARKET
OF SHARES                                                         VALUE
---------                                                    -------------
            PREFERRED STOCK - Continued
   40,000   Intermedia Communications, Inc
             7.00% Series 144A ..........................     $    645,000
   20,000   Omnipoint Corp. 7.00% .......................          412,500
                                                             -------------
                                                                 3,445,000
                                                             -------------

            TOTAL PREFERRED STOCK
            (Cost $4,741,875) ...........................        3,445,000
                                                             -------------




   PAR                                                            MARKET
  VALUE                                                           VALUE
---------                                                    -------------
            CONVERTIBLE BONDS - 4.97%

            ADVERTISING - 0.41%
$1,000,000  Outdoor Systems Inc.,
             8.88% due 06/15/2007 .......................        1,055,000
                                                             -------------

            BANKS - REGIONAL - 0.32%
1,000,000   Bank Atlantic Bancorp.,
             5.63% due 12/01/2007 .......................          820,000
                                                             -------------

            BROADCASTING - 1.02%
1,000,000   Adelphia Communications Corp.,
             9.88% due 03/01/2007 .......................        1,101,250
1,000,000   Chancellor Media Corp.,
             8.13% due 12/15/2007 .......................        1,000,000
  500,000   Clear Channel Communications,
             2.63% due 04/01/2003 .......................          510,000
                                                             -------------
                                                                 2,611,250
                                                             -------------

            ENTERTAINMENT - 0.40%
1,000,000   Loews Cineplex Entertainment Corp.,
             8.88% due 08/01/2008 .......................        1,035,000
                                                             -------------

            LODGING - 0.37%
1,000,000   Hilton Hotels Corp.,
             5.00% due 05/15/2006 .......................          940,000
                                                             -------------

            MACHINERY -
            CONSTRUCTION & CONTRACTS - 0.36%
1,000,000   Columbus McKinnon Corp.,
             8.50% due 04/01/2008 .......................          920,000
                                                             -------------

            MERCHANDISING - MASS - 0.42%
1,000,000   Fred Meyer, Inc.,
             7.45% due 03/01/2008 .......................        1,062,960
                                                             -------------


   PAR                                                            MARKET
  VALUE                                                           VALUE
---------                                                    -------------
            OIL - SERVICES - 0.49%
$2,000,000  Key Energy Group, Inc.,
             5.00% due 09/15/2004 .......................    $   1,265,000
                                                             -------------

            PUBLISHING/PRINTING - 0.37%
 1,000,000  World Color Press, Inc.,
             6.00% due 10/01/2007 .......................          951,250
                                                             -------------

            TEXTILE - PRODUCTS - 0.40%
 1,000,000  WestPoint Stevens Inc.,
             7.88% due 06/15/2008 .......................        1,031,250
                                                             -------------

            UTILITIES - ELECTRIC - 0.41%
 1,000,000  AES Corp.,
             8.88% due 08/15/2005 .......................        1,050,000
                                                             -------------

            TOTAL CONVERTIBLE BONDS
            (Cost $13,633,847) ..........................       12,741,710
                                                             -------------

            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 6.21%

            BEVERAGE - SOFT DRINKS - 2.01%
 5,151,000  PepsiCo, Inc.,
             4.80% due 12/01/1998 .......................        5,151,000
                                                             -------------

            FINANCE COMPANIES - 0.72%
 1,838,000  General Electric Capital Services,
             5.00% due 12/01/1998 .......................        1,837,816
                                                             -------------

            UTILITIES - ELECTRIC -3.48%
 8,919,000  Conagra,
             5.52% due 12/02/1998 .......................        8,917,632
                                                             -------------

            TOTAL CORPORATE SHORT
            TERM COMMERCIAL PAPER
            (Cost $15,906,448) ..........................       15,906,448
                                                             -------------

            TOTAL INVESTMENTS
            (Cost $184,908,365) - 100.01%  ..............      256,368,215
            Other assets less liabilities,
             net - (0.01%) ..............................          (14,386)
                                                             -------------

            NET ASSETS (equivalent
             $19.28 per share on
             13,298,592 shares
             outstanding) - 100% ........................    $ 256,353,829
                                                             =============

===============================================================================
            GROWTH & INCOME FUND - STATEMENT OF NET ASSETS CONTINUED
NOVEMBER 30, 1998 (UNAUDITED)                                                47
===============================================================================



NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  13,298,592 shares outstanding .............     $    132,986
Additional paid in capital ..................      178,264,935
Accumulated net realized gain on securities .        6,313,595
Undistributed net investment income .........          182,463
Unrealized appreciation of securities .......       71,459,850
NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING ................................     $256,353,829


          * Non-income producing



SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
             GROWTH & INCOME FUND - FINANCIAL STATEMENTS (Unaudited)
48
===============================================================================



STATEMENT OF OPERATIONS
For the six months ended November 30, 1998



INVESTMENT INCOME:
Dividends ......................................................................     $   664,231
Interest .......................................................................         850,991
                                                                                     -----------
  Total investment income ......................................................       1,515,222
                                                                                     -----------

EXPENSES:
Advisory fees ..................................................................         959,662
Custodian and accounting fees ..................................................          30,131
Reports to shareholders ........................................................          15,095
Audit fees and tax services ....................................................           4,303
Directors' fees and expenses ...................................................           2,800
Miscellaneous ..................................................................           9,081
                                                                                     -----------
  Total expenses ...............................................................       1,021,072
                                                                                     -----------
NET INVESTMENT INCOME ..........................................................         494,150
                                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized loss on securities ................................................     (13,647,563)
Net unrealized appreciation on securities during the period ....................       4,219,510
                                                                                     -----------
   Net realized and unrealized loss on securities during the period ............      (9,428,053)
                                                                                     -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $(8,933,903)
                                                                                     ===========





STATEMENT OF CHANGES IN NET ASSETS

                                                                                         For the             For the
                                                                                     six months ended   fiscal year ended
                                                                                     November 30, 1998     May 31, 1998
                                                                                     -----------------  -----------------
OPERATIONS:
Net investment income ..........................................................     $     494,150      $   1,096,169
Net realized gain (loss) on securities .........................................       (13,647,563)        20,112,463
Net unrealized appreciation of securities during the period ....................         4,219,510         21,794,919
                                                                                     -------------      -------------
  Increase (decrease) in net assets resulting from operations ..................        (8,933,903)        43,003,551
                                                                                     -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..........................................................          (485,096)        (1,084,032)
Net realized gain on securities ................................................              --           (2,863,622)
                                                                                     -------------      -------------
  Decrease in net assets resulting from distributions
   to shareholders .............................................................          (485,096)        (3,947,654)
                                                                                     -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ...............................................         6,196,491         31,809,939
Proceeds from capital stock issued for distributions reinvested ................           485,096          3,947,654
                                                                                     -------------      -------------
                                                                                         6,681,587         35,757,593
Cost of capital stock repurchased ..............................................       (12,067,757)       (13,199,616)
                                                                                     -------------      -------------
  Increase (decrease) in net assets resulting from capital
   stock transactions ..........................................................        (5,386,170)        22,557,977
                                                                                     -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ........................................       (14,805,169)        61,613,874

NET ASSETS:
Beginning of period ............................................................       271,158,998        209,545,124
                                                                                     -------------      -------------
End of period (including undistributed net investment income
  of $182,463 and $173,409) ....................................................     $ 256,353,829      $ 271,158,998
                                                                                     =============      =============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ...................................................           323,625          1,662,136
Shares issued for distributions reinvested .....................................            26,247            209,426
Shares of capital stock repurchased ............................................          (669,839)          (675,465)
                                                                                     -------------      -------------
  Increase (decrease) in shares outstanding ....................................          (319,967)         1,196,397
Shares outstanding:
  Beginning of period ..........................................................        13,618,559         12,422,162
                                                                                     -------------      -------------
  End of period ................................................................        13,298,592         13,618,559
                                                                                     =============      =============




SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
               SCIENCE & TECHNOLOGY FUND - STATEMENT OF NET ASSETS
November 30, 1998 (Unaudited)                                                49
===============================================================================




  NUMBER                                                         MARKET
 OF SHARES                                                       VALUE
 ---------                                                    -----------
            COMMON STOCKS - 92.71%

            AEROSPACE/DEFENSE - 1.64%
   390,000* SCI Systems, Inc. ...........................     $ 18,963,750
                                                              ------------

            AUTO - CARS - 0.48%
   145,000  General Motors Corp.  Class H ...............        5,510,000
                                                              ------------

            ELECTRONIC INSTRUMENTS - 0.47%
   115,000* Cognex Corp. ................................        1,904,688
    43,000  Lattice Semiconductor Corp. .................        1,585,625
    30,000* Marshall Industries .........................          780,000
    55,000* Sawtek Inc. .................................        1,196,250
                                                              ------------
                                                                 5,466,563
                                                              ------------

            INFORMATION PROCESSING - 4.33%
    85,000* Micrel, Inc. ................................        3,447,810
 2,740,000* Parametric Technology Corp. .................       46,580,000
                                                              ------------
                                                                50,027,810
                                                              ------------

            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 7.79%
   575,000* BMC Software, Inc. ..........................       29,360,937
    42,000* Great Plains Software, Inc. .................        1,648,500
   345,000* Microsoft Corp. .............................       42,090,000
   645,000* Platinum technology, inc ....................       11,408,438
   152,000* Visio Corp. .................................        5,377,000
                                                              ------------
                                                                89,884,875
                                                              ------------

            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - 4.34%
    35,000  Cyberian Outpost, Inc. ......................          892,500
   170,000* Dell Computer Corp. .........................       10,338,125
   345,000* Electronics for Imaging, Inc. ...............        9,250,313
   400,000  Sun Microsystems, Inc. ......................       29,625,000
                                                              ------------
                                                                50,105,938
                                                              ------------

            INFORMATION PROCESSING -
            COMPUTER SERVICES - 8.95%
   290,000* America Online, Inc. ........................       25,393,125
   145,000  Automatic Data Processing, Inc. .............       11,165,000
   290,000  Checkfree Holdings Corp. ....................        4,712,500
   860,000  First Data Corp. ............................       22,951,250
   760,000* Gartner Group, Inc. Class A .................       16,435,000
   215,000  National Data Corp. .........................        8,035,625
   350,700  Security Dynamics Technology ................        5,348,175
   145,000* Sterling Commerce Inc. ......................        5,256,250

  NUMBER                                                         MARKET
 OF SHARES                                                       VALUE
 ---------                                                    -----------
            INFORMATION PROCESSING -
            COMPUTER SERVICES - Continued
   100,000* VeriSign, Inc. ..............................     $  4,012,500
                                                              ------------
                                                               103,309,425
                                                              ------------

            INFORMATION PROCESSING -
            CONSUMER SOFTWARE - 4.98%
   145,000* Intuit ......................................        8,391,875
   965,000* Networks Associates, Inc. ...................       49,094,375
                                                              ------------
                                                                57,486,250
                                                              ------------

            INFORMATION PROCESSING -
            DATA SERVICES - 27.38%
   650,000* Adobe Systems Inc. ..........................       29,087,500
   114,000* Affiliated Computer Services Class A ........        4,367,625
   571,000  Anixter Internationall, Inc. ................        9,421,500
   720,000* Ascend Communications Inc. ..................       40,455,000
   345,000  Avant! Corp. ................................        5,757,187
    57,000* BISYS Group, Inc. ...........................        2,743,125
   385,000* CBT Group PLC ADR ...........................        4,042,500
   505,000* Cisco Systems, Inc. .........................       38,064,375
   650,000  Computer Associates International ...........       28,762,500
   475,000* E M C Corp. .................................       34,437,500
   260,000* Electronic Arts .............................       10,952,500
    70,100* Envoy Corp. .................................        2,795,237
   390,000  Hewlett Packard Co. .........................       24,472,500
    55,000  Integrated Systems, Inc. ....................          553,438
   820,000* Learning Co., Inc. ..........................       23,831,250
   115,000  National Instruments Corp. ..................        3,335,000
   360,000* Netscape Communications Corp. ...............       13,320,000
   570,000* PsiNet, Inc. ................................       10,687,500
   140,000* Renaissance Worldwide Inc. ..................          997,500
   245,000* Solectron Corp. .............................       16,215,938
   290,000* Tech Data Corp. .............................       11,672,500
                                                              ------------
                                                               315,972,175
                                                              ------------

            MERCHANDISE - SPECIALTY - 0.06%
    40,000* SportsLine USA, Inc. ........................          690,000
                                                              ------------

            MISCELLANEOUS - 0.49%
   200,000* Brightpoint, Inc. ...........................        3,000,000
   140,000* Preview Travel Inc. .........................        2,660,000
                                                              ------------
                                                                 5,660,000
                                                              ------------



  NUMBER                                                        MARKET
 OF SHARES                                                      VALUE
 ---------                                                  -------------
            MULTIMEDIA - 2.95%
   720,000  Synopsys Inc. ...............................   $   34,110,000
                                                            --------------

            SECURITIES RELATED - 1.08%
   460,000  E*Trade Group, Inc. .........................       12,448,750
                                                            --------------

            SEMICONDUCTOR EQUIPMENT - 0.50%
   171,000* Galileo Technology Ltd. .....................        2,821,500
    85,000* Microchip Technology, Inc. ..................        2,959,063
                                                            --------------
                                                                 5,780,563
                                                            --------------

            SEMICONDUCTORS - 15.01%
   460,000* Altera Corp. ................................       22,568,750
 1,440,000* Analog Devices, Inc. ........................       29,430,000
   130,000* Applied Micro Circuits Corp. ................        4,355,000
   260,000* Burr Brown Corp. ............................        6,142,500
   215,000  Intel Corp. .................................       23,139,375
   950,000* Maxim Integrated Products ...................       37,287,500
   230,000  Texas Instruments Inc. ......................       17,566,250
   645,000* Xilinx, Inc. ................................       32,733,750
                                                            --------------
                                                               173,223,125
                                                            --------------

            TELECOMMUNICATIONS - 11.38%
   345,000  Airtouch Communications, Inc. ...............       19,729,688
   490,000  ICG Communications, Inc. ....................       11,270,000
   575,000* Intermedia Communications, Inc. .............        9,918,750
   580,000* MCI Worldcom Inc. ...........................       34,220,000
   170,000  Nokia Corp - ADR Series A ...................       16,660,000
   285,000* PanAmSat Corp. ..............................        9,583,125
   210,000* Premisys Communications Inc. ................        3,123,750
   200,000  QUALCOMM, Inc. ..............................       10,975,000
   315,000* Sanmina Corp. ...............................       15,690,938
    15,000* Sprint Corp. ................................          240,000
                                                            --------------
                                                               131,411,251
                                                            --------------

            UTILITIES - COMMUNICATION - 0.88%
   686,000* Vodafone Group Plc ..........................       10,141,824
                                                            --------------

            TOTAL COMMON STOCKS
            (Cost $862,796,437) .........................    1,070,192,299
                                                            --------------

================================================================================
          SCIENCE & TECHNOLOGY FUND - STATEMENT OF NET ASSETS CONTINUED
50                                                 November 30, 1998 (Unaudited)
================================================================================






  PAR                                                             MARKET
 VALUE                                                            VALUE
-----------                                                   ---------------

              CORPORATE SHORT TERM
              COMMERCIAL PAPER - 7.32%

              BEVERAGE - SOFT DRINKS - 0.66
              PepsiCo, Inc.,
$ 7,555,000    4.80% due 12/01/1998 .......................   $     7,555,000
                                                              ---------------

              CONGLOMERATES - 2.86%
              PHH Corp.,
33,022,000     5.40% due 12/08/1998 .......................        32,987,322
                                                              ---------------

              CONSUMER FINANCE - 1.30%
              Sears Roebuck Acceptance Corp.,
15,000,000     4.87% due 12/02/1998 .......................        14,997,969
                                                              ---------------

              FINANCE COMPANIES - 2.50%
 7,296,000    Ford Credit Europe PLC,
               4.95% due 12/04/1998 .......................         7,292,988
14,161,000    General Electric Capital Services Inc.,
               4.95% due 12/07/1998 .......................        14,149,311
 7,465,000    General Motors Acceptance Corp.,
               4.86% due 12/03/1998 .......................         7,462,982
                                                              ---------------
                                                                   28,905,281
                                                              ---------------

              TOTAL CORPORATE SHORT TERM
              COMMERCIAL PAPER
              (Cost $84,445,572) ..........................        84,445,572
                                                              ---------------

              TOTAL INVESTMENTS
              (Cost $947,242,009) - 100.03% ...............     1,154,637,871
              Other assets less liabilities,
               net - (0.03%) ..............................          (354,811)
                                                              ---------------

              NET ASSETS (equivalent
               to $24.22 per share on
               47,650,971 shares
               outstanding) - 100% ........................   $ 1,154,283,060
                                                              ===============

          * Non-income producing




NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  47,650,971 shares outstanding .............     $       476,510
Additional paid in capital ..................         845,123,742
Accumulated net realized gain on securities .         104,163,798
Accumulated net investment loss .............          (2,876,852)
Unrealized appreciation of investments ......         207,395,862
                                                  ---------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING ...............................     $ 1,154,283,060
                                                  ===============


SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
          SCIENCE & TECHNOLOGY FUND - FINANCIAL STATEMENTS (Unaudited)
                                                                             51
===============================================================================





STATEMENT OF OPERATIONS
For the six months ended November 30, 1998


INVESTMENT INCOME:
Dividends ......................................................................    $    346,950
Interest .......................................................................       1,551,824
                                                                                    ------------
  Total investment income ......................................................       1,898,774
                                                                                    ------------

EXPENSES:
Advisory fees ..................................................................       4,532,323
Custodian and accounting services ..............................................         115,404
Reports to shareholders ........................................................          76,185
Audit fees and tax services ....................................................          15,920
Directors' fees and expenses ...................................................          13,779
Miscellaneous ..................................................................          22,015
                                                                                    ------------
  Total expenses ...............................................................       4,775,626
                                                                                    ------------
NET INVESTMENT LOSS ............................................................      (2,876,852)
                                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments ....................................................  $   9,612,939
  Foreign currency transactions ..................................        (20,302)     9,592,637
                                                                    -------------
Net unrealized appreciation (depreciation) during the year:
  Investments ....................................................     97,127,945
  Foreign currency transactions ..................................       (329,583)    96,798,362
                                                                    -------------   ------------
  Net realized and unrealized gain on securities during the period .............     106,390,999
                                                                                    ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................    $103,514,147
                                                                                    ============





STATEMENT OF CHANGES IN NET ASSETS



                                                                             For the             For the
                                                                         six months ended   fiscal year ended
                                                                         November 30, 1998     May 31, 1998
                                                                         -----------------  -----------------
OPERATIONS:
Net investment loss ..................................................   $    (2,876,852)   $    (4,399,764)
Net realized gain on securities and foreign
 currency transactions ...............................................         9,592,637        111,229,008
Net unrealized appreciation (depreciation) of securities
 during the period ...................................................        96,798,362        (16,698,726)
                                                                         -----------------  -----------------
   Increase in net assets resulting from operations ..................       103,514,147         90,130,518
                                                                         -----------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................................................              --                 --
Net realized gain on securities ......................................              --                 --
  Decrease in net assets resulting from distributions
                                                                         -----------------  -----------------
    to shareholders ..................................................              --                 --
                                                                         -----------------  -----------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .....................................        66,426,237        217,275,229
Proceeds from capital stock issued for
 distributions reinvested ............................................              --                 --
                                                                         -----------------  -----------------
                                                                              66,426,237        217,275,229
Cost of capital stock repurchased ....................................       (38,798,263)       (89,246,756)
                                                                         -----------------  -----------------
  Increase in net assets resulting from capital
    stock transactions ...............................................        27,627,974        128,028,473
                                                                         -----------------  -----------------
TOTAL INCREASE IN NET ASSETS .........................................       131,142,121        218,158,991

NET ASSETS:
Beginning of period ..................................................     1,023,140,939        804,981,947
                                                                         -----------------  -----------------
End of period (including accumulated net investment loss
 of $(2,876,852) and $0) .............................................   $ 1,154,283,060    $ 1,023,140,938
                                                                         =================  =================

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .........................................         3,120,246         10,004,608
Shares issued for distributions reinvested ...........................              --                 --
Shares of capital stock repurchased ..................................        (1,824,435)        (4,133,577)
                                                                         -----------------  -----------------
  Increase in shares outstanding .....................................         1,295,811          5,871,031
Shares outstanding:
  Beginning of period ................................................        46,355,160         40,484,129
                                                                         -----------------  -----------------
  End of period ......................................................        47,650,971         46,355,160
                                                                         =================  =================




SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                 SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS
52                                                 November 30, 1998 (Unaudited)
================================================================================





  NUMBER                                                                  MARKET
 OF SHARES                                                                VALUE
----------                                                              -----------
            COMMON STOCKS - 98.49%

            ADVERTISING - 0.22%
     6,982  Interpublic Group Cos., Inc. ..........................     $   480,013
     7,561  Omnicom Group, Inc. ...................................         404,041
                                                                        ------------
                                                                            884,054
                                                                        ------------

            AEROSPACE/DEFENSE - 0.12%
       967  Crane Co. .............................................          31,246
    11,558  Goodrich (B.F.) Co. ...................................         438,482
                                                                        ------------
                                                                            469,728
                                                                        ------------

            AIRLINES - 0.31%
     9,636* AMR Corp. .............................................         635,374
     5,366  Delta Air Lines, Inc. .................................         288,087
    11,932  Southwest Airlines Co. ................................         256,538
     1,737* US Airways Group, Inc. ................................          90,324
                                                                        ------------
                                                                          1,270,323
                                                                        ------------

            APPLIANCES/FURNISHINGS - 0.10%
     3,075  Maytag Corp. ..........................................         166,434
     4,021  Whirlpool Corp. .......................................         225,176
                                                                        ------------
                                                                            391,610
                                                                        ------------

            AUTO - CARS - 0.34%
    14,357  Daimlerchrysler AG ....................................       1,316,357
     2,839  Meritor Automotive, Inc. ..............................          50,215
                                                                        ------------
                                                                          1,366,572
                                                                        ------------

            AUTO - ORIGINAL EQUIPMENT - 0.03%
       155  Arvin Industries, Inc. ................................           6,510
       944  Danaher Corp. .........................................          43,070
       903  Federal-Mogul Corp. ...................................          51,245
     1,006  Modine Manufacturing Co. ..............................          36,719
                                                                        ------------
                                                                            137,544
                                                                        ------------

            AUTO - REPLACEMENT PARTS - 0.19%
    22,878  Genuine Parts Co. .....................................         753,544
                                                                        ------------

            BANKS - NEW YORK CITY - 1.87%
    40,342  Bank of New York Co., Inc. ............................       1,381,714
   105,346  Citigroup Inc. ........................................       5,287,052
     8,534  J. P. Morgan & Co. Inc. ...............................         912,071
                                                                        -----------
                                                                          7,580,837
                                                                        -----------



  NUMBER                                                                  MARKET
 OF SHARES                                                                VALUE
----------                                                              -----------
            BANKS - OTHER - 4.08%
    86,158  BankAmerica Corp. .....................................     $ 5,616,425
    12,391  BankBoston Corp. ......................................         515,775
       256  Bankers Trust Corp. ...................................          22,272
    54,272  First Union Corp. .....................................       3,297,024
    28,311  Fleet Financial Group, Inc. ...........................       1,180,215
    11,807  Mellon Bank Corp. .....................................         743,103
    21,346  National City Corp. ...................................       1,435,519
     5,429  Providian Financial Corp. .............................         498,450
    89,438  Wells Fargo Co. .......................................       3,219,767
                                                                        ------------
                                                                         16,528,550
                                                                        ------------

            BANKS - REGIONAL - 3.18%
    65,801  Bank One Corp. ........................................       3,376,414
    44,828  Chase Manhattan Corp. .................................       2,843,776
     5,595  Comerica Inc. .........................................         360,878
    13,723  Fifth Third Bancorp ...................................         910,864
    23,409  KeyCorp ...............................................         718,364
     2,245  Northern Trust Corp. ..................................         181,284
    13,874  PNC Bank Corp. ........................................         715,378
     2,486  State Street Corp. ....................................         170,602
     3,649  Summit Bancorporation .................................         152,574
    13,197  SunTrust Banks, Inc. ..................................         921,316
    38,504  U.S. Bancorp ..........................................       1,417,429
    12,963  Wachovia Corp. ........................................       1,131,832
                                                                        ------------
                                                                         12,900,711
                                                                        ------------

            BEVERAGE - BREWERS/DISTRIBUTORS - 1.02%
       918  Adolph Coors Class B ..................................          45,671
    44,346  Anheuser-Busch Companies, Inc. ........................       2,688,476
     6,702  Brown-Forman Corp Class B .............................         487,571
    26,459  Seagram Co. Ltd. ......................................         907,874
                                                                        ------------
                                                                          4,129,592
                                                                        ------------

            BEVERAGE - SOFT DRINKS - 3.19%
   131,103  Coca-Cola Co. .........................................       9,185,404
    18,520  Coca Cola Enterprises, Inc. ...........................         700,288
    79,083  PepsiCo, Inc. .........................................       3,059,524
                                                                        ------------
                                                                         12,945,216
                                                                        ------------

            BROADCASTING - 1.59%
     9,819* Clear Channel Communications ..........................         459,038
    18,756  Comcast Corp. Class A Special .........................         912,011
    25,059* Media One Group Inc. ..................................       1,014,890
    25,926  Tele-Comm Liberty Media Group
             Class A ..............................................       1,095,374


  NUMBER                                                                  MARKET
 OF SHARES                                                                VALUE
----------                                                              -----------
            BROADCASTING - Continued
    29,737  U S WEST, Inc. ........................................     $1,851,128
    17,037* Viacom, Inc Class B ...................................      1,134,025
                                                                        ------------
                                                                         6,466,466
                                                                        ------------

            BUILDING MATERIALS - 0.37%
     3,313  Armstrong World Inds. Inc. ............................        220,729
    15,466  Lowe's Companies, Inc. ................................        653,439
     9,620  Sherwin-Williams Co. ..................................        272,968
     2,834  Vulcan Materials Co. ..................................        355,313
                                                                        ------------
                                                                         1,502,449
                                                                        ------------

            CHEMICAL - MAJOR - 0.62%
     6,899  Albemarle Corp. .......................................        128,494
     7,756  Morton International, Inc. ............................        228,317
    22,959  PPG Industries, Inc. ..................................      1,404,804
    22,104  Rohm and Haas Co. .....................................        772,259
                                                                        ------------
                                                                         2,533,874
                                                                        ------------

            CHEMICAL - MISCELLANEOUS - 0.38%
       666  Dexter Corp. ..........................................         21,354
     9,884  Ecolab Inc. ...........................................        305,786
    15,662  Ethyl Corp. ...........................................         91,035
       943  Ferro Corp. ...........................................         26,345
     3,023  Great Lakes Chemical Corp. ............................        120,731
     6,386  Lawter International, Inc. ............................         52,685
     5,822  Lubrizol Corp. ........................................        157,922
     5,496  Nalco Chemical Co. ....................................        183,773
     9,440  Praxair, Inc. .........................................        360,490
     6,820  Sigma Aldrich Corp. ...................................        219,093
                                                                        ------------
                                                                         1,539,214
                                                                        ------------

            CONGLOMERATES - 0.76%
     2,893  Alexander & Baldwin, Inc. .............................         66,539
     4,733  Ogden Corp. ...........................................        125,720
    19,389  Tenneco Inc. ..........................................        690,733
    33,633  Tyco International Ltd. ...............................      2,213,473
                                                                        ------------
                                                                         3,096,465
                                                                        ------------

            CONSUMER FINANCE - 0.32%
     3,276  Capital One Financial Corp. ...........................        360,360
    41,367  MBNA Corp. ............................................        938,514
                                                                        ------------
                                                                         1,298,874
                                                                        ------------

            CONTAINERS - METAL/GLASS - 0.22%
    15,643  Corning Inc. ..........................................        627,675

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                53
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
         CONTAINERS - METAL/GLASS - Continued
 8,280*  Owens-Illinois, Inc. ..................................     $   265,995
                                                                     -----------
                                                                         893,670
                                                                     -----------

         CONTAINERS - PAPER - 0.13%
 4,457   Bemis Co., Inc. .......................................         168,530
   867   Chesapeake Corp. ......................................          30,074
 1,901*  Sealed Air Corp. ......................................          83,874
 7,590   Sonoco Products Co. ...................................         227,227
                                                                     -----------
                                                                         509,705
                                                                     -----------

         COSMETICS/TOILETRIES - 0.92%
10,847   Avon Products, Inc. ...................................         440,659
64,597   Gillette Co. ..........................................       2,967,425
 7,478   International Flavors &
          Fragrances, Inc. .....................................         313,142
                                                                     -----------
                                                                       3,721,226
                                                                     -----------

         DRUGS - 7.95%
 4,843   Allergan, Inc. ........................................         294,818
 3,659*  ALZA Corp. ............................................         191,183
75,268   American Home Products Corp. ..........................       4,008,021
15,548*  Amgen Inc. ............................................       1,169,987
   610   Bausch & Lomb Inc. ....................................          33,855
62,325   Bristol Myers Squibb Co. ..............................       7,638,708
 1,041   McKesson Corp. ........................................          74,106
67,196   Merck & Co., Inc. .....................................      10,406,981
45,471   Schering-Plough Corp. .................................       4,836,978
47,217   Warner-Lambert Co. ....................................       3,564,885
                                                                     -----------
                                                                      32,219,522
                                                                     -----------

         ELECTRICAL EQUIPMENT - 0.96%
22,443   AMP Inc. ..............................................       1,085,680
39,566   Emerson Electric Co. ..................................       2,571,790
 1,647   Thomas & Betts Corp. ..................................          71,337
 4,163   W. W. Grainger Inc. ...................................         175,888
                                                                     -----------
                                                                       3,904,695
                                                                     -----------

         ELECTRONIC INSTRUMENTS - 0.04%
 1,288   Integrated Device Technology ..........................           7,568
 1,458   Perkin-Elmer Corp. ....................................         135,959
                                                                     -----------
                                                                         143,527
                                                                     -----------

         ENTERTAINMENT - 1.82%
 5,228   Hasbro, Inc. ..........................................         183,307
13,552   Mattel, Inc. ..........................................         468,391

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
         ENTERTAINMENT - Continued
33,342   Time Warner Inc........................................     $ 3,525,917
99,916   Walt Disney Co.........................................       3,216,047
                                                                     -----------
                                                                       7,393,662
                                                                     -----------

         FINANCE COMPANIES - 0.99%
22,600   Associates First Capital Corp. ........................       1,759,975
38,686   Household International, Inc. .........................       1,513,590
 9,181   SunAmerica, Inc. ......................................         727,595
                                                                     -----------
                                                                       4,001,160
                                                                     -----------

         FINANCIAL SERVICES - 0.95%
33,175   American Express Co. ..................................       3,319,573
 4,508   Countrywide Credit Ind Inc. ...........................         223,147
 6,816   H & R Block Inc. ......................................         306,294
                                                                     -----------
                                                                       3,849,014
                                                                     -----------

         FOODS - 3.04%
20,839   BestFoods .............................................       1,211,267
28,610   Campbell Soup Co. .....................................       1,634,346
28,676   ConAgra, Inc. .........................................         901,502
13,796   General Mills, Inc. ...................................       1,041,598
27,854   H J Heinz Co. .........................................       1,624,236
 8,089   Hershey Foods Corp. ...................................         543,985
29,038   Kellogg Co. ...........................................       1,063,517
   927   Lance, Inc. ...........................................          18,250
14,219   Pioneer Hi-Bred International, Inc. ...................         425,681
 7,596   Quaker Oats Co. .......................................         466,205
21,527   Ralston Purina Co. ....................................         749,409
31,440   Sara Lee Corp. ........................................       1,835,310
 8,996   Wm. Wrigley Jr. Co. ...................................         792,774
                                                                     -----------
                                                                      12,308,080
                                                                     -----------

         FOOTWEAR - 0.15%
15,203   NIKE, Inc. Class B ....................................         608,120
                                                                     -----------

         FREIGHT - 0.10%
 5,943*  FDX Corp. .............................................         385,552
                                                                     -----------

         GOLD MINING - 0.28%
29,612   Barrick Gold Corp. ....................................         592,240
24,548   Battle Mountain Gold Co. ..............................         115,069
10,410   Homestake Mining Co. ..................................         111,908
22,615   Placer Dome Inc. ......................................         329,332
                                                                     -----------
                                                                       1,148,549
                                                                     -----------

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
         GOVERNMENT SPONSORED - 2.07%
44,547   Federal Home Loan Mortgage Corp. ......................     $ 2,695,094
71,684   Federal National Mortgage
          Association ..........................................       5,215,012
11,078   SLM Holding Corp. .....................................         487,432
                                                                     -----------
                                                                       8,397,538
                                                                     -----------

         FUNERAL SERVICES - 0.17%
18,716   Service Corp. International ...........................         699,511
                                                                     -----------

         HARDWARE & TOOLS - 0.07%
 4,919   Black & Decker Corp. ..................................         266,548
   396   Stanley Works .........................................          12,104
                                                                     -----------
                                                                         278,652
                                                                     -----------

         HEALTHCARE - 0.50%
11,570   Cardinal Health, Inc. .................................         793,992
16,462*  HealthSouth Corp. .....................................         221,208
 4,828*  Humana Inc. ...........................................          95,655
 6,952   IMS Helath Inc. .......................................         461,439
 9,668   United HealthCare Corp. ...............................         436,269
                                                                     -----------
                                                                       2,008,563
                                                                     -----------

         HEAVY DUTY TRUCKS/PARTS - 0.25%
18,485   Dana Corp. ............................................         720,915
 6,394   PACCAR Inc. ...........................................         290,927
                                                                     -----------
                                                                       1,011,842
                                                                     -----------

         HOSPITAL MANAGEMENT - 0.27%
31,951   Columbia/HCA Healthcare Corp. .........................         786,794
 9,822*  Tenet Healthcare Corp. ................................         290,364
                                                                     -----------
                                                                       1,077,158
                                                                     -----------

         HOSPITAL SUPPLIES - 3.95%
102,012  Abbott Laboratories ...................................       4,896,576
 20,733  Baxter International Inc. .............................       1,317,842
 14,699  Becton, Dickinson and Co. .............................         624,708
  2,614  Biomet, Inc. ..........................................          99,986
  7,927* Boston Scientific Corp. ...............................         392,388
  2,290  Hillenbrand Industries, Inc. ..........................         130,101
 80,389  Johnson & Johnson .....................................       6,531,606
 29,249  Medtronic, Inc. .......................................       1,979,793
    888  St. Jude Medical, Inc. ................................          25,808
                                                                     -----------
                                                                      15,998,808
                                                                     -----------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
54                                                 November 30, 1998 (Unaudited)
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------

         HOUSEHOLD PRODUCTS - 3.09%
  5,356  Clorox Co..............................................     $   594,851
 18,357  Colgate-Palmolive Co. .................................       1,571,819
  4,593  Newell Co. ............................................         203,240
 78,261  Procter & Gamble Co. ..................................       6,857,620
  2,717  Rubbermaid, Inc. ......................................          89,832
 41,215  Unilever N V - ADR ....................................       3,186,435
                                                                     -----------
                                                                      12,503,797
                                                                     -----------

         INFORMATION PROCESSING -
         BUSINESS SOFTWARE - 3.78%
  6,811* BMC Software, Inc. ....................................         347,787
110,589* Microsoft Corp. .......................................      13,491,858
 41,590* Oracle Corp. ..........................................       1,424,458
  2,227* Peoplesoft Inc. .......................................          45,793
                                                                     -----------
                                                                      15,309,896
                                                                     -----------

         INFORMATION PROCESSING -
         COMPUTER HARDWARE SYSTEMS - 1.81%
  4,855* Apple Computer, Inc. ..................................         155,057
 75,429  Compaq Computer Corp. .................................       2,451,443
 55,978* Dell Computer Corp. ...................................       3,404,162
    402  OEA, Inc. .............................................           5,251
 17,799  Sun Microsystems, Inc. ................................       1,318,238
                                                                     -----------
                                                                       7,334,151
                                                                     -----------

         INFORMATION PROCESSING -
         COMPUTER SERVICES - 0.88%
    582* America Online, Inc. ..................................          50,961
 21,283  Automatic Data Processing, Inc. .......................       1,638,791
 28,235  Electronic Data Systems Corp. .........................       1,101,165
 18,728  First Data Corp. ......................................         499,804
  5,849  Paychex, Inc. .........................................         290,988
                                                                     -----------
                                                                       3,581,709
                                                                     -----------

         INFORMATION PROCESSING -
         COMPUTER SOFTWARE - 0.14%
 18,150  HBO & Co. .............................................         452,616
  6,713* Parametric Technology Corp. ...........................         114,121
                                                                     -----------
                                                                         566,737
                                                                     -----------

         INFORMATION PROCESSING -
         DATA SERVICES - 4.59%
    214* Adobe Systems Inc. ....................................           9,577
 29,335* Cendant Corp. .........................................         557,365
  3,872  Comdisco, Inc. ........................................          70,664


 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
         INFORMATION PROCESSING -
         DATA SERVICES - Continued
 24,771  Computer Associates International .....................     $ 1,096,117
  5,653* Computer Sciences Corp. ...............................         322,928
 22,783* E M C Corp. ...........................................       1,651,768
  5,970* Gateway 2000, Inc. ....................................         335,066
 52,143  Hewlett Packard Co. ...................................       3,271,973
 45,095  International Business Machine ........................       7,440,675
  2,183* Novell, Inc ...........................................          36,156
 20,235  Pitney Bowes Inc. .....................................       1,133,160
  9,167* Seagate Technology ....................................         270,427
 10,621* Unisys Corp. ..........................................         302,699
 19,579  Xerox Corp. ...........................................       2,104,743
                                                                     -----------
                                                                      18,603,318
                                                                     -----------

         INFORMATION PROCESSING -
         NETWORKING - 1.59%
  7,938* Ascend Communications Inc. ............................         446,016
 69,912* Cisco Systems, Inc. ...................................       5,269,617
  5,053* General Insturment Corp. ..............................         142,116
 15,240* 3Com Corp. ............................................         589,598
                                                                     -----------
                                                                       6,447,347
                                                                     -----------

         INSURANCE - CASUALTY - 0.41%
  7,669  Chubb Corp. ...........................................         537,309
  3,031  Progressive Corp. .....................................         449,725
  3,366  SAFECO Corp. ..........................................         144,528
 14,868  St. Paul Companies, Inc. ..............................         524,097
                                                                     -----------
                                                                       1,655,659
                                                                     -----------

         INSURANCE - LIFE - 0.65%
  8,261  Aetna Inc. ............................................         638,679
 12,315  Conseco Inc. ..........................................         407,934
  3,331  Jefferson-Pilot Corp. .................................         227,341
  8,032  Lincoln National Corp. ................................         672,178
  2,856  Torchmark Corp. .......................................         108,528
  5,626  Transamerica Corp. ....................................         597,763
                                                                     -----------
                                                                       2,652,423
                                                                     -----------

         INSURANCE - MISCELLANEOUS -0.32%
  4,696  General Re Corp. ......................................       1,096,516
  3,865  UNUM Corp. ............................................         208,227
                                                                     -----------
                                                                       1,304,743
                                                                     -----------

         INSURANCE - MULTILINE - 2.85%
    521  AFLAC Inc. ............................................          19,212

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
         INSURANCE - MULTILINE - Continued
 47,656  Allstate Corp. ........................................     $ 1,941,982
 57,545  American International Group, Inc. ....................       5,409,230
 18,684  Aon Corp. .............................................       1,076,666
 14,197  CIGNA Corp. ...........................................       1,104,704
  4,572  Cincinnati Financial Corp. ............................         178,594
 10,892  Hartford Financial Services Group .....................         601,102
 21,178  Marsh & McLennan Companies Inc. .......................       1,232,295
                                                                     -----------
                                                                      11,563,785
                                                                     -----------

         LEISURE TIME - 0.01%
  2,483  Brunswick Corp. .......................................          54,626
                                                                     -----------

         LODGING - 0.05%
  3,716  Hilton Hotels Corp. ...................................          80,823
  4,542  Marriott International Inc. ...........................         133,421
                                                                     -----------
                                                                         214,244
                                                                     -----------

         MACHINERY - AGRICULTURE - 0.14%
  1,089  Case Corp. ............................................          26,408
 15,791  Deere & Co. ...........................................         551,698
                                                                     -----------
                                                                         578,106
                                                                     -----------

         MACHINERY -
         CONSTRUCTION & CONTRACTS - 0.32%
 25,989  Caterpillar Inc. ......................................       1,284,831
    178  Foster Wheeler Corp. ..................................           3,048
                                                                     -----------
                                                                       1,287,879
                                                                     -----------

         MACHINERY - INDUSTRIAL/SPECIALTY - 0.95%
  1,530  Aeroquip-Vickers, Inc. ................................          55,654
  1,790  Albany International Corp. Class A ....................          34,010
 12,247  Cooper Industries, Inc. ...............................         601,634
 14,995  Dover Corp. ...........................................         534,197
 21,581  Illinois Tool Works Inc. ..............................       1,371,742
  9,643  Ingersoll-Rand Co. ....................................         451,413
  7,015  Johnson Controls, Inc. ................................         405,993
  6,135  Newport News Shipbuilding .............................         172,547
  4,445  Pall Corp. ............................................         103,346
  1,704  Tidewater, Inc. .......................................          39,299
  4,319  Timken Co. ............................................          83,141
                                                                     -----------
                                                                       3,852,976
                                                                     -----------

         MEDICAL TECHNOLOGY - 0.16%
  7,674  Guidant Corp. .........................................         658,525
                                                                     -----------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                55
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
          MERCHANDISE - DRUG - 0.63%
  16,609  CVS Corp...............................................     $  820,069
   9,062  Rite Aid Corp. ........................................        420,250
  24,751  Walgreen Co. ..........................................      1,328,819
                                                                      ----------
                                                                       2,569,138
                                                                      ----------

          MERCHANDISE - SPECIALTY - 1.66%
   2,323  American Greetings Corp. Class A ......................         98,292
   7,442* CostCo Companies, Inc. ................................        466,986
     784  Dollar General Corp. ..................................         18,669
  19,841  Fortune Brands, Inc. ..................................        675,834
  16,375  Gap, Inc. .............................................      1,204,586
  69,921  Home Depot, Inc. ......................................      3,478,570
   2,378  Ikon Office Solutions Inc. ............................         23,186
   1,256* Kohl's Corp. ..........................................         61,780
   4,585  Limited, Inc. .........................................        132,678
   1,741  Nordstrom, Inc. .......................................         64,852
   8,063* Staples, Inc. .........................................        281,701
     852  Tandy Corp. ...........................................         38,393
   5,368  TJX Companies, Inc. ...................................        137,555
   1,477* Toys "R" Us, Inc. .....................................         29,171
                                                                      ----------
                                                                       6,712,253
                                                                      ----------

          MERCHANDISING - DEPARTMENT - 0.36%
  18,846  Dayton Hudson Corp. ...................................        848,070
   1,473* Federated Dept Stores, Inc ............................         61,406
   9,407  May Department Stores Co. .............................        567,360
                                                                      ----------
                                                                       1,476,836
                                                                      ----------

          MERCHANDISING - FOOD - 0.95%
  13,905  Albertsons, Inc. ......................................        793,454
  11,529  American Stores Co. ...................................        386,942
  12,063  Kroger Co. ............................................        640,093
  24,303* Safeway, Inc. .........................................      1,283,502
  15,689  SYSCO Corp. ...........................................        422,622
   7,888  Winn-Dixie Stores, Inc. ...............................        317,985
                                                                      ----------
                                                                       3,844,598
                                                                      ----------

          MERCHANDISING - MASS - 2.50%
   3,008  Fred Meyer, Inc. ......................................        153,032
  18,996* KMart Corp. ...........................................        289,689
  14,083  J.C. Penney Co., Inc. .................................        774,565
  20,895  Sears Roebuck and Co. .................................        991,207
 105,190  Wal-Mart Stores, Inc. .................................      7,922,122
                                                                      ----------
                                                                      10,130,615
                                                                      ----------

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
          METALS - ALUMINUM - 0.19%
  28,390  Alcan Aluminium Ltd....................................        755,884
                                                                       ---------

          METALS - COPPER - 0.02%
   4,739  Newmont Mining Corp. ..................................         94,188
                                                                       ---------

          METALS - MISCELLANEOUS - 0.17%
   7,437  Engelhard Corp. .......................................        143,627
     622* Freeport-McMoRan Copper & Gold
           Class B ..............................................          8,125
  29,208  Inco Limited ..........................................        337,718
   4,188  Precision Castparts Corp. .............................        185,057
                                                                       ---------
                                                                         674,527
                                                                       ---------

          METALS - STEEL- 0.03%
   1,127  Cleveland-Cliffs Inc. .................................         42,896
   4,705  Oregon Steel Mills, Inc. ..............................         59,695
   1,948  Worthington Industries, Inc. ..........................         23,741
                                                                       ---------
                                                                         126,332
                                                                       ---------

          MOBILE HOMES - 0.02%
   1,840  Fleetwood Enterprises, Inc. ...........................         61,985
                                                                       ---------

          MISCELLANEOUS - 0.11%
   1,815  BB & T Corp. ..........................................         67,042
   8,755  Equifax Inc. ..........................................        363,333
                                                                       ---------
                                                                         430,375
                                                                       ---------

          MULTIMEDIA - 0.01%
     629  Meredith Corp. ........................................         24,413
                                                                       ---------

          NATURAL GAS-DIVERSIFIED - 0.26%
   3,832  Eastern Enterprises ...................................        155,436
   6,901  El Paso Energy Corp. ..................................        235,497
   5,980* Seagull Energy Corp. ..................................         48,961
  20,348  Sonat Inc. ............................................        604,081
                                                                       ---------
                                                                       1,043,975
                                                                       ---------

          OIL - INTEGRATED DOMESTIC - 1.62%
  17,015  Amerada Hess Corp. ....................................        944,332
   9,366  Ashland Oil, Inc. .....................................        455,421
  33,552* Burlington Resources, Inc. ............................      1,195,290
  17,387  Oryx Energy Co. .......................................        240,158
  12,661  Pennzoil Co. ..........................................        470,040
  50,279  Phillips Petroleum Co. ................................      2,111,718


 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
          OIL - INTEGRATED DOMESTIC - Continued
  40,022  USX-Marathon Group ....................................     $1,135,624
                                                                      ----------
                                                                       6,552,583
                                                                      ----------

          OIL - INTEGRATED INTERNATIONAL - 1.35%
  22,340  Murphy Oil Corp. ......................................        890,807
  79,434  Texaco Inc. ...........................................      4,572,420
                                                                      ----------
                                                                       5,463,227
                                                                      ----------

          OIL - SERVICES - 0.89%
  31,126  Baker Hughes Inc. .....................................        569,994
  39,382  Halliburton Co. .......................................      1,156,846
     494  McDermott International, Inc. .........................         13,245
  40,349  Schlumberger Ltd. .....................................      1,803,095
     484* Smith International, Inc. .............................         11,677
   2,002  Transocean Offshore, Inc. .............................         49,424
                                                                      ----------
                                                                       3,604,281
                                                                      ----------

          OIL/GAS PRODUCERS - 0.64%
  16,319  Anadarko Petroleum Corp. ..............................        459,991
  18,577  Apache Corp. ..........................................        427,271
   6,387  Helmerich & Payne, Inc. ...............................        110,176
   9,231  Noble Affiliates, Inc. ................................        233,659
   9,623* Ocean Energy, Inc. ....................................         78,186
  14,437  Pioneer Natural Resources Corp. .......................        191,290
   3,155* Ranger Oil Ltd. .......................................         14,986
   8,873  Sunoco Inc. ...........................................        300,572
   8,908  Ultramar Diamond Shamrock .............................        229,381
  39,531  Union Pacific Resources Group Inc. ....................        442,253
   4,686  Valero Energy Corp. ...................................         98,406
                                                                      ----------
                                                                       2,586,171
                                                                      ----------

          PAPER/FOREST PRODUCTS - 0.87%
   9,409  Avery Dennison Corp. ..................................        451,043
  44,025  Kimberly-Clark Corp. ..................................      2,316,815
   9,697  Longview Fibre Co. ....................................        109,697
   6,736  Louisiana Pacific Corp. ...............................        114,512
   5,086  Rayonier Inc. .........................................        216,155
   8,529  Willamette Industries, Inc. ...........................        297,981
                                                                      ----------
                                                                       3,506,203
                                                                      ----------

          POLLUTION CONTROL - 0.31%
   7,181  Browning-Ferris Industries Inc. .......................        211,839
  24,596  Waste Management, Inc. ................................      1,054,553
                                                                      ----------
                                                                       1,266,392
                                                                      ----------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
56                                                 November 30, 1998 (Unaudited)
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
          PUBLISHING - NEWS - 0.66%
   3,550  Dow Jones & Co., Inc. .................................     $  169,734
  21,631  Gannett Co., Inc. .....................................      1,396,551
   2,042  Knight-Ridder, Inc. ...................................        105,035
  12,670  New York Times Co. Class A ............................        393,562
   3,357  Times Mirror Co. ......................................        196,804
   4,887  Tribune Co. ...........................................        313,379
     221  Washington Post Co. Class B ...........................        117,613
                                                                      ----------
                                                                       2,692,678
                                                                      ----------

          PUBLISHING/PRINTING - 0.41%
  12,865  Deluxe Corp. ..........................................        447,058
  11,572  Dun & Bradstreet Corp. ................................        349,329
   9,560  McGraw-Hill, Inc. .....................................        855,620
                                                                      ----------
                                                                       1,652,007
                                                                      ----------

          RAILROAD - 1.00%
  30,788  Burlington Northern Santa Fe ..........................      1,046,792
  19,301  CSX Corp. .............................................        804,610
  36,210  Norfolk Southern Corp. ................................      1,099,878
  22,861  Union Pacific Corp. ...................................      1,111,616
                                                                      ----------
                                                                       4,062,896
                                                                      ----------

          RESTAURANTS - 0.76%
  41,208  McDonald's Corp. ......................................      2,887,136
   3,962* Tricon Global Restaurants, Inc. .......................        180,518
                                                                      ----------
                                                                       3,067,654
                                                                      ----------

          SAVINGS & LOAN - 0.27%
   1,631  Golden West Financial Corp. ...........................        154,435
  24,630  Washington Mutual, Inc. ...............................        954,412
                                                                      ----------
                                                                       1,108,847
                                                                      ----------

          SECURITIES RELATED - 1.15%
  11,720  Charles Schwab Corp. ..................................        660,715
  13,873  Franklin Resources, Inc. ..............................        593,070
   1,764  Lehman Brothers Holdings, Inc. ........................         88,090
  16,058  Merrill Lynch & Co., Inc. .............................      1,204,350
  30,014  Morgan Stanley, Dean Witter,
           Discover and Co. .....................................      2,093,480
                                                                      ----------
                                                                       4,639,705
                                                                      ----------

          SEMICONDUCTOR EQUIPMENT - 0.14%
  13,858* Applied Materials, Inc. ...............................        536,997

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
          SEMICONDUCTOR EQUIPMENT - Continued
     314* KLA-Tencor Corp. ......................................    $    10,696
                                                                     -----------
                                                                         547,693
                                                                     -----------

          SEMICONDUCTORS - 2.56%
   2,230* Advanced Micro Devices, Inc. ..........................         61,743
  78,086  Intel Corp. ...........................................      8,404,005
   2,966* LSI Logic Corp. .......................................         45,973
   8,484* Micron Technology, Inc. ...............................        350,495
   3,301* National Semiconductor Corp. ..........................         47,451
  19,103  Texas Instruments Inc. ................................      1,458,992
                                                                     -----------
                                                                      10,368,659
                                                                     -----------

          TELECOMMUNICATIONS - 3.35%
  20,520* Airtouch Communications, Inc. .........................      1,173,487
  12,745  ALLTEL Corp. ..........................................        675,485
  61,855  Lucent Technologies, Inc. .............................      5,323,396
  75,986* MCI Worldcom Inc. .....................................      4,483,174
   1,203* Nextel Communications, Inc. Class A ...................         25,865
  30,524  Northern Telecom Ltd. .................................      1,425,089
     832  Scientific-Atlanta, Inc. ..............................         16,120
   8,219* Tellabs, Inc. .........................................        444,340
                                                                     -----------
                                                                      13,566,956
                                                                     -----------

          TEXTILE - PRODUCTS - 0.07%
   5,513  V F Corp. .............................................        270,482
                                                                     -----------

          UTILITIES - COMMUNICATION - 6.08%
  58,182  Ameritech Corp. .......................................      3,149,101
  89,928  A T & T Corp. .........................................      5,603,638
  84,720  Bell Atlantic Corp. ...................................      4,712,550
  55,868  BellSouth Corp. .......................................      4,874,483
  95,035  SBC Communications, Inc. ..............................      4,555,740
  21,687  Sprint Corp. FON Group ................................      1,577,729
  10,844  Sprint Corp. PCS Group ................................        173,496
                                                                     -----------
                                                                      24,646,737
                                                                     -----------

          UTILITIES - ELECTRIC - 2.49%
   6,280* AES Corp. .............................................        287,310
  22,975  Allegheny Energy, Inc. ................................        775,406
  29,604  Cinergy Corp. .........................................      1,023,188
   3,383  Cleco Corp. ...........................................        115,656
   6,006  Hawaiian Electric Industries ..........................        233,859
   7,014  Idacorp Inc. ..........................................        244,613
   5,481  Indiana Energy, Inc. ..................................        124,015
   1,790  IPALCO Enterprises, Inc. ..............................         89,724

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
          UTILITIES - ELECTRIC - Continued
   4,302  Kansas City Power & Light Co. .........................   $    127,716
  24,336  LG&E Energy Corp. .....................................        681,408
   6,329  Minnesota Power Inc. ..................................        264,631
  10,315  Montana Power Co. .....................................        522,841
   9,560  Nevada Power Co. ......................................        226,453
  20,879  New Century Energies, Inc. ............................      1,003,497
  22,287  NIPSCO Industries, Inc. ...............................        653,288
  15,157  OGE Energy Corp. ......................................        423,449
  55,779  PacifiCorp ............................................      1,045,856
  22,242  Potomac Electric Power Co. ............................        579,682
  15,868  Puget Sound Energy Inc. ...............................        430,420
  24,709  TECO Energy, Inc. .....................................        664,054
  10,086  UtiliCorp United Inc. .................................        354,901
   8,187  Washington Gas Light Co. ..............................        208,768
                                                                    ------------
                                                                      10,080,735
                                                                    ------------

          UTILITIES - GAS, DISTRIBUTION - 0.44%
  10,694  AGL Resources, Inc. ...................................        230,589
  24,486  Keyspan Energy Corp. ..................................        726,928
   1,622  MCN Energy Group Inc. .................................         30,716
  11,619  National Fuel Gas Co. .................................        533,747
   6,130  NICOR Inc. ............................................        257,843
     296  Tosco Corp. ...........................................          7,733
                                                                    ------------
                                                                       1,787,556
                                                                    ------------

          UTILITIES - GAS, PIPELINE - 1.21%
  10,633  Columbia Energy Group .................................        603,423
  20,241  Consolidated Natural Gas Co. ..........................      1,099,339
  34,124  Enron Corp. ...........................................      1,793,643
   8,186  ONEOK Inc. ............................................        284,975
   6,624  Peoples Energy Corp. ..................................        249,642
  30,930  Williams Companies, Inc. ..............................        891,171
                                                                    ------------
                                                                       4,922,193
                                                                    ------------

          WATER SERVICES - 0.05%
   6,927  American Water Works Co., Inc. ........................        214,304
                                                                    ------------

          TOTAL COMMON STOCKS
          (Cost $336,510,956) ...................................    399,077,176
                                                                    ------------

================================================================================
            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                57
================================================================================

   PAR                                                                 MARKET
  VALUE                                                                VALUE
---------                                                           -----------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 1.20%

            SECURITIES RELATED - 0.77%
$3,128,000  Merrill Lynch & Co., Inc.,
             5.00% due 12/01/1998 ..............................    $  3,128,000

            UTILITIES - ELECTRIC - 0.43%
 1,725,000  Conagra,
             5.52% due 12/02/1998 ..............................       1,724,735
                                                                    ------------

            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $4,852,735) ..................................       4,852,735
                                                                    ------------

            UNITED STATES GOVERNMENT
            SHORT TERM - 0.21%

            U.S. TREASURY BILLS - 0.21%
            United States Treasury Bills:
    50,000   4.17% due 01/14/1999 ..............................          49,745
   800,000   3.75% due 12/10/1998 ..............................         799,246
                                                                    ------------
                                                                         848,991
                                                                    ------------

            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $848,991) ....................................         848,991
                                                                    ------------

            TOTAL INVESTMENTS
            (Cost $342,212,682) - 99.90% .......................     404,778,902
            Other assets less liabilities,
             net - 0.10% .......................................         412,235
                                                                    ------------
            NET ASSETS (equivalent
             to $23.60 per share on
             17,167,122 shares
             outstanding) - 100%................................    $405,191,137
                                                                    ============

          * Non-income producing

          NET ASSETS REPRESENTED BY:
          Capital stock, $.01 par value per share,
            1,000,000,000 shares authorized,
            17,167,122 shares outstanding ......................   $    171,671
          Additional paid in capital ...........................    297,453,642
          Accumulated net realized gain on securities ..........     44,746,911
          Undistributed net investment income ..................        252,693
          Unrealized appreciation of investments ...............     62,566,220
                                                                   ------------
          NET ASSETS APPLICABLE TO SHARES
            OUTSTANDING ........................................   $405,191,137
                                                                    ============

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
58            SOCIAL AWARENESS FUND - STATEMENT OF NET ASSETS CONTINUED
================================================================================

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998

INVESTMENT INCOME:
Dividends ................................................................      $ 2,595,157
Interest .................................................................          254,776
                                                                                -----------
  Total investment income ................................................        2,849,933
                                                                                -----------

EXPENSES:
Advisory fees ............................................................          895,023
Custodian and accounting services ........................................           41,386
Reports to shareholders ..................................................           30,030
Audit fees and tax services ..............................................            7,090
Directors' fees and expenses .............................................            4,612
Miscellaneous ............................................................           10,787
                                                                                -----------
  Total expenses .........................................................          988,928
                                                                                -----------
NET INVESTMENT INCOME ....................................................        1,861,005
                                                                                -----------

REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on:
  Investments .................................................  $ 8,525,578
  Futures contracts ...........................................      710,323      9,235,901
                                                                 -----------
Net unrealized appreciation of securities during the period:
  Investments .................................................   14,314,773
  Futures contracts ...........................................      136,333     14,451,106
                                                                 -----------    -----------
   Net realized and unrealized gain on securities during the period:......       23,687,007
                                                                                -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................      $25,548,012
                                                                                ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the             For the
                                                                     six months ended    fiscal year ended
                                                                     November 30, 1998     May 31, 1998
                                                                     -----------------   ------------------
OPERATIONS:
Net investment income ............................................     $   1,861,005      $   2,820,855
Net realized gain on securities ..................................         9,235,901         36,311,508
Net unrealized appreciation of securities during
  the period .....................................................        14,451,106         21,289,379
                                                                       -------------      -------------
  Increase in net assets resulting from operations ...............        25,548,012         60,421,742
                                                                       -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................        (1,783,819)        (2,737,376)
Net realized gain on securities ..................................                --         (9,562,689)
                                                                       -------------      -------------
  Decrease in net assets resulting from distributions to
  shareholders ...................................................        (1,783,819)       (12,300,065)
                                                                       -------------      -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .................................        49,005,457        120,526,570
Proceeds from capital stock issued for distributions
   reinvested ....................................................         1,783,819         12,300,065
                                                                       -------------      -------------
                                                                          50,789,276        132,826,635
Cost of capital stock repurchased ................................        (3,529,682)        (2,130,016)
                                                                       -------------      -------------
  Increase in net assets resulting from capital stock transactions        47,259,594        130,696,619
                                                                       -------------      -------------
TOTAL INCREASE IN NET ASSETS .....................................        71,023,787        178,818,296

NET ASSETS:
Beginning of period ..............................................       334,167,350        155,349,054
                                                                       -------------      -------------
End of period (including undistributed net investment income of
    $252,693 and $175,507) .......................................     $ 405,191,137      $ 334,167,350
                                                                       -------------      -------------
CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .....................................         2,176,823          5,891,588
Shares issued for distributions reinvested .......................            79,799            618,253
Shares of capital stock repurchased ..............................          (169,963)          (106,789)
                                                                       -------------      -------------
    Increase in shares outstanding ...............................         2,086,659          6,403,052
Shares outstanding:
    Beginning of period ..........................................        15,080,463          8,677,411
                                                                       -------------      -------------
    End of period ................................................        17,167,122         15,080,463
                                                                       =============      =============

================================================================================
                 ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS
NOVEMBER 30, 1998 (UNAUDITED)                                                 59
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            COMMON STOCKS - 56.78%

            ADVERTISING - 0.11%
     1,795  Interpublic Group Cos., Inc. ........................     $  123,406
     2,200  Omnicom Group, Inc. .................................        117,563
                                                                      ----------
                                                                         240,969
                                                                      ----------

            AEROSPACE/DEFENSE - 0.79%
    13,411  Boeing Co. ..........................................        544,822
       881  Crane Co. ...........................................         28,468
       558  EG & G, Inc. ........................................         15,589
     1,654  General Dynamics Corp. ..............................         96,035
       942  Goodrich (B.F.) Co. .................................         35,737
     2,583  Lockheed Martin Corp. ...............................        267,986
       932  Northrop Grumman Corp. ..............................         75,725
     4,518  Raytheon Co. Class B ................................        250,184
     1,578  TRW Inc. ............................................         86,889
     3,034  United Technologies Corp. ...........................        325,207
                                                                      ----------
                                                                       1,726,642
                                                                      ----------

            AIRLINES - 0.19%
     2,352* AMR Corp. ...........................................        155,085
     2,014  Delta Air Lines, Inc. ...............................        108,127
     4,414  Southwest Airlines Co. ..............................         94,901
     1,213* US Airways Group, Inc. ..............................         63,076
                                                                      ----------
                                                                         421,189
                                                                      ----------

            APPAREL & PRODUCTS - 0.02%
     1,000* Fruit of the Loom, Inc. Class A .....................         14,750
       910  Liz Claiborne, Inc. .................................         30,826
                                                                      ----------
                                                                          45,576
                                                                      ----------

            APPLIANCES/FURNISHINGS - 0.06%
     1,229  Maytag Corp. ........................................         66,520
     1,029  Whirlpool Corp. .....................................         57,624
                                                                      ----------
                                                                         124,144
                                                                      ----------

            AUTO - CARS - 0.91%
     5,334  Daimlerchrysler AG ..................................        489,065
    16,056  Ford Motor Co. ......................................        887,094
     8,678  General Motors Corp. ................................        607,460
                                                                      ----------
                                                                       1,983,619
                                                                      ----------

            AUTO - REPLACEMENT PARTS - 0.13%
     2,008  AutoZone, Inc. ......................................         60,491
     1,000  Cooper Tire & Rubber Co. ............................         19,563

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------

            AUTO - REPLACEMENT PARTS - Continued
     2,326  Genuine Parts Co. ...................................     $   76,613
     2,076  Goodyear Tire & Rubber Co. ..........................        117,813
       882  Pep Boys-Manny, Moe & Jack ..........................         12,457
                                                                      ----------
                                                                         286,937
                                                                      ----------

            BANKS - NEW YORK CITY - 0.97%
    10,016  Bank of New York Co., Inc. ..........................        343,048
    30,309  Citigroup Inc. ......................................      1,521,133
     2,384  J. P. Morgan & Co. Inc. .............................        254,790
                                                                      ----------
                                                                       2,118,971
                                                                      ----------

            BANKS - OTHER - 1.98%
    23,114  BankAmerica Corp. ...................................      1,506,744
     3,966  BankBoston Corp. ....................................        165,085
    12,927  First Union Corp. ...................................        785,315
     7,676  Fleet Financial Group, Inc. .........................        319,993
     3,488  Mellon Bank Corp. ...................................        219,526
     4,397  National City Corp. .................................        295,698
     1,274  Providian Financial Corp. ...........................        116,969
     1,510  Republic of New York Corp. ..........................         70,593
     1,700  Union Planters Corp. ................................         80,963
    21,536  Wells Fargo & Co. ...................................        775,296
                                                                      ----------
                                                                       4,336,182
                                                                      ----------

            BANKS - REGIONAL - 1.75%
    15,599  Bank One Corp. ......................................        800,424
    11,358  Chase Manhattan Corp. ...............................        720,523
     2,130  Comerica Inc. .......................................        137,385
     3,557  Fifth Third Bancorp .................................        236,096
     2,920  Huntington Bancshares, Inc. .........................         86,505
     5,980  KeyCorp .............................................        183,511
     2,100  Mercantile Bancorporation Inc. ......................         92,531
     1,500  Northern Trust Corp. ................................        121,125
     4,073  PNC Bank Corp. ......................................        210,014
     2,900  Regions Financial Corp. .............................        112,375
     2,200  State Street Corp. ..................................        150,975
     2,400  Summit Bancorporation ...............................        100,350
     2,785  SunTrust Banks, Inc. ................................        194,428
     3,500  Synovus Financial Corp. .............................         77,219
     9,921  U.S. Bancorp ........................................        365,217
     2,752  Wachovia Corp. ......................................        240,284
                                                                      ----------
                                                                       3,828,962
                                                                      ----------

            BEVERAGE - BREWERS/DISTRIBUTORS - 0.29%
       478  Adolph Coors Class B ................................         23,781

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------


            BEVERAGE - BREWERS/DISTRIBUTORS - Continued
     6,396  Anheuser-Busch Companies, Inc. ......................    $  387,757
       933  Brown-Forman Corp. Class B ..........................        67,876
     4,625  Seagram Co. Ltd. ....................................       158,695
                                                                     ----------
                                                                        638,109
                                                                     ----------

            BEVERAGE - SOFT DRINKS - 1.48%
    32,599  Coca-Cola Co. .......................................     2,283,967
     5,400  Coca Cola Enterprises, Inc. .........................       204,188
    19,461  PepsiCo, Inc. .......................................       752,897
                                                                     ----------
                                                                      3,241,052
                                                                     ----------

            BROADCASTING - 0.92%
     9,502* CBS Corp. ...........................................       283,278
     3,300* Clear Channel Communications, Inc. ..................       154,275
     4,884  Comcast Corp. Class A Special .......................       237,484
     8,063* Media One Group Inc. ................................       326,552
     6,967  Tele-Comm Liberty Media Group
             Class A ............................................       294,356
     6,609  U S WEST, Inc. ......................................       411,410
     4,750* Viacom, Inc Class B .................................       316,172
                                                                     ----------
                                                                      2,023,527
                                                                     ----------

            BUILDING MATERIALS - 0.19%
       505  Armstrong World Industries, Inc. ....................        33,646
     4,684  Lowe's Companies, Inc. ..............................       197,899
     4,534  Masco Corp. .........................................       130,919
     2,268  Sherwin-Williams Co. ................................        64,354
                                                                     ----------
                                                                        426,818
                                                                     ----------

            CHEMICAL - MAJOR - 0.88%
     3,019  Dow Chemical Co. ....................................       293,975
    14,962  E.I. du Pont de Nemours and Co. .....................       879,018
     1,253  Hercules, Inc. ......................................        41,192
     7,908  Monsanto Co. ........................................       358,331
     1,710  Morton International, Inc. ..........................        50,339
     2,335  PPG Industries, Inc. ................................       142,873
     2,329  Rohm and Haas Co. ...................................        81,369
     1,820  Union Carbide Corp. .................................        81,445
                                                                     ----------
                                                                      1,928,542
                                                                     ----------

            CHEMICAL - MISCELLANEOUS - 0.21%
     3,022  Air Products and Chemicals, Inc. ....................       115,214
     1,088  Eastman Chemical Co. ................................        63,036
     1,706  Ecolab Inc. .........................................        52,779
       400* FMC Corp. ...........................................        23,250

================================================================================
                 ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS
60                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            CHEMICAL - MISCELLANEOUS - Continued
       731  Great Lakes Chemical Corp. ..........................     $   29,194
       573  Millipore Corp. .....................................         16,116
       904  Nalco Chemical Co. ..................................         30,228
     2,086  Praxair, Inc. .......................................         79,659
     1,336  Sigma Aldrich Corp. .................................         42,919
     1,000  W.R. Grace & Co. ....................................         16,500
                                                                      ----------
                                                                         468,895
                                                                      ----------

            COAL - 0.01%
       100  NACCO Industries, Inc. Class A ......................          8,706
                                                                      ----------

            CONGLOMERATES - 0.68%
     7,460  Allied Signal Inc. ..................................        328,240
     1,600  ITT Industries, Inc. ................................         57,600
     1,581  Loews Corp. .........................................        158,100
     4,400  RJR Nabisco Holdings Corp. ..........................        126,775
     2,251  Tenneco Inc. ........................................         80,192
     2,156  Textron Inc. ........................................        167,494
     8,545  Tyco International Ltd. .............................        562,368
                                                                      ----------
                                                                       1,480,769
                                                                      ----------

            CONSUMER FINANCE - 0.15%
       900  Capital One Financial Corp. .........................         99,000
    10,061  MBNA Corp. ..........................................        228,259
                                                                      ----------
                                                                         327,259
                                                                      ----------

            CONTAINERS - METAL/GLASS - 0.13%
       400  Ball Corp. ..........................................         17,100
     3,092  Corning Inc. ........................................        124,067
     1,693  Crown Cork & Seal Co., Inc. .........................         57,138
       700  Owens Corning .......................................         26,119
     2,000* Owens-Illinois, Inc. ................................         64,250
                                                                      ----------
                                                                         288,674
                                                                      ----------

            CONTAINERS - PAPER - 0.05%
       700  Bemis Co., Inc. .....................................         26,469
     1,082* Sealed Air Corp. ....................................         47,743
       800  Temple-Inland Inc. ..................................         42,950
                                                                      ----------
                                                                         117,162
                                                                      ----------

            COSMETICS/TOILETRIES - 0.41%
       699  Alberto-Culver Co. Class B ..........................         17,912
     3,514  Avon Products, Inc. .................................        142,756
    14,892  Gillette Co. ........................................        684,102

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            COSMETICS/TOILETRIES - Continued
     1,471  International Flavors &
             Fragrances, Inc. ...................................     $   61,598
                                                                      ----------
                                                                         906,368
                                                                      ----------

            DRUGS - 4.95%
       875  Allergan, Inc. ......................................         53,266
     1,114* ALZA Corp. ..........................................         58,206
    17,456  American Home Products Corp. ........................        929,532
     3,326* Amgen Inc. ..........................................        250,281
       792  Bausch & Lomb Inc. ..................................         43,956
    13,214  Bristol Myers Squibb Co. ............................      1,619,541
    14,560  Eli Lilly and Co. ...................................      1,305,850
    15,737  Merck & Co., Inc. ...................................      2,437,268
     6,711  Pharmacia & Upjohn, Inc. ............................        349,391
    17,342  Pfizer, Inc. ........................................      1,935,801
     9,754  Schering-Plough Corp. ...............................      1,037,582
    10,854  Warner-Lambert Co. ..................................        819,477
                                                                      ----------
                                                                      10,840,151
                                                                      ----------

            ELECTRICAL EQUIPMENT - 2.10%
     2,872  AMP Inc. ............................................        138,933
     2,184* Cabletron Systems, Inc. .............................         30,576
     5,788  Emerson Electric Co. ................................        376,220
    43,102  General Electric Co. ................................      3,900,731
       510  National Service Industries, Inc. ...................         19,699
     1,096  Raychem Corp. .......................................         37,333
       750  Thomas & Betts Corp. ................................         32,484
     1,296  W. W. Grainger Inc. .................................         54,756
                                                                      ----------
                                                                       4,590,732
                                                                      ----------

            ELECTRONIC INSTRUMENTS - 0.05%
       606  Perkin-Elmer Corp. ..................................         56,510
       650  Tektronix, Inc. .....................................         17,428
     2,176* Thermo Electron Corp. ...............................         36,720
                                                                      ----------
                                                                         110,658
                                                                      ----------

            ENTERTAINMENT - 0.89%
     1,339* Harrah's Entertainment, Inc. ........................         20,838
     1,766  Hasbro, Inc. ........................................         61,920
       936* King World Productions, Inc. ........................         25,506
     3,861  Mattel, Inc. ........................................        133,446
     7,963  Time Warner Inc. ....................................        842,087
    27,112  Walt Disney Co. .....................................        872,668
                                                                      ----------
                                                                       1,956,465
                                                                      ----------

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------

            FINANCE COMPANIES - 0.38%
     4,639  Associates First Capital Corp. ......................     $  361,262
     6,576  Household International, Inc. .......................        257,286
     2,800  SunAmerica, Inc. ....................................        221,900
                                                                      ----------
                                                                         840,448
                                                                      ----------

            FINANCIAL SERVICES - 0.35%
     6,121  American Express Co. ................................        612,483
     1,359  H & R Block Inc. ....................................         61,070
     1,500  Countrywide Credit Industries, Inc. .................         74,250
       117  Waddell & Reed Financial, Inc. ......................
             Class A ............................................          2,793
       506* Waddell & Reed Financial, Inc. ......................
             Class B ............................................         11,828
                                                                      ----------
                                                                         762,424
                                                                      ----------

            FOODS - 1.15%
     7,923  Archer Daniels Midland Co. ..........................        145,585
     3,838  BestFoods ...........................................        223,084
     5,950  Campbell Soup Co. ...................................        339,894
     6,482  ConAgra, Inc. .......................................        203,778
     2,034  General Mills, Inc. .................................        153,567
     4,834  H J Heinz Co. .......................................        281,883
     1,844  Hershey Foods Corp. .................................        124,009
     5,432  Kellogg Co. .........................................        198,947
     3,216  Pioneer Hi - Bred International Inc. ................         96,279
     1,819  Quaker Oats Co. .....................................        111,640
     4,100  Ralston Purina Co. ..................................        142,731
     6,196  Sara Lee Corp. ......................................        361,692
     1,576  Wm. Wrigley Jr. Co. .................................        138,885
                                                                      ----------
                                                                       2,521,974
                                                                      ----------

            FOOTWEAR - 0.07%
     3,831  NIKE, Inc. Class B ..................................        153,240
       700* Reebok International Ltd. ...........................         11,156
                                                                      ----------
                                                                         164,396
                                                                      ----------

            FREIGHT - 0.07%
     1,954* FDX Corp. ...........................................        126,766
       963  Ryder System, Inc. ..................................         27,505
                                                                      ----------
                                                                         154,271
                                                                      ----------

            FUNERAL SERVICES - 0.06%
     3,445  Service Corp. International .........................        128,757
                                                                      ----------

================================================================================
                 ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS
NOVEMBER 30, 1998 (UNAUDITED)                                                 61
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            GOLD MINING - 0.09%
     4,983  Barrick Gold Corp. ..................................     $   99,660
     3,100  Battle Mountain Gold Co. ............................         14,532
     2,871  Homestake Mining Co. ................................         30,863
     3,279  Placer Dome Inc. ....................................         47,750
                                                                      ----------
                                                                         192,805
                                                                      ----------

            GOVERNMENT SPONSORED - 0.76%
     9,080  Federal Home Loan Mortgage Corp. ....................        549,340
    13,825  Federal National Mortgage
             Association ........................................      1,005,769
     2,300  SLM Holding Corp. ...................................        101,200
                                                                      ----------
                                                                       1,656,309
                                                                      ----------

            HARDWARE & TOOLS - 0.06%
     1,184  Black & Decker Corp. ................................         64,158
       784  Snap-on Inc. ........................................         26,656
     1,188  Stanley Works .......................................         36,308
                                                                      ----------
                                                                         127,122
                                                                      ----------

            HEALTHCARE - 0.28%
     2,650  Cardinal Health, Inc. ...............................        181,856
     1,400  HCR Manor Care Inc. .................................         44,450
     5,568  HealthSouth Corp. ...................................         74,820
     2,169  Humana Inc. .........................................         42,974
     2,201  IMS Health Inc. .....................................        146,091
     2,605  United HealthCare Corp. .............................        117,551
                                                                      ----------
                                                                         607,742
                                                                      ----------

            HEAVY DUTY TRUCKS/PARTS - 0.11%
       500  Cummins Engine Co., Inc. ............................         18,562
     2,153  Dana Corp. ..........................................         83,967
       978  Eaton Corp. .........................................         66,810
       927  Navistar International Corp. ........................         23,986
     1,088  PACCAR Inc. .........................................         49,504
                                                                      ----------
                                                                         242,829
                                                                      ----------

            HOME BUILDERS - 0.03%
       832  Centex Corp. ........................................         29,692
       500  Kaufman & Broad Home Corp. ..........................         12,594
       600  Pulte Corp. .........................................         15,262
                                                                      ----------
                                                                          57,548
                                                                      ----------

            HOSPITAL MANAGEMENT - 0.16%
     8,536  Columbia/HCA Healthcare Corp. .......................        210,199
       400  Shared Medical Systems Corp. ........................         20,950

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            HOSPITAL MANAGEMENT - Continued
     4,081  Tenet Healthcare Corp. ..............................     $  120,645
                                                                      ----------
                                                                         351,794
                                                                      ----------

            HOSPITAL SUPPLIES - 1.61%
    20,348  Abbott Laboratories .................................        976,704
       719  Bard (C. R.), Inc. ..................................         32,939
     3,810  Baxter International Inc. ...........................        242,173
     3,294  Becton, Dickinson and Co. ...........................        139,995
     1,500  Biomet, Inc. ........................................         57,375
     2,573  Boston Scientific Corp. .............................        127,363
    17,848  Johnson & Johnson ...................................      1,450,150
     1,022  Mallinckrodt, Inc. ..................................         33,023
     6,232  Medtronic, Inc. .....................................        421,829
     1,147  St. Jude Medical, Inc. ..............................         33,335
                                                                      ----------
                                                                       3,514,886
                                                                      ----------

            HOUSEHOLD PRODUCTS - 1.51%
     1,348  Clorox Co. ..........................................        149,712
     3,916  Colgate-Palmolive Co. ...............................        335,308
     5,343  Minnesota Mining & Manufacturing ....................
             Co .................................................        429,110
     2,110  Newell Co. ..........................................         93,368
    17,738  Procter & Gamble Co. ................................      1,554,292
     1,990  Rubbermaid, Inc. ....................................         65,794
       800  Tupperware Corp. ....................................         13,950
     8,432  Unilever N V - ADR ..................................        651,899
                                                                      ----------
                                                                       3,293,433
                                                                      ----------

            INFORMATION PROCESSING - 0.09%
     5,700  HBO & Co. ...........................................        142,144
     3,556  Parametric Technology Corp. .........................         60,452
                                                                      ----------
                                                                         202,596
                                                                      ----------

            INFORMATION PROCESSING -
            BUSINESS SOFTWARE - 2.11%
     2,700  BMC Software, Inc. ..................................        137,869
    32,614  Microsoft Corp. .....................................      3,978,908
    12,920  Oracle Corp. ........................................        442,510
     3,000  Peoplesoft Inc. .....................................         61,687
                                                                      ----------
                                                                       4,620,974
                                                                      ----------

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------

            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - 1.00%
     1,828  Apple Computer, Inc. ................................     $   58,382
    22,072  Compaq Computer Corp. ...............................        717,324
    16,756  Dell Computer Corp. .................................      1,018,974
     2,499  Silicon Graphics, Inc. ..............................         30,613
     4,978  Sun Microsystems, Inc. ..............................        368,683
                                                                      ----------
                                                                       2,193,976
                                                                      ----------

            INFORMATION PROCESSING -
            COMPUTER SERVICES - 0.41%
     4,029  Automatic Data Processing, Inc. .....................        310,233
       932  Ceridian Corp. ......................................         60,638
     6,500  Electronic Data Systems Corp. .......................        253,500
     5,898  First Data Corp. ....................................        157,403
     2,200  Paychex, Inc. .......................................        109,450
                                                                      ----------
                                                                         891,224
                                                                      ----------

            INFORMATION PROCESSING -
            DATA SERVICES - 2.43%
       900  Adobe Systems Inc. ..................................         40,275
       635  Autodesk, Inc. ......................................         23,098
    11,396  Cendant Corp. .......................................        216,524
     7,433  Computer Associates International,
             Inc ................................................        328,910
     2,070  Computer Sciences Corp. .............................        118,249
       700  Data General Corp. ..................................         12,688
     6,622  E M C Corp. .........................................        480,095
     2,100  Gateway 2000, Inc. ..................................        117,862
    13,765  Hewlett Packard Co. .................................        863,754
     1,665  Honeywell Inc. ......................................        133,096
    12,374  International Business Machines .....................      2,041,710
     4,684  Novell, Inc. ........................................         77,579
     3,606  Pitney Bowes Inc. ...................................        201,936
     3,218  Seagate Technology ..................................         94,931
     3,400  Unisys Corp. ........................................         96,900
     4,383  Xerox Corp. .........................................        471,172
                                                                      ----------
                                                                       5,318,779
                                                                      ----------

            INFORMATION PROCESSING -
            NETWORKING - 0.89%
     2,900  Ascend Communications Inc. ..........................        162,944
    20,574  Cisco Systems, Inc. .................................      1,550,765
     1,947  General Insturment Corp. ............................         54,759
     4,744  3Com Corp. ..........................................        183,534
                                                                      ----------
                                                                       1,952,002
                                                                      ----------

================================================================================
                 ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS
62                                                 NOVEMBER 30, 1998 (UNAUDITED)
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            INSURANCE - CASUALTY - 0.23%
     2,184  Chubb Corp. .........................................     $  153,016
     1,000  Progressive Corp. ...................................        148,375
     1,953  SAFECO Corp. ........................................         83,857
     3,168  St. Paul Companies, Inc. ............................        111,672
                                                                      ----------
                                                                         496,920
                                                                      ----------

            INSURANCE - LIFE - 0.32%
     1,997  Aetna Inc. ..........................................        154,393
     4,307  Conseco Inc. ........................................        142,669
     1,596  Jefferson-Pilot Corp. ...............................        108,927
     1,440  Lincoln National Corp. ..............................        120,510
     2,070  Torchmark Corp. .....................................         78,660
       887  Transamerica Corp. ..................................         94,244
                                                                      ----------
                                                                         699,403
                                                                      ----------

            INSURANCE - MISCELLANEOUS - 0.23%
       997  General Re Corp. ....................................        232,799
     1,344  MBIA, Inc. ..........................................         87,024
     1,506  MGIC Investment Corp. ...............................         66,170
     2,014  UNUM Corp. ..........................................        108,504
                                                                      ----------
                                                                         494,497
                                                                      ----------

            INSURANCE - MULTILINE - 1.22%
    11,092  Allstate Corp. ......................................        451,999
    13,935  American International Group, Inc. ..................      1,309,890
     2,352  Aon Corp. ...........................................        135,534
     2,929  CIGNA Corp. .........................................        227,913
     2,200  Cincinnati Financial Corp. ..........................         85,937
     3,206  Hartford Financial Servics Group ....................        176,931
     3,426  Marsh & McLennan Companies Inc. .....................        199,350
     2,000  Provident Companies Inc. ............................         76,875
                                                                      ----------
                                                                       2,664,429
                                                                      ----------

            LEISURE TIME - 0.03%
     1,343  Brunswick Corp. .....................................         29,546
     2,400* Mirage Resorts, Inc. ................................         35,700
                                                                      ----------
                                                                          65,246
                                                                      ----------

            LODGING - 0.08%
     3,510  Hilton Hotels Corp. .................................         76,342
     3,288  Marriott International Inc. .........................         96,585
                                                                      ----------
                                                                         172,927
                                                                      ----------

            MACHINERY - AGRICULTURE - 0.06%
     1,011  Case Corp. ..........................................         24,517

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            MACHINERY - AGRICULTURE - Continued
     3,270  Deere & Co. .........................................     $  114,245
                                                                      ----------
                                                                         138,762
                                                                      ----------

            MACHINERY - CONSTRUCTION &
            CONTRACTS - 0.14%
     4,840  Caterpillar Inc. ....................................        239,277
     1,003  Fluor Corp. .........................................         42,941
       526  Foster Wheeler Corp. ................................          9,008
       700  Harnischfeger Industries Inc. .......................          7,000
                                                                      ----------
                                                                         298,226
                                                                      ----------

            MACHINERY - INDUSTRIAL/SPECIALTY - 0.31%
       400  Aeroquip-Vickers, Inc. ..............................         14,550
       300  Briggs & Stratton Corp. .............................         15,131
     1,507  Cooper Industries, Inc. .............................         74,031
     2,920  Dover Corp. .........................................        104,025
     3,260  Illinois Tool Works Inc. ............................        207,214
     2,134  Ingersoll-Rand Co. ..................................         99,898
     1,087  Johnson Controls, Inc. ..............................         62,910
     1,595  Pall Corp. ..........................................         37,084
     1,504  Parker Hannifin Corp. ...............................         52,264
       800  Timken Co. ..........................................         15,400
                                                                      ----------
                                                                         682,507
                                                                      ----------

            MACHINE TOOLS - 0.01%
       544  Milacron Inc. .......................................         11,016
                                                                      ----------

            MEDICAL TECHNOLOGY - 0.08%
     2,006  Guidant Corp. .......................................        172,140
                                                                      ----------

            MERCHANDISE - DRUG - 0.36%
     5,178  CVS Corp. ...........................................        255,664
       497  Longs Drug Stores Corp. .............................         17,706
     3,462  Rite Aid Corp. ......................................        160,550
     6,604  Walgreen Co. ........................................        354,552
                                                                      ----------
                                                                         788,472
                                                                      ----------

            MERCHANDISE - SPECIALTY - 1.11%
       889  American Greetings Corp. Class A ....................         37,616
     1,351  Circuit City Stores, Inc. ...........................         48,889
     1,500* Consolidated Stores Corp. ...........................         32,250
     2,866* CostCo Companies, Inc. ..............................        179,841
     2,475  Dollar General Corp. ................................         58,936
     2,257  Fortune Brands, Inc. ................................         76,879
     5,147  Gap, Inc. ...........................................        378,626

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            MERCHANDISE - SPECIALTY - Continued
    19,412  Home Depot, Inc. ....................................     $  965,747
     1,806  Ikon Office Solutions Inc. ..........................         17,608
       491  Jostens, Inc. .......................................         11,508
     2,100* Kohl's Corp. ........................................        103,294
     3,044  Limited, Inc. .......................................         88,086
     1,966  Nordstrom, Inc. .....................................         73,233
     3,800* Staples, Inc. .......................................        132,763
     4,156  TJX Companies, Inc. .................................        106,498
     1,282  Tandy Corp. .........................................         57,770
     3,433* Toys "R" Us, Inc. ...................................         67,802
                                                                      ----------
                                                                       2,437,346
                                                                      ----------

            MERCHANDISING - DEPARTMENT - 0.28%
     5,852  Dayton Hudson Corp. .................................        263,340
     1,430  Dillards, Inc. Class A ..............................         49,157
     2,816* Federated Department Stores, Inc. ...................        117,392
     3,057  May Department Stores Co. ...........................        184,375
                                                                      ----------
                                                                         614,264
                                                                      ----------

            MERCHANDISING - FOOD - 0.34%
     3,203  Albertsons, Inc. ....................................        182,771
     3,642  American Stores Co. .................................        122,235
       500  Great Atlantic & Pacific Tea Co., Inc. ..............         13,656
     3,342  Kroger Co. ..........................................        177,335
     1,592  Supervalu Inc. ......................................         41,093
     4,414  SYSCO Corp. .........................................        118,902
     1,979  Winn-Dixie Stores, Inc. .............................         79,778
                                                                      ----------
                                                                         735,770
                                                                      ----------

            MERCHANDISING - MASS - 1.31%
     2,000  Fred Meyer, Inc. ....................................        101,750
     3,348  J.C. Penney Co., Inc. ...............................        184,140
     6,576* KMart Corp. .........................................        100,284
     5,196  Sears Roebuck and Co. ...............................        246,485
     1,861* Venator Group, Inc. .................................         14,656
    29,574  Wal-Mart Stores, Inc. ...............................      2,227,292
                                                                      ----------
                                                                       2,874,607
                                                                      ----------

            METALS - ALUMINUM - 0.15%
     3,043  Alcan Aluminium Ltd. ................................         81,020
     2,490  Aluminum Co. of America .............................        184,571
       942  Reynolds Metals Co. .................................         51,692
                                                                      ----------
                                                                         317,283
                                                                      ----------

================================================================================
                 ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS
NOVEMBER 30, 1998 (UNAUDITED)                                                 63
================================================================================

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            METALS - COPPER - 0.05%
       600  ASARCO Inc. .........................................     $   11,625
     2,273  Newmont Mining Corp. ................................         45,176
       759  Phelps Dodge Corp. ..................................         43,026
                                                                      ----------
                                                                          99,827
                                                                      ----------

            METALS - MISCELLANEOUS - 0.05%
     1,366  Cyprus Amax Minerals Co. ............................         15,539
     1,874  Engelhard Corp. .....................................         36,192
     2,453* Freeport-McMoRan Copper & Gold
             Inc. Class B .......................................         32,042
     2,207  Inco Limited ........................................         25,518
                                                                      ----------
                                                                         109,291
                                                                      ----------

            METALS - STEEL - 0.08%
     2,579  Allegheny Teldyne Inc. ..............................         53,030
     1,400* Armco Inc. ..........................................          5,512
     1,695* Bethlehem Steel Corp. ...............................         13,984
     1,167  Nucor Corp. .........................................         49,014
     1,215  USX-US Steel Group, Inc. ............................         29,692
     1,300  Worthington Industries, Inc. ........................         15,844
                                                                      ----------
                                                                         167,076
                                                                      ----------

            MOBILE HOMES - 0.01%
       500  Fleetwood Enterprises, Inc. .........................         16,844
                                                                      ----------

            MISCELLANEOUS - 0.10%
     3,900  BB & T Corp. ........................................        144,056
     2,000  Equifax Inc. ........................................         83,000
                                                                      ----------
                                                                         227,056
                                                                      ----------

            MULTIMEDIA - 0.01%
       702  Meredith Corp. ......................................         27,246
                                                                      ----------

            NATURAL GAS-DIVERSIFIED - 0.07%
     2,762  Coastal Corp. .......................................         96,325
       300  Eastern Enterprises .................................         12,169
     1,441  Sonat Inc. ..........................................         42,779
                                                                      ----------
                                                                         151,273
                                                                      ----------

            OIL - INTEGRATED DOMESTIC - 0.80%
     1,164  Amerada Hess Corp. ..................................         64,602
    12,588  Amoco Corp. .........................................        741,905
       962  Ashland Oil, Inc. ...................................         46,777
     4,308  Atlantic Richfield Co. ..............................        286,482

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            OIL - INTEGRATED DOMESTIC - Continued
     2,363  Burlington Resources, Inc. ..........................     $   84,182
       667  Kerr-McGee Corp. ....................................         26,346
     4,707  Occidental Petroleum Corp. ..........................         95,317
     1,373* Oryx Energy Co. .....................................         18,965
       632  Pennzoil Co. ........................................         23,463
     3,384  Phillips Petroleum Co. ..............................        142,128
     3,811  USX-Marathon Group ..................................        108,137
     3,160  Unocal Corp. ........................................        107,045
                                                                      ----------
                                                                       1,745,349
                                                                      ----------

            OIL - INTEGRATED INTERNATIONAL - 2.64%
     8,659* Chevron Corp. .......................................        724,109
    32,228  Exxon Corp. .........................................      2,419,115
    10,300  Mobil Corp. .........................................        887,731
    28,392  Royal Dutch Pete Co. - ADR ..........................      1,334,424
     7,074  Texaco Inc. .........................................        407,197
                                                                      ----------
                                                                       5,772,576
                                                                      ----------

            OIL - SERVICES - 0.27%
     4,220  Baker Hughes Inc. ...................................         77,279
     5,791  Halliburton Co. .....................................        170,111
       781  McDermott International, Inc. .......................         20,941
     1,129* Rowan Companies, Inc. ...............................         11,078
     7,202  Schlumberger Ltd. ...................................        321,839
                                                                      ----------
                                                                         601,248
                                                                      ----------

            OIL/GAS PRODUCERS - 0.08%
     1,600  Anadarko Petroleum Corp. ............................         45,100
     1,300  Apache Corp. ........................................         29,900
       700  Helmerich & Payne, Inc. .............................         12,075
     1,204  Sunoco Inc. .........................................         40,785
     3,311  Union Pacific Resources Group Inc. ..................         37,042
                                                                      ----------
                                                                         164,902
                                                                      ----------

            PAPER/FOREST PRODUCTS - 0.58%
     1,563  Avery Dennison Corp. ................................         74,926
       766  Boise Cascade Corp. .................................         24,273
     1,307  Champion International Corp. ........................         54,322
     2,938  Fort James Corp. ....................................        114,949
     1,233  Georgia-Pacific Corp. ...............................         69,973
     4,062  International Paper Co. .............................        176,443
     7,234  Kimberly-Clark Corp. ................................        380,689
     1,443  Louisiana Pacific Corp. .............................         24,531
     1,368  Mead Corp. ..........................................         41,468

 NUMBER                                                                 MARKET
OF SHARES                                                               VALUE
---------                                                            -----------
            PAPER/FOREST PRODUCTS - Continued
       415  Potlatch Corp. ......................................     $   15,692
     1,358  Smurfit-Stone Container Corp. .......................         19,101
       944  Union Camp Corp. ....................................         61,065
     1,321  Westvaco Corp. ......................................         37,153
     2,644  Weyerhaeuser Co. ....................................        132,530
     1,478  Willamette Industries, Inc. .........................         51,638
                                                                      ----------
                                                                       1,278,753
                                                                      ----------

            PHOTOGRAPHY - 0.15%
     4,234  Eastman Kodak Co. ...................................        307,230
       646  Polaroid Corp. ......................................         13,727
                                                                      ----------
                                                                         320,957
                                                                      ----------

            POLLUTION CONTROL - 0.20%
     2,259  Browning-Ferris Industries, Inc. ....................         66,640
     4,400  Laidlaw Inc. ........................................         43,725
     7,562  Waste Management, Inc. ..............................        324,221
                                                                      ----------
                                                                         434,586
                                                                      ----------

            PUBLISHING - NEWS - 0.27%
     1,227  Dow Jones & Co., Inc. ...............................         58,666
     3,738  Gannett Co., Inc. ...................................        241,334
       996  Knight-Ridder, Inc. .................................         51,232
     2,458  New York Times Co. Class A ..........................         76,352
     1,167  Times Mirror Co. ....................................         68,415
     1,601  Tribune Co. .........................................        102,664
                                                                      ----------
                                                                         598,663
                                                                      ----------

            PUBLISHING/PRINTING - 0.17%
     1,100  Deluxe Corp. ........................................         38,225
     2,286  Dun & Bradstreet Corp ...............................         69,009
       971  Harcourt General, Inc. ..............................         50,249
     1,278  McGraw-Hill, Inc. ...................................        114,381
     1,196  Moore Corp. Ltd. ....................................         13,081
     1,796  R R Donnelley and Son ...............................         76,218
                                                                      ----------
                                                                         361,163
                                                                      ----------

            RAILROAD - 0.29%
     6,299  Burlington Northern Santa Fe ........................        214,166
     2,876  CSX Corp. ...........................................        119,893
     5,005  Norfolk Southern Corp. ..............................        152,027
     3,246  Union Pacific Corp. .................................        157,837
                                                                      ----------
                                                                         643,923
                                                                      ----------

================================================================================
            ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
64                                                 November 30, 1998 (Unaudited)
================================================================================

 NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                          -----------
             RESTAURANTS - 0.36%
  1,857      Darden Restaurants, Inc. ...........................  $    29,364
  9,061      McDonald's Corp. ...................................      634,836
  1,976*     Tricon Global Restaurants, Inc. ....................       90,032
  1,700      Wendy's International, Inc. ........................       34,000
                                                                   -----------
                                                                       788,232
                                                                   -----------

             SAVINGS & LOAN - 0.18%
    825      Golden West Financial Corp. ........................       78,117
  7,958      Washington Mutual, Inc. ............................      308,373
                                                                   -----------
                                                                       386,490
                                                                   -----------

             SECURITIES RELATED - 0.63%
  1,500      Bear Stearns Co., Inc. .............................       63,000
  3,500      Charles Schwab Corp. ...............................      197,313
  3,400      Franklin Resources, Inc. ...........................      145,350
  1,600      Lehman Brothers Holdings, Inc. .....................       79,900
  4,630      Merrill Lynch & Co., Inc. ..........................      347,250
  7,812      Morgan Stanley, Dean Witter,
              Discover and Co. ..................................      544,887
                                                                   -----------
                                                                     1,377,700
                                                                   -----------

             SEMICONDUCTOR EQUIPMENT - 0.10%
  4,866*     Applied Materials, Inc. ............................      188,557
  1,100*     KLA-Tencor Corp. ...................................       37,469
                                                                   -----------
                                                                       226,026
                                                                   -----------

             SEMICONDUCTORS - 1.66%
  1,957*     Advanced Micro Devices, Inc. .......................       54,184
 22,202      Intel Corp. ........................................    2,389,490
  1,910*     LSI Logic Corp. ....................................       29,605
  2,844*     Micron Technology, Inc. ............................      117,493
  7,890      Motorola, Inc. .....................................      489,180
  2,237*     National Semiconductor Corp. .......................       32,157
  2,517      Rockwell International Corp. .......................      123,176
  5,128      Texas Instruments Inc. .............................      391,651
                                                                   -----------
                                                                     3,626,936
                                                                   -----------

             TELECOMMUNICATIONS - 1.96%
  7,549*     Airtouch Communications, Inc. ......................      431,708
  3,584      ALLTEL Corp. .......................................      189,952
  1,124*     Andrew Corp. .......................................       17,984
  2,278      Frontier Corp. .....................................       68,625
  1,100      Harris Corp. .......................................       41,731
 17,408      Lucent Technologies, Inc. ..........................    1,498,176
 23,529*     MCI Worldcom Inc. ..................................    1,388,211

 NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                          -----------
             TELECOMMUNICATIONS - Continued
  3,800*     Nextel Communications, Inc. ........................
              Class A............................................  $    81,700
  8,583      Northern Telecom Ltd. ..............................      400,719
  1,081      Scientific-Atlanta, Inc. ...........................       20,944
  2,604*     Tellabs, Inc. ......................................      140,779
                                                                   -----------
                                                                     4,280,529
                                                                   -----------

             TEXTILE - PRODUCTS - 0.05%
    500      Russell Corp. ......................................       11,907
    300      Springs Industries, Inc. Class A ...................       11,681
  1,600      V F Corp. ..........................................       78,500
                                                                   -----------
                                                                       102,088
                                                                   -----------

             TOBACCO - 0.86%
 32,229      Philip Morris Cos Inc. .............................    1,802,810
  2,427      UST Inc. ...........................................       84,338
                                                                   -----------
                                                                     1,887,148
                                                                   -----------

             UTILITIES - COMMUNICATION - 3.23%
 23,954      AT & T Corp. .......................................    1,492,634
 14,618      Ameritech Corp. ....................................      791,199
 20,590      Bell Atlantic Corp. ................................    1,145,319
 13,027      BellSouth Corp. ....................................    1,136,606
 12,787      GTE Corp. ..........................................      792,794
 25,914      SBC Communications, Inc. ...........................    1,242,252
  5,720      Sprint Corp. FON Group .............................      416,130
  2,860      Sprint Corp. PCS Group .............................       45,760
                                                                   -----------
                                                                     7,062,694
                                                                   -----------

             UTILITIES - ELECTRIC - 1.45%
  2,300*     AES Corp. ..........................................      105,225
  1,825      Ameren Corp. .......................................       75,167
  2,549      American Electric Power, Inc. ......................      118,210
  1,998      Baltimore Gas and Electric Co. .....................       61,314
  2,006      Carolina Power & Light Co. .........................       93,028
  2,892      Central & South West Corp. .........................       79,530
  2,118      Cinergy Corp. ......................................       73,203
  3,099      Consolidated Edison, Inc. ..........................      157,468
  1,893      DTE Energy Co. .....................................       82,582
  2,608      Dominion Resources, Inc. ...........................      120,457
  4,804      Duke Energy Corp. ..................................      300,550
  4,717      Edison International ...............................      129,718
  3,327      Entergy Corp. ......................................       97,523
  2,370      FPL Group, Inc. ....................................      145,163
  3,126      FirstEnergy Corp. ..................................       96,711

 NUMBER                                                              MARKET
OF SHARES                                                             VALUE
---------                                                          -----------
             UTILITIES - ELECTRIC - Continued
  1,654      GPU Inc. ...........................................  $    72,466
  3,989      Houston Industries, Inc. ...........................      126,152
  1,500      New Century Energies, Inc. .........................       72,094
  2,400*     Niagara Mohawk Power Corp. .........................       36,900
  1,968      Northern States Power Co. ..........................       53,505
  5,035      P G & E Corp. ......................................      155,770
  2,046      P P & L Resources Inc. .............................       55,881
  4,045      PacifiCorp .........................................       75,844
  2,977      Peco Energy Co. ....................................      119,452
  3,081      Public Services Enterprise Group ...................      120,159
  9,208      Southern Co. .......................................      271,636
  3,694      Texas Utilities Co. ................................      164,614
  2,900      Unicom Corp. .......................................      109,293
                                                                   -----------
                                                                     3,169,615
                                                                   -----------

             UTILITIES - GAS, DISTRIBUTION - 0.01%
    590      NICOR Inc. .........................................       24,817
                                                                   -----------

             UTILITIES - GAS, PIPELINE - 0.29%
  1,130      Columbia Energy Group ..............................       64,127
  1,295      Consolidated Natural Gas Co. .......................       70,335
  4,347      Enron Corp. ........................................      228,489
    400      ONEOK Inc. .........................................       13,925
    500      Peoples Energy Corp. ...............................       18,844
  3,234      Sempra Energy ......................................       81,052
  5,626      Williams Companies, Inc. ...........................      162,099
                                                                   -----------
                                                                       638,871
                                                                   -----------

             TOTAL COMMON STOCKS
             (Cost $76,707,605) .................................  124,219,061
                                                                   -----------

   PAR                                                                MARKET
  VALUE                                                                VALUE
----------                                                         -----------
             CORPORATE BONDS - 10.97%

             AIRLINES - 1.42%
$3,001,000   Continental Airlines,
              7.08% due 11/01/2004...............................    3,104,234
                                                                   -----------

             BANKS - OTHER - 0.67%
 1,500,000   Santander Finance Issuance,
              6.38% due 02/15/2011...............................    1,474,065
                                                                   -----------

================================================================================
            ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                 65
================================================================================


PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             BANKS - REGIONAL - 0.39%
$  850,000   First Union National,
              5.80% due 12/01/2008...............................  $   856,970
                                                                   -----------
             BEVERAGE - SOFT DRINKS - 0.23%
   475,000   Coca Cola Enterprises, Inc.,
              7.88% due 02/01/2002 ..............................      505,329
                                                                   -----------
             CONSUMER FINANCE - 0.47%
 1,000,000   Associates Corp. of North America,
              6.25% due 11/01/2008 ..............................    1,031,370
                                                                   -----------
             FINANCE COMPANIES - 0.95%
 1,500,000   Finova Capital Corp.,
              9.13% due 02/27/2002 ..............................    1,627,110
   455,000   Markel Cap Trust I,
              8.71% due 01/01/2046 ..............................      460,496
                                                                   -----------
                                                                     2,087,606
                                                                   -----------

             INFORMATION PROCESSING -
             DATA SERVICES - 0.37%
   800,000   Cendant Corp.,
              7.75% due 12/01/2003 ..............................      799,840
                                                                   -----------
             LODGING - 0.41%
   900,000   Marriott International, Inc.,
              6.88% due 11/15/2005 ..............................      903,547
                                                                   -----------
             MERCHANDISE - SPECIALTY - 1.69%
 2,000,000   Goodrich (B.F.),
              7.10% due 11/15/2027 ..............................    2,161,700
 1,500,000   Tandy Corp.,
              6.95% due 09/01/2007 ..............................    1,540,380
                                                                   -----------
                                                                     3,702,080
                                                                   -----------

             OIL - INTEGRATED DOMESTIC - 0.95%
 2,000,000   Union Oil Co. California,
              7.20% due 05/15/2005 ..............................    2,071,300
                                                                   -----------

             SECURITIES RELATED - 0.42%
   925,000   Paine Webber Group Inc.,
              6.45% due 12/01/2003 ..............................      915,658
                                                                   -----------

             TELECOMMUNICATIONS - 1.71%
 1,500,000   Tele-Communications Inc.,
              7.25% due 08/01/2005 ..............................    1,630,515

PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             TELECOMMUNICATIONS - Continued
$2,000,000   360 Communications Co.,
             7.13% due 03/01/2003................................  $ 2,104,900
                                                                   -----------
                                                                     3,735,415
                                                                   -----------

             UTILITIES - ELECTRIC - 0.58%
 1,240,646   Texas Utilities Electric,
              6.62% due 07/01/2001...............................    1,266,045
                                                                   -----------

             UTILITIES - GAS, PIPELINE - 0.71%
 1,500,000   Consolidated Natural Gas Co.,
              6.00% due 10/15/2010...............................    1,547,250
                                                                   -----------

             TOTAL CORPORATE BONDS
             (Cost $23,240,912)..................................   24,000,709
                                                                   -----------

             UNITED STATES GOVERNMENT -
             LONG TERM- 27.47%

             GOVERNMENT SPONSORED - 18.17%
             Federal Home Loan Mortgage Corp:
 5,000,000    5.50% due 12/15/2028...............................    4,929,688
 3,000,000    5.50% due 08/13/2001...............................    3,044,070
 3,000,000    5.13% due 10/15/2008...............................    2,950,770
             Federal Home Loan Mortgage Corp,
              (Pools/REMICS)
   139,049    7.50% due 09/01/2025...............................      142,829
   347,218    7.50% due 09/01/2025...............................      356,655
   281,718    7.50% due 09/01/2025...............................      289,375
   429,465    7.50% due 09/01/2025...............................      441,138
             Federal National Mortgage Association:
10,000,000    8.50% due 12/10/2028...............................   10,437,500
 5,000,000    7.50% due 12/10/2028...............................    5,140,625
 5,000,000    7.00% due 12/10/2028...............................    5,101,565
 2,000,000    7.00% due 05/10/2001...............................    2,015,940
   940,000    5.53% due 12/01/2003...............................      942,938
 4,000,000    4.63% due 10/15/2001...............................    3,973,760
                                                                   -----------
                                                                    39,766,853
                                                                   -----------
             UNITED STATES BONDS & NOTES - 9.30%
             United States Treasury Bonds,
 1,500,000    8.13% due 08/15/2019...............................    2,017,965
             United States Treasury Notes:
 4,000,000    6.50% due 08/15/2005...............................    4,405,640
 2,000,000    6.25% due 02/28/2002...............................    2,094,680
 1,500,000    6.25% due 02/15/2003...............................    1,588,830
 1,000,000    5.75% due 08/15/2003...............................    1,045,470

PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             UNITED STATES BONDS & NOTES - Continued
             United States Treasury Notes:
$1,000,000    5.75% due 11/30/2002...............................  $ 1,039,060
 2,000,000    5.63% due 05/15/2008...............................    2,127,500
 1,000,000    5.50% due 04/15/2000...............................    1,011,560
 1,000,000    5.50% due 02/15/2008...............................    1,055,940
 4,000,000    4.25% due 11/15/2003...............................    3,957,500
                                                                   -----------
                                                                    20,344,145
                                                                   -----------

             TOTAL UNITED STATES GOVERNMENT
             LONG TERM
             (Cost $58,695,437)..................................   60,110,998
                                                                   -----------

             CORPORATE SHORT TERM
             COMMERCIAL PAPER - 18.71%

             AEROSPACE/DEFENSE - 4.20%
 9,200,000   Lockheed Martin Corp.,
              5.63% due 12/10/1998...............................    9,187,012
                                                                   -----------

             CONSUMER FINANCE - 3.65%
 8,000,000   Commercial Credit Co.,
              5.15% due 12/10/1998...............................    7,989,672
                                                                   -----------

             FINANCE COMPANIES - 3.32%
 5,000,000   Ford Credit Europe PLC,
              4.94% due 12/01/1998...............................    5,000,000
 2,265,000   General Electric Capital Services, Inc.,
              4.95% due 12/04/1998...............................    2,264,065
                                                                   -----------
                                                                     7,264,065
                                                                   -----------

             METALS - MISCELLANEOUS - 1.06%
 2,311,000   Engelhard Corp.,
              5.50% due 12/01/1998...............................    2,311,000
                                                                   -----------

             SECURITIES RELATED - 4.20%
 9,200,000   Merrill Lynch & Co.,
              5.15% due 12/10/1998...............................    9,188,123
                                                                   -----------

             UTILITIES - COMMUNICATION - 2.28%
 4,988,000   Cincinnati Bell, Inc.,
              5.10% due 12/03/1998...............................    4,986,586
                                                                   -----------

             TOTAL CORPORATE SHORT TERM
             COMMERCIAL PAPER
             (Cost $41,126,107)..................................   40,926,458
                                                                   -----------

================================================================================
            ASSET ALLOCATION FUND - STATEMENT OF NET ASSETS CONTINUED
66                                                 November 30, 1998 (Unaudited)
================================================================================



PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             UNITED STATES GOVERNMENT -
             SHORT TERM - 0.09%

             UNITED STATES TREASURY BILLS - 0.09%
             United States Treasury Bills:
$  100,000    4.00% due 12/24/1998...............................  $    99,744
   100,000    3.75% due 12/10/1998...............................       99,906
                                                                   -----------
                                                                       199,650
                                                                   -----------

             TOTAL UNITED STATES GOVERNMENT -
             SHORT TERM
             (Cost $199,650).....................................      199,650
                                                                   -----------
             TOTAL INVESTMENTS
             (Cost $199,969,711) - 114.02%.......................  249,456,876
             Other assets less liabilities,
              net - (14.02%).....................................  (30,670,410)
                                                                   -----------
             NET ASSETS (equivalent
              to $14.51 per share on
              15,078,692 shares
              outstanding) - 100%................................ $218,786,466
                                                                  ============
             * Non-income producing


                                                                      MARKET
                                                                      VALUE
                                                                   -----------
             NET ASSETS REPRESENTED BY:
             Capital stock, $.01 par value per share,
               1,000,000,000 shares authorized,
               15,078,692 shares outstanding..................... $    150,787
             Additional paid in capital..........................  154,572,443
             Accumulated net realized gain on securities.........   14,509,047
             Undistributed net investment income.................       67,024
             Unrealized appreciation of securities...............   49,487,165
                                                                  ------------
             NET ASSETS APPLICABLE TO SHARES
               OUTSTANDING....................................... $218,786,466
                                                                  ============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
            ASSET ALLOCATION FUND - FINANCIAL STATEMENTS (Unaudited)          67
================================================================================


STATEMENT OF OPERATIONS
For the six months ended November 30, 1998

INVESTMENT INCOME:
Dividends ...................................................................  $    905,705
Interest ....................................................................     2,632,687
                                                                               ------------
  Total investment income ...................................................     3,538,392
                                                                               ------------

EXPENSES:
Advisory fees ...............................................................       513,771
Custodian and accounting services ...........................................        24,172
Reports to shareholders .....................................................        17,269
Audit fees and tax services .................................................         3,455
Directors' fees and expenses ................................................         2,735
Miscellaneous ...............................................................         9,918
                                                                               ------------
  Total expenses ............................................................       571,320
                                                                               ------------
NET INVESTMENT INCOME .......................................................     2,967,072
                                                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain (loss) on:
  Investments ................................................  $  2,713,977
  Futures contracts ..........................................      (904,875)     1,809,102
                                                                ------------
Net unrealized appreciation during the period:
  Investments ................................................     5,308,798
  Futures contracts ..........................................        68,925      5,377,723
                                                                ------------   ------------
   Net realized and unrealized gain during the period .......................     7,186,825
                                                                               ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................  $ 10,153,897
                                                                               ------------


STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the            For the
                                                                   six months ended   fiscal year ended
                                                                   November 30, 1998    May 31, 1998
                                                                   -----------------  -----------------
OPERATIONS:
Net investment income ............................................  $   2,967,072      $   5,684,679
Net realized gain on securities ..................................      1,809,102         13,272,397
Net unrealized appreciation of securities during the period ......      5,377,723         18,286,139
                                                                    -------------      -------------
  Increase in net assets resulting from operations ...............     10,153,897         37,243,215
                                                                    -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................     (2,951,844)        (5,673,369)
Net realized gain on securities ..................................             --        (10,552,054)
                                                                    -------------      -------------
  Decrease in net assets resulting from distributions
   to shareholders ...............................................     (2,951,844)       (16,225,423)
                                                                    -------------      -------------
CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .................................     12,127,662          6,643,565
Proceeds from capital stock issued for distributions reinvested...      2,951,844         16,225,423
                                                                    -------------      -------------
                                                                       15,079,506         22,868,988
Cost of capital stock repurchased ................................     (3,593,905)       (21,134,651)
                                                                    -------------      -------------
  Increase in net assets resulting from capital
   stock transactions ............................................     11,485,601          1,734,337
                                                                    -------------      -------------
TOTAL INCREASE IN NET ASSETS .....................................     18,687,654         22,752,129

NET ASSETS:
Beginning of period ..............................................    200,098,812        177,346,683
                                                                    -------------      -------------
End of period (including undistributed net investment income
  of $67,024 and $51,796) ........................................  $ 218,786,466      $ 200,098,812
                                                                    =============      =============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .....................................        858,130            488,059
Shares issued for distributions reinvested .......................        208,946          1,231,303
Shares of capital stock repurchased ..............................       (257,864)        (1,556,774)
                                                                    -------------      -------------
  Increase in shares outstanding .................................        809,212            162,588
Shares outstanding:
  Beginning of period ............................................     14,269,480         14,106,892
                                                                    -------------      -------------
  End of period ..................................................     15,078,692         14,269,480
                                                                    =============      =============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
               CAPITAL CONSERVATION FUND - STATEMENT OF NET ASSETS
68                                                 November 30, 1998 (Unaudited)
================================================================================

PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             CORPORATE BONDS - 87.68%

             AIRLINES - 2.75%
$ 1,500,000  Delta Air Lines, Inc.,
              9.75% due 5/15/2021................................  $ 1,823,025
                                                                   -----------
             AUTO - CARS - 2.25%
 1,500,000   Hertz Corp.,
              6.00% due 01/15/2003...............................    1,489,740
                                                                   -----------

             BANKS - OTHER - 5.42%
 1,000,000   BankAmerica Corp.,
              7.20% due 04/15/2006...............................    1,077,790
 1,500,000   Santander Finance Issuance,
              7.25% due 11/01/2015...............................    1,512,570
 1,000,000   Toronto Dominion Bank,
              6.13% due 11/01/2008...............................      999,430
                                                                   -----------
                                                                     3,589,790
                                                                   -----------

             BANKS - REGIONAL - 6.63%
 1,500,000   Bank Boston Capital Trust I,
              8.25% due 12/15/2026...............................    1,620,675
 1,500,000   Barnett Capital Trust I,
              8.06% due 12/01/2026...............................    1,673,070
 1,000,000   SouthTrust Corp.,
              7.63% due 05/01/2004...............................    1,090,730
                                                                   -----------
                                                                     4,384,475
                                                                   -----------

             BUILDING MATERIALS - 3.02%
 2,000,000   CSR America, Inc.,
              6.88% due 07/21/2005...............................    1,995,360
                                                                   -----------
             DRUGS - 3.05%
 2,000,000   Akzo Nobel Inc.
              6.00% due 11/15/2003...............................    2,016,200
                                                                   -----------

             FINANCE COMPANIES - 8.76%
 2,000,000   Capital One Bank,
              8.13% due 03/01/2000...............................    2,034,960
 1,000,000   C.I.T. Group Holdings, Inc.,
              8.38% due 11/01/2001...............................    1,074,100
 2,000,000   Finova Capital Corp.,
              9.13% due 02/27/2002...............................    2,169,480
   500,000   Ford Motor Credit Co.,
              6.38% due 11/05/2008...............................      520,290
                                                                   -----------
                                                                     5,798,830
                                                                   -----------

PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             HEALTHCARE - 2.05%
$1,500,000   Columbia Healthcare Corp.,
              7.50% due 12/15/2023...............................  $ 1,355,460
                                                                   -----------

             HEAVY DUTY TRUCKS/PARTS - 2.26%
 1,500,000   Dana Corp.,
              7.00% due 03/15/2028...............................    1,494,300
                                                                   -----------
             INFORMATION PROCESSING -
             DATA SERVICES - 2.99%
 2,000,000   Comdisco, Inc.,
              6.13% due 08/01/2001...............................    1,975,660
                                                                   -----------

             MERCHANDISE - DRUG - 0.75%
   500,000   Imcera Group, Inc.,
              6.00% due 10/15/2003...............................      496,390
                                                                   -----------

             MERCHANDISING - DEPARTMENT - 7.42%
 2,000,000   Associated  Dry Goods Corp.,
              8.85% due 03/01/2006...............................    2,331,780
 2,500,000   Federated Department Stores, Inc.,
              6.79% due 07/15/2027...............................    2,577,275
                                                                   -----------
                                                                     4,909,055
                                                                   -----------

             MERCHANDISING - MASS - 2.27%
 1,500,000   ShopKo Stores, Inc.,
              6.50% due 08/15/2003...............................    1,504,935
                                                                   -----------

             METALS - STEEL - 2.69%
 2,000,000   Pohang Iron & Steel Limited,
              7.50% due 08/01/2002...............................    1,782,860
                                                                   -----------

             PAPER/FOREST PRODUCTS - 3.74%
 2,000,000   Georgia-Pacific Corp.,
              9.50% due 12/01/2011...............................    2,475,300
                                                                   -----------
             POLLUTION CONTROL - 2.24%
 1,500,000   US Filter Corp.,
              6.38% due 05/15/2001...............................    1,484,100
                                                                   -----------
             PUBLISHING - NEWS - 3.45%
 2,000,000   News America Holdings,
              8.25% due 08/10/2018...............................    2,280,860
                                                                   -----------
             RAILROAD - 3.06%
 2,000,000   Union Pacific Corp.,
              6.79% due 11/09/2007...............................    2,027,340
                                                                   -----------

PAR                                                                   MARKET
VALUE                                                                 VALUE
-----------                                                        -----------
             TELECOMMUNICATIONS - 6.41%
$2,000,000   Airtouch Communications, Inc.,
              7.50% due 07/15/2006...............................  $ 2,138,900
 2,000,000   360 Communications Co.,
              7.13% due 03/01/2003...............................    2,104,900
                                                                   -----------
                                                                     4,243,800
                                                                   -----------
             UTILITIES - COMMUNICATION - 6.35%
 2,500,000   Century Telephone Enterprises, Inc.,
              7.20% due 12/01/2025...............................    2,660,750
 1,500,000   GTE South, Inc.,
              6.00% due 02/15/2008...............................    1,539,195
                                                                   -----------
                                                                     4,199,945
                                                                   -----------

             UTILITIES - ELECTRIC - 2.08%
 2,000,000   Tenaga Nasional Berhad,
              7.88% due 06/15/2004...............................    1,377,820
                                                                   -----------

             UTILITIES - GAS, DISTRIBUTION - 1.67%
 1,000,000   Tosco Corp.,
              9.63% due 03/15/2002...............................    1,103,830
                                                                   -----------

             UTILITIES - GAS, PIPELINE - 6.37%
 2,000,000   Columbia Energy Group,
              7.62% due 11/28/2025...............................    2,087,700
 2,000,000   Enron Corp.,
              7.63% due 09/10/2004...............................    2,128,300
                                                                   -----------
                                                                     4,216,000
                                                                   -----------

             TOTAL CORPORATE BOND
             (Cost $57,598,948)..................................   58,025,075
                                                                   -----------

             UNITED STATES GOVERNMENT
             LONG TERM - 8.40%

             FEDERAL AGENCIES - 0.37%
             Government National Mortgage Association
              (Pools/REMICS)
    41,244    9.50% due 05/15/2018...............................      44,548
     2,516    9.50% due 06/15/2018...............................       2,717
     1,230    9.50% due 06/15/2018...............................       1,329
   150,136    9.50% due 07/15/2018...............................     162,164
    18,035    9.50% due 08/15/2018...............................      19,480
    10,587    9.50% due 10/15/2018...............................      11,435
                                                                   -----------
                                                                      241,673
                                                                   -----------

================================================================================
          CAPITAL CONSERVATION FUND - STATEMENT OF NET ASSETS CONTINUED
November 30, 1998 (Unaudited)                                                 69
================================================================================

   PAR                                                                MARKET
   VALUE                                                              VALUE
-----------                                                        -----------

             GOVERNMENT SPONSORED - 7.18%
             Federal Home Loan Mortgage Corp.,
$  845,299    6.50% due 06/01/2012...............................  $   857,708
 1,000,000    5.75% due 12/15/2016...............................    1,000,000
             Federal National Mortgage Association,
              (Pool/REMICS)
   714,213    7.00% due 60/01/2011...............................      730,504
   689,319    7.50% due 07/01/2026...............................      708,268
   700,410    7.00% due 05/01/2011...............................      716,387
   722,430    7.00% due 05/01/2011...............................      738,909
                                                                   -----------
                                                                     4,751,776
                                                                   -----------

             UNITED STATES NOTES - 0.85%
   500,000   United States Treasury Notes,
              6.88% due 05/15/2006...............................      564,685
                                                                   -----------
             TOTAL UNITED STATES GOVERNMENT -
             LONG TERM (Cost $5,352,899).........................    5,558,134
                                                                   -----------
             FOREIGN GOVERNMENT BONDS - 0.80%

             CANADA - 0.80%
   500,000   New Brunswick, Province
              7.13% due 10/01/2002
              (Cost $499,259)....................................      531,920
                                                                   -----------

             CORPORATE SHORT TERM
             COMMERCIAL PAPER - 0.80%

             CONGLOMERATES - 0.80%
   530,000   CSW Corp
              5.65% due 12/01/1998
              (Cost $530,000)                                          530,000
                                                                   -----------

            TOTAL INVESTMENTS
             (Cost $63,981,106) - 97.68%.........................   64,645,129
             Other assets less liabilities,
              net - 2.32%........................................    1,533,769
                                                                   -----------

             NET ASSETS (equivalent
              to $9.64 per share on
              6,868,287 shares
              outstanding - 100%.................................  $66,178,898
                                                                   ===========

                                                                   UNREALIZED
 CONTRACTS                                                        APPRECIATION
-----------                                                       ------------
             FUTURES CONTRACTS PURCHASED(1)
              (Delivery month/Value at 11/30/98)
   10 (2)    U.S. Treasury 30 Year Notes
              (March/$130.22).................................... $     21,100
                                                                  ============

              (1)U.S.Treasury Notes with a market value of approximately
                 $100,000 were maintained in a segregated account with a portion placed as collateral for futures contracts.
              (2)Per 1,000

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  6,868,287 shares outstanding...................................  $    68,683
Additional paid in capital.......................................   65,663,586
Accumulated net realized loss on securities......................     (285,441)
Undistributed net investment income..............................       46,947
Unrealized appreciation of:
  Investments........................................ $  664,023
  Futures ...........................................     21,100       685,123
                                                      ----------   -----------
NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING.....................................................  $66,178,898
                                                                   ===========


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
70        CAPITAL CONSERVATION FUND - FINANCIAL STATEMENTS (Unaudited)
================================================================================

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998


INVESTMENT INCOME:
Interest ............................................................................. $ 2,241,122
                                                                                       -----------
EXPENSES:
Advisory fees ........................................................................     163,510
Custodian and accounting services ....................................................       7,746
Reports to shareholders ..............................................................       5,522
Audit fees and tax services ..........................................................         975
Directors' fees and expenses .........................................................         877
Miscellaneous ........................................................................       2,133
                                                                                       -----------
  Total expenses .....................................................................     180,763
                                                                                       -----------
NET INVESTMENT INCOME ................................................................   2,060,359
                                                                                       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES:
Net realized gain on:
  Investments ......................................................... $   151,807
  Futures contracts ...................................................      79,936        231,743
                                                                        -----------
Net unrealized appreciation (depreciation) during the period:
  Investments .........................................................    (580,459)
  Futures contracts ...................................................      21,202       (559,257)
                                                                        -----------    -----------
   Net realized and unrealized loss on securities during the period ...                   (327,514)
                                                                                       -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................                $ 1,732,845
                                                                                       ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                                      For the            For the
                                                                 six months ended   fiscal year ended
                                                                 November 30, 1998    May 31, 1998
                                                                 -----------------  -----------------
OPERATIONS:
Net investment income ............................................  $  2,060,359       $  4,230,852
Net realized gain on securities ..................................       231,743            259,260
Net unrealized appreciation (depreciation) of securities
  during the period ..............................................      (559,257)         2,346,983
                                                                    ------------       ------------
   Increase in net assets resulting from operations ..............     1,732,845          6,837,095
                                                                    ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................    (2,048,014)        (4,220,237)
                                                                    ------------       ------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold .................................     7,245,051         11,469,948
Proceeds from capital stock issued for distributions reinvested ..     2,048,014          4,220,237
                                                                    ------------       ------------
                                                                       9,293,065         15,690,185
Cost of capital stock repurchased ................................    (6,452,550)       (21,400,947)
                                                                    ------------       ------------
  Increase (decrease) in net assets resulting from capital
   stock transactions ............................................     2,840,515         (5,710,762)
                                                                    ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................     2,525,346         (3,093,904)

NET ASSETS:
Beginning of period ..............................................    63,653,552         66,747,456
                                                                    ------------       ------------
End of period (including undistributed net investment income
  of $46,947 and $34,604) ........................................  $ 66,178,898       $ 63,653,552
                                                                    ============       ============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .....................................       749,791          1,185,836
Shares issued for distributions reinvested .......................       212,701            439,548
Shares of capital stock repurchased ..............................      (671,216)        (2,216,430)
                                                                    ------------       ------------
  Increase (decrease) in shares outstanding ......................       291,276           (591,046)
Shares outstanding:
  Beginning of period ............................................     6,577,011          7,168,057
                                                                    ------------       ------------
  End of period ..................................................     6,868,287          6,577,011
                                                                    ============       ============



SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
              GOVERNMENT SECURITIES FUND - STATEMENT OF NET ASSETS
November 30, 1998 (Unaudited)                                                 71
================================================================================

   PAR                                                                MARKET
   VALUE                                                              VALUE
-----------                                                        -----------
             UNITED STATES GOVERNMENT -
             LONG TERM - 97.90%

             FEDERAL AGENCIES - 10.37%
             Tennessee Valley Authority:
$2,000,000    6.75% due 11/01/2025...............................  $ 2,134,060
 2,500,000    6.38% due 06/15/2005...............................    2,799,675
 3,000,000    6.00% due 03/15/2013...............................    3,125,610
 3,500,000    5.38% due 11/13/2008...............................    3,501,085
                                                                   -----------
                                                                    11,560,430
                                                                   -----------

             GOVERNMENT SPONSORED - 55.45%
 1,500,000   Federal Farm Credit Banks,
              6.92% due 05/13/2002................................   1,589,295
             Federal Home Loan Banks:
 1,155,000    7.26% due 09/06/2001................................   1,220,685
 1,150,000    7.10% due 11/02/2002................................   1,236,434
 2,000,000    6.38% due 12/20/2000................................   2,052,180
 5,000,000    6.12% due 08/26/2008................................   5,081,250
 3,000,000    6.11% due 06/19/2003................................   3,007,500
 3,000,000    5.91% due 03/27/2008................................   3,099,840
 1,145,000    5.81% due 01/21/2005................................   1,177,381
 3,000,000    5.70% due 12/19/2000................................   3,037,980
             Federal Home Loan Mortgage Corp.:
 1,500,000    7.09% due 06/01/2005................................   1,521,795
 3,500,000    6.71% due 11/09/2005................................   3,530,625
 1,500,000    6.37% due 01/23/2006................................   1,520,625
             Federal Home Loan Mortgage Corp.
              (Pools/REMICS):
    88,093    7.50% due 09/01/2025................................      90,488
   339,726    7.50% due 09/01/2025................................     348,960
   175,092    7.50% due 09/01/2025................................     179,851
 2,000,000    7.00% due 06/01/2019................................   2,064,360
 2,113,248    6.50% due 06/01/2012................................   2,144,270
   175,000    5.50% due 02/25/2019................................     174,069
             Federal National Mortgage Association:
 1,000,000    9.05% due 04/10/2000................................   1,051,410
 2,000,000    7.27% due 08/24/2005................................   2,042,180
 3,000,000    7.00% due 08/27/2012................................   3,202,980
 2,000,000    6.85% due 09/12/2005................................   2,022,180
 2,000,000    6.62% due 06/25/2007................................   2,160,620
 2,000,000    6.41% due 03/08/2006................................   2,131,880
 4,000,000    6.25% due 12/13/2002................................   4,026,880
 1,475,000    6.15% due 07/02/2008................................   1,500,576
 3,000,000    6.06% due 05/07/2003................................   3,037,980


   PAR                                                                MARKET
   VALUE                                                              VALUE
-----------                                                        -----------


             GOVERNMENT SPONSORED - Continued
$2,000,000    5.74% due 12/23/1999...............................  $ 2,013,120
 2,500,000    5.50% due 09/29/2003...............................    2,498,000
 2,000,000    4.63% due 10/15/2001...............................    1,986,880
 1,000,000   Student Loan Marketing Association,
              7.50% due 03/08/2000...............................    1,029,370
                                                                   -----------
                                                                    61,781,644
                                                                   -----------

             UNITED STATES BONDS, NOTES
             & STRIPS - 32.08%
             United States Treasury Bonds:
 1,800,000    9.00% due 11/15/2018...............................    2,607,462
 4,000,000    8.75% due 08/15/2020...............................    5,736,240
 3,500,000    8.50% due 02/15/2020...............................    4,890,690
 3,500,000    7.25% due 08/15/2022...............................    4,391,940
 2,000,000    6.75% due 08/15/2026...............................    2,410,320
             United States Treasury Notes:
 2,500,000    6.75% due 04/30/2000...............................    2,571,100
 1,000,000    6.38% due 01/15/2000...............................    1,017,970
 6,000,000    5.88% due 11/15/1999...............................    6,065,640
 3,000,000    5.75% due 08/15/2003...............................    3,136,410
 2,000,000    5.50% due 01/31/2003...............................    2,061,880
             United States Treasury Strips,
 1,500,000    due 11/15/2009.....................................      852,465
                                                                   -----------
                                                                    35,742,117
                                                                   -----------

             TOTAL UNITED STATES
             GOVERNMENT - LONG TERM
             (Cost $103,905,695).................................  109,084,191
                                                                   -----------

             CORPORATE SHORT TERM
             COMMERCIAL PAPER - 0.44%

             CONGLOMERATES - 0.44%
   495,000   CSW Corp.,
              5.65 % due 12/01/1998...............................     495,000
                                                                   -----------

             TOTAL CORPORATE SHORT TERM
             COMMERCIAL PAPER
             (Cost $495,000).....................................      495,000
                                                                   -----------


                                                                      MARKET
                                                                      VALUE
                                                                  ------------
            TOTAL INVESTMENTS
            (Cost $104,400,695) - 98.34%......................... $109,579,191
            Other assets less liabilities,
             net - 1.66%.........................................    1,848,639
                                                                  ------------
            NET ASSETS (equivalent
             to $10.36 per share on
             10,757,636 shares
             outstanding) - 100% ................................ $111,427,830
                                                                  ============

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  10,757,636 shares outstanding ................................ $     107,576
Additional paid in capital .....................................   107,527,062
Accumulated net realized loss on securities ....................    (1,451,447)
Undistributed net investment income ............................        66,143
Unrealized appreciation of investments .........................     5,178,496
                                                                 -------------
NET ASSETS APPLICABLE TO
  SHARES OUTSTANDING ........................................... $ 111,427,830
                                                                 =============

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
72        GOVERNMENT SECURITIES FUND - FINANCIAL STATEMENTS (Unaudited)
================================================================================

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998



INVESTMENT INCOME:
Interest ...........................................................................   $3,076,031
                                                                                       ----------

EXPENSES:
Advisory fees ......................................................................      255,786
Custodian and accounting services ..................................................       11,756
Reports to shareholders ............................................................        8,575
Audit fees and tax services ........................................................        1,625
Directors' fees and expenses .......................................................        1,325
Miscellaneous ......................................................................        2,786
                                                                                       ----------
  Total expenses ...................................................................      281,853
                                                                                       ----------
NET INVESTMENT INCOME ..............................................................    2,794,178
                                                                                       ----------

REALIZED AND UNREALIZED GAIN ON SECURITIES:
Net realized gain on:
  Investments ........................................................  $   52,463
  Futures contracts ..................................................     230,297        282,760
                                                                        ----------
Net unrealized appreciation during the period:
  Investments ........................................................   2,162,474
  Futures contracts ..................................................         133      2,162,607
                                                                        ----------     ----------
  Net realized and unrealized gain on securities during the period ...................  2,445,367
                                                                                       ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................................... $5,239,545
                                                                                       ==========


STATEMENT OF CHANGES IN NET ASSETS

                                                                             For the            For the
                                                                        six months ended   fiscal year ended
                                                                       November 30, 1998      May 31, 1998
                                                                       -----------------   -----------------

OPERATIONS:
Net investment income .............................................     $   2,794,178        $   5,097,779
Net realized gain on securities ...................................           282,760              358,401
Net unrealized appreciation of securities during the period .......         2,162,607            3,271,061
                                                                        -------------        -------------
   Increase in net assets resulting from operations ...............         5,239,545            8,727,241
                                                                        -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................        (2,775,508)          (5,081,964)
                                                                        -------------        -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ..................................        32,249,130           17,280,167
Proceeds from capital stock issued for distributions reinvested ...         2,775,508            5,081,964
                                                                        -------------        -------------
                                                                           35,024,638           22,362,131
Cost of capital stock repurchased .................................       (18,181,062)         (17,713,793)
                                                                        -------------        -------------
  Increase  in net assets resulting from capital
   stock transactions .............................................        16,843,576            4,648,338
                                                                        -------------        -------------
TOTAL INCREASE IN NET ASSETS ......................................        19,307,613            8,293,615

NET ASSETS:
Beginning of period ...............................................        92,120,217           83,826,602
                                                                        -------------        -------------
End of period (including undistributed net investment income
  of $66,143 and $47,473) .........................................     $ 111,427,830        $  92,120,217
                                                                        =============        ==============
CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ......................................         3,124,242            1,716,427
Shares issued for distributions reinvested ........................           269,549              509,952
Shares of capital stock repurchased ...............................        (1,765,652)          (1,769,096)
                                                                        -------------        -------------
  Increase in shares outstanding ..................................         1,628,139              457,283
Shares outstanding:
  Beginning of period .............................................         9,129,497            8,672,214
                                                                        -------------        -------------
  End of period ...................................................        10,757,636            9,129,497
                                                                        =============        =============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
            INTERNATIONAL GOVERNMENT BOND FUND - INVESTMENT PORTFOLIO
November 30, 1998 (Unaudited)                                                 73
================================================================================


   PAR                                                                MARKET
   VALUE                                                              VALUE
-----------                                                        -----------
               GOVERNMENT BONDS - 83.84%

               AUSTRALIA - 1.09%
               Commonwealth:
  A$ 500,000    9.75% due 3/15/02................................  $  362,756
  A$ 500,000    9.00% due 9/15/04................................     379,712
  A$ 500,000    8.75% due 1/15/01................................     340,556
  A$ 500,000    7.50% due 7/15/05................................     359,982
  A$ 500,000    7.50% due 9/15/09................................     376,067
                                                                    ----------
                                                                     1,819,073
                                                                    ----------

              AUSTRIA - 2.75%
              Republic of Austria:
DM 1,000,000   7.25% due 5/3/07..................................     712,370
As 2,000,000   7.125% due 7/12/04................................     193,975
As 1,500,000   7.00% due 2/14/00................................      130,776
As 2,200,000   7.00% due 1/20/03................................      207,105
As 2,000,000   7.00% due 5/16/05................................      195,400
As 2,000,000   6.875% due 4/19/02................................     184,507
As 2,000,000   6.50% due 11/17/05................................     191,881
As 6,000,000   6.25% due 5/31/06................................      571,344
As 3,000,000   5.625% due 7/15/07................................     276,509
As 2,000,000   5.50% due 1/18/04................................      180,566
Ff11,000,000   5.50% due 1/18/04................................    2,082,908
Y.     100MM   4.75% due 12/20/04...............................    1,001,421
Y.      50MM   4.50% due 9/28/05................................      503,754
As 3,000,000   4.375% due 2/28/02...............................      257,656
                                                                   ----------
                                                                    6,690,172
                                                                   ----------

              BELGIUM - 3.58%
              Kingdom of Belgium:
Bf 10,000,000  8.75% due 6/25/02.................................     334,686
Bf 10,000,000  8.00% due 12/24/12................................     390,529
Bf 10,000,000  8.00% due 3/28/15.................................     396,531
Bf 10,000,000  7.75% due 12/22/00................................     310,223
Bf 25,000,000  7.75% due 10/15/04................................     860,078
Bf 20,000,000  7.50% due 7/29/08.................................     716,984
Bf 15,000,000  7.00% due 5/15/06.................................     509,574
Bf 20,000,000  6.50% due 3/31/05.................................     653,940
Bf 20,000,000  6.25% due 3/28/07.................................     655,140
Bf 20,000,000  5.00% due 3/28/01.................................     591,695
Bf 20,000,000  4.00% due 1/22/00.................................     575,588
                                                                   ----------
                                                                    5,994,968
                                                                   ----------
              CANADA - 4.27%
              Government of Canada:
  C$ 550,000   9.50% due 6/1/10..................................     497,442

   PAR                                                                MARKET
   VALUE                                                              VALUE
-----------                                                        -----------

              CANADA - CONTINUED
C $  500,000   9.00% due 12/1/04.................................  $  395,877
C $  500,000   9.00% due 6/1/25..................................     494,378
C $1,000,000   8.75% due 12/1/05.................................     800,236
C $1,000,000   8.50% due 4/1/02..................................     727,216
C $1,000,000   8.00% due 6/1/23..................................     891,440
C $  500,000   7.50% due 9/1/00..................................     341,709
C $1,000,000   7.50% due 3/1/01..................................     691,145
C $1,000,000   7.25% due 6/1/03..................................     716,510
C $1,000,000   7.00% due 12/1/06.................................     741,200
C $  500,000   6.50% due 6/1/04..................................     352,260
C $  750,000   5.50% due 2/1/00..................................     494,971
                                                                   ----------
                                                                    7,144,384
                                                                   ----------
              DENMARK - 2.35
              Kingdom of Denmark:
DK 5,000,000   8.00% due 11/15/01................................     860,289
DK 2,500,000   8.00% due 5/15/03.................................     449,411
DK 3,000,000   8.00% due 3/15/06.................................     571,763
DK 5,500,000   7.00% due 12/15/04................................     982,222
DK 1,250,000   7.00% due 11/10/24................................     243,991
DK 5,000,000   6.00% due 11/15/02................................     830,361
                                                                   ----------
                                                                    3,938,037
                                                                   ----------

              FINLAND - 2.44%
              Republic of Finland:
FIM 2,000,000  10.00% due 9/15/01................................     453,458
FIM 3,000,000  9.50% due 3/15/04.................................     737,238
FIM 3,000,000  7.25% due 4/18/06.................................     697,127
Ff  5,000,000  7.00% due 6/15/04.................................   1,013,433
Y.      100MM  6.00% due 1/29/02.................................     952,719
FIM 1,000,000  6.00% due 4/25/08.................................     219,870
                                                                   ----------
                                                                    4,073,845
                                                                   ----------

              FRANCE - 4.60%
              Government of France:
Ff 4,600,000   9.50% due 1/25/01.................................     910,588
Ff 3,500,000   8.50% due 11/25/02................................     726,860
Ff 1,500,000   8.50% due 12/26/12................................     377,162
Ff 7,000,000   6.75% due 10/25/03................................   1,399,828
Ff 2,000,000   6.50% due 10/25/06................................     412,888
Ff 8,500,000   6.00% due 10/25/25................................   1,733,108
Ff 2,000,000   5.50% due 4/25/04.................................     384,413
Ff 4,000,000   5.50% due 4/25/07.................................     779,371
Ff 3,000,000   5.50% due 4/25/29.................................     579,703


              FRANCE - Continued
Ff 2,000,000   5.25% due 4/25/08.................................  $  383,534
                                                                   ----------
                                                                    7,687,455
                                                                   ----------

              GERMANY - 10.64%
              Federal Republic of Germany:
DM 2,000,000   7.50% due 9/9/04..................................   1,404,344
DM 3,100,000   7.125% due 12/20/02...............................   2,074,585
DM 3,000,000   6.50% due 3/15/00.................................   1,837,897
DM 3,000,000   6.50% due 7/15/03.................................   1,985,735
DM 3,000,000   6.50% due 10/14/05................................   2,043,385
DM 1,000,000   6.25% due 4/26/06.................................     676,413
DM 2,000,000   6.25% due 1/4/24..................................   1,415,898
DM 1,000,000   6.00% due 1/5/06..................................     663,916
DM 3,000,000   6.00% due 1/4/07..................................   2,007,309
DM 2,000,000   6.00% due 6/20/16.................................   1,403,755
DM 3,750,000   4.50% due 8/19/02.................................   2,287,202
                                                                   ----------
                                                                   17,800,439
                                                                   ----------

              IRELAND - 0.66%
              Republic of Ireland:
 Ilb 100,000   8.25% due 8/18/15.................................     206,537
 Ilb 100,000   8.00% due 8/18/06.................................     183,539
 Ilb 150,000   6.50% due 10/18/01................................     237,517
 Ilb 150,000   6.25% due 4/1/99..................................     221,544
 Ilb 150,000   6.25% due 10/18/04................................     247,075
                                                                   ----------
                                                                    1,096,212
                                                                   ----------

              ITALY - 9.77%
              Republic of Italy:
 Lit 1,000MM   12.00% due 6/1/01.................................     711,951
 Lit 1,000MM   12.00% due 1/1/02.................................     737,610
 Lit 1,000MM   10.50% due 7/15/00................................     659,265
 Lit   500MM   10.50% due 4/1/05.................................     404,495
 Lit   500MM   10.50% due 9/1/05.................................     409,912
 Lit 3,400MM   10.00% due 8/1/03.................................   2,554,023
 Lit   500MM   9.50% due 1/1/05..................................     384,878
 Lit   500MM   9.50% due 2/1/06..................................     396,487
 Lit 2,000MM   9.00% due 11/1/23.................................   1,845,513
 Lit 1,000MM   8.50% due 4/1/04..................................     726,775
 Lit 1,500MM   8.50% due 8/1/04..................................   1,096,324
 Lit 1,000MM   7.75% due 9/15/01.................................     660,872
 Lit 1,500MM   6.75% due 2/1/07..................................   1,047,031
 Lit   500MM   6.25% due 3/1/02..................................     321,566
 Lit 2,000MM   5.75% due 9/15/02.................................   1,279,000
 Lit 3,000MM   5.50% due 9/15/00.................................   1,848,757


================================================================================
       INTERNATIONAL GOVERNMENT BOND FUND - INVESTMENT PORTFOLIO CONTINUED
74                                                 November 30, 1998 (Unaudited)
================================================================================

      PAR                                                              MARKET
     VALUE                                                             VALUE
------------------                                                 -----------
                    ITALY - CONTINUED
      Lit 2,000MM    5.00% due 5/1/08............................ $  1,266,617
                                                                  ------------
                                                                    16,351,076
                                                                  ------------
                   JAPAN - 19.49%
                   Government of Japan:
     Y.     250MM   6.60% due 6/20/01............................    2,345,576
     Y.     105MM   6.00% due 12/20/01...........................      993,665
     Y.     365MM   5.50% due 3/20/02............................    3,442,317
     Y.     120MM   5.00% due 12/20/02...........................    1,143,994
     Y.     100MM   5.00% due 9/21/09............................    1,116,940
     Y.     100MM   5.00% due 3/20/15............................    1,192,322
     Y.     127MM   4.50% due 6/20/03............................    1,205,985
     Y.      75MM   4.50% due 12/20/04...........................      738,738
     Y.     150MM   4.40% due 9/22/03............................    1,428,166
     Y.     200MM   4.20% due 9/21/15............................    2,206,039
     Y.     150MM   4.10% due 6/21/04............................    1,434,375
     Y.     100MM   3.90% due 6/21/04............................      947,321
     Y.     100MM   3.80% due 9/20/16............................    1,059,773
     Y.     250MM   3.50% due 3/21/16............................    2,553,348
     Y.     100MM   3.30% due 6/20/06............................      946,266
     Y.     200MM   3.20% due 3/20/06............................    1,874,351
     Y.     250MM   3.00% due 9/20/05............................    2,301,339
     Y.     150MM   2.90% due 12/20/05...........................    1,376,055
     Y.     100MM   2.70% due 3/20/07............................      917,175
     Y.     150MM   2.00% due 12/20/07...........................    1,312,232
     Y.     250MM   1.10% due 10/22/01...........................    2,064,083
                                                                  ------------
                                                                    32,600,060
                                                                  ------------

                   NETHERLANDS - 4.09%
                   Government of the Netherlands:
     NG 1,000,000   8.75% due 9/15/01............................      595,017
     NG   500,000   8.25% due 2/15/02............................      298,293
     NG   500,000   8.25% due 6/15/02............................      301,430
     NG   500,000   8.25% due 2/15/07............................      336,462
     NG 1,500,000   7.75% due 3/1/05.............................      951,740
     NG   500,000   7.50% due 4/15/10............................      338,422
     NG   750,000   7.50% due 1/15/23............................      540,770
     NG 2,000,000   6.50% due 4/15/03............................    1,165,460
     NG 1,500,000   6.00% due 1/15/06............................      883,898
     NG 2,000,000   5.75% due 1/15/04............................    1,145,591
     NG   500,000   5.75% due 2/15/07............................      292,934
                                                                  ------------
                                                                     6,850,017
                                                                  ------------

      PAR                                                             MARKET
     VALUE                                                            VALUE
------------------                                                 -----------


                   PORTUGAL - 0.92%
                   Republic Of Portugal:
    Ff  3,000,000   6.625% due 5/13/08...........................  $   619,396
    PTE75,000,000   5.375% due 6/23/08...........................      466,741
    PTE75,000,000   4.812% due 4/23/03...........................      448,508
                                                                   -----------
                                                                     1,534,645
                                                                   -----------

                   SPAIN - 4.62%
                   Government of Spain:
     Pst     50MM   10.50% due 10/30/03...........................     449,827
     Pst    100MM   10.30% due 6/15/02............................     845,307
     Pst     50MM   10.00% due 2/28/05............................     460,218
     Pst     70MM   8.20% due 2/28/09.............................     635,456
     Pst     80MM   8.00% due 5/30/04.............................     668,292
     Ff 2,000,000   6.50% due 6/20/01.............................     376,810
     Pst    236MM   6.00% due 1/31/08.............................   1,845,670
     Pst    100MM   6.00% due 1/31/29.............................     782,979
     Pst     67MM   5.25% due 1/31/03.............................     496,588
     Pst    163MM   5.00% due 1/31/01.............................   1,165,247
                                                                   -----------
                                                                     7,726,394
                                                                   -----------

                   SWEDEN - 2.23%
                   Kingdom of Sweden:
     SK 3,000,000   10.25% due 5/5/00............................      401,340
     SK 6,000,000   10.25% due 5/5/03............................      923,593
     SK 3,000,000   9.00% due 4/20/09............................      508,688
     SK 3,000,000   8.00% due 8/15/07............................      466,559
      C $ 500,000   6.75% due 12/31/01...........................      341,738
     SK 2,000,000   6.50% due 10/25/06...........................      281,671
     SK 6,000,000   6.00% due 2/9/05.............................      809,587
                                                                   -----------
                                                                     3,733,176
                                                                   -----------
                   SWITZERLAND - 0.70%
                   Government of Switzerland:
      Chf 500,000   4.50% due 7/8/02.............................      391,463
      Chf 500,000   4.50% due 4/8/06.............................      413,056
      Chf 500,000   4.00% due 4/8/28.............................      370,973
                                                                   -----------
                                                                     1,175,492
                                                                   -----------

                   UNITED KINGDOM - 6.95%
                   Government of United Kingdom:
      L   250,000   9.75% due 8/27/02............................      477,722
      L   400,000   9.00% due 10/13/08...........................      881,202
      L   250,000   9.00% due 7/12/11............................      577,720
      L   750,000   8.75% due 8/25/17............................    1,864,290
      L   500,000   8.50% due 12/7/05............................    1,004,514

       PAR                                                             MARKET
      VALUE                                                            VALUE
------------------                                                 -----------
                     UNITED KINGDOM - CONTINUED
      L    500,000   8.00% due 9/25/09...........................  $ 1,030,906
      L    500,000   8.00% due 12/7/15...........................    1,149,006
      L    750,000   8.00% due 6/7/21............................    1,829,033
      L  1,000,000   7.50% due 12/7/06...........................    1,947,999
      L    500,000   7.00% due 11/6/01...........................      868,023
                                                                   -----------
                                                                    11,630,415
                                                                   -----------

                    UNITED STATES - 1.45%
      DM 4,000,000  Federal National Mortgage Association,
                    5.00% due 2/16/01............................    2,433,022
                                                                   -----------


                   TOTAL GOVERNMENT BONDS
                   (Cost $133,207,822)...........................  140,278,882
                                                                   -----------

                   SUPRANATIONAL - 5.95%
     Ff  1,600,000  Eurofima:
                    9.25% due 12/18/03...........................      349,785
                   European Investment Bank:
     Lit   1,100MM   10.50% due 2/7/02...........................      787,047
     L     250,000   9.00% due 5/14/02...........................      455,660
     Ff  2,000,000   6.125% due 10/8/04..........................      391,971
     L   1,000,000   6.00% due 11/26/04..........................    1,705,118
     Y.      100MM   4.625% due 2/26/03..........................      949,675
     L 100,000,000   3.00% due 9/20/06...........................      932,427
                    International Bank for
                    Reconstruction & Development:
     Lit     150MM  10.80% due 11/13/01..........................      106,902
     Lit     200MM  9.45% due 8/11/03............................      147,046
     L     400,000  9.25% due 7/20/07............................      833,384
     Y.      250MM  5.25% due 3/20/02............................    2,350,092
     Y.      100MM  4.50% due 3/20/03............................      948,154
                                                                   -----------

                   TOTAL SUPRANATIONAL
                   (Cost $10,124,302)............................    9,957,261
                                                                   -----------

                   CORPORATE BONDS - 4.18%

                   FRANCE - 3.94%
                   Credit Local de France:
    Lit   1,000MM   9.00% due 6/14/01............................      670,487
    Ff  5,000,000   8.875% due 6/10/02...........................    1,025,621
    Ff  8,000,000   6.25% due 9/27/05............................    1,588,976
    Ff  4,000,000   6.00% due 11/15/01...........................      747,029
    Ff 10,000,000  Elf Aquitaine SA,
                    7.125% due 8/11/03...........................    1,990,614

================================================================================
       INTERNATIONAL GOVERNMENT BOND FUND - INVESTMENT PORTFOLIO CONTINUED
November 30, 1998 (Unaudited)                                                 75
================================================================================

     PAR                                                              MARKET
     VALUE                                                            VALUE
------------------                                                ------------

                    FRANCE - CONTINUED
       FF3,000,000  Toyota Motor Credit,
                     6.25% due 4/11/02........................... $    565,216
                                                                  ------------
                                                                     6,587,943
                                                                  ------------

                    UNITED KINGDOM - 0.25%
         L 250,000  Sudwestdeutsche Lbank Cap,
                     0.00% due...................................      412,156
                                                                  ------------

                    TOTAL CORPORATE BONDS
                    (Cost $7,391,954)............................    7,000,099
                                                                  ------------

                    TOTAL INVESTMENTS
                    (Cost $150,724,078) - 93.98%.................  157,236,242
                    Other assets less liabilities,
                    net - 6.02%..................................   10,075,800
                                                                  ------------
                    NET ASSETS (equivalent
                    to $12.50 per share on
                    13,382,708 shares
                    outstanding) - 100%.......................... $167,312,042
                                                                  ============

SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
76    INTERNATIONAL GOVERNMENT BOND FUND - FINANCIAL STATEMENTS (Unaudited)
================================================================================


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1998



ASSETS:
Investments (cost $150,724,078) .........................................     $157,236,242
Cash ....................................................................          955,982
Foreign currencies ......................................................        1,907,707

Receivables:
  Investment securities sold ............................................          457,120
  Investment income .....................................................        3,780,122
  Capital stock sold ....................................................        3,159,291
  Foreign withholding taxes .............................................           20,415
Prepaid expenses ........................................................            1,483
                                                                              ------------
  Total assets ..........................................................      167,518,362
                                                                              ------------

LIABILITIES:
Advisory fees ...........................................................          139,491
Foreign tax withholding .................................................           37,278
Shareholder reports .....................................................           14,503
Custodian fees ..........................................................            5,526
Other liabilities .......................................................            9,522
                                                                              ------------
  Total liabilities .....................................................          206,320
                                                                              ------------
NET ASSETS APPLICABLE TO CAPITAL
  SHARES OUTSTANDING ....................................................     $167,312,042
                                                                              ------------
NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
  1,000,000,000 shares authorized,
  13,382,708 at 11/30/98 and 13,645,599 at 5/31/98 shares outstanding ...     $    133,827
Additional paid in capital ..............................................      158,190,288
Accumulated net realized gain on securities .............................          783,420
Undistributed net investment income .....................................        1,628,030
Unrealized appreciation of:
  Investments ...........................................................        6,512,164
  Foreign currency transactions .........................................           64,313
                                                                              ------------
TOTAL NET ASSETS APPLICABLE TO CAPITAL
  SHARES OUTSTANDING ....................................................     $167,312,042
                                                                              ============

STATEMENT OF OPERATIONS
For the six months ended November 30, 1998

INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $45,345) .......................    $  3,924,225
                                                                                  ------------
EXPENSES:
Advisory fees ................................................................         396,707
Custodian and accounting services ............................................          18,240
Reports to shareholders ......................................................          13,014
Audit fees and tax services ..................................................           2,215
Directors' fees and expenses .................................................           2,243
Miscellaneous ................................................................           5,908
                                                                                  ------------
  Total expenses .............................................................         438,327
                                                                                  ------------
NET INVESTMENT INCOME ........................................................       3,485,898
                                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON SECURITIES
AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments ..................................................  $  (263,729)
  Foreign currency translation .................................       61,786
  Futures contracts ............................................      326,660          124,717
                                                                 ------------
Net unrealized appreciation (depreciation) during the year:
  Securities ...................................................   13,071,652
  Foreign currency transactions ................................       83,756
  Futures contracts ............................................     (214,063)      12,941,345
                                                                 ------------     ------------
   Net realized and unrealized gain on securities and
     foreign currencies during the period .....................................     13,066,062
                                                                                  ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................   $ 16,551,960
                                                                                  ============

================================================================================
       INTERNATIONAL GOVERNMENT BOND FUND - FINANCIAL STATEMENTS CONTINUED    77
================================================================================


STATEMENT OF CHANGES IN NET ASSETS

                                                                          For the            For the
                                                                    six months ended    fiscal year ended
                                                                     November 30, 1998    May 31, 1998
                                                                     -----------------  -----------------

OPERATIONS:
Net investment income .............................................     $   3,485,898      $   7,923,140
Net realized gain (loss) on securities and
  foreign currency transactions ...................................           124,717         (3,852,314)
Net unrealized appreciation of securities and
  translation of foreign currencies during the period .............        12,941,345            241,624
                                                                        -------------      -------------
   Increase in net assets resulting from operations ...............        16,551,960          4,312,450
                                                                        -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income .............................................        (2,319,997)        (3,034,869)
Net realized gain on securities ...................................                --           (136,607)
                                                                        -------------      -------------
  Decrease in net assets resulting from distributions
   to shareholders ................................................        (2,319,997)        (3,171,476)
                                                                        -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ..................................        35,386,864         30,361,915
Proceeds from capital stock issued for distributions reinvested ...         2,319,997          3,171,476
                                                                        -------------      -------------
                                                                           37,706,861         33,533,391
Cost of capital stock repurchased .................................       (40,409,665)       (56,600,279)
                                                                        -------------      -------------
  Decrease in net assets resulting from
   capital stock transactions .....................................        (2,702,804)       (23,066,888)
                                                                        -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...........................        11,529,159        (21,925,914)

NET ASSETS:
Beginning of period ...............................................       155,782,883        177,708,797
                                                                        -------------      -------------
End of period (including undistributed net investment income
  of $1,628,030 and $462,129) .....................................     $ 167,312,042      $ 155,782,883
                                                                        =============      =============

CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold ......................................         2,919,958          2,685,573
Shares issued for distributions reinvested ........................           188,737            279,556
Shares of capital stock repurchased ...............................        (3,371,586)        (4,999,093)
                                                                        -------------      -------------
  Decrease in shares outstanding ..................................          (262,891)        (2,033,964)
Shares outstanding:
  Beginning of period .............................................        13,645,599         15,679,563
                                                                        -------------      -------------
  End of period ...................................................        13,382,708         13,645,599
                                                                        =============      =============


SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                   MONEY MARKET FUND - STATEMENT OF NET ASSETS

78                                                 November 30, 1998 (Unaudited)
================================================================================

    PAR                                                              MARKET
   VALUE                                                             VALUE
------------                                                      ------------
            CORPORATE SHORT TERM
            COMMERCIAL PAPER - 85.96%

            AEROSPACE/DEFENSE - 0.95%
$2,200,000  Lockheed Martin Corp.,
              5.60% due 02/16/1999...........................    $  2,173,649
                                                                 ------------

            BEVERAGE - SOFT DRINKS - 0.69%
 1,577,000  Coca Cola Co.,
              5.07% due 12/15/1998...........................       1,573,891
                                                                 ------------

            CHEMICAL - MAJOR - 3.30%
            E.I. du Pont de Nemours and Co.:
 2,700,000    5.19% due 12/08/1998...........................       2,697,275
 1,300,000    5.10% due 01/13/1999...........................       1,292,081
 1,050,000    4.98% due 01/26/1999...........................       1,036,928
 2,584,000    4.94% due 03/04/1999...........................       2,550,014
                                                                 ------------
                                                                    7,576,298
                                                                 ------------

            CONSUMER FINANCE - 15.81%
            Associates Corp. of North America:
 1,500,000    7.82% due 10/21/1999...........................       1,537,630
 1,000,000    6.38% due 08/15/1999...........................       1,008,336
 1,800,000    5.20% due 12/23/1998...........................       1,794,280
 1,500,000    5.14% due 02/19/1999...........................       1,482,867
 3,858,000    5.09% due 02/26/1999...........................       3,810,543
            Commercial Credit Co.:
 2,300,000    5.25% due 02/10/1999...........................       2,276,185
 1,072,000    5.17% due 02/02/1999...........................       1,062,301
 4,000,000    5.09% due 12/14/1998...........................       3,992,648
 2,848,000    5.08% due 12/09/1998...........................       2,844,785
            Countrywide Home Loans:
 2,200,000    5.20% due 01/27/1999...........................       2,181,887
 3,000,000    5.20% due 01/29/1999...........................       2,974,433
 1,300,000    5.20% due 02/05/1999...........................       1,287,607
            Sears Roebuck Acceptance Corp.:
 1,000,000    6.54% due 05/06/1999...........................       1,004,497
 3,000,000    5.20% due 01/22/1999...........................       2,977,467
   650,000    5.15% due 03/02/1999...........................         641,538
   940,000    5.06% due 01/26/1999...........................         932,601
 1,300,000    5.07% due 03/22/1999...........................       1,279,678
 1,400,000    5.00% due 02/24/1999...........................       1,383,472
 1,800,000    5.00% due 03/08/1999...........................       1,775,750
                                                                 ------------
                                                                   36,248,505
                                                                 ------------

    PAR                                                             MARKET
   VALUE                                                            VALUE
------------                                                     ------------
            DRUGS - 0.97%
$2,228,000  Schering Corp.,
              5.00% due 12/02/1998...........................    $  2,227,691
                                                                 ------------

            ELECTRICAL EQUIPMENT - 0.65%
 1,500,000  General Electric Co.,
              5.15% due 12/01/1998...........................       1,500,000
                                                                 ------------

            ENTERTAINMENT - 6.02%
            Mattel Inc.:
 3,500,000    5.37% due 12/10/1998...........................       3,495,301
 3,000,000    5.28% due 12/21/1998...........................       2,991,200
            Walt Disney:
 1,600,000    5.13% due 01/12/1999...........................       1,590,424
 4,000,000    5.08% due 01/05/1999...........................       3,980,244
 1,770,000    5.00% due 02/17/1999...........................       1,750,825
                                                                 ------------
                                                                   13,807,994
                                                                 ------------

            FINANCE COMPANIES - 21.13%
 1,957,000  Bell Atlantic Financial Services Inc.,
              5.35 % due 0.00 12/01/1998....   1,957,000
 2,000,000  Caterpillar Financial Service Corp,
              6.80% due 06/15/1999...........................       2,011,155
            Ciesco L P:
 1,200,000    5.20% due 12/01/1998...........................       1,200,000
 2,000,000    5.20% due 12/04/1998...........................       1,999,133
 2,000,000    5.15% due  01/06/1999..........................       1,989,700
 2,500,000    5.13% due  01/20/1999..........................       2,482,205
            CIT Group Holdings Inc.:
 2,000,000    6.13% due 01/14/1999...........................       2,001,115
 1,000,000    5.33% due 12/14/1998...........................         998,075
 1,200,000    5.10% due 12/28/1998...........................       1,195,410
 1,500,000    5.07% due 12/24/1998...........................       1,495,141
 1,825,000    5.03% due 12/16/1998...........................       1,821,175
 2,400,000    5.00% due  02/01/1999..........................       2,379,333
 2,500,000  Ford Motor Credit Co.,
              5.03% due  01/28/1999..........................       2,479,740
            Ford Motor Credit Europe:
 1,700,000    5.05% due 01/19/1999...........................       1,688,315
 2,000,000    5.03% due 02/03/1999...........................       1,982,116
 1,592,000    5.02% due 01/21/1999...........................       1,580,678
 2,068,000    5.02% due 02/04/1999...........................       2,049,256
            General Electric Capital Corp.:
 2,000,000    5.13% due  02/22/1999..........................       1,976,345
 1,900,000    5.04% due  03/29/1999..........................       1,868,612


    PAR                                                             MARKET
   VALUE                                                            VALUE
------------                                                     ------------
            FINANCE COMPANIES - Continued
            General Electric Capital Services:
$1,600,000    5.33% due 12/21/1998...........................    $  1,595,262
 2,300,000    5.06% due 02/08/1999...........................       2,277,694
   900,000    5.03% due  02/10/1999..........................         891,072
            General Motors Acceptance Corp.:
 2,250,000    8.40% due 10/15/1999...........................       2,314,312
 1,560,000    7.38% due 05/26/1999...........................       1,571,826
   750,000    6.50% due 04/16/1999...........................         751,673
 1,000,000    6.45% due 05/24/1999...........................       1,004,895
   900,000    5.18% due 01/05/1999...........................         895,467
 1,500,000    5.18% due 01/27/1999...........................       1,487,698
   500,000  International Lease Finance Corp.,
              6.63% due 04/01/1999...........................         502,338
                                                                 ------------
                                                                   48,446,741
                                                                 ------------

            FOODS - 4.31%
            Archer Daniels Midland Co.:
 3,000,000    5.43% due 12/03/1998...........................       2,999,095
 2,500,000    5.43% due 12/03/1998...........................       2,499,246
 2,000,000    4.93% due 02/25/1999...........................       1,976,446
 2,409,000  Kellogg Co.,
              5.16% due 12/22/1998...........................       2,401,749
                                                                 ------------
                                                                    9,876,536
                                                                 ------------
            HOSPITAL SUPPLIES - 1.70%
            Abbott Labs:
 3,000,000    4.88% due 12/30/1998...........................       2,988,207
   922,000    4.76% due 12/28/1998...........................         918,708
                                                                 ------------
                                                                    3,906,915
                                                                 ------------
            HOUSEHOLD PRODUCTS - 0.87%
 2,000,000  Colgate-Palmolive Co.,
              5.15% due 12/11/1998...........................       1,997,139
                                                                 ------------
            INFORMATION PROCESSING -
            COMPUTER HARDWARE SYSTEMS - 2.17%
            IBM Corp.:
 2,000,000    5.20% due 12/09/1998...........................       1,997,688
 3,000,000    5.05% due 01/07/1999...........................       2,984,429
                                                                 ------------
                                                                    4,982,117
                                                                 ------------
            INFORMATION PROCESSING -
            DATA SERVICES- 0.87%
 2,000,000  International Business Machine Corp.,
              5.12% due 12/29/1998...........................       1,992,036
                                                                 ------------

===============================================================================
              MONEY MARKET FUND - STATEMENT OF NET ASSETS continued

November 30, 1998 (Unaudited)                                                79
===============================================================================

    PAR                                                             MARKET
   VALUE                                                            VALUE
------------                                                     ------------
            INSURANCE - MULTILINE - 3.38%
            Marsh & McLennan Companies Inc.:
$2,500,000    5.23% due 12/17/1998...........................    $  2,494,189
 3,348,000    5.18% due 03/24/1999...........................       3,293,563
 2,000,000    5.06% due 03/26/1999...........................       1,967,672
                                                                 ------------
                                                                    7,755,424
                                                                 ------------

            MACHINERY - INDUSTRIAL/SPECIALTY - 2.17%
            Dover Corp.:
 2,500,000    5.22% due 01/15/1999...........................       2,483,688
 2,500,000    5.18% due 01/04/1999...........................       2,487,769
                                                                 ------------
                                                                    4,971,457
                                                                 ------------

            MERCHANDISE - SPECIALTY - 1.08%
 2,500,000  Fortune Brands,
              5.30% due 01/11/1999...........................       2,484,910
                                                                 ------------

            OIL - INTEGRATED DOMESTIC - 0.86%
 2,000,000  Atlantic Richfield Co.,
              4.95% due 04/05/1999...........................       1,965,625
                                                                 ------------

            OIL - INTEGRATED INTERNATIONAL - 1.18%
 2,705,000  Shell Oil Co.,
              6.95% due 12/15/1998...........................       2,706,273
                                                                 ------------

            SECURITIES RELATED - 12.59%
            Bear Stearns Co. Inc.:
 1,000,000    6.08% due 10/06/1999...........................       1,006,779
 3,000,000  Floating rate note due 06/07/1999,
              5.56188% at 11/30/98...........................       3,000,000
 2,000,000  Floating rate note due 04/06/1999,
              5.2525% at 11/30/98............................       2,000,000
 3,000,000  Floating rate note due 04/30/1999,
              5.15969% at 11/30/98...........................       3,000,000
            Merrill Lynch & Co. Inc.:
   650,000    5.44% due 12/11/1998...........................         649,018
   400,000    5.18% due 01/15/1999...........................         397,410
   900,000    5.16% due 03/11/1999...........................         887,100
 1,300,000    5.16% due 03/15/1999...........................       1,280,621
 2,000,000    5.16% due 03/16/1999...........................       1,969,900
   350,000    5.13% due 01/04/1999...........................         348,304
   225,000    5.13% due 01/29/1999...........................         223,108
   305,000    5.13% due 03/19/1999...........................         300,306
 1,025,000    5.07% due 01/15/1999...........................       1,018,504
 2,500,000    5.06% due 01/25/1999...........................       2,480,674


    PAR                                                             MARKET
   VALUE                                                            VALUE
------------                                                     ------------
            Morgan Stanley, Dean Witter, Discover:
$3,000,000    5.63% due 03/01/1999...........................    $  2,999,072
 2,500,000    5.35% due 01/11/1999...........................       2,484,767
   850,000    5.35% due 01/12/1999...........................         844,695
 2,000,000    5.29% due 02/26/1999...........................       1,974,432
 1,300,000    5.10% due 02/12/1999...........................       1,286,556
   725,000    5.08% due 02/05/1999...........................         718,248
                                                                 ------------
                                                                   28,869,494
                                                                 ------------

            UTILITIES - COMMUNICATION - 5.26%
            BellSouth Telecomm:
 4,119,000    5.07% due 02/23/1999...........................       4,070,272
   368,000    5.00% due 01/27/1999...........................         365,087
            GTE Corp.:
 1,900,000    5.50% due 02/09/1999...........................       1,879,681
 1,600,000    5.47% due 02/12/1999...........................       1,582,253
 1,700,000    5.40% due  01/26/1999..........................       1,685,720
 2,500,000    5.40% due 02/11/1999...........................       2,473,000
                                                                 ------------
                                                                   12,056,013
                                                                 ------------

            TOTAL CORPORATE SHORT TERM
            COMMERCIAL PAPER
            (Cost $197,118,708)..............................     189,118,708
                                                                 ------------

            FOREIGN GOVERNMENT BONDS - 0.54%

            CANADA - 0.54%
 1,250,000  British Columbia Province,
              5.02% due 12/21/1998...........................       1,246,514
                                                                 ------------

            TOTAL FOREIGN GOVERNMENT BONDS
            (Cost $1,246,514)...........................            1,246,514
                                                                 ------------

            UNITED STATES GOVERNMENT
            SHORT TERM - 13.03%
 1,000,000  Federal  Farm Credit  Bank,
              5.50% due 04/01/1999...........................         999,428
            Federal Home Loan Bank:
 1,000,000    5.60% due 03/10/1999...........................       1,000,014
 1,000,000    5.56% due 03/25/1999...........................         999,664
 1,000,000    5.50% due 03/26/1999...........................         999,669
 1,000,000    5.48% due 12/07/1998...........................         999,980
 2,000,000    5.09% due 11/05/1999...........................       2,000,000
 3,000,000    5.03% due 10/29/1999...........................       3,000,000


    PAR                                                             MARKET
   VALUE                                                            VALUE
------------                                                     ------------
            UNITED STATES GOVERNMENT
            SHORT TERM-Continued
            Federal Home Loan Mortgage Corp.:
$4,000,000    5.04% due 12/07/1998...........................    $  3,996,640
 2,000,000    5.02% due 11/05/1999...........................       2,000,000
            Federal National Mortgage Association:
 1,000,000    5.65% due 04/09/1999...........................         999,905
 1,000,000    5.63% due 05/05/1999...........................         999,622
 2,000,000    5.57% due 05/07/1999...........................       1,998,486
 2,000,000    5.29% due 12/18/1998...........................       1,995,004
 3,000,000    5.00% due 01/08/1999...........................       2,984,167
 4,946,000    4.87% due 02/05/1999...........................       4,901,840
                                                                 ------------
                                                                   29,874,419
                                                                 ------------
            TOTAL UNITED STATES GOVERNMENT
            SHORT TERM
            (Cost $29,874,419)...............................      29,874,419
                                                                 ------------

            TOTAL INVESTMENTS
            (Cost $228,239,641) - 99.53%..                        228,239,641
            Other assets less liabilities,
             net - 0.47%.....................................       1,084,524
                                                                 ------------
            NET ASSETS (equivalent
             to $1.00 per share on
             229,324,165 shares
             outstanding) - 100%.............................    $229,324,165
                                                                 ============

NET ASSETS REPRESENTED BY:
Capital stock, $.01 par value per share,
1,000,000,000 shares authorized,
  229,324,165 shares outstanding.............................       2,293,242
Additional paid in capital...................................     227,030,923
                                                                 ------------
NET ASSETS APPLICABLE TO SHARES
OUTSTANDING..................................................    $229,324,165
                                                                 ============

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
80            MONEY MARKET FUND - FINANCIAL STATEMENTS (Unaudited)
===============================================================================


STATEMENT OF OPERATIONS
For the six months ended November 30, 1998


INVESTMENT INCOME:
Interest ..................................................      $5,994,442
                                                                 ----------

EXPENSES:
Advisory fees .............................................         540,476
Custodian and accounting services .........................          24,429
Reports to shareholders ...................................          15,616
Audit fees and tax services ...............................           3,783
Directors' fees and expenses ..............................           2,631
Miscellaneous .............................................           5,892
                                                                 ----------
  Total expenses ..........................................         592,827
                                                                 ----------
NET INVESTMENT INCOME .....................................       5,401,615
                                                                 ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $5,401,615
                                                                 ==========

STATEMENT OF CHANGES IN NET ASSETS

                                                         For the            For the
                                                     six months ended   fiscal year ended
                                                     November 30, 1998    May 31, 1998
                                                     -----------------  ----------------
OPERATIONS:
Net investment income ..............................   $   5,401,615      $   7,739,732
                                                       -------------      -------------
  Increase in net assets resulting from operations..       5,401,615          7,739,732
                                                       -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................      (5,401,615)        (7,739,732)
                                                       -------------      -------------

CAPITAL STOCK TRANSACTIONS:
Proceeds from capital stock sold ...................     164,453,163        331,782,891
Proceeds from capital stock issued for
   distributions reinvested ........................       5,401,615          7,739,732
                                                       -------------      -------------
                                                         169,854,778        339,522,623
Cost of capital stock repurchased ..................    (131,506,063)      (276,671,818)
                                                       -------------      -------------
  Increase in net assets resulting from capital
    stock transactions .............................      38,348,715         62,850,805
                                                       -------------      -------------
TOTAL INCREASE IN NET ASSETS .......................      38,348,715         62,850,805

NET ASSETS:
Beginning of period ................................     190,975,450        128,124,645
                                                       -------------      -------------
End of period ......................................   $ 229,324,165      $ 190,975,450
                                                       =============      =============
CHANGE IN SHARES OUTSTANDING:
Shares of capital stock sold .......................     164,453,164        331,782,891
Shares issued for distributions reinvested .........       5,401,615          7,739,732
Shares of capital stock repurchased ................    (131,506,064)      (276,671,818)
                                                       -------------      -------------
  Increase in shares outstanding ...................      38,348,715         62,850,805
Shares outstanding:
  Beginning of period ..............................     190,975,450        128,124,645
                                                       -------------      -------------
  End of period ....................................     229,324,165        190,975,450
                                                       =============      =============


SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                   NOTES TO FINANCIAL STATEMENTS (Unaudited)                 81
===============================================================================

NOTE 1 -- ORGANIZATION
     The American General Series Portfolio Company (the "Series") consists of thirteen separate investment portfolios (the "Funds"):

     Stock Index Fund
     MidCap Index Fund
     Small Cap Index Fund
     International Equities Fund
     Growth Fund
     Growth & Income Fund
     Science & Technology Fund
     Social Awareness Fund
     Asset Allocation Fund (formerly Timed Opportunity Fund)
     Capital Conservation Fund
     Government Securities Fund
     International Government Bond Fund
     Money Market Fund

     The Series is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. Each Fund is diversified with the exception of International Government Bond Fund which is non-diversified as defined by the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). GAAP requires accruals which occasionally are based upon management estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

A.   INVESTMENT VALUATION

     Securities listed or traded on a national exchange are valued daily at their last reported sale price. In the absence of any exchange sales on that day and for unlisted issues, securities are valued at the last sale price on the NASDAQ National Market System. In the absence of any National Market System sales on that day, securities are valued at the last reported bid price. However, options written for which other over-the-counter market quotations are readily available are valued at the last reported asked price, in the absence of any National Market System sales on that day. Futures contracts, options thereon, and options on stock indexes are valued at the amount which would be received upon a current disposition of such investments (i.e., their fair market value), in the absence of any sales on that day. Short term debt securities for which market quotations are readily available are valued at the last reported bid price. However, any short term security with a remaining maturity of 60 days or less and all investments of the Money Market Fund are valued by the amortized cost method which approximates fair market value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by, or under authority delegated by, the Series' Board of Directors.

B.   OPTIONS AND FUTURES

     CALL AND PUT OPTIONS. When a Fund writes a call or a put option, an amount equal to the premium received is recorded as a liability. The liability is "marked to market" daily to reflect the current market value of the option written. When a written option expires, the Fund realizes a gain in the amount of the premium originally received. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     Purchased options are recorded as investments. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (or loss), to the extent that the proceeds from the sale are greater (or less) than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid.

     FUTURES CONTRACTS. The initial margin deposit made upon entering into a futures contract is held by the custodian, in a segregated account, in the name of the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made daily, as unrealized gains or losses are incurred. When the contract is closed, the Fund realizes a gain or loss in the amount of the cost of or proceeds from the closing transaction less the Fund's basis in the contract.

C.   REPURCHASE AGREEMENTS

     The seller of a repurchase agreement collateralizes the agreement with securities delivered to the Fund's custodian bank. The Adviser determines, on a daily basis, that the seller maintains collateral of at least 100% of the repurchase proceeds due to the Fund at maturity.

D.   FOREIGN CURRENCY TRANSLATION

     The accounting records of each Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies ("local currencies") are translated into U.S. dollars at prevailing exchange rates on transaction date.

     Net realized gains or losses on foreign currency transactions include exchange rate gains and losses from disposition of foreign currencies, currency gains and losses realized between trade and settlement dates of security transactions, and currency gains and losses realized on settlement of other assets and liabilities settled in local currencies.

     In determining realized and unrealized gains or losses on foreign securities for the period, the Funds do not isolate exchange rate fluctuations from local security price fluctuations. Foreign currencies and other assets and liabilities denominated in local currencies are marked-to-market daily to reflect fluctuations in foreign exchange rates.

E.   FEDERAL INCOME TAXES

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute all of its taxable net investment income and taxable net realized capital gains, in excess of any available capital loss carryovers. Therefore no federal income tax provision is required.

===============================================================================
82             NOTES TO FINANCIAL STATEMENTS (Unaudited) CONTINUED
===============================================================================

F.   INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. Realized gains and losses are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for dividend income on certain foreign securities which is recorded when the Fund becomes aware of the dividend. interest income on investments is accrued daily.

G.   DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the record date. The Funds declare distributions from net investment income monthly, except for the Money Market Fund, which declares daily. Capital gains distributions are declared annually.

     Investment income and capital gains and losses are recognized in accordance with generally accepted accounting principles ("book"). Distributions from net investment income and realized capital gains are based on earnings as determined in accordance with federal tax regulations ("tax") which may differ from book basis earnings. At the end of the year, offsetting adjustments to undistributed net investment income and undistributed net realized gains (losses) are made to eliminate permanent book/tax differences arising in the current year.

NOTE 3 -- ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     VALIC (the "adviser") serves as investment adviser to the Series. VALIC is an indirect wholly-owned subsidiary of American General Corporation, Houston, Texas. On May 1, 1992, the Adviser entered into a sub-advisory agreement with Bankers Trust Company ("Bankers Trust"), a wholly-owned subsidiary of Bankers Trust New York Corporation, to serve as investment sub-adviser to Stock Index Fund, Midcap Index Fund, and Small Cap Index Fund. On April 29, 1994, the Adviser entered into sub-advisory agreements with T. Rowe Price Associates, Inc. to serve as investment sub-adviser to Growth Fund and Science & Technology Fund, and with Value Line, Inc., to serve as investment sub-adviser to Growth & Income Fund. Sub-advisers are compensated for such services by the Adviser.

     The Adviser receives from the Series a monthly fee based on each Fund's average daily net asset value at the following annual rates: for Stock Index Fund, Midcap Index Fund, Small Cap Index Fund and International Equities Fund
 .35% on the first $500 million and .25% on the excess over $500 million; for Social Awareness Fund, Asset Allocation Fund, Capital Conservation Fund, Government Securities Fund, International Government Bond Fund, and Money Market Fund, .50%; for Growth & Income Fund, .75%; for Growth Fund, .80%; for Science & Technology Fund, .90%.

     To the extent that any Fund's accrued expenses for a given month exceed, on an annualized basis, 2% of the fund's average daily net assets, the Adviser will voluntarily reduce expenses of any such Fund by the amount of the excess. The Adviser may withdraw this voluntary undertaking upon 30 days written notice to the Series.

     On October 31, 1996, the Series entered into an accounting services agreement with VALIC which appointed VALIC as Accounting Services Agent. Under the agreement VALIC will provide, or cause to be provided, certain accounting and administrative services to the Series. During the period ended November 30, 1998, the Series paid VALIC $495,993 for such services provided directly by VALIC.

     VALIC provided to the Series, at cost, certain services associated with the printing of reports to shareholders. During the six months ended November 30, 1998, the Series paid $2,280 for such services.

     During the six months ended November 30, 1998, security transactions were affected between the following Funds at the then current market price with no brokerage commissions incurred:

    SELLER              PURCHASER       COST TO PURCHASER    NET GAIN TO SELLER
----------------     ----------------  -----------------    ------------------
MIDCAP INDEX FUND     STOCK INDEX FUND     $40,645,652          $18,297,519


     At November 30, 1998, VALIC Separate Account A (a registered separate account of VALIC) owned over five percent of the outstanding shares of the following Funds:

                                                                 VALIC SEPARATE
                                                                    ACCOUNT A
                                                                 --------------
Stock Index Fund ...............................................      97.13%
MidCap Index Fund ..............................................      99.97
Small Cap Index Fund ...........................................     100.00
International Equities Fund ....................................      99.92
Growth Fund ....................................................      97.99
Growth & Income Fund ...........................................     100.00
Science & Technology Fund ......................................     100.00
Social Awareness Fund ..........................................      99.99
Asset Allocation Fund ..........................................      99.95
Capital Conservation Fund ......................................     100.00
Government Securities Fund .....................................     100.00
International Government Bond Fund .............................     100.00
Money Market Fund ..............................................      99.64

     Certain officers and directors of the Series are officers and directors of VALIC or American General Corporation.

NOTE 4 -- INVESTMENT ACTIVITY

     The information in the following table is presented on the basis of cost for federal income tax purposes at November 30,1998.

                                IDENTIFIED COST        GROSS              GROSS
                                OF INVESTMENTS       UNREALIZED         UNREALIZED        NET UNREALIZED
                                    OWNED           APPRECIATION       DEPRECIATION        APPRECIATION
                                --------------     --------------     --------------     --------------
Stock Index Fund .............  $1,851,439,873     $2,063,434,110     $   50,953,121     $2,012,480,989
MidCap Index Fund ............     601,706,069        235,879,807         68,898,592        166,981,215
Small Cap Index Fund .........     207,883,140         41,540,212         35,059,131          6,481,081
International Equities Fund...     110,429,424         54,935,052         22,219,252         32,715,800
Growth Fund ..................     867,758,005        287,925,726         52,464,502        235,461,224
Growth & Income Fund .........     185,222,633         74,780,958          3,635,376         71,145,582
Science & Technology Fund ....     966,287,292        252,274,629         64,470,250        187,804,379
Social Awareness Fund ........     343,844,974         75,195,214         14,261,286         60,933,928
Asset Allocation Fund ........     200,281,075         51,943,955          2,777,942         49,166,013
Capital Conservation Fund ....      64,002,206          1,956,026          1,292,003            664,023
Government Securities Fund ...     104,400,695          5,266,488             87,992          5,178,496
International Government
   Bond Fund .................     150,724,078         11,363,283          4,840,270          6,523,013
Money Market Fund ............     228,239,641                  0                  0                  0

     The following net realized capital loss carryforwards at November 30, 1998, may be utilized to offset future capital gains.


                               CAPITAL LOSS CARRYFORWARD      EXPIRATION THROUGH
                               --------------------------     -------------------
Capital Conservation Fund ....        517,286                   May 31, 2003
Government Securities Fund ...      1,734,344                   May 31, 2003
Money Market Fund ............          3,017                   May 31, 2004

===============================================================================
               NOTES TO FINANCIAL STATEMENTS (Unaudited) CONTINUED           83
===============================================================================

During the six months, the cost of purchases and proceeds from sales of securities, excluding short term securities were:

                                            COST OF         PROCEEDS FROM
                                           SECURITIES      SECURITIES SOLD
                                           PURCHASED         OR MATURED
                                       ---------------     ---------------
Stock Index Fund ....................  $   290,835,805     $   161,687,086
MidCap Index Fund ...................      135,204,099         167,282,088
Small Cap Index Fund ................       77,192,326          76,074,185
International Equities Fund .........        4,691,686          13,707,849
Growth Fund .........................      334,101,094         295,641,866
Growth & Income Fund ................      162,069,566         181,071,524
Science & Technology Fund ...........      573,915,502         611,537,625
Social Awareness Fund ...............      204,940,524         154,565,004
Asset Allocation Fund ...............       92,469,552          78,843,111
Capital Conservation Fund ...........       18,812,422          19,891,523
Government Securities Fund ..........       31,857,589          14,165,988
International Government Bond Fund...       13,986,924          20,767,444

NOTE 5 -- PORTFOLIO SECURITIES LOANED

     To realize additional income, a Fund may lend portfolio securities with a value of up to 30% (33 1/3% in the case of Growth Fund and Science & Technology
Fund) of its total assets. Any such loans will be continuously secured by collateral consisting of cash or U.S. Government securities, maintained in a segregated account, at least equal to the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans by a Fund will only be made to broker-dealers deemed by the Custodian to be creditworthy and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. Each Fund receives income earned on the securities loaned during the lending period and a portion of the earnings or rebate earned on the collateral received.

     Portfolio securities on loan at November 30, 1998 are summarized as follows:

                                      MARKET VALUE      COLLATERAL VALUE
                                    ---------------     ----------------
Stock Index Fund..............      $    11,653,552     $     12,026,772
MidCap Index Fund.............           10,692,871           11,095,596
Small Cap Index Fund..........           13,532,183           14,183,643
International Equities Fund...            9,627,963            9,920,840
Growth & Income Fund..........            1,471,088            1,504,900
Science & Technology Fund.....           51,246,976           53,163,005
Social Awareness Fund.........            1,497,850            1,545,600
Asset Allocation Fund.........            2,146,653            2,192,900
Capital Conservation Fund.....            2,076,192            2,119,000
   Total .....................      $   103,945,328     $    107,752,256
                                    ---------------     ----------------

NOTE 6 -- INVESTMENT CONCENTRATION

     A significant portion of Government Securities Fund's investments may be in U.S. Government sponsored securities. No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future since it is not required to do so by law. As a result of the Fund's concentration in such investments, it may be subject to risks associated with U.S. Government sponsored securities. At November 30, 1998, Government Securities Fund had 55.45% of its net assets invested in such securities.

     At November 30, 1998, International Government Bond Fund had 19.49% of its net assets invested in securities issued by the Government of Japan and an additional 4% in issues of companies located in Japan and/or denominated in Japanese Yen. Future economic and political developments in a foreign country could adversely affect the liquidity and value of foreign securities or the currency exchange rates from which foreign currencies are translated.

NOTE 7 -- SUBSEQUENT EVENTS

   On December 30, 1998, annual distributions from undistributed net realized gains on investments were declared payable on December 31, 1998, to shareholders of record December 30, 1998, as follows:

                                                            RATE
                                                          PER SHARE
                                                          ---------
Stock Index Fund .................................         0.1472
MidCap Index Fund ................................         2.2617
Small Cap Index Fund .............................         1.3602
International Equities Fund ......................         0.9050
Growth Fund ......................................         1.0129
Growth & Income Fund .............................         1.5339
Social Awareness Fund ............................         2.1153
Asset Allocation Fund ............................         0.8532
International Government Bond Fund ...............         0.0662

     On January 19, 1999, the Board of Directors of the Series approved the termination of Value Line, Inc., as sub-adviser of the Growth & Income Fund. VALIC expects to re-assume direct management of the Fund's investment portfolio on February 22, 1999.

NOTE 8 -- YEAR 2000

     VALIC is in the process of modifying its systems to achieve Year 2000 readiness. This endeavor is directed and managed by VALIC and monitored by the parent company, American General Corporation. VALIC has developed clearly defined and documented plans that have been implemented to minimize the risk of significant negative impact on its operations.

     These plans include the following activities: (1) perform an inventory of VALIC's information technology and non-information technology systems; (2) assess which items in the inventory may expose VALIC to business interruptions due to Year 2000 issues; (3) test systems for Year 2000 readiness; (4) reprogram or replace systems that are not Year 2000 ready; and (5) return the systems to operation. VALIC expects to complete the forgoing activities for all critical business systems relevant to the Series by December 1998.

     In addition, the Series and VALIC have business relationships with various third parties, each of which must also be Year 2000 ready. Therefore, VALIC's plans also include assessing and attempting to mitigate the risks associated with the potential failure of third parties, as well as contingency plans for any identified risks or shortcomings, to achieve Year 2000 readiness. Due to the various stages of the third parties' Year 2000 readiness, VALIC's efforts in this regard will extend through 1999.

     Through October 31, 1998, VALIC has incurred and expensed $18.8 million (pretax) related to Year 2000 readiness, including $12.3 million incurred during the first ten months of 1998. VALIC currently anticipates that it will incur future costs of $7.9 million (pretax) for additional internal staff, third party vendors, and other expenses for the remainder of 1998 to achieve Year 2000 readiness.

     As of this date, VALIC has completed the inventory, assessment, testing, reprogramming and implementation phases of the plan with respect to its critical systems. VALIC believes its comprehensive plan and resource commitment will allow it to meet its Year 2000 objectives. However, the Year 2000 issue remains complex and the risks, uncertainties, and unforeseen circumstances associated with the Year 2000 issue could have a material adverse impact on VALIC and the Series.

===============================================================================
84                      FINANCIAL HIGHLIGHTS (Unaudited)
===============================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

STOCK INDEX FUND

                                            FOR THE SIX
                                           MONTHS ENDED                 FISCAL YEAR ENDED MAY 31,
                                            NOVEMBER 30,     -----------------------------------------------
                                                1998            1998              1997              1996
                                           -----------       -----------       -----------       -----------
PER SHARE DATA
Net asset value at beginning of
  period ................................  $     33.38       $     26.09       $     20.69       $     16.81
                                           -----------       -----------       -----------       -----------
Income from investment operations:
  Net investment income .................         0.20              0.40              0.39              0.39
  Net realized and unrealized gain
    on securities .......................         2.35              7.44              5.57              4.26
                                           -----------       -----------       -----------       -----------
  Total income from investment
    operations ..........................         2.55              7.84              5.96              4.65
                                           -----------       -----------       -----------       -----------

Distributions:
  Distributions from net investment
    income ..............................        (0.20)            (0.40)            (0.39)            (0.38)
  Distributions from net realized gain
    on securities .......................           --             (0.15)            (0.17)            (0.39)
                                           -----------       -----------       -----------       -----------
  Total distributions ...................        (0.20)            (0.55)            (0.56)            (0.77)
                                           -----------       -----------       -----------       -----------
Net asset value at end of period ........  $     35.73       $     33.38       $     26.09       $     20.69
                                           ===========       ===========       ===========       ===========
TOTAL RETURN ............................         7.67%            30.30%            29.24%            28.17%
                                           ===========       ===========       ===========       ===========

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average
  net assets ............................         0.16%             0.31%             0.34%             0.35%
Ratio of net investment income to
  average net assets ....................         0.60%             1.33%             1.76%             2.05%
Portfolio turnover rate .................            5%                3%                3%                3%
Number of shares outstanding at
  end of period (000's) .................      108,284           104,334            93,687            85,117
Net assets at end of period (000's) .....  $ 3,868,679        $3,482,655       $ 2,444,200       $ 1,760,786
Average net assets during the
  period (000's) ........................  $ 3,531,045       $ 2,968,059       $ 2,019,826       $ 1,498,398
Average commission rate paid ............  $    0.0257       $    0.0283       $    0.0281               n/a


                                              FISCAL YEAR ENDED MAY 31,
                                            -----------------------------
                                                1995              1994
                                            -----------       -----------
PER SHARE DATA
Net asset value at beginning of
  period ................................  $       14.39     $       14.36
                                           -------------     -------------
Income from investment operations:
  Net investment income .................           0.37              0.35
  Net realized and unrealized gain
    on securities .......................           2.45              0.12
                                           -------------     -------------
  Total income from investment
    operations ..........................           2.82              0.47
                                           -------------     -------------
Distributions:
  Distributions from net investment
    income ..............................          (0.37)            (0.35)
  Distributions from net realized gain
    on securities .......................          (0.03)            (0.09)
                                           -------------     -------------
  Total distributions ...................          (0.40)            (0.44)
                                           -------------     -------------
Net asset value at end of period ........  $       16.81     $       14.39
                                           =============     =============
TOTAL RETURN ............................          19.98%             3.29%
                                           =============     =============
RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average
  net assets ............................           0.38%             0.39%
Ratio of net investment income to
  average net assets ....................           2.44%             2.44%
Portfolio turnover rate .................             14%                3%
Number of shares outstanding at
  end of period (000's) .................         75,451            75,494
Net assets at end of period (000's) .....  $   1,267,992     $   1,086,459
Average net assets during the
  period (000's) ........................  $   1,140,085     $   1,030,581
Average commission rate paid ............            n/a               n/a



MIDCAP INDEX FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,    -------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   25.27       $   20.83       $   19.09       $   15.68       $   14.54       $   14.38
                                        ---------       ---------       ---------       ---------       ---------       ---------
Income from investment operations:
  Net investment income ...............      0.11            0.23            0.24            0.24            0.26            0.23
  Net realized and unrealized gain
    (loss) on securities ..............     (0.48)           5.80            2.95            4.06            1.59            0.28
                                        ---------       ---------       ---------       ---------       ---------       ---------
  Total income (loss) from
    investment operations .............     (0.37)           6.03            3.19            4.30            1.85            0.51
                                        ---------       ---------       ---------       ---------       ---------       ---------
Distributions:
  Distributions from net investment
    income ............................     (0.11)          (0.23)          (0.24)          (0.24)          (0.26)          (0.23)
  Distributions from net realized
    gain on securities ................        --           (1.36)          (1.21)          (0.65)          (0.45)          (0.12)
                                        ---------       ---------       ---------       ---------       ---------       ---------
  Total distributions .................     (0.11)          (1.59)          (1.45)          (0.89)          (0.71)        (0.35))
                                        ---------       ---------       ---------       ---------       ---------       ---------
Net asset value at end of period ...... $   24.79       $   25.27       $   20.83       $   19.09       $   15.68       $   14.54
                                        =========       =========       =========       =========       =========       =========

TOTAL RETURN ..........................     (1.42)%         29.62%          17.48%          28.10%          13.26%           3.52%
                                        =========       =========       =========       =========       =========       =========
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................      0.19%           0.36%           0.40%           0.41%           0.44%           0.46%
Ratio of net investment income to
  average net assets ..................      0.48%           0.95%           1.24%           1.36%           1.73%           1.62%
Portfolio turnover rate ...............        18%             26%             19%             21%             23%             17%
Number of shares outstanding at
  end of period (000's) ...............    30,942          31,830          29,137          28,322          25,988          24,001
Net assets at end of period (000's) ... $ 766,997       $ 804,318       $ 607,061       $ 540,688       $ 407,557       $ 349,041
Average net assets during the
  period (000's) ...................... $ 741,052       $ 722,652       $ 554,397       $ 477,372       $ 376,486       $ 285,247
Average commission rate paid .......... $  0.0239       $  0.0278       $  0.0277             n/a             n/a             n/a

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                   FINANCIAL HIGHLIGHTS (Unaudited) continued                85
===============================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.


SMALL CAP INDEX FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,    -------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ---------       ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   17.94       $   16.18       $   16.25       $   12.49       $   11.52       $   11.28
                                        ---------       ---------       ---------       ---------       ---------       ---------
Income from investment operations:
  Net investment income ...............      0.10            0.19            0.19            0.20            0.17            0.13
  Net realized and unrealized gain
    (loss) on securities ..............     (2.27)           3.17            0.93            4.04            0.97            0.58
                                        ---------       ---------       ---------       ---------       ---------       ---------
  Total income (loss) from
    investment operations .............     (2.17)           3.36            1.12            4.24            1.14            0.71
                                        ---------       ---------       ---------       ---------       ---------       ---------
Distributions:
  Distributions from net investment
    income ............................     (0.10)          (0.19)          (0.19)          (0.20)          (0.17)          (0.13)
  Distributions from net realized
    gain on securities ................        --           (1.41)          (1.00)          (0.28)             --           (0.34)
                                        ---------       ---------       ---------       ---------       ---------       ---------
  Total distributions .................     (0.10)          (1.60)          (1.19)          (0.48)          (0.17)          (0.47)
                                        ---------       ---------       ---------       ---------       ---------       ---------
Net asset value at end of period ...... $   15.67       $   17.94       $   16.18       $   16.25       $   12.49       $   11.52
                                        =========       =========       =========       =========       =========       =========

TOTAL RETURN ..........................    (12.09)%         21.34%           7.51%          34.50%           9.98%           6.18%
                                        =========       =========       =========       =========       =========       =========
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................      0.20%           0.39%           0.41%           0.41%           0.44%           0.47%
Ratio of net investment income to
  average net assets ..................      0.64%           1.05%           1.34%           1.36%           1.44%           1.10%
Portfolio turnover rate ...............        36%             36%             42%             31%             34%             16%
Number of shares outstanding at
  end of period (000's) ...............    13,660          13,777          11,893          11,129          10,136           9,381
Net assets at end of period (000's) ... $ 214,103       $ 247,183       $ 192,459       $ 180,785       $ 126,567       $ 108,050
Average net assets during the
  period (000's) ...................... $ 216,147       $ 227,757       $ 178,368       $ 150,448       $ 120,298       $  70,690

Average commission rate paid .......... $  0.0078       $  0.0162       $  0.0297             n/a             n/a             n/a



INTERNATIONAL EQUITIES FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,    -------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   11.95       $   11.44       $   11.15       $   10.42       $   10.14       $    8.99
                                        ---------       ---------       ---------       ---------       ---------       ---------
Income (loss) from investment
  operations:
  Net investment income ...............      0.14            0.23            0.20            0.17            0.15            0.11
  Net realized and unrealized
    gain (loss) on securities and
    foreign currencies ................     (0.12)           0.85            0.63            0.97            0.34            1.17
                                        ---------       ---------       ---------       ---------       ---------       ---------
  Total income from investment
    operations ........................      0.02            1.08            0.83            1.14            0.49            1.28
                                        ---------       ---------       ---------       ---------       ---------       ---------
Distributions:
  Distributions from net investment
    income ............................     (0.13)          (0.24)          (0.19)          (0.17)          (0.15)          (0.11)
  Distributions from net realized
    gain on securities ................        --           (0.33)          (0.35)          (0.24)          (0.06)          (0.02)
                                        ---------       ---------       ---------       ---------       ---------       ---------
  Total distributions .................     (0.13)          (0.57)          (0.54)          (0.41)          (0.21)          (0.13)
                                        ---------       ---------       ---------       ---------       ---------       ---------
Net asset value at end of period ...... $   11.84       $   11.95       $   11.44       $   11.15       $   10.42       $   10.14
                                        =========       =========       =========       =========       =========       =========
TOTAL RETURN ..........................      0.23%           9.92%           7.74%          11.14%           4.92%          14.31%
                                        =========       =========       =========       =========       =========       =========
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................      0.21%           0.40%           0.42%           0.42%           0.45%           0.47%
Ratio of net investment income to
  average net assets ..................      1.04%           1.92%           1.75%           1.65%           1.47%           1.43%
Portfolio turnover rate ...............         3%              9%             12%             20%             14%              7%
Number of shares outstanding at
  end of period (000's) ...............    12,110          13,009          15,857          18,497          20,074          17,273
Net assets at end of period (000's) ... $ 143,427       $ 155,469       $ 181,437       $ 206,259       $ 209,091       $ 175,183
Average net assets during the
  period (000's) ...................... $ 143,621       $ 165,984       $ 191,117       $ 204,792       $ 199,235       $ 117,264
Average commission rate paid .......... $  0.0258       $  0.0332       $  0.0236             n/a             n/a             n/a

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
86                 FINANCIAL HIGHLIGHTS (Unaudited) continued
===============================================================================


Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

GROWTH FUND


                                        FOR THE SIX
                                        MONTHS ENDED               FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,     -------------------------------------------------------------
                                            1998            1998             1997             1996              1995
                                        ----------       ----------       ----------       ----------       ----------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $    22.08       $    17.62       $    16.49       $    11.43       $     9.87
                                        ----------       ----------       ----------       ----------       ----------
Income (loss) from investment
  operations:
    Net investment income .............      (0.07)           (0.02)            0.02             0.11             0.04
    Net realized and unrealized gain
      (loss) on securities ............      (0.66)            4.82             1.45             5.27             1.56
                                        ----------       ----------       ----------       ----------       ----------
   Total income (loss) from
     investment operations ............      (0.73)            4.80             1.47             5.38             1.60
                                        ----------       ----------       ----------       ----------       ----------
Distributions:
  Distributions from net investment
    income ............................         --            (0.01)           (0.01)           (0.09)           (0.04)
  Distributions from net realized
    gain on securities ................         --            (0.33)           (0.33)           (0.23)              --
                                        ----------       ----------       ----------       ----------       ----------
  Total distributions .................         --            (0.34)           (0.34)           (0.32)           (0.04)
                                        ----------       ----------       ----------       ----------       ----------
Net asset value at end of period ...... $    21.35       $    22.08       $    17.62       $    16.49       $    11.43
                                        ==========       ==========       ==========       ==========       ==========

TOTAL RETURN ..........................      (3.31)%          27.41%            9.00%           47.46%           16.25%
                                        ==========       ==========       ==========       ==========       ==========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................       0.43%            0.84%            0.86%            0.83%            0.91%
Ratio of net investment income to
  average net assets ..................      (0.16)%          (0.11)%           0.09%            0.89%            0.41%
Portfolio turnover rate ...............         29%              43%              40%              36%              61%
Number of shares outstanding at
  end of period (000's) ...............     52,006           49,832           42,422           25,826            8,800
Net assets at end of period (000's) ... $1,110,208       $1,100,137       $  747,654       $  425,787       $  100,614
Average net assets during the
  period (000's) ...................... $1,072,354       $  946,335       $  588,056       $  238,228       $   42,232
Average commission rate paid .......... $   0.0544       $   0.0474       $   0.0499              n/a              n/a

GROWTH & INCOME FUND


                                        FOR THE SIX
                                        MONTHS ENDED               FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,     -------------------------------------------------------------
                                            1998            1998             1997             1996              1995
                                        ----------       ----------       ----------       ----------       ----------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $    19.91       $    16.87       $    14.78       $    11.09       $     9.87
                                        ----------       ----------       ----------       ----------       ----------
Income (loss) from investment
  operations:
  Net investment income ...............       0.06             0.08             0.10             0.08             0.09
  Net realized and unrealized
    gain (loss) on securities .........      (0.65)            3.25             2.38             3.77             1.22
                                        ----------       ----------       ----------       ----------       ----------
  Total income (loss) from
    investment operations .............      (0.59)            3.33             2.48             3.85             1.31
                                        ----------       ----------       ----------       ----------       ----------
Distributions:
  Distributions from net investment
    income ............................      (0.04)           (0.08)           (0.10)           (0.07)           (0.09)
  Distributions from net realized
    gain on securities ................         --            (0.21)           (0.29)           (0.09)              --
                                        ----------       ----------       ----------       ----------       ----------
  Total distributions .................      (0.04)           (0.29)           (0.39)           (0.16)           (0.09)
                                        ----------       ----------       ----------       ----------       ----------
Net asset value at end of period ...... $    19.28       $    19.91       $    16.87       $    14.78       $    11.09
                                        ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ..........................      (2.97)%          19.87%           17.08%           34.85%           13.35%
                                        ==========       ==========       ==========       ==========       ==========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................       0.40%            0.80%            0.81%            0.79%            0.86%
Ratio of net investment income to
  average net assets ..................       0.19%            0.43%            0.70%            0.63%            0.93%
Portfolio turnover rate ...............         67%              78%              45%              64%              97%
Number of shares outstanding at end
  of period (000's) ...................     13,299           13,619           12,422            7,685            3,867
Net assets at end of period (000's) ... $  256,354       $  271,159       $  209,545       $  113,546       $   42,867
Average net assets during the
  period (000's) ...................... $  253,895       $  252,647       $  161,226       $   75,158       $   21,910
Average commission rate paid .......... $    0.050       $   0.0500       $   0.0500              n/a              n/a


SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                   FINANCIAL HIGHLIGHTS (Unaudited) continued                87
===============================================================================


Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

SCIENCE & TECHNOLOGY FUND


                                        FOR THE SIX
                                        MONTHS ENDED               FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,------------------------------------------------------------------
                                            1998            1998             1997             1996              1995
                                        ----------       ----------       ----------       ----------       ----------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $    22.07       $    19.88       $    20.48       $    14.43       $     9.83
                                        ----------       ----------       ----------       ----------       ----------
Income (loss) from investment
  operations:
  Net investment income ...............      (0.16)           (0.09)              --               --             0.03
  Net realized and unrealized gain
    (loss) on securities ..............       2.31             2.28             0.33             8.08             4.72
                                        ----------       ----------       ----------       ----------       ----------
  Total income (loss) from
  investment operations ...............       2.15             2.19             0.33             8.08             4.75
                                        ----------       ----------       ----------       ----------       ----------
Distributions:
  Distributions from net investment
    income ............................         --               --               --               --            (0.02)
  Distributions from net realized
    gain on securities ................         --               --            (0.93)           (2.03)           (0.13)
                                        ----------       ----------       ----------       ----------       ----------
  Total distributions .................         --               --            (0.93)           (2.03)           (0.15)
                                        ----------       ----------       ----------       ----------       ----------
Net asset value at end of period ...... $    24.22       $    22.07       $    19.88       $    20.48       $    14.43
                                        ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ..........................       9.74%           10.85%            1.81%           58.28%           48.61%
                                        ==========       ==========       ==========       ==========       ==========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................       0.47%            0.95%            0.96%            0.94%            1.00%
Ratio of net investment income to
  average net assets ..................      (0.29)%          (0.46)%          (0.29)%          (0.07)%           0.36%
Portfolio turnover rate ...............         60%             128%             122%             116%             121%
Number of shares outstanding at end
  of period (000's) ...................     47,651           46,355           40,484           27,696           11,550
Total net assets at
  end of period (000's) ............... $1,154,283       $1,023,141       $  804,982       $  567,187       $  166,683
Average net assets during the
  period (000's) ...................... $1,007,553       $  949,947       $  664,608       $  363,087       $   64,974
Average commission rate paid .......... $   0.0455       $   0.0455       $   0.0393              n/a              n/a

SOCIAL AWARENESS FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,-----------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   22.16      $   17.90        $   15.49        $   13.02      $   11.98      $   12.12
                                        ---------      ---------        ---------        ---------      ---------      ---------

Income (loss) from investment
  operations:
  Net investment income ...............      0.11           0.23             0.24             0.26           0.27           0.26
  Net realized and unrealized gain
    (loss) on securities ..............      1.44           5.07             4.19             3.37           1.75          (0.02)
                                        ---------      ---------        ---------        ---------      ---------      ---------
  Total income from investment
  operations ..........................      1.55           5.30             4.43             3.63           2.02           0.24
                                        ---------      ---------        ---------        ---------      ---------      ---------

Distributions:
  Distributions from net investment
    income ............................     (0.11)         (0.23)          (0.24)           (0.25)          (0.27)         (0.26)
  Distributions from net realized
    gain on securities ................        --          (0.81)          (1.78)           (0.91)          (0.71)         (0.12)
                                        ---------      ---------        ---------        ---------      ---------      ---------
  Total distributions .................     (0.11)         (1.04)          (2.02)           (1.16)          (0.98)         (0.38)
                                        ---------      ---------        ---------        ---------      ---------      ---------
Net asset value at end of period ...... $   23.60      $   22.16        $  17.90         $   15.49      $   13.02      $   11.98
                                        =========      =========        ========-        =========      =========      =========

TOTAL RETURN ..........................      7.02%         30.34%          30.48%           28.85%          18.19%          1.97%
                                        =========      =========        ========-        =========      =========      =========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................     0.28%           0.54%            0.56%           0.56%           0.58%          0.60%

Ratio of net investment income to
  average net assets ..................     0.52%           1.17%            1.53%           1.80%           2.22%          2.19%

Portfolio turnover rate ...............       45%            120%             109%            117%            148%            83%

Number of shares outstanding at end
  of period (000's) ...................   17,167          15,080            8,677           5,220           4,143          3,817
Total net assets at
  end of period (000's) ............... $405,191        $334,167         $155,349        $ 80,887        $ 53,927       $ 45,729
Average net assets during the
  period (000's) ...................... $355,436        $240,782         $106,139        $ 66,888        $ 47,942       $ 41,002
Average commission rate paid .......... $ 0.0353        $ 0.0431         $ 0.0400             n/a             n/a            n/a

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
88                 FINANCIAL HIGHLIGHTS (Unaudited) continued
===============================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

ASSET ALLOCATION FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,    -------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   14.02      $   12.57        $   12.55        $   11.24      $   10.84      $   11.18
                                        ---------      ---------        ---------        ---------      ---------      ---------

Income (loss) from investment
  operations:
  Net investment income ...............      0.20           0.41             0.77             0.44           0.44           0.37
  Net realized and unrealized gain
    (loss) on securities ..............      0.49           2.24             1.44             1.53           0.82          (0.15)
                                        ---------      ---------        ---------        ---------      ---------      ---------
  Total income from investment
  operations ..........................      0.69           2.65             2.21             1.97           1.26           0.22
                                        ---------      ---------        ---------        ---------      ---------      ---------

Distributions:
  Distributions from net investment
    income ............................     (0.20)         (0.41)           (0.78)           (0.44)         (0.44)         (0.37)
  Distributions from net realized
    gain on securities ................        --          (0.79)           (1.41)           (0.22)         (0.42)         (0.19)
                                        ---------      ---------        ---------        ---------      ---------      ---------
  Total distributions .................     (0.20)         (1.20)           (2.19)           (0.66)         (0.86)         (0.56)
                                        ---------      ---------        ---------        ---------      ---------      ---------
Net asset value at end of period ...... $   14.51      $   14.02        $   12.57        $   12.55      $   11.24      $   10.84
                                        =========      =========        ========-        =========      =========      =========
TOTAL RETURN ..........................      4.98%         21.94%           15.89%           17.90%         12.43%          1.86%
                                        =========      =========        ========-        =========      =========      =========

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average
  net assets ..........................      0.28%          0.54%            0.57%            0.57%          0.58%          0.59%

Ratio of net investment income to
  average net assets ..................      1.45%          3.02%            3.26%            3.62%          4.03%          3.24%

Portfolio turnover rate ...............        42%            24%             103%             119%           133%            76%

Number of shares outstanding at end
  of period (000's) ...................    15,079         14,269           14,107           15,142         16,319         17,956
Total net assets at
  end of period (000's) ...............  $218,786       $200,099         $177,347         $190,024       $183,393       $194,576
Average net assets during the
  period (000's) ......................  $204,483       $188,184         $179,615         $187,576       $186,487       $185,036
Average commission rate paid ..........  $ 0.0359       $ 0.0205         $ 0.0401              n/a            n/a            n/a

CAPITAL CONSERVATION FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,    -------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   9.68       $    9.31        $   9.23         $    9.52      $    9.13      $    9.87
                                        ---------      ---------        ---------        ---------      ---------      ---------
Income (loss) from investment
  operations:
  Net investment income ...............     0.31            0.61            0.62              0.62           0.63           0.61
  Net realized and unrealized gain
    (loss) on securities ..............    (0.05)           0.37            0.08             (0.29)          0.39          (0.69)
                                        ---------      ---------        ---------        ---------      ---------      ---------
  Total income (loss) from                  0.26            0.98            0.70              0.33           1.02          (0.08)
  investment operations ............... ---------      ---------        ---------        ---------      ---------      ---------

Distributions:
  Distributions from net investment
    income ............................    (0.30)          (0.61)          (0.62)            (0.62)        (0.63)          (0.61)
  Distributions from net realized
    gain on securities ................       --              --              --                --            --           (0.05)
                                        ---------      ---------        ---------        ---------      ---------      ---------
  Total distributions .................    (0.30)          (0.61)          (0.62)            (0.62)        (0.63)          (0.66)
                                        ---------      ---------        ---------        ---------      ---------      ---------
Net asset value at end of period ...... $   9.64       $    9.68        $   9.31         $    9.23      $   9.52       $    9.13
                                        =========      =========        ========-        =========      =========      =========
TOTAL RETURN ..........................     2.65%          10.76%           7.75%             3.41%        11.80%          (1.13)%
                                        =========      =========        ========-        =========      =========      =========

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average
  net assets ..........................     0.28%           0.54%           0.57%             0.57%         0.58%           0.59%

Ratio of net investment income to
  average net assets ..................     3.16%           6.32%           6.59%             6.47%         6.88%           6.24%

Portfolio turnover rate ...............       30%             14%             45%               80%          100%             55%

Number of shares outstanding at end
  of period (000's) ...................    6,868           6,577           7,168             7,604         6,935           6,712
Total net assets at
  end of period (000's) ............... $ 66,179       $  63,654        $ 66,747         $  70,212      $ 66,031        $ 61,305
Average net assets during the
  period (000's) ...................... $ 65,243       $  66,996        $ 69,352         $  70,271      $ 61,568        $ 59,210

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                   FINANCIAL HIGHLIGHTS (Unaudited) continued                89
===============================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized. The average commission rate paid on investment equity securities (on a per share basis) is presented for the periods beginning June 1, 1996.

GOVERNMENT SECURITIES FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,-----------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period .............................. $   10.09      $    9.67       $   9.61        $   9.89        $    9.55       $   10.30
                                        ---------      ---------        ---------        ---------      ---------      ---------
Income (loss) from investment
  operations:
  Net investment income ...............      0.28           0.58           0.59            0.61             0.60            0.55
  Net realized and unrealized gain
    (loss) on securities ..............      0.27           0.42           0.06           (0.28)            0.35           (0.59)
                                        ---------      ---------        ---------        ---------      ---------      ---------

  Total income (loss) from
  investment operations ...............      0.55           1.00           0.65            0.33             0.95           (0.04)
                                        ---------      ---------        ---------        ---------      ---------      ---------

Distributions:
  Distributions from net investment
    income ............................     (0.28)         (0.58)         (0.59)          (0.61)           (0.61)          (0.55)
  Distributions from net realized
    gain on securities ................        --             --             --              --               --           (0.16)
                                        ---------      ---------        ---------        ---------      ---------      ---------

  Total distributions .................     (0.28)         (0.58)         (0.59)          (0.61)           (0.61)          (0.71)
                                        ---------      ---------        ---------        ---------      ---------      ---------

Net asset value at end of period ...... $   10.36       $  10.09       $   9.67        $   9.61        $    9.89       $    9.55
                                        =========      =========        ========-        =========      =========      =========

TOTAL RETURN ..........................      5.49%         10.60%          6.94%           3.32%           10.43%          (0.66)%
                                        =========      =========        ========-        =========      =========      =========

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average
  net assets ..........................      0.28%          0.54%          0.56%           0.56%           0.58%            0.59%

Ratio of net investment income to
  average net assets ..................      2.74%          5.82%          6.11%           6.21%           6.36%            5.44%

Portfolio turnover rate ...............        14%            24%            38%             36%            229%              85%

Number of shares outstanding at end
  of period (000's) ...................    10,758          9,129          8,672           8,164           5,478            4,544
Total net assets at
  end of period (000's) ............... $ 111,428       $ 92,120       $ 83,827        $ 78,423        $ 54,174        $  43,401
Average net assets during the
  period (000's) ...................... $ 102,045       $ 87,574       $ 83,293        $ 68,017        $ 45,200        $  41,596

INTERNATIONAL GOVERNMENT BOND FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,-----------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period ..............................  $   11.42      $   11.33       $   11.79       $   12.72       $   10.97       $   11.16
                                         ---------      ---------       ---------       ---------       ---------       ---------
Income (loss) from investment
  operations:
  Net investment income ...............      (0.05)          0.56            0.63            0.65            0.65            0.62
  Net realized and unrealized gain
    (loss) on securities ..............       1.31          (0.26)          (0.49)          (0.89)           1.80           (0.20)
                                         ---------      ---------       ---------       ---------       ---------       ---------

  Total income (loss) from
  investment operations ...............       1.26           0.30            0.14           (0.24)           2.45            0.42
                                         ---------      ---------       ---------       ---------       ---------       ---------
Distributions:
  Distributions from net investment
    income ............................      (0.18)         (0.20)          (0.58)          (0.68)          (0.70)          (0.60)
  Distributions from net realized
    gain on securities ................         --          (0.01)          (0.02)          (0.01)             --           (0.01)
                                         ---------      ---------       ---------       ---------       ---------       ---------

  Total distributions .................      (0.18)         (0.21)          (0.60)          (0.69)          (0.70)          (0.61)
                                         ---------      ---------       ---------       ---------       ---------       ---------

Net asset value at end of period ......  $   12.50      $   11.42       $   11.33       $   11.79       $   12.72       $   10.97
                                         =========      =========       ========-       =========       =========       =========

TOTAL RETURN ..........................      11.05%          2.65%           1.13%          (1.91)%         23.23%           3.87%
                                         =========      =========       ========-        =========      =========       =========

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average
  net assets ..........................       0.28%          0.55%           0.56%           0.56%           0.59%           0.48%

Ratio of net investment income to
  average net assets ..................       2.20%          4.70%           5.13%           5.45%           5.83%           5.87%

Portfolio turnover rate ...............          9%            17%             4%              11%              6%              3%

Number of shares outstanding at end
  of period (000's) ...................     13,383         13,646          15,680          12,073           6,111           3,741
Total net assets at
  end of period (000's) ...............  $ 167,312      $ 155,783       $ 177,709       $ 142,383       $  77,734       $  41,028
Average net assets during the
  period (000's) ......................  $ 158,516      $ 168,439       $ 166,147       $ 114,693       $  51,451       $  33,561

SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
90                 FINANCIAL HIGHLIGHTS (Unaudited) continued
===============================================================================

Per share data is for a share of capital stock outstanding throughout the period. Total return includes reinvestment of dividends on the reinvestment date. Total returns and ratios for periods of less than one year are not annualized.

MONEY MARKET FUND

                                        FOR THE SIX
                                        MONTHS ENDED                            FISCAL YEAR ENDED MAY 31,
                                        NOVEMBER 30,-----------------------------------------------------------------------------
                                            1998           1998            1997            1996            1995           1994
                                        ------------    ---------       ---------       ---------       ---------       ---------
PER SHARE DATA
Net asset value at beginning of
  period ..............................  $    1.00      $    1.00       $    1.00       $   1.00        $   1.00        $   1.00
                                         ---------      ---------       ---------       --------        --------        --------

Income from investment operations:
  Net investment income ...............       0.03           0.05            0.05           0.05            0.05            0.03
                                         ---------      ---------       ---------       --------        --------        --------

Distributions:
  Distributions from net investment
    income ............................      (0.03)         (0.05)          (0.05)         (0.05)          (0.05)          (0.03)
                                         ---------      ---------       ---------       --------        --------        --------

Net asset value at end of period ......  $    1.00      $    1.00       $    1.00       $   1.00        $   1.00        $   1.00
                                         =========      =========       =========       ========        ========        ========


TOTAL RETURN ..........................       2.53%          5.25%           5.02%          5.26%           4.90%           2.83%
                                         =========      =========       =========       ========        ========        ========

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average
  net assets ..........................       0.28%          0.54%           0.57%          0.57%           0.57%           0.58%

Ratio of net investment income to
  average net assets ..................       2.54%          5.14%           4.95%          5.14%           4.75%           2.78%
Number of shares outstanding at end
  of period (000's) ...................    229,324        190,975         128,125         83,618          82,255          50,533
Total net assets at
  end of period (000's) ...............  $ 229,324      $ 190,975       $ 128,125       $ 83,618        $ 82,255        $ 50,533
Average net assets during the
  period (000's) ......................  $ 212,761      $ 150,625       $ 113,882       $ 84,271        $ 67,021        $ 46,222


===============================================================================
                      SUPPLEMENTAL INFORMATION (Unaudited)
===============================================================================

ANNUAL MEETING OF SHAREHOLDERS

PROXY VOTING RESULTS

The Annual Meeting of Shareholders of American General Series Portfolio Company was held on November 10, 1998. Shareholders of the Funds voted on proposals to elect twelve members of the Board of Directors and to ratify the selection of Ernst & Young LLP as independent auditors for the Series for the fiscal year ending on May 31, 1999. The results of the proposals voted on by shareholders of each Fund were as follows:


ASSET ALLOCATION FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                          AFFIRMATIVE         WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven              14,649,479          23,463          14,672,942
Dr. Timothy J. Ebner              14,649,479          23,463          14,672,942
Judge Gustavo E. Gonzales, Jr.    14,648,183          24,759          14,672,942
John A. Graf                      14,649,479          23,463          14,672,942
Dr. Norman Hackerman              14,530,149         142,793          14,672,942
Dr. John Wm. Lancaster            14,626,880          46,062          14,672,942
Ben H. Love                       14,648,183          24,759          14,672,942
Dr. John E. Maupin, Jr.           14,648,183          24,759          14,672,942
Dr. F. Robert Paulsen             14,626,880          46,062          14,672,942
Craig R. Rodby                    14,649,479          23,463          14,672,942
Dr. R. Miller Upton               14,530,149         142,793          14,672,942
Thomas L. West                    14,649,479          23,463          14,672,942

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                        AGAINST          ABSTAIN      TOTAL OUTSTANDING
14,616,084                          49,085           7,773          14,672,942


SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                 SUPPLEMENTAL INFORMATION (Unaudited) continued              91
===============================================================================

CAPITAL CONSERVATION FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE          WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven              6,649,981          159,645           6,809,626
Dr. Timothy J. Ebner              6,649,981          159,645           6,809,626
Judge Gustavo E. Gonzales, Jr.    6,649,981          159,645           6,809,626
John A. Graf                      6,649,981          159,645           6,809,626
Dr. Norman Hackerman              6,374,777          434,849           6,809,626
Dr. John Wm. Lancaster            6,374,777          434,849           6,809,626
Ben H. Love                       6,649,981          159,645           6,809,626
Dr. John E. Maupin, Jr.           6,649,981          159,645           6,809,626
Dr. F. Robert Paulsen             6,374,777          434,849           6,809,626
Craig R. Rodby                    6,649,981          159,645           6,809,626
Dr. R. Miller Upton               6,374,777          434,849           6,809,626
Thomas L. West                    6,649,981          159,645           6,809,626

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                       AGAINST          ABSTAIN      TOTAL OUTSTANDINg
6,192,488                         503,316          113,822           6,809,626

GOVERNMENT SECURITIES FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE          WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             10,078,999          191,780          10,270,779
Dr. Timothy J. Ebner             10,078,999          191,780          10,270,779
Judge Gustavo E. Gonzales, Jr.   10,078,999          191,780          10,270,779
John A. Graf                     10,078,999          191,780          10,270,779
Dr. Norman Hackerman              9,874,674          396,105          10,270,779
Dr. John Wm. Lancaster           10,078,999          191,780          10,270,779
Ben H. Love                      10,078,999          191,780          10,270,779
Dr. John E. Maupin, Jr.          10,078,999          191,780          10,270,779
Dr. F. Robert Paulsen            10,078,999          191,780          10,270,779
Craig R. Rodby                   10,078,999          191,780          10,270,779
Dr. R. Miller Upton               9,939,504          331,275          10,270,779
Thomas L. West                   10,078,999          191,780          10,270,779

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                       AGAINST           ABSTAIN      TOTAL OUTSTANDING
8,353,780                         1,767,971          149,028          10,270,779

GROWTH FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE        WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             50,464,412        1,104,476          51,568,888
Dr. Timothy J. Ebner             50,875,139          693,749          51,568,888
Judge Gustavo E. Gonzales, Jr.   50,823,327          745,561          51,568,888
John A. Graf                     50,803,151          765,737          51,568,888
Dr. Norman Hackerman             50,510,267        1,058,621          51,568,888
Dr. John Wm. Lancaster           50,495,968        1,072,920          51,568,888
Ben H. Love                      50,647,834          921,054          51,568,888
Dr. John E. Maupin, Jr.          50,875,139          693,749          51,568,888
Dr. F. Robert Paulsen            50,527,525        1,041,363          51,568,888
Craig R. Rodby                   50,803,151          765,737          51,568,888
Dr. R. Miller Upton              50,503,364        1,065,524          51,568,888
Thomas L. West                   50,809,561          759,327          51,568,888


Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST        ABSTAIN      TOTAL OUTSTANDING
49,862,302                          502,017        1,204,569          51,568,888

GROWTH & INCOME FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE          WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             13,099,393          333,647          13,433,040
Dr. Timothy J. Ebner             13,376,038           57,002          13,433,040
Judge Gustavo E. Gonzales, Jr.   13,366,494           66,546          13,433,040
John A. Graf                     13,362,571           70,469          13,433,040
Dr. Norman Hackerman             13,309,328          123,712          13,433,040
Dr. John Wm. Lancaster           13,315,604          117,436          13,433,040
Ben H. Love                      13,378,652           54,388          13,433,040
Dr. John E. Maupin, Jr.          13,376,038           57,002          13,433,040
Dr. F. Robert Paulsen            13,315,604          117,436          13,433,040
Craig R. Rodby                   13,362,571           70,469          13,433,040
Dr. R. Miller Upton              13,318,219          114,821          13,433,040
Thomas L. West                   13,362,571           70,469          13,433,040

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:


AFFIRMATIVE                         AGAINST         ABSTAIN      TOTAL OUTSTANDING
13,137,961                           63,147          231,932          13,433,040

===============================================================================
92             SUPPLEMENTAL INFORMATION (Unaudited) continued
===============================================================================


INTERNATIONAL EQUITIES FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE         WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             12,173,665          183,750          12,357,415
Dr. Timothy J. Ebner             12,198,915          158,500          12,357,415
Judge Gustavo E. Gonzales, Jr.   12,198,915          158,500          12,357,415
John A. Graf                     12,198,915          158,500          12,357,415
Dr. Norman Hackerman             11,324,474        1,032,941          12,357,415
Dr. John Wm. Lancaster           11,324,474        1,032,941          12,357,415
Ben H. Love                      11,988,097          369,318          12,357,415
Dr. John E. Maupin, Jr.          12,198,915          158,500          12,357,415
Dr. F. Robert Paulsen            11,324,474        1,032,941          12,357,415
Craig R. Rodby                   12,198,915          158,500          12,357,415
Dr. R. Miller Upton              11,324,474        1,032,941          12,357,415
Thomas L. West                   12,198,915          158,500          12,357,415

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST         ABSTAIN      TOTAL OUTSTANDING
12,103,715                          104,986          148,714          12,357,415

INTERNATIONAL GOVERNMENT BOND FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE         WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             12,843,749          120,509          12,964,258
Dr. Timothy J. Ebner             12,840,310          123,948          12,964,258
Judge Gustavo E. Gonzales, Jr.   12,840,310          123,948          12,964,258
John A. Graf                     12,776,106          188,152          12,964,258
Dr. Norman Hackerman             12,383,880          580,378          12,964,258
Dr. John Wm. Lancaster           12,425,536          538,722          12,964,258
Ben H. Love                      12,755,215          209,043          12,964,258
Dr. John E. Maupin, Jr.          12,840,310          123,948          12,964,258
Dr. F. Robert Paulsen            12,480,949          483,309          12,964,258
Craig R. Rodby                   12,776,106          188,152          12,964,258
Dr. R. Miller Upton              12,473,051          491,207          12,964,258
Thomas L. West                   12,822,093          142,165          12,964,258

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
12,561,204                          240,763          162,291          12,964,258

MIDCAP INDEX FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE       WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             30,469,705          746,102          31,215,807
Dr. Timothy J. Ebner             30,579,048          636,759          31,215,807
Judge Gustavo E. Gonzales, Jr.   30,421,619          794,188          31,215,807
John A. Graf                     30,570,166          645,641          31,215,807
Dr. Norman Hackerman             30,148,110        1,067,697          31,215,807
Dr. John Wm. Lancaster           30,146,885        1,068,922          31,215,807
Ben H. Love                      30,552,095          663,712          31,215,807
Dr. John E. Maupin, Jr.          30,554,852          660,955          31,215,807
Dr. F. Robert Paulsen            30,304,313          911,494          31,215,807
Craig R. Rodby                   30,579,048          636,759          31,215,807
Dr. R. Miller Upton              30,015,490        1,200,317          31,215,807
Thomas L. West                   30,579,048          636,759          31,215,807

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
30,405,080                          522,822          287,905          31,215,807

MONEY MARKET FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE       WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven            218,186,667       10,266,408         228,453,075
Dr. Timothy J. Ebner            218,186,667       10,266,408         228,453,075
Judge Gustavo E. Gonzales, Jr.  218,186,667       10,266,408         228,453,075
John A. Graf                    218,186,667       10,266,408         228,453,075
Dr. Norman Hackerman            218,186,667       10,266,408         228,453,075
Dr. John Wm. Lancaster          218,186,667       10,266,408         228,453,075
Ben H. Love                     218,186,667       10,266,408         228,453,075
Dr. John E. Maupin, Jr.         218,186,667       10,266,408         228,453,075
Dr. F. Robert Paulsen           218,186,667       10,266,408         228,453,075
Craig R. Rodby                  218,186,667       10,266,408         228,453,075
Dr. R. Miller Upton             218,186,667       10,266,408         228,453,075
Thomas L. West                  218,186,667       10,266,408         228,453,075

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
223,392,848                          98,960        4,961,267         228,453,075

===============================================================================
               SUPPLEMENTAL INFORMATION (Unaudited) continued               93
===============================================================================

SCIENCE & TECHNOLOGY FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE       WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             46,066,407        1,141,485          47,207,892
Dr. Timothy J. Ebner             46,495,443          712,449          47,207,892
Judge Gustavo E. Gonzales, Jr.   46,277,221          930,671          47,207,892
John A. Graf                     46,371,479          836,413          47,207,892
Dr. Norman Hackerman             46,059,997        1,147,895          47,207,892
Dr. John Wm. Lancaster           45,993,176        1,214,716          47,207,892
Ben H. Love                      46,308,345          899,547          47,207,892
Dr. John E. Maupin, Jr.          46,492,678          715,214          47,207,892
Dr. F. Robert Paulsen            46,188,109        1,019,783          47,207,892
Craig R. Rodby                   46,377,009          830,883          47,207,892
Dr. R. Miller Upton              45,898,244        1,309,648          47,207,892
Thomas L. West                   46,376,087          831,805          47,207,892

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
45,188,726                          936,875        1,082,292          47,207,892

SMALL CAP INDEX FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE         WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             13,256,839          242,035          13,498,874
Dr. Timothy J. Ebner             13,256,839          242,035          13,498,874
Judge Gustavo E. Gonzales, Jr.   13,256,839          242,035          13,498,874
John A. Graf                     13,249,461          249,413          13,498,874
Dr. Norman Hackerman             13,040,761          458,113          13,498,874
Dr. John Wm. Lancaster           13,032,328          466,546          13,498,874
Ben H. Love                      13,115,993          382,881          13,498,874
Dr. John E. Maupin, Jr.          13,256,839          242,035          13,498,874
Dr. F. Robert Paulsen            13,040,761          458,113          13,498,874
Craig R. Rodby                   13,256,839          242,035          13,498,874
Dr. R. Miller Upton              13,040,761          458,113          13,498,874
Thomas L. West                   13,256,839          242,035          13,498,874

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
13,339,318                           36,496          123,060          13,498,874

SOCIAL AWARENESS FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE         WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven             16,227,886          222,643          16,450,529
Dr. Timothy J. Ebner             16,227,886          222,643          16,450,529
Judge Gustavo E. Gonzales, Jr.   16,022,091          428,438          16,450,529
John A. Graf                     16,201,085          249,444          16,450,529
Dr. Norman Hackerman             16,189,783          260,746          16,450,529
Dr. John Wm. Lancaster           16,198,502          252,027          16,450,529
Ben H. Love                      15,992,707          457,822          16,450,529
Dr. John E. Maupin, Jr.          16,227,886          222,643          16,450,529
Dr. F. Robert Paulsen            16,211,579          238,950          16,450,529
Craig R. Rodby                   16,201,085          249,444          16,450,529
Dr. R. Miller Upton              16,189,783          260,746          16,450,529
Thomas L. West                   16,201,085          249,444          16,450,529

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
15,969,078                          336,629          144,822          16,450,529

STOCK INDEX FUND

ELECTION OF TWELVE MEMBERS OF THE BOARD OF DIRECTORS:

NOMINEE                         AFFIRMATIVE        WITHHELD      TOTAL OUTSTANDING
Dr. Judith L. Craven            105,248,388        1,493,854         106,742,242
Dr. Timothy J. Ebner            105,651,394        1,090,848         106,742,242
Judge Gustavo E. Gonzales, Jr.  105,392,900        1,349,342         106,742,242
John A. Graf                    105,373,564        1,368,678         106,742,242
Dr. Norman Hackerman            104,560,429        2,181,813         106,742,242
Dr. John Wm. Lancaster          105,034,673        1,707,569         106,742,242
Ben H. Love                     105,087,593        1,654,649         106,742,242
Dr. John E. Maupin, Jr.         105,693,119        1,049,123         106,742,242
Dr. F. Robert Paulsen           105,134,407        1,607,835         106,742,242
Craig R. Rodby                  105,488,563        1,253,679         106,742,242
Dr. R. Miller Upton             104,623,526        2,118,716         106,742,242
Thomas L. West                  105,370,511        1,371,731         106,742,242

Ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending on May 31, 1999:

AFFIRMATIVE                         AGAINST           ABSTAIN      TOTAL OUTSTANDING
104,182,327                         615,322        1,944,593         106,742,242

===============================================================================
                    AMERICAN GENERAL SERIES PORTFOLIO COMPANY
===============================================================================

BOARD OF DIRECTORS
Judith L. Craven
Timothy J. Ebner
Gustavo E. Gonzales, Jr.
John A. Graf
Norman Hackerman
John W. Lancaster
Ben H. Love
John E. Maupin, Jr.
F. Robert Paulsen
Craig R. Rodby
R. Miller Upton
Thomas L. West, Jr.

DISTRIBUTOR
The Variable Annuity Marketing
Company (VAMCO)
2929 Allen Parkway
Houston, Texas 77019

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

INVESTMENT SUB-ADVISERS
Bankers Trust Company
1 Bankers Trust Plaza
New York, New York 10006

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Value Line, Inc.
220 East 42nd Street
New York, New York 10017-5891

INDEPENDENT AUDITORS
Ernst & Young LLP
1221 McKinney
Houston, Texas 77010

SHAREHOLDER SERVICE AGENT
The Variable Annuity Life
Insurance Company (VALIC)
2929 Allen Parkway
Houston, Texas 77019

OFFICERS
Thomas L. West, Jr.,
   Chairman
John A. Graf,
   President
Craig R. Rodby,
   Executive Vice President
Michael G. Atnip,
   Executive Vice President
John E. Arant,
   Executive Vice President
Joe C. Osborne,
   Executive Vice President
Peter V. Tuters,
   Senior Vice President
Brent C. Nelson,
   Vice President
Maruti D. More,
   Vice President - Investments
Teresa S. Moro,
   Vice President and Investment Officer
Leon A. Olver,
   Vice President and Investment Officer
William Trimbur, Jr.,
   Vice President and Investment Officer
Cynthia A. Toles,
   Vice President and Secretary
Gregory R. Seward,
   Treasurer
Kathryn A. Pearce,
   Controller
Nori L. Gabert,
   Vice President and Assistant Secretary
Jaime M. Sepulveda,
   Assistant Treasurer
Earl E. Allen, Jr.,
   Assistant Treasurer
Donna L. Hathaway,
   Assistant Controller
Heriberto Valdez,
   Assistant Controller
Cynthia A. Gibbons,
   Assistant Vice President

     This report is for the information of the shareholders and variable contract owners participating in the American General Series Portfolio Company. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

     If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your account representative.

     "Standard & Poor's(R)", "Standard & Poor's MidCap 400 Index" and "S&P 500(R)" are trademarks of Standard & Poor's Corporation. The Stock Index Fund and MidCap Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the funds. The Russell 2000(R) Index is a trademark / service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.


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









AMERICAN GENERAL SERIES PORTFOLIO COMPANY                          Bulk Rate
                                                                 U.S. Postage
P.O. Box 3206                                                        PAID
Houston, Texas 77253-3206                                        Permit No. 6748
                                                                 Houston, Texas





                                  [BACK COVER]






[VALIC LOGO]


VA 4873 VER 11/98                                                 Recycled Paper

                                       PART C

                                 OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

FRANKLIN LIFE VARIABLE ANNUITY FUND A ("FUND A")

Fund A's Rules and Regulations provide as follows:

     ARTICLE V.  INDEMNIFICATION

     The Fund shall indemnify each of the members of its Board of Managers and officers (and his heirs, executors and administrators) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund; and except that no member of the Board of Managers or officer shall be indemnified hereunder or by any provision or arrangement against any liability to the Fund or its Contract Owners to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees so incurred by any such member or officer (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such member or officer, secured by an appropriate deposit or a surety bond approved by independent legal counsel for the Fund, to repay the amounts so paid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this
Article V.

     Any indemnification under this Article V shall be made only upon (1) a final decision on the merits by a court or other body of competent jurisdiction before which such proceeding is brought that the member of the Board of Managers or officer to be indemnified is not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the member of the Board of Managers or officer to be indemnified was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by (a) the vote of a majority of a quorum of directors who are neither 'interested persons' (as defined in Section 2(a)(19) of the Investment Company Act of 1940) of the Fund or the Company nor parties to the proceeding or (b) independent legal counsel in a written opinion. Approval of indemnification by the Board of Managers pursuant to clause 2(a) or clause 2(b) above shall not prevent the recovery from any member of the Board of Managers or officer of any amount paid to him in accordance with such clause if such member of the Board of Managers or officer is subsequently adjudicated by a court of competent jurisdiction (i) not to have acted in good faith in the reasonable belief that his actions was in the best interests of the Fund or (ii) to have been liable to the Fund or its Contract Owners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member of the Board of Managers or officer may be entitled, provided, however, that no such indemnification shall be inconsistent with the provisions of Section 17(h) of the Investment Company Act of 1940. Nothing contained in this Article shall affect any rights to indemnification to which personnel other than members of the Board of Managers and officers may be entitled by contract or otherwise under law, provided, however, that no such indemnification shall be effected in violation of the Investment Company Act of 1940.

     Notwithstanding any other provisions of this Article, in the event that a claim for indemnification with respect to liabilities arising under the Securities Act of 1933 is asserted by any member of the Board of Managers or officer of the Fund, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent and such member or officer is not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and the Investment Company Act of 1940, and whether such member or officer is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and the party claiming such indemnification and the Fund will be governed by the final adjudication of such judgment. Any adjudication that such indemnification is against such public policy, or that such member or officer is so liable, shall preclude any indemnification by the Fund.

     By contract or other agreement with the Fund, the Company may agree to bear or guarantee the cost of expense of the indemnification provided in this Article, or any part of it.

     The Franklin Life Insurance Company (referred to as "the Company" in the immediately preceding quoted paragraph) has agreed to bear the expense of such indemnification pursuant to the Administration Agreement dated June 30, 1971, between The Franklin Life Insurance Company and Registrant.


                           *   *   *


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to members of the Board of Managers of Fund A pursuant to the foregoing provisions or otherwise, Fund A has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by Fund A of expenses incurred or paid by a member of the Board of Managers in the successful defense of any action, suit or proceeding) is asserted by such member of the Board of Managers in connection with the securities being registered, Fund A will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16   EXHIBITS

(1) (a) Resolution of The Franklin Life Insurance Company's Board of Directors creating Franklin Life Variable Annuity Fund A.***

     (b)  Articles of Incorporation for American General Series Portfolio
          Company.*

     (c) Articles Supplementary to the Articles of Incorporation for American General Series Portfolio Company, effective April 10, 1990.*

     (d) Articles Supplementary to the Articles of Incorporation for American General Series Portfolio Company, effective September 28, 1990.*

     (e) Amendment One to the Articles of Incorporation for American General Series Portfolio Company, effective October 1, 1991.*

     (f) Amendment Two to the Articles of Incorporation for American General Series Portfolio Company, effective May 1, 1992.*

     (g) Articles Supplementary to the Articles of Incorporation for American General Series Portfolio Company, effective May 1, 1992.*

     (h) Articles Supplementary to the Articles of Incorporation for American General Series Portfolio Company, effective January 20, 1994.*

     (i) Articles Supplementary to the Articles of Incorporation for American General Series Portfolio Company, effective February 4, 1994.*

     (j) Articles Supplementary to the Articles of Incorporation for American General Series Portfolio Company, effective May 1, 1995.*

     (k) Articles of Amendment to the Articles of Incorporation for American General Series Portfolio Company, effective October 1, 1997.**

(2)  (a)  Rules and Regulations of Franklin Life Variable Annuity Fund A.***

     (b)  By-Laws of American General Series Portfolio Company.*

(3) Copies of any voting trust agreement affecting more than 5 percent of any class of equity securities. Not applicable.

(4) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Appendix A of the Proxy Statement/Prospectus forming Part A of this Registration Statement.

(5) (a) Specimen copy of Form 1170, deferred periodic payment variable annuity contract.***


     (b) Specimen copy of Form 1171, single payment deferred variable annuity contract.***


     (c) Specimen copy of Form 1172, single payment immediate life variable annuity contract.***

     (d) Specimen copy of Form 1173, single payment immediate life variable annuity contract with guaranteed period.***


     (e) Specimen copy of Form 1174, single payment immediate joint and last survivor life variable annuity contract.***


     (f) Specimen copy of endorsement to Forms 1170, 1171, 1172, 1173 and 1174 when such contracts are issued to variable annuitants in the State of Texas.***


(6) (a) Investment Management Agreement between Franklin Life Variable Annuity Fund A and The Franklin Life Insurance Company dated January 31, 1995.***

     (b) Amended and Restated Investment Advisory Agreement between American General Series Portfolio Company and The Variable Annuity Life Insurance Company.*

     (c) Investment Advisory Agreement (Form ii) between American General Series Portfolio Company and The Variable Annuity Life Insurance Company.*

     (d) Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Bankers Trust Company.*

     (e) Amendment No. 1 to Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company and Bankers Trust Company.*

(7) (a) Sales Agreement between Franklin Life Variable Annuity Fund A and Franklin Financial Services Corporation dated January 31, 1995.***


     (b) Form of Agreement among The Franklin Life Insurance Company, Franklin Financial Services Corporation and agents.***

     (c) Amended and Restated Distribution Agreement between American General Series Portfolio Company and The Variable Annuity Marketing Company, effective June 1, 1996.**

(8) Copies of all bonus, profit sharing, pension or other similar contracts for the benefit of directors or officers. Not applicable.

(9) (a) Custodian Agreement dated April 17, 1995 between The Franklin Life Insurance Company and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 42 to Franklin Life Variable Annuity Fund A's Registration Statement on Form N-3, filed April 30, 1996 (File
          No. 2-36394).

     (b) Custodian Contract between American General Series Portfolio Company and State Street Bank and Trust Company.*

     (c) Custodian Fee Schedule between American General Series Portfolio Company and State Street Bank and Trust Company.**

     (d) Amendment to Custodian Contract between American General Series Portfolio Company and State Street Bank and Trust Company.**

     (e) Custodian Fee Schedule between American General Series Portfolio Company and State Street Bank and Trust Company.**

(10) Copies of any plans entered into pursuant to Rule 12b-1 or Rule 18f-3 under the Investment Company Act of 1940. Not Applicable.

(11) (a) Opinion and consent of counsel as to the legality of the Franklin Life Variable Annuity Fund A securities being registered.***


     (b) Opinion and consent of counsel as to the legality of the American General Series Portfolio Company securities being registered.***


(12) Opinion and consent of Elizabeth E. Arthur, Esq. as to tax matters.***


(13) (a) Administration Agreement between Franklin Life Variable Annuity Fund A and The Franklin Life Insurance Company dated June 30, 1971.***


     (b) Agreement between The Franklin Life Insurance Company and Franklin Financial Services Corporation dated June 30, 1971.***

     (c) Transfer Agency and Service Agreement between American General Series Portfolio Company and The Variable Annuity Life Insurance Company.*

     (d) Accounting Services Agreement between American General Series Portfolio Company and The Variable Annuity Life Insurance Company.**

(14) Consents of Independent Auditors.


(15) Financial statements omitted pursuant to Item 14(a)(1).  None.


(16) Powers of Attorney for any signatures to the registration statement.***

(17) Any additional exhibits. None.

* Incorporated herein by reference to Post-Effective Amendment Number 26 to the American General Series Portfolio Company's Form N-1A Registration Statement filed with the Securities and Exchange Commission on September 22, 1998.

** Incorporated herein by reference to Post-Effective Amendment Number 25 to the American General Series Portfolio Company's Form N-1A Registration Statement filed with the Securities and Exchange Commission on July 31, 1997.

*** Incorporated herein by reference to the initial filing of this registration statement with the Securities and Exchange Commission on January 20, 1999 (File No. 333-70813).

ITEM 17.  UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                     SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of Franklin Life Variable Annuity Fund A, in the City of Springfield, and State of Illinois, on February 19, 1999.

                         Franklin Life Variable Annuity Fund A


                         By: /s/ Elizabeth E. Arthur
                            -------------------------------------
                              Elizabeth E. Arthur
                              Secretary, Board of Managers

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                   TITLE                            DATE

/s/ Clifford L. Greenwalt*
-------------------------
Clifford L. Greenwalt         Member, Board of Managers
                                                                 ---------------

/s/ Robert C. Spencer*
-------------------------
Robert C. Spencer             Member, Board of Managers
                                                                 ---------------

/s/ Robert G. Spencer*
-------------------------
Robert G. Spencer             Chairman, Board of Managers
                                                                 ---------------

/s/ James W. Voth*
-------------------------
James W. Voth                 Member, Board of Managers
                                                                 ---------------

/s/ Elizabeth E. Arthur
-------------------------
Elizabeth E. Arthur           Secretary, Board of Managers
                                                                 ---------------

/s/ Elizabeth E. Arthur       Dated February 19, 1999.
-------------------------
* By Elizabeth E. Arthur,
       Attorney-in-Fact

                                      SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of American General Series Portfolio Company, in the City of Houston, and State of Texas, on February 19, 1999.

                                   American General Series Portfolio Company




                                   By: /s/ Thomas L. West, Jr.
                                      --------------------------------
                                         Thomas L. West, Jr.
                                         Chairman of the Board of Directors

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


      SIGNATURE                              TITLE                          DATE
/s/ Thomas L. West, Jr.                                               February 19, 1999
-------------------------                                             -----------------
Thomas L. West, Jr.            Chairman of the Board of Directors



-------------------------                                             -----------------
John A. Graf                        Director and President


-------------------------                                             -----------------
Craig R. Rodby                Director and Executive Vice President


/s/ Gregory R. Seward                                                 February 19, 1999
-------------------------                                             -----------------
Gregory R. Seward                          Treasurer


          *
-------------------------                                             -----------------
Norman Hackerman                           Director


          *
-------------------------                                             -----------------
John Wm. Lancaster                         Director


          *
-------------------------                                             -----------------
Ben H. Love                                Director


          *
-------------------------                                             -----------------
F. Robert Paulsen                          Director


          *
-------------------------                                             -----------------
R. Miller Upton                            Director


          *
-------------------------                                             -----------------
Dr. Judith L. Craven                       Director


          *
-------------------------                                             -----------------
Dr. Timothy J. Ebner                       Director


          *
-------------------------                                             -----------------
Judge Gustavo E. Gonzales, Jr.             Director


          *
-------------------------                                             -----------------
Dr. John E. Maupin, Jr.                    Director



By: /s/ David M. Leahy                                                February 19, 1999
   ----------------------                                             -----------------
    *David M. Leahy
     Attorney-in-Fact